UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111
(Address of principal executive offices)		(Zip code)
Eric Wietsma
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		413-788-8411

Date of fiscal year end:	10/31/09

Date of reporting period:	10/31/09

Item 1. Reports to Stockholders.

MassMutual Premier Funds

Annual Report

October 31, 2009

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

Table of Contents

President's Letter to Shareholders	1
Economic and Market Review	3
Portfolio Manager Reports	6
Portfolio of Investments
MassMutual Premier Money Market Fund	71
MassMutual Premier Short-Duration Bond Fund	74
MassMutual Premier Inflation-Protected and Income Fund	82
MassMutual Premier Core Bond Fund	86
MassMutual Premier Diversified Bond Fund	97
MassMutual Premier High Yield Fund	108
MassMutual Premier International Bond Fund	111
MassMutual Premier Balanced Fund	113
MassMutual Premier Value Fund	126
MassMutual Premier Enhanced Index Value Fund	127
MassMutual Premier Enhanced Index Core Equity Fund	134
MassMutual Premier Main Street Fund	140
MassMutual Premier Capital Appreciation Fund	142
MassMutual Premier Enhanced Index Growth Fund	144
MassMutual Premier Discovery Value Fund	151
MassMutual Premier Main Street Small Cap Fund	153
MassMutual Premier Small Company Opportunities Fund	161
MassMutual Premier Global Fund	169
MassMutual Premier International Equity Fund	171
MassMutual Premier Focused International Fund	174
MassMutual Premier Strategic Emerging Markets Fund	176
Statements of Assets and Liabilities	178
Statements of Operations	190
Statements of Changes in Net Assets	196
Statement of Cash Flows	208
Financial Highlights	209
Notes to Financial Statements	268
Report of Independent Registered Public Accounting Firm	324
Trustees and Officers (Unaudited)	325
Federal Tax Information (Unaudited)	328
Other Information (Unaudited)
Proxy Voting	329
Quarterly Reporting	329
Trustees' Approval of Investment Advisory Contracts	329
Submission of Matters to a Vote of Security Holders	331
Fund Expenses	332

This material must be preceded or accompanied by a current prospectus for the MassMutual Premier Funds. Investors should consider a Fund's investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus. Read it carefully before investing.

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MassMutual Premier Funds – President's Letter to Shareholders

 To Our Shareholders

Eric Wietsma

"MassMutual focuses on the long term and encourages all retirement investors to do the same — and to keep the proper perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. As we have seen over the past 12 months, changing market conditions have the potential to reward patient investors."

October 31, 2009

Improving market conditions provide retirement investors with renewed optimism

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the period ended October 31, 2009. This 12-month period has posed numerous challenges for all retirement investors, but has also reminded us that market conditions are truly cyclical. During this time frame, the economic climate that had proven so challenging since late 2007 began to show signs of easing in March, giving retirement investors renewed optimism that improved financial conditions may be on the horizon.

In MassMutual's view, the changing market environment we have witnessed over the previous 12 months underscores the importance, for all retirement investors, of creating a long-term investment plan that is designed to suit your investment time horizon and your tolerance for risk; monitoring that plan regularly; and making changes to that plan when appropriate, but not in response to current events or short-term changes in the markets or the economic climate.

Suggestions for retirement investors under any market conditions

  You're in it for the long term. History has shown that while markets react negatively to shocking events or unfavorable news, they have tended to regain value over time. Remember, if you're holding an investment that has fallen in price, you don't realize a loss until you sell it. In fact, during market lows, you may be able to take advantage of attractive prices for quality investments.
  Continue to invest. Some of the most sophisticated investors believe that individuals who can weather a bear market have the potential to be rewarded by amassing larger positions at more favorable prices (relative to those who do not continue to invest during a down market).
  Monitor your asset allocation and diversify. Stocks, bonds and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, high-yield bonds, etc.). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

Keep the proper perspective

We believe doing business with MassMutual is the sign of a good decision. MassMutual focuses on the long term and encourages all retirement investors to do the same — and to keep the proper perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling.

(Continued)

MassMutual Premier Funds – President's Letter to Shareholders (Continued)

As we have seen over the past 12 months, changing market conditions have the potential to reward patient investors. If you work with a financial professional, this could be an ideal time to contact him or her to help you evaluate and fine-tune your retirement-planning strategy, taking into consideration your investment time frame and risk tolerance to be sure you are on track to pursue your long-term investment objectives. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Eric Wietsma
President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 11/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Review

October 31, 2009

Financial market conditions worldwide begin to improve after a rough start to the year

The year ended October 31, 2009 marked a time of transition for investment markets worldwide. When the time period covered by this report began on November 1, 2008, U.S. markets had already been battered for several months by extreme economic conditions, including weakness in the housing market, scarcely available credit, the well-publicized meltdowns of some of Wall Street's most venerable companies, the struggles of U.S. automakers, high unemployment rates, and an extremely soft retail environment. Encouraging news on the economy and financial markets was hard to come by, and the environment mainly continued to deteriorate until March 2009, when stocks worldwide kicked off a rally that ultimately erased losses sustained since November 2008 and drove most broad stock and bond indexes to one-year gains by the end of October 2009.

Throughout the world, many economies began the slow recovery process — although some continued to struggle. For example, in Europe, the United Kingdom did especially well. Similarly, France and Germany unexpectedly pulled out of recession. Conversely, high-deficit euro countries, including Ireland and Greece, continued to suffer. Elsewhere, China's and Brazil's economies proved resilient and the Russian economy, which had slowed earlier in the year, began to recover in the latter part of the reporting period. Economic conditions in Turkey and Indonesia also began to turn around in April 2009, when emerging equity markets began to perform well.

In the U.S., although numerous economic challenges — such as high unemployment levels and falling consumer confidence levels — continued to be a concern and periods of high market volatility remained, certain events that occurred during the year (particularly, the second half) point to an economy that may be on the road to recovery.

Market performance

Both bonds and equities were positive for the 12 months ended October 31, 2009, with notable outperformers in each of the two asset classes. The Dow Jones Industrial Average SM (the "Dow"), a measure of blue-chip stock performance, advanced 4.16%. The S&P 500® Index (the "S&P 500"), a measure of U.S. large-cap stock performance, also gained traction for the year and returned 9.80%. Another single-digit winner in the equities category was the small-cap Russell 2000® Index, which posted a gain of 6.46% for the period. The technology-heavy NASDAQ Composite® Index ("NASDAQ") turned in an impressive 18.84% return. Worldwide equity markets significantly outperformed their U.S. counterparts. For example, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI® EAFE®") Index, a benchmark for foreign stocks in developed markets, advanced 27.71%. The clear winner, however, was the MSCI Emerging Markets Index, a benchmark that represents the performance of emerging stock markets throughout the world, which advanced a stunning 64.13% for the one-year period ended October 31, 2009.

For the year, investments in the fixed-income markets tended to trail their equity counterparts. One of the most closely monitored benchmarks in the fixed-income market, the Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 13.79%. Treasury bills advanced slightly, gaining just 0.28% for the year, as measured by the Citigroup 3-Month Treasury Bill Index. But the star performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed rate, non-investment-grade debt from corporate sectors, which returned a stunning 48.10% for the year. Trailing the group was the small-by-comparison 3.84% advance of the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of U.S. government bonds with one to three years remaining to the scheduled payment of principal.*

Economic challenges continued as 2008 came to a close

During the final few months of 2008, economic challenges continued to plague investors in what seemed to be an endless onslaught of grim financial news. The widely anticipated official declaration of a U.S. recession occurred at the beginning of December 2008, when the National Bureau of Economic Research announced that the economy had been in recession since December 2007. In

* Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Review (Continued)

addition, November's unemployment report (released early in December) revealed a loss of 533,000 jobs, marking the biggest one-month decline since 1974. Consumer confidence also suffered, as the Conference Board's Consumer Confidence Index fell to 38 in December, an all-time low. The retail industry suffered one of the worst holiday shopping seasons in years amid several high-profile bankruptcies. Finally, as 2008 wound down, it was reported that the broader economy, as measured by gross domestic product ("GDP"), fell by a revised 0.5% in the third quarter of 2008, its largest decline in seven years. Throughout it all, stocks of all kinds continued to post large losses, and bonds increased in attractiveness to nervous investors.

First quarter of 2009: the tide begins to turn

As the new year began, investors digested and reacted to economic events and news, but found few reasons for much optimism in January and February. President Obama's $787 billion economic stimulus package received approval from Congress in February and offered a variety of incentives, including tax cuts, infrastructure spending and assistance for states. This had little effect on investor sentiment, however, as dismal news concerning unemployment, housing, available credit and ongoing struggles of companies of all sizes in a variety of sectors (particularly financial services and automobile makers) dominated the headlines. By early March, both the Dow and the S&P 500 had declined to lows not seen in well over a decade.

Almost unexpectedly, stocks staged a vigorous late-quarter rally that enabled major market benchmarks to trim their losses for the quarter and post solid gains for March. Investors finally seemed encouraged by actions taken by the U.S. government and governments worldwide, along with a handful of economic reports that signaled positive movement. Other news also surfaced to help the rally along, particularly the Federal Reserve's (the Fed) announcement of the plan to buy $300 billion in long-term Treasury securities. Although the advances in late March were not enough to counteract the market declines of the first two months of the year — most stocks posted double-digit losses for the quarter and bonds posted mixed results overall — they did mark a significant turning point in the economic climate and helped to bring renewed optimism to investors who had been discouraged by the relentless market losses of the previous 12 to 15 months.

Encouraging signs continue in the second quarter of 2009

The stock market advanced substantially during the second quarter of 2009, although the rally lost some momentum in June. Share prices rose for much of the period on encouraging economic reports. During the quarter, headlines focused on the bankruptcies of automakers Chrysler and General Motors, but investors seemed to believe that the worst of the financial crisis had passed and generally overlooked bad news to focus on the "green shoots" of a potential economic recovery. The consistency of the advance was as remarkable as its magnitude, as pullbacks were shallow and short-lived. Foreign stocks also turned in strong results during the second quarter, aided by gains in local share prices and a falling U.S. dollar. In the bond market, Treasury securities struggled, while riskier bonds outperformed. Rising yields sent Treasury prices lower (when yields rise, the prices of existing bonds fall — and vice versa) amid heightened concerns about the possibility of inflation becoming a greater threat due to increases in the money supply and borrowing required by the U.S. government's attempts to jump-start the economy. Despite the surge in Treasury yields, corporate bond spreads (the difference in yields between comparable bonds) narrowed considerably, reflecting increased demand and rising prices.

Some data releases during the second quarter of 2009 proved encouraging. One of those was durable goods orders, which surged by 1.8% in May, surprising economists who had expected a decline. May's increase was the third in four months and followed a similarly robust advance in April. Furthermore, one of the more closely watched releases, the Conference Board's Index of Leading Economic Indicators ("LEI"), rose by 1.2% in May, following a revised 1.1% increase in April, representing the best back-to-back performance of this measure since late 2001. As its name implies, this index is valued for its forward-looking ability — whereas many measures of economic activity (such as employment-related data) are lagging indicators, meaning they tend to follow, rather than forecast, economic trends.

Markets maintain momentum in the third quarter of 2009

U.S. stocks piled on more gains during the third quarter of 2009, as the market rally stretched into its seventh month (since March lows). After beginning the quarter on an uncertain note, equities benefited from a fresh burst of bullish enthusiasm around the middle of July, amid favorable prospects for second-quarter earnings. The pace of the advance slowed in August and September, but stock

MassMutual Premier Funds – Economic and Market Review (Continued)

prices managed to work higher during both months, as investors drove double-digit gains in the most widely followed stock benchmarks for the second straight quarter. On a similar note, foreign stocks in developed markets kept pace with their domestic counterparts, receiving a boost from U.S. dollar weakness.

Risk-wary investors in the U.S. and abroad drove up prices for U.S. Treasury securities. Additionally, corporate bonds benefited from easing concerns about company balance sheets and earnings growth, which enabled the Barclays Capital U.S. Aggregate Bond Index to post a modest return for the quarter. Conversely, investors' pursuit of returns lifted the Barclays Capital High Yield Bond Index to a double-digit gain of 14.22% for the three-month period. Short-term government bonds turned in some of the quarter's most modest results, but still managed to gain a bit of ground.

October 2009: mixed recovery signs may provide some optimism for the future

The month of October saw a solid streak of monthly equity market gains come to an end in the midst of a significant increase in market volatility. For the month, broad equity indexes declined overall, with the only exception being the Dow, which eked out a gain of 0.14%. On a positive note, the volatility measure remained significantly below the record level it reached in November 2008 in the wake of the financial meltdown. (Volatility tends to increase when there is uncertainty with respect to market direction.)

Certain events from October may provide encouragement. Many companies reported earnings that exceeded analyst estimates. In addition, initial jobless claims in the U.S. were generally reported at better-than-expected levels, supporting the observation of a continued downward (improving) trend, although lingering concerns continued to focus on the lack of any significant uptick in hiring. Also on a positive note, U.S. GDP data released late in the month indicated that the U.S. economy grew at an annualized rate of 3.5% in the third quarter of 2009, marking the first rise in GDP since the second quarter of 2008. Other events, however, indicate that clouds continue to exist on the economic horizon. A retreat in consumer spending, a restatement of the August existing home sales results (indicating a decline), and a surprise drop in a key index of home prices issued by the Federal Housing Authority may serve to reinforce concerns about the strength of any housing recovery that many would position as a driver of a rebound in consumer spending.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/09 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Money Market Fund, and who is the Fund's subadviser?
This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 0.40%, exceeding the 0.28% return of the Citigroup 3-Month Treasury Bill Index (formerly the Salomon Smith Barney 3-Month Treasury Bill Index), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund performed well during a year characterized by historically low yields, scarcity of money-market investments, and improved liquidity. The historically low supply of investments was due to issuers either cutting back on their borrowing, or moving a larger percentage of their debt into medium and long maturities to lock in low rates. (Maturity refers to the amount of time until a bond's issuer is due to return the principal to the bond's owner.) The Fund primarily purchased commercial paper (short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations) in shorter tenors and government agency paper in longer tenors, as the prices of corporate commercial paper rose and yields declined, becoming closer to those of agencies and Treasury bills.

With the LIBOR (London Interbank Offered Rate) curve flattening as the year went on, the minimal yield pick-up in longer-dated commercial paper issues did not justify the associated credit risk in most cases. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating rate differences among short- to long-term bonds.)

Fund performance was enhanced by selectively adding high-quality floating-rate notes that reset off of the three-month LIBOR rates. By selecting the notes that reset every 90 days, we were able to take advantage of higher yields without overextending the weighted average maturity ("WAM") of the Fund and over-exposing the overall portfolio to interest-rate risk. Fund performance was adversely affected by the decline of the yields of commercial paper versus Treasury bills, which was created by the incredibly low supply of commercial paper investments combined with massive amounts of cash that remained on the sidelines, rather than in the market. The WAM of the Fund increased during the year as the economy stabilized and the near-term potential prospects of a Federal Reserve (the "Fed") interest rate hike dissipated.

The Fund maintained its position of being well diversified across industries and companies. The portfolio held an underweight position in U.S. Treasuries throughout most of the year. Yields on these instruments continued to be very low, as investors who sought safety in U.S. government securities drove up the prices of these securities.

What is your outlook?
The Securities and Exchange Commission (SEC) is reviewing possible changes to its rules governing acceptable strategies for managing money market funds that could come into play in 2010. Potential rule changes include lowering the maximum WAM from 90 to 60 days, requiring funds to maintain certain levels of overnight and weekly liquidity, and specifically disallowing any "Tier-2" (lower-quality) holdings.

With the Fed not expected to raise key benchmark interest rates in the near future, we expect that conditions in 2010 will closely resemble the market environment that existed as the year ended

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

October 31, 2009 drew to a close. In our view, low supply, low yields, and lots of available cash will keep rates low and spreads — the differences in yields between comparable Treasury and non-Treasury securities — tight.

Trading activity remains focused on searching for opportunities to reduce risk while finding attractive investments within the current market environment. We intend to continue purchasing high-quality instruments and to keep the Fund well diversified across industries and credits.

MassMutual Premier Money Market Fund Asset Allocation (% of Net Assets) on 10/31/09 (Unaudited)
Commercial Paper	91.4%
Discount Notes	7.4%
U.S. Treasury Bills	2.3%
Time Deposits	0.0%
Total Short-Term Investments	101.1%
Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	0.40%	2.95%	2.88%
Class A	0.28%	2.66%	2.50%
Class Y	0.35%	2.85%	2.78%
Citigroup 3-Month Treasury Bill Index	0.28%	2.94%	2.92%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short–Duration Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Short-Duration Bond Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment-grade fixed-income securities. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 14.34%, substantially outperforming the 3.84% Barclays Capital U.S. 1-3 Year Government Bond Index (the "benchmark"), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund's mandate includes a diversified set of sectors, including government, corporate, agency, and high-yield securities, with a zero to three-year weighted average duration band for the portfolio. (Duration is a measure of a bond fund's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements.) The broader opportunity set of this mandate was a contributing factor to the Fund's outperformance versus the benchmark for the year ended October 31, 2009.

The primary driver of the Fund's performance during the period, however, was corporate credit exposure (i.e., the Fund's investment in corporate bonds and other non-Treasuries), as bonds in this category had a complete turnaround from their weak performance of the previous year.

Another positive contributor to the Fund's full-year performance was its allocation to mortgage-backed securities, which rallied due to purchases by the Federal Reserve — a move intended to bolster the struggling housing market. The Fund also added exposure to bank issues backed by the FDIC (Federal Deposit Insurance Corporation) and guaranteed by the U.S. Treasury under the Temporary Liquidity Guarantee Program (TLGP) — part of the U.S. government's economic stimulus plan — as these were viewed to be better alternatives to agency paper (i.e., short-term debt issued by the federal government for financing purposes).

During the year ended October 31, 2009, poor U.S. Treasury performance was a mirror image of the previous year, as "flight-to-quality" trades were reversed and yields increased on lowered demand due to a massive amount of new issuance to support the rapidly expanding federal budget deficit. The Fund's low weighting of this sector helped portfolio performance, as did its overweight position in corporate and other non-Treasury bonds, which were strong performers.

We extended the Fund's portfolio duration as the Treasury yield curve steepened during the year; this contributed positively to performance. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) We might have generated additional return if we had increased portfolio duration more quickly, but there were virtually no major factors that had any material negative impact to overall Fund performance over the course of the year.

What is your outlook?
We continue to maintain a defensive posture with respect to portfolio positioning and trading. The Fund currently has a good portion of short-term corporate and other non-Treasury bonds, but takes advantage of the yield advantage versus Treasuries. We expect U.S. Treasuries to exhibit weak performance over the next few years — as a massive budget deficit will need to be financed to support economic stimulus efforts and a myriad of federal government expenditures in an environment of falling tax receipts.

MassMutual Premier Short–Duration Bond Fund – Portfolio Manager Report (Continued)

Portfolio activity will remain focused on searching for opportunities to reduce exposure to weaker-quality corporate bond issuers, whether in the high-yield or high-grade market areas, and to position the Fund for an improving economy. Our view is that prospects for corporate earnings should improve as costs decline and productivity increases once the economy turns around. Still, continued housing market woes due to the high unemployment rate, along with a weak commercial real estate environment, will likely continue to weigh on the U.S. economy. While it appears that world economies have started to turn around, many expect that the U.S could lag the rest of the world in emerging from the throes of the recession.

MassMutual Premier Short-Duration Bond Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
U.S. Government, Aaa/AAA	39.2%
Aa/AA	3.6%
A/A	10.7%
Baa/BBB	19.9%
Ba/BB	2.4%
B and Below	0.5%
Equities	0.1%
Total Long-Term Investments	76.4%
Short-Term Investments and Other Assets and Liabilities	23.6%
Net Assets	100.0%

MassMutual Premier Short–Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	14.34%	4.84%	5.14%
Class A	13.99%	4.42%	4.71%
Class A (sales load deducted)*	10.00%	3.68%	4.34%
Class Y	14.36%	4.79%	5.09%
Class L	14.19%	4.71%	4.98%
Barclays Capital U.S. 1-3 Year Government Bond Index	3.84%	4.15%	4.69%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/02 - 10/31/09
Class N	13.72%	4.13%	3.75%
Class N (CDSC fees deducted)*	12.72%	4.13%	3.75%
Barclays Capital U.S. 1-3 Year Government Bond Index	3.84%	4.15%	3.52%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation–Protected and Income Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund's subadviser?
This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by normally investing at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund's subadviser is Babson Capital Management LLC (Babson Capital). The Fund's name changed from MassMutual Premier Inflation-Protected Bond Fund to MassMutual Premier Inflation-Protected and Income Fund on May 4, 2009.

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 16.82%, modestly underperforming the 17.15% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the "benchmark"), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?
Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate — as measured by the Consumer Price Index (CPI) — results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2, instead of using the original $1,000 par value to calculate the amount of interest.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The year ended October 31, 2009 witnessed a solid recovery in both commodity and asset prices, virtually reversing the plunge in inflation expectations and TIPS valuations that took place during the fourth quarter of 2008. The recovery was closely tied to the relative success of the U.S. government's massive fiscal and monetary policy actions, which aimed at stabilizing asset values and bringing liquidity back into the market.

Two primary factors for the Fund's positive progress during the reporting period included the index-like returns of our TIPS holdings and solid performance from the Fund's income program. The Fund began participating in the Reverse Repurchase Income program in May 2009, and the strategy was able to successfully add yield to the portfolio by investing in assets with a yield higher than the current reverse repurchase finance rate. The assets in the program, which represented between 50% and 75% of the portfolio, remained diversified, liquid and higher quality. These factors helped contribute to the success of the program. The reverse repurchase agreements are managed to provide diversity by counterparty and maturity. (A reverse repurchase agreement involves the purchase of securities with an agreement to resell them at a higher price at a specified date in the future.)

Fund performance was hindered by the necessity to maintain a small percentage of the portfolio in cash instruments, which essentially yielded close to zero. Performance could have been enhanced further by having a higher percentage of the portfolio in inflation-indexed bonds, which recovered significantly during the period.

What is your outlook?
We continue to closely monitor breakeven inflation rates (the yield differential between nominal Treasuries and TIPS) which, at the start of the year, implied negative inflation by much of the yield curve. (The yield curve is a graphical representation of bond yields with very short maturities to the longest available, with the curve indicating whether short-term rates are higher or lower than long-term rates.) As of October 31, 2009, breakeven rates were signaling low, yet near historical levels, of inflation across the yield curve.

MassMutual Premier Inflation–Protected and Income Fund – Portfolio Manager Report (Continued)

In addition, as a result of the CPI posting a slow, yet steady, recovery during 2009, we expect to see the negative year-over-year CPI levels reverse and turn positive. In our view, this reversal — coupled with higher gold and oil prices as well as positive gross domestic product growth — will continue to bolster inflation expectations.

However, meaningful price pressures have yet to materialize. The unemployment rate remains high and serious concerns over commercial and residential real estate remain.

In conclusion, at year-end, the Fund had the inflation-indexed portion of the portfolio fully invested (versus the benchmark). Our expectation is that TIPS' breakevens can perform well in an improving economic scenario and/or in the face of a deteriorating U.S. dollar. In addition, we expect that the Fund will continue to benefit from its yield advantage by maintaining the aforementioned income program, with the goal of adding incremental value over and above the benchmark.

MassMutual Premier Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
U.S. Government, Aaa/AAA	112.1%
Baa/BBB	2.0%
Ba/BB	2.4%
B and Below	0.6%
Total Long-Term Investments	117.1%
Short-Term Investments and Other Assets and Liabilities	(17.1)%
Net Assets	100.0%

MassMutual Premier Inflation–Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/03 - 10/31/09
Class S	16.82%	4.41%	4.95%
Class A	16.40%	3.94%	4.41%
Class A (sales load deducted)*	10.87%	2.94%	3.54%
Class Y	16.74%	4.30%	4.84%
Class L	16.63%	4.15%	4.68%
Class N	16.05%	3.62%	4.15%
Class N (CDSC fees deducted)*	15.05%	3.62%	4.15%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	17.15%	4.83%	5.32%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Core Bond Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 18.53%, outperforming the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index (the "benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

In light of the very weak economic backdrop in the U.S. in the early part of 2009, especially in the financials sector, portfolio positioning was quite conservative in the early stages of the year ended October 31, 2009. As the year progressed, however, various government initiatives aimed at re-liquifying financial markets began to take effect. Additionally, early "green shoots" of economic optimism gave investors the confidence to once again deploy their excess cash into risk assets. These factors helped drive the powerful market rally that began in March 2009.

While still leery of longer-term economic prospects, we seized this window of improved market liquidity, first as an opportunity to clean up any investments in the portfolio where fundamentals remained vulnerable, particularly in the securitized and lower-quality corporate sectors. Many of these issues, which had simply rallied "too far, too fast" relative to their underlying fundamentals, would have been difficult and/or costly to sell just a few months prior. Secondly, the Fund cautiously added risk (and yield) to the portfolio, focusing on the purchase of carefully selected issues that our analysts felt were trading inexpensively — specifically, where market prices had not caught up to the improving economic situation.

During the year ended October 31, 2009, the Fund's performance was bolstered by its overweight position, relative to the benchmark, in corporate bonds (especially longer-maturity issues). The portfolio's down-in-quality tilt into triple-B and cross-over credits (rated triple-B by one rating agency and double-B by another) was another performance driver, as was the Fund's underweight position in high-quality Treasury/agency sectors, which generally lagged lower-quality investments for the year. The Fund's exposure to commercial mortgage-backed securities (CMBS) also helped its full-year results. Additionally, its small exposures to out-of-index collateralized debt obligation (CDO) and non-agency collateralized mortgage obligation (CMO) sectors, which continued to recover from last year's very distressed levels, contributed to the Fund's outperformance.

Conversely, weighing on the Fund's full-year returns was its minimal exposure to sovereign/emerging market credits — which performed well — and its holdings in certain issuers, such as bank holding company CIT, which deteriorated sharply during the reporting period.

What is your outlook?
Our view of the current environment centers on two powerful but conflicting forces at work — strong technicals on the one hand, and fairly weak fundamentals on the other. From our perspective, it is important to recognize that the economy has entered one of those difficult transition stages, as investors await confirmation on future direction. In our view, within this period, a number of important portfolio themes will likely arise. These include volatility that is likely to remain elevated, presenting increased opportunities for short-term, tactical trading; strong technical- or momentum-driven markets that may linger longer than expected (causing us to maintain cautious overweight positions in strong corporate issuers and short-maturity securitized bonds with high-priority cash flows); and "non-fundamental" changes to companies or markets that may unexpectedly and rapidly impact valuations, often negatively,

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

reinforcing the need for prudent diversification and careful relative value analysis. Examples of "non-fundamental" changes include corporate-bond tender offers, loan-specific "amend-to-extend" deals, U.S. Treasury changes to certain accounting rules for CMBS, the evolution of government support programs, and rating agency pronouncements.

MassMutual Premier Core Bond Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
U.S. Government, Aaa/AAA	55.0%
Aa/AA	2.4%
A/A	12.9%
Baa/BBB	19.7%
Ba/BB	3.4%
B and Below	0.5%
Equities	0.1%
Total Long-Term Investments	94.0%
Short-Term Investments and Other Assets and Liabilities	6.0%
Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	18.53%	5.00%	6.13%
Class A	18.13%	4.63%	5.71%
Class A (sales load deducted)*	12.52%	3.62%	5.20%
Class Y	18.40%	4.97%	6.09%
Class L	18.41%	4.87%	5.97%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/02 - 10/31/09
Class N	17.65%	4.33%	4.32%
Class N (CDSC fees deducted)*	16.65%	4.33%	4.32%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	4.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Diversified Bond Fund, and who is the Fund's subadviser?	This Fund seeks a superior total rate of return by investing in fixed-income instruments. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 18.21%, outpacing the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index (the "benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

In light of the very weak economic backdrop in the U.S. in the early part of 2009, especially in the financials sector, portfolio positioning was quite conservative in the early stages of the year ended October 31, 2009. As the year progressed, however, various government initiatives aimed at re-liquifying financial markets began to take effect. Additionally, early "green shoots" of economic optimism gave investors the confidence to once again deploy their excess cash into risk assets. These factors helped drive the powerful market rally that began in March 2009.

While still leery of longer-term economic prospects, we seized this window of improved market liquidity, first as an opportunity to clean up any investments in the portfolio where fundamentals remained vulnerable, particularly in the securitized and lower-quality corporate sectors. Many of these issues, which had simply rallied "too far, too fast" relative to their underlying fundamentals, would have been difficult and/or costly to sell just a few months prior. Secondly, the Fund cautiously added risk (and yield) to the portfolio, focusing on the purchase of carefully selected issues that our analysts felt were trading inexpensively — specifically, where market prices had not caught up to the improving economic situation.

During the year ended October 31, 2009, the Fund's performance was bolstered by its overweight position, relative to the benchmark, in corporate bonds (especially longer-maturity issues). The portfolio's exposure to high-yield corporate bonds, which posted record returns for the first 10 months of 2009, was another performance driver, as was the Fund's underweight position in high-quality Treasury/agency sectors, which generally lagged lower-quality investments for the year. The Fund's exposure to commercial mortgage-backed securities (CMBS) also helped its full-year results. Additionally, its exposure to out-of-index collateralized debt obligation (CDO) and non-agency collateralized mortgage obligation (CMO) sectors, which continued to recover from last year's very distressed levels, contributed to the Fund's outperformance.

Conversely, weighing on the Fund's full-year returns was its minimal exposure to sovereign/emerging market credits — which performed well — and its holdings in certain issuers, such as CIT, which deteriorated sharply during the reporting period.

What is your outlook?
Our view of the current environment centers on two powerful but conflicting forces at work — strong technicals on the one hand, and fairly weak fundamentals on the other. From our perspective, it is important to recognize that the economy has entered one of those difficult transition stages, as investors await confirmation on future direction. In our view, within this period, a number of important portfolio themes will likely arise. These include volatility that is likely to remain elevated, presenting increased opportunities for short-term, tactical trading; strong technical- or momentum-driven markets that may linger longer than expected (causing us to maintain cautious overweight positions in strong corporate issuers and short-maturity securitized bonds with high-priority cash flows); and "non-fundamental" changes to companies or markets that may unexpectedly and rapidly impact valuations, often negatively,

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

reinforcing the need for prudent diversification and careful relative value analysis. Examples of "non-fundamental" changes include corporate-bond tender offers, loan-specific "amend-to-extend" deals, U.S. Treasury changes to certain accounting rules for CMBS, the evolution of government support programs, and rating agency pronouncements.

MassMutual Premier Diversified Bond Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
U.S. Government, Aaa/AAA	50.6%
Aa/AA	2.5%
A/A	12.4%
Baa/BBB	19.6%
Ba/BB	3.9%
B and Below	4.6%
Equities	0.2%
Total Long-Term Investments	93.8%
Short-Term Investments and Other Assets and Liabilities	6.2%
Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	18.21%	4.41%	5.78%
Class A	17.93%	4.25%	5.47%
Class A (sales load deducted)*	12.33%	3.24%	4.96%
Class Y	18.18%	4.50%	5.78%
Class L	18.21%	4.49%	5.72%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/02 - 10/31/09
Class N	17.54%	3.92%	4.54%
Class N (CDSC fees deducted)*	16.54%	3.92%	4.54%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	4.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier High Yield Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high-yield debt and related securities. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 25.68%, significantly trailing the 48.10% return of the Barclays Capital U.S. Corporate High-Yield Bond Index (the "benchmark"), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The period from late 2008 through early 2009 featured historic events that threatened the financial system, unprecedented federal government intervention, and the most liquid parts of the credit markets (commercial paper and Treasuries) nearly freezing up. ("Commercial paper" refers to short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

Since the markets began to recover in March 2009, high-yield bonds have had a streak of eight consecutive positive monthly returns, which has translated into one of the best years ever for the high-yield market. Risk led the way, with lower-quality companies outperforming their higher- quality counterparts by a wide margin, as investors willingly sought risk in an effort to boost their portfolio returns.

For the year ended October 31, 2009, the Fund trailed the benchmark by 22.42%. This significant underperformance is attributable to a number of factors, with perhaps the primary one being the Fund's underweight position in higher-risk (i.e., lower-quality) companies. Despite the significant risk associated with these investments, lower-quality securities had one of their best performance periods in recent history, as investors eagerly ventured into the most hazardous part of the market.

The sectors that underperformed the most during the year were financials and consumer cyclicals. The strong performance in high-yield financials was driven by "fallen angels" (investment-grade companies that were downgraded into the high-yield category) and hybrid securities (securities that have both debt- and equity-like features). Due to the extreme risk associated with many of these securities, the Fund held an underweight position in this sector. The portfolio's underweight stake in the consumer cyclicals sector was also a factor in the Fund's underperformance. Specifically, lower-than-benchmark allocations in home construction (zero exposure), retailers, automotive, and restaurants all hurt the Fund's performance when bonds of these business groups did well. Conversely, the Fund did experience strong performance from its defensive positioning in the capital goods, media cable and wirelines areas of the market.

What is your outlook?
Cost-cutting efforts have helped companies turn earnings around in line with expectations. We remain cautiously optimistic about the remainder of 2009, as improved liquidity should allow companies to refinance maturities and raise additional capital. However, the continued decline in revenue and earnings across sectors reinforces our opinion that many sectors in the economy are continuing to deteriorate. Despite this, in our view, yields still provide an attractive risk/return trade-off given a historical perspective, and credit selectivity will still be an important consideration. Strong technical factors, such as cash inflows into mutual funds, remain a driving force in the market and could continue to push the market higher.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

MassMutual Premier High Yield Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
Baa/BBB	1.0%
Ba/BB	25.3%
B and Below	68.2%
Total Long-Term Investments	94.5%
Short-Term Investments and Other Assets and Liabilities	5.5%
Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 9/5/00 - 10/31/09
Class Y	25.59%	3.92%	6.54%
Barclays Capital U.S. Corporate High-Yield Bond Index	48.10%	6.13%	6.83%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	25.68%	3.99%
Class A	25.11%	3.52%
Class A (sales load deducted)*	17.92%	2.30%
Class L	25.46%	3.79%
Class N	24.87%	3.21%
Class N (CDSC fees deducted)*	23.87%	3.21%
Barclays Capital U.S. Corporate High-Yield Bond Index	48.10%	6.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 9/1/00.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Bond Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high total rate of return by investing, under normal circumstances, at least 80% of its net assets in foreign fixed-income securities. The Fund's subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 19.49%, modestly exceeding the 19.26% return of the Citigroup Non-USD World Government Bond Index (the "benchmark"), a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

During the 12 months ended October 31, 2009, bond market allocation and bond selection contributed positively to the Fund's performance, whereas overall currency exposure was a detractor. The portfolio's underweight position in the Japanese government bond market, relative to the benchmark, helped the Fund outperform, as this market was the weakest within the benchmark for the year. Bond selection was also positive in Japan.

Currency management hindered the Fund's relative performance for the year. All of the negative performance relative to the benchmark occurred in the fourth quarter of 2008, when the portfolio was prematurely positioned for a global recovery, with overweight positions in growth-sensitive and commodity currencies. Risk aversion in the fourth quarter, however, turned out to be the main driver for currency markets. In this environment, safe-haven currencies such as the Japanese yen and the U.S. dollar outperformed, whereas commodity currencies posted some of the largest declines, as commodity prices collapsed.

The portfolio's sustained underweight exposure to the Japanese yen was successful for the year in aggregate. Another positive was generated by moving the Fund's overweight position in pound sterling (the UK) at the beginning of 2009. Pound sterling had been one of the weakest currencies, but aggressive monetary policy easing and a barrage of weak economic data kept the pound under pressure and provided us with a good opportunity to increase the portfolio's exposure to an overweight position.

The Fund's bond market allocation and bond selection were successful in terms of relative performance for the year. In addition to the portfolio's underweight positioning of the Japanese government bond market (noted above), positive contributions also came from the portfolio's overweight positions in Europe, the UK, Mexico, and Poland. Baring sustained these overweight positions for the period under review, despite trimming some of the portfolio's exposure to the UK government bond market in the third quarter of 2009, in an effort to profit from a strong rally after the Bank of England's surprise extension to its quantitative easing program resulted in a sharp fall in gilt (bond) yields. There were no significant detractors from the Fund's performance attributable to market allocation.

The notable contributions in bond selection came from Japan, due to the portfolio's diversification into high-quality credit Euroyen bonds (Japanese yen-denominated deposits held in banks outside of Japan). A negative contribution from Europe offset some of this positive performance, however.

What is your outlook?
The flow of economic data was generally biased to the upside more than the downside in the U.S. and in Europe, with weaker results being returned from the peripheral economies. Official data released in the U.S. showed the economy had emerged from technical recession with gross domestic product growing at an annualized rate of 3.5% in the third quarter of 2009.

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

The portfolio largely maintains the same themes on an ongoing basis. Overall duration — a measure of a bond fund's sensitivity to interest rates, with each year of duration indicating greater vulnerability to interest rate movements — is marginally underweight due mainly to a substantially underweight position in Japan. In our view, Europe continues to offer the greatest upside potential of the major markets, given regional imbalances. France and Germany unexpectedly pulled out of recession, while high-deficit euro countries continued to suffer.

In currencies, the portfolio had a modestly underweight position in the euro at the end of October 2009, in addition to holding an underweight position in the yen in favor of commodity-related and emerging market currencies, such as the Norwegian krone, Canadian dollar, Swedish krona, and Mexican peso.

MassMutual Premier International Bond Fund Quality Structure (% of Net Assets) on 10/31/09 (Unaudited)
Aaa/AAA	55.6%
Aa/AA	20.3%
A/A	17.0%
Baa/BBB	2.9%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

MassMutual Premier International Bond Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
Germany	15.9%
United Kingdom	10.4%
Finland	7.7%
Japan	6.6%
Ireland	6.2%
Austria	4.9%
Spain	4.7%
France	4.6%
Netherlands	4.4%
Belgium	4.3%
Greece	4.2%
Portugal	4.2%
Poland	3.7%
Australia	3.1%
Norway	2.8%
Mexico	2.8%
Luxembourg	1.9%
Canada	1.8%
United States	1.6%
Total Long-Term Investments	95.8%
Short-Term Investments and Other Assets and Liabilities	4.2%
Net Assets	100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/20/07 - 10/31/09
Class S	19.49%	8.41%
Class A	18.86%	7.93%
Class A (sales load deducted)*	13.21%	5.15%
Class Y	19.45%	8.39%
Class L	19.17%	8.20%
Class N	18.59%	7.62%
Class N (CDSC fees deducted)*	17.59%	7.62%
Citigroup Non-USD World Government Bond Index	19.26%	9.26%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Balanced Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 14.41%, outperforming the 9.80% return of the S&P 500® Index (the "stock component's benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, but trailing the 16.02% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the Balanced Fund. In addition, the Fund's Class S shares outpaced the 13.79% return of the Barclays Capital U.S. Aggregate Bond Index (the "bond component's benchmark"), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

How did the Fund's stock component perform?
The Fund's stock component is an active quantitative portfolio composed of stocks that are also components of the S&P 500 Index. We use our own proprietary quantitative model to identify opportunities for the portfolio to hold either an overweight or underweight position in certain stocks, relative to its benchmark, in order to enhance or reduce the impact of those stocks on overall portfolio performance.

During the year ended October 31, 2009, we added a component to the portfolio's model that is designed to help when abrupt changes in perception of growth occur in the market. This represents a small component change to the overall model, but our research shows that it has the potential to decrease volatility and add to overall performance over time.

The Fund's stock portfolio underperformed its benchmark for the year ended October 31, 2009, largely due to stock selection (as opposed to sector or industry weightings). The model generally looks for companies with growing fundamentals that offer compelling valuation, have good earnings capability, and positive earnings estimates and price trends. The portfolio's performance lagged its benchmark because the stocks that had the strongest relative returns had high leverage, deteriorating fundamentals, and mediocre valuations. For example, during most of the year, the portfolio held an underweight position in Ford Motor Company (Ford), due to its weak fundamentals and questionable valuation. Nevertheless, Ford's stock advanced more than 200% during the year ended October 31, 2009 — due to the market's perception that Ford stands to gain from an improving economy. Consequently, the portfolio's lower-than-benchmark allocation to Ford hurt its relative performance.

On the positive side, the stock component benefited from an overweight position in AutoNation, due to improving fundamentals. AutoNation is not over-leveraged (carrying too much debt); the company grew earnings over the past four quarters, and has what we believe to be a fair valuation, given its growth.

How did the bond component perform?
In light of the very weak economic backdrop in the U.S. in the early part of 2009, especially in the financials sector, portfolio positioning for the Fund's bond component was quite conservative in the early stages of the year ended October 31, 2009. As the year progressed, however, various government initiatives aimed at re-liquifying financial markets began to take effect. Additionally, early "green shoots" of economic optimism gave investors the confidence to once again deploy their excess cash into risk assets. These factors helped drive the powerful market rally that began in March 2009.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

While still leery of longer-term economic prospects, we seized this window of improved market liquidity, first as an opportunity to clean up any investments in the bond portfolio where fundamentals remained vulnerable, particularly in the securitized and lower-quality corporate sectors. Many of these issues, which had simply rallied "too far, too fast" relative to their underlying fundamentals, would have been difficult and/or costly to sell just a few months prior. Secondly, the portfolio cautiously added risk (and yield) to the portfolio, focusing on the purchase of carefully selected issues that our analysts felt were trading inexpensively — specifically, where market prices had not caught up to the improving economic situation.

During the year ended October 31, 2009, the portfolio's performance was bolstered by its overweight position, relative to the bond component's benchmark, in corporate bonds (especially longer-maturity issues). The portfolio's down-in-quality tilt into triple-B and cross-over credits (rated triple-B by one rating agency and double-B by another) was another performance driver, as was the portfolio's underweight position in high-quality Treasury/agency sectors, which generally lagged lower-quality investments for the year. The portfolio's exposure to commercial mortgage-backed securities (CMBS) also helped its full-year results. Additionally, its small exposures to out-of-index collateralized debt obligation (CDO) and non-agency collateralized mortgage obligation (CMO) sectors, which continued to recover from last year's very distressed levels, contributed to the portfolio's outperformance.

Conversely, weighing on full-year returns was the portfolio's minimal exposure to sovereign/emerging market credits — which performed well — and its holdings in certain issuers, such as CIT, which deteriorated sharply during the reporting period.

What is your outlook?
As we move toward 2010, we will carefully consider recent, unprecedented market conditions as we manage the Fund's stock component. During the year ended October 31, 2009, equity prices soared from depressed levels, credit spreads — which mark the differences in yields between comparable Treasury and non-Treasury securities — narrowed from record widths, and the dollar weakened. In addition, foreign capital was leaving the U.S., and U.S. investors were rushing to buy assets to hedge against the devaluation of their own currency. The backdrop for this environment was the shift of debt from the private to the public sector. Government debt stood at $11.5 trillion at year-end — and the U.S. government leveraged itself up to levels that, in the past, may have been considered extreme.

With respect to the bond component of the Fund, our view of the current environment centers on two powerful but conflicting forces at work — strong technicals on the one hand, and fairly weak fundamentals on the other. From our perspective, it is important to recognize that the economy has entered one of those difficult transition stages, as investors await confirmation on future direction. In our view, within this period, a number of important portfolio themes will likely arise. These include volatility that is likely to remain elevated, presenting increased opportunities for short-term, tactical trading and strong technical- or momentum-driven markets that may linger longer than expected, causing us to maintain cautious overweight positions in strong corporate issuers and short-maturity securitized bonds with high-priority cash flows.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

MassMutual Premier Balanced Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Government National Mortgage Association TBA Pool #4219 5.000% 1/01/38	6.4%
Exxon Mobil Corp.	2.5%
Microsoft Corp.	1.3%
iShares Barclays Aggregate Bond Fund	1.3%
U.S. Treasury Note 4.250% 8/15/15	1.3%
Pfizer, Inc.	1.3%
International Business Machines Corp.	1.2%
U.S. Treasury Note 3.500% 2/15/18	1.2%
Government National Mortgage Association TBA Pool #10260 6.000% 5/01/36	1.2%
Apple, Inc.	1.2%
18.9%

MassMutual Premier Balanced Fund Asset Allocation (% of Net Assets) on 10/31/09 (Unaudited)
Equities	59.8%
Bonds & Notes	35.1%
Mutual Funds	2.1%
Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%
Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Lipper Balanced Fund Index and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	14.41%	2.59%	1.35%
Class A	13.82%	2.02%	0.78%
Class A (sales load deducted)*	7.28%	0.82%	0.19%
Class Y	14.20%	2.43%	1.18%
Class L	14.05%	2.27%	1.03%
S&P 500 Index#	9.80%	0.33%	-0.95%
Lipper Balanced Fund Index	16.02%	2.71%	2.71%
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	6.31%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Balanced Fund Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Lipper Balanced Fund Index and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/02 - 10/31/09
Class N	13.49%	1.69%	4.01%
Class N (CDSC fees deducted)*	12.49%	1.69%	4.01%
S&P 500 Index#	9.80%	0.33%	4.47%	+
Lipper Balanced Fund Index	16.02%	2.71%	5.26%	+
Barclays Capital U.S. Aggregate Bond Index	13.79%	5.05%	4.92%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lipper Balanced Fund Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Value Fund, and who is the Fund's subadviser?
This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 17.81%, outperforming, by a wide margin, the 4.78% return of the Russell 1000® Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe. The Fund's 17.81% return also outpaced the 9.80% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The market's strong overall results for the 12 months ended October 31, 2009 masked a highly volatile period that included a depression-based decline at the end of 2008, followed by a rebound that spanned seven months and largely ended in September 2009.

The Fund's positive performance, relative to its benchmark, was largely attributable to the contributions of six of the 10 economic sectors: financials, industrials, materials, information technology, health care, and consumer discretionary. Conversely, sectors that detracted from the Fund's performance for the year included utilities, consumer staples, telecommunication services, and energy, the sector that hampered the Fund's performance most of all.

Generally speaking, the Fund's sector allocations were fairly constant over the year and remained within 5% of benchmark weights. At the end of the year, the Fund held overweight positions (relative to the benchmark) in information technology, consumer staples, and health care; along with marginally overweight positions in materials and industrials. On the other hand, the Fund held lower-than-benchmark allocations to the telecommunication services and energy sectors — as well as the top-performing financials sector.

With respect to the Fund's performance relative to the benchmark, portfolio holdings in the financials sector contributed the most. Fund positions in Morgan Stanley, Goldman Sachs, Wells Fargo, and MetLife all delivered noteworthy contributions, as the combination of a stabilizing economy and loosening credit brought renewed life to this sector. Elsewhere, Tyco, Navistar, Goodrich, and Siemens all posted double-digit returns and led the cyclical rebound in the industrials sector.

Energy, the Fund's largest detractor over the period, saw mixed results among Fund holdings. A triple-digit advance from Petrobras and a double-digit return from Apache were offset by weakness in both Devon Energy and ExxonMobil. Similarly, within consumer staples, strength in Walgreens was offset by weakness in Kroger.

What is your outlook?
Despite some encouraging economic reports and a massive rally in the equity markets since March 9, 2009, we still see volatile times ahead for equities. The market and the economy have yet to deal with many of the problems created by the recent financial crisis, including large, unrecognized losses still to come (e.g., from banks working in areas such as commercial real estate), persistently high unemployment rates, and high levels of U.S. government debt.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

While the timeline is uncertain, we nevertheless believe that the U.S. economy has the strength and resilience to overcome these obstacles. Moreover, the Fund's investment process generally seeks to neutralize macroeconomic factors relative to its benchmark, which allows us to look for compelling investment opportunities in all environments.

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Chevron Corp.	5.2%
JP Morgan Chase & Co.	4.5%
Tyco International Ltd.	4.0%
The Kroger Co.	3.4%
Motorola, Inc.	3.3%
AT&T, Inc.	3.1%
Navistar International Corp.	3.1%
Morgan Stanley	3.1%
News Corp. Class A	3.1%
Walgreen Co.	2.9%
35.7%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Financial	20.1%
Communications	17.3%
Energy	16.3%
Consumer, Non-cyclical	15.9%
Industrial	7.7%
Consumer, Cyclical	7.1%
Basic Materials	4.7%
Utilities	4.4%
Technology	2.8%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
Net Assets	100.0%

MassMutual Premier Value Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United States	81.3%
Switzerland	5.5%
Canada	2.9%
Bermuda	2.3%
Ireland	2.2%
Brazil	1.9%
Netherlands	0.2%
Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%
Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class L	17.57%	-0.08%	2.34%
Russell 1000 Value Index#	4.78%	-0.05%	1.70%
S&P 500 Index	9.80%	0.33%	-0.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index and the S&P 500 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	17.81%	0.12%
Class A	17.27%	-0.37%
Class A (sales load deducted)*	10.53%	-1.55%
Class Y	17.69%	0.02%
Class N	16.95%	-0.71%
Class N (CDSC fees deducted)*	15.95%	-0.71%
Russell 1000 Value Index#	4.78%	-0.05%
S&P 500 Index	9.80%	0.33%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Value Fund, and who is the Fund's subadviser?
This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 2.71%, underperforming the 4.78% return of the Russell 1000 Value Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater-than-average value orientation that tend to exhibit lower price-to-book ratios and forecasted growth values than securities in the growth universe.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund is an active quantitative Fund with a portfolio composed of stocks that are also components of the benchmark. We use our own proprietary quantitative model to identify opportunities for the Fund to hold either an overweight or underweight position in certain stocks, relative to the benchmark, in order to enhance or reduce the impact of those stocks on overall Fund performance.

During the year ended October 31, 2009, we added a component to the Fund's model that is designed to help when abrupt changes in perception of growth occur in the market. This represents a small component change to the overall model, but our research shows that it has the potential to decrease volatility and add to overall performance over time.

The Fund underperformed its benchmark for the year ended October 31, 2009, largely due to stock selection (as opposed to sector or industry weightings). The model generally looks for companies with growing fundamentals that offer compelling valuation, have good earnings capability, and positive earnings estimates and price trends. The Fund's performance lagged the benchmark because the stocks that had the strongest relative returns had high leverage, deteriorating fundamentals, and mediocre valuations.

The benchmark is more exposed to the economic cycle than other large-cap indexes — such as the S&P 500 Index or the Russell 1000® Growth Index — due to its greater allocations to the industrial cyclicals and financials sectors. Consequently, because the benchmark benefited more from the perceived turn in the economy (which began in March 2009) than other large-cap indexes, this magnified the Fund's underperformance.

What is your outlook?
During the year, equity prices soared from depressed levels, credit spreads — which mark the differences in yields between comparable Treasury and non-Treasury securities — narrowed from record widths, and the dollar weakened. In addition, foreign capital was leaving the U.S., and U.S. investors were rushing to buy assets to hedge against the devaluation of their own currency. The backdrop for this environment was the shift of debt from the private to the public sector. Government debt stood at $11.5 trillion at year-end — and the U.S. government leveraged itself up to levels that, in the past, may have been considered extreme.

To sustain the high level of government debt, there are massive Treasury auctions each week. These auctions are being met with demand, and the borrowing cost for the U.S. government is still low. As before, these new loans are much riskier than their triple-A rating implies, and it seems likely that they may be paid back with dollars worth less than today's dollars.

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Value Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Exxon Mobil Corp.	5.5%
JP Morgan Chase & Co.	3.3%
Chevron Corp.	3.3%
AT&T, Inc.	3.2%
General Electric Co.	3.0%
Pfizer, Inc.	2.9%
Bank of America Corp.	2.4%
Wells Fargo & Co.	2.3%
The Goldman Sachs Group, Inc.	2.0%
ConocoPhillips	1.5%
29.4%

MassMutual Premier Enhanced Index Value Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Financial	24.8%
Energy	17.7%
Consumer, Non-cyclical	14.2%
Industrial	11.6%
Communications	11.2%
Utilities	6.3%
Consumer, Cyclical	6.0%
Technology	3.9%
Basic Materials	3.8%
Diversified	0.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MassMutual Premier Enhanced Index Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/19/00 - 10/31/09
Class Y	2.57%	-0.50%	1.69%
Russell 1000 Value Index	4.78%	-0.05%	1.19%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Premier Enhanced Index Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Value Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	2.71%	-0.30%
Class A	2.15%	-0.90%
Class A (sales load deducted)*	-3.72%	-2.06%
Class L	2.35%	-0.66%
Class N	1.85%	-1.19%
Class N (CDSC fees deducted)*	0.86%	-1.19%
Russell 1000 Value Index	4.78%	-0.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/01.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Core Equity Fund, and who is the Fund's subadviser?
This Fund seeks to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 8.41%, underperforming the 9.80% return of the S&P 500 Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund is an active quantitative Fund with a portfolio composed of stocks that are also components of the benchmark. We use our own proprietary quantitative model to identify opportunities for the Fund to hold either an overweight or underweight position in certain stocks, relative to the benchmark, in order to enhance or reduce the impact of those stocks on overall Fund performance.

During the year ended October 31, 2009, we added a component to the Fund's model that is designed to help when abrupt changes in perception of growth occur in the market. This represents a small component change to the overall model, but our research shows that it has the potential to decrease volatility and add to overall performance over time.

The Fund underperformed its benchmark for the year ended October 31, 2009, largely due to stock selection (as opposed to sector or industry weightings). The model generally looks for companies with growing fundamentals that offer compelling valuation, have good earnings capability, and positive earnings estimates and price trends. The Fund's performance lagged the benchmark because the stocks that had the strongest relative returns had high leverage, deteriorating fundamentals, and mediocre valuations. For example, during most of the year, the Fund held an underweight position in Ford Motor Company, due to its weak fundamentals and questionable valuation. Nevertheless, Ford's stock advanced more than 200% during the year ended October 31, 2009 — due to the market's perception that Ford stands to gain from an improving economy. Consequently, the Fund's lower-than-benchmark allocation to Ford hurt its relative performance.

On the positive side, the Fund benefited from an overweight position in AutoNation, due to improving fundamentals. AutoNation is not over-leveraged (with debt); the company grew earnings over the past four quarters, and has what we believe to be a fair valuation, given its growth.

What is your outlook?
During the year, equity prices soared from depressed levels, credit spreads — which mark the differences in yields between comparable Treasury and non-Treasury securities — narrowed from record widths, and the dollar weakened. In addition, foreign capital was leaving the U.S., and U.S. investors were rushing to buy assets to hedge against the devaluation of their own currency. The backdrop for this environment was the shift of debt from the private to the public sector. Government debt stood at $11.5 trillion at year-end — and the U.S. government leveraged itself up to levels that, in the past, may have been considered extreme.

To sustain the high level of government debt, there are massive Treasury auctions each week. These auctions are being met with demand, and the borrowing cost for the U.S. government is still low. As before, these new loans are much riskier than their triple-A rating implies, and it seems likely that they may be paid back with dollars worth less than today's dollars.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

"Standard & Poor's®," "S&P®," "Standard & Poor's 500," "500" and "S&P 500®" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Babson Capital. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

MassMutual Premier Enhanced Index Core Equity Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Exxon Mobil Corp.	4.2%
Microsoft Corp.	2.2%
Pfizer, Inc.	2.1%
International Business Machines Corp.	2.1%
Apple, Inc.	2.0%
JP Morgan Chase & Co.	1.9%
Johnson & Johnson	1.9%
AT&T, Inc.	1.9%
General Electric Co.	1.7%
Chevron Corp.	1.7%
21.7%

MassMutual Premier Enhanced Index Core Equity Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	23.4%
Technology	14.7%
Financial	14.4%
Energy	11.4%
Industrial	10.6%
Communications	10.5%
Consumer, Cyclical	8.3%
Utilities	3.3%
Basic Materials	2.9%
Diversified	0.1%
Total Long-Term Investments	99.6%
Other Assets and Liabilities	0.4%
Net Assets	100.0%

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class Y and the S&P 500 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class Y	8.28%	-0.40%	-1.94%
S&P 500 Index	9.80%	0.33%	-0.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Enhanced Index Core Equity Fund Class S, Class A, Class A (sales load deducted) Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	8.41%	-0.25%
Class A	7.86%	-0.77%
Class A (sales load deducted)*	1.65%	-1.93%
Class L	8.06%	-0.53%
Class N	7.54%	-1.09%
Class N (CDSC fees deducted)*	6.54%	-1.09%
S&P 500 Index	9.80%	0.33%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Fund, and who is the Fund's subadviser?
This Fund seeks a high total return by investing mainly in common stocks of U.S. companies of different capitalization ranges based on fundamental analysis and quantitative models. The Fund currently focuses on "larger-capitalization" (or "larger-cap") issuers. The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 13.28%, exceeding the 9.80% return of the S&P 500® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

Note: In mid-May 2009, OFI Institutional announced that Manind ("Mani") Govil had been named Team Leader of the firm's Main Street Equity Team and Lead Portfolio Manager of MassMutual Premier Main Street Fund. Additionally, Benjamin Ram was named co-manager. Mr. Govil and Mr. Ram were also joined by several colleagues from their previous employer, RS Investment Management Co. LLC.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

Sector allocation and stock selection effects were both strongly positive drivers of Fund performance during the year ended October 31, 2009. The Fund benefited from holding an underweight position in financials (relative to the benchmark) and an overweight position in the information technology sector. Stock selection was positive within most economic sectors — notably in industrials and materials. Additionally, the Fund's overweight position in smaller-capitalization stocks earlier in the year contributed to its strong relative results, as smaller companies led the stock market's sharp rebound in March and throughout the second quarter of 2009.

In the context of our quantitative approach, our top-down market capitalization model and bottom-up stock selection models both detracted from performance for the last two months of 2008. The portfolio's top-down allocation to a proportionally greater number of smaller stocks (relative to the benchmark), rather than larger issues, ultimately detracted from performance in the fourth quarter.

Conversely, the Fund outperformed the benchmark in each of the first three months of 2009. With respect to the Fund's quantitative approach, the portfolio's top-down market capitalization model and bottom-up stock selection models both contributed to performance — with the greatest contributions coming from the bottom-up stock selection models.

Transition of the Fund's portfolio

Starting in the second quarter of 2009, our new portfolio management team began managing the Fund by employing a two-pronged approach that relies on both fundamental research expertise and a powerful quantitative capability.

The transition of the Fund's portfolio was completed in August 2009. During the transition period, our new team reduced the total number of stocks held in the Fund from more than 500 to fewer than 100 names. The portfolio managers also reduced sector weighting differences versus the benchmark — most notably, trimming the Fund's substantially overweight positions in the energy and information technology sectors, while adding to financials and consumer staples to reduce the Fund's underweight allocations in those market segments. Furthermore, they eliminated a substantial number of smaller-capitalization stocks from the portfolio, in keeping with the Fund's investment process, which focuses primarily on large-cap companies.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

What is your outlook?
Recent economic news has certainly been less negative and some indicators are now moving in a positive direction, potentially signaling the early stages of economic recovery. Most companies exceeded consensus earnings expectations in the third quarter of 2009, albeit often at lower year-over-year, absolute levels. Fiscal and monetary policies were extremely accommodating, as the federal government has proven its determination to provide stability and liquidity to the financial system. In retrospect, it appears that the market selloff into March 2009 may have been overdone; consequently, the sharp market snapback in the second quarter appeared justified.

Despite our concern that the broader stock market may have run too far, too fast, we see no shortage of investment opportunities for investors with a time horizon of three to five years. We believe the recent broad-based rally, driven mainly by a top-down theme of economic recovery, must inevitably transition into a stock-picker's market whereby investors begin to separate winners from losers based on fundamental performance. In our view, better-positioned companies will take market share and generate stronger profit margins than weaker players who cannot reinvest sufficient capital into their businesses. This aligns with the Fund's investment philosophy and process, which helps guide us as we search for the best investment opportunities across economic sectors.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Philip Morris International, Inc.	4.1%
Exxon Mobil Corp.	3.7%
Microsoft Corp.	3.3%
Merck & Co., Inc.	3.2%
Apple, Inc.	3.1%
McDonald's Corp.	2.7%
General Mills, Inc.	2.6%
Chevron Corp.	2.2%
Tyco International Ltd.	2.2%
Qualcomm, Inc.	2.1%
29.2%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	28.7%
Financial	12.3%
Industrial	12.2%
Energy	12.1%
Communications	11.4%
Technology	9.3%
Consumer, Cyclical	7.5%
Utilities	3.5%
Basic Materials	2.3%
Diversified	0.5%
Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%
Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the S&P 500 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/31/04 - 10/31/09
Class S	13.28%	-1.43%
Class A	12.86%	-1.92%
Class A (sales load deducted)*	6.37%	-3.12%
Class Y	13.30%	-1.56%
Class L	13.13%	-1.66%
Class N	12.52%	-2.22%
Class N (CDSC fees deducted)*	11.52%	-2.22%
S&P 500 Index	9.80%	-1.16%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Capital Appreciation Fund, and who is the Fund's subadviser?
This Fund seeks long-term capital appreciation by investing mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Fund's subadviser believes may appreciate in value over the long term. The Fund's subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 16.86%, trailing the 17.51% return of the Russell 1000® Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The market's strong overall results for the year ended October 31, 2009 masked a highly volatile period — a depression-based decline at the end of 2008, followed by a rebound that spanned seven months and largely ended in September 2009.

The Fund's performance during the year came from holdings in seven of the 10 economic sectors: financials, energy, consumer staples, information technology, industrials, telecommunication services, and utilities. For utilities, the Fund's lack of exposure to the sector continued to prove beneficial. Conversely, the consumer discretionary, materials, and health care sectors all detracted from portfolio returns.

In general, the Fund's sector weights remained fairly constant over the year. At year-end, the Fund maintained overweight allocations, relative to the benchmark, in the energy, financials, telecommunication services, information technology, health care, and materials sectors; a zero exposure to utilities; and underweight positions in consumer discretionary, consumer staples, and industrials.

The Fund's overweight positioning in the financials sector was positive, as the combination of a stabilizing economy and loosening credit paved the way for a massive surge among financials stocks. Fund holdings such as Bovespa (Brazilian exchange), Goldman Sachs, MSCI, and Credit Suisse benefited from a more fluid global trading environment.

Energy continued to be one of the better-performing sectors. Occidental Petroleum, Cameron International, and Halliburton all delivered strong contributions to Fund performance for the year.

The consumer discretionary sector proved to be the Fund's largest detractor. Despite a weak and strained consumer, the sector grew by 25.5%. Still, the combination of the Fund's underweight stance in consumer discretionary and its exposure to a few poorly performing names there led to underperformance, relative to the benchmark. Specifically, Focus Media, Las Vegas Sands, and Abercrombie suffered — and caused — damage, and we eliminated all three from the portfolio. Within materials, Monsanto detracted from overall results.

What is your outlook?
Our outlook for 2010 is one of cautious optimism. Clearly things are better than last year — if for no other reason than the re-opening of capital markets. Earlier this year, even some of the most successful companies had a tough time securing financing, which caused a large band of commerce to come to a complete halt. On top of a credit restart, we have seen stability in many economic indicators, such as industrial production. Indeed, even consumer confidence has begun to look better.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Nevertheless, true unemployment is probably still close to 15%, consumers are still holding off on major purchases, and the U.S. government has trillion-dollar deficits that will have to be addressed at some point. So it is not clear to us that we are totally out of the woods. Furthermore, it is very difficult to make investment decisions based solely on an economic view — embedded expectations remain very important. For example, the market was up over 50% from the March 2009 lows before gross domestic product turned positive. We believe that future estimates are more important than a simple run-up. So, while we believed early in the year that stocks were overly discounting a gloomy scenario, our view now is much more balanced, given the recent stock rally. That said, we have reined in some of the Fund's risk metrics by increasing the number of portfolio holdings until a clearer picture emerges about which way some of the risk factors in the economy may turn.

MassMutual Premier Capital Appreciation Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Google, Inc. Class A	4.0%
Qualcomm, Inc.	3.1%
Apple, Inc.	3.0%
Hewlett-Packard Co.	2.3%
Nestle SA	2.1%
Visa, Inc. Class A	2.1%
PepsiCo, Inc.	2.0%
Monsanto Co.	1.9%
MasterCard, Inc. Class A	1.9%
Baxter International, Inc.	1.9%
24.3%

MassMutual Premier Capital Appreciation Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	27.8%
Technology	20.2%
Communications	14.9%
Energy	9.7%
Financial	8.3%
Consumer, Cyclical	7.6%
Industrial	6.3%
Basic Materials	4.3%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United States	84.1%
Switzerland	6.3%
Canada	2.4%
United Kingdom	1.6%
Netherlands Antilles	1.5%
Japan	0.9%
Ireland	0.9%
Brazil	0.8%
Denmark	0.6%
Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%
Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/31/04 - 10/31/09
Class S	16.86%	-1.89%
Class A	16.33%	-2.27%
Class A (sales load deducted)*	9.65%	-3.46%
Class Y	16.64%	-2.02%
Class L	16.45%	-2.15%
Class N	15.90%	-2.63%
Class N (CDSC fees deducted)*	14.90%	-2.63%
Russell 1000 Growth Index	17.51%	-0.19%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Enhanced Index Growth Fund, and who is the Fund's subadviser?
This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. The Fund's subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 16.12%, trailing the 17.51% return of the Russell 1000 Growth Index (the "benchmark"), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater-than-average growth orientation that tend to exhibit higher price-to-book ratios and forecasted growth values than securities in the value universe.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund is an active quantitative Fund with a portfolio composed of stocks that are also components of the benchmark. We use our own proprietary quantitative model to identify opportunities for the Fund to hold either an overweight or underweight position in certain stocks, relative to the benchmark, in order to enhance or reduce the impact of those stocks on overall Fund performance.

During the year ended October 31, 2009, we added a component to the Fund's model that is designed to help when abrupt changes in perception of growth occur in the market. This represents a small component change to the overall model, but our research shows that it has the potential to decrease volatility and add to overall performance over time.

The Fund underperformed its benchmark for the year ended October 31, 2009, largely due to stock selection (as opposed to sector or industry weightings). The model generally looks for companies with growing fundamentals that offer compelling valuation, have good earnings capability, and positive earnings estimates and price trends. The Fund's performance lagged the benchmark because the stocks that had the strongest relative returns had high leverage, deteriorating fundamentals, and mediocre valuations. For example, during most of the year, the Fund held an underweight position in Amazon.com Inc. (Amazon), relative to the benchmark, due to Amazon's valuation. Even though the stock was trading at more than 50 times 2010's earnings, the stock was up over 100% during the reporting period. Consequently, not matching Amazon's weight in the benchmark hampered the Fund's performance.

On the upside, the Fund's relative returns benefited from having an overweight position in International Business Machines (IBM) — due to the company's improving fundamentals, fair valuation, and a positive trend in estimate revisions.

What is your outlook?
During the year, equity prices soared from depressed levels, credit spreads — which mark the differences in yields between comparable Treasury and non-Treasury securities — narrowed from record widths, and the dollar weakened. In addition, foreign capital was leaving the U.S., and U.S. investors were rushing to buy assets to hedge against the devaluation of their own currency. The backdrop for this environment was the shift of debt from the private to the public sector. Government debt stood at $11.5 trillion at year-end — and the U.S. government leveraged itself up to levels that, in the past, may have been considered extreme.

To sustain the high level of government debt, there are massive Treasury auctions each week. These auctions are being met with demand, and the borrowing cost for the U.S. government is still low. As before, these new loans are much riskier than their triple-A rating implies, and it seems likely that they may be paid back with dollars worth less than today's dollars.

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

MassMutual Premier Enhanced Index Growth Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Microsoft Corp.	4.0%
Apple, Inc.	3.4%
International Business Machines Corp.	3.3%
Johnson & Johnson	2.6%
Cisco Systems, Inc.	2.5%
Google, Inc. Class A	2.3%
Wal-Mart Stores, Inc.	2.1%
Exxon Mobil Corp.	2.0%
Philip Morris International, Inc.	2.0%
The Procter & Gamble Co.	1.9%
26.1%

MassMutual Premier Enhanced Index Growth Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	30.4%
Technology	22.5%
Consumer, Cyclical	13.4%
Industrial	11.1%
Communications	9.9%
Financial	4.7%
Energy	3.9%
Basic Materials	2.9%
Utilities	0.9%
Diversified	0.0%
Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%
Net Assets	100.0%

MassMutual Premier Enhanced Index Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/19/00 - 10/31/09
Class Y	16.01%	0.94%	-2.36%
Russell 1000 Growth Index	17.51%	1.27%	-2.71%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Hypothetical Investments in MassMutual Premier Enhanced Index Growth Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted) and the Russell 1000 Growth Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	16.12%	0.95%
Class A	15.53%	0.55%
Class A (sales load deducted)*	8.89%	-0.64%
Class L	15.80%	0.78%
Class N	15.11%	0.24%
Class N (CDSC fees deducted)*	14.11%	0.24%
Russell 1000 Growth Index	17.51%	1.27%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/01.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Discovery Value Fund, and who is the Fund's subadviser?
This Fund seeks long-term capital appreciation by investing mainly in stocks of U.S. issuers having a market capitalization up to $13 billion. This includes both small-cap stocks (stocks of issuers that have a market capitalization under $3 billion) and mid-cap stocks (stocks of issuers having a capitalization between $3 billion and $13 billion). The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 23.27%, outperforming the 14.52% return of the Russell Midcap® Value Index (the "benchmark"), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The Fund also outpaced, by a wide margin, the 8.55% return of the Russell 2500® Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The market's strong overall results for the year ended October 31, 2009 masked a highly volatile period — a depression-based decline at the end of 2008, followed by a rebound that spanned seven months and largely ended in September 2009.

During the year, the Fund's positive performance, relative to its benchmark, came from seven of the 10 economic sectors: financials, industrials, materials, information technology, consumer discretionary, utilities, and telecommunication services. The other three sectors, consumer staples, energy, and health care, all detracted from relative returns during this time frame.

The Fund's sector weights, in general, remained fairly constant over the year, with overweight positions, relative to the benchmark, in information technology, health care, and industrials; and underweight allocations in financials, materials, and utilities.

The Fund's holdings in the financials sector proved to be the largest contributor to its relative performance. SLM Corporation (Sallie Mae), Fidelity National Finance, and Prologis all delivered noteworthy results, as the combination of a stabilizing economy and loosening credit brought renewed life to this group.

Impressive, double-digit returns from General Cable, Navistar International, Goodrich, and Atlas Air Worldwide led the cyclical rebound in the industrials sector.

Consumer staples was the Fund's largest detractor among all sectors over the period, with weakness from Kroger, but strength from Lorillard, Energizer, and Molson Coors. Within energy, strong results from Cabot Oil & Gas and Peabody Energy were offset by weakness from Alpha Natural Resources, which has since been sold.

What is your outlook?
Our outlook for the next 12 months is cautiously optimistic — more cautious in the near term, more optimistic longer term. The worst of the financial crisis appears to be behind us, and the markets have rallied strongly since their March 2009 lows. While fundamentals are clearly improving, the big question (as is often the case) is which fundamentals do stocks reflect and what will be the path of these fundamentals? We believe there will be bumps along the road as the economy recovers, and that stocks currently may reflect more optimism than is warranted.

We would not be surprised to see a pullback in stocks over the next few months; however, we believe that over the next year or so, stocks should rise higher as fundamentals continue to improve.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Discovery Value Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Everest Re Group Ltd.	2.6%
CMS Energy Corp.	2.3%
Navistar International Corp.	2.1%
Tyco International Ltd.	2.0%
The Kroger Co.	2.0%
ACE Ltd.	2.0%
Assurant, Inc.	1.9%
TeleTech Holdings, Inc.	1.9%
Hospira, Inc.	1.9%
Shire PLC	1.7%
20.4%

MassMutual Premier Discovery Value Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	19.6%
Financial	19.4%
Consumer, Cyclical	13.7%
Industrial	12.5%
Energy	7.7%
Utilities	7.2%
Technology	6.4%
Communications	6.3%
Basic Materials	5.4%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MassMutual Premier Discovery Value Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United States	82.8%
Switzerland	5.5%
Bermuda	5.4%
United Kingdom	1.7%
Cayman Islands	1.4%
Singapore	0.9%
Canada	0.5%
Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%
Net Assets	100.0%

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell Midcap Value Index and the Russell 2500 Value Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/1/05 - 10/31/09
Class S	23.27%	-2.59%
Class A	22.64%	-3.06%
Class A (sales load deducted)*	15.58%	-4.51%
Class Y	23.30%	-2.62%
Class L	23.06%	-2.78%
Class N	22.42%	-3.33%
Class N (CDSC fees deducted)*	21.42%	-3.33%
Russell Midcap Value Index#	14.52%	-2.80%
Russell 2500 Value Index	8.55%	-3.55%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Main Street Small Cap Fund, and who is the Fund's subadviser?
This Fund seeks capital appreciation by investing mainly in common stocks of small-capitalization ("small-cap") U.S. companies that the Fund's subadviser believes have favorable business trends or prospects. The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

Note: In mid-May 2009, OFI Institutional announced that Manind ("Mani") Govil had been named Team Leader of the firm's Main Street Equity Team and Matthew Ziehl had been named Lead Portfolio Manager of MassMutual Premier Main Street Small Cap Fund. Additionally, Raman Vardharaj was named co-manager. Mr. Govil, Mr. Ziehl, and Mr. Vardharaj were also joined by several colleagues from their previous employer, RS Investment Management Co. LLC.

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 15.21%, significantly outperforming the 6.46% return of the Russell 2000® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

Sector allocation and stock selection effects were both strong positive factors for Fund performance over the course of the year ended October 31, 2009. The Fund benefited from holding an average underweight position (relative to the benchmark) in financials and overweight positions in the information technology and consumer discretionary sectors. Stock selection was positive within most economic sectors — most notably in industrials, financials, and information technology.

The Fund's emphasis on cyclically sensitive sectors and companies during the earlier part of the year contributed to its strong results for the overall period, relative to the benchmark, as these companies led the stock market's sharp rebound in March and during the second quarter of 2009.

From a quantitative perspective, late 2008 saw a dramatic reversal in market leadership from the stock market's November 20 low. Traditionally defensive sectors, such as utilities, consumer staples, and health care, generally outperformed more aggressive sectors, such as consumer discretionary, technology, and energy, which underperformed.

The Fund underperformed its benchmark in January and February, but strong relative outperformance in March lifted its overall returns for the first quarter of 2009. In the context of the Fund's quantitative approach, our top-down market capitalization model detracted from performance, offsetting the Fund's outperformance from our bottom-up stock selection models.

Transition of the Fund's portfolio

Starting in the second quarter of 2009, our new portfolio management team began managing the Fund by employing two distinct "sleeves" — one that selects investments based upon bottom-up fundamental research (including quantitative inputs), and the other employing a purely quantitative selection process — which uses a stock scoring model to rank small-cap companies within their respective economic sectors. Each sleeve holds approximately half of the Fund's assets. This approach is designed to generate strong results in both sleeves.

The transition of the Fund's portfolio was completed in August 2009. During the transition period, our new team reduced the total number of stocks held in the Fund from more than 1,500 to within the Fund's new target range of 500 to 700. The team expects that the quantitative sleeve will generally hold 400 to 600 stocks, and the fundamental sleeve will hold from 50 to 125 stocks. In addition, as part of the transition of the Fund's portfolio, our new team reduced sector weighting differences versus the benchmark to within two percentage points, in keeping with the Fund's bottom-up philosophy.

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

What is your outlook?
Economic news released in the latter part of the reporting period was less negative than news earlier in the year, and some indicators were moving in a positive direction at the end of October 2009 — potentially signaling the early stages of economic recovery. Most companies came in ahead of consensus earnings expectations in the third quarter of 2009, albeit often at lower year-over-year, absolute levels. Fiscal and monetary policies were extremely accommodating, as the federal government has proven its determination to provide stability and liquidity to the financial system. In retrospect, it appears that the market selloff into March 2009 may have been overdone; consequently, the sharp market snapback in the second quarter appeared justified.

In our view, it does seem that the market may have run too far, too fast, driven mainly by a top-down theme of economic recovery. Still, consumer and financial institution balance sheets will likely take years to fully repair. This could dampen economic growth generally and, more specifically, limit the near-term growth potential for smaller companies that depend heavily on bank credit lines to fund expansion or operations.

The summer's market euphoria must inevitably transition into more of a stock-picker's market whereby investors begin to separate winners from losers based on fundamental performance. Consequently, as we move toward 2010, we will seek to identify and invest in the best opportunities across economic sectors.

MassMutual Premier Main Street Small Cap Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Health Management Associates, Inc. Class A	0.9%
Gardner Denver, Inc.	0.8%
Mid-America Apartment Communities, Inc.	0.8%
Tanger Factory Outlet Centers, Inc.	0.8%
Blue Coat Systems, Inc.	0.8%
Holly Corp.	0.8%
Tractor Supply Co.	0.8%
Capella Education Co.	0.7%
Digital Realty Trust, Inc.	0.7%
NeuStar, Inc. Class A	0.7%
7.8%

MassMutual Premier Main Street Small Cap Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	22.1%
Financial	18.4%
Industrial	15.1%
Consumer, Cyclical	14.9%
Technology	9.7%
Communications	9.4%
Energy	3.7%
Utilities	3.0%
Basic Materials	2.8%
Diversified	0.0%
Mutual Funds	0.0%
Rights	0.0%
Total Long-Term Investments	99.1%
Other Assets and Liabilities	0.9%
Net Assets	100.0%

MassMutual Premier Main Street Small Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 9/27/06 - 10/31/09
Class S	15.21%	-6.27%
Class A	14.63%	-6.71%
Class A (sales load deducted)*	8.04%	-8.48%
Class Y	14.97%	-6.39%
Class L	15.09%	-6.46%
Class N	14.45%	-6.96%
Class N (CDSC fees deducted)*	13.45%	-6.96%
Russell 2000 Index	6.46%	-6.61%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 10/2/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Small Company Opportunities Fund, and who is the Fund's subadviser?
This Fund seeks to achieve long-term capital appreciation through investment primarily in the common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's subadviser to be realistically valued. The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

Note: In mid-May 2009, OFI Institutional announced that Manind ("Mani") Govil had been named Team Leader of the firm's Main Street Equity Team and Matthew Ziehl had been named Lead Portfolio Manager of MassMutual Premier Small Company Opportunities Fund. Additionally, Raman Vardharaj was named co-manager. Mr. Govil, Mr. Ziehl, and Mr. Vardharaj were also joined by several colleagues from their previous employer, RS Investment Management Co. LLC.

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 15.48%, exceeding the 6.46% return of the Russell 2000® Index (the "benchmark"), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

Sector allocation and stock selection effects were both strong positive factors for Fund performance over the course of the year ended October 31, 2009. The Fund benefited from holding an average underweight position in financials (relative to the benchmark) and overweight positions in the information technology and consumer discretionary sectors. Stock selection was positive within most economic sectors — most notably in industrials, financials, and information technology.

The Fund's emphasis on cyclically sensitive sectors and companies during the earlier part of the year contributed to its strong results for the overall period, relative to the benchmark, as these companies led the stock market's sharp rebound in March and during the second quarter of 2009.

From a quantitative perspective, late 2008 saw a dramatic reversal in market leadership from the stock market's November 20 low. Traditionally defensive sectors, such as utilities, consumer staples, and health care, generally outperformed more aggressive sectors, such as consumer discretionary, technology, and energy, which underperformed.

The Fund underperformed its benchmark in January and February, but strong relative outperformance in March lifted its overall returns for the first quarter of 2009. In the context of the Fund's quantitative approach, our top-down market capitalization model detracted from performance, offsetting the Fund's outperformance from our bottom-up stock selection models.

Transition of the Fund's portfolio

Starting in the second quarter of 2009, our new portfolio management team began managing the Fund by employing two distinct "sleeves" — one that selects investments based upon bottom-up fundamental research (including quantitative inputs), and the other employing a purely quantitative selection process — which uses a stock scoring model to rank small-cap companies within their respective economic sectors. Each sleeve holds approximately half of the Fund's assets. This approach is designed to generate strong results in both sleeves.

The transition of the Fund's portfolio was completed in August 2009. During the transition period, our new team reduced the total number of stocks held in the Fund from more than 1,500 to within the Fund's new target range of 500 to 700. The team expects that the quantitative sleeve will generally hold 400 to 600 stocks, and the fundamental sleeve will hold from 50 to 125 stocks. In addition, as part of the

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

transition of the Fund's portfolio, our new team reduced sector weighting differences versus the benchmark to within two percentage points, in keeping with the Fund's bottom-up philosophy.

What is your outlook?
Economic news released in the latter part of the reporting period was less negative than news earlier in the year, and some indicators were moving in a positive direction at the end of October 2009 — potentially signaling the early stages of economic recovery. Most companies came in ahead of consensus earnings expectations in the third quarter of 2009, albeit often at lower year-over-year, absolute levels. Fiscal and monetary policies were extremely accommodating, as the federal government has proven its determination to provide stability and liquidity to the financial system. In retrospect, it appears that the market selloff into March 2009 may have been overdone; consequently, the sharp market snapback in the second quarter appeared justified.

In our view, it does seem that the market may have run too far, too fast, driven mainly by a top-down theme of economic recovery. Still, consumer and financial institution balance sheets will likely take years to fully repair. This could dampen economic growth generally and, more specifically, limit the near-term growth potential for smaller companies that depend heavily on bank credit lines to fund expansion or operations.

The summer's market euphoria must inevitably transition into more of a stock-picker's market whereby investors begin to separate winners from losers based on fundamental performance. Consequently, as we move toward 2010, we will seek to identify and invest in the best opportunities across economic sectors.

MassMutual Premier Small Company Opportunities Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Health Management Associates, Inc. Class A	0.8%
Gardner Denver, Inc.	0.8%
Mid-America Apartment Communities, Inc.	0.8%
Blue Coat Systems, Inc.	0.8%
Tanger Factory Outlet Centers, Inc.	0.8%
Holly Corp.	0.8%
Tractor Supply Co.	0.8%
Capella Education Co.	0.7%
Digital Realty Trust, Inc.	0.7%
Bally Technologies, Inc.	0.7%
7.7%

MassMutual Premier Small Company Opportunities Fund Sector Table (% of Net Assets) on 10/31/09 (Unaudited)
Consumer, Non-cyclical	22.0%
Financial	18.3%
Industrial	15.0%
Consumer, Cyclical	14.8%
Technology	9.7%
Communications	9.4%
Energy	3.6%
Utilities	2.9%
Basic Materials	2.8%
Mutual Funds	0.5%
Diversified	0.0%
Rights	0.0%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MassMutual Premier Small Company Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class A, Class A (sales load deducted) and the Russell 2000 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class A	14.81%	-1.85%	7.75%
Class A (sales load deducted)*	8.21%	-3.01%	7.11%
Russell 2000 Index	6.46%	0.59%	4.11%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier Small Company Opportunities Fund Class S, Class Y, Class L, Class N, Class N (CDSC fees deducted) and the Russell 2000 Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 11/1/04 - 10/31/09
Class S	15.48%	-1.39%
Class Y	15.29%	-1.49%
Class L	15.17%	-1.59%
Class N	14.40%	-2.19%
Class N (CDSC fees deducted)*	13.40%	-2.19%
Russell 2000 Index	6.46%	0.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Global Fund, and who is the Fund's subadviser?	This Fund seeks long-term capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund's subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 28.52%, outperforming, by a wide margin, the 18.42% return of the Morgan Stanley Capital International ("MSCI") World Index SM (the "benchmark"), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund's thematic, bottom-up approach has resulted in our assembling a portfolio of well-managed, strongly financed, and cash-generative companies. This investment approach tends to cause the portfolio to hold a largely overweight position, relative to the benchmark, in the information technology sector, where so many companies have sustainable growth characteristics. In fact, the information technology sector was, by far, the largest contributor to Fund performance for the year ended October 31, 2009 — with very strong showings by Ericsson, the Fund's largest holding; Infosys, the India-based software business; Juniper Networks, a U.S.-based company; and Tandberg, the Norwegian video conferencing company.

The Fund's investment approach also tends to lead the portfolio to be positioned with high absolute and relative exposure to consumer discretionary companies. The standout performers within this sector during the reporting period included LVMH Moët Hennessy, the French luxury goods group; two global retailers, Hennes & Mauritz (since sold) and Inditex; BMW; and, in the U.S., Tiffany & Co. and Tod's. It was also a good year for consumer staples, where the Fund's beer investments — Companhia de Bebidas in Brazil and FEMSA and Grupo Modelo in Mexico — were star performers.

We took a cautious stance toward the energy and materials sectors (evidenced by the portfolio's underweight position in these two market areas), which produced mixed results. This approach worked in the Fund's favor as far as energy was concerned, but holding an underweight position in materials, a sector that rallied strongly from its March 2009 lows, was the main — indeed only — meaningful negative for the Fund over the course of the year.

What is your outlook?
In the developed world, the consumer is under pressure, bank lending has still not fully resumed and must remain subdued as financial institutions rebuild their capital bases, and the restoration of confidence in housing markets will be a slow process. We have seen a boost in manufacturing production around the world, but this may prove short-lived, depending upon inventory levels.

Despite this relatively cautious view, we remain positive about the prospects for equity markets over the medium and longer terms. It is our firm belief that by recent standards, this will be a slow, anemic recovery — against a backdrop in which inflation will not be a major issue.

We believe that we are currently in an environment where the strong will get stronger. Consequently, we have built the portfolio on the foundation of strong, well-run, financially sound companies that enjoy market-leading and defendable positions — with the potential to produce high returns and superior growth over the long term.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

In our view, the most challenged companies tend to perform best and comparative ratings become compressed in the early stages of bull markets. That is what has happened in equity markets over the last eight months. We also believe that later phases of bull markets see performance driven by relative earnings, with growth companies assuming a significant premium. Consequently, this is where this Fund is positioned as we head toward 2010.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Telefonaktiebolaget LM Ericsson Class B	4.5%
Siemens AG	2.5%
Credit Suisse Group	2.4%
LVMH Moet Hennessy Louis Vuitton SA	2.1%
Microsoft Corp.	2.1%
Juniper Networks, Inc.	2.1%
eBay, Inc.	2.1%
Roche Holding AG	1.9%
Infosys Technologies Ltd.	1.7%
Intuit, Inc.	1.7%
23.1%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United States	32.0%
Japan	9.7%
United Kingdom	9.1%
Germany	7.4%
Switzerland	7.4%
Sweden	7.2%
France	6.8%
Netherlands	3.3%
Mexico	3.2%
India	2.3%
Brazil	1.9%
Taiwan	1.8%
Italy	1.7%
Panama	1.4%
Spain	1.3%
Cayman Islands	1.0%
Finland	0.9%
Canada	0.7%
Norway	0.7%
Turkey	0.4%
Australia	0.1%
Total Long-Term Investments	100.3%
Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI World Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/31/04 - 10/31/09
Class S	28.52%	1.98%
Class A	27.89%	1.45%
Class A (sales load deducted)*	20.54%	0.21%
Class Y	28.26%	1.83%
Class L	28.27%	1.73%
Class N	27.77%	1.33%
Class N (CDSC fees deducted)*	26.77%	1.33%
MSCI World Index	18.42%	0.87%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier International Equity Fund, and who is the Fund's subadviser?
This Fund seeks to achieve a high total rate of return over the long term by investing in a diversified portfolio of foreign and domestic equity securities. The Fund's subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 33.13%, outpacing the 27.71% return of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index (the "benchmark"), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

During the one-year period ended October 31, 2009, the Fund held substantially overweight positions, relative to the benchmark, in the information technology, health care, and industrials sectors. (With respect to the Fund's industrials holdings, many of these companies are not makers of capital goods, but rather outsourcing outfits.)

As was the case during the one-year period ended October 31, 2008, the Fund held significantly underweight positions in the financials, utilities, and telecommunications services sectors. The Fund's limited exposure to the financials sector was a major positive contributor to performance in 2008, but it hampered the Fund's returns this year, as many financial firms began to recover. Fund selections in this sector emphasized financial services companies over traditional banks.

Also detracting from Fund performance was the portfolio's average cash position of just slightly more than 6% during the reporting period — a time marked by rapidly rising markets. Consequently, we gradually lowered the Fund's cash allocation as the year progressed.

Among the portfolio's strongest performers during the year were its information technology holdings, which included Tandberg, Autonomy, and Ericsson. Conversely, a number of the Fund's weakest performers were in the financials and health care sectors — these included Anglo Irish Bank, NeuroSearch, and Synthes.

What is your outlook?
Efforts to stimulate world economies and save the banking system alleviated the pessimism that prevailed during the same period last year. The fear that banks and other users of credit would not be able to meet even short-term obligations has receded. The real economy has been badly damaged by the ordeal, and growth expectations remain subdued. Many projects companies wish to undertake to create value for shareholders remain delayed due to financing constraints.

The Fund's focus continues to be on companies that offer the best opportunities for sustainable and superior growth, and allocations at year-end favored information technology, health care, and consumer discretionary companies. Conversely, we remain cautious on the financials, energy, and materials sectors.

Performance in the majority of equity markets over the period has been robust, though driven by the performance of low-quality companies that narrowly missed financial distress. Over the next few years, we anticipate that deleveraging of corporate balance sheets will continue, which could have the potential to lead to slower earnings growth. Should earnings growth become scarce, true growth companies will likely command a premium. Also, in our view, the strong will get stronger as a result of the crisis. Companies that are self-funded with superior business models should find themselves in a better position from a competitive standpoint. The Fund's selection process favors these high-quality companies — which have the potential to benefit from long-term growth themes.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Oppenheimer Institutional Money Market Fund Class E	3.9%
Autonomy Corp. PLC	2.4%
Capita Group PLC	2.3%
Nidec Corp.	2.2%
Telefonaktiebolaget LM Ericsson Class B	2.0%
Sonic Healthcare Ltd.	1.8%
ABB Ltd.	1.7%
Infosys Technologies Ltd.	1.7%
QBE Insurance Group Ltd.	1.5%
Vale SA Sponsored ADR (Brazil)	1.5%
21.0%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United Kingdom	24.2%
Japan	12.1%
Switzerland	11.8%
France	8.2%
Australia	6.5%
United States	6.5%
Netherlands	4.7%
Germany	4.2%
Italy	4.1%
Spain	3.1%
India	2.9%
Sweden	2.5%
Brazil	2.1%
Norway	1.4%
South Africa	1.1%
Denmark	1.0%
Ireland	0.9%
Lebanon	0.7%
Panama	0.6%
Finland	0.6%
Mexico	0.5%
Bermuda	0.3%
Luxembourg	0.1%
Canada	0.0%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L and the MSCI EAFE Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Ten Year Average Annual 11/1/99 - 10/31/09
Class S	33.13%	7.60%	3.80%
Class A	32.49%	7.13%	3.35%
Class A (sales load deducted)*	24.87%	5.87%	2.74%
Class Y	33.08%	7.56%	3.78%
Class L	32.77%	7.39%	3.61%
MSCI EAFE Index	27.71%	5.10%	2.04%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Hypothetical Investments in MassMutual Premier International Equity Fund Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Five Year Average Annual 11/1/04 - 10/31/09	Since Inception Average Annual 12/31/02- 10/31/09
Class N	32.22%	6.81%	11.75%
Class N (CDSC fees deducted)*	31.22%	6.81%	11.75%
MSCI EAFE Index	27.71%	5.10%	9.99%	+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Focused International Fund, and who is the Fund's subadviser?
This Fund seeks long-term capital appreciation by investing, under normal circumstances, a minimum of 90% of its net assets in equity securities. The Fund normally will invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI® EAFE®") Index. The Fund's subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2009?
The Fund's Class S shares returned 29.90%, ahead of the 27.71% return of the MSCI EAFE Index (the "benchmark"), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The Fund outperformed the benchmark over the past 12 months in what turned out to be a strong recovery year for international equities after the difficult markets of the previous year. The Fund's holdings in the United Kingdom performed extremely well relative to the rest of the market; but this success was offset somewhat by holdings in Europe ex-UK, which rose, but by less than the overall market. Over the year, we gradually increased portfolio holdings in the Pacific region, as the global economy began to stabilize and the outlook for the companies in that region improved.

From a sector perspective, the Fund benefited from owning more companies in the materials sector, especially gold mining companies and agricultural commodity companies. These companies were affected less by the slowing economy because demand for gold and food tend not to be dependent on the growth of the economy. Consequently, over the past year, these stocks performed quite well. The Fund also benefited from owning oil-producing companies, which did well as the price of oil recovered over the past year.

Conversely, holdings in the industrials sector detracted from Fund performance when companies that constitute the benchmark sector outpaced the group of companies owned by the Fund.

What is your outlook?
The global economy has stabilized from the crisis of last year and an economic recovery is now underway. We believe that this recovery will be much weaker than what we have typically seen after the prior post-World War II recessions — primarily because Western economies continue to see deleveraging by households and by banks. Western households look to be reluctant to spend at the same levels that they did before the crisis began (except where governments have created stimulus programs). In the absence of such government stimulus programs, we believe consumers would have spent much less than they ultimately did over the past year. Similarly, banks remain reluctant to lend, as they are focused on improving their capital position.

The deleveraging by households and banks has been offset by the actions of central governments around the world, which have been increasing their spending to moderate the decline in economic growth. Our concern is that these high levels of government spending will need to be reduced in the future; otherwise, government debt levels will grow too high. This withdrawal of stimulus will likely be a hindrance to future economic growth, however.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

When economic growth is weak, less economically sensitive stocks tend to do better. Where valuations look attractive, we will continue to look to add more of these types of stocks to the portfolio. These holdings are likely to include health care, food production and agricultural commodity companies, technology companies, telecommunications firms, some energy producers, and precious metals miners.

Equities have recovered strongly from their lows of last year; however, we continue to believe they are a good value when compared to yields on cash of less than 1% and 10-year government bond yields of less than 4%. Until inflation expectations rise and drive up bond yields, we think equities will continue to outperform both bonds and cash.

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Centamin Egypt Ltd.	2.8%
Petropavlovsk PLC	2.4%
Suez Environnement SA	2.4%
Muenchener Rueckversicherungs AG	2.3%
Yara International ASA	2.3%
Lihir Gold Ltd.	2.3%
Zurich Financial Services AG	2.2%
Fresenius SE	2.2%
Telefonica SA	2.2%
Unicharm Corp.	2.1%
23.2%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
United Kingdom	33.7%
Japan	15.1%
Switzerland	10.8%
Germany	9.3%
France	6.2%
Papua New Guinea	4.1%
Spain	3.9%
Hong Kong	3.4%
Australia	2.8%
Norway	2.3%
Netherlands	2.0%
Singapore	2.0%
Italy	1.9%
Total Long-Term Investments	97.5%
Short-Term Investments and Other Assets and Liabilities	2.5%
Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI EAFE Index.

TOTAL RETURN
	One Year 11/1/08 - 10/31/09	Since Inception Average Annual 12/01/05 - 10/31/09
Class S	29.90%	3.70%
Class A	29.25%	3.23%
Class A (sales load deducted)*	21.81%	1.69%
Class Y	29.85%	3.65%
Class L	29.61%	3.48%
Class N	28.90%	2.91%
Class N (CDSC fees deducted)*	27.90%	2.91%
MSCI EAFE Index	27.71%	1.50%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment objective of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund's subadviser?
This Fund seeks long-term capital growth by normally investing at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to MSCI (Morgan Stanley Capital International) Barra. The Fund's subadviser is Baring International Investment Limited (Baring).

How did the Fund perform since its inception on November 3, 2008?
The Fund's Class S shares returned 64.73%, just outpacing the 64.13% return of the Morgan Stanley Capital International ("MSCI") Emerging Markets Index (the "benchmark"), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

What factors contributed to the Fund's performance?
For a discussion on the economic and market environment during the 12-month period ended October 31, 2009, please see the Economic and Market Review, beginning on page 3.

The year ended October 31, 2009 saw a variety of market conditions. At the country allocation level, the portfolio benefited from overweight positions, relative to the benchmark, in China and Brazil, as those two economies proved resilient in the face of a global economic downturn. The Fund's consistently overweight position in Russia detracted from performance in the early part of the year, when the Russian ruble weakened against the U.S. dollar and the Russian economy slowed sharply — but then contributed significantly in the latter part of the period when the Russian equity market performed strongly. The portfolio's overweight positions in Turkey and Indonesia were strong contributors from April 2009 through October, when emerging equity markets performed well. Conversely, the Fund's underweight position in India and holdings in Mexico detracted from its full-year performance.

At a sector level, overweight positions in more economically cyclical sectors such as materials, consumer discretionary, and financials outperformed. Interestingly, materials significantly outperformed energy, driven in part by precious metals. The price of gold surpassed $1,000 per ounce, and the Fund benefited significantly from its holdings in gold producers. As would be expected during a period of strong performance, more defensive sectors, such as utilities and health care, underperformed. The Fund held underweight positions in those sectors.

Holdings that significantly contributed to the Fund's performance during the period included domestic Chinese stocks, such as Hengan International, China Overseas Land (replaced with Yanlord Land Group during the period), and China Resources Land. Gold producers, such as Randgold Resources and Anglogold Ashanti (replaced with Buenaventura during the period), as noted earlier, were also significant performance drivers. In addition, falling interest rates aided the returns of some of the financial holdings in the portfolio, with Bank Mandiri (Indonesia), Garanti Bankasi (Turkey), and Grupo Financiero Banorte (Mexico) all performing strongly. Finally, although MSCI Taiwan underperformed the benchmark, the Fund's holdings in Taiwanese companies with significant real estate assets were strong positive contributors to performance. These included Taiwan Fertilizer and Far Eastern New Century Holdings.

What is your outlook?
It remains our view that this period in the global economic cycle in which recovery is underway (leading to positive revisions to earnings estimates) and developed market interest rates remain low (leading to strong global liquidity) is the ideal one for emerging equity markets. The current environment is somewhat similar to the one that existed from 1992 through 1994, when emerging equity markets rose strongly. Consequently, we retain our constructive view on the asset class.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

We remain most positive on domestically oriented companies in sectors such as financials in countries that have strong banking systems (as measured, for example, by loan/deposit ratios) and large domestic demand potential (as indicated, for example, by low consumer credit/gross domestic product ratios).

Our preferred markets remain China, Brazil, Indonesia, Turkey, and Russia — with a particular focus on domestic stocks such as retail banks and consumer staples and discretionary firms.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 10/31/09 (Unaudited)
Vale SA Sponsored ADR (Brazil)	5.5%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	4.8%
Samsung Electronics Co., Ltd.	4.5%
Itau Unibanco Holding SA Sponsored ADR (Brazil)	3.7%
Naspers Ltd.	3.2%
China Mobile Ltd.	3.1%
Gazprom OAO Sponsored ADR (Russia)	2.4%
Industrial & Commercial Bank of China	2.4%
China Construction Bank Corp. Class H	2.4%
Vimpel-Communications Sponsored ADR (Russia)	2.4%
34.4%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 10/31/09 (Unaudited)
Brazil	22.4%
Russia	11.0%
China	8.7%
Taiwan	7.0%
Republic of Korea	6.9%
Hong Kong	6.0%
Cayman Islands	5.3%
Indonesia	5.0%
Turkey	3.6%
India	3.3%
South Africa	3.2%
Mexico	2.9%
Peru	2.1%
Channel Islands	1.8%
Egypt	1.8%
United Kingdom	1.6%
Bermuda	1.4%
Netherlands	1.2%
Singapore	0.9%
Israel	0.6%
Switzerland	0.5%
Total Long-Term Investments	97.2%
Short-Term Investments and Other Assets and Liabilities	2.8%
Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted) and the MSCI Emerging Markets Index.

TOTAL RETURN
Since Inception Average Annual 11/3/08 - 10/31/09
Class S	64.73%
Class A	64.00%
Class A (sales load deducted)*	54.57%
Class Y	64.60%
Class L	64.30%
Class N	63.50%
Class N (CDSC fees deducted)*	62.50%
MSCI Emerging Markets Index	64.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2009

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 101.1%
Commercial Paper – 91.4%
Abbey National North America LLC 0.210% 1/20/10	$1,250,000	$1,249,417
Abbot Laboratories (a) 0.190% 11/16/09	19,300,000	19,298,472
American Honda Finance Corp. 0.350% 11/16/09	16,000,000	15,997,667
American Honda Finance Corp. 0.250% 11/03/09	3,600,000	3,599,950
Amsterdam Funding Corp. (a) 0.180% 11/02/09	19,300,000	19,299,903
AT&T, Inc. FRN 0.572% 2/05/10	4,625,000	4,627,785
Basin Electric Power Coorperative (a) 0.210% 11/17/09	1,861,000	1,860,826
Basin Electric Power Coorperative (a) 0.210% 11/19/09	2,320,000	2,319,756
Basin Electric Power Coorperative (a) 0.210% 12/03/09	14,500,000	14,497,293
Basin Electric Power Coorperative (a) 0.230% 11/10/09	610,000	609,965
BG Energy Financial, Inc. (a) 0.350% 1/19/10	19,400,000	19,385,100
Bryant Park Funding LLC (a) 0.190% 11/02/09	4,788,000	4,787,975
Bryant Park Funding LLC (a) 0.190% 11/04/09	2,432,000	2,431,962
Bryant Park Funding LLC (a) 0.190% 11/10/09	4,100,000	4,099,805
Bryant Park Funding LLC (a) 0.190% 11/16/09	8,000,000	7,999,367
Campbell Soup Co. (a) 0.500% 4/28/10	20,000,000	19,950,556
Cargill, Inc. (a) 0.150% 11/10/09	1,700,000	1,699,936
Caterpillar Financial Services Corp. 0.140% 11/17/09	19,300,000	19,298,799
The Coca-Cola Co. (a) 0.190% 1/05/10	19,000,000	18,993,482
Commonwealth Bank Australia FRN (a) 0.430% 6/04/10	21,000,000	21,000,000
Covidien International Finance (a) 0.200% 11/24/09	6,100,000	6,099,221
Covidien International Finance (a) 0.340% 11/18/09	3,300,000	3,299,470
Covidien International Finance (a) 0.360% 11/18/09	10,000,000	9,998,300
Danaher Corp. 0.160% 12/04/09	2,942,000	2,941,569
Danske Corp. (a) 0.500% 1/19/10	20,000,000	19,978,055
E. ON AG (a) 0.310% 1/13/10	19,300,000	19,287,868
E.I. DuPont (a) 0.120% 11/10/09	13,620,000	13,619,591
E.I. DuPont (a) 0.140% 11/20/09	4,000,000	3,999,704
Ecolab, Inc. (a) 0.140% 11/10/09	14,700,000	14,699,485
Export-Import Bank of the United States 0.850% 12/01/09	19,400,000	19,386,258
Falcon Asset Security Co. LLC (a) 0.180% 11/12/09	19,500,000	19,498,927
General Electric Co. 0.170% 11/19/09	19,300,000	19,298,359
Govco LLC (a) 0.180% 11/17/09	1,125,000	1,124,910
Honeywell International (a) 0.150% 12/21/09	19,090,000	19,086,023
Johnson & Johnson (a) 0.300% 12/16/09	10,900,000	10,895,913
Medtronic, Inc. (a) 0.200% 11/23/09	10,700,000	10,698,692
Medtronic, Inc. (a) 0.210% 11/09/09	8,500,000	8,499,603
Monsanto Co. (a) 0.160% 12/17/09	19,300,000	19,296,054
National Rural Utilities Coorperative 0.190% 11/19/09	19,400,000	19,398,157
Nestle Capital Corp. (a) 0.550% 4/19/10	19,800,000	19,748,878
Nokia Corp. (a) 0.160% 12/14/09	7,715,000	7,713,526
Nokia Corp. (a) 0.200% 11/24/09	10,800,000	10,798,620
NSTAR (a) 0.130% 11/05/09	19,400,000	19,399,720
Pitney Bowes, Inc. (a) 0.120% 11/09/09	5,000,000	4,999,867
Pitney Bowes, Inc. (a) 0.120% 11/23/09	4,282,000	4,281,686
Praxair, Inc. FRN 0.477% 5/26/10	21,000,000	21,000,000
Rabobank USA Financial Corp. 0.220% 2/16/10	7,375,000	7,370,178
Rabobank USA Financial Corp. 0.230% 2/19/10	470,000	469,670
Rabobank USA Financial Corp. 0.260% 3/16/10	10,000,000	9,990,250
Royal Bank of Scotland PLC (a) 0.350% 12/01/09	1,000,000	999,708
Royal Bank of Scotland PLC (a) 0.530% 1/06/10	15,000,000	14,985,425
Royal Bank of Scotland PLC (a) 1.050% 12/01/09	4,300,000	4,296,238
Siemens Capital Co. LLC (a) 0.130% 12/22/09	18,200,000	18,196,648
Siemens Capital Co. LLC (a) 0.140% 12/22/09	1,120,000	1,119,778
Sigma Aldrich Corp. (a) 0.130% 11/24/09	17,095,000	17,093,580
Sigma Aldrich Corp. (a) 0.150% 11/02/09	1,175,000	1,174,995
Southern Co. (a) 0.170% 11/12/09	1,000,000	999,948
Southern Co. (a) 0.200% 11/17/09	18,300,000	18,298,373
Toyota Motor Credit Corp. 0.230% 12/02/09	3,000,000	2,999,406
Toyota Motor Credit Corp. FRN 0.384% 7/19/10	17,000,000	17,000,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
USAA Capital Corp. 4.640% 12/15/09 (a)	$2,450,000	$2,462,983
Wal-Mart Stores, Inc. (a) 0.100% 11/04/09	18,000,000	17,999,850
Wal-Mart Stores, Inc. (a) 0.110% 12/01/09	725,000	724,934
Wells Fargo & Co. FRN 0.645% 8/20/10	15,000,000	15,016,768
Wisconsin Electric Power Corp. 0.130% 11/02/09	12,475,000	12,474,955
Wisconsin Electric Power Corp. 0.150% 11/13/09	5,600,000	5,599,720
Discount Notes – 7.4%
Federal Farm Credit 0.210% 11/09/09	630,000	629,971
Federal Home Loan Bank 0.150% 12/02/09	200,000	199,974
Federal Home Loan Bank 0.200% 1/05/10	643,000	642,768
Federal Home Loan Bank 0.205% 1/06/10	150,000	149,944
Federal Home Loan Bank 0.310% 1/11/10	100,000	99,939
Federal Home Loan Bank 0.200% 1/12/10	150,000	149,940
Federal Home Loan Bank 0.210% 1/22/10	450,000	449,785
Federal Home Loan Bank 0.240% 2/05/10	100,000	99,936
Federal Home Loan Bank 0.250% 2/12/10	300,000	299,785
Federal Home Loan Bank 0.220% 2/24/10	100,000	99,930
Federal Home Loan Bank 0.200% 3/23/10	180,000	179,858
Federal Home Loan Bank 0.150% 4/07/10	270,000	269,823
Federal Home Loan Bank FRN 0.030% 4/01/10	4,000,000	4,000,000
Federal Home Loan Bank 0.190% 4/21/10	400,000	399,639
Federal Home Loan Bank 0.155% 4/26/10	1,600,000	1,598,788
Federal Home Loan Bank 0.220% 5/12/10	2,500,000	2,497,067
Federal Home Loan Bank 0.300% 5/14/10	140,000	139,774
Federal Home Loan Bank 0.280% 5/26/10	2,250,000	2,246,395
Federal Home Loan Bank 0.280% 7/06/10	2,000,000	1,995,197
Federal Home Loan Bank FRN 0.134% 7/09/10	15,000,000	15,002,694
Federal Home Loan Mortgage Corp. 0.220% 11/03/09	500,000	499,994
Federal Home Loan Mortgage Corp. 0.210% 11/16/09	555,000	554,951
Federal Home Loan Mortgage Corp. 0.200% 1/05/10	565,000	564,796
Federal Home Loan Mortgage Corp. 0.180% 1/06/10	300,000	299,901
Federal Home Loan Mortgage Corp. 0.220% 1/20/10	200,000	199,902
Federal Home Loan Mortgage Corp. 0.150% 2/08/10	660,000	659,728
Federal Home Loan Mortgage Corp. 0.170% 3/24/10	900,000	899,392
Federal Home Loan Mortgage Corp. 0.230% 4/06/10	5,045,000	5,039,972
Federal Home Loan Mortgage Corp. 0.190% 4/20/10	760,000	759,318
Federal Home Loan Mortgage Corp. 0.300% 5/11/10	100,000	99,841
Federal Home Loan Mortgage Corp. 0.240% 5/17/10	1,825,000	1,822,603
Federal Home Loan Mortgage Corp. 0.400% 7/06/10	1,890,000	1,884,813
Federal National Mortgage Association 0.200% 1/04/10	550,000	549,804
Federal National Mortgage Association 0.290% 2/03/10	6,735,000	6,729,900
Federal National Mortgage Association 0.250% 2/23/10	400,000	399,683
Federal National Mortgage Association 0.250% 3/03/10	293,000	292,752
Federal National Mortgage Association 0.190% 4/21/10	4,465,000	4,460,970
U.S. Treasury Bills – 2.3%
U.S. Treasury Bill 0.266% 11/19/09	4,467,000	4,466,407
U.S. Treasury Bill 0.460% 6/03/10	4,030,000	4,018,992
U.S. Treasury Bill 0.475% 6/03/10	3,010,000	3,001,510
United States Cash Management Bill 0.440% 6/10/10	6,240,000	6,223,164
Time Deposits – 0.0%
Euro Time Deposit, 0.010%, due 11/02/09	4,957	4,957
TOTAL SHORT-TERM INVESTMENTS (Cost $775,914,436)		775,914,436
TOTAL INVESTMENTS – 101.1% (Cost $775,914,436) (b)		775,914,436
Other Assets/ (Liabilities) – (1.1)%		(8,081,931)
NET ASSETS – 100.0%		$767,832,505

Notes to Portfolio of Investments
FRN	Floating Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2009 these securities amounted to a value of $503,610,971 or 65.59% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 0.1%
PREFERRED STOCK – 0.1%
Investment Companies – 0.1%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $550,000) (a) (b) (c) (d)	5,500	$424,485
TOTAL PREFERRED STOCK (Cost $550,000)		424,485
TOTAL EQUITIES (Cost $550,000)		424,485
	Principal Amount
BONDS & NOTES – 76.3%
CORPORATE DEBT – 39.7%
Advertising – 0.1%
Interpublic Group of Companies, Inc. (b) 10.000% 7/15/17	$550,000	591,250
Aerospace & Defense – 0.1%
Goodrich Corp. 6.125% 3/01/19	185,000	201,208
Agriculture – 1.0%
Altria Group, Inc. 9.700% 11/10/18	1,130,000	1,391,219
BAT International Finance PLC (b) 8.125% 11/15/13	1,085,000	1,241,852
Cargill, Inc. (b) 5.200% 1/22/13	1,200,000	1,275,569
		3,908,640
Banks – 3.9%
Bank of America Corp. 2.100% 4/30/12	1,500,000	1,524,863
Bank of America Corp. 5.750% 12/01/17	1,500,000	1,525,212
Bank of America Corp. 7.375% 5/15/14	1,100,000	1,231,627
Barclays Bank PLC 5.200% 7/10/14	1,090,000	1,162,292
Barclays Bank PLC 6.750% 5/22/19	380,000	427,295
Capital One Financial Corp. 7.375% 5/23/14	270,000	306,446
Citibank NA FRN 0.433% 3/30/11	750,000	751,904
Citigroup, Inc. 5.500% 10/15/14	320,000	328,178
Citigroup, Inc. 6.375% 8/12/14	585,000	620,611
Credit Suisse New York 5.500% 5/01/14	760,000	824,143
HSBC Finance Corp. 6.375% 10/15/11	175,000	187,308
PNC Funding Corp. FRN 0.490% 4/01/12	1,000,000	1,004,568
State Street Bank and Trust Co. FRN 0.499% 9/15/11	1,100,000	1,104,533
State Street Corp. 2.150% 4/30/12	450,000	458,007
Union Bank NA FRN 0.495% 3/16/12	1,250,000	1,256,210
Wachovia Bank NA 7.800% 8/18/10	600,000	629,927
Wells Fargo & Co. FRN 0.519% 6/15/12	1,000,000	1,006,006
Wells Fargo & Co. 5.625% 12/11/17	865,000	899,688
		15,248,818
Beverages – 0.6%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	435,000	448,680
Foster's Finance Corp. (b) 6.875% 6/15/11	1,000,000	1,067,402
PepsiCo, Inc. 7.900% 11/01/18	500,000	628,374
		2,144,456
Building Materials – 0.6%
CRH America, Inc. 5.300% 10/15/13	425,000	441,453
CRH America, Inc. 8.125% 7/15/18	725,000	837,160
Trane US, Inc. 7.625% 2/15/10	900,000	913,201
		2,191,814
Chemicals – 1.7%
Airgas, Inc. 4.500% 9/15/14	425,000	435,420
Airgas, Inc. (b) 7.125% 10/01/18	320,000	330,400
Ashland, Inc. (b) 9.125% 6/01/17	250,000	270,000
Cytec Industries, Inc. 8.950% 7/01/17	125,000	146,322
The Dow Chemical Co. 4.850% 8/15/12	325,000	338,359
The Dow Chemical Co. 5.900% 2/15/15	860,000	889,668
The Dow Chemical Co. 7.600% 5/15/14	525,000	583,306
The Dow Chemical Co. 8.550% 5/15/19	450,000	513,730
Ecolab, Inc. 4.875% 2/15/15	1,400,000	1,482,085
Praxair, Inc. 5.250% 11/15/14	1,250,000	1,387,196
Valspar Corp. 7.250% 6/15/19	175,000	190,258
		6,566,744
Commercial Services – 1.0%
Deluxe Corp. 7.375% 6/01/15	180,000	176,400
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	650,000	655,205
Equifax, Inc. 6.300% 7/01/17	800,000	796,828
ERAC USA Finance Co. (b) 5.800% 10/15/12	1,000,000	1,056,360
ERAC USA Finance Co. (b) 7.950% 12/15/09	1,155,000	1,161,924
		3,846,717
Computers – 0.5%
Electronic Data Systems Corp. Series B 6.000% 8/01/13	475,000	526,211
EMC Corp. 1.750% 12/01/13	400,000	480,000
International Business Machines Corp. 7.625% 10/15/18	800,000	989,765
		1,995,976

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial – 8.3%
American Express Co. 7.250% 5/20/14	$545,000	$620,033
American Express Co. 8.125% 5/20/19	475,000	568,445
American Express Credit Corp. 7.300% 8/20/13	860,000	965,844
American General Finance Corp. 5.900% 9/15/12	500,000	389,416
American General Finance Corp. 6.900% 12/15/17	925,000	643,752
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,000,000	1,143,815
Citigroup, Inc. 2.125% 4/30/12	1,200,000	1,222,988
Citigroup, Inc. 5.500% 2/15/17	840,000	815,111
Citigroup, Inc. 6.500% 8/19/13	720,000	771,803
Eaton Vance Corp. 6.500% 10/02/17	575,000	610,279
GATX Financial Corp. 5.125% 4/15/10	1,975,000	1,991,396
General Electric Capital Corp. FRN 1.239% 12/09/11	1,375,000	1,403,212
General Electric Capital Corp. 3.500% 8/13/12	590,000	606,375
General Electric Capital Corp. 5.900% 5/13/14	485,000	530,807
The Goldman Sachs Group, Inc. 1.625% 7/15/11	3,750,000	3,790,409
The Goldman Sachs Group, Inc. 5.150% 1/15/14	250,000	264,111
The Goldman Sachs Group, Inc. 5.625% 1/15/17	275,000	281,486
The Goldman Sachs Group, Inc. 6.000% 5/01/14	675,000	742,071
The Goldman Sachs Group, Inc. 6.150% 4/01/18	385,000	410,262
Ingersoll-Rand Global Holding Co. 9.500% 4/15/14	350,000	419,965
International Lease Finance Corp. 5.625% 9/20/13	300,000	227,886
John Deere Capital Corp. FRN 0.837% 2/26/10	750,000	751,095
JP Morgan Chase & Co. FRN 0.487% 2/23/11	500,000	500,940
JP Morgan Chase & Co. FRN 0.529% 6/15/12	1,350,000	1,359,893
JP Morgan Chase & Co. 2.625% 12/01/10	1,500,000	1,530,561
Lazard Group LLC 6.850% 6/15/17	650,000	658,041
Lazard Group LLC 7.125% 5/15/15	805,000	826,448
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,800,000	1,882,280
Morgan Stanley FRN 0.500% 3/13/12	1,250,000	1,256,489
Morgan Stanley FRN 0.744% 2/10/12	1,500,000	1,509,871
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	550,000	731,616
SLM Corp. 5.000% 10/01/13	1,100,000	913,995
Textron Financial Corp. 5.125% 11/01/10	1,130,000	1,130,914
Toyota Motor Credit Corp. FRN 0.384% 7/19/10	800,000	799,818
		32,271,427
Electric – 3.6%
Allegheny Energy Supply 7.800% 3/15/11	300,000	318,667
Allegheny Energy Supply (b) 8.250% 4/15/12	975,000	1,071,613
Ameren Corp. 8.875% 5/15/14	545,000	611,171
Carolina Power & Light Co. 5.125% 9/15/13	780,000	843,305
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	250,000	281,729
Entergy Gulf States, Inc. 5.250% 8/01/15	665,000	663,649
Kansas Gas & Electric Co. 5.647% 3/29/21	464,999	470,616
Kiowa Power Partners LLC (b) 4.811% 12/30/13	273,430	273,017
MidAmerican Funding LLC 6.750% 3/01/11	1,000,000	1,054,556
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	529,869	540,466
Monongahela Power 6.700% 6/15/14	500,000	544,494
Monongahela Power 7.360% 1/15/10	700,000	706,103
Nevada Power Co. Series L 5.875% 1/15/15	650,000	705,399
NRG Energy, Inc. 8.500% 6/15/19	400,000	405,000
Pacific Gas & Electric Co. 4.800% 3/01/14	950,000	1,011,334
PPL Energy Supply LLC 6.300% 7/15/13	600,000	648,255
Tampa Electric Co. 6.375% 8/15/12	750,000	811,577
Tenaska Oklahoma (b) 6.528% 12/30/14	307,305	277,933
TransAlta Corp. 5.750% 12/15/13	1,250,000	1,294,301
TransAlta Corp. 6.650% 5/15/18	300,000	306,007
Tri-State Generation & Transmission Association Series 2003, Class A (b) 6.040% 1/31/18	533,484	540,285
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	476,915
		13,856,392
Electronics – 0.2%
Arrow Electronics, Inc. 6.000% 4/01/20	785,000	779,559

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Entertainment – 0.1%
International Game Technology 7.500% 6/15/19	$180,000	$198,937
Environmental Controls – 0.3%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	590,000	619,808
Waste Management, Inc. 6.100% 3/15/18	435,000	463,068
		1,082,876
Foods – 0.7%
Delhaize Group 6.500% 6/15/17	1,180,000	1,291,842
Kellogg Co. 5.125% 12/03/12	855,000	929,961
The Kroger Co. 7.500% 1/15/14	260,000	300,030
Sara Lee Corp. 3.875% 6/15/13	60,000	61,769
		2,583,602
Forest Products & Paper – 0.5%
International Paper Co. 9.375% 5/15/19	430,000	520,553
Rock-Tenn Co. 5.625% 3/15/13	180,000	176,400
Rock-Tenn Co. 8.200% 8/15/11	650,000	676,000
Rock-Tenn Co. 9.250% 3/15/16	175,000	187,250
Verso Paper Holdings LLC (b) 11.500% 7/01/14	200,000	213,000
		1,773,203
Gas – 0.3%
Florida Gas Transmission Co. (b) 7.900% 5/15/19	685,000	811,821
Southwest Gas Corp. 8.375% 2/15/11	375,000	401,433
		1,213,254
Hand & Machine Tools – 0.5%
Black & Decker Corp. 8.950% 4/15/14	750,000	885,120
Kennametal, Inc. 7.200% 6/15/12	950,000	1,001,312
		1,886,432
Health Care — Products – 0.4%
Beckman Coulter, Inc. 6.000% 6/01/15	295,000	325,065
Beckman Coulter, Inc. 7.000% 6/01/19	235,000	269,631
Covidien International Finance SA 5.450% 10/15/12	600,000	652,298
Medtronic, Inc. 1.625% 4/15/13	325,000	316,063
		1,563,057
Health Care — Services – 0.2%
Roche Holdings, Inc. (b) 5.000% 3/01/14	500,000	541,525
Roche Holdings, Inc. (b) 6.000% 3/01/19	110,000	122,712
		664,237
Holding Company — Diversified – 0.2%
Hutchison Whampoa International. (b) 5.750% 9/11/19	380,000	384,470
Leucadia National Corp. 7.000% 8/15/13	460,000	464,600
		849,070
Home Builders – 0.0%
D.R. Horton, Inc. 4.875% 1/15/10	170,000	170,000
Housewares – 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	140,000	141,383
Whirlpool Corp. 8.600% 5/01/14	135,000	154,109
		295,492
Insurance – 0.8%
Aflac, Inc. 8.500% 5/15/19	170,000	199,621
Metropolitan Life Global Funding I (b) 2.875% 9/17/12	465,000	466,636
Principal Financial Group, Inc. 8.875% 5/15/19	175,000	203,025
Prudential Financial, Inc. 3.625% 9/17/12	480,000	487,813
Prudential Financial, Inc. 4.750% 9/17/15	640,000	642,279
Prudential Financial, Inc. 5.800% 6/15/12	1,000,000	1,051,922
		3,051,296
Investment Companies – 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	335,000	332,290
Iron & Steel – 0.5%
ArcelorMittal 9.000% 2/15/15	1,290,000	1,489,266
ArcelorMittal 9.850% 6/01/19	165,000	194,459
Reliance Steel & Aluminum Co. 6.200% 11/15/16	445,000	444,564
		2,128,289
Lodging – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	250,000	248,750
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	565,000	587,600
		836,350
Machinery — Diversified – 0.4%
Briggs & Stratton Corp. 8.875% 3/15/11	855,000	899,887
Roper Industries, Inc. 6.625% 8/15/13	720,000	784,408
		1,684,295
Manufacturing – 1.1%
Bombardier, Inc. (b) 6.750% 5/01/12	330,000	337,425
Cooper US, Inc. 6.100% 7/01/17	750,000	831,358
General Electric Co. 5.250% 12/06/17	1,000,000	1,040,343
Illinois Tool Works, Inc. (b) 5.150% 4/01/14	1,320,000	1,450,069
Tyco Electronics Group SA 6.000% 10/01/12	375,000	399,413
Tyco Electronics Group SA 6.550% 10/01/17	325,000	341,062
		4,399,670
Media – 2.2%
CBS Corp. 6.625% 5/15/11	650,000	680,804

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Comcast Corp. 5.500% 3/15/11	$1,860,000	$1,956,117
Cox Communications, Inc. 4.625% 1/15/10	2,865,000	2,883,749
McGraw-Hill Cos., Inc. 5.375% 11/15/12	750,000	794,578
Rogers Communications, Inc. 5.500% 3/15/14	260,000	279,893
Scholastic Corp. 5.000% 4/15/13	575,000	534,750
Thomson Corp. 5.700% 10/01/14	930,000	1,026,402
Time Warner Cable, Inc. 7.500% 4/01/14	460,000	529,490
		8,685,783
Metal Fabricate & Hardware – 0.3%
Timken Co. 5.750% 2/15/10	920,000	928,685
Timken Co. 6.000% 9/15/14	335,000	349,428
		1,278,113
Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,080,000	1,161,000
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	480,000	517,302
Teck Resources Ltd. (b) 9.750% 5/15/14	300,000	336,750
Teck Resources Ltd. (b) 10.250% 5/15/16	500,000	576,250
Teck Resources Ltd. (b) 10.750% 5/15/19	325,000	378,625
Vale Overseas Ltd. 6.250% 1/23/17	535,000	559,289
		3,529,216
Office Equipment/Supplies – 0.1%
Xerox Corp. 5.500% 5/15/12	280,000	295,113
Office Furnishings – 0.3%
Steelcase, Inc. 6.500% 8/15/11	1,010,000	1,014,767
Oil & Gas – 1.3%
Cenovus Energy, Inc. (b) 4.500% 9/15/14	650,000	667,419
Devon Energy Corp. 6.300% 1/15/19	215,000	238,060
Marathon Oil Corp. 6.500% 2/15/14	520,000	578,421
Morgan Stanley Bank AG for OAO Gazprom (b) 9.625% 3/01/13	455,000	502,775
Noble Holding International Ltd. 7.375% 3/15/14	735,000	791,025
The Premcor Refining Group, Inc. 6.750% 5/01/14	320,000	329,898
Shell International Finance 5.625% 6/27/11	100,000	107,534
Tesoro Corp. 6.500% 6/01/17	400,000	358,000
Transocean, Inc. 1.500% 12/15/37	400,000	391,500
XTO Energy, Inc. 4.900% 2/01/14	1,000,000	1,051,064
		5,015,696
Oil & Gas Services – 0.1%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	220,000	203,500
Packaging & Containers – 0.5%
Packaging Corp. of America 5.750% 8/01/13	1,400,000	1,451,006
Pactiv Corp. 5.875% 7/15/12	280,000	298,286
Pactiv Corp. 6.400% 1/15/18	200,000	206,680
		1,955,972
Pharmaceuticals – 0.9%
Abbott Laboratories 5.600% 11/30/17	1,660,000	1,820,040
Express Scripts, Inc. 6.250% 6/15/14	900,000	988,869
Pfizer, Inc. FRN 2.249% 3/15/11	750,000	770,433
		3,579,342
Pipelines – 1.8%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	140,000	150,844
DCP Midstream LLC (b) 9.750% 3/15/19	465,000	555,513
Enbridge, Inc. 5.800% 6/15/14	1,360,000	1,494,034
Enogex LLC (b) 6.875% 7/15/14	930,000	970,915
Enterprise Products Operating LP 7.500% 2/01/11	210,000	223,170
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	275,000	279,919
Kinder Morgan Energy Partners LP 6.000% 2/01/17	175,000	184,550
Magellan Midstream Partners LP 6.550% 7/15/19	330,000	363,816
Plains All American Pipeline Co. 5.625% 12/15/13	685,000	712,568
Plains All American Pipeline LP 4.250% 9/01/12	800,000	822,030
Southern Natural Gas Co. (b) 5.900% 4/01/17	420,000	429,010
Texas Eastern Transmission LP (b) 6.000% 9/15/17	275,000	296,513
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	600,000	688,781
		7,171,663
Real Estate Investment Trusts (REITS) – 0.0%
Senior Housing Properties Trust 8.625% 1/15/12	175,000	178,500
Retail – 0.2%
J.C. Penney Corp., Inc. 7.950% 4/01/17	200,000	211,500
Lowe's Cos., Inc. 5.600% 9/15/12	425,000	471,618
Nordstrom, Inc. 6.750% 6/01/14	150,000	167,150
		850,268
Savings & Loans – 0.2%
Glencore Funding LLC (b) 6.000% 4/15/14	665,000	652,276
Software – 0.4%
Fiserv, Inc. 6.125% 11/20/12	1,500,000	1,648,283

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecommunications – 2.2%
AT&T, Inc. 4.850% 2/15/14	$1,000,000	$1,067,989
British Telecom PLC STEP 9.125% 12/15/10	1,125,000	1,211,501
CenturyTel, Inc. 6.150% 9/15/19	235,000	235,978
Embarq Corp. 7.082% 6/01/16	35,000	38,236
Qwest Corp. 7.875% 9/01/11	1,900,000	1,961,750
Qwest Corp. 8.875% 3/15/12	400,000	421,000
Rogers Communications, Inc. 6.375% 3/01/14	450,000	497,694
Telecom Italia Capital 6.175% 6/18/14	535,000	580,369
Verizon Communications, Inc. 8.750% 11/01/18	540,000	674,439
Verizon New England, Inc. 6.500% 9/15/11	500,000	539,504
Verizon Wireless Capital LLC (b) 7.375% 11/15/13	735,000	849,593
Vodafone Group PLC 7.750% 2/15/10	300,000	305,963
		8,384,016
Transportation – 0.1%
Canadian National Railway Co. 5.850% 11/15/17	245,000	272,099
Trucking & Leasing – 0.2%
GATX Corp. 8.750% 5/15/14	695,000	788,984
TOTAL CORPORATE DEBT (Cost $143,319,660)		153,818,942
MUNICIPAL OBLIGATIONS – 0.1%
State of California 5.950% 4/01/16	245,000	251,027
TOTAL MUNICIPAL OBLIGATIONS (Cost $246,240)		251,027
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 8.7%
Automobile ABS – 1.4%
Bank of America Auto Trust, Series 2009-1A, Class A2 (b) 1.700% 12/15/11	750,000	754,506
BMW Vehicle Lease Trust, Series 2009-1, Class A1 0.792% 6/15/10	172,584	172,598
BMW Vehicle Lease Trust, Series 2009-1, Class A2 2.040% 4/15/11	765,000	770,242
CarMax Auto Owner Trust, Series 2009-2, Class A2 0.930% 6/15/12	500,000	499,966
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.295% 3/15/11	280,467	280,270
Nissan Auto Lease Trust, Series 2009-A, Class A1 1.043% 6/15/10	303,914	304,080
Nissan Auto Lease Trust, Series 2009-A, Class A2 2.010% 4/15/11	575,000	579,419
USAA Auto Owner Trust, Series 2006-1, Class A4 5.040% 12/15/11	728,435	735,791
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	1,225,000	1,238,936
		5,335,808
Commercial MBS – 3.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.744% 2/10/51	2,000,000	1,773,295
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	1,530,000	1,509,017
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	1,000,000	1,008,737
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	642,323
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,600,000	1,578,640
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	1,125,000	1,002,479
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.216% 1/15/18	1,350,000	701,520
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 7/10/13	500,000	501,467
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	975,000	944,120
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	794,321
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	825,000	703,497

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$2,050,000	$2,075,603
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.068% 8/15/39	750,000	759,157
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,131,539
		15,125,715
Credit Card ABS – 0.6%
Chase Issuance Trust, Series 2008-A7, Class A7 FRN 0.895% 11/15/11	575,000	575,136
Chase Issuance Trust, Series 2009-A4, Class A4 FRN 0.995% 6/15/12	1,175,000	1,178,094
Chase Issuance Trust, Series 2009-A5, Class A5 FRN 1.045% 6/15/12	750,000	752,207
		2,505,437
Home Equity ABS – 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	3,112	3,053
Student Loans ABS – 1.5%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $788,563), Series 2005-2A, Class 2B1 FRN (c) 1.292% 9/20/10	775,000	757,562
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (b) (c) 0.892% 6/20/14	1,600,000	738,615
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $460,575), Series 2005-1A, Class B2 FRN (b) (c) 2.892% 9/20/10	460,000	411,809
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $581,469), Series 2005-1A, Class A7 FRN (b) (c) 2.292% 9/20/10	575,000	555,204
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	474,479	474,019
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (b) (d) 0.682% 7/27/20	1,000,000	1,000,000
SLM Student Loan Trust, Series 2003-2, Class A8 FRN 1.120% 9/15/28	275,000	258,500
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.744% 12/15/16	475,000	470,250
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	650,000	598,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.692% 10/28/28	419,166	418,641
		5,682,600
WL Collateral CMO – 1.3%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.325% 7/20/36	476,273	403,827
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.931% 8/25/34	360,531	323,031
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.841% 9/25/33	47,392	36,906
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.969% 2/25/34	60,435	47,119
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.870% 8/25/34	91,881	82,609
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.435% 1/19/38	1,067,912	586,459
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	1,293,375	702,385
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 4.231% 8/25/34	171,291	118,478
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	413,386	217,866
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 3.924% 2/25/34	548,158	496,318
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.992% 7/25/33	12,352	11,445
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 4.974% 2/25/34	24,099	21,026

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 4.236% 2/25/34	$1,384	$1,129
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	1,937,158	973,016
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.434% 4/25/46	1,289,497	648,129
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.941% 3/25/34	111,405	93,702
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	186,446	153,622
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 2.158% 4/25/44	308,605	132,259
		5,049,326
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.863% 6/25/32	96,348	78,570
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $38,919,215)		33,780,509
SOVEREIGN DEBT OBLIGATIONS – 0.4%
Brazilian Government International Bond 5.875% 1/15/19	711,000	753,660
Colombia Government International Bond 7.375% 3/18/19	356,000	403,170
Poland Government International Bond 6.375% 7/15/19	380,000	419,425
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,429,858)		1,576,255
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 22.8%
Pass-Through Securities – 22.8%
Federal Home Loan Mortgage Corp.
Pool #1Q0239 4.929% 3/01/37	1,552,495	1,603,812
Pool #G11723 5.500% 7/01/20	271,145	291,651
Pool #A56828 5.500% 2/01/37	1,661,325	1,753,866
Pool #A69653 5.500% 12/01/37	1,383,118	1,459,298
Pool #E00856 7.500% 6/01/15	17,126	18,484
Federal National Mortgage Association
Pool #775539 3.768% 5/01/34	698,540	722,428
Pool #725692 3.922% 10/01/33	580,531	598,983
Pool #888586 4.063% 10/01/34	1,292,957	1,338,394
Pool #684154 5.500% 2/01/18	57,562	61,969
Pool #702331 5.500% 5/01/18	627,452	675,491
Pool #725796 5.500% 9/01/19	4,333,829	4,664,284
Pool #844564 5.500% 12/01/20	976,888	1,047,102
Pool #745525 5.500% 5/01/21	5,906,189	6,330,696
Pool #826713 5.500% 8/01/35	5,215,253	5,539,577
Pool #826735 5.500% 8/01/35	771,184	819,142
Pool #912449 5.500% 3/01/37	575,380	608,554
Pool #918516 5.500% 6/01/37	3,500,718	3,690,523
Pool #960211 5.500% 8/01/37	968,949	1,021,485
Pool #965490 5.500% 12/01/37	1,630,642	1,718,799
Government National Mortgage Association
Pool #658710 6.000% 5/15/37	328,192	349,499
Pool #608502 6.000% 7/15/37	37,371	39,797
Pool #671330 6.000% 7/15/37	2,603,183	2,772,186
Pool #502124 7.500% 8/15/29	13,385	14,704
Pool #507545 7.500% 8/15/29	38,765	42,595
Government National Mortgage Association TBA
Pool #4219 5.000% 5/10/36 (e)	38,883,000	40,395,790
Pool #20557 6.000% 5/10/36 (e)	9,586,000	10,179,134
Pool #10260 6.000% 5/10/36 (e)	455,000	481,802
		88,240,045
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $85,935,980)		88,240,045
U.S. TREASURY OBLIGATIONS – 4.6%
U.S. Treasury Bonds & Notes – 4.6%
U.S. Treasury Note 2.500% 3/31/13	185,000	190,434
U.S. Treasury Note 3.500% 2/15/18	10,690,000	10,895,449
U.S. Treasury Note 4.250% 8/15/15	1,890,000	2,059,509
U.S. Treasury Note 4.875% 5/31/11	4,245,000	4,528,719
		17,674,111
TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,658,699)		17,674,111
TOTAL BONDS & NOTES (Cost $287,509,652)		295,340,889
TOTAL LONG-TERM INVESTMENTS (Cost $288,059,652)		295,765,374
SHORT-TERM INVESTMENTS – 38.1%
Commercial Paper – 38.1% (f)
AGL Capital Corp. (b) 0.300% 11/20/09	2,300,000	2,299,636
AGL Capital Corp. (b) 0.400% 11/20/09	5,900,000	5,898,754
BMW US Capital LLC (b) 0.280% 11/16/09	3,378,000	3,377,606
Cadbury Schweppes Financial (b) 0.410% 12/16/09	5,800,000	5,797,027

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cadbury Schweppes Financial (b) 0.420% 12/11/09	$2,285,000	$2,283,934
Citigroup Funding, Inc. 0.320% 1/06/10	3,185,000	3,183,131
Citigroup Funding, Inc. 0.330% 1/14/10	4,800,000	4,796,744
Devon Energy Corp. (b) 0.360% 1/13/10	6,685,000	6,680,120
Duke Energy Corp. (b) 0.280% 11/19/09	4,000,000	3,999,440
Duke Energy Corp. (b) 0.370% 12/09/09	4,000,000	3,998,438
Eaton Corp. (b) 0.350% 12/08/09	7,000,000	6,997,482
Elsevier Financial SA (b) 0.350% 11/03/09	7,725,000	7,724,850
Equifax, Inc. (b) 0.300% 11/05/09	2,000,000	1,999,933
Equifax, Inc. (b) 0.420% 11/24/09	4,000,000	3,998,927
HSBC Finance Corp. 0.500% 11/16/09	3,530,000	3,529,265
Kraft Foods, Inc. 0.400% 11/18/09	4,000,000	3,999,244
Kraft Foods, Inc. 0.440% 12/15/09	1,275,000	1,274,314
Kraft Foods, Inc. 0.480% 12/15/09	3,000,000	2,998,240
Lincoln National Corp. (b) 0.290% 12/22/09	3,850,000	3,848,418
Lincoln National Corp. (b) 0.290% 1/05/10	2,000,000	1,998,953
Precision Castparts Corp. (b) 0.400% 11/30/09	6,000,000	5,998,067
Progress Energy, Inc. (b) 0.450% 1/12/10	3,710,000	3,706,661
Progress Energy, Inc. (b) 0.450% 1/20/10	4,500,000	4,495,500
Public Service Entertainment (b) 0.270% 11/23/09	4,990,000	4,989,177
Sabmiller PLC 1.000% 11/13/09	7,500,000	7,497,500
Time Warner Cable, Inc. (b) 0.300% 11/10/09	2,910,000	2,909,782
Time Warner Cable, Inc. (b) 0.350% 11/12/09	4,000,000	3,999,572
Time Warner Cable, Inc. (b) 0.350% 11/17/09	1,300,000	1,299,798
Transocean Ltd. (b) 0.270% 11/02/09	5,830,000	5,829,956
Transocean Ltd. (b) 0.330% 11/12/09	2,055,000	2,054,793
Wellpoint, Inc. (b) 0.380% 1/15/10	1,000,000	999,208
Wellpoint, Inc. (b) 0.400% 1/15/10	2,000,000	1,998,333
Wellpoint, Inc. (b) 0.550% 12/02/09	5,470,000	5,467,409
Xcel Energy, Inc. (b) 0.300% 11/18/09	8,155,000	8,153,845
XTO Energy, Inc. 0.280% 11/25/09	7,234,000	7,232,650
Time Deposits – 0.0%
Euro Time Deposit, 0.010% 11/02/09	3,315	3,315
TOTAL SHORT-TERM INVESTMENTS (Cost $147,320,022)		147,320,022
TOTAL INVESTMENTS – 114.5% (Cost $435,379,674) (g)		443,085,396
Other Assets/ (Liabilities) – (14.5)%		(56,154,045)
NET ASSETS – 100.0%		$386,931,351

Notes to Portfolio of Investments
ABS	Asset Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
CSO	Collateralized Synthetic Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $138,175,119 or 35.71% of net assets.
(c)	Restricted security. (Note 2).
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

October 31, 2009

	Principal Amount	Value
BONDS & NOTES – 117.1%
CORPORATE DEBT – 5.0%
Chemicals – 0.6%
The Dow Chemical Co. FRN 2.718% 8/08/11	$1,000,000	$1,013,867
Praxair, Inc. FRN 0.477% 5/26/10	680,000	680,575
		1,694,442
Computers – 0.4%
Hewlett-Packard Co. FRN 1.430% 5/27/11	1,000,000	1,014,864
Cosmetics & Personal Care – 0.4%
Procter & Gamble International Funding SCA FRN 0.478% 5/07/10	1,000,000	999,051
Diversified Financial – 1.6%
American Honda Finance Corp. (a) 2.848% 6/02/11	1,000,000	1,027,393
General Electric Capital Corp. 3.500% 8/13/12	575,000	590,959
The Goldman Sachs Group, Inc. FRN 0.583% 6/28/10	650,000	650,641
John Deere Capital Corp. FRN 0.837% 2/26/10	500,000	500,730
JP Morgan Chase & Co. FRN 0.454% 1/17/11	650,000	646,962
National Rural Utilities Cooperative Finance Corp. 2.625% 9/16/12	250,000	252,168
Toyota Motor Credit Corp. FRN 0.384% 7/19/10	525,000	524,880
		4,193,733
Foods – 0.4%
General Mills, Inc. 6.000% 2/15/12	500,000	544,109
Kellogg Co, Series B 6.600% 4/01/11	500,000	537,772
		1,081,881
Insurance – 0.1%
Metropolitan Life Global Funding I (a) 2.875% 9/17/12	250,000	250,880
Oil & Gas – 0.3%
Shell International Finance BV 1.300% 9/22/11	750,000	754,031
Pharmaceuticals – 0.6%
Merck & Co., Inc. 1.875% 6/30/11	1,000,000	1,012,640
Wyeth VRN 6.950% 3/15/11	500,000	538,666
		1,551,306
Telecommunications – 0.6%
Cellco Partnership/Verizon Wireless Capital LLC FRN (a) 3.025% 5/20/11	1,000,000	1,032,737
Telefonica Emisiones SAU FRN 0.809% 2/04/13	725,000	710,929
		1,743,666
TOTAL CORPORATE DEBT (Cost $13,123,198)		13,283,854
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 9.2%
Automobile ABS – 3.4%
Bank of America Auto Trust, Series 2009-2A, Class A2 (a) 1.160% 2/15/12	1,375,000	1,378,212
Bank of America Auto Trust, Series 2009-1A, Class A2 (a) 1.700% 12/15/11	475,000	477,854
BMW Vehicle Lease Trust, Series 2009-1, Class A1 0.792% 1/15/10	115,556	115,566
BMW Vehicle Lease Trust, Series 2009-1, Class A2 2.040% 4/15/11	525,000	528,597
CarMax Auto Owner Trust, Series 2009-2, Class A2 1.000% 6/15/12	650,000	649,956
Harley-Davidson Motorcycle Trust, Series 2007-2, Class A3 5.100% 5/15/12	708,832	717,329
Honda Auto Receivables Owner Trust, Series 2007-3, Class A3 FRN 0.425% 1/15/10	125,807	125,766
Honda Auto Receivables Owner Trust, Series 2009-3, Class A2 1.500% 8/15/11	700,000	703,392
Honda Auto Receivables Owner Trust, Series 2007-1, Class A3 5.100% 3/18/11	2,261	2,282
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.295% 3/15/11	189,728	189,594
Nissan Auto Lease Trust, Series 2009-A, Class A1 1.043% 6/15/10	203,490	203,601
Nissan Auto Lease Trust, Series 2009-A, Class A2 2.010% 4/15/11	385,000	387,959
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4 5.220% 11/15/11	69,985	70,852
USAA Auto Owner Trust, Series 2008-3, Class A2 3.580% 3/15/11	432,581	433,874

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
USAA Auto Owner Trust, Series 2008-1, Class A3 4.160% 4/16/12	$371,983	$377,964
USAA Auto Owner Trust, Series 2008-3, Class A3 4.280% 10/15/12	150,000	154,095
USAA Auto Owner Trust, Series 2008-2, Class A3 4.640% 10/15/12	188,000	193,074
USAA Auto Owner Trust, Series 2006-1, Class A4 5.040% 12/15/11	528,116	533,449
Volkswagen Auto Lease Trust, Series 2009-A, Class A1 1.452% 5/17/10	163,988	164,111
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	1,450,000	1,466,496
		8,874,023
Credit Card ABS – 1.4%
Chase Issuance Trust, Series 2005-A8, Class A8 FRN 0.285% 10/15/12	350,000	349,408
Chase Issuance Trust, Series 2005-A13, Class A13 FRN 0.285% 2/15/13	500,000	498,308
Chase Issuance Trust, Series 2008-A7, Class A7 FRN 0.895% 11/15/11	550,000	550,130
Chase Issuance Trust, Series 2009-A4, Class A4 FRN 0.995% 6/15/12	1,750,000	1,754,609
Chase Issuance Trust, Series 2009-A5, Class A5 FRN 1.045% 6/15/12	550,000	551,618
		3,704,073
Student Loans ABS – 4.4%
Nelnet Student Loan Corp., Series 2004-2A, Class A2 FRN 0.423% 11/25/13	93,465	93,469
SLC Student Loan Trust, Series 2006-1, Class A2 FRN 0.299% 6/15/15	482,890	482,086
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	585,191	584,623
SLM Student Loan Trust, Series 2007-3, Class A1 FRN 0.272% 10/27/14	132,373	132,190
SLM Student Loan Trust, Series 2006-5, Class A2 FRN 0.272% 7/25/17	829,006	828,552
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.272% 10/25/18	97,170	96,794
SLM Student Loan Trust, Series 2007-1, Class A2 FRN 0.282% 1/25/16	459,038	458,023
SLM Student Loan Trust, Series 2006-8, Class A2 FRN 0.282% 10/25/16	71,148	71,000
SLM Student Loan Trust, Series 2006-9, Class A2 FRN 0.282% 4/25/17	47,003	46,904
SLM Student Loan Trust, Series 2005-10, Class A3 FRN 0.332% 10/25/16	306,528	306,034
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.362% 4/25/17	138,249	137,740
SLM Student Loan Trust, Series 2006-3, Class A4 FRN 0.362% 7/25/19	75,000	73,906
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.372% 4/25/22	57,201	56,882
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.372% 4/25/22	265,722	264,509
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.372% 7/25/22	638,089	633,996
SLM Student Loan Trust, Series 2002-1, Class A2 FRN 0.392% 4/25/17	119,562	117,937
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.482% 1/25/16	135,000	134,274
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.499% 3/15/19	593,066	591,951
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.519% 12/15/17	841,819	839,068
SLM Student Loan Trust, Series 2008-1, Class A1 FRN 0.532% 7/25/13	463,079	462,838
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.582% 1/25/15	560,155	559,946
SLM Student Loan Trust, Series 2008-6, Class A1 FRN 0.682% 10/27/14	902,868	903,838
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (a) (d) 0.682% 7/27/20	1,300,000	1,300,000
SLM Student Loan Trust, Series 2008-3, Class A1 FRN 0.782% 1/25/14	710,354	712,271
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.782% 10/25/17	245,000	245,049

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-4, Class A1 FRN 0.962% 7/25/13	$991,176	$996,042
SLM Student Loan Trust, Series 2008-9, Class A FRN 1.782% 4/25/23	185,518	193,885
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.692% 10/28/28	275,767	275,422
		11,599,229
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,066,525)		24,177,325
U.S. TREASURY OBLIGATIONS – 102.9%
U.S. Treasury Bonds & Notes – 102.9%
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	6,207,619	6,261,982
U.S. Treasury Inflation Index (b) 0.875% 4/15/10	12,530,430	12,563,777
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	7,188,885	7,383,389
U.S. Treasury Inflation Index 1.375% 7/15/18	7,660,818	7,700,265
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	11,154,877	11,535,048
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	8,292,305	8,495,578
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	7,715,449	7,442,997
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	10,057,829	10,537,147
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	9,902,020	10,390,782
U.S. Treasury Inflation Index 1.875% 7/15/19	4,346,010	4,544,976
U.S. Treasury Inflation Index (b) 2.000% 4/15/12	5,865,092	6,127,152
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	12,269,105	12,895,596
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	12,118,343	12,790,409
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	7,714,323	8,113,249
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	9,497,478	9,593,936
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	7,528,769	8,023,910
U.S. Treasury Inflation Index (b) 2.375% 4/15/11	8,301,077	8,589,021
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	8,063,279	8,691,963
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	15,810,517	16,820,809
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	8,025,825	8,498,847
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	10,803,445	11,733,554
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	7,337,522	7,894,992
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	8,652,704	9,519,381
U.S. Treasury Inflation Index (b) 3.000% 7/15/12	13,136,627	14,116,783
U.S. Treasury Inflation Index 3.375% 1/15/12	4,648,714	4,981,533
U.S. Treasury Inflation Index 3.375% 4/15/32	3,088,107	3,827,284
U.S. Treasury Inflation Index 3.500% 1/15/11	6,211,999	6,489,482
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	9,426,547	11,698,403
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	11,309,083	14,599,359
		271,861,604
TOTAL U.S. TREASURY OBLIGATIONS (Cost $261,142,198)		271,861,604
TOTAL BONDS & NOTES (Cost $298,331,921)		309,322,783
TOTAL LONG-TERM INVESTMENTS (Cost $298,331,921)		309,322,783
SHORT-TERM INVESTMENTS – 46.8%
Commercial Paper – 46.8%
AGL Capital Corp. (a) 0.400% 11/20/09	3,075,000	3,074,350
American Express Credit Corp. 0.650% 12/02/09	3,575,000	3,572,999
Autozone, Inc. (a) 0.550% 11/20/09	3,375,000	3,374,020
Avery Dennison Corp. (a) 0.230% 11/02/09	2,450,000	2,449,984
Avery Dennison Corp. (a) 0.300% 11/18/09	743,000	742,895
Avery Dennison Corp. (a) 0.350% 11/16/09	806,000	805,883
Bemis Co., Inc. 0.250% 11/17/09	1,000,000	999,889
BG Energy Financial, Inc. (a) 0.350% 1/19/10	6,400,000	6,395,084
BMW US Capital LLC (a) 0.280% 11/24/09	2,275,000	2,274,593
Cadbury Schweppes Financial (a) 0.400% 12/09/09	3,600,000	3,598,480
Citigroup Funding, Inc. 0.300% 1/06/10	1,770,000	1,769,027
Citigroup Funding, Inc. 0.320% 1/04/10	3,900,000	3,897,781
CVS Corp. (a) 0.500% 11/12/09	3,400,000	3,399,481
Devon Energy Corp. (a) 0.380% 1/05/10	3,600,000	3,597,530
Duke Energy Corp. (a) 0.370% 1/07/10	3,900,000	3,897,314
E. ON AG (a) 0.250% 1/11/10	550,000	549,729

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
E. ON AG (a) 0.590% 11/02/09	$5,000,000	$4,999,918
Eaton Corp. (a) 0.400% 12/21/09	3,700,000	3,697,944
Elsevier Financial SA (a) 0.380% 1/14/10	3,700,000	3,697,110
Equifax, Inc. (a) 0.400% 1/25/10	3,800,000	3,796,411
Export-Import Bank of the United States 0.850% 12/01/09	5,850,000	5,845,856
H.J. Heinz Finance Co. (a) 0.310% 12/07/09	3,500,000	3,498,915
HSBC Finance Corp. 0.250% 1/21/10	4,125,000	4,122,680
Kraft Foods, Inc. 0.480% 12/15/09	3,825,000	3,822,756
Lincoln National Corp. (a) 0.290% 12/23/09	3,500,000	3,498,534
McCormick & Co. (a) 0.280% 1/26/10	5,260,000	5,256,482
Oneok, Inc. (a) 0.270% 11/12/09	475,000	474,961
Precision Castparts Corp. (a) 0.430% 12/18/09	3,600,000	3,597,979
Progress Energy, Inc. (a) 0.450% 1/06/10	1,900,000	1,898,433
Progress Energy, Inc. (a) 0.450% 1/22/10	2,000,000	1,997,950
Royal Bank of Scotland PLC (a) 0.295% 12/08/09	600,000	599,818
Royal Bank of Scotland PLC (a) 0.330% 1/20/10	3,800,000	3,797,213
Royal Bank of Scotland PLC (a) 0.530% 1/06/10	2,000,000	1,998,057
Ryder System, Inc. 0.300% 11/23/09	1,350,000	1,349,753
Sherwin Williams Co. (a) 0.270% 11/17/09	1,100,000	1,099,868
Time Warner Cable, Inc. (a) 0.350% 11/05/09	1,200,000	1,199,953
Time Warner Cable, Inc. (a) 0.350% 11/09/09	2,600,000	2,599,798
Transocean Ltd. (a) 0.330% 11/09/09	3,500,000	3,499,743
Wellpoint, Inc. (a) 0.400% 1/04/10	3,350,000	3,347,618
Wellpoint, Inc. (a) 0.400% 1/15/10	3,000,000	2,997,500
Xcel Energy, Inc. (a) 0.480% 11/09/09	3,400,000	3,399,637
XTO Energy, Inc. 0.350% 1/08/10	3,250,000	3,247,851
Repurchase Agreement – 0.0%
State Street Bank & Trust Co. Repurchase Agreement, Dated 10/30/09, 0.010%, due 11/02/09 (c)	3,607	3,607
TOTAL SHORT-TERM INVESTMENTS (Cost $123,745,384)		123,745,384
TOTAL INVESTMENTS – 163.9% (Cost $422,077,305) (e)		433,068,167
Other Assets/ (Liabilities) – (63.9)%		(168,829,138)
NET ASSETS – 100.0%		$264,239,029

Notes to Portfolio of Investments
ABS	Asset Backed Security
FRN	Floating Rate Note
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $100,580,261 or 38.06% of net assets.
(b)	All or portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $3,607. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $5,012.
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 0.1%
PREFERRED STOCK – 0.1%
Investment Companies – 0.1%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $1,250,000) (a) (b) (c) (d)	12,500	$964,739
TOTAL PREFERRED STOCK (Cost $1,250,000)		964,739
TOTAL EQUITIES (Cost $1,250,000)		964,739
	Principal Amount
BONDS & NOTES – 93.9%
CORPORATE DEBT – 36.9%
Advertising – 0.2%
Interpublic Group of Companies, Inc. (b) 10.000% 7/15/17	$1,800,000	1,935,000
Aerospace & Defense – 0.4%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	1,375,000	1,507,534
General Dynamics Corp. 5.250% 2/01/14	2,050,000	2,241,737
Goodrich Corp. 6.125% 3/01/19	595,000	647,129
		4,396,400
Agriculture – 0.3%
Cargill, Inc. (b) (e) 5.200% 1/22/13	3,875,000	4,119,024
Airlines – 0.0%
United Air Lines, Inc. (f) 10.110% 12/31/49	338,977	103,388
Banks – 2.6%
Bank of America Corp. (e) 2.100% 4/30/12	3,250,000	3,303,869
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,581,136
Bank of America Corp. 7.400% 1/15/11	121,248	128,181
Bank of America Corp. Series L (e) 5.650% 5/01/18	6,700,000	6,771,898
Barclays Bank PLC 5.200% 7/10/14	3,600,000	3,838,763
Barclays Bank PLC 6.750% 5/22/19	1,300,000	1,461,798
Capital One Financial Corp. 7.375% 5/23/14	930,000	1,055,535
Citigroup, Inc. 5.500% 10/15/14	1,025,000	1,051,195
Citigroup, Inc. 6.375% 8/12/14	2,015,000	2,137,661
Credit Suisse New York 5.500% 5/01/14	585,000	634,373
HSBC Finance Corp. 6.375% 10/15/11	669,000	716,053
HSBC Holdings PLC 6.500% 9/15/37	1,995,000	2,186,646
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	1,450,000	1,475,756
Wachovia Bank NA 6.600% 1/15/38	1,610,000	1,753,378
Wachovia Corp. 5.300% 10/15/11	1,683,000	1,788,989
Wachovia Corp. 5.750% 6/15/17	220,000	229,427
Wells Fargo & Co. 5.625% 12/11/17	1,075,000	1,118,110
		31,232,768
Beverages – 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	1,269,000	1,308,909
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	968,000	1,005,767
Anheuser-Busch InBev Worldwide, Inc. (b) 8.200% 1/15/39	1,165,000	1,469,906
The Coca-Cola Co. 5.350% 11/15/17	550,000	597,807
Foster's Finance Corp. (b) 6.875% 6/15/11	872,000	930,775
		5,313,164
Building Materials – 0.6%
CRH America, Inc. (e) 8.125% 7/15/18	2,300,000	2,655,817
Lafarge SA 6.150% 7/15/11	600,000	627,752
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,350,684
Trane US, Inc. (e) 7.625% 2/15/10	3,006,000	3,050,092
		7,684,345
Chemicals – 1.2%
Airgas, Inc. 4.500% 9/15/14	1,365,000	1,398,467
Airgas, Inc. (b) 7.125% 10/01/18	1,030,000	1,063,475
Ashland, Inc. (b) 9.125% 6/01/17	835,000	901,800
Cytec Industries, Inc. 8.950% 7/01/17	450,000	526,760
The Dow Chemical Co. 7.600% 5/15/14	170,000	188,880
The Dow Chemical Co. 8.550% 5/15/19	1,525,000	1,740,975
The Dow Chemical Co. 9.400% 5/15/39	645,000	793,414
Ecolab, Inc. (e) 4.875% 2/15/15	4,540,000	4,806,189
Ecolab, Inc. 6.875% 2/01/11	110,000	117,213
EI Du Pont de Nemours & Co. 6.000% 7/15/18	575,000	645,707
PPG Industries, Inc. 7.400% 8/15/19	400,000	457,830
Praxair, Inc. (e) 5.250% 11/15/14	545,000	604,817
Valspar Corp. 7.250% 6/15/19	650,000	706,670
		13,952,197
Commercial Services – 0.6%
Deluxe Corp. 7.375% 6/01/15	500,000	490,000
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	2,174,000	2,191,407
Equifax, Inc. 7.000% 7/01/37	1,370,000	1,316,029
ERAC USA Finance Co. (b) 6.700% 6/01/34	1,620,000	1,456,774

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ERAC USA Finance Co. (b) (e) 7.000% 10/15/37	$1,865,000	$1,800,905
ERAC USA Finance Co. (b) 7.950% 12/15/09	37,000	37,222
		7,292,337
Computers – 0.3%
Electronic Data Systems Corp. Series B 6.000% 8/01/13	1,646,000	1,823,459
EMC Corp. 1.750% 12/01/13	1,300,000	1,560,000
		3,383,459
Diversified Financial – 5.9%
American Express Co. 6.150% 8/28/17	1,060,000	1,117,791
American Express Co. 7.250% 5/20/14	715,000	813,438
American Express Co. (e) 8.125% 5/20/19	1,710,000	2,046,403
American Express Credit Corp. (e) 7.300% 8/20/13	4,125,000	4,632,680
American General Finance Corp. (e) 5.900% 9/15/12	4,480,000	3,489,167
American General Finance Corp. 6.500% 9/15/17	1,155,000	791,854
American General Finance Corp. 6.900% 12/15/17	1,315,000	915,172
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,738,599
BlackRock, Inc. 6.250% 9/15/17	1,075,000	1,175,499
Boeing Capital Corp. Ltd. 5.800% 1/15/13	580,000	637,334
Citigroup, Inc. 5.500% 2/15/17	2,495,000	2,421,073
Citigroup, Inc. 5.875% 5/29/37	2,175,000	2,001,598
Citigroup, Inc. (e) 6.500% 8/19/13	2,300,000	2,465,480
Citigroup, Inc. 7.250% 10/01/10	136,904	142,636
Citigroup, Inc. 8.125% 7/15/39	975,000	1,134,571
Eaton Vance Corp. 6.500% 10/02/17	485,000	514,757
General Electric Capital Corp. 5.900% 5/13/14	1,500,000	1,641,672
General Electric Capital Corp. (e) 6.875% 1/10/39	3,500,000	3,771,670
The Goldman Sachs Group, Inc. (e) 5.625% 1/15/17	6,240,000	6,387,170
The Goldman Sachs Group, Inc. 6.125% 2/15/33	1,439,000	1,496,297
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	447,558
The Goldman Sachs Group, Inc. 6.750% 10/01/37	1,220,000	1,284,978
HSBC Finance Corp. 5.900% 6/19/12	2,130,000	2,264,343
John Deere Capital Corp. FRN 0.837% 2/26/10	2,375,000	2,378,468
JP Morgan Chase & Co. FRN (e) 0.529% 6/15/12	4,500,000	4,532,976
Lazard Group LLC 6.850% 6/15/17	1,575,000	1,594,484
Lazard Group LLC 7.125% 5/15/15	2,407,000	2,471,130
Merrill Lynch & Co., Inc. (e) 5.450% 2/05/13	5,775,000	6,038,981
Morgan Stanley FRN 0.500% 3/13/12	2,750,000	2,764,275
Morgan Stanley 5.450% 1/09/17	1,526,000	1,538,559
SLM Corp. 5.000% 10/01/13	2,129,000	1,768,997
Textron Financial Corp. 5.125% 11/01/10	3,540,000	3,542,864
		69,962,474
Electric – 2.5%
Allegheny Energy Supply (b) 8.250% 4/15/12	2,116,000	2,325,674
Ameren Corp. 8.875% 5/15/14	1,985,000	2,226,009
Carolina Power & Light Co. 6.125% 9/15/33	37,000	40,911
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	610,000	687,418
Entergy Gulf States, Inc. (e) 5.250% 8/01/15	1,101,000	1,098,763
Kansas Gas & Electric Co. 5.647% 3/29/21	1,537,597	1,556,172
Kiowa Power Partners LLC (b) 4.811% 12/30/13	849,275	847,992
MidAmerican Energy Co. 5.125% 1/15/13	69,000	73,027
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	1,583,004	1,614,664
Monongahela Power 6.700% 6/15/14	1,667,000	1,815,341
Nevada Power Co. Series L 5.875% 1/15/15	2,193,000	2,379,909
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,080,500
NRG Energy, Inc. 8.500% 6/15/19	1,175,000	1,189,688
Oncor Electric Delivery Co. 6.800% 9/01/18	955,000	1,076,944
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	157,891
PPL Energy Supply LLC 6.300% 7/15/13	1,900,000	2,052,808
Progress Energy, Inc. 7.100% 3/01/11	79,216	84,092
Tenaska Oklahoma (b) 6.528% 12/30/14	1,151,164	1,041,136
TransAlta Corp. (e) 5.750% 12/15/13	4,496,000	4,655,343
TransAlta Corp. 6.650% 5/15/18	800,000	816,019
Tri-State Generation & Transmission Association Series 2003, Class A (b) 6.040% 1/31/18	1,527,288	1,546,759

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wisconsin Public Service Corp. 5.650% 11/01/17	$1,405,000	$1,489,036
		29,856,096
Electrical Components & Equipment – 0.2%
Anixter International. Inc. (e) 5.950% 3/01/15	2,800,000	2,590,000
Electronics – 0.2%
Arrow Electronics, Inc. 6.000% 4/01/20	2,470,000	2,452,880
Entertainment – 0.1%
International Game Technology 7.500% 6/15/19	820,000	906,271
Environmental Controls – 0.7%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	3,024,000	3,176,776
Allied Waste North America, Inc. (e) 6.500% 11/15/10	5,270,000	5,454,450
Republic Services, Inc. 6.750% 8/15/11	78,000	82,045
		8,713,271
Foods – 0.7%
ConAgra Foods, Inc. 7.000% 4/15/19	965,000	1,125,502
ConAgra Foods, Inc. 6.750% 9/15/11	13,248	14,445
The Hershey Co. (e) 7.200% 8/15/27	538,000	613,672
Kellogg Co. (e) 5.125% 12/03/12	2,700,000	2,936,720
The Kroger Co. 7.500% 1/15/14	830,000	957,789
Ralcorp Holdings Corp. (b) 6.625% 8/15/39	1,860,000	1,910,125
Sara Lee Corp. 3.875% 6/15/13	749,000	771,078
		8,329,331
Forest Products & Paper – 0.5%
International Paper Co. 9.375% 5/15/19	1,450,000	1,755,353
Rock-Tenn Co. 5.625% 3/15/13	505,000	494,900
Rock-Tenn Co. 8.200% 8/15/11	1,891,000	1,966,640
Rock-Tenn Co. 9.250% 3/15/16	530,000	567,100
Verso Paper Holdings LLC (b) 11.500% 7/01/14	700,000	745,500
		5,529,493
Gas – 0.3%
Northern Natural Gas Co. (b) 7.000% 6/01/11	709,000	764,243
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	1,573,000	1,452,587
Southwest Gas Corp. 8.375% 2/15/11	1,133,000	1,212,862
		3,429,692
Health Care — Products – 0.4%
Beckman Coulter, Inc. 6.000% 6/01/15	1,010,000	1,112,933
Beckman Coulter, Inc. 7.000% 6/01/19	805,000	923,631
Boston Scientific Corp. 5.450% 6/15/14	91,000	92,138
Covidien International Finance SA 6.550% 10/15/37	1,755,000	2,045,505
Medtronic, Inc. 1.625% 4/15/13	1,025,000	996,812
		5,171,019
Health Care — Services – 0.5%
HCA, Inc. (b) 7.875% 2/15/20	1,775,000	1,828,250
HCA, Inc. (b) 8.500% 4/15/19	1,740,000	1,844,400
Roche Holdings, Inc. (b) 5.000% 3/01/14	1,205,000	1,305,075
Roche Holdings, Inc. (b) 6.000% 3/01/19	370,000	412,757
Roche Holdings, Inc. (b) 7.000% 3/01/39	250,000	307,236
		5,697,718
Holding Company — Diversified – 0.3%
Hutchison Whampoa International. (b) 5.750% 9/11/19	1,220,000	1,234,351
Leucadia National Corp. 7.000% 8/15/13	636,000	642,360
Leucadia National Corp. 7.750% 8/15/13	1,848,000	1,866,480
		3,743,191
Home Builders – 0.0%
D.R. Horton, Inc. 4.875% 1/15/10	534,000	534,000
Housewares – 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	476,000	480,701
Toro Co. 7.800% 6/15/27	773,000	762,725
Whirlpool Corp. 8.600% 5/01/14	460,000	525,112
		1,768,538
Insurance – 0.7%
Aflac, Inc. (e) 8.500% 5/15/19	585,000	686,930
The Allstate Corp. 7.450% 5/16/19	200,000	235,685
Lincoln National Corp. 6.300% 10/09/37	1,245,000	1,130,196
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,571,815
MetLife, Inc. Series A 6.817% 8/15/18	2,035,000	2,278,738
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	719,289
Prudential Financial, Inc. 4.750% 9/17/15	2,055,000	2,062,318
		8,684,971
Investment Companies – 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	1,023,000	1,014,725
Iron & Steel – 0.8%
ArcelorMittal 7.000% 10/15/39	3,200,000	3,025,952
ArcelorMittal (e) 9.000% 2/15/15	3,080,000	3,555,767
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,559,492
		9,141,211
Lodging – 0.4%
Marriott International, Inc. (e) 6.200% 6/15/16	4,038,000	3,948,219
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	760,000	756,200

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	$549,000	$570,960
		5,275,379
Machinery — Diversified – 0.5%
Briggs & Stratton Corp. (e) 8.875% 3/15/11	2,713,000	2,855,432
Roper Industries, Inc. 6.625% 8/15/13	2,355,000	2,565,667
		5,421,099
Manufacturing – 1.1%
Bombardier, Inc. (b) 6.750% 5/01/12	1,156,000	1,182,010
Eaton Corp. 7.650% 11/15/29	2,945,000	3,609,433
General Electric Co. 5.250% 12/06/17	1,145,000	1,191,193
Illinois Tool Works, Inc. (b) 5.150% 4/01/14	1,450,000	1,592,879
Ingersoll-Rand Global Holding Co. Ltd. (e) 6.875% 8/15/18	960,000	1,062,117
Tyco Electronics Group SA 6.000% 10/01/12	1,215,000	1,294,099
Tyco Electronics Group SA 6.550% 10/01/17	1,100,000	1,154,363
Tyco Electronics Group SA 7.125% 10/01/37	1,280,000	1,312,765
Tyco International Finance SA 8.500% 1/15/19	800,000	975,732
		13,374,591
Media – 3.0%
CBS Corp. (e) 6.625% 5/15/11	3,558,000	3,726,617
CBS Corp. 7.875% 7/30/30	970,000	964,428
Comcast Cable Communications Holdings, Inc. 8.375% 3/15/13	121,000	140,648
Comcast Cable Communications Holdings, Inc. 9.800% 2/01/12	155,000	177,544
Comcast Corp. 5.500% 3/15/11	1,142,000	1,201,014
Cox Communications, Inc. (e) 4.625% 1/15/10	5,282,000	5,316,565
Cox Communications, Inc. 6.750% 3/15/11	196,000	206,648
Echostar DBS Corp. 7.125% 2/01/16	2,284,000	2,284,000
McGraw-Hill Cos., Inc. 5.375% 11/15/12	2,500,000	2,648,595
News America Holdings, Inc. 6.750% 1/09/38	806,000	816,131
News America, Inc. (b) 6.900% 8/15/39	1,250,000	1,325,278
Rogers Cable, Inc. (e) 7.875% 5/01/12	2,398,000	2,707,479
Rogers Communications, Inc. 5.500% 3/15/14	822,000	884,891
Rogers Communications, Inc. 7.500% 8/15/38	510,000	617,724
Scholastic Corp. 5.000% 4/15/13	1,749,000	1,626,570
Thomson Corp. (e) 5.700% 10/01/14	1,545,000	1,705,152
Thomson Corp. 6.200% 1/05/12	1,959,000	2,131,453
Time Warner Cable, Inc. 6.750% 6/15/39	1,955,000	2,070,578
Time Warner Cable, Inc. 7.500% 4/01/14	1,345,000	1,548,182
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	282,685
Time Warner Cable, Inc. 8.750% 2/14/19	1,345,000	1,658,931
Viacom, Inc. 6.250% 4/30/16	1,188,000	1,290,508
		35,331,621
Metal Fabricate & Hardware – 0.3%
Timken Co. 5.750% 2/15/10	2,969,000	2,997,027
Mining – 0.8%
Codelco, Inc. (b) 6.150% 10/24/36	1,503,000	1,505,721
Teck Resources Ltd. (b) 9.750% 5/15/14	1,000,000	1,122,500
Teck Resources Ltd. (b) 10.250% 5/15/16	1,700,000	1,959,250
Teck Resources Ltd. (b) 10.750% 5/15/19	1,100,000	1,281,500
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,699,820
Vale Overseas Ltd. 6.875% 11/21/36	1,494,000	1,503,113
		9,071,904
Office Equipment/Supplies – 0.1%
Xerox Corp. 5.500% 5/15/12	1,175,000	1,238,422
Xerox Corp. 8.250% 5/15/14	260,000	299,566
		1,537,988
Office Furnishings – 0.4%
Herman Miller, Inc. 7.125% 3/15/11	2,259,000	2,260,477
Steelcase, Inc. 6.500% 8/15/11	2,470,000	2,481,659
		4,742,136
Oil & Gas – 1.3%
Devon Energy Corp. 6.300% 1/15/19	660,000	730,790
Mobil Corp. (e) 8.625% 8/15/21	201,000	278,937
Morgan Stanley Bank AG for OAO Gazprom (b) 9.625% 3/01/13	1,520,000	1,679,600
Newfield Exploration Co. 7.625% 3/01/11	987,000	1,019,077
Noble Holding International Ltd. 7.375% 3/15/14	2,365,000	2,545,272
Pemex Project Funding Master Trust 6.625% 6/15/38	1,580,000	1,532,805
The Premcor Refining Group, Inc. 6.750% 5/01/14	1,105,000	1,139,178
Tesoro Corp. 6.500% 6/01/17	1,100,000	984,500
Transocean, Inc. 1.500% 12/15/37	1,300,000	1,272,375
XTO Energy, Inc. (e) 4.900% 2/01/14	3,746,000	3,937,286
		15,119,820
Oil & Gas Services – 0.1%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	1,009,000	933,325

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Packaging & Containers – 0.3%
Packaging Corp. of America 5.750% 8/01/13	$1,050,000	$1,088,254
Pactiv Corp. 5.875% 7/15/12	1,140,000	1,214,449
Pactiv Corp. 6.400% 1/15/18	1,025,000	1,059,233
Sealed Air Corp. (b) 6.875% 7/15/33	717,000	616,953
		3,978,889
Pharmaceuticals – 0.0%
Abbott Laboratories 5.600% 11/30/17	200,000	219,282
Pipelines – 3.1%
Alliance Pipeline LP (b) 6.996% 12/31/19	974,445	1,027,519
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	898,514
Colonial Pipeline Co. (b) 7.630% 4/15/32	1,656,000	1,966,659
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,050,000	1,131,332
DCP Midstream LLC (b) 9.750% 3/15/19	1,340,000	1,600,834
Duke Energy Field Services Corp. (e) 7.875% 8/16/10	921,000	966,065
Enbridge, Inc. (e) 5.800% 6/15/14	4,010,000	4,405,202
Enogex LLC (b) 6.875% 7/15/14	3,300,000	3,445,180
Enterprise Products Operating LP 7.500% 2/01/11	735,000	781,095
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	868,000	883,527
Kern River Funding Corp. (b) 4.893% 4/30/18	2,606,516	2,622,289
Kinder Morgan Energy Partners LP 6.000% 2/01/17	685,000	722,382
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	576,035
Kinder Morgan Energy Partners LP 6.950% 1/15/38	2,160,000	2,313,924
Kinder Morgan Energy Partners LP 7.125% 3/15/12	59,000	64,360
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,240,281
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	585,000	618,490
Plains All American Pipeline Co. 5.625% 12/15/13	2,197,000	2,285,418
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	1,945,000	2,111,875
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	1,280,000	1,435,645
Southern Natural Gas Co. (b) 5.900% 4/01/17	1,345,000	1,373,853
Texas Eastern Transmission LP (b) 6.000% 9/15/17	850,000	916,494
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	840,000	902,521
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	1,830,000	2,100,783
		36,390,277
Real Estate Investment Trusts (REITS) – 0.1%
Mack-Cali Realty LP 5.250% 1/15/12	740,000	746,738
Senior Housing Properties Trust 8.625% 1/15/12	457,000	466,140
		1,212,878
Retail – 0.5%
CVS Caremark Corp. 6.125% 9/15/39	1,790,000	1,808,260
J.C. Penney Corp., Inc. 7.950% 4/01/17	649,000	686,317
Lowe's Cos., Inc. 5.600% 9/15/12	1,350,000	1,498,080
McDonald's Corp. 6.300% 10/15/37	645,000	726,204
Nordstrom, Inc. 6.750% 6/01/14	480,000	534,880
Sears Roebuck Accep Corp. 6.750% 8/15/11	167,216	164,290
		5,418,031
Savings & Loans – 0.4%
Glencore Funding LLC (b) 6.000% 4/15/14	2,330,000	2,285,418
Targeted Return Index Securities Trust (Acquired 1/16/02, Cost $1,899,624) VRN (b) (c) 6.814% 1/15/12	1,788,032	1,906,954
Washington Mutual Bank (e) (f) 5.650% 8/15/14	4,038,000	10,095
		4,202,467
Software – 0.6%
Fiserv, Inc. (e) 6.125% 11/20/12	4,565,000	5,016,273
Oracle Corp. 6.125% 7/08/39	1,665,000	1,831,868
		6,848,141
Telecommunications – 2.2%
AT&T, Inc. (e) 6.500% 9/01/37	1,485,000	1,583,442
British Telecom PLC STEP (e) 9.625% 12/15/30	1,050,000	1,319,216
CenturyTel, Inc. 6.150% 9/15/19	760,000	763,163
CenturyTel, Inc. 7.600% 9/15/39	1,195,000	1,169,198
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	1,290,000	1,663,246
Embarq Corp. 7.082% 6/01/16	561,000	612,871
Embarq Corp. 7.995% 6/01/36	1,225,000	1,267,494
Nokia Corp. 5.375% 5/15/19	960,000	991,420
Qwest Corp. 7.875% 9/01/11	3,715,000	3,835,737
Qwest Corp. 8.875% 3/15/12	3,696,000	3,890,040
Rogers Communications, Inc. 6.375% 3/01/14	1,553,000	1,717,596

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Telecom Italia Capital 6.000% 9/30/34	$153,000	$146,591
Telecom Italia Capital 6.175% 6/18/14	1,825,000	1,979,762
Verizon Global Funding Corp. 4.375% 6/01/13	840,000	888,245
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	1,180,507
Verizon Virginia, Inc., Series A 4.625% 3/15/13	46,000	48,090
Verizon Wireless Capital LLC (b) 7.375% 11/15/13	2,365,000	2,733,725
		25,790,343
Textiles – 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	1,306,000	1,332,120
Transportation – 0.4%
Burlington Northern Santa Fe Corp. (e) 6.750% 3/15/29	1,053,000	1,156,685
Canadian National Railway Co. 5.850% 11/15/17	725,000	805,192
Canadian National Railway Co. (e) 6.375% 11/15/37	1,070,000	1,234,151
CSX Corp. 7.250% 5/01/27	733,000	822,875
Federal Express Corp. 7.500% 7/15/19	70,931	76,582
Norfolk Southern Corp. 7.250% 2/15/31	110,000	132,501
		4,227,986
Trucking & Leasing – 0.6%
GATX Corp. 8.750% 5/15/14	2,385,000	2,707,521
TTX Co. (b) (e) 4.500% 12/15/10	4,805,000	4,789,590
		7,497,111
TOTAL CORPORATE DEBT (Cost $421,113,101)		437,859,378
MUNICIPAL OBLIGATIONS – 0.5%
North Texas Tollway Authority 6.718% 1/01/49	3,400,000	3,704,266
State of California 5.950% 4/01/16	895,000	917,017
State of California 7.550% 4/01/39	1,150,000	1,194,769
TOTAL MUNICIPAL OBLIGATIONS (Cost $5,465,353)		5,816,052
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 6.7%
Automobile ABS – 0.3%
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.295% 3/15/11	948,639	947,970
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	2,000,000	2,022,753
		2,970,723
Commercial MBS – 3.8%
280 Park Ave Trust (b) 6.148% 2/03/11	570,842	590,711
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (e) 5.744% 7/10/17	4,775,000	4,233,742
Banc of America Large Loan, Series 2001-FMA, Class A2 (b) 6.490% 12/13/16	1,404,000	1,466,663
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (e) 5.205% 2/11/44	5,025,000	4,956,084
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 (e) 5.330% 1/12/45	3,125,000	3,152,303
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	2,200,000	2,018,730
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A (e) 5.237% 12/11/49	3,425,000	3,379,277
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN (e) 5.816% 12/10/49	3,570,000	3,181,198
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) (e) 6.216% 1/15/18	4,500,000	2,338,400
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 (e) 5.429% 12/12/43	3,000,000	2,904,984
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN (e) 5.172% 12/12/49	3,050,000	2,484,799
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 (e) 5.610% 4/15/49	5,225,000	5,290,257
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.068% 8/15/39	1,500,000	1,518,314
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	4,525,000	3,531,182
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (e) 5.857% 7/15/12	4,470,000	4,465,168
		45,511,812

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS – 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	$11,989	$11,762
Student Loans ABS – 1.4%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $2,323,970), Series 2005-2A, Class 2B1 FRN (b) (c) (e) 1.292% 9/20/10	2,284,000	2,232,610
Community Program Loan Trust, Series 1987-A, Class A4 4.500% 10/01/18	257,702	258,257
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (b) (c) (e) 0.892% 6/20/14	5,000,000	2,308,171
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $1,351,687), Series 2005-1A, Class B2 FRN (b) (c) 2.892% 9/20/10	1,350,000	1,208,571
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $1,769,688), Series 2005-1A, Class A7 FRN (b) (c) 2.292% 9/20/10	1,750,000	1,689,751
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	1,613,229	1,611,663
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (b) (d) 0.682% 7/27/20	3,000,000	3,000,000
SLM Student Loan Trust, Series 2003-2, Class A8 FRN 1.120% 9/15/28	855,000	803,700
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.744% 12/15/16	1,400,000	1,386,000
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	2,200,000	2,024,000
		16,522,723
WL Collateral CMO – 1.2%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.325% 7/20/36	1,547,888	1,312,438
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.931% 8/25/34	1,250,061	1,120,035
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.841% 9/25/33	171,827	133,809
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.969% 2/25/34	212,812	165,924
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.870% 8/25/34	313,752	282,091
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.435% 1/19/38	3,415,238	1,875,525
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN (e) 0.354% 5/25/37	3,904,529	2,120,408
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 4.231% 8/25/34	528,110	365,281
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	1,224,257	645,219
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.992% 7/25/33	28,915	26,793
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 4.974% 2/25/34	91,464	79,802
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 4.236% 2/25/34	4,610	3,761
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	6,345,863	3,187,467
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN (e) 0.434% 4/25/46	4,194,257	2,108,124
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.941% 3/25/34	399,465	335,989
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	638,489	526,080
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 2.158% 4/25/44	1,061,600	454,970
		14,743,716

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.863% 6/25/32	$342,924	$279,647
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $95,779,547)		80,040,383
SOVEREIGN DEBT OBLIGATIONS – 0.5%
Brazilian Government International Bond 5.875% 1/15/19	2,243,000	2,377,580
Colombia Government International Bond 7.375% 3/18/19	1,175,000	1,330,687
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,390,725
Republic of Brazil 5.625% 1/07/41	1,125,000	1,043,438
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,720,197)		6,142,430
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 39.0%
Collateralized Mortgage Obligations – 0.3%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	1,275,724	1,404,333
Federal National Mortgage Association Series 1989-20, Class A 6.750% 4/25/18	815,380	832,012
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	830,574	930,321
		3,166,666
Pass-Through Securities – 38.7%
Federal Home Loan Mortgage Corp.
Pool #G18090 5.500% 12/01/20	3,632,655	3,902,834
Pool #J00668 5.500% 12/01/20	6,787,419	7,292,233
Pool #J00901 5.500% 12/01/20	968,660	1,040,704
Pool #J00890 5.500% 1/01/21	6,316,750	6,794,454
Pool #J01241 5.500% 3/01/21	7,582,035	8,145,949
Pool #C01283 5.500% 11/01/31	17,614	18,656
Pool #G01563 5.500% 6/01/33	3,368,801	3,568,034
Pool #G04381 5.500% 5/01/38	8,434,111	8,903,917
Pool #E84025 6.000% 6/01/16	436,540	470,860
Pool #G11431 6.000% 2/01/18	52,886	57,178
Pool #G11122 6.500% 5/01/16	322,807	344,767
Pool #E84450 6.500% 7/01/16	56,307	60,515
Pool #E84580 6.500% 7/01/16	172,231	185,159
Pool #E84660 6.500% 7/01/16	10,282	11,071
Pool #E90508 6.500% 7/01/17	141,419	151,936
Pool #C00836 7.000% 7/01/29	57,198	62,686
Pool #C35095 7.000% 1/01/30	31,130	34,111
Pool #C49314 7.000% 4/01/31	8,823	9,667
Pool #C51422 7.000% 5/01/31	7,468	8,182
Pool #C51550 7.000% 5/01/31	7,544	8,265
Pool #C53034 7.000% 6/01/31	17,015	18,652
Pool #C53267 7.000% 6/01/31	7,451	8,164
Pool #E00856 7.000% 9/01/31	329,443	360,945
Pool #G01317 7.000% 10/01/31	231,320	253,440
Pool #E00856 7.500% 6/01/15	46,156	49,817
Pool #G00143 7.500% 6/01/23	4,221	4,623
Pool #C55867 7.500% 2/01/30	114,415	125,813
Pool #C37986 7.500% 5/01/30	4,978	5,484
Pool #C39755 7.500% 6/01/30	1,162	1,280
Pool #C40675 7.500% 7/01/30	472	520
Pool #C41253 7.500% 8/01/30	1,059	1,167
Pool #C41497 7.500% 9/01/30	277	306
Pool #C42340 7.500% 9/01/30	436	481
Pool #C42427 7.500% 9/01/30	2,351	2,590
Pool #C42446 7.500% 9/01/30	4,049	4,462
Pool #C42538 7.500% 9/01/30	7,047	7,761
Pool #C43930 7.500% 10/01/30	15,201	16,762
Pool #C43962 7.500% 10/01/30	17,656	19,456
Pool #C44509 7.500% 11/01/30	17,288	19,066
Pool #C44732 7.500% 11/01/30	3,987	4,309
Pool #C44830 7.500% 11/01/30	420	463
Pool #C45304 7.500% 12/01/30	649	715
Pool #C45235 7.500% 12/01/30	165,273	182,152
Pool #C46038 7.500% 12/01/30	2,377	2,619
Pool #C01116 7.500% 1/01/31	5,930	6,534
Pool #C46309 7.500% 1/01/31	2,313	2,549
Pool #C46560 7.500% 1/01/31	795	874
Pool #C46566 7.500% 1/01/31	10,134	11,148
Pool #C46810 7.500% 1/01/31	2,239	2,461
Pool #C47063 7.500% 1/01/31	12,623	13,906
Pool #C47060 7.500% 1/01/31	2,356	2,589
Pool #E00842 8.000% 3/01/15	141,480	154,219
Pool #E00843 8.000% 4/01/15	58,381	63,545
Pool #E00852 8.000% 5/01/15	35,545	38,798
Pool #E80782 8.000% 7/01/15	7,882	8,642
Pool #E80998 8.000% 7/01/15	21,288	23,187
Pool #E81091 8.000% 7/01/15	21,543	23,619
Pool #E81151 8.000% 8/01/15	61,805	67,812
Pool #555481 8.250% 5/01/17	35,296	38,986
Pool #G00653 8.500% 11/01/25	65,613	73,373
Pool #554904 9.000% 3/01/17	894	994

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association
Pool #775539 3.768% 5/01/34	$2,098,327	$2,170,084
Pool #725692 3.922% 10/01/33	1,970,487	2,033,119
Pool #888586 4.063% 10/01/34	3,945,352	4,084,002
Pool #675713 5.000% 3/01/18	54,697	58,387
Pool #626582 5.500% 3/01/17	11,370	12,223
Pool #637812 5.500% 4/01/17	6,123	6,583
Pool #674149 5.500% 11/01/17	74,217	79,923
Pool #684173 5.500% 2/01/18	36,677	39,485
Pool #813926 5.500% 11/01/20	5,328,099	5,719,381
Pool #844564 5.500% 12/01/20	5,535,533	5,933,399
Pool #848808 5.500% 1/01/21	6,142,803	6,584,317
Pool #888468 5.500% 9/01/21	16,445,141	17,627,135
Pool #555880 5.500% 11/01/33	223,783	236,791
Pool #757830 5.500% 6/01/35	669,934	711,596
Pool #824651 5.500% 7/01/35	810,693	861,108
Pool #825868 5.500% 8/01/35	1,649,360	1,751,930
Pool #832682 5.500% 9/01/35	4,507,719	4,788,042
Pool #832739 5.500% 9/01/35	4,936,188	5,243,158
Pool #832787 5.500% 9/01/35	9,282,373	9,859,620
Pool #832866 5.500% 9/01/35	3,860,605	4,100,686
Pool #832972 5.500% 9/01/35	2,084,864	2,214,516
Pool #833387 5.500% 9/01/35	3,459,536	3,674,676
Pool #832632 5.500% 9/01/35	4,139,834	4,397,280
Pool #522294 5.625% 7/15/37	10,500,000	11,435,102
Pool #346537 6.000% 5/01/11	5,895	6,330
Pool #545636 6.500% 5/01/17	382,454	411,154
Pool #524355 7.000% 12/01/29	159	175
Pool #527416 7.000% 1/01/30	3,138	3,453
Pool #254379 7.000% 7/01/32	168,929	185,663
Pool #252717 7.500% 9/01/29	12,453	13,740
Pool #535996 7.500% 6/01/31	40,638	44,753
Pool #254009 7.500% 10/01/31	142,403	156,477
Pool #253394 8.000% 7/01/20	70,823	79,313
Pool #323992 8.000% 11/01/29	6,995	7,780
Pool #525725 8.000% 2/01/30	14,060	15,632
Pool #253266 8.000% 5/01/30	19,036	21,180
Pool #537433 8.000% 5/01/30	9,446	10,517
Pool #253347 8.000% 6/01/30	20,819	23,172
Pool #536271 8.000% 6/01/30	13,198	14,696
Pool #544976 8.000% 7/01/30	2,419	2,693
Pool #535428 8.000% 8/01/30	32,253	35,893
Pool #543290 8.000% 9/01/30	71	79
Pool #547786 8.000% 9/01/30	4,735	5,264
Pool #550767 8.000% 9/01/30	27,035	30,084
Pool #553061 8.000% 9/01/30	16,293	18,127
Pool #253481 8.000% 10/01/30	24,222	26,962
Pool #535533 8.000% 10/01/30	20,783	23,130
Pool #561789 8.000% 10/01/30	92,181	102,699
Pool #560741 8.000% 11/01/30	3,415	3,805
Pool #559450 8.000% 1/01/31	1,358	1,510
Pool #253644 8.000% 2/01/31	9,665	10,758
Pool #581170 8.000% 5/01/31	10,469	11,652
Pool #583916 8.000% 5/01/31	9,715	10,814
Pool #593848 8.000% 7/01/31	1,156	1,288
Pool #190317 8.000% 8/01/31	136,751	152,185
Pool #545240 8.000% 9/01/31	14,629	16,281
Pool #541202 8.500% 8/01/26	176,713	196,451
Government National Mortgage Association
Pool #423828 6.000% 6/15/11	6,360	6,863
Pool #518418 6.000% 8/15/29	76,157	81,894
Pool #404246 6.500% 8/15/28	1,311	1,414
Pool #418295 6.500% 1/15/29	1,087	1,173
Pool #781038 6.500% 5/15/29	265,026	285,969
Pool #527586 6.500% 5/15/31	2,261	2,440
Pool #781468 6.500% 7/15/32	21,413	23,196
Pool #781496 6.500% 9/15/32	105,704	114,111
Pool #363066 7.000% 8/15/23	24,113	26,146
Pool #352049 7.000% 10/15/23	15,585	16,899
Pool #354674 7.000% 10/15/23	18,030	19,550
Pool #358555 7.000% 10/15/23	16,384	17,766
Pool #345964 7.000% 11/15/23	10,878	11,795
Pool #380866 7.000% 3/15/24	3,031	3,286
Pool #781124 7.000% 12/15/29	26,474	28,920
Pool #781319 7.000% 7/15/31	614,186	670,567
Pool #581417 7.000% 7/15/32	160,830	175,292
Pool #588012 7.000% 7/15/32	68,572	74,867
Pool #565982 7.000% 7/15/32	45,931	50,119
Pool #591581 7.000% 8/15/32	17,459	19,029
Pool #307830 7.250% 7/20/21	125,624	136,202
Pool #314265 7.250% 8/20/21	179,391	194,193
Pool #314280 7.250% 9/20/21	48,018	51,853
Pool #316478 7.250% 10/20/21	57,350	62,036
Pool #332232 7.250% 7/20/22	127,116	137,913
Pool #410343 7.500% 6/15/11	7,339	7,633
Pool #398964 7.500% 11/15/11	3,008	3,150
Pool #190766 7.500% 1/15/17	36,400	39,402

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #187548 7.500% 4/15/17	$22,734	$24,622
Pool #203940 7.500% 4/15/17	93,572	101,014
Pool #181168 7.500% 5/15/17	43,435	47,090
Pool #210627 7.500% 5/15/17	8,035	8,714
Pool #201622 7.500% 5/15/17	58,920	63,833
Pool #192796 7.500% 6/15/17	7,808	8,454
Pool #357262 7.500% 9/15/23	12,553	13,738
Pool #432175 8.000% 11/15/26	280	310
Pool #441009 8.000% 11/15/26	2,858	3,159
Pool #522777 8.000% 12/15/29	7,526	8,342
Pool #434719 8.000% 2/15/30	249	275
Pool #523025 8.000% 2/15/30	3,577	3,958
Pool #508661 8.000% 3/15/30	5,539	6,139
Pool #523043 8.000% 3/15/30	391	433
Pool #529134 8.000% 3/15/30	2,160	2,395
Pool #477036 8.000% 4/15/30	1,589	1,762
Pool #503157 8.000% 4/15/30	50,063	55,403
Pool #528714 8.000% 4/15/30	2,273	2,520
Pool #544640 8.000% 11/15/30	65,052	72,114
Pool #531298 8.500% 8/15/30	3,261	3,694
Government National Mortgage Association TBA
Pool #20557 4.500% 12/01/39 (g)	12,200,000	12,373,470
Pool #4219 5.000% 12/01/38 (g)	220,192,000	228,758,834
Pool #20557 6.000% 5/01/36 (g)	54,705,000	58,089,872
Pool #10260 6.000% 5/01/36 (g)	16,794,000	17,783,271
New Valley Generation IV 4.687% 1/15/22	1,623,639	1,600,674
		459,259,482
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $453,062,972)		462,426,148
U.S. TREASURY OBLIGATIONS – 10.3%
U.S. Treasury Bonds & Notes – 10.3%
U.S. Treasury Bond (h) (e) 4.375% 2/15/38	16,720,000	17,122,325
U.S. Treasury Note (e) 3.500% 2/15/18	24,745,000	25,220,569
U.S. Treasury Note (e) 4.250% 8/15/15	45,235,000	49,292,014
U.S. Treasury Note (e) 4.875% 5/31/11	25,580,000	27,289,662
U.S. Treasury Principal Strip (e) 0.000% 2/15/28	7,700,000	3,399,019
		122,323,589
TOTAL U.S. TREASURY OBLIGATIONS (Cost $115,208,124)		122,323,589
TOTAL BONDS & NOTES (Cost $1,096,349,294)		1,114,607,980
TOTAL LONG-TERM INVESTMENTS (Cost $1,097,599,294)		1,115,572,719
SHORT-TERM INVESTMENTS – 30.8%
Commercial Paper – 30.8% (i)
Avery Dennison Corp. (b) 0.230% 11/02/09	8,275,000	8,274,947
BG Energy Finance, Inc. (b) 0.260% 12/17/09	5,100,000	5,098,306
BMW US Capital LLC (b) 0.280% 11/24/09	6,675,000	6,673,806
Cadbury Schweppes Financial (b) 0.300% 11/10/09	6,000,000	5,999,550
Centrica PLC (b) 0.250% 12/14/09	12,150,000	12,146,372
Centrica PLC (b) 0.300% 11/16/09	10,000,000	9,998,751
Citigroup Funding, Inc. 0.320% 1/04/10	7,100,000	7,095,960
Devon Energy Corp. (b) 0.290% 11/27/09	4,500,000	4,499,058
Devon Energy Corp. (b) 0.300% 11/13/09	5,000,000	4,999,500
Devon Energy Corp. (b) 0.360% 1/06/10	13,850,000	13,840,859
Duke Energy Corp. (b) 0.300% 12/07/09	5,000,000	4,998,500
Duke Energy Corp. (b) 0.320% 11/17/09	5,500,000	5,499,218
Duke Energy Corp. (b) 0.370% 12/02/09	10,000,000	9,996,814
Duke Energy Corp. (b) 0.370% 12/03/09	7,500,000	7,497,533
Eaton Corp. (b) 0.300% 11/17/09	17,000,000	16,997,733
Eaton Corp. (b) 0.400% 12/21/09	1,000,000	999,444
Elsevier Financial SA (b) 0.350% 11/18/09	5,000,000	4,999,174
Elsevier Financial SA (b) 0.350% 12/15/09	7,000,000	6,997,006
Elsevier Financial SA (b) 0.380% 1/14/10	6,300,000	6,295,079
Equifax, Inc. (b) 0.280% 11/10/09	10,375,000	10,374,274
Equifax, Inc. (b) 0.280% 11/13/09	8,950,000	8,949,165
Equifax, Inc. (b) 0.400% 1/25/10	5,500,000	5,494,806
H.J. Hienz Co. (b) 0.300% 11/02/09	4,650,000	4,649,961
H.J. Hienz Co. (b) 0.300% 12/01/09	7,500,000	7,498,125
H.J. Hienz Co. (b) 0.300% 12/10/09	10,000,000	9,996,750
Kraft Foods, Inc. 0.440% 12/15/09	14,000,000	13,992,471
Lincoln National Corp. (b) 0.290% 12/02/09	5,150,000	5,148,714
Lincoln National Corp. (b) 0.290% 12/23/09	6,500,000	6,497,277
Lincoln National Corp. (b) 0.300% 11/04/09	5,900,000	5,899,852
Lincoln National Corp. (b) 0.310% 12/21/09	4,100,000	4,098,235
Lincoln National Corp. (b) 0.340% 12/03/09	5,000,000	4,998,489
McCormick & Co. (b) 0.250% 11/30/09	5,000,000	4,998,993
Oneok, Inc. (b) 0.260% 11/06/09	10,000,000	9,999,639
Progress Energy, Inc. (b) 0.440% 1/06/10	10,000,000	9,991,933
Royal Bank of Scotland PLC (b) 0.295% 12/16/09	5,000,000	4,997,812

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Royal Bank of Scotland PLC (b) 0.330% 12/16/09	$7,850,000	$7,846,762
Royal Bank of Scotland PLC (b) 0.350% 12/16/09	5,000,000	4,998,156
Sherwin Williams Co. (b) 0.270% 11/09/09	5,569,000	5,568,666
South Carolina Electric & Gas Co. 0.280% 11/06/09	5,000,000	4,999,806
Time Warner Cable, Inc (b) 0.320% 11/06/09	5,000,000	4,999,778
Time Warner Cable, Inc (b) 0.350% 11/19/09	5,000,000	4,999,125
Time Warner Cable, Inc. (b) 0.300% 11/09/09	2,100,000	2,099,860
Time Warner Cable, Inc. (b) 0.330% 11/03/09	2,500,000	2,499,954
Time Warner Cable, Inc. (b) 0.350% 11/12/09	13,070,000	13,068,602
Transocean Ltd. (b) 0.300% 11/02/09	5,000,000	4,999,958
Tyco International Finance SA (b) 0.300% 11/05/09	8,000,000	7,999,733
Wellpoint, Inc. (b) 0.400% 1/15/10	12,500,000	12,489,583
Wellpoint, Inc. (b) 0.450% 12/09/09	7,500,000	7,496,437
Xcel Energy, Inc. (b) 0.350% 11/16/09	5,494,000	5,493,199
XTO Energy, Inc. 0.270% 11/25/09	4,435,000	4,434,202
XTO Energy, Inc. 0.280% 11/25/09	5,225,000	5,224,025
XTO Energy, Inc. 0.300% 1/05/10	6,000,000	5,996,750
TOTAL SHORT-TERM INVESTMENTS (Cost $365,708,702)		365,708,702
TOTAL INVESTMENTS – 124.8% (Cost $1,463,307,996) (j)		1,481,281,421
Other Assets/ (Liabilities) – (24.8)%		(294,650,649)
NET ASSETS – 100.0%		$1,186,630,772

Notes to Portfolio of Investments
ABS	Asset Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
CSO	Collateralized Synthetic Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $416,342,751 or 35.09% of net assets.
(c)	Restricted security. (Note 2).
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2009, these securities amounted to a value of $113,483 or 0.01% of net assets.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is segregated to cover open swap contracts. (Note 2).
(i)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 0.2%
COMMON STOCK – 0.0%
Telecommunications – 0.0%
Manitoba Telecom Services	1,709	$49,609
TOTAL COMMON STOCK (Cost $57,593)		49,609
PREFERRED STOCK – 0.2%
Investment Companies – 0.2%
Special Value Expansion Fund LLC (Acquired 8/27/07, Cost $750,000) (a) (b) (c) (d)	7,500	578,843
TOTAL PREFERRED STOCK (Cost $750,000)		578,843
TOTAL EQUITIES (Cost $807,593)		628,452
	Principal Amount
BONDS & NOTES – 93.6%
CORPORATE DEBT – 41.7%
Advertising – 0.0%
Interpublic Group of Companies, Inc. (b) 10.000% 7/15/17	$50,000	53,750
Aerospace & Defense – 0.6%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	355,000	389,218
General Dynamics Corp. 5.250% 2/01/14	565,000	617,844
Goodrich Corp. 6.125% 3/01/19	160,000	174,018
L-3 Communications Corp. 6.125% 7/15/13	290,000	292,175
Vought Aircraft Industries, Inc. 8.000% 7/15/11	250,000	249,375
		1,722,630
Apparel – 0.1%
Levi Strauss & Co. 9.750% 1/15/15	135,000	141,075
Auto Manufacturers – 0.2%
Ford Motor Co. 7.450% 7/16/31	415,000	340,300
Navistar International Corp. 8.250% 11/01/21	240,000	234,300
		574,600
Auto Parts & Equipment – 0.1%
Affinia Group, Inc. 9.000% 11/30/14	205,000	196,288
Automotive & Parts – 0.1%
The Goodyear Tire & Rubber Co. 10.500% 5/15/16	250,000	270,625
Titan International, Inc. 8.000% 1/15/12	70,000	66,500
		337,125
Banks – 2.5%
Bank of America Corp. (e) 2.100% 4/30/12	1,250,000	1,270,719
Bank of America Corp. (e) 4.250% 10/01/10	205,000	210,734
Bank of America Corp. (e) 6.000% 9/01/17	680,000	694,254
Barclays Bank PLC (e) 5.200% 7/10/14	920,000	981,017
Barclays Bank PLC 6.750% 5/22/19	335,000	376,694
Capital One Financial Corp. 7.375% 5/23/14	240,000	272,396
Citigroup, Inc. 5.500% 10/15/14	260,000	266,645
Citigroup, Inc. 6.375% 8/12/14	520,000	551,655
Credit Suisse New York 5.500% 5/01/14	190,000	206,036
HSBC Finance Corp. 6.375% 10/15/11	595,000	636,848
HSBC Holdings PLC (e) 6.500% 9/15/37	525,000	575,433
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	375,000	381,661
Wachovia Bank NA (e) 6.600% 1/15/38	450,000	490,075
Wells Fargo & Co. 4.875% 1/12/11	215,000	223,307
Wells Fargo & Co. 5.625% 12/11/17	335,000	348,434
		7,485,908
Beverages – 0.8%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	60,000	61,887
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	215,000	223,388
Anheuser-Busch InBev Worldwide, Inc. (b) 8.200% 1/15/39	305,000	384,825
Diageo Finance BV (e) 3.875% 4/01/11	915,000	938,803
Foster's Finance Corp. (b) 6.875% 6/15/11	390,000	416,287
Molson Coors Capital Finance ULC 4.850% 9/22/10	450,000	465,307
		2,490,497
Building Materials – 0.5%
CRH America, Inc. (e) 8.125% 7/15/18	610,000	704,369
Masco Corp. 6.125% 10/03/16	250,000	239,779
Owens Corning, Inc. 9.000% 6/15/19	300,000	325,466
Trane US, Inc. 7.625% 2/15/10	90,000	91,320
		1,360,934
Chemicals – 1.5%
Airgas, Inc. 4.500% 9/15/14	345,000	353,459
Airgas, Inc. (b) 7.125% 10/01/18	260,000	268,450
Cytec Industries, Inc. 8.950% 7/01/17	175,000	204,851
The Dow Chemical Co. 7.600% 5/15/14	45,000	49,998
The Dow Chemical Co. 8.550% 5/15/19	420,000	479,482
The Dow Chemical Co. 9.400% 5/15/39	275,000	338,277
Ecolab, Inc. (e) 4.875% 2/15/15	1,720,000	1,820,847

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ecolab, Inc. 6.875% 2/01/11	$120,000	$127,868
EI Du Pont de Nemours & Co. 5.000% 1/15/13	435,000	470,211
Valspar Corp. 7.250% 6/15/19	250,000	271,796
		4,385,239
Coal – 0.1%
Arch Western Finance LLC 6.750% 7/01/13	160,000	154,400
Peabody Energy Corp. 6.875% 3/15/13	225,000	227,250
		381,650
Commercial Services – 1.1%
Corrections Corporation of America 7.750% 6/01/17	100,000	103,000
Donnelley (R.R.) & Sons Co. (e) 4.950% 5/15/10	590,000	594,724
Equifax, Inc. 7.000% 7/01/37	320,000	307,393
ERAC USA Finance Co. (b) 6.700% 6/01/34	225,000	202,330
ERAC USA Finance Co. (b) (e) 7.000% 10/15/37	390,000	376,597
ERAC USA Finance Co. (b) 7.950% 12/15/09	410,000	412,458
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	70,000	68,250
Iron Mountain, Inc. 8.375% 8/15/21	25,000	25,875
Iron Mountain, Inc. 8.750% 7/15/18	300,000	312,750
President and Fellows of Harvard 5.625% 10/01/38	450,000	477,018
Ticketmaster Entertainment, Inc. 10.750% 8/01/16	95,000	97,850
United Rentals North America, Inc. (b) 10.875% 6/15/16	100,000	108,500
		3,086,745
Computers – 0.2%
Electronic Data Systems Corp. Series B 6.000% 8/01/13	260,000	288,031
EMC Corp. 1.750% 12/01/13	350,000	420,000
		708,031
Diversified Financial – 6.6%
American Express Co. 6.150% 8/28/17	270,000	284,720
American Express Co. 7.250% 5/20/14	180,000	204,782
American Express Co. (e) 8.125% 5/20/19	450,000	538,527
American General Finance Corp. (e) 5.900% 9/15/12	1,455,000	1,133,201
American General Finance Corp. 6.500% 9/15/17	450,000	308,515
Boeing Capital Corp. Ltd. 5.800% 1/15/13	135,000	148,345
CIT Group, Inc. (e) 7.625% 11/30/12	535,000	346,575
Citigroup, Inc. (e) 5.500% 2/15/17	655,000	635,592
Citigroup, Inc. 5.875% 5/29/37	430,000	395,718
Citigroup, Inc. 8.125% 7/15/39	250,000	290,916
Eaton Vance Corp. (e) 6.500% 10/02/17	130,000	137,976
Ford Motor Credit Co. LLC 7.500% 8/01/12	120,000	116,863
Ford Motor Credit Co. LLC 8.000% 6/01/14	405,000	393,779
General Electric Capital Corp. FRN (e) 1.239% 12/09/11	1,000,000	1,020,518
General Electric Capital Corp. 4.250% 12/01/10	245,000	252,994
General Electric Capital Corp. (e) 5.900% 5/13/14	600,000	656,669
General Electric Capital Corp. (e) 6.000% 8/07/19	685,000	719,996
General Electric Capital Corp. (e) 6.875% 1/10/39	920,000	991,410
GMAC LLC (b) 8.000% 11/01/31	300,000	256,500
The Goldman Sachs Group, Inc. 6.125% 2/15/33	400,000	415,927
The Goldman Sachs Group, Inc. (e) 6.150% 4/01/18	1,485,000	1,582,438
The Goldman Sachs Group, Inc. 6.750% 10/01/37	380,000	400,239
Ingersoll-Rand Global Holding Co. 9.500% 4/15/14	320,000	383,968
John Deere Capital Corp. FRN (e) 0.837% 2/26/10	500,000	500,730
JP Morgan Chase & Co. FRN 0.529% 6/15/12	1,200,000	1,208,794
Lazard Group LLC 6.850% 6/15/17	575,000	582,113
Lazard Group LLC 7.125% 5/15/15	455,000	467,123
Merrill Lynch & Co., Inc. (e) 5.450% 2/05/13	2,260,000	2,363,307
Morgan Stanley FRN (e) 0.744% 2/10/12	1,250,000	1,258,226
Morgan Stanley 5.450% 1/09/17	450,000	453,703
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625% 4/01/17	130,000	132,600
Textron Financial Corp. (e) 5.125% 11/01/10	1,035,000	1,035,837
		19,618,601
Electric – 3.4%
The AES Corp. 8.000% 10/15/17	345,000	346,725
Allegheny Energy Supply (b) 8.250% 4/15/12	295,000	324,232
Ameren Corp. 8.875% 5/15/14	480,000	538,279

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CenterPoint Energy Houston Electric LLC Class U 7.000% 3/01/14	$170,000	$191,576
Centerpoint Energy, Inc. Series B 6.850% 6/01/15	475,000	498,694
Elwood Energy LLC 8.159% 7/05/26	456,538	396,618
Entergy Gulf States, Inc. 5.250% 8/01/15	385,000	384,218
Exelon Corp. (e) 4.900% 6/15/15	635,000	658,959
Indianapolis Power & Light (b) 6.300% 7/01/13	160,000	172,743
Intergen NV (b) 9.000% 6/30/17	300,000	312,000
Kansas Gas & Electric Co. 5.647% 3/29/21	287,857	291,334
Kiowa Power Partners LLC (b) 4.811% 12/30/13	164,058	163,811
MidAmerican Funding LLC (e) 6.750% 3/01/11	655,000	690,734
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	390,887	398,704
Monongahela Power 6.700% 6/15/14	250,000	272,247
Nevada Power Co. Series L 5.875% 1/15/15	180,000	195,341
Nevada Power Co. Series N 6.650% 4/01/36	450,000	486,225
NRG Energy, Inc. 8.500% 6/15/19	250,000	253,125
Oncor Electric Delivery Co. 6.800% 9/01/18	255,000	287,561
PPL Energy Supply LLC 6.300% 7/15/13	500,000	540,212
Tenaska Oklahoma (b) 6.528% 12/30/14	218,187	197,332
TransAlta Corp. (e) 5.750% 12/15/13	1,355,000	1,403,023
TransAlta Corp. 6.650% 5/15/18	115,000	117,303
Tri-State Generation & Transmission Association Series 2003, Class A (b) 6.040% 1/31/18	114,318	115,775
Tri-State Generation & Transmission Association Series 2003, Class B (b) 7.144% 7/31/33	185,000	193,933
Wisconsin Public Service Corp. 5.650% 11/01/17	635,000	672,981
		10,103,685
Electrical Components & Equipment – 0.1%
Anixter, Inc. 5.950% 3/01/15	310,000	286,750
Anixter, Inc. 10.000% 3/15/14	25,000	27,063
		313,813
Electronics – 0.2%
Arrow Electronics, Inc. 6.000% 4/01/20	700,000	695,148
Energy — Alternate Sources – 0.0%
Headwaters, Inc. (b) 11.375% 11/01/14	65,000	65,163
Entertainment – 0.5%
AMC Entertainment, Inc. 8.750% 6/01/19	250,000	256,250
International Game Technology 7.500% 6/15/19	160,000	176,833
Mohegan Tribal Gaming Authority 6.125% 2/15/13	545,000	433,275
Speedway Motorsports, Inc. (b) 8.750% 6/01/16	50,000	52,250
Tunica-Biloxi Gaming Authority (b) 9.000% 11/15/15	565,000	508,500
		1,427,108
Environmental Controls – 0.4%
Allied Waste North America, Inc. (e) 7.250% 3/15/15	625,000	657,031
Republic Services, Inc. 6.750% 8/15/11	440,000	462,821
		1,119,852
Foods – 0.5%
ConAgra Foods, Inc. 7.000% 4/15/19	255,000	297,412
Great Atlantic & Pacific Tea Co. (b) 11.375% 8/01/15	435,000	448,050
Ralcorp Holdings Corp. (b) 6.625% 8/15/39	480,000	492,936
Sara Lee Corp. 3.875% 6/15/13	215,000	221,337
		1,459,735
Forest Products & Paper – 0.2%
International Paper Co. 9.375% 5/15/19	385,000	466,076
Newark Group, Inc. (f) 9.750% 3/15/14	170,000	46,750
Verso Paper Holdings LLC (b) 11.500% 7/01/14	175,000	186,375
		699,201
Gas – 0.2%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	160,000	147,752
Southwest Gas Corp. 8.375% 2/15/11	315,000	337,203
		484,955
Hand & Machine Tools – 0.2%
Black & Decker Corp. 8.950% 4/15/14	235,000	277,338
Kennametal, Inc. 7.200% 6/15/12	410,000	432,145
		709,483
Health Care — Products – 0.7%
Beckman Coulter, Inc. 6.000% 6/01/15	260,000	286,498
Beckman Coulter, Inc. 7.000% 6/01/19	210,000	240,947
Covidien International Finance SA 5.450% 10/15/12	225,000	244,612
Covidien International Finance SA (e) 6.550% 10/15/37	770,000	897,458

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Inverness Medical Innovations, Inc. 9.000% 5/15/16	$250,000	$253,750
Medtronic, Inc. 1.625% 4/15/13	275,000	267,437
		2,190,702
Health Care — Services – 0.7%
Apria Healthcare Group, Inc. (b) 11.250% 11/01/14	80,000	86,600
Apria Healthcare Group, Inc. (b) 12.375% 11/01/14	75,000	81,562
Community Health Systems, Inc. 8.875% 7/15/15	250,000	257,500
HCA, Inc. (b) 8.500% 4/15/19	460,000	487,600
HCA, Inc. 9.250% 11/15/16	210,000	219,450
Roche Holdings, Inc. (b) 5.000% 3/01/14	380,000	411,559
Roche Holdings, Inc. (b) 6.000% 3/01/19	80,000	89,245
Tenet Healthcare Corp. (b) 10.000% 5/01/18	250,000	275,625
Universal Health Services, Inc. 6.750% 11/15/11	150,000	160,159
		2,069,300
Holding Company — Diversified – 0.1%
Hutchison Whampoa International. (b) 5.750% 9/11/19	310,000	313,647
Kansas City Southern Railway 8.000% 6/01/15	90,000	92,250
		405,897
Home Builders – 0.1%
D.R. Horton, Inc. 4.875% 1/15/10	200,000	200,000
Household Products – 0.0%
ACCO Brands Corp. (b) 10.625% 3/15/15	105,000	112,350
Housewares – 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	74,000	74,731
Toro Co. 7.800% 6/15/27	170,000	167,740
Whirlpool Corp. 8.600% 5/01/14	120,000	136,986
		379,457
Insurance – 0.9%
Aflac, Inc. 8.500% 5/15/19	150,000	176,136
The Allstate Corp. 7.450% 5/16/19	60,000	70,705
Berkshire Hathaway Finance Corp. 4.850% 1/15/15	225,000	243,741
Lincoln National Corp. 6.300% 10/09/37	365,000	331,343
Lincoln National Corp. 8.750% 7/01/19	350,000	407,507
MetLife, Inc. Series A 6.817% 8/15/18	535,000	599,079
Principal Financial Group, Inc. (e) 8.875% 5/15/19	175,000	203,025
Prudential Financial, Inc. 4.750% 9/17/15	520,000	521,852
		2,553,388
Investment Companies – 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	295,000	292,614
Iron & Steel – 0.8%
Allegheny Technologies, Inc. 9.375% 6/01/19	50,000	56,869
ArcelorMittal 7.000% 10/15/39	800,000	756,488
ArcelorMittal (e) 9.000% 2/15/15	815,000	940,893
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	394,613
Tube City IMS Corp. 9.750% 2/01/15	260,000	236,600
		2,385,463
Leisure Time – 0.0%
Sabre Holdings Corp. 8.350% 3/15/16	110,000	98,175
Lodging – 0.6%
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (b) 11.250% 6/01/17	325,000	331,500
Marriott International, Inc. (e) 6.200% 6/15/16	1,110,000	1,085,320
MGM Mirage 5.875% 2/27/14	160,000	116,800
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	340,000	338,300
		1,871,920
Machinery — Diversified – 0.4%
Briggs & Stratton Corp. 8.875% 3/15/11	500,000	526,250
Roper Industries, Inc. 6.625% 8/15/13	620,000	675,462
		1,201,712
Manufacturing – 1.3%
Eaton Corp. (e) 7.650% 11/15/29	760,000	931,467
General Electric Co. 5.250% 12/06/17	135,000	140,446
Illinois Tool Works, Inc. (b) 5.150% 4/01/14	360,000	395,473
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	280,000	309,784
SPX Corp. 7.625% 12/15/14	285,000	293,550
Tyco Electronics Group SA 6.000% 10/01/12	500,000	532,551
Tyco Electronics Group SA 6.550% 10/01/17	450,000	472,240
Tyco Electronics Group SA (e) 7.125% 10/01/37	590,000	605,103
Tyco International Finance SA 8.500% 1/15/19	215,000	262,228
		3,942,842
Media – 2.5%
CBS Corp. (e) 7.875% 7/30/30	550,000	546,841
Comcast Corp. 6.400% 5/15/38	465,000	474,469
Cox Communications, Inc. (e) 4.625% 1/15/10	950,000	956,217

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cox Communications, Inc. 6.750% 3/15/11	$130,000	$137,062
Echostar DBS Corp. 6.625% 10/01/14	305,000	297,375
Gannett Co. Inc. (b) 8.750% 11/15/14	50,000	49,000
Gannett Co. Inc. (b) 9.375% 11/15/17	100,000	97,500
McGraw-Hill Cos., Inc. (e) 5.375% 11/15/12	1,095,000	1,160,085
News America, Inc. (b) 6.900% 8/15/39	325,000	344,572
Rogers Communications, Inc. 7.500% 8/15/38	135,000	163,515
Sinclair Television Group, Inc. (b) 9.250% 11/01/17	275,000	270,875
Thomson Corp. (e) 5.700% 10/01/14	855,000	943,628
Thomson Corp. 6.200% 1/05/12	65,000	70,722
Time Warner Cable, Inc. 6.750% 6/15/39	505,000	534,855
Time Warner Cable, Inc. 7.500% 4/01/14	355,000	408,628
Time Warner Cable, Inc. 8.250% 4/01/19	325,000	390,947
Time Warner, Inc. 5.875% 11/15/16	235,000	251,917
Videotron Ltd. 9.125% 4/15/18	280,000	303,100
		7,401,308
Metal Fabricate & Hardware – 0.3%
Timken Co. 5.750% 2/15/10	525,000	529,956
Timken Co. 6.000% 9/15/14	275,000	286,844
		816,800
Mining – 1.3%
Codelco, Inc. (b) 6.150% 10/24/36	465,000	465,842
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	430,000	463,417
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	330,000	410,579
Teck Resources Ltd. (b) 9.750% 5/15/14	275,000	308,687
Teck Resources Ltd. (b) 10.250% 5/15/16	700,000	806,750
Teck Resources Ltd. (b) 10.750% 5/15/19	275,000	320,375
Vale Overseas Ltd. 6.250% 1/23/17	465,000	486,111
Vale Overseas Ltd. 6.875% 11/21/36	425,000	427,592
		3,689,353
Office Equipment/Supplies – 0.1%
Xerox Corp. 5.500% 5/15/12	305,000	321,463
Xerox Corp. 8.250% 5/15/14	65,000	74,891
		396,354
Office Furnishings – 0.5%
Herman Miller, Inc. 7.125% 3/15/11	475,000	475,311
Steelcase, Inc. (e) 6.500% 8/15/11	900,000	904,248
		1,379,559
Oil & Gas – 1.4%
Denbury Resources, Inc. 9.750% 3/01/16	300,000	321,750
Devon Energy Corp. 6.300% 1/15/19	170,000	188,234
Mariner Energy, Inc. 11.750% 6/30/16	250,000	275,000
Morgan Stanley Bank AG for OAO Gazprom (b) 9.625% 3/01/13	300,000	331,500
Pemex Project Funding Master Trust 6.625% 6/15/38	476,000	461,782
Petrohawk Energy Corp. 9.125% 7/15/13	300,000	310,500
Pioneer Natural Resources Co. 6.650% 3/15/17	140,000	133,859
Pioneer Natural Resources Co. 6.875% 5/01/18	35,000	33,471
The Premcor Refining Group, Inc. 6.750% 5/01/14	380,000	391,753
Quicksilver Resources, Inc. 7.125% 4/01/16	180,000	161,550
Quicksilver Resources, Inc. 8.250% 8/01/15	115,000	112,413
Southwestern Energy Co. (b) 7.500% 2/01/18	135,000	138,712
Talisman Energy, Inc. 7.750% 6/01/19	285,000	338,731
Tesoro Corp. 6.500% 6/01/17	180,000	161,100
Transocean, Inc. 1.500% 12/15/37	280,000	274,050
XTO Energy, Inc. 4.900% 2/01/14	340,000	357,362
XTO Energy, Inc. 6.250% 4/15/13	115,000	125,578
		4,117,345
Oil & Gas Services – 0.1%
Basic Energy Services, Inc. 7.125% 4/15/16	360,000	298,800
Packaging & Containers – 0.5%
Crown Americas LLC/Crown Americas Capital Corp. 7.625% 11/15/13	70,000	71,750
Pactiv Corp. 5.875% 7/15/12	295,000	314,265
Pactiv Corp. 6.400% 1/15/18	260,000	268,684
Plastipak Holdings, Inc. (b) 10.625% 8/15/19	50,000	54,750
Pregis Corp. 12.375% 10/15/13	360,000	347,400
Silgan Holdings, Inc. (b) 7.250% 8/15/16	250,000	253,750
Solo Cup Co. (b) 10.500% 11/01/13	50,000	53,000
		1,363,599
Pipelines – 2.3%
Atlas Pipeline Partners LP 8.125% 12/15/15	85,000	68,638
Colonial Pipeline Co. (b) 7.630% 4/15/32	60,000	71,256
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	250,000	269,365
DCP Midstream LLC (b) 9.750% 3/15/19	350,000	418,128
Duke Energy Field Services Corp. (e) 7.875% 8/16/10	175,000	183,563
Enbridge, Inc. (e) 5.800% 6/15/14	1,040,000	1,142,496

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enogex LLC (b) (e) 6.875% 7/15/14	$825,000	$861,295
Enterprise Products Operating LP 7.500% 2/01/11	100,000	106,271
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	225,000	229,025
Kern River Funding Corp. (b) 4.893% 4/30/18	119,722	120,446
Kinder Morgan Energy Partners LP 6.000% 2/01/17	110,000	116,003
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	85,749
Kinder Morgan Energy Partners LP 6.950% 1/15/38	515,000	551,699
Kinder Morgan Finance Co. 5.700% 1/05/16	360,000	342,450
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (b) 6.875% 11/01/14	30,000	28,200
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	115,000	121,584
Plains All American Pipeline Co. 5.625% 12/15/13	305,000	317,275
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	510,000	553,756
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	340,000	381,343
Southern Natural Gas Co. (b) 5.900% 4/01/17	320,000	326,865
Texas Eastern Transmission LP (b) 6.000% 9/15/17	385,000	415,118
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	200,000	214,886
		6,925,411
Real Estate Investment Trusts (REITS) – 0.4%
Senior Housing Properties Trust 8.625% 1/15/12	45,000	45,900
Simon Property Group LP 4.875% 3/18/10	520,000	524,161
Weingarten Realty Investors Series A 4.857% 1/15/14	650,000	604,922
		1,174,983
Retail – 0.6%
Burlington Coat Factory Warehouse Corp. 11.125% 4/15/14	95,000	98,088
CVS Caremark Corp. 6.125% 9/15/39	450,000	454,590
J.C. Penney Corp., Inc. 7.950% 4/01/17	125,000	132,187
McDonald's Corp. 6.300% 10/15/37	295,000	332,140
Neiman Marcus Group, Inc. 10.375% 10/15/15	125,000	110,000
Nordstrom, Inc. 6.750% 6/01/14	135,000	150,435
Rite Aid Corp. 9.375% 12/15/15	425,000	352,750
		1,630,190
Savings & Loans – 0.3%
Glencore Funding LLC (b) 6.000% 4/15/14	545,000	534,572
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	580,000	387,150
Washington Mutual Bank (e) (f) 5.650% 8/15/14	1,225,000	3,062
		924,784
Semiconductors – 0.3%
Micron Technology, Inc. 1.875% 6/01/14	1,000,000	773,750
Software – 0.7%
First Data Corp. 9.875% 9/24/15	340,000	313,650
Fiserv, Inc. (e) 6.125% 11/20/12	905,000	994,464
Oracle Corp. 6.125% 7/08/39	645,000	709,642
		2,017,756
Telecommunications – 3.4%
AT&T, Inc. 6.150% 9/15/34	680,000	685,478
AT&T, Inc. (e) 6.500% 9/01/37	635,000	677,095
British Telecom PLC STEP 9.625% 12/15/30	310,000	389,483
CenturyTel, Inc. 6.150% 9/15/19	195,000	195,812
CenturyTel, Inc. 7.600% 9/15/39	285,000	278,846
Deutsche Telekom International Finance BV STEP (e) 8.750% 6/15/30	340,000	438,375
Embarq Corp. 7.082% 6/01/16	210,000	229,417
Embarq Corp. 7.995% 6/01/36	305,000	315,580
Frontier Communications Corp. 8.125% 10/01/18	250,000	250,938
Hughes Network Systems LLC/HNS Finance Corp. 9.500% 4/15/14	340,000	345,950
Intelsat Bermuda Ltd. 9.250% 6/15/16	455,000	436,800
Nokia Corp. 5.375% 5/15/19	250,000	258,182
Qwest Corp. 7.875% 9/01/11	455,000	469,788
Qwest Corp. (e) 8.875% 3/15/12	1,330,000	1,399,825
Rogers Wireless Communications, Inc. 6.800% 8/15/18	560,000	631,214
Rogers Wireless Communications, Inc. 7.500% 3/15/15	30,000	34,882
Telecom Italia Capital 6.000% 9/30/34	80,000	76,649
Telecom Italia Capital 6.175% 6/18/14	475,000	515,280
Time Warner Telecom Holdings, Inc. 9.250% 2/15/14	300,000	309,000
Verizon Communications, Inc. 8.950% 3/01/39	450,000	611,117

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Verizon Virginia, Inc., Series A 4.625% 3/15/13	$550,000	$574,984
Viasat, Inc. (b) 8.875% 9/15/16	240,000	243,600
Virgin Media Finance PLC 9.125% 8/15/16	340,000	350,200
Windstream Corp. 8.625% 8/01/16	460,000	472,650
		10,191,145
Transportation – 0.5%
Bristow Group, Inc. 6.125% 6/15/13	270,000	259,200
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	160,000	175,754
Canadian National Railway Co. 6.375% 11/15/37	305,000	351,791
Con-way, Inc. 8.875% 5/01/10	270,000	272,969
RailAmerica, Inc. (b) 9.250% 7/01/17	250,000	261,250
Union Pacific Corp. 5.750% 11/15/17	225,000	240,743
		1,561,707
Trucking & Leasing – 0.6%
GATX Corp. (e) 8.750% 5/15/14	630,000	715,194
TTX Co. (b) (e) 4.500% 12/15/10	905,000	902,098
		1,617,292
TOTAL CORPORATE DEBT (Cost $119,983,868)		123,605,172
MUNICIPAL OBLIGATIONS – 0.5%
North Texas Tollway Authority (e) 6.718% 1/01/49	870,000	947,856
State of California 5.950% 4/01/16	225,000	230,535
State of California 7.550% 4/01/39	300,000	311,679
TOTAL MUNICIPAL OBLIGATIONS (Cost $1,400,266)		1,490,070
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 7.2%
Automobile ABS – 0.3%
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.295% 3/15/11	245,821	245,648
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	450,000	455,120
		700,768
Commercial MBS – 4.1%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN (e) 5.744% 2/10/51	1,435,000	1,272,339
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN (e) 5.694% 6/11/50	635,000	582,679
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 (e) 5.205% 2/11/44	1,200,000	1,183,542
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 (e) 5.330% 1/12/45	680,000	685,941
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A (e) 5.237% 12/11/49	825,000	813,986
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN (e) 5.816% 12/10/49	1,040,000	926,736
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) (e) 6.216% 1/15/18	1,220,000	633,966
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	880,000	852,129
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	880,000	716,926
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	770,000	656,598
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 (e) 5.610% 4/15/49	1,240,000	1,255,487
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 6.068% 8/15/39	725,000	733,852
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 (e) 5.509% 4/15/47	1,335,000	1,041,796
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN (e) 6.055% 2/15/51	815,000	814,119
		12,170,096
Home Equity ABS – 0.0%
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	545	534

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS – 1.4%
Ares High Yield CSO PLC (Acquired 2/15/07, Cost $610,500), Series 2005-2A, Class 2B1 FRN (b) (c) (e) 1.292% 9/20/10	$600,000	$586,500
Newport Waves CDO (Acquired 3/30/07, Cost $1,173,637), Series 2007-1A, Class A3LS FRN (b) (c) (e) 0.892% 6/20/14	1,175,000	542,420
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $430,539), Series 2005-1A, Class B2 FRN (b) (c) 2.892% 9/20/10	430,000	384,952
Salt Creek High Yield CSO Ltd. (Acquired 1/23/07, Cost $520,794), Series 2005-1A, Class A7 FRN (b) (c) 2.292% 9/20/10	515,000	497,270
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	417,542	417,136
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (b) (d) 0.682% 7/27/20	750,000	750,000
SLM Student Loan Trust, Series 2003-2, Class A8 FRN 1.120% 9/15/28	215,000	202,100
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.744% 12/15/16	325,000	321,750
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	550,000	506,000
		4,208,128
WL Collateral CMO – 1.4%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.325% 7/20/36	418,228	354,611
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 3.931% 8/25/34	199,931	179,135
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.841% 9/25/33	22,363	17,415
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.969% 2/25/34	26,632	20,764
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.870% 8/25/34	45,941	41,305
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.435% 1/19/38	894,550	491,254
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN (e) 0.354% 5/25/37	1,171,359	636,122
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 4.231% 8/25/34	82,434	57,017
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	375,227	197,755
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 3.924% 2/25/34	317,354	287,342
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.992% 7/25/33	5,404	5,007
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 4.974% 2/25/34	10,196	8,896
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 4.236% 2/25/34	570	465
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN (e) 0.424% 4/25/46	1,075,712	540,676
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN (e) 0.434% 6/25/46	1,663,284	835,452
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.941% 3/25/34	44,960	37,816
Structured Asset Securities Corp., Series 2003-7H, Class A1II 6.500% 3/25/33	320,578	331,460
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	97,433	80,280
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 2.158% 4/25/44	136,564	58,527
		4,181,299

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.863% 6/25/32	$42,695	$34,817
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $25,521,057)		21,295,642
SOVEREIGN DEBT OBLIGATIONS – 0.5%
Brazilian Government International Bond 5.875% 1/15/19	564,000	597,840
Colombia Government International Bond 7.375% 3/18/19	282,000	319,365
Poland Government International Bond 6.375% 7/15/19	320,000	353,200
Republic of Brazil 5.625% 1/07/41	235,000	217,963
United Mexican States 8.375% 1/14/11	90,000	96,867
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,483,187)		1,585,235
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 38.7%
Collateralized Mortgage Obligations – 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	69,333	76,322
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	30,153	33,774
		110,096
Pass-Through Securities – 38.6%
Federal Home Loan Mortgage Corp.
Pool #G11476 5.000% 11/01/18	264,756	282,948
Pool #B16010 5.000% 8/01/19	9,678	10,331
Pool #B17058 5.000% 9/01/19	24,848	26,524
Pool #B17494 5.000% 12/01/19	172,003	183,660
Pool #B14584 5.000% 1/01/20	377,049	402,249
Pool #B18677 5.000% 1/01/20	27,140	28,954
Pool #E90268 5.500% 6/01/17	3,244	3,459
Pool #G11723 5.500% 7/01/20	2,272,484	2,444,341
Pool #J00747 5.500% 1/01/21	2,105,859	2,263,140
Pool #J00939 5.500% 1/01/21	779,743	837,737
Pool #J01117 5.500% 2/01/21	1,504,521	1,616,419
Pool #C01283 5.500% 11/01/31	58,303	61,751
Pool #G04381 5.500% 5/01/38	282,331	298,057
Pool #G08278 5.500% 7/01/38	1,731,655	1,827,031
Pool #E89199 6.000% 4/01/17	18,516	20,031
Pool #G11431 6.000% 2/01/18	3,987	4,311
Pool #E00856 7.000% 9/01/31	6,949	7,613
Pool #C80207 7.500% 9/01/24	6,106	6,697
Pool #C00530 7.500% 7/01/27	4,963	5,459
Pool #C00563 7.500% 11/01/27	16,274	17,901
Pool #C00612 7.500% 4/01/28	1,131	1,245
Pool #C55867 7.500% 2/01/30	17,274	18,995
Federal National Mortgage Association
Pool #725692 3.922% 10/01/33	512,676	528,972
Pool #888586 4.063% 10/01/34	1,194,518	1,236,497
Pool #675713 5.000% 3/01/18	168,604	179,978
Pool #735010 5.000% 11/01/19	985,739	1,050,697
Pool #626582 5.500% 3/01/17	15,715	16,893
Pool #636859 5.500% 3/01/17	1,995	2,144
Pool #684173 5.500% 2/01/18	128,268	138,089
Pool #255807 5.500% 8/01/20	4,161,407	4,470,911
Pool #888468 5.500% 9/01/21	5,043,038	5,405,506
Pool #671272 5.500% 11/01/32	61,130	64,683
Pool #686534 5.500% 3/01/33	42,023	44,466
Pool #721406 5.500% 6/01/33	9,290	9,830
Pool #555880 5.500% 11/01/33	596,676	631,358
Pool #725503 5.500% 6/01/34	159,416	168,582
Pool #785171 5.500% 7/01/34	27,026	28,576
Pool #792231 5.500% 10/01/34	181,718	192,138
Pool #255458 5.500% 11/01/34	207,682	219,559
Pool #735141 5.500% 1/01/35	141,594	149,714
Pool #796781 5.500% 1/01/35	230,489	243,671
Pool #735224 5.500% 2/01/35	1,063,824	1,124,993
Pool #811127 5.500% 2/01/35	76,164	80,520
Pool #812016 5.500% 2/01/35	140,634	148,676
Pool #812908 5.500% 2/01/35	60,173	63,755
Pool #813109 5.500% 2/01/35	463,966	490,499
Pool #815400 5.500% 2/01/35	19,897	21,035
Pool #255631 5.500% 3/01/35	1,926,012	2,036,156
Pool #803355 5.500% 3/01/35	67,634	71,502
Pool #825454 5.500% 6/01/35	3,815,709	4,052,998
Pool #832972 5.500% 9/01/35	725,804	770,940
Pool #918516 5.500% 6/01/37	61,955	65,314
Pool #522294 5.625% 7/15/37	2,715,000	2,956,791
Pool #253880 6.500% 7/01/16	10,969	11,771
Pool #575579 7.500% 4/01/31	35,203	38,669
Pool #535996 7.500% 6/01/31	5,622	6,191
Government National Mortgage Association
Pool #579140 6.500% 1/15/32	5,535	5,973
Pool #587280 6.500% 9/15/32	6,484	6,995
Pool #550659 6.500% 9/15/35	203,404	218,437
Pool #538689 6.500% 12/15/35	90,039	96,413

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #780651 7.000% 10/15/27	$6,237	$6,813
Pool #462384 7.000% 11/15/27	4,436	4,847
Pool #482668 7.000% 8/15/28	3,309	3,615
Pool #506804 7.000% 5/15/29	21,221	23,182
Pool #506914 7.000% 5/15/29	68,114	74,409
Pool #581417 7.000% 7/15/32	9,785	10,665
Pool #591581 7.000% 8/15/32	1,499	1,634
Pool #423836 8.000% 8/15/26	2,487	2,750
Pool #444619 8.000% 3/15/27	12,991	14,375
Government National Mortgage Association TBA
Pool #20557 4.500% 1/01/39 (g)	4,000,000	4,056,875
Pool #4219 5.000% 1/01/38 (g)	51,658,000	53,667,817
Pool #10260 6.000% 6/01/36 (g)	1,477,000	1,564,004
Pool #20557 6.000% 6/01/36 (g)	16,530,000	17,552,794
New Valley Generation IV 4.687% 1/15/22	73,876	72,832
		114,475,357
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $112,244,228)		114,585,453
U.S. TREASURY OBLIGATIONS – 5.0%
U.S. Treasury Bonds & Notes – 5.0%
U.S. Treasury Bond (e) 4.375% 2/15/38	1,428,000	1,462,361
U.S. Treasury Note (e) 3.500% 2/15/18	5,940,000	6,054,160
U.S. Treasury Note (e) 4.250% 8/15/15	2,370,000	2,582,559
U.S. Treasury Note (e) 4.875% 5/31/11	3,610,000	3,851,278
U.S. Treasury Principal Strip (e) 0.000% 2/15/28	1,980,000	874,033
		14,824,391
TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,344,052)		14,824,391
TOTAL BONDS & NOTES (Cost $273,976,658)		277,385,963
TOTAL LONG-TERM INVESTMENTS (Cost $274,784,251)		278,014,415
SHORT-TERM INVESTMENTS – 29.6%
Commercial Paper – 29.6% (h)
AGL Capital Corp. (b) 0.400% 11/20/09	2,565,000	2,564,458
Avery Dennison Corp. (b) 0.280% 11/16/09	7,000,000	6,999,183
Cadbury Schweppes Finance PLC (b) 0.300% 11/09/09	2,000,000	1,999,867
Cadbury Schweppes Financial PLC (b) 0.420% 12/11/09	5,000,000	4,997,667
CVS Corp. (b) 0.220% 12/02/09	2,575,000	2,574,512
Devon Energy Corp. (b) 0.240% 11/09/09	1,000,000	999,947
Devon Energy Corp. (b) 0.300% 12/14/09	3,000,000	2,998,925
Devon Energy Corp. (b) 0.330% 1/04/10	1,000,000	999,413
Devon Energy Corp. (b) 0.360% 1/07/10	2,000,000	1,998,660
Duke Energy Corp. (b) 0.280% 11/18/09	1,685,000	1,684,777
Duke Energy Corp. (b) 0.290% 11/18/09	1,175,000	1,174,839
Duke Energy Corp. (b) 0.370% 1/06/10	814,000	813,448
Duke Energy Corp. (b) 0.370% 1/11/10	2,450,000	2,448,212
Eaton Corp. (b) 0.300% 11/17/09	2,865,000	2,864,618
Eaton Corp. (b) 0.400% 12/21/09	3,015,000	3,013,324
Elsevier Financial SA (b) 0.350% 11/10/09	5,555,000	5,554,514
Kraft Foods, Inc. 0.440% 12/15/09	5,075,000	5,072,271
Kraft Foods, Inc. 0.480% 12/15/09	1,110,000	1,109,349
Lincoln National Corp. (b) 0.280% 11/05/09	2,090,000	2,089,935
Oneok, Inc. (b) 0.280% 11/12/09	925,000	924,921
Progress Energy, Inc. (b) 0.300% 12/17/09	1,290,000	1,289,506
Progress Energy, Inc. (b) 0.430% 1/12/10	2,790,000	2,787,601
Ryder System, Inc. 0.400% 11/02/09	2,135,000	2,134,976
Safeway, Inc. 0.280% 11/23/09	1,130,000	1,129,807
Time Warner Cable, Inc. (b) 0.330% 11/03/09	2,200,000	2,199,960
Time Warner Cable, Inc. (b) 0.350% 11/04/09	2,685,000	2,684,922
Transocean Ltd. (b) 0.270% 11/06/09	3,200,000	3,199,880
Viacom, Inc. (b) 0.280% 11/06/09	720,000	719,972
Wellpoint, Inc. (b) 0.270% 12/16/09	1,300,000	1,299,561
Wellpoint, Inc. (b) 0.400% 1/15/10	5,000,000	4,995,833
Xcel Energy, Inc. (b) 0.270% 11/19/09	3,510,000	3,509,526
Xcel Energy, Inc. (b) 0.300% 11/30/09	2,274,000	2,273,450
XTO Energy, Inc. 0.280% 11/25/09	2,000,000	1,999,627
XTO Energy, Inc. 0.320% 1/05/10	2,000,000	1,998,844
XTO Energy, Inc. 0.330% 1/20/10	2,700,000	2,698,020
Time Deposits – 0.0%
Euro Time Deposit 0.010% 11/02/09	1,558	1,558
TOTAL SHORT-TERM INVESTMENTS (Cost $87,805,883)		87,805,883
TOTAL INVESTMENTS – 123.4% (Cost $362,590,134) (i)		365,820,298
Other Assets/ (Liabilities) – (23.4)%		(69,325,127)
NET ASSETS – 100.0%		$296,495,171

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments
ABS	Asset Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
CSO	Collateralized Synthetic Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $94,160,848 or 31.76% of net assets.
(c)	Restricted security. (Note 2).
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(f)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2009, these securities amounted to a value of $49,812 or 0.02% of net assets.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2009

	Principal Amount	Value
BONDS & NOTES – 94.5%
CORPORATE DEBT – 94.5%
Advertising – 0.3%
Interpublic Group of Companies, Inc. (a) 10.000% 7/15/17	$450,000	$483,750
Aerospace & Defense – 4.8%
Alliant Techsystems, Inc. 6.750% 4/01/16	1,305,000	1,282,163
BE Aerospace, Inc. 8.500% 7/01/18	1,350,000	1,404,000
L-3 Communications Corp. 6.125% 7/15/13	2,830,000	2,851,225
TransDigm, Inc. 7.750% 7/15/14	1,370,000	1,376,850
Vought Aircraft Industries, Inc. 8.000% 7/15/11	1,805,000	1,800,487
		8,714,725
Apparel – 0.8%
Levi Strauss & Co. 9.750% 1/15/15	1,355,000	1,415,975
Auto Manufacturers – 2.7%
Ford Motor Co. 7.450% 7/16/31	3,800,000	3,116,000
Navistar International Corp. 8.250% 11/01/21	1,855,000	1,810,944
		4,926,944
Auto Parts & Equipment – 1.0%
Affinia Group, Inc. (a) 9.000% 11/30/14	1,910,000	1,828,825
Automotive & Parts – 1.8%
The Goodyear Tire & Rubber Co. 9.000% 7/01/15	210,000	216,300
The Goodyear Tire & Rubber Co. 10.500% 5/15/16	1,480,000	1,602,100
Titan International, Inc. 8.000% 1/15/12	1,440,000	1,368,000
		3,186,400
Building Materials – 1.9%
Interline Brands, Inc. 8.125% 6/15/14	1,685,000	1,659,725
Masco Corp. 6.125% 10/03/16	1,485,000	1,424,287
Owens Corning, Inc. 9.000% 6/15/19	275,000	298,344
		3,382,356
Coal – 0.3%
Arch Western Finance LLC 6.750% 7/01/13	545,000	525,925
Commercial Services – 5.3%
Cenveo Corp. (a) 10.500% 8/15/16	1,730,000	1,699,725
Corrections Corporation of America 7.750% 6/01/17	675,000	695,250
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	545,000	531,375
Iron Mountain, Inc. 8.375% 8/15/21	250,000	258,750
Iron Mountain, Inc. 8.750% 7/15/18	1,705,000	1,777,462
Service Corp. International/US 7.000% 6/15/17	1,555,000	1,516,125
Ticketmaster Entertainment, Inc. (a) 10.750% 8/01/16	1,000,000	1,030,000
United Rentals North America, Inc. 7.750% 11/15/13	1,595,000	1,459,425
United Rentals North America, Inc. (a) 10.875% 6/15/16	600,000	651,000
		9,619,112
Diversified Financial – 5.2%
CIT Group, Inc. 7.625% 11/30/12	965,000	625,131
Ford Motor Credit Co. LLC 7.500% 8/01/12	1,105,000	1,076,110
Ford Motor Credit Co. LLC 8.000% 6/01/14	3,410,000	3,315,522
GMAC LLC (a) 8.000% 11/01/31	3,050,000	2,607,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. (a) 10.625% 4/01/17	1,695,000	1,728,900
		9,353,413
Electric – 4.6%
The AES Corp. 8.000% 10/15/17	1,680,000	1,688,400
Edison Mission Energy 7.750% 6/15/16	1,950,000	1,677,000
Intergen NV (a) 9.000% 6/30/17	1,680,000	1,747,200
NRG Energy, Inc. 7.375% 2/01/16	635,000	631,031
NRG Energy, Inc. 8.500% 6/15/19	950,000	961,875
Texas Competitive Electric Holdings Co. LLC, Series B 10.250% 11/01/15	2,225,000	1,579,750
		8,285,256
Electrical Components & Equipment – 0.2%
Anixter, Inc. 10.000% 3/15/14	400,000	433,000
Energy — Alternate Sources – 0.3%
Headwaters, Inc. (a) 11.375% 11/01/14	550,000	551,375
Entertainment – 2.8%
AMC Entertainment, Inc. 8.750% 6/01/19	1,525,000	1,563,125
Seneca Gaming Corp. 7.250% 5/01/12	1,585,000	1,529,525
Speedway Motorsports, Inc. (a) 8.750% 6/01/16	350,000	365,750
Tunica-Biloxi Gaming Authority (a) 9.000% 11/15/15	1,835,000	1,651,500
		5,109,900
Environmental Controls – 0.8%
Waste Services, Inc. 9.500% 4/15/14	1,399,000	1,405,995

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Foods – 2.0%
Great Atlantic & Pacific Tea Co. (a) 11.375% 8/01/15	$2,155,000	$2,219,650
SUPERVALU, Inc. 7.500% 11/15/14	915,000	912,713
SUPERVALU, Inc. 8.000% 5/01/16	500,000	508,750
		3,641,113
Forest Products & Paper – 2.6%
Georgia-Pacific LLC (a) 8.250% 5/01/16	1,640,000	1,738,400
Georgia-Pacific LLC 8.875% 5/15/31	530,000	543,250
Newark Group, Inc. (b) 9.750% 3/15/14	2,085,000	573,375
NewPage Corp. (a) 11.375% 12/31/14	1,760,000	1,755,600
		4,610,625
Health Care — Products – 0.8%
Inverness Medical Innovations, Inc. 9.000% 5/15/16	1,400,000	1,421,000
Health Care — Services – 5.6%
Apria Healthcare Group, Inc. (a) 11.250% 11/01/14	675,000	730,687
Apria Healthcare Group, Inc. (a) 12.375% 11/01/14	1,100,000	1,196,250
Community Health Systems, Inc. 8.875% 7/15/15	2,220,000	2,286,600
DaVita, Inc. 6.625% 3/15/13	1,325,000	1,305,125
HCA, Inc. 6.500% 2/15/16	1,300,000	1,212,250
HCA, Inc. 9.250% 11/15/16	1,675,000	1,750,375
HCA, Inc. (a) 9.875% 2/15/17	150,000	161,250
Tenet Healthcare Corp. (a) 10.000% 5/01/18	1,420,000	1,565,550
		10,208,087
Holding Company — Diversified – 0.8%
Kansas City Southern Railway 8.000% 6/01/15	1,420,000	1,455,500
Household Products – 1.0%
ACCO Brands Corp. (a) 10.625% 3/15/15	1,610,000	1,722,700
Iron & Steel – 0.7%
Tube City IMS Corp. 9.750% 2/01/15	1,435,000	1,305,850
Leisure Time – 1.3%
Sabre Holdings Corp. 6.350% 3/15/16	2,715,000	2,423,138
Lodging – 2.7%
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. (a) 11.250% 6/01/17	2,450,000	2,499,000
MGM Mirage 5.875% 2/27/14	3,365,000	2,456,450
		4,955,450
Machinery — Diversified – 0.5%
Stewart & Stevenson LLC 10.000% 7/15/14	1,045,000	961,400
Manufacturing – 2.5%
Bombardier, Inc. (a) 8.000% 11/15/14	1,615,000	1,655,375
Polypore, Inc. 8.750% 5/15/12	1,490,000	1,478,825
SPX Corp. 7.625% 12/15/14	1,375,000	1,416,250
		4,550,450
Media – 6.2%
Echostar DBS Corp. 6.625% 10/01/14	1,270,000	1,238,250
Echostar DBS Corp. 7.750% 5/31/15	1,575,000	1,610,437
Gannett Co. Inc. (a) 8.750% 11/15/14	280,000	274,400
Gannett Co. Inc. (a) 9.375% 11/15/17	1,000,000	975,000
Mediacom Broadband LLC 8.500% 10/15/15	2,595,000	2,620,950
Sinclair Television Group, Inc. (a) 9.250% 11/01/17	2,500,000	2,462,500
Videotron Ltd. 9.125% 4/15/18	1,300,000	1,407,250
Videotron Ltee (a) 9.125% 4/15/18	540,000	584,550
		11,173,337
Mining – 1.4%
Teck Resources Ltd. (a) 10.250% 5/15/16	2,195,000	2,529,738
Oil & Gas – 5.8%
Denbury Resources, Inc. 9.750% 3/01/16	1,925,000	2,064,562
Mariner Energy, Inc. 11.750% 6/30/16	1,500,000	1,650,000
Newfield Exploration Co. 6.625% 9/01/14	2,320,000	2,291,000
Petrohawk Energy Corp. 9.125% 7/15/13	1,100,000	1,138,500
Pioneer Natural Resources Co. 6.650% 3/15/17	1,200,000	1,147,367
Pioneer Natural Resources Co. 6.875% 5/01/18	275,000	262,985
Quicksilver Resources, Inc. 7.125% 4/01/16	1,875,000	1,682,813
Quicksilver Resources, Inc. 8.250% 8/01/15	290,000	283,475
		10,520,702
Packaging & Containers – 1.4%
Packaging Dynamics Finance Corp. (a) 10.000% 5/01/16	2,370,000	1,102,050
Plastipak Holdings, Inc. (a) 10.625% 8/15/19	255,000	279,225
Pregis Corp. 12.375% 10/15/13	765,000	738,225
Silgan Holdings, Inc. (a) 7.250% 8/15/16	200,000	203,000
Solo Cup Co. (a) 10.500% 11/01/13	275,000	291,500
		2,614,000
Pipelines – 4.1%
Atlas Pipeline Partners LP 8.125% 12/15/15	610,000	492,575
Dynegy Holdings, Inc. 8.375% 5/01/16	1,765,000	1,645,863
El Paso Corp. 7.375% 12/15/12	2,030,000	2,058,026

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kinder Morgan Finance Co. 5.700% 1/05/16	$1,990,000	$1,892,987
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. (a) 6.875% 11/01/14	345,000	324,300
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Series B 6.875% 11/01/14	1,065,000	1,011,750
		7,425,501
Retail – 4.4%
Burlington Coat Factory Warehouse Corp. (a) 11.125% 4/15/14	2,240,000	2,312,800
Neiman Marcus Group, Inc. 10.375% 10/15/15	1,315,000	1,157,200
OSI Restaurant Partners, Inc. (a) 10.000% 6/15/15	1,900,000	1,607,875
Rite Aid Corp. 9.375% 12/15/15	3,400,000	2,822,000
		7,899,875
Savings & Loans – 0.8%
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	2,180,000	1,455,150
Software – 1.5%
First Data Corp. 9.875% 9/24/15	2,925,000	2,698,313
Telecommunications – 13.9%
Cincinnati Bell, Inc. 8.375% 1/15/14	2,315,000	2,303,425
Citizens Communications Co. 6.250% 1/15/13	513,000	506,588
Hughes Network Systems LLC/HNS Finance Corp. 9.500% 4/15/14	3,135,000	3,189,862
Intelsat Bermuda Ltd. 9.250% 6/15/16	2,085,000	2,001,600
Nextel Communications, Inc. Series D 7.375% 8/01/15	425,000	376,656
Qwest Communications International, Inc. Series B 7.500% 2/15/14	4,000,000	3,920,000
Sprint Capital Corp. 8.375% 3/15/12	3,205,000	3,245,062
Time Warner Telecom Holdings, Inc. 9.250% 2/15/14	2,505,000	2,580,150
Viasat, Inc. (a) 8.875% 9/15/16	1,700,000	1,725,500
Virgin Media Finance PLC 9.125% 8/15/16	2,885,000	2,971,550
Windstream Corp. 8.625% 8/01/16	2,353,000	2,417,708
		25,238,101
Transportation – 1.7%
Bristow Group, Inc. 7.500% 9/15/17	1,575,000	1,515,938
RailAmerica, Inc. (a) 9.250% 7/01/17	1,500,000	1,567,500
		3,083,438
TOTAL CORPORATE DEBT (Cost $170,141,700)		171,116,419
TOTAL BONDS & NOTES (Cost $170,141,700)		171,116,419
TOTAL LONG-TERM INVESTMENTS (Cost $170,141,700)		171,116,419
SHORT-TERM INVESTMENTS – 2.9%
Commercial Paper – 2.9%
Equifax, Inc. (a) 0.280% 11/09/09	1,000,000	999,938
Equifax, Inc. (a) 0.300% 11/09/09	2,425,000	2,424,838
Time Warner Cable, Inc. (a) 0.330% 11/03/09	1,850,000	1,849,966
Time Deposits – 0.0%
Euro Time Deposit, 0.010%, due 11/02/09	15,766	15,766
TOTAL SHORT-TERM INVESTMENTS (Cost $5,290,508)		5,290,508
TOTAL INVESTMENTS – 97.4% (Cost $175,432,208) (c)		176,406,927
Other Assets/ (Liabilities) – 2.6%		4,698,896
NET ASSETS – 100.0%		$181,105,823

Notes to Portfolio of Investments
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $51,104,917 or 28.22% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2009, these securities amounted to a value of $573,375 or 0.32% of net assets.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

October 31, 2009

	Principal Amount	Value
BONDS & NOTES – 95.8%
CORPORATE DEBT – 19.6%
Banks – 11.4%
Depfa ACS Bank JPY (a) 1.650% 12/20/16	$40,000,000	$371,284
Eksportfinans A/S EUR (a) 4.750% 6/11/13	525,000	817,423
KFW JPY (a) 2.050% 2/16/26	92,000,000	982,755
Landwirtschaftliche Rentenbank JPY (a) 1.500% 6/20/14	100,000,000	1,120,736
		3,292,198
Multi-National – 6.7%
European Investment Bank AUD (a) 6.000% 8/14/13	600,000	543,925
International Bank for Reconstruction & Development Class E GBP (a) 5.400% 6/07/21	255,000	467,141
Nordic Investment Bank JPY (a) 1.700% 4/27/17	80,000,000	912,516
		1,923,582
Savings & Loans – 1.5%
LCR Finance PLC GBP (a) 4.750% 12/31/10	245,000	420,344
TOTAL CORPORATE DEBT (Cost $5,496,983)		5,636,124
SOVEREIGN DEBT OBLIGATIONS – 76.2%
Belgium Government EUR (a) 4.000% 3/28/13	800,000	1,250,804
Bundesrepublik Deutschland EUR (a) 4.250% 7/04/14	600,000	956,721
Canada Government CAD (a) (b) 4.550% 12/15/12	530,000	527,028
Finland Government EUR (a) 4.250% 9/15/12	200,000	314,652
Finland Government Bond EUR (a) 3.125% 9/15/14	650,000	982,827
French Republic EUR (a) 3.500% 7/12/11	200,000	305,970
French Republic EUR (a) 5.750% 10/25/32	550,000	997,534
Hellenic Republic EUR (a) 3.600% 7/20/16	830,000	1,206,622
Japan Government JPY (a) 1.700% 12/20/16	68,000,000	786,560
Japan Government JPY (a) 2.300% 3/19/26	100,000,000	1,134,360
Kingdom of Spain EUR (a) 3.800% 1/31/17	900,000	1,370,837
Kingdom of the Netherlands EUR (a) 4.250% 7/15/13	800,000	1,265,842
New South Wales Treasury Corp. AUD (a) 5.500% 8/01/14	715,000	624,004
New South Wales Treasury Corp. AUD (a) 5.500% 8/01/14	300,000	267,829
Poland Government Bond PLN (a) 4.750% 4/25/12	1,500,000	517,085
Poland Government Bond PLN (a) 5.250% 4/25/13	1,600,000	553,205
Portugal Obrigacoes do Tesouro OT EUR (a) 3.350% 10/15/15	800,000	1,202,481
Republic of Austria EUR (a) 4.650% 1/15/18	890,000	1,425,741
Republic of Germany EUR (a) 4.750% 7/04/28	950,000	1,529,764
Republic of Ireland EUR (a) 4.600% 4/18/16	915,000	1,412,193
United Kingdom GBP (a) 9/07/16	670,000	888,914
United Kingdom Gilt GBP (a) 3.250% 12/07/11	350,000	598,777
United Kingdom Treasury GBP (a) 4.750% 3/07/20	600,000	1,074,708
United Mexican States MXN (a) 8.000% 12/19/13	10,220,000	797,998
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $20,775,933)		21,992,456
TOTAL BONDS & NOTES (Cost $26,272,916)		27,628,580
TOTAL LONG-TERM INVESTMENTS (Cost $26,272,916)		27,628,580
SHORT-TERM INVESTMENTS – 5.4%
Repurchase Agreement – 5.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (c)	1,562,360	1,562,360
TOTAL SHORT-TERM INVESTMENTS (Cost $1,562,360)		1,562,360
TOTAL INVESTMENTS – 101.2% (Cost $27,835,276) (d)		29,190,940
Other Assets/ (Liabilities) – (1.2)%		(339,575)
NET ASSETS – 100.0%		$28,851,365

Notes to Portfolio of Investments
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $527,028 or 1.83% of net assets.
(c)	Maturity value of $1,562,362. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,595,090.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 59.8%
COMMON STOCK – 59.8%
Advertising – 0.1%
Interpublic Group of Companies, Inc. (a)	800	$4,816
Omnicom Group, Inc.	1,700	58,276
		63,092
Aerospace & Defense – 1.3%
The Boeing Co.	2,600	124,280
General Dynamics Corp.	2,900	181,830
Goodrich Corp.	850	46,198
L-3 Communications Holdings, Inc.	1,805	130,483
Lockheed Martin Corp.	2,641	181,674
Northrop Grumman Corp.	3,300	165,429
Raytheon Co.	5,100	230,928
Rockwell Collins, Inc.	300	15,114
United Technologies Corp.	7,200	442,440
		1,518,376
Agriculture – 1.3%
Altria Group, Inc.	14,332	259,553
Archer-Daniels-Midland Co.	8,695	261,893
Lorillard, Inc.	1,285	99,870
Philip Morris International, Inc.	17,776	841,871
Reynolds American, Inc.	2,939	142,483
		1,605,670
Airlines – 0.0%
Southwest Airlines Co.	1,900	15,960
Apparel – 0.2%
Nike, Inc. Class B	2,218	137,915
VF Corp.	800	56,832
		194,747
Auto Manufacturers – 0.2%
Ford Motor Co. (a)	26,494	185,458
Paccar, Inc.	1,700	63,597
		249,055
Automotive & Parts – 0.1%
The Goodyear Tire & Rubber Co. (a)	400	5,152
Johnson Controls, Inc.	4,700	112,424
		117,576
Banks – 2.9%
Bank of America Corp.	64,085	934,359
Bank of New York Mellon Corp.	7,799	207,921
BB&T Corp.	7,000	167,370
Capital One Financial Corp.	3,342	122,317
Comerica, Inc.	2,200	61,050
Fifth Third Bancorp	7,541	67,417
First Horizon National Corp. (a)	2,189	25,896
KeyCorp	3,700	19,943
M&T Bank Corp.	700	43,995
Marshall & Ilsley Corp.	10,596	56,371
Northern Trust Corp.	1,500	75,375
PNC Financial Services Group, Inc.	2,562	125,384
Regions Financial Corp.	4,197	20,314
State Street Corp.	3,230	135,595
SunTrust Banks, Inc.	2,178	41,622
U.S. Bancorp	12,400	287,928
Wells Fargo & Co.	38,643	1,063,455
Zions Bancorp	900	12,744
		3,469,056
Beverages – 1.5%
Brown-Forman Corp. Class B	800	39,048
The Coca-Cola Co.	13,741	732,533
Coca-Cola Enterprises, Inc.	5,799	110,587
Constellation Brands, Inc. Class A (a)	1,400	22,148
Dr. Pepper Snapple Group, Inc. (a)	1,600	43,616
Molson Coors Brewing Co. Class B	1,000	48,970
The Pepsi Bottling Group, Inc.	4,200	157,248
PepsiCo, Inc.	10,531	637,652
		1,791,802
Biotechnology – 0.7%
Amgen, Inc. (a)	10,711	575,502
Biogen Idec, Inc. (a)	2,576	108,527
Celgene Corp. (a)	939	47,936
Genzyme Corp. (a)	500	25,300
Life Technologies Corp. (a)	1,034	48,774
Millipore Corp. (a)	600	40,206
		846,245
Building Materials – 0.1%
Masco Corp.	5,777	67,880
Chemicals – 0.9%
Air Products & Chemicals, Inc.	1,200	92,556
Airgas, Inc.	600	26,616
CF Industries Holdings, Inc.	900	74,925
The Dow Chemical Co.	7,971	187,159
Du Pont (E.I.) de Nemours & Co.	7,422	236,168
Eastman Chemical Co.	2,668	140,097
Ecolab, Inc.	400	17,584
International Flavors & Fragrances, Inc.	600	22,854
Monsanto Co.	200	13,436
PPG Industries, Inc.	1,900	107,217
Praxair, Inc.	200	15,888
The Sherwin-Williams Co.	2,200	125,488
Sigma-Aldrich Corp.	628	32,612
		1,092,600
Coal – 0.1%
CONSOL Energy, Inc.	300	12,843
Massey Energy Co.	700	20,363
Peabody Energy Corp.	1,480	58,593
		91,799
Commercial Services – 0.9%
Apollo Group, Inc. Class A (a)	1,400	79,940
Automatic Data Processing, Inc.	1,900	75,620
Convergys Corp. (a)	10,834	117,549
DeVry, Inc.	600	33,174
Donnelley (R.R.) & Sons Co.	4,074	81,806
Equifax, Inc.	1,100	30,118
H&R Block, Inc.	2,200	40,348
Iron Mountain, Inc. (a)	1,200	29,316
MasterCard, Inc. Class A	600	131,412
McKesson Corp.	3,246	190,637
Moody's Corp.	2,566	60,763
Paychex, Inc.	1,000	28,410
Quanta Services, Inc. (a)	1,300	27,560
Robert Half International, Inc.	1,200	27,840
Total System Services, Inc.	4,500	71,865

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Western Union Co.	6,400	$116,288
		1,142,646
Computers – 4.3%
Affiliated Computer Services, Inc. Class A (a)	800	41,672
Apple, Inc. (a)	7,700	1,451,450
Cognizant Technology Solutions Corp. Class A (a)	1,800	69,570
Computer Sciences Corp. (a)	2,900	147,059
Dell, Inc. (a)	13,827	200,353
EMC Corp. (a)	27,095	446,255
Hewlett-Packard Co.	17,600	835,296
International Business Machines Corp.	12,400	1,495,564
Lexmark International, Inc. Class A (a)	2,340	59,670
NetApp, Inc. (a)	2,200	59,510
SanDisk Corp. (a)	4,200	86,016
Sun Microsystems, Inc. (a)	4,600	37,628
Teradata Corp. (a)	3,600	100,368
Western Digital Corp. (a)	4,333	145,935
		5,176,346
Cosmetics & Personal Care – 1.1%
Avon Products, Inc.	2,080	66,664
Colgate-Palmolive Co.	2,607	204,988
The Estee Lauder Cos., Inc. Class A	1,700	72,250
The Procter & Gamble Co.	17,218	998,644
		1,342,546
Distribution & Wholesale – 0.1%
Fastenal Co.	400	13,800
Genuine Parts Co.	1,600	55,984
W.W. Grainger, Inc.	500	46,865
		116,649
Diversified Financial – 3.3%
American Express Co.	8,200	285,688
Ameriprise Financial, Inc.	1,940	67,260
The Charles Schwab Corp.	4,005	69,447
Citigroup, Inc.	88,178	360,648
CME Group, Inc.	300	90,783
Discover Financial Services	6,550	92,617
E*TRADE Financial Corp. (a)	4,400	6,424
Federated Investors, Inc. Class B	600	15,750
Franklin Resources, Inc.	1,100	115,093
The Goldman Sachs Group, Inc.	5,400	918,918
IntercontinentalExchange, Inc. (a)	500	50,095
Invesco Ltd.	2,100	44,415
JP Morgan Chase & Co.	33,946	1,417,924
Legg Mason, Inc.	1,000	29,110
Morgan Stanley	8,825	283,459
The NASDAQ OMX Group, Inc. (a)	1,400	25,284
NYSE Euronext	1,100	28,435
SLM Corp. (a)	4,900	47,530
T. Rowe Price Group, Inc.	1,300	63,349
		4,012,229
Electric – 1.9%
The AES Corp. (a)	8,437	110,271
Allegheny Energy, Inc.	400	9,128
Ameren Corp.	2,600	63,284
American Electric Power Co., Inc.	2,703	81,685
CenterPoint Energy, Inc.	4,911	61,879
CMS Energy Corp.	1,600	21,280
Consolidated Edison, Inc.	1,036	42,144
Constellation Energy Group, Inc.	4,205	130,019
Dominion Resources, Inc.	3,018	102,884
DTE Energy Co.	1,800	66,564
Duke Energy Corp.	5,827	92,183
Dynegy, Inc. Class A (a)	4,100	8,200
Edison International	3,832	121,934
Entergy Corp.	1,000	76,720
Exelon Corp.	5,055	237,383
FirstEnergy Corp.	2,800	121,184
FPL Group, Inc.	3,019	148,233
Integrys Energy Group, Inc.	700	24,220
Northeast Utilities	1,400	32,270
Pepco Holdings, Inc.	1,700	25,381
PG&E Corp.	2,900	118,581
Pinnacle West Capital Corp.	800	25,056
PPL Corp.	2,533	74,571
Progress Energy, Inc.	1,600	60,048
Public Service Enterprise Group, Inc.	4,700	140,060
SCANA Corp.	1,400	47,376
The Southern Co.	2,700	84,213
TECO Energy, Inc.	1,700	24,378
Wisconsin Energy Corp.	900	39,303
Xcel Energy, Inc.	3,500	66,010
		2,256,442
Electrical Components & Equipment – 0.2%
Emerson Electric Co.	3,504	132,276
Molex, Inc.	7,950	148,426
		280,702
Electronics – 0.2%
Agilent Technologies, Inc. (a)	2,100	51,954
Amphenol Corp. Class A	1,100	44,132
FLIR Systems, Inc. (a)	400	11,124
Jabil Circuit, Inc.	4,900	65,562
PerkinElmer, Inc.	1,300	24,193
Waters Corp. (a)	300	17,229
		214,194
Engineering & Construction – 0.1%
Fluor Corp.	1,000	44,420
Jacobs Engineering Group, Inc. (a)	1,386	58,614
		103,034
Entertainment – 0.0%
International Game Technology	1,600	28,544
Environmental Controls – 0.1%
Republic Services, Inc.	3,194	82,757
Stericycle, Inc. (a)	300	15,711
Waste Management, Inc.	1,800	53,784
		152,252
Foods – 1.2%
Campbell Soup Co.	500	15,875
ConAgra Foods, Inc.	3,600	75,600
Dean Foods Co. (a)	1,857	33,853
General Mills, Inc.	2,512	165,591
H.J. Heinz Co.	2,700	108,648
The Hershey Co.	2,524	95,382
Hormel Foods Corp.	3,615	131,803
The J.M. Smucker Co.	500	26,365
Kellogg Co.	1,200	61,848
Kraft Foods, Inc. Class A	10,721	295,042
The Kroger Co.	3,825	88,472
McCormick & Co., Inc.	300	10,503
Safeway, Inc.	3,800	84,854
Sara Lee Corp.	5,000	56,450
SUPERVALU, Inc. (b)	2,700	42,849
Sysco Corp.	1,450	38,353

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tyson Foods, Inc. Class A	9,500	$118,940
Whole Foods Market, Inc. (a)	800	25,648
		1,476,076
Forest Products & Paper – 0.2%
International Paper Co.	4,900	109,319
MeadWestvaco Corp.	4,354	99,402
Plum Creek Timber Co., Inc.	1,400	43,806
Weyerhaeuser Co.	1,152	41,863
		294,390
Gas – 0.1%
Nicor, Inc.	400	14,832
NiSource, Inc.	4,300	55,556
Sempra Energy	1,700	87,465
		157,853
Hand & Machine Tools – 0.1%
The Black & Decker Corp.	900	42,498
Snap-on, Inc.	400	14,612
The Stanley Works	1,400	63,322
		120,432
Health Care — Products – 1.9%
Baxter International, Inc.	2,742	148,233
Becton, Dickinson & Co.	1,000	68,360
Boston Scientific Corp. (a)	11,900	96,628
C.R. Bard, Inc.	500	37,535
CareFusion Corp. (a)	1,150	25,726
Intuitive Surgical, Inc. (a)	127	31,286
Johnson & Johnson	23,309	1,376,397
Medtronic, Inc.	8,582	306,377
St. Jude Medical, Inc. (a)	200	6,816
Stryker Corp.	1,500	69,000
Varian Medical Systems, Inc. (a)	500	20,490
Zimmer Holdings, Inc. (a)	813	42,739
		2,229,587
Health Care — Services – 0.9%
Aetna, Inc.	2,800	72,884
CIGNA Corp.	3,000	83,520
Coventry Health Care, Inc. (a)	2,424	48,068
DaVita, Inc. (a)	600	31,818
Humana, Inc. (a)	1,200	45,096
Laboratory Corporation of America Holdings (a)	700	48,223
Quest Diagnostics, Inc.	1,200	67,116
Tenet Healthcare Corp. (a)	7,572	38,769
Thermo Fisher Scientific, Inc. (a)	3,297	148,365
UnitedHealth Group, Inc.	10,859	281,791
WellPoint, Inc. (a)	5,100	238,476
		1,104,126
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	1,297	29,144
Home Builders – 0.1%
D.R. Horton, Inc.	5,300	58,088
KB Home	2,147	30,444
Lennar Corp. Class A	1,600	20,160
Pulte Homes, Inc.	2,202	19,840
		128,532
Home Furnishing – 0.1%
Harman International Industries, Inc.	500	18,805
Whirlpool Corp.	600	42,954
		61,759
Household Products – 0.4%
Avery Dennison Corp.	2,314	82,494
The Clorox Co.	600	35,538
Fortune Brands, Inc.	1,116	43,468
Kimberly-Clark Corp.	5,234	320,112
		481,612
Housewares – 0.0%
Newell Rubbermaid, Inc.	2,800	40,628
Insurance – 1.9%
AFLAC, Inc.	4,000	165,960
The Allstate Corp.	4,821	142,557
American International Group, Inc. (a)	1,510	50,766
Aon Corp.	1,900	73,169
Assurant, Inc.	2,522	75,484
The Chubb Corp.	5,500	266,860
Cincinnati Financial Corp.	1,614	40,931
Genworth Financial, Inc. Class A (a)	6,300	66,906
The Hartford Financial Services Group, Inc.	2,800	68,656
Lincoln National Corp.	2,206	52,569
Loews Corp.	2,800	92,680
Marsh & McLennan Cos., Inc.	2,700	63,342
MBIA, Inc. (a)	6,900	28,014
MetLife, Inc.	6,300	214,389
Principal Financial Group, Inc.	2,000	50,080
The Progressive Corp. (a)	5,800	92,800
Prudential Financial, Inc.	4,300	194,489
Torchmark Corp.	1,000	40,600
The Travelers Cos., Inc.	7,422	369,541
Unum Group	6,000	119,700
XL Capital Ltd. Class A	3,984	65,377
		2,334,870
Internet – 1.3%
Akamai Technologies, Inc. (a)	1,600	35,200
Amazon.com, Inc. (a)	1,600	190,096
eBay, Inc. (a)	8,600	191,522
Expedia, Inc. (a)	3,500	79,345
Google, Inc. Class A (a)	1,400	750,568
McAfee, Inc. (a)	1,000	41,880
Symantec Corp. (a)	3,700	65,046
VeriSign, Inc. (a)	1,900	43,339
Yahoo!, Inc. (a)	7,270	115,593
		1,512,589
Iron & Steel – 0.3%
AK Steel Holding Corp.	3,100	49,197
Allegheny Technologies, Inc.	2,218	68,448
Nucor Corp.	4,039	160,954
United States Steel Corp.	1,700	58,633
		337,232
Leisure Time – 0.1%
Carnival Corp.	3,024	88,059
Harley-Davidson, Inc.	800	19,936
		107,995
Lodging – 0.1%
Marriott International, Inc. Class A	1,517	38,016
Starwood Hotels & Resorts Worldwide, Inc.	800	23,248
Wyndham Worldwide Corp.	2,897	49,394
Wynn Resorts Ltd. (a)	100	5,422
		116,080
Machinery — Construction & Mining – 0.2%
Caterpillar, Inc.	3,800	209,228
Machinery — Diversified – 0.3%
Cummins, Inc.	1,000	43,060
Deere & Co.	2,485	113,192

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Eaton Corp.	2,500	$151,125
Flowserve Corp.	300	29,463
Rockwell Automation, Inc.	1,384	56,675
		393,515
Manufacturing – 2.2%
3M Co.	5,700	419,349
Danaher Corp.	1,500	102,345
Dover Corp.	2,591	97,629
Eastman Kodak Co. (a)	1,700	6,375
General Electric Co.	86,900	1,239,194
Honeywell International, Inc.	7,100	254,819
Illinois Tool Works, Inc.	4,800	220,416
ITT Corp.	1,869	94,758
Leggett & Platt, Inc.	3,397	65,664
Pall Corp.	1,100	34,914
Parker Hannifin Corp.	1,896	100,412
Textron, Inc.	2,100	37,338
		2,673,213
Media – 1.7%
CBS Corp. Class B	1,900	22,363
Comcast Corp. Class A	27,250	395,125
The DIRECTV Group, Inc. (a)	3,100	81,530
Gannett Co., Inc.	9,900	97,218
The McGraw-Hill Cos., Inc.	3,107	89,419
Meredith Corp.	3,857	104,370
New York Times Co. Class A	900	7,173
News Corp. Class A	12,528	144,323
Scripps Networks Interactive Class A	500	18,880
Time Warner Cable, Inc.	1,771	69,848
Time Warner, Inc.	14,657	441,469
Viacom, Inc. Class B (a)	5,100	140,709
The Walt Disney Co.	12,643	346,039
The Washington Post Co. Class B	200	86,400
		2,044,866
Metal Fabricate & Hardware – 0.0%
Precision Castparts Corp.	100	9,553
Mining – 0.3%
Alcoa, Inc.	4,600	57,132
Freeport-McMoRan Copper & Gold, Inc. (a)	2,306	169,168
Newmont Mining Corp.	2,252	97,872
Titanium Metals Corp.	600	5,160
Vulcan Materials Co.	200	9,206
		338,538
Office Equipment/Supplies – 0.1%
Pitney Bowes, Inc.	1,700	41,650
Xerox Corp.	15,790	118,741
		160,391
Oil & Gas – 5.7%
Anadarko Petroleum Corp.	5,497	334,932
Apache Corp.	1,100	103,532
Cabot Oil & Gas Corp.	200	7,694
Chesapeake Energy Corp.	1,700	41,650
Chevron Corp.	16,003	1,224,870
ConocoPhillips	11,434	573,758
Denbury Resources, Inc. (a)	400	5,840
Devon Energy Corp.	600	38,826
Diamond Offshore Drilling, Inc.	400	38,100
ENSCO International, Inc.	1,900	87,001
EOG Resources, Inc.	514	41,973
EQT Corp.	100	4,186
Exxon Mobil Corp. (b)	41,700	2,988,639
Hess Corp.	1,300	71,162
Marathon Oil Corp.	4,872	155,758
Murphy Oil Corp.	1,400	85,596
Nabors Industries Ltd. (a)	3,074	64,032
Noble Energy, Inc.	500	32,815
Occidental Petroleum Corp.	7,700	584,276
Pioneer Natural Resources Co.	100	4,111
Questar Corp.	600	23,904
Range Resources Corp.	100	5,005
Rowan Companies, Inc.	3,200	74,400
Sunoco, Inc.	994	30,615
Tesoro Corp.	3,557	50,296
Valero Energy Corp.	2,493	45,123
XTO Energy, Inc.	2,400	99,744
		6,817,838
Oil & Gas Services – 0.9%
Baker Hughes, Inc.	2,039	85,781
BJ Services Co.	2,930	56,256
Cameron International Corp. (a)	2,000	73,940
FMC Technologies, Inc. (a)	1,700	89,420
Halliburton Co.	6,851	200,118
National Oilwell Varco, Inc. (a)	7,612	312,016
Schlumberger Ltd.	4,472	278,158
Smith International, Inc.	100	2,773
		1,098,462
Packaging & Containers – 0.4%
Ball Corp.	1,097	54,115
Bemis Co., Inc.	2,233	57,679
Owens-IIlinois, Inc. (a)	2,900	92,452
Pactiv Corp. (a)	7,293	168,395
Sealed Air Corp.	2,600	49,998
		422,639
Pharmaceuticals – 4.1%
Abbott Laboratories	9,148	462,614
Allergan, Inc.	2,300	129,375
AmerisourceBergen Corp.	4,965	109,975
Bristol-Myers Squibb Co.	21,001	457,822
Cardinal Health, Inc.	2,300	65,182
Cephalon, Inc. (a)	300	16,374
DENTSPLY International, Inc.	700	23,072
Eli Lilly & Co.	10,944	372,205
Express Scripts, Inc. (a)	300	23,976
Forest Laboratories, Inc. (a)	6,600	182,622
Gilead Sciences, Inc. (a)	4,516	192,156
Hospira, Inc. (a)	1,831	81,736
King Pharmaceuticals, Inc. (a)	6,800	68,884
Medco Health Solutions, Inc. (a)	5,200	291,824
Merck & Co., Inc.	13,900	429,927
Mylan, Inc. (a)	8,360	135,766
Patterson Cos., Inc. (a)	700	17,871
Pfizer, Inc.	89,780	1,528,953
Schering-Plough Corp.	10,768	303,658
Watson Pharmaceuticals, Inc. (a)	2,756	94,862
		4,988,854
Pipelines – 0.2%
El Paso Corp.	6,200	60,822
Spectra Energy Corp.	5,300	101,336
The Williams Cos., Inc.	3,620	68,237
		230,395
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	1,700	17,595

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) – 0.4%
Apartment Investment & Management Co. Class A	804	$9,929
AvalonBay Communities, Inc.	318	21,872
Boston Properties, Inc.	1,000	60,770
Equity Residential	2,300	66,424
HCP, Inc.	1,245	36,840
Health Care, Inc.	500	22,185
Host Hotels & Resorts, Inc.	2,400	24,264
Kimco Realty Corp.	600	7,584
ProLogis	3,748	42,465
Public Storage	700	51,520
Simon Property Group, Inc.	740	50,239
Ventas, Inc.	500	20,065
Vornado Realty Trust	545	32,460
		446,617
Retail – 4.0%
Abercrombie & Fitch Co. Class A	1,600	52,512
AutoNation, Inc. (a)	6,500	112,060
AutoZone, Inc. (a)	411	55,612
Bed Bath & Beyond, Inc. (a)	2,100	73,941
Best Buy Co., Inc.	2,200	83,996
Big Lots, Inc. (a)	3,457	86,598
Coach, Inc.	3,969	130,858
Costco Wholesale Corp.	2,637	149,913
CVS Caremark Corp.	8,037	283,706
Darden Restaurants, Inc.	600	18,186
Family Dollar Stores, Inc.	1,800	50,940
GameStop Corp. Class A (a)	900	21,861
The Gap, Inc.	5,800	123,772
The Home Depot, Inc.	16,066	403,096
J.C. Penney Co., Inc.	3,400	112,642
Kohl's Corp. (a)	2,300	131,606
Limited Brands, Inc.	7,344	129,254
Lowe's Cos., Inc.	6,100	119,377
Macy's, Inc.	5,400	94,878
McDonald's Corp.	6,264	367,133
Nordstrom, Inc.	2,800	88,984
O'Reilly Automotive, Inc. (a)	500	18,640
Office Depot, Inc. (a)	16,932	102,439
Polo Ralph Lauren Corp.	1,100	81,862
RadioShack Corp.	2,977	50,282
Sears Holdings Corp. (a)	524	35,559
Staples, Inc.	5,200	112,840
Starbucks Corp. (a)	5,400	102,492
Target Corp.	5,500	266,365
Tiffany & Co.	400	15,716
The TJX Cos., Inc.	3,000	112,050
Wal-Mart Stores, Inc.	16,083	799,003
Walgreen Co.	8,796	332,753
Yum! Brands, Inc.	2,400	79,080
		4,800,006
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	2,460	32,324
People's United Financial, Inc.	2,400	38,472
		70,796
Semiconductors – 1.7%
Advanced Micro Devices, Inc. (a)	6,400	29,440
Altera Corp.	1,517	30,021
Analog Devices, Inc.	1,500	38,445
Applied Materials, Inc.	3,400	41,480
Broadcom Corp. Class A (a)	3,600	95,796
Intel Corp.	38,800	741,468
KLA-Tencor Corp.	1,700	55,267
Linear Technology Corp.	1,800	46,584
LSI Corp. (a)	2,500	12,800
MEMC Electronic Materials, Inc. (a)	900	11,178
Microchip Technology, Inc.	2,800	67,088
Micron Technology, Inc. (a)	10,200	69,258
National Semiconductor Corp.	4,500	58,230
Novellus Systems, Inc. (a)	2,100	43,218
Nvidia Corp. (a)	10,200	121,992
QLogic Corp. (a)	2,351	41,237
Teradyne, Inc. (a)	9,485	79,389
Texas Instruments, Inc.	17,333	406,459
Xilinx, Inc.	4,079	88,718
		2,078,068
Software – 2.6%
Adobe Systems, Inc. (a)	4,300	141,642
Autodesk, Inc. (a)	1,000	24,930
BMC Software, Inc. (a)	2,600	96,616
CA, Inc.	5,109	106,880
Citrix Systems, Inc. (a)	1,500	55,140
Compuware Corp. (a)	7,800	55,068
Dun & Bradstreet Corp.	150	11,484
Electronic Arts, Inc. (a)	1,900	34,656
Fidelity National Information Services, Inc.	4,800	104,448
Fiserv, Inc. (a)	1,233	56,558
IMS Health, Inc.	3,495	57,283
Intuit, Inc. (a)	900	26,163
Microsoft Corp.	56,862	1,576,783
Novell, Inc. (a)	9,500	38,855
Oracle Corp.	30,861	651,167
Red Hat, Inc. (a)	2,243	57,892
Salesforce.com, Inc. (a)	900	51,075
		3,146,640
Telecommunications – 3.3%
American Tower Corp. Class A (a)	200	7,364
AT&T, Inc.	53,459	1,372,293
CenturyTel, Inc.	3,354	108,871
Ciena Corp. (a)	2,080	24,398
Cisco Systems, Inc. (a)	44,200	1,009,970
Corning, Inc.	6,031	88,113
Frontier Communications Corp.	6,500	46,605
Harris Corp.	800	33,376
JDS Uniphase Corp. (a)	5,900	32,981
Juniper Networks, Inc. (a)	2,300	58,673
MetroPCS Communications, Inc. (a)	800	4,984
Motorola, Inc.	17,418	149,272
Qualcomm, Inc.	7,276	301,299
Qwest Communications International, Inc.	42,600	152,934
Sprint Nextel Corp. (a)	26,800	79,328
Tellabs, Inc. (a)	10,803	65,034
Verizon Communications, Inc.	13,977	413,580
Windstream Corp.	3,700	35,668
		3,984,743
Textiles – 0.0%
Cintas Corp.	1,945	53,857
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	1,000	27,270
Mattel, Inc.	2,300	43,539
		70,809
Transportation – 1.2%
Burlington Northern Santa Fe Corp.	1,400	105,448

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
C.H. Robinson Worldwide, Inc.	1,960	$108,016
CSX Corp.	5,369	226,464
Expeditors International of Washington, Inc.	1,591	51,262
FedEx Corp.	2,400	174,456
Norfolk Southern Corp.	2,400	111,888
Ryder System, Inc.	1,056	42,821
Union Pacific Corp.	2,500	137,850
United Parcel Service, Inc. Class B	8,982	482,154
		1,440,359
TOTAL COMMON STOCK (Cost $66,334,152)		71,979,329
TOTAL EQUITIES (Cost $66,334,152)		71,979,329
	Principal Amount
BONDS & NOTES – 35.1%
CORPORATE DEBT – 14.2%
Advertising – 0.0%
Interpublic Group of Companies, Inc. (c) 10.000% 7/15/17	$15,000	16,125
Aerospace & Defense – 0.1%
BAE Systems Holdings, Inc. (c) 6.375% 6/01/19	50,000	54,820
Goodrich Corp. 6.125% 3/01/19	20,000	21,752
		76,572
Agriculture – 0.1%
Cargill, Inc. (c) 5.200% 1/22/13	150,000	159,446
Banks – 1.2%
Bank of America Corp. 2.100% 4/30/12	100,000	101,657
Bank of America Corp. 4.250% 10/01/10	225,000	231,294
Bank of America Corp. Series L (b) 5.650% 5/01/18	240,000	242,575
Barclays Bank PLC 5.200% 7/10/14	135,000	143,954
Barclays Bank PLC 6.750% 5/22/19	50,000	56,223
Capital One Financial Corp. 7.375% 5/23/14	35,000	39,724
Citigroup, Inc. 5.500% 10/15/14	40,000	41,022
Citigroup, Inc. 6.375% 8/12/14	80,000	84,870
Credit Suisse New York 5.500% 5/01/14	35,000	37,954
HSBC Finance Corp. 6.375% 10/15/11	125,000	133,792
HSBC Holdings PLC 6.500% 9/15/37	80,000	87,685
The Royal Bank of Scotland PLC (c) 4.875% 8/25/14	65,000	66,155
Wachovia Bank NA 6.600% 1/15/38	65,000	70,789
Wachovia Corp. 5.300% 10/15/11	65,000	69,093
Wachovia Corp. 5.750% 6/15/17	5,000	5,214
		1,412,001
Beverages – 0.4%
Anheuser-Busch Cos., Inc. 5.050% 10/15/16	75,000	77,359
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	30,000	31,170
The Coca-Cola Co. 5.350% 11/15/17	60,000	65,215
Diageo Finance BV 3.875% 4/01/11	35,000	35,911
Foster's Finance Corp. (c) 6.875% 6/15/11	225,000	240,165
		449,820
Building Materials – 0.3%
CRH America, Inc. 8.125% 7/15/18	90,000	103,923
Owens Corning, Inc. 9.000% 6/15/19	10,000	10,849
Trane US, Inc. 7.625% 2/15/10	200,000	202,934
		317,706
Chemicals – 0.6%
Airgas, Inc. 4.500% 9/15/14	50,000	51,226
Airgas, Inc. (c) 7.125% 10/01/18	40,000	41,300
Ashland, Inc. (c) 9.125% 6/01/17	10,000	10,800
Cytec Industries, Inc. 8.950% 7/01/17	15,000	17,559
The Dow Chemical Co. 7.600% 5/15/14	70,000	77,774
The Dow Chemical Co. 8.550% 5/15/19	70,000	79,913
The Dow Chemical Co. 9.400% 5/15/39	25,000	30,752
Ecolab, Inc. 4.875% 2/15/15	150,000	158,795
EI Du Pont de Nemours & Co. 6.000% 7/15/18	30,000	33,689
Praxair, Inc. 5.250% 11/15/14	135,000	149,817
Valspar Corp. 7.250% 6/15/19	25,000	27,180
		678,805
Commercial Services – 0.3%
Deluxe Corp. 7.375% 6/01/15	20,000	19,600
Donnelley (R.R.) & Sons Co. 4.950% 5/15/10	100,000	100,801
Equifax, Inc. 7.000% 7/01/37	60,000	57,636
ERAC USA Finance Co. (c) 6.700% 6/01/34	85,000	76,436
ERAC USA Finance Co. (c) 7.000% 10/15/37	70,000	67,594
		322,067
Computers – 0.1%
Electronic Data Systems Corp. Series B 6.000% 8/01/13	90,000	99,703
EMC Corp. 1.750% 12/01/13	50,000	60,000
		159,703
Diversified Financial – 2.5%
American Express Co. 6.150% 8/28/17	50,000	52,726
American Express Co. 7.250% 5/20/14	25,000	28,442
American Express Co. 8.125% 5/20/19	65,000	77,787
American Express Credit Corp. 7.300% 8/20/13	140,000	157,230

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
American General Finance Corp. 6.500% 9/15/17	$50,000	$34,279
American General Finance Corp. 6.900% 12/15/17	45,000	31,318
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	68,629
BlackRock, Inc. 6.250% 9/15/17	45,000	49,207
Boeing Capital Corp. Ltd. 6.500% 2/15/12	50,000	55,114
Citigroup, Inc. 5.500% 2/15/17	115,000	111,593
Citigroup, Inc. 5.875% 5/29/37	65,000	59,818
Citigroup, Inc. 6.500% 8/19/13	90,000	96,475
Citigroup, Inc. 8.125% 7/15/39	40,000	46,547
Eaton Vance Corp. 6.500% 10/02/17	20,000	21,227
GATX Financial Corp. 5.125% 4/15/10	230,000	231,909
General Electric Capital Corp. 5.375% 10/20/16	100,000	104,626
General Electric Capital Corp. 5.900% 5/13/14	60,000	65,667
General Electric Capital Corp. 6.000% 8/07/19	100,000	105,109
The Goldman Sachs Group, Inc. 5.625% 1/15/17	65,000	66,533
The Goldman Sachs Group, Inc. 6.125% 2/15/33	65,000	67,588
The Goldman Sachs Group, Inc. 6.750% 10/01/37	135,000	142,190
HSBC Finance Corp. 5.900% 6/19/12	35,000	37,208
John Deere Capital Corp. FRN 0.837% 2/26/10	100,000	100,146
JP Morgan Chase & Co. FRN 0.529% 6/15/12	175,000	176,282
JP Morgan Chase & Co. 2.625% 12/01/10	200,000	204,075
Lazard Group LLC 6.850% 6/15/17	75,000	75,928
Lazard Group LLC 7.125% 5/15/15	95,000	97,531
Merrill Lynch & Co., Inc. 5.450% 2/05/13	200,000	209,142
Morgan Stanley FRN 0.744% 2/10/12	200,000	201,316
Morgan Stanley 5.450% 1/09/17	60,000	60,494
SLM Corp. 5.000% 10/01/13	65,000	54,009
Textron Financial Corp. 5.125% 11/01/10	125,000	125,101
		3,015,246
Electric – 1.2%
Allegheny Energy Supply (c) 8.250% 4/15/12	75,000	82,432
Ameren Corp. 8.875% 5/15/14	70,000	78,499
Entergy Gulf States, Inc. 5.250% 8/01/15	45,000	44,908
Kansas Gas & Electric Co. 5.647% 3/29/21	75,286	76,195
MidAmerican Funding LLC 6.750% 3/01/11	45,000	47,455
Mirant Mid-Atlantic LLC Series 2001, Class A 8.625% 6/30/12	74,703	76,197
Monongahela Power 6.700% 6/15/14	110,000	119,789
Nevada Power Co. Series L 5.875% 1/15/15	120,000	130,228
Nevada Power Co. Series N 6.650% 4/01/36	20,000	21,610
NRG Energy, Inc. 8.500% 6/15/19	40,000	40,500
Oncor Electric Delivery Co. 6.800% 9/01/18	40,000	45,108
Oncor Electric Delivery Co. 7.500% 9/01/38	55,000	66,800
PPL Energy Supply LLC 6.300% 7/15/13	70,000	75,630
Tenaska Oklahoma (c) 6.528% 12/30/14	98,338	88,938
TransAlta Corp. 5.750% 12/15/13	250,000	258,860
Tri-State Generation & Transmission Association Series 2003, Class A (c) 6.040% 1/31/18	91,454	92,620
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	52,991
		1,398,760
Electrical Components & Equipment – 0.1%
Anixter International. Inc. 5.950% 3/01/15	130,000	120,250
Electronics – 0.1%
Arrow Electronics, Inc. 6.000% 4/01/20	90,000	89,376
Entertainment – 0.0%
International Game Technology 7.500% 6/15/19	25,000	27,630
Environmental Controls – 0.1%
Allied Waste North America, Inc. Series B 5.750% 2/15/11	110,000	115,557
Foods – 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	40,000	46,653
The Kroger Co. 7.500% 1/15/14	40,000	46,159
Ralcorp Holdings, Inc. (c) 6.625% 8/15/39	70,000	71,886
Sara Lee Corp. 3.875% 6/15/13	35,000	36,032
		200,730
Forest Products & Paper – 0.2%
International Paper Co. 9.375% 5/15/19	60,000	72,635
Rock-Tenn Co. 5.625% 3/15/13	25,000	24,500
Rock-Tenn Co. 8.200% 8/15/11	55,000	57,200
Rock-Tenn Co. 9.250% 3/15/16	20,000	21,400
Verso Paper Holdings LLC (c) 11.500% 7/01/14	10,000	10,650
		186,385

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Gas – 0.1%
Piedmont Natural Gas Co. Series E 6.000% 12/19/33	$100,000	$92,345
Southwest Gas Corp. 8.375% 2/15/11	50,000	53,524
		145,869
Hand & Machine Tools – 0.1%
Kennametal, Inc. 7.200% 6/15/12	65,000	68,511
Health Care — Products – 0.2%
Beckman Coulter, Inc. 6.000% 6/01/15	40,000	44,076
Beckman Coulter, Inc. 7.000% 6/01/19	30,000	34,421
Covidien International Finance SA 6.550% 10/15/37	60,000	69,932
Medtronic, Inc. 1.625% 4/15/13	50,000	48,625
		197,054
Health Care — Services – 0.1%
HCA, Inc. (c) 7.875% 2/15/20	15,000	15,450
HCA, Inc. (c) 8.500% 4/15/19	75,000	79,500
Roche Holdings, Inc. (c) 5.000% 3/01/14	60,000	64,983
Roche Holdings, Inc. (c) 6.000% 3/01/19	15,000	16,733
Roche Holdings, Inc. (c) 7.000% 3/01/39	5,000	6,145
		182,811
Holding Company — Diversified – 0.3%
Hutchison Whampoa International. (c) 5.750% 9/11/19	45,000	45,529
Leucadia National Corp. 7.750% 8/15/13	350,000	353,500
		399,029
Home Builders – 0.0%
D.R. Horton, Inc. 4.875% 1/15/10	25,000	25,000
Housewares – 0.1%
Newell Rubbermaid, Inc. 4.000% 5/01/10	28,000	28,277
Toro Co. 7.800% 6/15/27	40,000	39,468
Whirlpool Corp. 8.600% 5/01/14	20,000	22,831
		90,576
Insurance – 0.3%
Aflac, Inc. 8.500% 5/15/19	25,000	29,356
The Allstate Corp. 7.450% 5/16/19	10,000	11,784
Lincoln National Corp. 6.300% 10/09/37	50,000	45,390
Lincoln National Corp. 8.750% 7/01/19	50,000	58,215
MetLife, Inc. Series A 6.817% 8/15/18	75,000	83,983
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	34,804
Prudential Financial, Inc. 4.750% 9/17/15	75,000	75,267
		338,799
Investment Companies – 0.0%
Xstrata Finance Canada (c) 5.800% 11/15/16	45,000	44,636
Iron & Steel – 0.2%
ArcelorMittal 7.000% 10/15/39	120,000	113,473
ArcelorMittal 9.000% 2/15/15	115,000	132,764
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	54,946
		301,183
Lodging – 0.2%
Marriott International, Inc. 6.200% 6/15/16	180,000	175,998
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	35,000	34,825
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/01/12	15,000	15,600
		226,423
Machinery — Diversified – 0.2%
Briggs & Stratton Corp. 8.875% 3/15/11	140,000	147,350
Roper Industries, Inc. 6.625% 8/15/13	85,000	92,604
		239,954
Manufacturing – 0.5%
Bombardier, Inc. (c) 6.750% 5/01/12	65,000	66,462
Eaton Corp. 7.650% 11/15/29	110,000	134,817
Illinois Tool Works, Inc. (c) 5.150% 4/01/14	150,000	164,781
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	44,255
ITT Corp. 4.900% 5/01/14	40,000	42,411
ITT Corp. 6.125% 5/01/19	40,000	44,131
Tyco Electronics Group SA 6.000% 10/01/12	45,000	47,930
Tyco Electronics Group SA 6.550% 10/01/17	40,000	41,977
Tyco Electronics Group SA 7.125% 10/01/37	50,000	51,280
		638,044
Media – 0.8%
CBS Corp. 6.625% 5/15/11	120,000	125,687
CBS Corp. 7.875% 7/30/30	40,000	39,770
Cox Communications, Inc. 6.750% 3/15/11	200,000	210,865
News America, Inc. (c) 6.900% 8/15/39	50,000	53,011
Rogers Communications, Inc. 5.500% 3/15/14	60,000	64,591
Rogers Communications, Inc. 7.500% 8/15/38	20,000	24,225
Scholastic Corp. 5.000% 4/15/13	70,000	65,100
Thomson Corp. 5.700% 10/01/14	135,000	148,994
Time Warner Cable, Inc. 6.750% 6/15/39	75,000	79,434
Time Warner Cable, Inc. 7.500% 4/01/14	55,000	63,309

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner Cable, Inc. 8.250% 4/01/19	$10,000	$12,029
Time Warner Cable, Inc. 8.750% 2/14/19	55,000	67,837
Viacom, Inc. 6.250% 4/30/16	40,000	43,451
		998,303
Metal Fabricate & Hardware – 0.1%
Timken Co. 5.750% 2/15/10	135,000	136,274
Mining – 0.3%
Codelco, Inc. (c) 6.150% 10/24/36	65,000	65,118
Rio Tinto Finance USA Ltd. 5.875% 7/15/13	70,000	75,440
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	62,209
Teck Resources Ltd. (c) 9.750% 5/15/14	10,000	11,225
Teck Resources Ltd. (c) 10.250% 5/15/16	20,000	23,050
Teck Resources Ltd. (c) 10.750% 5/15/19	10,000	11,650
Vale Overseas Ltd. 6.250% 1/23/17	65,000	67,951
Vale Overseas Ltd. 6.875% 11/21/36	60,000	60,366
		377,009
Office Equipment/Supplies – 0.1%
Xerox Corp. 5.500% 5/15/12	50,000	52,699
Xerox Corp. 8.250% 5/15/14	10,000	11,522
		64,221
Office Furnishings – 0.1%
Steelcase, Inc. 6.500% 8/15/11	95,000	95,448
Oil & Gas – 0.3%
Morgan Stanley Bank AG for OAO Gazprom (c) 9.625% 3/01/13	75,000	82,875
Noble Holding International Ltd. 7.375% 3/15/14	95,000	102,241
Pemex Project Funding Master Trust 6.625% 6/15/38	60,000	58,208
The Premcor Refining Group, Inc. 6.750% 5/01/14	60,000	61,856
Tesoro Corp. 6.500% 6/01/17	50,000	44,750
Transocean, Inc. 1.500% 12/15/37	50,000	48,938
		398,868
Oil & Gas Services – 0.0%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	45,000	41,625
Packaging & Containers – 0.1%
Packaging Corp. of America 5.750% 8/01/13	50,000	51,822
Pactiv Corp. 5.875% 7/15/12	50,000	53,265
Pactiv Corp. 6.400% 1/15/18	45,000	46,503
Sealed Air Corp. (c) 6.875% 7/15/33	40,000	34,418
		186,008
Pharmaceuticals – 0.1%
Abbott Laboratories 5.600% 11/30/17	55,000	60,303
Pipelines – 1.0%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	39,322
Colonial Pipeline Co. (c) 7.630% 4/15/32	200,000	237,519
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	65,000	70,035
DCP Midstream LLC (c) 9.750% 3/15/19	50,000	59,733
Enogex LLC (c) 6.875% 7/15/14	120,000	125,279
Enterprise Products Operating LP 7.500% 2/01/11	35,000	37,195
Gulf South Pipeline Co. LP (c) 5.050% 2/01/15	40,000	40,716
Kern River Funding Corp. (c) 4.893% 4/30/18	136,825	137,653
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	26,364
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	25,220
Kinder Morgan Energy Partners LP 6.950% 1/15/38	95,000	101,770
Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 9/15/15	30,000	31,717
Rockies Express Pipeline LLC (c) 6.250% 7/15/13	75,000	81,435
Rockies Express Pipeline LLC (c) 6.850% 7/15/18	45,000	50,472
Southern Natural Gas Co. (c) 5.900% 4/01/17	55,000	56,180
Trans-Canada Pipelines Ltd. 6.200% 10/15/37	30,000	32,233
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	75,000	86,098
		1,238,941
Real Estate Investment Trusts (REITS) – 0.0%
Senior Housing Properties Trust 8.625% 1/15/12	25,000	25,500
Retail – 0.2%
CVS Caremark Corp. 6.125% 9/15/39	65,000	65,663
J.C. Penney Corp., Inc. 7.950% 4/01/17	30,000	31,725
Lowe's Cos., Inc. 5.600% 9/15/12	55,000	61,033
McDonald's Corp. 6.300% 10/15/37	25,000	28,147
Nordstrom, Inc. 6.750% 6/01/14	20,000	22,287
		208,855
Savings & Loans – 0.1%
Glencore Funding LLC (c) 6.000% 4/15/14	150,000	147,130
Washington Mutual Bank (b) (d) 5.650% 8/15/14	180,000	450
		147,580

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Software – 0.1%
Oracle Corp. 6.125% 7/08/39	$85,000	$93,519
Telecommunications – 0.8%
AT&T, Inc. 6.500% 9/01/37	65,000	69,309
British Telecom PLC STEP 9.625% 12/15/30	15,000	18,846
CenturyTel, Inc. 6.150% 9/15/19	30,000	30,125
CenturyTel, Inc. 7.600% 9/15/39	40,000	39,136
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	50,000	64,467
Embarq Corp. 7.082% 6/01/16	30,000	32,774
Nokia Corp. 5.375% 5/15/19	40,000	41,309
Qwest Corp. 7.875% 9/01/11	170,000	175,525
Qwest Corp. 8.875% 3/15/12	140,000	147,350
Rogers Wireless Communications, Inc. 6.800% 8/15/18	40,000	45,087
Telecom Italia Capital 6.000% 9/30/34	10,000	9,581
Telecom Italia Capital 6.175% 6/18/14	70,000	75,936
Verizon Global Funding Corp. (b) 7.750% 12/01/30	140,000	167,448
Verizon Wireless Capital LLC (c) 7.375% 11/15/13	95,000	109,811
		1,026,704
Textiles – 0.1%
Mohawk Industries, Inc. Series D 7.200% 4/15/12	85,000	86,700
Transportation – 0.1%
Burlington Northern Santa Fe Corp. 6.750% 3/15/29	55,000	60,416
Canadian National Railway Co. 5.850% 11/15/17	30,000	33,318
Canadian National Railway Co. 6.375% 11/15/37	40,000	46,137
CSX Corp. 7.250% 5/01/27	10,000	11,226
		151,097
Trucking & Leasing – 0.1%
GATX Corp. 8.750% 5/15/14	100,000	113,523
TOTAL CORPORATE DEBT (Cost $16,199,562)		17,094,546
MUNICIPAL OBLIGATIONS – 0.2%
North Texas Tollway Authority 6.718% 1/01/49	130,000	141,634
State of California 5.950% 4/01/16	35,000	35,861
State of California 7.550% 4/01/39	50,000	51,946
TOTAL MUNICIPAL OBLIGATIONS (Cost $215,865)		229,441
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS – 2.3%
Automobile ABS – 0.1%
Merrill Auto Trust Securitization, Series 2007-1, Class A3 FRN 0.295% 3/15/11	32,996	32,973
Volkswagen Auto Lease Trust, Series 2009-A, Class A2 2.870% 7/15/11	75,000	75,853
		108,826
Commercial MBS – 1.4%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.744% 2/10/51	160,000	141,864
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	200,000	197,257
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	150,000	151,311
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	75,000	68,820
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	160,000	157,864
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.816% 12/10/49	125,000	111,386
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (c) 6.216% 2/15/41	165,000	85,741
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	100,000	96,833
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	100,000	81,469
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	210,000	212,623
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	117,056
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.857% 2/15/51	220,000	219,762
		1,641,986

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS – 0.4%
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (c) (e) 0.892% 6/20/14	$250,000	$115,409
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 0.000% 1/27/42	100,000	93,000
SLM Student Loan Trust, Series 2007-2, Class A1 FRN 0.262% 4/25/14	61,682	61,622
SLM Student Loan Trust, Series 2004-10, Class A4A FRN (c) (i) 0.682% 7/27/20	100,000	100,000
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (c) 1.744% 12/15/16	50,000	49,500
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 2.050% 9/15/28	50,000	46,000
		465,531
WL Collateral CMO – 0.4%
Banc of America Funding Corp., Series 2006-G, Class 2A2 FRN 0.325% 7/20/36	56,558	47,955
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 3.841% 9/25/33	10,367	8,073
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 4.969% 2/25/34	13,316	10,382
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 3.870% 8/25/34	19,470	17,505
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.435% 1/19/38	117,886	64,739
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	146,420	79,515
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 4.231% 8/25/34	37,470	25,917
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	44,518	23,463
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 3.992% 7/25/33	3,088	2,861
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 4.974% 2/25/34	5,561	4,852
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 4.236% 2/25/34	326	266
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	233,795	117,433
Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1 FRN 0.434% 4/25/46	149,311	75,047
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 3.941% 3/25/34	24,867	20,916
Washington Mutual MSC Mortgage, Series 2004-RA4, Class 2A 6.500% 8/25/34	36,086	29,733
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 2.158% 4/25/44	65,609	28,118
		556,775
WL Collateral PAC – 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 3.863% 6/25/32	20,781	16,946
TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,407,467)		2,790,064
SOVEREIGN DEBT OBLIGATIONS – 0.1%
Poland Government International Bond 6.375% 7/15/19	50,000	55,187
Republic of Brazil 5.625% 1/07/41	35,000	32,463
TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $84,018)		87,650
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES – 14.2%
Collateralized Mortgage Obligations – 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	95,941	107,463
Pass-Through Securities – 14.1%
Federal Home Loan Mortgage Corp.
Pool #G11723 5.500% 7/01/20	578,287	622,020
Pool #J00453 5.500% 11/01/20	94,641	101,562
Pool #J01136 5.500% 1/01/21	261,854	281,125
Pool #A56828 5.500% 2/01/37	60,915	64,309
Pool #G08278 5.500% 7/01/38	692,662	730,812

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E85389 6.000% 9/01/16	$44,638	$48,232
Pool #G11431 6.000% 2/01/18	14,321	15,483
Pool #E85015 6.500% 8/01/16	12,635	13,565
Pool #G00729 8.000% 6/01/27	50,220	55,816
Pool #554904 9.000% 3/01/17	605	672
Federal National Mortgage Association
Pool #725692 3.921% 10/01/33	75,394	77,790
Pool #888586 4.043% 10/01/34	145,362	150,470
Pool #725796 5.500% 9/01/19	798,586	859,479
Pool #555880 5.500% 11/01/33	413,732	437,781
Pool #255458 5.500% 11/01/34	883,148	933,653
Pool #825454 5.500% 6/01/35	102,652	109,036
Pool #826735 5.500% 8/01/35	303,155	322,008
Pool #986805 5.500% 7/01/38	305,398	321,908
Pool #522294 5.625% 7/15/37	425,000	462,849
Pool #586036 6.000% 5/01/16	7,325	7,865
Pool #564594 7.000% 1/01/31	21,767	23,930
Pool #253795 7.000% 5/01/31	24,733	27,191
Pool #507061 7.500% 10/01/29	2,382	2,629
Pool #519528 7.500% 11/01/29	24,309	26,774
Pool #527761 7.500% 2/01/30	6,022	6,628
Pool #531196 7.500% 2/01/30	1,847	2,034
Pool #534119 7.500% 3/01/30	1,413	1,556
Pool #534420 7.500% 3/01/30	1,579	1,738
Pool #253183 7.500% 4/01/30	7,926	8,725
Pool #529259 7.500% 4/01/30	3,144	3,460
Pool #537797 7.500% 4/01/30	2,883	3,175
Pool #253265 7.500% 5/01/30	12,321	13,560
Pool #533912 8.000% 3/01/30	1,566	1,647
Pool #535248 8.000% 4/01/30	592	658
Pool #539460 8.000% 5/01/30	2,480	2,759
Pool #546988 8.000% 7/01/30	19,227	21,376
Pool #552630 8.000% 9/01/30	2,407	2,642
Pool #190317 8.000% 8/01/31	6,931	7,713
Government National Mortgage Association
Pool #351528 7.000% 8/15/23	21,439	23,246
Pool #352049 7.000% 10/15/23	5,223	5,663
Pool #588012 7.000% 7/15/32	11,595	12,659
Pool #591581 7.000% 8/15/32	4,713	5,136
Pool #204408 7.500% 3/15/17	6,672	7,202
Pool #185306 7.500% 4/15/17	6,182	6,691
Pool #188302 7.500% 5/15/17	4,333	4,511
Pool #199170 7.500% 5/15/17	335	359
Pool #189371 7.500% 6/15/17	2,531	2,741
Government National Mortgage Association TBA
Pool #20557 4.500% 1/01/39 (f)	500,000	507,109
Pool #4219 5.000% 1/01/38 (f)	7,391,000	7,678,556
Pool #10260 6.000% 5/01/36 (f)	1,381,000	1,462,350
Pool #20557 6.000% 6/01/36 (f)	1,325,000	1,406,984
New Valley Generation IV 4.687% 1/15/22	82,085	80,924
		16,978,761
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $16,729,310)		17,086,224
U.S. TREASURY OBLIGATIONS – 4.1%
U.S. Treasury Bonds & Notes – 4.1%
U.S. Treasury Bond 4.375% 2/15/38	385,000	394,264
U.S. Treasury Note (g) 2.500% 3/31/13	650,000	669,094
U.S. Treasury Note (b) 3.500% 2/15/18	1,435,000	1,462,579
U.S. Treasury Note 4.250% 8/15/15	1,420,000	1,547,356
U.S. Treasury Note (b) 4.875% 5/31/11	665,000	709,446
U.S. Treasury Principal Strip 0.000% 2/15/28	320,000	141,258
		4,923,997
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,946,978)		4,923,997
TOTAL BONDS & NOTES (Cost $41,583,200)		42,211,922
	Number of Shares
MUTUAL FUNDS – 2.1%
Diversified Financial – 2.1%
iShares Barclays Aggregate Bond Fund	14,778	1,548,882
SPDR Gold Trust (a)	9,610	985,025
TOTAL MUTUAL FUNDS (Cost $2,236,082)		2,533,907
TOTAL LONG-TERM INVESTMENTS (Cost $110,153,434)		116,725,158
	Principal Amount
SHORT-TERM INVESTMENTS – 12.2%
Commercial Paper – 11.4% (h)
Avery Dennison Corp. (c) 0.270% 11/12/09	$600,000	599,951
BG Energy Finance, Inc. (c) 0.250% 11/06/09	1,000,000	999,965
Cadbury Schweppes Financial (c) 0.300% 11/10/09	1,000,000	999,925
Centrica PLC (c) 0.250% 12/17/09	1,000,000	999,681
The Clorox Co. (c) 0.260% 11/06/09	500,000	499,982
Devon Energy Corp. (c) 0.290% 11/30/09	1,000,000	999,766
Eaton Corp. (c) 0.300% 11/17/09	1,000,000	999,867
Elsevier Financial SA (c) 0.350% 11/16/09	1,000,000	999,854

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Equifax, Inc. (c) 0.300% 11/23/09	$449,000	$448,918
Kraft Foods, Inc. 0.330% 11/18/09	1,000,000	999,844
Lincoln National Corp. (c) 0.280% 11/03/09	1,000,000	999,984
Oneok, Inc. (c) 0.270% 11/12/09	700,000	699,942
Public Service Co. of Colorado 0.230% 11/02/09	600,000	599,996
Time Warner Cable, Inc. (c) 0.300% 11/04/09	1,000,000	999,975
Transocean Ltd. (c) 0.270% 11/02/09	1,000,000	999,993
XTO Energy, Inc. 0.280% 11/25/09	900,000	899,832
Time Deposits – 0.8%
Euro Time Deposit 0.010% 11/02/09	933,591	933,591
TOTAL SHORT-TERM INVESTMENTS (Cost $14,681,066)		14,681,066
TOTAL INVESTMENTS – 109.2% (Cost $124,834,500) (j)		131,406,224
Other Assets/ (Liabilities) – (9.2)%		(11,041,332)
NET ASSETS – 100.0%		$120,364,892

Notes to Portfolio of Investments
ABS	Asset Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $14,509,314 or 12.05% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2009, these securities amounted to a value of $450 or 0.00% of net assets.
(e)	Restricted security. (Note 2).
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	This security is held as collateral for open futures contracts. (Note 2).
(h)	All or a portion of Commercial Paper Short-Term Investments is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2).
(i)	This security is valued in good faith under procedures established by the Board of Trustees.
(j)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 96.3%
COMMON STOCK – 96.3%
Aerospace & Defense – 1.0%
Lockheed Martin Corp.	33,100	$2,276,949
Auto Manufacturers – 3.1%
Navistar International Corp. (a)	208,112	6,896,832
Banks – 3.2%
Bank of America Corp.	251,920	3,672,993
Wells Fargo & Co.	121,540	3,344,781
		7,017,774
Beverages – 1.5%
Molson Coors Brewing Co. Class B	69,860	3,421,044
Chemicals – 4.7%
Celanese Corp. Series A	87,600	2,404,620
The Lubrizol Corp.	58,410	3,887,770
Potash Corporation of Saskatchewan, Inc.	45,690	4,239,118
		10,531,508
Commercial Services – 0.2%
AerCap Holdings NV (a)	61,700	517,046
Computers – 1.5%
Dell, Inc. (a)	230,680	3,342,553
Diversified Financial – 9.6%
The Goldman Sachs Group, Inc.	26,230	4,463,559
JP Morgan Chase & Co.	238,750	9,972,587
Morgan Stanley	214,590	6,892,631
		21,328,777
Electric – 4.4%
Edison International	135,780	4,320,520
Exelon Corp.	70,511	3,311,196
PG&E Corp.	55,700	2,277,573
		9,909,289
Electrical Components & Equipment – 1.7%
General Cable Corp. (a)	120,800	3,761,712
Foods – 3.4%
The Kroger Co.	332,200	7,683,786
Health Care — Products – 2.0%
Covidien PLC	106,130	4,470,196
Health Care — Services – 2.2%
Aetna, Inc.	185,024	4,816,175
Insurance – 7.4%
ACE Ltd. (a)	64,200	3,297,312
The Allstate Corp.	75,300	2,226,621
Assurant, Inc.	113,710	3,403,340
Everest Re Group Ltd.	39,060	3,417,360
MetLife, Inc.	123,040	4,187,051
		16,531,684
Internet – 1.5%
Google, Inc. Class A (a)	6,350	3,404,362
Manufacturing – 4.0%
Tyco International Ltd.	265,280	8,900,144
Media – 8.6%
Cablevision Systems Corp. Class A	95,380	2,189,925
News Corp. Class A	588,416	6,778,552
Time Warner Cable, Inc.	160,037	6,311,859
Viacom, Inc. Class B (a)	139,200	3,840,528
		19,120,864
Oil & Gas – 16.3%
Apache Corp.	39,470	3,714,916
Chevron Corp.	151,730	11,613,414
Devon Energy Corp.	51,260	3,317,035
EOG Resources, Inc.	14,030	1,145,690
Exxon Mobil Corp.	74,430	5,334,398
Marathon Oil Corp.	184,500	5,898,465
Petroleo Brasileiro SA Sponsored ADR (Brazil)	102,900	4,128,348
Valero Energy Corp.	60,660	1,097,946
		36,250,212
Pharmaceuticals – 6.5%
Biovail Corp.	168,280	2,265,049
Merck & Co., Inc.	207,550	6,419,522
Pfizer, Inc.	337,514	5,747,863
		14,432,434
Retail – 4.0%
Bed Bath & Beyond, Inc. (a)	67,040	2,360,479
Walgreen Co.	172,540	6,527,188
		8,887,667
Software – 1.3%
Oracle Corp.	133,340	2,813,474
Telecommunications – 7.2%
AT&T, Inc.	271,231	6,962,500
Motorola, Inc.	863,030	7,396,167
Qualcomm, Inc.	23,080	955,743
Sprint Nextel Corp. (a)	223,020	660,139
		15,974,549
Trucking & Leasing – 1.0%
Aircastle Ltd.	220,050	1,742,796
Genesis Lease Ltd. ADR (Ireland)	61,400	509,620
		2,252,416
TOTAL COMMON STOCK (Cost $198,127,981)		214,541,447
TOTAL EQUITIES (Cost $198,127,981)		214,541,447
TOTAL LONG-TERM INVESTMENTS (Cost $198,127,981)		214,541,447
	Principal Amount
SHORT-TERM INVESTMENTS – 1.6%
Repurchase Agreement – 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$3,462,346	3,462,346
TOTAL SHORT-TERM INVESTMENTS (Cost $3,462,346)		3,462,346
TOTAL INVESTMENTS – 97.9% (Cost $201,590,327) (c)		218,003,793
Other Assets/ (Liabilities) – 2.1%		4,788,667
NET ASSETS – 100.0%		$222,792,460

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $3,462,349. Collateralized by U.S. Government Agency obligations with rates ranging from 3.455% - 4.930%, maturity dates ranging from 2/01/34 - 3/01/34, and an aggregate market value, including accrued interest, of $3,531,796.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.6%
COMMON STOCK – 99.6%
Advertising – 0.1%
Interpublic Group of Companies, Inc. (a)	26,200	$157,725
Aerospace & Defense – 1.1%
The Boeing Co.	6,893	329,485
General Dynamics Corp.	14,680	920,436
L-3 Communications Holdings, Inc.	7,160	517,596
Northrop Grumman Corp.	14,950	749,444
Raytheon Co.	5,970	270,322
United Technologies Corp.	4,280	263,006
		3,050,289
Agriculture – 0.6%
Archer-Daniels-Midland Co.	17,957	540,865
Bunge Ltd.	7,400	422,244
Lorillard, Inc.	2,408	187,150
Reynolds American, Inc.	13,370	648,177
		1,798,436
Airlines – 0.0%
Southwest Airlines Co.	100	840
Apparel – 0.1%
VF Corp.	4,230	300,499
Auto Manufacturers – 0.5%
Ford Motor Co. (a)	169,500	1,186,500
Oshkosh Corp.	10,800	337,608
		1,524,108
Automotive & Parts – 0.4%
Autoliv, Inc.	4,700	157,826
Federal-Mogul Corp. (a)	9,100	101,465
Johnson Controls, Inc.	16,600	397,072
TRW Automotive Holdings Corp. (a)	21,990	344,143
WABCO Holdings, Inc.	1,516	35,960
		1,036,466
Banks – 8.2%
Associated Banc-Corp.	5,650	72,377
Bancorpsouth, Inc.	4,300	97,094
Bank of America Corp.	466,731	6,804,938
Bank of Hawaii Corp.	3,220	142,968
Bank of New York Mellon Corp.	46,950	1,251,687
BB&T Corp.	38,317	916,159
BOK Financial Corp.	1,923	82,631
Capital One Financial Corp.	16,650	609,390
City National Corp.	1,941	73,117
Comerica, Inc.	10,200	283,050
Commerce Bancshares, Inc.	3,287	126,089
Cullen/Frost Bankers, Inc.	4,000	187,160
Fifth Third Bancorp	46,753	417,972
First Citizens BancShares, Inc. Class A	400	59,600
First Horizon National Corp. (a)	8,126	96,131
Fulton Financial Corp.	13,200	109,032
Huntington Bancshares, Inc.	20,971	79,900
KeyCorp	37,400	201,586
M&T Bank Corp.	3,940	247,629
Marshall & Ilsley Corp.	28,080	149,386
PNC Financial Services Group, Inc.	19,613	959,860
Popular, Inc.	97,019	209,561
Regions Financial Corp.	45,560	220,510
State Street Corp.	12,116	508,630
SunTrust Banks, Inc.	19,034	363,740
Synovus Financial Corp.	19,860	44,089
TCF Financial Corp.	12,200	144,326
U.S. Bancorp	79,558	1,847,337
Valley National Bancorp	4,569	60,676
Wells Fargo & Co.	239,404	6,588,398
Whitney Holding Corp.	3,600	28,908
Wilmington Trust Corp.	4,000	48,200
Zions Bancorp	6,150	87,084
		23,119,215
Beverages – 0.8%
Brown-Forman Corp. Class B	1,600	78,096
The Coca-Cola Co.	18,221	971,362
Coca-Cola Enterprises, Inc.	18,804	358,592
Constellation Brands, Inc. Class A (a)	14,930	236,193
Dr. Pepper Snapple Group, Inc. (a)	15,700	427,982
Molson Coors Brewing Co. Class B	3,660	179,230
The Pepsi Bottling Group, Inc.	1,760	65,894
PepsiAmericas, Inc.	500	14,620
		2,331,969
Biotechnology – 0.0%
Life Technologies Corp. (a)	2,360	111,321
Building Materials – 0.2%
Armstrong World Industries, Inc. (a)	6,300	234,675
Masco Corp.	17,855	209,796
Owens Corning, Inc. (a)	8,298	183,469
		627,940
Chemicals – 2.0%
Air Products & Chemicals, Inc.	3,714	286,461
Airgas, Inc.	3,000	133,080
Albemarle Corp.	5,200	164,216
Ashland, Inc.	9,819	339,148
Cabot Corp.	12,800	280,704
CF Industries Holdings, Inc.	1,200	99,900
Cytec Industries, Inc.	7,900	262,043
The Dow Chemical Co.	51,112	1,200,109
Du Pont (E.I.) de Nemours & Co.	30,756	978,656
Eastman Chemical Co.	5,000	262,550
Huntsman Corp.	12,943	102,897
The Lubrizol Corp.	4,396	292,598
PPG Industries, Inc.	8,600	485,298
RPM International, Inc.	10,321	181,856
The Sherwin-Williams Co.	3,000	171,120
Terra Industries, Inc.	3,879	123,236
The Valspar Corp.	13,270	336,660
		5,700,532
Commercial Services – 0.7%
Career Education Corp. (a)	400	8,336
Convergys Corp. (a)	20,087	217,944
Corrections Corporation of America (a)	3,300	79,002
Donnelley (R.R.) & Sons Co.	17,000	341,360
Equifax, Inc.	1,600	43,808

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hertz Global Holdings, Inc. (a)	11,100	$103,341
Hillenbrand, Inc.	2,200	43,956
Manpower, Inc.	7,000	331,870
McKesson Corp.	7,010	411,697
Quanta Services, Inc. (a)	3,474	73,649
SAIC, Inc. (a)	4,848	85,858
Service Corp. International	25,282	173,687
Weight Watchers International, Inc.	2,323	61,583
		1,976,091
Computers – 1.8%
Affiliated Computer Services, Inc. Class A (a)	1,600	83,344
Brocade Communications Systems, Inc. (a)	9,100	78,078
Computer Sciences Corp. (a)	6,570	333,165
Diebold, Inc.	6,921	209,291
DST Systems, Inc. (a)	1,668	69,572
EMC Corp. (a)	110,166	1,814,434
Hewlett-Packard Co.	24,000	1,139,040
Lexmark International, Inc. Class A (a)	7,828	199,614
SanDisk Corp. (a)	14,300	292,864
Seagate Technology	15,700	219,015
Sun Microsystems, Inc. (a)	21,235	173,702
Synopsys, Inc. (a)	6,757	148,654
Teradata Corp. (a)	1,400	39,032
Western Digital Corp. (a)	10,714	360,848
		5,160,653
Cosmetics & Personal Care – 0.8%
Alberto-Culver Co.	810	21,724
The Procter & Gamble Co.	39,322	2,280,676
		2,302,400
Distribution & Wholesale – 0.3%
Genuine Parts Co.	6,200	216,938
Ingram Micro, Inc. Class A (a)	9,921	175,106
Tech Data Corp. (a)	9,700	372,771
WESCO International, Inc. (a)	4,210	107,607
		872,422
Diversified Financial – 8.7%
American Express Co.	42,586	1,483,696
AmeriCredit Corp. (a)	16,573	292,513
Ameriprise Financial, Inc.	13,219	458,303
BlackRock, Inc.	1,400	303,086
CIT Group, Inc.	20,180	14,530
Citigroup, Inc.	582,616	2,382,899
CME Group, Inc.	1,800	544,698
Discover Financial Services	38,000	537,320
Franklin Resources, Inc.	4,100	428,983
The Goldman Sachs Group, Inc.	32,600	5,547,542
Interactive Brokers Group, Inc. Class A (a)	12,494	200,029
Invesco Ltd.	20,100	425,115
Investment Technology Group, Inc. (a)	9,070	195,640
JP Morgan Chase & Co.	227,362	9,496,911
Legg Mason, Inc.	8,400	244,524
Morgan Stanley	35,193	1,130,399
The NASDAQ OMX Group, Inc. (a)	5,600	101,136
NYSE Euronext	11,300	292,105
Raymond James Financial, Inc.	7,600	179,436
SLM Corp. (a)	22,890	222,033
Student Loan Corp.	2,820	118,581
		24,599,479
Electric – 5.6%
The AES Corp. (a)	28,923	378,024
Allegheny Energy, Inc.	2,300	52,486
Alliant Energy Corp.	3,400	90,304
Ameren Corp.	13,360	325,182
American Electric Power Co., Inc.	22,975	694,304
Calpine Corp. (a)	9,800	110,152
CenterPoint Energy, Inc.	8,700	109,620
CMS Energy Corp.	10,200	135,660
Consolidated Edison, Inc.	9,066	368,805
Constellation Energy Group, Inc.	15,100	466,892
Dominion Resources, Inc.	31,731	1,081,710
DPL, Inc.	2,700	68,418
DTE Energy Co.	9,656	357,079
Duke Energy Corp.	36,671	580,135
Edison International	25,880	823,502
Entergy Corp.	9,900	759,528
Exelon Corp.	29,307	1,376,257
FirstEnergy Corp.	16,120	697,674
FPL Group, Inc.	19,410	953,031
Great Plains Energy, Inc.	4,337	75,030
Hawaiian Electric Industries, Inc.	2,100	37,485
Integrys Energy Group, Inc.	3,640	125,944
MDU Resources Group, Inc.	4,600	95,450
Mirant Corp. (a)	24,900	348,102
Northeast Utilities	8,900	205,145
NRG Energy, Inc. (a)	23,300	535,667
NSTAR	4,310	133,394
NV Energy, Inc.	12,900	147,834
OGE Energy Corp.	6,860	227,889
Pepco Holdings, Inc.	4,810	71,813
PG&E Corp.	21,730	888,540
Pinnacle West Capital Corp.	6,160	192,931
Progress Energy, Inc.	10,100	379,053
Public Service Enterprise Group, Inc.	30,500	908,900
RRI Energy, Inc. (a)	12,700	66,929
SCANA Corp.	7,420	251,093
The Southern Co.	22,636	706,017
TECO Energy, Inc.	13,530	194,020
Westar Energy, Inc.	2,700	51,705
Wisconsin Energy Corp.	4,255	185,816
Xcel Energy, Inc.	27,520	519,027
		15,776,547
Electrical Components & Equipment – 0.4%
General Cable Corp. (a)	5,665	176,408
Hubbell, Inc. Class B	11,300	480,589
Molex, Inc.	19,614	366,194
		1,023,191
Electronics – 0.6%
Arrow Electronics, Inc. (a)	9,600	243,264
Avnet, Inc. (a)	7,600	188,328
AVX Corp.	19,942	225,743
Garmin Ltd.	16,272	492,391
Jabil Circuit, Inc.	20,500	274,290
PerkinElmer, Inc.	4,010	74,626
Thomas & Betts Corp. (a)	2,200	75,262

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vishay Intertechnology, Inc. (a)	40,100	$249,823
		1,823,727
Energy — Alternate Sources – 0.0%
Covanta Holding Corp. (a)	4,000	68,720
Engineering & Construction – 0.3%
KBR, Inc.	24,500	501,515
The Shaw Group, Inc. (a)	7,917	203,150
URS Corp. (a)	5,518	214,430
		919,095
Entertainment – 0.2%
DreamWorks Animation SKG, Inc. Class A (a)	1,300	41,600
International Speedway Corp. Class A	1,900	48,469
Penn National Gaming, Inc. (a)	5,300	133,189
Regal Entertainment Group Class A	4,200	52,962
Warner Music Group Corp. (a)	36,800	211,968
		488,188
Environmental Controls – 0.1%
Republic Services, Inc.	8,190	212,203
Waste Connections, Inc. (a)	2,900	91,147
Waste Management, Inc.	3,540	105,775
		409,125
Foods – 2.3%
Campbell Soup Co.	3,900	123,825
ConAgra Foods, Inc.	26,500	556,500
Corn Products International, Inc.	3,570	100,603
Del Monte Foods Co.	60,948	658,238
General Mills, Inc.	10,230	674,362
H.J. Heinz Co.	3,630	146,071
The Hershey Co.	5,600	211,624
Hormel Foods Corp.	4,883	178,034
The J.M. Smucker Co.	4,540	239,394
Kraft Foods, Inc. Class A	72,475	1,994,512
The Kroger Co.	3,998	92,474
Ralcorp Holdings, Inc. (a)	3,400	182,580
Safeway, Inc.	11,600	259,028
Sara Lee Corp.	23,400	264,186
Smithfield Foods, Inc. (a)	14,470	193,030
SUPERVALU, Inc.	17,200	272,964
Tyson Foods, Inc. Class A	23,900	299,228
		6,446,653
Forest Products & Paper – 0.5%
International Paper Co.	26,200	584,522
MeadWestvaco Corp.	11,400	260,262
Plum Creek Timber Co., Inc.	4,000	125,160
Rayonier, Inc.	2,700	104,166
Temple-Inland, Inc.	13,062	201,808
Weyerhaeuser Co.	6,450	234,393
		1,510,311
Gas – 0.7%
AGL Resources, Inc.	5,560	194,378
Atmos Energy Corp.	6,450	179,632
Energen Corp.	4,400	193,072
NiSource, Inc.	18,868	243,775
Sempra Energy	12,410	638,494
Southern Union Co.	8,700	170,259
UGI Corp.	6,490	154,981
Vectren Corp.	5,450	122,843
		1,897,434
Hand & Machine Tools – 0.3%
The Black & Decker Corp.	4,230	199,741
Kennametal Inc.	3,600	84,816
Lincoln Electric Holdings, Inc.	5,300	251,432
Snap-on, Inc.	3,830	139,910
The Stanley Works	4,400	199,012
		874,911
Health Care — Products – 1.2%
Boston Scientific Corp. (a)	27,977	227,173
CareFusion Corp. (a)	5,486	122,722
The Cooper Cos., Inc.	2,700	75,627
Hill-Rom Holdings, Inc.	8,436	165,261
Hologic, Inc. (a)	13,900	205,442
Inverness Medical Innovations, Inc. (a)	5,420	206,014
Johnson & Johnson	32,196	1,901,174
Kinetic Concepts, Inc. (a)	10,749	356,759
Zimmer Holdings, Inc. (a)	4,527	237,985
		3,498,157
Health Care — Services – 2.2%
Aetna, Inc.	14,420	375,353
CIGNA Corp.	14,300	398,112
Community Health Systems, Inc. (a)	9,100	284,648
Coventry Health Care, Inc. (a)	7,609	150,886
Health Net, Inc. (a)	4,500	67,095
Humana, Inc. (a)	5,600	210,448
LifePoint Hospitals, Inc. (a)	3,600	101,988
Lincare Holdings, Inc. (a)	2,200	69,102
Mednax, Inc. (a)	1,500	77,880
Tenet Healthcare Corp. (a)	19,152	98,058
Thermo Fisher Scientific, Inc. (a)	18,912	851,040
UnitedHealth Group, Inc.	72,514	1,881,738
Universal Health Services, Inc. Class B	4,738	263,670
WellPoint, Inc. (a)	28,979	1,355,058
		6,185,076
Holding Company — Diversified – 0.1%
Leucadia National Corp. (a)	7,000	157,290
Home Builders – 0.4%
D.R. Horton, Inc.	23,000	252,080
KB Home	7,021	99,558
Lennar Corp. Class A	7,200	90,720
M.D.C. Holdings, Inc.	5,600	182,672
NVR, Inc. (a)	400	264,908
Pulte Homes, Inc.	13,157	118,544
Thor Industries, Inc.	6,095	159,811
Toll Brothers, Inc. (a)	5,900	102,188
		1,270,481
Home Furnishing – 0.1%
Harman International Industries, Inc.	600	22,566
Whirlpool Corp.	4,500	322,155
		344,721
Household Products – 0.3%
Avery Dennison Corp.	5,700	203,205
The Clorox Co.	1,000	59,230
Fortune Brands, Inc.	7,668	298,669
Jarden Corp.	6,972	190,963
Kimberly-Clark Corp.	3,340	204,274
		956,341

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Housewares – 0.1%
Newell Rubbermaid, Inc.	15,900	$230,709
Insurance – 5.2%
Alleghany Corp. (a)	308	77,000
Allied World Assurance Holdings Ltd.	7,100	317,796
The Allstate Corp.	20,184	596,841
American Financial Group, Inc.	6,300	154,980
American International Group, Inc. (a)	4,502	151,357
American National Insurance	1,680	140,263
Aon Corp.	12,560	483,686
Arch Capital Group Ltd. (a)	2,300	154,951
Arthur J. Gallagher & Co.	500	11,155
Aspen Insurance Holdings Ltd.	13,377	345,127
Assurant, Inc.	5,690	170,302
Axis Capital Holdings Ltd.	7,800	225,342
Brown & Brown, Inc.	5,100	93,687
The Chubb Corp.	21,960	1,065,499
Cincinnati Financial Corp.	4,720	119,699
CNA Financial Corp. (a)	12,600	274,302
Endurance Specialty Holdings Ltd.	12,964	466,574
Erie Indemnity Co. Class A	2,150	75,788
Everest Re Group Ltd.	4,300	376,207
Fidelity National Financial, Inc. Class A	8,982	121,886
First American Corp.	6,100	185,379
Genworth Financial, Inc. Class A (a)	12,060	128,077
The Hanover Insurance Group, Inc.	2,600	109,382
The Hartford Financial Services Group, Inc.	14,190	347,939
HCC Insurance Holdings, Inc.	12,445	328,424
Lincoln National Corp.	8,298	197,741
Loews Corp.	11,095	367,244
Marsh & McLennan Cos., Inc.	18,200	426,972
MBIA, Inc. (a)	23,100	93,786
Mercury General Corp.	2,078	75,764
MetLife, Inc.	23,540	801,066
Old Republic International Corp.	22,900	244,572
OneBeacon Insurance Group Ltd.	11,600	138,272
PartnerRe Ltd.	4,800	367,104
The Progressive Corp. (a)	22,035	352,560
Protective Life Corp.	11,980	230,615
Prudential Financial, Inc.	14,300	646,789
Reinsurance Group of America, Inc. Class A	4,250	195,925
RenaissanceRe Holdings Ltd.	5,500	288,750
StanCorp Financial Group, Inc.	4,070	149,410
Torchmark Corp.	3,840	155,904
Transatlantic Holdings, Inc.	5,000	252,500
The Travelers Cos., Inc.	35,572	1,771,130
Unitrin, Inc.	7,650	149,940
Unum Group	22,300	444,885
Validus Holdings Ltd.	11,500	290,950
W.R. Berkley Corp.	5,600	138,432
White Mountains Insurance Group Ltd.	600	185,646
XL Capital Ltd. Class A	16,250	266,662
		14,754,262
Internet – 0.6%
eBay, Inc. (a)	49,291	1,097,710
Expedia, Inc. (a)	10,683	242,184
IAC/InterActiveCorp (a)	3,450	65,343
Liberty Media Holding Corp. Interactive Class A (a)	25,600	290,304
		1,695,541
Iron & Steel – 0.9%
AK Steel Holding Corp.	9,400	149,178
Allegheny Technologies, Inc.	8,877	273,944
Carpenter Technology Corp.	4,100	86,223
Cliffs Natural Resources, Inc.	5,900	209,863
Nucor Corp.	19,800	789,030
Reliance Steel & Aluminum Co.	9,181	334,923
Schnitzer Steel Industries, Inc. Class A	7,129	308,258
Steel Dynamics, Inc.	14,700	196,833
United States Steel Corp.	9,290	320,412
		2,668,664
Leisure Time – 0.2%
Carnival Corp.	11,995	349,294
Harley-Davidson, Inc.	6,800	169,456
Royal Caribbean Cruises Ltd. (a)	2,000	40,460
		559,210
Lodging – 0.2%
Marriott International, Inc. Class A	7,065	177,049
MGM MIRAGE (a)	7,706	71,435
Starwood Hotels & Resorts Worldwide, Inc.	7,933	230,533
Wyndham Worldwide Corp.	10,500	179,025
		658,042
Machinery — Construction & Mining – 0.3%
Caterpillar, Inc.	13,700	754,322
Terex Corp. (a)	5,600	113,232
		867,554
Machinery — Diversified – 0.8%
AGCO Corp. (a)	2,370	66,621
Cummins, Inc.	7,100	305,726
Deere & Co.	15,268	695,457
Eaton Corp.	11,298	682,964
Gardner Denver, Inc. (a)	900	32,319
Graco, Inc.	3,400	93,636
IDEX Corp.	4,300	122,249
Rockwell Automation, Inc.	7,308	299,263
		2,298,235
Manufacturing – 4.5%
AptarGroup, Inc.	3,800	134,178
Carlisle Cos., Inc.	16,700	518,368
Crane Co.	3,020	84,107
Danaher Corp.	3,400	231,982
Dover Corp.	6,261	235,914
General Electric Co.	588,904	8,397,771
Illinois Tool Works, Inc.	25,600	1,175,552
ITT Corp.	10,100	512,070
Leggett & Platt, Inc.	13,637	263,603
Parker Hannifin Corp.	9,806	519,326
Pentair, Inc.	2,600	75,660
SPX Corp.	3,000	158,340

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Teleflex, Inc.	1,420	$70,645
Textron, Inc.	4,674	83,104
Trinity Industries, Inc.	9,400	158,672
		12,619,292
Media – 4.5%
Cablevision Systems Corp. Class A	9,900	227,304
CBS Corp. Class B	12,700	149,479
Comcast Corp. Class A	165,700	2,402,650
Discovery Communications, Inc., Series C (a)	1,200	28,824
DISH Network Corp. Class A (a)	16,994	295,696
Gannett Co., Inc.	34,300	336,826
Liberty Global, Inc. Class A (a)	13,000	266,890
Liberty Media Corp. Capital Class A (a)	12,900	266,901
Liberty Media Corp. Entertainment Class A (a)	10,100	311,282
Meredith Corp.	5,483	148,370
News Corp. Class A	116,700	1,344,384
Scripps Networks Interactive Class A	2,100	79,296
Time Warner Cable, Inc.	13,663	538,869
Time Warner, Inc.	85,846	2,585,681
Viacom, Inc. Class B (a)	31,814	877,748
The Walt Disney Co.	94,074	2,574,805
The Washington Post Co. Class B	700	302,400
		12,737,405
Metal Fabricate & Hardware – 0.2%
Commercial Metals Co.	21,500	319,060
Timken Co.	17,375	382,771
		701,831
Mining – 0.4%
Alcoa, Inc.	15,200	188,784
Freeport-McMoRan Copper & Gold, Inc. (a)	6,900	506,184
Royal Gold, Inc.	1,500	66,255
Southern Copper Corp.	2,800	88,200
Titanium Metals Corp.	10,800	92,880
Vulcan Materials Co.	2,400	110,472
		1,052,775
Office Equipment/Supplies – 0.2%
Pitney Bowes, Inc.	10,600	259,700
Xerox Corp.	57,728	434,115
		693,815
Oil & Gas – 15.3%
Anadarko Petroleum Corp.	34,005	2,071,925
Apache Corp.	10,939	1,029,579
Cabot Oil & Gas Corp.	2,267	87,211
Chesapeake Energy Corp.	15,200	372,400
Chevron Corp.	122,095	9,345,151
Cimarex Energy Co.	1,882	73,699
ConocoPhillips	83,548	4,192,439
Denbury Resources, Inc. (a)	4,840	70,664
Devon Energy Corp.	2,050	132,655
Encore Acquisition Co. (a)	3,200	118,624
ENSCO International, Inc.	7,200	329,688
EOG Resources, Inc.	1,200	97,992
Exxon Mobil Corp.	217,480	15,586,791
Frontier Oil Corp.	8,500	117,810
Helmerich & Payne, Inc.	4,400	167,288
Hess Corp.	12,200	667,828
Marathon Oil Corp.	37,189	1,188,932
Murphy Oil Corp.	8,737	534,180
Nabors Industries Ltd. (a)	17,361	361,630
Newfield Exploration Co. (a)	4,544	186,395
Noble Energy, Inc.	6,000	393,780
Occidental Petroleum Corp.	51,600	3,915,408
Patterson-UTI Energy, Inc.	10,600	165,148
Plains Exploration & Production Co. (a)	8,200	217,300
Pride International, Inc. (a)	7,600	224,656
Questar Corp.	2,800	111,552
Range Resources Corp.	1,200	60,060
Rowan Companies, Inc.	9,200	213,900
Seahawk Drilling, Inc. (a)	506	13,662
Sunoco, Inc.	4,400	135,520
Tesoro Corp.	12,848	181,671
Unit Corp. (a)	2,400	93,792
Valero Energy Corp.	11,717	212,078
XTO Energy, Inc.	17,957	746,293
		43,417,701
Oil & Gas Services – 1.8%
Baker Hughes, Inc.	8,709	366,388
BJ Services Co.	12,222	234,662
Exterran Holdings, Inc. (a)	5,300	108,279
Halliburton Co.	44,718	1,306,213
Helix Energy Solutions Group, Inc. (a)	7,200	98,856
National Oilwell Varco, Inc. (a)	42,188	1,729,286
Oil States International, Inc. (a)	6,700	230,748
Schlumberger Ltd.	11,045	686,999
SEACOR Holdings, Inc. (a)	1,700	138,159
Tidewater, Inc.	4,030	167,930
		5,067,520
Packaging & Containers – 0.4%
Ball Corp.	2,000	98,660
Bemis Co., Inc.	7,039	181,817
Owens-IIlinois, Inc. (a)	1,200	38,256
Packaging Corporation of America	7,039	128,673
Pactiv Corp. (a)	10,105	233,325
Sealed Air Corp.	11,200	215,376
Sonoco Products Co.	6,600	176,550
		1,072,657
Pharmaceuticals – 5.5%
AmerisourceBergen Corp.	3,715	82,287
Bristol-Myers Squibb Co.	56,244	1,226,119
Cardinal Health, Inc.	11,042	312,930
Eli Lilly & Co.	26,020	884,940
Endo Pharmaceuticals Holdings, Inc. (a)	25,500	571,200
Forest Laboratories, Inc. (a)	24,000	664,080
King Pharmaceuticals, Inc. (a)	19,920	201,790
Merck & Co., Inc.	80,021	2,475,050
Mylan, Inc. (a)	17,340	281,602
NBTY, Inc. (a)	1,100	40,051
Omnicare, Inc.	4,531	98,187
Pfizer, Inc.	477,546	8,132,608
Schering-Plough Corp.	10,146	286,117
Watson Pharmaceuticals, Inc. (a)	8,360	287,751
		15,544,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pipelines – 0.7%
El Paso Corp.	25,650	$251,626
National Fuel Gas Co.	4,850	219,899
Oneok, Inc.	6,280	227,399
Spectra Energy Corp.	31,735	606,773
The Williams Cos., Inc.	33,474	630,985
		1,936,682
Real Estate – 0.1%
Forest City Enterprises, Inc. Class A	20,100	175,272
Jones Lang Lasalle, Inc.	2,100	98,385
		273,657
Real Estate Investment Trusts (REITS) – 2.3%
Alexandria Real Estate Equities, Inc.	100	5,417
AMB Property Corp.	12,655	278,157
Annaly Capital Management, Inc.	36,060	609,775
Apartment Investment & Management Co. Class A	7,000	86,450
AvalonBay Communities, Inc.	504	34,665
Boston Properties, Inc.	7,300	443,621
Brandywine Realty Trust	27,100	259,076
BRE Properties, Inc.	4,300	117,089
Camden Property Trust	2,800	101,500
CapitalSource, Inc.	11,600	41,296
Chimera Investment Corp.	40,600	141,694
Corporate Office Properties Trust	3,600	119,484
Douglas Emmett, Inc.	7,300	86,140
Duke Realty Corp.	17,800	200,072
Equity Residential	14,500	418,760
Essex Property Trust, Inc.	1,600	120,288
HCP, Inc.	7,078	209,438
Health Care, Inc.	2,200	97,614
Hospitality Properties Trust	5,740	110,839
Host Hotels & Resorts, Inc.	29,827	301,551
HRPT Properties Trust	70,670	496,810
Kimco Realty Corp.	13,400	169,376
Liberty Property Trust	8,570	251,701
Mack-Cali Realty Corp.	8,560	264,932
Nationwide Health Properties, Inc.	1,600	51,600
ProLogis	28,000	317,240
Realty Income Corp.	6,300	146,034
Regency Centers Corp.	2,500	83,875
Senior Housing Properties Trust	7,200	138,816
SL Green Realty Corp.	4,700	182,172
UDR, Inc.	5,100	73,338
Ventas, Inc.	5,900	236,767
Vornado Realty Trust	5,229	311,439
Weingarten Realty Investors	6,600	122,100
		6,629,126
Retail – 3.3%
Abercrombie & Fitch Co. Class A	4,962	162,853
AutoNation, Inc. (a)	22,440	386,866
Barnes & Noble, Inc.	30,529	507,087
Big Lots, Inc. (a)	6,005	150,425
BJ's Wholesale Club, Inc. (a)	4,700	164,641
Chico's FAS, Inc. (a)	11,033	131,844
CVS Caremark Corp.	43,407	1,532,267
Foot Locker, Inc.	13,094	137,225
The Gap, Inc.	5,500	117,370
The Home Depot, Inc.	80,673	2,024,085
J.C. Penney Co., Inc.	13,600	450,568
Kohl's Corp. (a)	1,200	68,664
Limited Brands, Inc.	19,600	344,960
Lowe's Cos., Inc.	23,300	455,981
Macy's, Inc.	25,444	447,051
Office Depot, Inc. (a)	33,203	200,878
Penske Auto Group, Inc.	22,300	349,218
Phillips-Van Heusen Corp.	12,798	513,840
Polo Ralph Lauren Corp.	2,300	171,166
RadioShack Corp.	8,022	135,492
Sears Holdings Corp. (a)	2,810	190,687
Signet Jewelers Ltd. (a)	14,578	367,511
Williams-Sonoma, Inc.	15,140	284,329
		9,295,008
Savings & Loans – 0.3%
First Niagara Financial Group, Inc.	8,200	105,288
Hudson City Bancorp, Inc.	11,450	150,453
New York Community Bancorp, Inc.	25,890	279,353
People's United Financial, Inc.	12,200	195,566
TFS Financial Corp.	7,700	89,782
Washington Federal, Inc.	2,716	46,580
		867,022
Semiconductors – 1.6%
Advanced Micro Devices, Inc. (a)	20,876	96,030
Applied Materials, Inc.	11,900	145,180
Atmel Corp. (a)	27,400	101,928
Cypress Semiconductor Corp. (a)	38,200	322,026
Fairchild Semiconductor International, Inc. (a)	23,786	177,919
Integrated Device Technology, Inc. (a)	9,400	55,272
Intel Corp.	99,580	1,902,974
Intersil Corp. Class A	6,400	80,320
KLA-Tencor Corp.	8,600	279,586
LSI Corp. (a)	26,900	137,728
Marvell Technology Group Ltd. (a)	23,398	321,021
Maxim Integrated Products, Inc.	10,900	181,703
Microchip Technology, Inc.	6,400	153,344
Micron Technology, Inc. (a)	41,000	278,390
Novellus Systems, Inc. (a)	7,480	153,938
PMC-Sierra, Inc. (a)	8,100	69,012
		4,456,371
Software – 0.3%
Activision Blizzard, Inc. (a)	3,200	34,656
Autodesk, Inc. (a)	3,100	77,283
Broadridge Financial Solutions, Inc.	14,100	293,421
CA, Inc.	3,890	81,379
Compuware Corp. (a)	12,590	88,885
Fidelity National Information Services, Inc.	6,800	147,968
IMS Health, Inc.	6,000	98,340
		821,932
Telecommunications – 6.1%
Amdocs Ltd. (a)	6,300	158,760
AT&T, Inc.	350,877	9,007,012
CenturyTel, Inc.	17,142	556,429
Ciena Corp. (a)	7,400	86,802
CommScope, Inc. (a)	5,000	135,100
Corning, Inc.	9,200	134,412

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Crown Castle International Corp. (a)	7,700	$232,694
EchoStar Corp. (a)	12,900	234,264
Frontier Communications Corp.	10,700	76,719
Leap Wireless International, Inc. (a)	1,700	22,474
Motorola, Inc.	97,380	834,547
NII Holdings, Inc. (a)	5,600	150,808
Qwest Communications International, Inc.	146,100	524,499
Sprint Nextel Corp. (a)	143,630	425,145
Telephone & Data Systems, Inc.	8,700	257,694
Tellabs, Inc. (a)	28,000	168,560
Verizon Communications, Inc.	133,439	3,948,460
Virgin Media, Inc.	9,700	135,509
Windstream Corp.	10,562	101,818
		17,191,706
Textiles – 0.1%
Cintas Corp.	7,800	215,982
Mohawk Industries, Inc. (a)	3,830	164,039
		380,021
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	2,470	67,357
Mattel, Inc.	3,800	71,934
		139,291
Transportation – 1.9%
Alexander & Baldwin, Inc.	2,700	77,841
Burlington Northern Santa Fe Corp.	6,958	524,077
Con-way, Inc.	6,300	207,837
CSX Corp.	24,900	1,050,282
FedEx Corp.	22,214	1,614,736
Frontline Ltd.	7,300	170,309
Kirby Corp. (a)	2,500	84,500
Norfolk Southern Corp.	13,900	648,018
Overseas Shipholding Group, Inc.	4,174	163,829
Ryder System, Inc.	4,936	200,155
Teekay Corp.	7,700	159,775
Union Pacific Corp.	8,200	452,148
		5,353,507
Trucking & Leasing – 0.1%
GATX Corp.	5,136	139,597
Water – 0.0%
Aqua America, Inc.	2,100	32,445
TOTAL COMMON STOCK (Cost $279,546,144)		282,476,643
TOTAL EQUITIES (Cost $279,546,144)		282,476,643
TOTAL LONG-TERM INVESTMENTS (Cost $279,546,144)		282,476,643
	Principal Amount
SHORT-TERM INVESTMENTS – 0.0%
Repurchase Agreement – 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$137,375	137,375
TOTAL SHORT-TERM INVESTMENTS (Cost $137,375)		137,375
TOTAL INVESTMENTS – 99.6% (Cost $279,683,519) (c)		282,614,018
Other Assets/ (Liabilities) – 0.4%		1,093,302
NET ASSETS – 100.0%		$283,707,320

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $137,375. Collateralized by U.S. Government Agency obligations with a rate of 3.647%, maturity date of 4/01/34, and an aggregate market value, including accrued interest, of $140,356.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.6%
COMMON STOCK – 99.6%
Advertising – 0.1%
Interpublic Group of Companies, Inc. (a)	200	$1,205
Omnicom Group, Inc.	450	15,426
		16,631
Aerospace & Defense – 2.0%
The Boeing Co.	500	23,900
General Dynamics Corp.	600	37,620
Goodrich Corp.	250	13,588
L-3 Communications Holdings, Inc.	384	27,759
Lockheed Martin Corp.	588	40,449
Northrop Grumman Corp.	700	35,091
Raytheon Co.	1,150	52,072
Rockwell Collins, Inc.	100	5,038
United Technologies Corp.	1,550	95,247
		330,764
Agriculture – 2.2%
Altria Group, Inc.	3,194	57,843
Archer-Daniels-Midland Co.	1,983	59,728
Lorillard, Inc.	300	23,316
Philip Morris International, Inc.	3,926	185,936
Reynolds American, Inc.	656	31,803
		358,626
Airlines – 0.0%
Southwest Airlines Co.	100	840
Apparel – 0.3%
Nike, Inc. Class B	460	28,603
VF Corp.	200	14,208
		42,811
Auto Manufacturers – 0.3%
Ford Motor Co. (a)	5,950	41,650
Paccar, Inc.	400	14,964
		56,614
Automotive & Parts – 0.2%
The Goodyear Tire & Rubber Co. (a)	100	1,288
Johnson Controls, Inc.	1,050	25,116
		26,404
Banks – 4.9%
Bank of America Corp.	14,307	208,596
Bank of New York Mellon Corp.	1,676	44,682
BB&T Corp.	1,500	35,865
Capital One Financial Corp.	809	29,609
Comerica, Inc.	600	16,650
Fifth Third Bancorp	1,653	14,778
First Horizon National Corp. (a)	615	7,275
KeyCorp	850	4,582
M&T Bank Corp.	200	12,570
Marshall & Ilsley Corp.	2,327	12,380
Northern Trust Corp.	250	12,563
PNC Financial Services Group, Inc.	583	28,532
Regions Financial Corp.	990	4,792
State Street Corp.	719	30,184
SunTrust Banks, Inc.	750	14,332
U.S. Bancorp	2,950	68,499
Wells Fargo & Co.	8,716	239,864
Zions Bancorp	200	2,832
		788,585
Beverages – 2.4%
Brown-Forman Corp. Class B	200	9,762
The Coca-Cola Co.	3,029	161,476
Coca-Cola Enterprises, Inc.	1,208	23,037
Constellation Brands, Inc. Class A (a)	450	7,119
Dr. Pepper Snapple Group, Inc. (a)	500	13,630
Molson Coors Brewing Co. Class B	200	9,794
The Pepsi Bottling Group, Inc.	750	28,080
PepsiCo, Inc.	2,333	141,263
		394,161
Biotechnology – 1.2%
Amgen, Inc. (a)	2,393	128,576
Biogen Idec, Inc. (a)	500	21,065
Celgene Corp. (a)	234	11,945
Genzyme Corp. (a)	100	5,060
Life Technologies Corp. (a)	275	12,972
Millipore Corp. (a)	100	6,701
		186,319
Building Materials – 0.1%
Masco Corp.	1,258	14,781
Chemicals – 1.5%
Air Products & Chemicals, Inc.	200	15,426
CF Industries Holdings, Inc.	200	16,650
The Dow Chemical Co.	1,742	40,902
Du Pont (E.I.) de Nemours & Co.	1,683	53,553
Eastman Chemical Co.	581	30,509
Ecolab, Inc.	100	4,396
International Flavors & Fragrances, Inc.	100	3,809
Monsanto Co.	100	6,718
PPG Industries, Inc.	400	22,572
Praxair, Inc.	100	7,944
The Sherwin-Williams Co.	500	28,520
Sigma-Aldrich Corp.	100	5,193
		236,192
Coal – 0.1%
CONSOL Energy, Inc.	100	4,281
Massey Energy Co.	200	5,818
Peabody Energy Corp.	200	7,918
		18,017
Commercial Services – 1.5%
Apollo Group, Inc. Class A (a)	400	22,840
Automatic Data Processing, Inc.	500	19,900
Convergys Corp. (a)	2,413	26,181
DeVry, Inc.	100	5,529
Donnelley (R.R.) & Sons Co.	750	15,060
Equifax, Inc.	250	6,845
H&R Block, Inc.	500	9,170
Iron Mountain, Inc. (a)	200	4,886
MasterCard, Inc. Class A	100	21,902
McKesson Corp.	700	41,111
Moody's Corp.	580	13,734
Paychex, Inc.	300	8,523
Quanta Services, Inc. (a)	300	6,360
Robert Half International, Inc.	300	6,960

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Total System Services, Inc.	800	$12,776
Western Union Co.	1,450	26,347
		248,124
Computers – 7.2%
Affiliated Computer Services, Inc. Class A (a)	200	10,418
Apple, Inc. (a)	1,700	320,450
Cognizant Technology Solutions Corp. Class A (a)	400	15,460
Computer Sciences Corp. (a)	650	32,961
Dell, Inc. (a)	3,084	44,687
EMC Corp. (a)	5,995	98,738
Hewlett-Packard Co.	3,950	187,467
International Business Machines Corp.	2,800	337,708
Lexmark International, Inc. Class A (a)	507	12,929
NetApp, Inc. (a)	650	17,582
SanDisk Corp. (a)	1,000	20,480
Sun Microsystems, Inc. (a)	1,100	8,998
Teradata Corp. (a)	800	22,304
Western Digital Corp. (a)	900	30,312
		1,160,494
Cosmetics & Personal Care – 1.8%
Avon Products, Inc.	400	12,820
Colgate-Palmolive Co.	600	47,178
The Estee Lauder Cos., Inc. Class A	300	12,750
The Procter & Gamble Co.	3,882	225,156
		297,904
Distribution & Wholesale – 0.1%
Fastenal Co.	100	3,450
Genuine Parts Co.	300	10,497
W.W. Grainger, Inc.	100	9,373
		23,320
Diversified Financial – 5.5%
American Express Co.	1,800	62,712
Ameriprise Financial, Inc.	510	17,682
The Charles Schwab Corp.	895	15,519
Citigroup, Inc.	19,615	80,226
CME Group, Inc.	100	30,261
Discover Financial Services	1,450	20,503
E*TRADE Financial Corp. (a)	1,000	1,460
Federated Investors, Inc. Class B	200	5,250
Franklin Resources, Inc.	200	20,926
The Goldman Sachs Group, Inc.	1,200	204,204
IntercontinentalExchange, Inc. (a)	100	10,019
Invesco Ltd.	500	10,575
JP Morgan Chase & Co.	7,542	315,029
Legg Mason, Inc.	200	5,822
Morgan Stanley	1,893	60,803
The NASDAQ OMX Group, Inc. (a)	200	3,612
NYSE Euronext	300	7,755
SLM Corp. (a)	1,100	10,670
T. Rowe Price Group, Inc.	200	9,746
		892,774
Electric – 3.1%
The AES Corp. (a)	1,788	23,369
Allegheny Energy, Inc.	100	2,282
Ameren Corp.	400	9,736
American Electric Power Co., Inc.	673	20,338
CenterPoint Energy, Inc.	1,111	13,998
CMS Energy Corp.	700	9,310
Consolidated Edison, Inc.	262	10,658
Constellation Energy Group, Inc.	800	24,736
Dominion Resources, Inc.	600	20,454
DTE Energy Co.	350	12,943
Duke Energy Corp.	1,335	21,120
Dynegy, Inc. Class A (a)	900	1,800
Edison International	851	27,079
Entergy Corp.	300	23,016
Exelon Corp.	1,100	51,656
FirstEnergy Corp.	600	25,968
FPL Group, Inc.	668	32,799
Integrys Energy Group, Inc.	100	3,460
Northeast Utilities	300	6,915
Pepco Holdings, Inc.	100	1,493
PG&E Corp.	650	26,578
Pinnacle West Capital Corp.	300	9,396
PPL Corp.	556	16,369
Progress Energy, Inc.	400	15,012
Public Service Enterprise Group, Inc.	1,100	32,780
SCANA Corp.	300	10,152
The Southern Co.	600	18,714
TECO Energy, Inc.	400	5,736
Wisconsin Energy Corp.	200	8,734
Xcel Energy, Inc.	850	16,031
		502,632
Electrical Components & Equipment – 0.4%
Emerson Electric Co.	805	30,389
Molex, Inc.	1,735	32,392
		62,781
Electronics – 0.3%
Agilent Technologies, Inc. (a)	600	14,844
Amphenol Corp. Class A	100	4,012
FLIR Systems, Inc. (a)	100	2,781
Jabil Circuit, Inc.	1,000	13,380
PerkinElmer, Inc.	350	6,513
Waters Corp. (a)	100	5,743
		47,273
Engineering & Construction – 0.2%
Fluor Corp.	300	13,326
Jacobs Engineering Group, Inc. (a)	400	16,916
		30,242
Entertainment – 0.0%
International Game Technology	400	7,136
Environmental Controls – 0.2%
Republic Services, Inc.	712	18,448
Stericycle, Inc. (a)	100	5,237
Waste Management, Inc.	400	11,952
		35,637
Foods – 2.2%
Campbell Soup Co.	100	3,175
ConAgra Foods, Inc.	900	18,900
Dean Foods Co. (a)	411	7,492
General Mills, Inc.	578	38,102
H.J. Heinz Co.	600	24,144
The Hershey Co.	600	22,674
Hormel Foods Corp.	847	30,882
The J.M. Smucker Co.	200	10,546
Kellogg Co.	300	15,462
Kraft Foods, Inc. Class A	2,454	67,534
The Kroger Co.	905	20,933

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
McCormick & Co., Inc.	100	$3,501
Safeway, Inc.	900	20,097
Sara Lee Corp.	1,200	13,548
SUPERVALU, Inc.	600	9,522
Sysco Corp.	325	8,596
Tyson Foods, Inc. Class A	2,200	27,544
Whole Foods Market, Inc. (a)	200	6,412
		349,064
Forest Products & Paper – 0.4%
International Paper Co.	1,050	23,426
MeadWestvaco Corp.	941	21,483
Plum Creek Timber Co., Inc.	400	12,516
Weyerhaeuser Co.	200	7,268
		64,693
Gas – 0.2%
Nicor, Inc.	100	3,708
NiSource, Inc.	600	7,752
Sempra Energy	400	20,580
		32,040
Hand & Machine Tools – 0.2%
The Black & Decker Corp.	100	4,722
Snap-on, Inc.	100	3,653
The Stanley Works	400	18,092
		26,467
Health Care — Products – 3.1%
Baxter International, Inc.	633	34,220
Becton, Dickinson & Co.	300	20,508
Boston Scientific Corp. (a)	2,600	21,112
C.R. Bard, Inc.	100	7,507
CareFusion Corp. (a)	300	6,711
Johnson & Johnson	5,211	307,709
Medtronic, Inc.	1,951	69,651
St. Jude Medical, Inc. (a)	100	3,408
Stryker Corp.	400	18,400
Varian Medical Systems, Inc. (a)	100	4,098
Zimmer Holdings, Inc. (a)	219	11,513
		504,837
Health Care — Services – 1.5%
Aetna, Inc.	700	18,221
CIGNA Corp.	650	18,096
Coventry Health Care, Inc. (a)	575	11,402
DaVita, Inc. (a)	100	5,303
Humana, Inc. (a)	300	11,274
Laboratory Corporation of America Holdings (a)	200	13,778
Quest Diagnostics, Inc.	200	11,186
Tenet Healthcare Corp. (a)	1,658	8,489
Thermo Fisher Scientific, Inc. (a)	682	30,690
UnitedHealth Group, Inc.	2,431	63,085
WellPoint, Inc. (a)	1,100	51,436
		242,960
Holding Company — Diversified – 0.1%
Leucadia National Corp. (a)	500	11,235
Home Builders – 0.1%
D.R. Horton, Inc.	750	8,220
KB Home	468	6,636
Lennar Corp. Class A	200	2,520
Pulte Homes, Inc.	528	4,757
		22,133
Home Furnishing – 0.1%
Harman International Industries, Inc.	200	7,522
Whirlpool Corp.	100	7,159
		14,681
Household Products – 0.6%
Avery Dennison Corp.	456	16,256
The Clorox Co.	150	8,885
Fortune Brands, Inc.	150	5,843
Kimberly-Clark Corp.	1,145	70,028
		101,012
Housewares – 0.1%
Newell Rubbermaid, Inc.	700	10,157
Insurance – 3.2%
AFLAC, Inc.	900	37,341
The Allstate Corp.	950	28,092
American International Group, Inc. (a)	305	10,254
Aon Corp.	450	17,330
Assurant, Inc.	511	15,294
The Chubb Corp.	1,150	55,798
Cincinnati Financial Corp.	433	10,981
Genworth Financial, Inc. Class A (a)	1,400	14,868
The Hartford Financial Services Group, Inc.	600	14,712
Lincoln National Corp.	549	13,083
Loews Corp.	600	19,860
Marsh & McLennan Cos., Inc.	600	14,076
MBIA, Inc. (a)	1,600	6,496
MetLife, Inc.	1,350	45,940
Principal Financial Group, Inc.	500	12,520
The Progressive Corp. (a)	1,300	20,800
Prudential Financial, Inc.	950	42,968
Torchmark Corp.	300	12,180
The Travelers Cos., Inc.	1,757	87,481
Unum Group	1,300	25,935
XL Capital Ltd. Class A	912	14,966
		520,975
Internet – 2.1%
Akamai Technologies, Inc. (a)	300	6,600
Amazon.com, Inc. (a)	400	47,524
eBay, Inc. (a)	1,900	42,313
Expedia, Inc. (a)	732	16,594
Google, Inc. Class A (a)	300	160,836
McAfee, Inc. (a)	300	12,564
Symantec Corp. (a)	900	15,822
VeriSign, Inc. (a)	350	7,984
Yahoo!, Inc. (a)	1,634	25,981
		336,218
Iron & Steel – 0.5%
AK Steel Holding Corp.	600	9,522
Allegheny Technologies, Inc.	469	14,473
Nucor Corp.	960	38,256
United States Steel Corp.	400	13,796
		76,047
Leisure Time – 0.1%
Carnival Corp.	581	16,919
Harley-Davidson, Inc.	200	4,984
		21,903

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging – 0.2%
Marriott International, Inc. Class A	339	$8,495
Starwood Hotels & Resorts Worldwide, Inc.	278	8,079
Wyndham Worldwide Corp.	674	11,492
Wynn Resorts Ltd. (a)	100	5,422
		33,488
Machinery — Construction & Mining – 0.3%
Caterpillar, Inc.	800	44,048
Machinery — Diversified – 0.6%
Cummins, Inc.	300	12,918
Deere & Co.	531	24,187
Eaton Corp.	550	33,247
Flowserve Corp.	100	9,821
Rockwell Automation, Inc.	344	14,087
		94,260
Manufacturing – 3.7%
3M Co.	1,300	95,641
Danaher Corp.	350	23,880
Dover Corp.	500	18,840
Eastman Kodak Co. (a)	350	1,313
General Electric Co.	19,650	280,209
Honeywell International, Inc.	1,700	61,013
Illinois Tool Works, Inc.	948	43,532
ITT Corp.	450	22,815
Leggett & Platt, Inc.	550	10,632
Pall Corp.	200	6,348
Parker Hannifin Corp.	374	19,807
Textron, Inc.	450	8,001
		592,031
Media – 2.7%
CBS Corp. Class B	400	4,708
Comcast Corp. Class A	6,021	87,304
The DIRECTV Group, Inc. (a)	700	18,410
Gannett Co., Inc.	2,200	21,604
The McGraw-Hill Cos., Inc.	700	20,146
Meredith Corp.	1,000	27,060
New York Times Co. Class A	200	1,594
News Corp. Class A	2,738	31,542
Scripps Networks Interactive Class A	100	3,776
Time Warner Cable, Inc.	443	17,472
Time Warner, Inc.	3,280	98,794
Viacom, Inc. Class B (a)	1,200	33,108
The Walt Disney Co.	2,809	76,882
		442,400
Mining – 0.5%
Alcoa, Inc.	1,200	14,904
Freeport-McMoRan Copper & Gold, Inc. (a)	536	39,321
Newmont Mining Corp.	522	22,686
Titanium Metals Corp.	200	1,720
Vulcan Materials Co.	100	4,603
		83,234
Office Equipment/Supplies – 0.2%
Pitney Bowes, Inc.	400	9,800
Xerox Corp.	3,477	26,147
		35,947
Oil & Gas – 9.6%
Anadarko Petroleum Corp.	1,166	71,044
Apache Corp.	300	28,236
Cabot Oil & Gas Corp.	100	3,847
Chesapeake Energy Corp.	450	11,025
Chevron Corp.	3,571	273,324
ConocoPhillips	2,517	126,303
Denbury Resources, Inc. (a)	100	1,460
Devon Energy Corp.	200	12,942
Diamond Offshore Drilling, Inc.	100	9,525
ENSCO International, Inc.	400	18,316
EOG Resources, Inc.	129	10,534
Exxon Mobil Corp.	9,350	670,115
Hess Corp.	250	13,685
Marathon Oil Corp.	1,100	35,167
Murphy Oil Corp.	327	19,993
Nabors Industries Ltd. (a)	738	15,373
Noble Energy, Inc.	100	6,563
Occidental Petroleum Corp.	1,650	125,202
Pioneer Natural Resources Co.	200	8,222
Questar Corp.	100	3,984
Range Resources Corp.	100	5,005
Rowan Companies, Inc.	700	16,275
Sunoco, Inc.	213	6,560
Tesoro Corp.	1,100	15,554
Valero Energy Corp.	541	9,792
XTO Energy, Inc.	600	24,936
		1,542,982
Oil & Gas Services – 1.4%
Baker Hughes, Inc.	442	18,595
BJ Services Co.	500	9,600
Cameron International Corp. (a)	400	14,788
FMC Technologies, Inc. (a)	300	15,780
Halliburton Co.	1,525	44,545
National Oilwell Varco, Inc. (a)	1,648	67,551
Schlumberger Ltd.	924	57,473
		228,332
Packaging & Containers – 0.6%
Ball Corp.	299	14,750
Bemis Co., Inc.	520	13,432
Owens-IIlinois, Inc. (a)	600	19,128
Pactiv Corp. (a)	1,603	37,013
Sealed Air Corp.	300	5,769
		90,092
Pharmaceuticals – 6.9%
Abbott Laboratories	1,997	100,988
Allergan, Inc.	500	28,125
AmerisourceBergen Corp.	1,300	28,795
Bristol-Myers Squibb Co.	4,736	103,245
Cardinal Health, Inc.	600	17,004
Cephalon, Inc. (a)	100	5,458
DENTSPLY International, Inc.	100	3,296
Eli Lilly & Co.	2,439	82,950
Express Scripts, Inc. (a)	100	7,992
Forest Laboratories, Inc. (a)	1,500	41,505
Gilead Sciences, Inc. (a)	1,003	42,678
Hospira, Inc. (a)	428	19,106
King Pharmaceuticals, Inc. (a)	1,500	15,195
Medco Health Solutions, Inc. (a)	1,100	61,732
Merck & Co., Inc.	3,200	98,976
Mylan, Inc. (a)	1,716	27,868
Patterson Cos., Inc. (a)	100	2,553
Pfizer, Inc.	20,016	340,872
Schering-Plough Corp.	2,478	69,880

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Watson Pharmaceuticals, Inc. (a)	500	$17,210
		1,115,428
Pipelines – 0.3%
El Paso Corp.	800	7,848
Spectra Energy Corp.	1,150	21,988
The Williams Cos., Inc.	760	14,326
		44,162
Real Estate Investment Trusts (REITS) – 0.6%
Apartment Investment & Management Co. Class A	114	1,408
AvalonBay Communities, Inc.	103	7,084
Boston Properties, Inc.	200	12,154
Equity Residential	550	15,884
HCP, Inc.	200	5,918
Health Care, Inc.	100	4,437
Host Hotels & Resorts, Inc.	600	6,066
Kimco Realty Corp.	200	2,528
ProLogis	1,200	13,596
Public Storage	200	14,720
Simon Property Group, Inc.	95	6,450
Ventas, Inc.	200	8,026
Vornado Realty Trust	104	6,194
		104,465
Retail – 6.6%
Abercrombie & Fitch Co. Class A	300	9,846
AutoNation, Inc. (a)	1,500	25,860
AutoZone, Inc. (a)	100	13,531
Bed Bath & Beyond, Inc. (a)	500	17,605
Best Buy Co., Inc.	500	19,090
Big Lots, Inc. (a)	812	20,341
Coach, Inc.	800	26,376
Costco Wholesale Corp.	534	30,358
CVS Caremark Corp.	1,900	67,070
Darden Restaurants, Inc.	200	6,062
Family Dollar Stores, Inc.	250	7,075
GameStop Corp. Class A (a)	200	4,858
The Gap, Inc.	1,200	25,608
The Home Depot, Inc.	3,620	90,826
J.C. Penney Co., Inc.	600	19,878
Kohl's Corp. (a)	500	28,610
Limited Brands, Inc.	1,667	29,339
Lowe's Cos., Inc.	1,400	27,398
Macy's, Inc.	1,322	23,227
McDonald's Corp.	1,403	82,230
Nordstrom, Inc.	600	19,068
O'Reilly Automotive, Inc. (a)	100	3,728
Office Depot, Inc. (a)	3,806	23,026
Polo Ralph Lauren Corp.	200	14,884
RadioShack Corp.	708	11,958
Sears Holdings Corp. (a)	145	9,840
Staples, Inc.	1,200	26,040
Starbucks Corp. (a)	1,129	21,428
Target Corp.	1,100	53,273
Tiffany & Co.	100	3,929
The TJX Cos., Inc.	800	29,880
Wal-Mart Stores, Inc.	3,577	177,705
Walgreen Co.	1,907	72,142
Yum! Brands, Inc.	547	18,024
		1,060,113
Savings & Loans – 0.1%
Hudson City Bancorp, Inc.	561	7,372
People's United Financial, Inc.	600	9,618
		16,990
Semiconductors – 2.9%
Advanced Micro Devices, Inc. (a)	1,475	6,785
Altera Corp.	200	3,958
Analog Devices, Inc.	450	11,533
Applied Materials, Inc.	800	9,760
Broadcom Corp. Class A (a)	800	21,288
Intel Corp.	8,500	162,435
KLA-Tencor Corp.	300	9,753
Linear Technology Corp.	400	10,352
LSI Corp. (a)	1,000	5,120
MEMC Electronic Materials, Inc. (a)	200	2,484
Microchip Technology, Inc.	600	14,376
Micron Technology, Inc. (a)	2,200	14,938
National Semiconductor Corp.	1,000	12,940
Novellus Systems, Inc. (a)	500	10,290
NVIDIA Corp. (a)	2,200	26,312
QLogic Corp. (a)	513	8,998
Teradyne, Inc. (a)	2,086	17,460
Texas Instruments, Inc.	4,100	96,145
Xilinx, Inc.	888	19,314
		464,241
Software – 4.5%
Adobe Systems, Inc. (a)	1,050	34,587
Autodesk, Inc. (a)	300	7,479
BMC Software, Inc. (a)	550	20,438
CA, Inc.	1,155	24,163
Citrix Systems, Inc. (a)	300	11,028
Compuware Corp. (a)	1,700	12,002
Dun & Bradstreet Corp.	100	7,656
Electronic Arts, Inc. (a)	400	7,296
Fidelity National Information Services, Inc.	1,100	23,936
Fiserv, Inc. (a)	400	18,348
IMS Health, Inc.	785	12,866
Intuit, Inc. (a)	250	7,267
Microsoft Corp.	12,678	351,561
Novell, Inc. (a)	2,100	8,589
Oracle Corp.	6,930	146,223
Red Hat, Inc. (a)	511	13,189
Salesforce.com, Inc. (a)	200	11,350
		717,978
Telecommunications – 5.6%
American Tower Corp. Class A (a)	100	3,682
AT&T, Inc.	11,954	306,859
CenturyTel, Inc.	683	22,170
Ciena Corp. (a)	445	5,220
Cisco Systems, Inc. (a)	10,150	231,927
Corning, Inc.	1,395	20,381
Frontier Communications Corp.	1,400	10,038
Harris Corp.	200	8,344
JDS Uniphase Corp. (a)	1,300	7,267
Juniper Networks, Inc. (a)	550	14,031
Motorola, Inc.	4,100	35,137
Qualcomm, Inc.	1,663	68,865
Qwest Communications International, Inc.	9,400	33,746
Sprint Nextel Corp. (a)	6,000	17,760
Tellabs, Inc. (a)	2,509	15,104
Verizon Communications, Inc.	3,167	93,712

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Windstream Corp.	850	$8,194
		902,437
Textiles – 0.1%
Cintas Corp.	408	11,297
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	250	6,817
Mattel, Inc.	500	9,465
		16,282
Transportation – 2.0%
Burlington Northern Santa Fe Corp.	300	22,596
C.H. Robinson Worldwide, Inc.	420	23,146
CSX Corp.	1,189	50,152
Expeditors International of Washington, Inc.	397	12,791
FedEx Corp.	500	36,345
Norfolk Southern Corp.	400	18,648
Ryder System, Inc.	274	11,111
Union Pacific Corp.	600	33,084
United Parcel Service, Inc. Class B	2,034	109,185
		317,058
TOTAL COMMON STOCK (Cost $14,901,524)		16,070,749
TOTAL EQUITIES (Cost $14,901,524)		16,070,749
TOTAL LONG-TERM INVESTMENTS (Cost $14,901,524)		16,070,749
TOTAL INVESTMENTS – 99.6% (Cost $14,901,524) (b)		16,070,749
Other Assets/ (Liabilities) – 0.4%		58,092
NET ASSETS – 100.0%		$16,128,841

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.8%
COMMON STOCK – 99.8%
Aerospace & Defense – 1.0%
United Technologies Corp.	30,010	$1,844,115
Agriculture – 4.1%
Philip Morris International, Inc.	157,050	7,437,888
Banks – 5.2%
Bank of America Corp.	186,893	2,724,900
KeyCorp	40,700	219,373
Marshall & Ilsley Corp.	110,500	587,860
Regions Financial Corp.	133,650	646,866
State Street Corp.	65,540	2,751,369
SunTrust Banks, Inc.	11,500	219,765
U.S. Bancorp	91,840	2,132,525
		9,282,658
Biotechnology – 3.4%
Amgen, Inc. (a)	53,360	2,867,033
Celgene Corp. (a)	62,900	3,211,045
		6,078,078
Chemicals – 2.3%
CF Industries Holdings, Inc.	2,000	166,500
Monsanto Co.	23,050	1,548,499
Praxair, Inc.	30,210	2,399,882
		4,114,881
Commercial Services – 5.1%
H&R Block, Inc.	50,080	918,467
Hewitt Associates, Inc. Class A (a)	52,430	1,862,314
MasterCard, Inc. Class A	13,020	2,851,640
Verisk Analytics, Inc. (a)	74,030	2,030,643
Western Union Co.	86,350	1,568,980
		9,232,044
Computers – 3.6%
Accenture PLC Class A	25,240	935,899
Apple, Inc. (a)	29,610	5,581,485
		6,517,384
Cosmetics & Personal Care – 1.5%
Colgate-Palmolive Co.	34,580	2,719,025
Diversified Financial – 3.2%
American Express Co.	74,530	2,596,625
Citigroup, Inc.	355,010	1,451,991
JP Morgan Chase & Co.	40,110	1,675,395
Teton Advisors, Inc. Class A	5	50
		5,724,061
Electric – 3.5%
The AES Corp. (a)	288,070	3,765,075
Public Service Enterprise Group, Inc.	84,360	2,513,928
		6,279,003
Engineering & Construction – 1.0%
KBR, Inc.	85,650	1,753,256
Environmental Controls – 1.9%
Republic Services, Inc.	131,160	3,398,356
Foods – 3.4%
General Mills, Inc.	69,850	4,604,512
Unilever NV	47,400	1,464,186
		6,068,698
Health Care — Products – 0.9%
St. Jude Medical, Inc. (a)	47,400	1,615,392
Health Care — Services – 1.8%
Laboratory Corporation of America Holdings (a)	24,840	1,711,228
WellPoint, Inc. (a)	33,190	1,551,964
		3,263,192
Holding Company — Diversified – 0.5%
Leucadia National Corp. (a)	41,440	931,157
Insurance – 4.0%
The Chubb Corp.	60,320	2,926,726
The Hartford Financial Services Group, Inc.	13,100	321,212
Lincoln National Corp.	78,300	1,865,889
The Travelers Cos., Inc.	42,330	2,107,611
		7,221,438
Internet – 4.5%
Check Point Software Technologies Ltd. (a)	56,540	1,756,698
eBay, Inc. (a)	137,090	3,052,994
Google, Inc. Class A (a)	6,250	3,350,750
		8,160,442
Manufacturing – 3.9%
General Electric Co.	211,250	3,012,425
Tyco International Ltd.	120,580	4,045,459
		7,057,884
Media – 4.2%
Grupo Televisa SA Sponsored ADR (Mexico)	49,980	967,613
The McGraw-Hill Cos., Inc.	108,110	3,111,406
Time Warner Cable, Inc.	56,140	2,214,161
The Washington Post Co. Class B	2,964	1,280,448
		7,573,628
Metal Fabricate & Hardware – 1.5%
Precision Castparts Corp.	28,500	2,722,605
Oil & Gas – 8.9%
Chevron Corp.	53,070	4,061,978
Exxon Mobil Corp.	94,355	6,762,423
Murphy Oil Corp.	25,740	1,573,744
Occidental Petroleum Corp.	48,880	3,709,014
		16,107,159
Oil & Gas Services – 1.4%
Schlumberger Ltd.	41,600	2,587,520
Packaging & Containers – 0.9%
Sealed Air Corp.	82,870	1,593,590
Pharmaceuticals – 8.5%
Abbott Laboratories	71,740	3,627,892
Cephalon, Inc. (a)	17,590	960,062
Gilead Sciences, Inc. (a)	21,400	910,570
Mead Johnson Nutrition Co. Class A	26,440	1,111,537
Medco Health Solutions, Inc. (a)	54,550	3,061,346
Merck & Co., Inc.	184,330	5,701,327
		15,372,734
Pipelines – 1.7%
Enterprise Products Partners LP	61,310	1,719,132
Plains All American Pipeline LP	29,400	1,406,202
		3,125,334
Retail – 7.5%
Advance Auto Parts, Inc.	37,660	1,403,212

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Best Buy Co., Inc.	76,270	$2,911,988
GameStop Corp. Class A (a)	76,440	1,856,728
McDonald's Corp.	81,330	4,766,751
Wal-Mart Stores, Inc.	51,120	2,539,642
		13,478,321
Semiconductors – 0.5%
Xilinx, Inc.	40,840	888,270
Software – 4.2%
Adobe Systems, Inc. (a)	48,820	1,608,131
Microsoft Corp.	213,140	5,910,372
		7,518,503
Telecommunications – 3.7%
America Movil SAB de C.V. Sponsored ADR (Mexico)	64,590	2,850,357
Qualcomm, Inc.	91,970	3,808,477
		6,658,834
Transportation – 2.0%
Union Pacific Corp.	32,690	1,802,527
United Parcel Service, Inc. Class B	34,180	1,834,782
		3,637,309
TOTAL COMMON STOCK (Cost $169,644,707)		179,962,759
TOTAL EQUITIES (Cost $169,644,707)		179,962,759
TOTAL LONG-TERM INVESTMENTS (Cost $169,644,707)		179,962,759
	Principal Amount
SHORT-TERM INVESTMENTS – 0.7%
Repurchase Agreement – 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$1,202,439	1,202,439
TOTAL SHORT-TERM INVESTMENTS (Cost $1,202,439)		1,202,439
TOTAL INVESTMENTS – 100.5% (Cost $170,847,146) (c)		181,165,198
Other Assets/ (Liabilities) – (0.5)%		(858,206)
NET ASSETS – 100.0%		$180,306,992

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,202,440. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $1,228,016.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.1%
COMMON STOCK – 99.1%
Aerospace & Defense – 2.2%
General Dynamics Corp.	68,356	$4,285,921
Goodrich Corp.	64,740	3,518,619
Lockheed Martin Corp.	111,500	7,670,085
		15,474,625
Agriculture – 0.9%
Philip Morris International, Inc.	139,780	6,619,981
Apparel – 0.8%
Nike, Inc. Class B	85,550	5,319,499
Banks – 1.1%
Julius Baer Group Ltd.	91,303	3,442,638
Wells Fargo & Co.	169,500	4,664,640
		8,107,278
Beverages – 2.0%
PepsiCo, Inc.	234,800	14,217,140
Biotechnology – 3.1%
Amgen, Inc. (a)	117,650	6,321,335
Celgene Corp. (a)	192,169	9,810,227
Illumina, Inc. (a)	101,960	3,272,916
Vertex Pharmaceuticals, Inc. (a)	89,560	3,005,634
		22,410,112
Chemicals – 4.3%
Monsanto Co.	208,284	13,992,519
Potash Corporation of Saskatchewan, Inc.	66,840	6,201,415
Praxair, Inc.	135,250	10,744,260
		30,938,194
Commercial Services – 5.6%
Apollo Group, Inc. Class A (a)	121,750	6,951,925
MasterCard, Inc. Class A	62,220	13,627,424
Quanta Services, Inc. (a)	194,820	4,130,184
Verisk Analytics, Inc. (a)	25,890	710,163
Visa, Inc. Class A	195,780	14,832,293
		40,251,989
Computers – 9.3%
Accenture PLC Class A	180,310	6,685,895
Apple, Inc. (a)	112,982	21,297,107
Dell, Inc. (a)	299,400	4,338,306
Hewlett-Packard Co.	341,000	16,183,860
NetApp, Inc. (a)	263,869	7,137,656
Research In Motion Ltd. (a)	180,170	10,581,384
		66,224,208
Cosmetics & Personal Care – 1.0%
Colgate-Palmolive Co.	90,360	7,105,007
Diversified Financial – 6.7%
BM&F BOVESPA SA	885,510	5,784,496
The Charles Schwab Corp.	363,370	6,300,836
Credit Suisse Group	162,220	8,678,802
The Goldman Sachs Group, Inc.	53,900	9,172,163
IntercontinentalExchange, Inc. (a)	102,560	10,275,486
JPMorgan Chase & Co.	101,800	4,252,186
T. Rowe Price Group, Inc.	65,860	3,209,358
		47,673,327
Energy — Alternate Sources – 0.5%
First Solar, Inc. (a)	30,900	3,767,637
Engineering & Construction – 1.5%
ABB Ltd. (a)	558,069	10,413,064
Foods – 3.0%
Cadbury Schweppes PLC	502,957	6,362,818
Nestle SA	324,349	15,101,655
		21,464,473
Health Care — Products – 3.5%
Baxter International, Inc.	249,030	13,462,562
C.R. Bard, Inc.	42,055	3,157,069
Henry Schein, Inc. (a)	103,842	5,485,973
Stryker Corp.	67,470	3,103,620
		25,209,224
Health Care — Services – 1.4%
Thermo Fisher Scientific, Inc. (a)	225,960	10,168,200
Internet – 6.4%
Amazon.com, Inc. (a)	44,789	5,321,381
eBay, Inc. (a)	369,023	8,218,142
F5 Networks, Inc. (a)	80,786	3,626,484
Google, Inc. Class A (a)	53,670	28,773,560
		45,939,567
Machinery — Construction & Mining – 0.7%
Joy Global, Inc.	99,020	4,991,598
Media – 2.3%
Cablevision Systems Corp. Class A	336,530	7,726,729
The McGraw-Hill Cos., Inc.	159,640	4,594,439
The Walt Disney Co.	161,430	4,418,339
		16,739,507
Oil & Gas – 6.0%
Apache Corp.	72,170	6,792,640
Occidental Petroleum Corp.	176,923	13,424,917
Range Resources Corp.	134,170	6,715,209
Southwestern Energy Co. (a)	98,800	4,305,704
XTO Energy, Inc.	283,787	11,794,188
		43,032,658
Oil & Gas Services – 3.2%
Cameron International Corp. (a)	148,700	5,497,439
Halliburton Co.	222,520	6,499,809
Schlumberger Ltd.	174,266	10,839,345
		22,836,593
Pharmaceuticals – 8.6%
Allergan, Inc.	151,132	8,501,175
DENTSPLY International, Inc.	175,360	5,779,866
Express Scripts, Inc. (a)	168,060	13,431,355
Gilead Sciences, Inc. (a)	252,294	10,735,110
Medco Health Solutions, Inc. (a)	113,960	6,395,435
Novo Nordisk A/S Class B	64,340	4,011,693
Roche Holding AG	45,231	7,258,669
Shire Ltd.	286,020	5,080,856
		61,194,159
Real Estate – 0.5%
Jones Lang Lasalle, Inc.	75,750	3,548,888
Retail – 5.9%
Bed Bath & Beyond, Inc. (a)	62,650	2,205,907
Coach, Inc.	283,890	9,359,853
McDonald's Corp.	76,680	4,494,215
Polo Ralph Lauren Corp.	60,981	4,538,206

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Staples, Inc.	258,550	$5,610,535
Target Corp.	61,500	2,978,445
Wal-Mart Stores, Inc.	216,050	10,733,364
Walgreen Co.	58,600	2,216,838
		42,137,363
Semiconductors – 5.0%
Applied Materials, Inc.	406,960	4,964,912
Broadcom Corp. Class A (a)	296,038	7,877,571
MEMC Electronic Materials, Inc. (a)	341,860	4,245,901
Nvidia Corp. (a)	784,170	9,378,673
Texas Instruments, Inc.	382,990	8,981,116
		35,448,173
Software – 6.0%
Adobe Systems, Inc. (a)	334,466	11,017,310
Microsoft Corp.	367,714	10,196,709
MSCI, Inc. Class A (a)	205,799	6,256,290
Oracle Corp.	556,380	11,739,618
Salesforce.com, Inc. (a)	61,290	3,478,207
		42,688,134
Telecommunications – 6.1%
Crown Castle International Corp. (a)	331,599	10,020,922
Juniper Networks, Inc. (a)	197,370	5,034,909
NII Holdings, Inc. (a)	248,966	6,704,654
Qualcomm, Inc.	524,520	21,720,373
		43,480,858
Toys, Games & Hobbies – 0.9%
Nintendo Co. Ltd.	26,370	6,686,858
Transportation – 0.6%
Burlington Northern Santa Fe Corp.	51,570	3,884,253
TOTAL COMMON STOCK (Cost $659,645,929)		707,972,567
TOTAL EQUITIES (Cost $659,645,929)		707,972,567
TOTAL LONG-TERM INVESTMENTS (Cost $659,645,929)		707,972,567
	Principal Amount
SHORT-TERM INVESTMENTS – 0.9%
Repurchase Agreement – 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$6,447,678	6,447,678
TOTAL SHORT-TERM INVESTMENTS (Cost $6,447,678)		6,447,678
TOTAL INVESTMENTS – 100.0% (Cost $666,093,607) (c)		714,420,245
Other Assets/ (Liabilities) – (0.0)%		(161,406)
NET ASSETS – 100.0%		$714,258,839

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $6,447,683. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $6,581,002.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.7%
COMMON STOCK – 99.7%
Advertising – 0.2%
Omnicom Group, Inc.	10,700	$366,796
Aerospace & Defense – 2.2%
Alliant Techsystems, Inc. (a)	1,500	116,670
BE Aerospace, Inc. (a)	3,000	53,190
The Boeing Co.	685	32,743
General Dynamics Corp.	1,600	100,320
Goodrich Corp.	4,360	236,966
Lockheed Martin Corp.	12,835	882,920
Northrop Grumman Corp.	2,290	114,798
Raytheon Co.	14,410	652,485
Rockwell Collins, Inc.	2,380	119,904
TransDigm Group, Inc.	1,400	54,852
United Technologies Corp.	25,770	1,583,566
		3,948,414
Agriculture – 3.2%
Altria Group, Inc.	66,279	1,200,313
Archer-Daniels-Midland Co.	20,419	615,020
Lorillard, Inc.	4,661	362,253
Philip Morris International, Inc.	73,311	3,472,009
		5,649,595
Airlines – 0.2%
Copa Holdings SA Class A	5,500	232,265
Delta Air Lines, Inc. (a)	17,700	126,378
		358,643
Apparel – 0.4%
Nike, Inc. Class B	9,687	602,338
VF Corp.	700	49,728
		652,066
Auto Manufacturers – 0.2%
Navistar International Corp. (a)	2,200	72,908
Paccar, Inc.	8,800	329,208
		402,116
Automotive & Parts – 0.4%
BorgWarner, Inc.	1,240	37,597
Federal-Mogul Corp. (a)	9,000	100,350
The Goodyear Tire & Rubber Co. (a)	3,600	46,368
Johnson Controls, Inc.	11,500	275,080
TRW Automotive Holdings Corp. (a)	7,600	118,940
WABCO Holdings, Inc.	2,599	61,648
		639,983
Banks – 1.1%
Bank of New York Mellon Corp.	8,400	223,944
BOK Financial Corp.	1,077	46,279
Capital One Financial Corp.	4,300	157,380
Commerce Bancshares, Inc.	1,400	53,704
Northern Trust Corp.	7,370	370,343
State Street Corp.	8,027	336,973
Wells Fargo & Co.	25,106	690,917
		1,879,540
Beverages – 3.6%
Brown-Forman Corp. Class B	2,425	118,364
The Coca-Cola Co.	54,669	2,914,404
Coca-Cola Enterprises, Inc.	12,600	240,282
Hansen Natural Corp. (a)	300	10,845
The Pepsi Bottling Group, Inc.	5,700	213,408
PepsiCo, Inc.	48,127	2,914,090
		6,411,393
Biotechnology – 2.1%
Amgen, Inc. (a)	42,803	2,299,805
Bio-Rad Laboratories, Inc. Class A (a)	900	80,451
Biogen Idec, Inc. (a)	11,514	485,085
Celgene Corp. (a)	6,026	307,627
Genzyme Corp. (a)	2,500	126,500
Illumina, Inc. (a)	1,600	51,360
Life Technologies Corp. (a)	4,645	219,105
Millipore Corp. (a)	2,050	137,370
Myriad Genetics, Inc. (a)	100	2,428
		3,709,731
Building Materials – 0.4%
Armstrong World Industries, Inc. (a)	4,200	156,450
Eagle Materials, Inc.	3,000	74,550
Lennox International, Inc.	4,110	138,384
Masco Corp.	11,000	129,250
Owens Corning, Inc. (a)	5,300	117,183
		615,817
Chemicals – 2.0%
Air Products & Chemicals, Inc.	2,230	172,000
Albemarle Corp.	300	9,474
Ashland, Inc.	5,600	193,424
Celanese Corp. Series A	4,090	112,270
CF Industries Holdings, Inc.	2,800	233,100
Du Pont (E.I.) de Nemours & Co.	11,724	373,058
Ecolab, Inc.	7,327	322,095
FMC Corp.	700	35,770
International Flavors & Fragrances, Inc.	4,000	152,360
The Lubrizol Corp.	4,100	272,896
Monsanto Co.	3,360	225,725
The Mosaic Co.	1,900	88,787
Praxair, Inc.	5,306	421,509
RPM International, Inc.	11,902	209,713
The Sherwin-Williams Co.	5,090	290,334
Sigma-Aldrich Corp.	4,051	210,368
Terra Industries, Inc.	4,800	152,496
		3,475,379
Coal – 0.5%
Alpha Natural Resources, Inc. (a)	4,692	159,387
CONSOL Energy, Inc.	3,000	128,430
Massey Energy Co.	2,160	62,834
Peabody Energy Corp.	7,520	297,717
Walter Energy, Inc.	3,600	210,600
		858,968
Commercial Services – 3.4%
Aaron's, Inc.	3,700	92,685
Alliance Data Systems Corp. (a)	3,500	192,430
Apollo Group, Inc. Class A (a)	4,610	263,231

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Automatic Data Processing, Inc.	8,680	$345,464
Brink's Home Security Holdings, Inc. (a)	1,300	40,274
Career Education Corp. (a)	2,900	60,436
Convergys Corp. (a)	16,455	178,537
Corrections Corporation of America (a)	500	11,970
DeVry, Inc.	2,300	127,167
Donnelley (R.R.) & Sons Co.	9,900	198,792
Equifax, Inc.	2,360	64,617
FTI Consulting, Inc. (a)	1,400	57,134
Genpact Ltd. (a)	3,700	44,067
Global Payments, Inc.	3,750	184,613
H&R Block, Inc.	9,500	174,230
Hewitt Associates, Inc. Class A (a)	5,710	202,819
Hillenbrand, Inc.	800	15,984
Iron Mountain, Inc. (a)	5,200	127,036
ITT Educational Services, Inc. (a)	1,500	135,525
Lender Processing Services, Inc.	5,500	218,900
MasterCard, Inc. Class A	2,100	459,942
McKesson Corp.	5,602	329,005
Moody's Corp.	7,211	170,756
Paychex, Inc.	4,000	113,640
Pharmaceutical Product Development, Inc.	2,500	53,875
Robert Half International, Inc.	4,900	113,680
SAIC, Inc. (a)	8,252	146,143
Strayer Education, Inc.	300	60,891
Total System Services, Inc.	5,100	81,447
Visa, Inc. Class A	15,700	1,189,432
Weight Watchers International, Inc.	200	5,302
Western Union Co.	25,020	454,613
		5,914,637
Computers – 10.5%
Affiliated Computer Services, Inc. Class A (a)	1,800	93,762
Apple, Inc. (a)	31,900	6,013,150
Cadence Design Systems, Inc. (a)	9,300	56,823
Cognizant Technology Solutions Corp. Class A (a)	10,400	401,960
Dell, Inc. (a)	57,697	836,030
Diebold, Inc.	5,937	179,535
DST Systems, Inc. (a)	4,152	173,180
EMC Corp. (a)	12,901	212,479
Hewlett-Packard Co.	59,880	2,841,905
IHS, Inc. Class A (a)	1,800	93,168
International Business Machines Corp.	48,870	5,894,211
MICROS Systems, Inc. (a)	7,000	188,440
NCR Corp. (a)	5,560	56,434
NetApp, Inc. (a)	10,360	280,238
SanDisk Corp. (a)	8,200	167,936
Seagate Technology	20,080	280,116
Synopsys, Inc. (a)	6,400	140,800
Teradata Corp. (a)	6,800	189,584
Western Digital Corp. (a)	8,630	290,658
		18,390,409
Cosmetics & Personal Care – 2.9%
Alberto-Culver Co.	2,700	72,414
Avon Products, Inc.	10,693	342,711
Colgate-Palmolive Co.	15,434	1,213,575
The Estee Lauder Cos., Inc. Class A	3,900	165,750
The Procter & Gamble Co.	58,357	3,384,706
		5,179,156
Distribution & Wholesale – 0.3%
Fastenal Co.	2,800	96,600
LKQ Corp. (a)	2,600	44,902
W.W. Grainger, Inc.	2,180	204,332
WESCO International, Inc. (a)	4,156	106,227
		452,061
Diversified Financial – 1.7%
Affiliated Managers Group, Inc. (a)	1,300	82,537
American Express Co.	5,800	202,072
AmeriCredit Corp. (a)	5,816	102,652
Ameriprise Financial, Inc.	1,200	41,604
BlackRock, Inc.	400	86,596
The Charles Schwab Corp.	17,434	302,306
CME Group, Inc.	200	60,522
Eaton Vance Corp.	2,700	76,653
Federated Investors, Inc. Class B	2,480	65,100
Franklin Resources, Inc.	2,070	216,584
The Goldman Sachs Group, Inc.	1,460	248,448
Greenhill & Co., Inc.	400	34,492
IntercontinentalExchange, Inc. (a)	1,600	160,304
Invesco Ltd.	2,300	48,645
Investment Technology Group, Inc. (a)	5,206	112,293
Lazard Ltd. Class A	2,100	79,275
Morgan Stanley	6,490	208,459
The NASDAQ OMX Group, Inc. (a)	1,700	30,702
NYSE Euronext	2,400	62,040
SLM Corp. (a)	10,600	102,820
T. Rowe Price Group, Inc.	7,100	345,983
TD Ameritrade Holding Corp. (a)	9,060	174,858
Waddell & Reed Financial, Inc. Class A	2,000	56,120
		2,901,065
Electric – 0.9%
The AES Corp. (a)	22,600	295,382
Allegheny Energy, Inc.	3,000	68,460
Calpine Corp. (a)	7,100	79,804
CenterPoint Energy, Inc.	14,700	185,220
Constellation Energy Group, Inc.	8,300	256,636
DPL, Inc.	330	8,362
Exelon Corp.	2,100	98,616
FPL Group, Inc.	1,900	93,290
NV Energy, Inc.	8,900	101,994
PPL Corp.	10,911	321,220
		1,508,984
Electrical Components & Equipment – 0.7%
AMETEK, Inc.	1,300	45,357
Emerson Electric Co.	15,824	597,356
Energizer Holdings, Inc. (a)	2,100	127,827
Hubbell, Inc. Class B	6,810	289,629
Molex, Inc.	10,601	197,921
		1,258,090
Electronics – 1.4%
Agilent Technologies, Inc. (a)	10,920	270,161
Amphenol Corp. Class A	3,640	146,037
Arrow Electronics, Inc. (a)	6,500	164,710
Avnet, Inc. (a)	7,800	193,284
AVX Corp.	19,033	215,453

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dolby Laboratories, Inc. Class A (a)	2,530	$106,108
FLIR Systems, Inc. (a)	4,400	122,364
Garmin Ltd.	9,654	292,130
Gentex Corp.	4,360	69,803
Jabil Circuit, Inc.	12,000	160,560
Mettler-Toledo, Inc. (a)	1,130	110,175
National Instruments Corp.	4,300	114,810
PerkinElmer, Inc.	1,070	19,913
Thomas & Betts Corp. (a)	4,200	143,682
Trimble Navigation Ltd. (a)	3,810	79,896
Vishay Intertechnology, Inc. (a)	19,700	122,731
Waters Corp. (a)	2,790	160,230
		2,492,047
Energy — Alternate Sources – 0.0%
First Solar, Inc. (a)	20	2,439
Engineering & Construction – 0.6%
Aecom Technology Corp. (a)	3,700	93,388
Fluor Corp.	7,000	310,940
Jacobs Engineering Group, Inc. (a)	6,300	266,427
McDermott International, Inc. (a)	7,870	174,950
The Shaw Group, Inc. (a)	3,400	87,244
URS Corp. (a)	2,614	101,580
		1,034,529
Entertainment – 0.1%
International Game Technology	8,700	155,208
Regal Entertainment Group Class A	4,400	55,484
		210,692
Environmental Controls – 0.3%
Nalco Holding Co.	5,600	118,440
Republic Services, Inc.	5,300	137,323
Stericycle, Inc. (a)	530	27,756
Waste Connections, Inc. (a)	900	28,287
Waste Management, Inc.	8,410	251,291
		563,097
Foods – 1.4%
Campbell Soup Co.	4,900	155,575
Dean Foods Co. (a)	6,572	119,807
General Mills, Inc.	4,303	283,654
H.J. Heinz Co.	9,440	379,866
The Hershey Co.	5,800	219,182
Hormel Foods Corp.	2,677	97,603
Kellogg Co.	4,940	254,608
The Kroger Co.	16,440	380,257
McCormick & Co., Inc.	3,000	105,030
Sara Lee Corp.	6,400	72,256
Smithfield Foods, Inc. (a)	4,656	62,111
Sysco Corp.	8,125	214,906
Whole Foods Market, Inc. (a)	3,200	102,592
		2,447,447
Forest Products & Paper – 0.0%
Plum Creek Timber Co., Inc.	1,500	46,935
Rayonier, Inc.	410	15,818
		62,753
Hand & Machine Tools – 0.0%
Snap-on, Inc.	1,700	62,101
Health Care — Products – 5.6%
Baxter International, Inc.	17,270	933,616
Beckman Coulter, Inc.	2,500	160,825
Becton, Dickinson & Co.	7,270	496,977
Boston Scientific Corp. (a)	19,000	154,280
C.R. Bard, Inc.	3,250	243,978
Edwards Lifesciences Corp. (a)	620	47,703
Gen-Probe, Inc. (a)	1,700	70,924
Henry Schein, Inc. (a)	2,400	126,792
Hill-Rom Holdings, Inc.	3,441	67,409
Hologic, Inc. (a)	900	13,302
IDEXX Laboratories, Inc. (a)	1,900	97,128
Intuitive Surgical, Inc. (a)	700	172,445
Inverness Medical Innovations, Inc. (a)	5,100	193,851
Johnson & Johnson	76,432	4,513,310
Kinetic Concepts, Inc. (a)	8,856	293,931
Medtronic, Inc.	38,700	1,381,590
ResMed, Inc. (a)	2,200	108,262
St. Jude Medical, Inc. (a)	3,240	110,419
Stryker Corp.	10,600	487,600
Techne Corp.	840	52,508
Varian Medical Systems, Inc. (a)	2,700	110,646
		9,837,496
Health Care — Services – 1.2%
Aetna, Inc.	3,400	88,502
CIGNA Corp.	5,680	158,131
Community Health Systems, Inc. (a)	6,100	190,808
Coventry Health Care, Inc. (a)	4,696	93,122
DaVita, Inc. (a)	2,600	137,878
Health Management Associates, Inc. Class A (a)	27,600	168,360
Humana, Inc. (a)	2,890	108,606
Laboratory Corporation of America Holdings (a)	3,410	234,915
Lincare Holdings, Inc. (a)	3,889	122,154
Mednax, Inc. (a)	970	50,362
Quest Diagnostics, Inc.	4,100	229,313
Tenet Healthcare Corp. (a)	13,900	71,168
Thermo Fisher Scientific, Inc. (a)	2,159	97,155
Universal Health Services, Inc. Class B	2,685	149,420
WellPoint, Inc. (a)	5,400	252,504
		2,152,398
Holding Company — Diversified – 0.0%
Leucadia National Corp. (a)	2,200	49,434
Home Builders – 0.2%
KB Home	2,636	37,379
M.D.C. Holdings, Inc.	1,900	61,978
NVR, Inc. (a)	260	172,190
Pulte Homes, Inc.	5,800	52,258
Thor Industries, Inc.	3,100	81,282
		405,087
Home Furnishing – 0.0%
Harman International Industries, Inc.	800	30,088
Household Products – 0.8%
Avery Dennison Corp.	2,805	99,998
Church & Dwight Co., Inc.	2,230	126,842
The Clorox Co.	3,080	182,429
Kimberly-Clark Corp.	15,970	976,725

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Scotts Miracle-Gro Co. Class A	2,000	$81,240
		1,467,234
Housewares – 0.2%
Newell Rubbermaid, Inc.	10,600	153,806
The Toro Co.	5,640	208,793
		362,599
Insurance – 1.5%
AFLAC, Inc.	17,390	721,511
American International Group, Inc. (a)	1,900	63,878
Arthur J. Gallagher & Co.	2,800	62,468
Axis Capital Holdings Ltd.	1,500	43,335
Brown & Brown, Inc.	2,600	47,762
CNA Financial Corp. (a)	7,200	156,744
Endurance Specialty Holdings Ltd.	7,400	266,326
Erie Indemnity Co. Class A	90	3,173
Fidelity National Financial, Inc. Class A	3,400	46,138
Genworth Financial, Inc. Class A (a)	5,600	59,472
The Hanover Insurance Group, Inc.	200	8,414
Lincoln National Corp.	4,400	104,852
Principal Financial Group, Inc.	10,800	270,432
The Progressive Corp. (a)	2,600	41,600
Prudential Financial, Inc.	8,340	377,218
Reinsurance Group of America, Inc. Class A	894	41,213
Validus Holdings Ltd.	8,800	222,640
W.R. Berkley Corp.	2,340	57,845
		2,595,021
Internet – 4.0%
Akamai Technologies, Inc. (a)	5,100	112,200
Amazon.com, Inc. (a)	5,700	677,217
eBay, Inc. (a)	9,330	207,779
Equinix, Inc. (a)	800	68,256
Expedia, Inc. (a)	8,405	190,541
F5 Networks, Inc. (a)	3,900	175,071
Google, Inc. Class A (a)	7,550	4,047,706
IAC/InterActiveCorp (a)	400	7,576
McAfee, Inc. (a)	3,930	164,588
Netflix, Inc. (a)	1,500	80,175
Priceline.com, Inc. (a)	1,500	236,685
Sohu.com, Inc. (a)	1,200	66,720
Symantec Corp. (a)	18,200	319,956
VeriSign, Inc. (a)	6,840	156,020
WebMD Health Corp. (a)	1,611	54,871
Yahoo!, Inc. (a)	25,914	412,033
		6,977,394
Iron & Steel – 0.1%
Cliffs Natural Resources, Inc.	540	19,208
Schnitzer Steel Industries, Inc. Class A	4,600	198,904
		218,112
Leisure Time – 0.1%
Carnival Corp.	6,629	193,036
WMS Industries, Inc. (a)	900	35,982
		229,018
Lodging – 0.2%
Las Vegas Sands Corp. (a)	3,500	52,815
Marriott International, Inc. Class A	3,724	93,324
MGM MIRAGE (a)	4,094	37,951
Starwood Hotels & Resorts Worldwide, Inc.	700	20,342
Wyndham Worldwide Corp.	8,300	141,515
		345,947
Machinery — Construction & Mining – 0.3%
Caterpillar, Inc.	7,660	421,760
Joy Global, Inc.	3,200	161,312
		583,072
Machinery — Diversified – 0.4%
Cummins, Inc.	1,460	62,868
Deere & Co.	2,767	126,037
Flowserve Corp.	1,240	121,780
Graco, Inc.	1,500	41,310
IDEX Corp.	2,150	61,125
Rockwell Automation, Inc.	959	39,271
Roper Industries, Inc.	1,450	73,297
Wabtec Corp.	1,600	58,816
Zebra Technologies Corp. Class A (a)	1,250	31,250
		615,754
Manufacturing – 2.4%
3M Co.	23,780	1,749,495
The Brink's Co.	4,400	104,412
Carlisle Cos., Inc.	7,900	245,216
Cooper Industries PLC Class A	324	12,536
Danaher Corp.	4,802	327,640
Donaldson Co., Inc.	3,900	139,113
Dover Corp.	4,530	170,690
Harsco Corp.	1,600	50,384
Honeywell International, Inc.	27,560	989,128
ITT Corp.	2,050	103,935
Leggett & Platt, Inc.	7,054	136,354
Pall Corp.	3,600	114,264
Teleflex, Inc.	2,400	119,400
		4,262,567
Media – 0.8%
Comcast Corp. Class A	11,236	162,922
CTC Media, Inc. (a)	3,700	59,496
The DIRECTV Group, Inc. (a)	15,600	410,280
Discovery Communications, Inc., Series C (a)	9,300	223,386
FactSet Research Systems, Inc.	800	51,240
John Wiley & Sons, Inc. Class A	1,500	52,830
The McGraw-Hill Cos., Inc.	12,919	371,809
Scripps Networks Interactive Class A	1,800	67,968
		1,399,931
Metal Fabricate & Hardware – 0.2%
Precision Castparts Corp.	2,500	238,825
Valmont Industries, Inc.	700	50,589
		289,414
Mining – 0.8%
Alcoa, Inc.	16,900	209,898
Compass Minerals International, Inc.	600	37,392

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Freeport-McMoRan Copper & Gold, Inc. (a)	5,300	$388,808
Newmont Mining Corp.	13,500	586,710
Southern Copper Corp.	4,600	144,900
		1,367,708
Oil & Gas – 2.7%
Atwood Oceanics, Inc. (a)	2,400	85,176
Diamond Offshore Drilling, Inc.	2,600	247,650
ENSCO International, Inc.	2,100	96,159
EQT Corp.	1,100	46,046
Exxon Mobil Corp.	48,490	3,475,278
Frontier Oil Corp.	3,100	42,966
Helmerich & Payne, Inc.	1,600	60,832
Holly Corp.	2,200	63,822
Patterson-UTI Energy, Inc.	7,800	121,524
Petrohawk Energy Corp. (a)	500	11,760
Plains Exploration & Production Co. (a)	4,200	111,300
Pride International, Inc. (a)	4,900	144,844
Range Resources Corp.	100	5,005
Rowan Companies, Inc.	1,000	23,250
Seahawk Drilling, Inc. (a)	326	8,802
Tesoro Corp.	8,900	125,846
		4,670,260
Oil & Gas Services – 0.7%
Cameron International Corp. (a)	7,680	283,930
Dresser-Rand Group, Inc. (a)	3,870	114,049
FMC Technologies, Inc. (a)	6,100	320,860
Oceaneering International, Inc. (a)	2,200	112,420
Schlumberger Ltd.	4,452	276,914
Smith International, Inc.	1,600	44,368
		1,152,541
Packaging & Containers – 0.5%
Ball Corp.	2,870	141,577
Crown Holdings, Inc. (a)	6,100	162,565
Owens-IIlinois, Inc. (a)	7,370	234,956
Packaging Corporation of America	5,700	104,196
Pactiv Corp. (a)	11,209	258,816
		902,110
Pharmaceuticals – 6.1%
Abbott Laboratories	50,502	2,553,886
Allergan, Inc.	9,640	542,250
AmerisourceBergen Corp.	9,500	210,425
Bristol-Myers Squibb Co.	50,600	1,103,080
Cephalon, Inc. (a)	2,480	135,358
DENTSPLY International, Inc.	4,850	159,856
Eli Lilly & Co.	21,220	721,692
Express Scripts, Inc. (a)	3,080	246,154
Gilead Sciences, Inc. (a)	24,652	1,048,943
Herbalife Ltd.	1,940	65,281
Hospira, Inc. (a)	5,329	237,887
Medco Health Solutions, Inc. (a)	20,320	1,140,358
Merck & Co., Inc.	13,680	423,122
Mylan, Inc. (a)	16,712	271,403
NBTY, Inc. (a)	900	32,769
Omnicare, Inc.	3,259	70,622
OSI Pharmaceuticals, Inc. (a)	100	3,222
Patterson Cos., Inc. (a)	2,000	51,060
Perrigo Co.	2,800	104,132
Pfizer, Inc.	5,286	90,021
Schering-Plough Corp.	46,658	1,315,756
Valeant Pharmaceuticals International (a)	7,000	205,800
VCA Antech, Inc. (a)	1,200	28,584
		10,761,661
Pipelines – 0.1%
El Paso Corp.	9,000	88,290
Real Estate – 0.0%
CB Richard Ellis Group, Inc. Class A (a)	4,000	41,400
Real Estate Investment Trusts (REITS) – 0.4%
Digital Realty Trust, Inc.	1,400	63,182
HCP, Inc.	3,200	94,688
Health Care, Inc.	1,670	74,098
The Macerich Co.	3,033	90,384
Nationwide Health Properties, Inc.	2,500	80,625
Public Storage	4,100	301,760
Simon Property Group, Inc.	1,261	85,609
		790,346
Retail – 10.8%
Abercrombie & Fitch Co. Class A	3,700	121,434
Advance Auto Parts, Inc.	4,940	184,064
Aeropostale, Inc. (a)	2,400	90,072
American Eagle Outfitters, Inc.	6,000	104,940
AutoNation, Inc. (a)	10,500	181,020
AutoZone, Inc. (a)	1,540	208,378
Barnes & Noble, Inc.	19,561	324,908
Bed Bath & Beyond, Inc. (a)	9,200	323,932
Best Buy Co., Inc.	11,900	454,342
Big Lots, Inc. (a)	3,645	91,307
Brinker International, Inc.	8,200	103,648
Burger King Holdings, Inc.	1,300	22,308
CarMax, Inc. (a)	3,900	76,713
Chico's FAS, Inc. (a)	10,274	122,774
Chipotle Mexican Grill, Inc. Class A (a)	2,000	162,980
Coach, Inc.	12,464	410,938
Costco Wholesale Corp.	12,012	682,882
CVS Caremark Corp.	15,900	561,270
Darden Restaurants, Inc.	4,500	136,395
Dick's Sporting Goods, Inc. (a)	2,700	61,263
Dollar Tree, Inc. (a)	3,580	161,565
Family Dollar Stores, Inc.	4,930	139,519
Foot Locker, Inc.	9,700	101,656
GameStop Corp. Class A (a)	5,100	123,879
The Gap, Inc.	18,300	390,522
Guess?, Inc.	2,000	73,100
Hanesbrands, Inc. (a)	3,300	71,346
The Home Depot, Inc.	5,694	142,863
Kohl's Corp. (a)	10,100	577,922
Limited Brands, Inc.	14,744	259,495
Lowe's Cos., Inc.	12,800	250,496
McDonald's Corp.	34,980	2,050,178
MSC Industrial Direct Co., Inc. Class A	1,300	55,965
Nordstrom, Inc.	5,900	187,502
O'Reilly Automotive, Inc. (a)	2,900	108,112

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Depot, Inc. (a)	19,718	$119,294
Panera Bread Co. Class A (a)	1,000	59,980
Penske Auto Group, Inc.	10,800	169,128
PetSmart, Inc.	2,400	56,472
Phillips-Van Heusen Corp.	6,001	240,940
Polo Ralph Lauren Corp.	2,660	197,957
RadioShack Corp.	4,846	81,849
Ross Stores, Inc.	7,690	338,437
Staples, Inc.	24,600	533,820
Starbucks Corp. (a)	21,860	414,903
Target Corp.	25,600	1,239,808
Tiffany & Co.	3,600	141,444
Tim Hortons, Inc.	1,290	36,726
The TJX Cos., Inc.	14,060	525,141
Urban Outfitters, Inc. (a)	2,800	87,864
Wal-Mart Stores, Inc.	74,277	3,690,081
Walgreen Co.	35,659	1,348,980
Wendy's/Arby's Group, Inc. Class A	13,500	53,325
Williams-Sonoma, Inc.	8,543	160,438
Yum! Brands, Inc.	12,740	419,783
		19,036,058
Savings & Loans – 0.1%
Capitol Federal Financial	300	9,099
Hudson City Bancorp, Inc.	8,920	117,209
		126,308
Semiconductors – 4.2%
Advanced Micro Devices, Inc. (a)	11,982	55,117
Altera Corp.	9,047	179,040
Analog Devices, Inc.	9,480	242,972
Broadcom Corp. Class A (a)	17,400	463,014
Cree, Inc. (a)	3,700	155,770
Cypress Semiconductor Corp. (a)	20,600	173,658
Integrated Device Technology, Inc. (a)	16,682	98,090
Intel Corp.	107,960	2,063,116
International Rectifier Corp. (a)	3,200	58,496
Intersil Corp. Class A	7,400	92,870
Lam Research Corp. (a)	3,600	121,392
Linear Technology Corp.	7,120	184,266
Marvell Technology Group Ltd. (a)	19,830	272,068
Maxim Integrated Products, Inc.	12,300	205,041
MEMC Electronic Materials, Inc. (a)	5,300	65,826
Microchip Technology, Inc.	5,900	141,364
Micron Technology, Inc. (a)	17,900	121,541
National Semiconductor Corp.	8,010	103,649
Novellus Systems, Inc. (a)	2,130	43,835
Nvidia Corp. (a)	23,300	278,668
ON Semiconductor Corp. (a)	17,600	117,744
QLogic Corp. (a)	4,200	73,668
Rambus, Inc. (a)	2,200	35,200
Rovi Corp. (a)	4,600	126,730
Silicon Laboratories, Inc. (a)	3,500	146,650
Teradyne, Inc. (a)	12,020	100,607
Texas Instruments, Inc.	58,581	1,373,725
Varian Semiconductor Equipment Associates, Inc. (a)	2,500	70,975
Xilinx, Inc.	9,810	213,368
		7,378,460
Software – 7.9%
Activision Blizzard, Inc. (a)	1,300	14,079
Adobe Systems, Inc. (a)	18,750	617,625
ANSYS, Inc. (a)	3,100	125,798
Autodesk, Inc. (a)	3,350	83,516
BMC Software, Inc. (a)	7,330	272,383
Broadridge Financial Solutions, Inc.	16,760	348,776
CA, Inc.	13,021	272,399
Cerner Corp. (a)	400	30,416
Citrix Systems, Inc. (a)	5,052	185,712
Dun & Bradstreet Corp.	1,320	101,059
Electronic Arts, Inc. (a)	3,400	62,016
Fidelity National Information Services, Inc.	11,350	246,976
Fiserv, Inc. (a)	6,550	300,448
IMS Health, Inc.	6,150	100,798
Intuit, Inc. (a)	3,660	106,396
Microsoft Corp.	251,260	6,967,440
MSCI, Inc. Class A (a)	2,900	88,160
Novell, Inc. (a)	17,200	70,348
Nuance Communications, Inc. (a)	7,500	98,325
Oracle Corp.	136,636	2,883,020
Red Hat, Inc. (a)	6,306	162,758
Salesforce.com, Inc. (a)	2,610	148,117
SEI Investments Co.	7,700	134,519
Sybase, Inc. (a)	6,000	237,360
VMware, Inc. Class A (a)	3,900	149,877
		13,808,321
Telecommunications – 4.9%
Amdocs Ltd. (a)	4,300	108,360
American Tower Corp. Class A (a)	3,715	136,786
Cisco Systems, Inc. (a)	194,910	4,453,694
Corning, Inc.	37,530	548,313
Crown Castle International Corp. (a)	3,900	117,858
Frontier Communications Corp.	4,000	28,680
Harris Corp.	4,770	199,004
JDS Uniphase Corp. (a)	10,100	56,459
Juniper Networks, Inc. (a)	15,620	398,466
Leap Wireless International, Inc. (a)	2,000	26,440
MetroPCS Communications, Inc. (a)	9,800	61,054
Motorola, Inc.	5,200	44,564
NeuStar, Inc. Class A (a)	3,900	90,090
NII Holdings, Inc. (a)	2,900	78,097
Qualcomm, Inc.	47,205	1,954,759
SBA Communications Corp. Class A (a)	3,570	100,710
TW Telecom, Inc. (a)	6,600	83,160
Windstream Corp.	20,970	202,151
		8,688,645
Textiles – 0.1%
Cintas Corp.	5,986	165,752
Toys, Games & Hobbies – 0.1%
Hasbro, Inc.	1,770	48,268
Marvel Entertainment, Inc. (a)	1,000	49,970
Mattel, Inc.	5,700	107,901
		206,139

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation – 1.6%
C.H. Robinson Worldwide, Inc.	6,000	$330,660
Con-way, Inc.	2,900	95,671
Expeditors International of Washington, Inc.	6,700	215,874
J.B. Hunt Transport Services, Inc.	2,100	63,126
Kirby Corp. (a)	1,340	45,292
Landstar System, Inc.	3,960	139,550
Norfolk Southern Corp.	1,760	82,051
Teekay Corp.	4,300	89,225
Union Pacific Corp.	7,700	424,578
United Parcel Service, Inc. Class B	21,760	1,168,077
UTI Worldwide, Inc.	6,700	83,549
		2,737,653
Trucking & Leasing – 0.0%
GATX Corp.	1,970	53,544
TOTAL COMMON STOCK (Cost $160,066,249)		175,243,710
TOTAL EQUITIES (Cost $160,066,249)		175,243,710
TOTAL LONG-TERM INVESTMENTS (Cost $160,066,249)		175,243,710
	Principal Amount
SHORT-TERM INVESTMENTS – 0.3%
Repurchase Agreement – 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$575,222	575,222
TOTAL SHORT-TERM INVESTMENTS (Cost $575,222)		575,222
TOTAL INVESTMENTS – 100.0% (Cost $160,641,471) (c)		175,818,932
Other Assets/ (Liabilities) – (0.0)%		(63,009)
NET ASSETS – 100.0%		$175,755,923

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $575,223. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $591,452.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 98.2%
COMMON STOCK – 98.2%
Aerospace & Defense – 1.6%
Goodrich Corp.	15,169	$824,435
Agriculture – 1.1%
Lorillard, Inc.	7,050	547,926
Auto Manufacturers – 2.1%
Navistar International Corp. (a)	32,522	1,077,779
Automotive & Parts – 1.1%
The Goodyear Tire & Rubber Co. (a)	43,253	557,099
Banks – 2.2%
Comerica, Inc.	13,010	361,027
Fifth Third Bancorp	32,520	290,729
KeyCorp	43,450	234,196
Marshall & Ilsley Corp.	26,020	138,426
Regions Financial Corp.	21,680	104,931
		1,129,309
Beverages – 1.7%
Molson Coors Brewing Co. Class B	17,340	849,140
Biotechnology – 1.5%
Charles River Laboratories International, Inc. (a)	21,680	791,754
Chemicals – 3.6%
Celanese Corp. Series A	19,510	535,549
Intrepid Potash, Inc. (a)	23,310	600,466
The Lubrizol Corp.	10,842	721,644
		1,857,659
Coal – 2.3%
Alpha Natural Resources, Inc. (a)	19,510	662,755
Peabody Energy Corp.	12,958	513,007
		1,175,762
Commercial Services – 4.9%
Apollo Group, Inc. Class A (a)	6,500	371,150
FTI Consulting, Inc. (a)	13,010	530,938
TeleTech Holdings, Inc. (a)	54,198	969,602
Watson Wyatt Worldwide, Inc. Class A	15,170	661,109
		2,532,799
Computers – 1.4%
Seagate Technology	49,870	695,686
Diversified Financial – 4.4%
Affiliated Managers Group, Inc. (a)	11,922	756,928
Invesco Ltd.	26,000	549,900
Investment Technology Group, Inc. (a)	19,514	420,917
SLM Corp. (a)	52,030	504,691
		2,232,436
Electric – 7.2%
Allegheny Energy, Inc.	32,520	742,106
Cleco Corp.	21,682	536,630
CMS Energy Corp.	86,723	1,153,416
NRG Energy, Inc. (a)	21,676	498,331
NV Energy, Inc.	65,050	745,473
		3,675,956
Electrical Components & Equipment – 3.0%
Energizer Holdings, Inc. (a)	13,010	791,918
General Cable Corp. (a)	23,920	744,869
		1,536,787
Electronics – 2.1%
Agilent Technologies, Inc. (a)	21,683	536,437
Amphenol Corp. Class A	13,017	522,242
		1,058,679
Engineering & Construction – 0.6%
Foster Wheeler AG (a)	10,840	303,412
Entertainment – 1.5%
Bally Technologies, Inc. (a)	7,590	298,970
Pinnacle Entertainment, Inc. (a)	54,198	457,973
		756,943
Foods – 3.3%
Campbell Soup Co.	12,960	411,480
Dole Food Co., Inc. (a)	21,600	253,584
The Kroger Co.	43,360	1,002,917
		1,667,981
Health Care — Services – 4.0%
Aetna, Inc.	27,110	705,673
DaVita, Inc. (a)	16,260	862,268
Thermo Fisher Scientific, Inc. (a)	10,840	487,800
		2,055,741
Home Builders – 0.3%
Lennar Corp. Class A	10,840	136,584
Insurance – 8.4%
ACE Ltd. (a)	19,513	1,002,188
Assurant, Inc.	32,520	973,324
Everest Re Group Ltd.	15,170	1,327,223
Fidelity National Financial, Inc. Class A	34,696	470,825
Genworth Financial, Inc. Class A (a)	26,020	276,332
Transatlantic Holdings, Inc.	5,420	273,710
		4,323,602
Internet – 1.3%
McAfee, Inc. (a)	10,841	454,021
ValueClick, Inc. (a)	21,680	213,331
		667,352
Investment Companies – 0.6%
Fifth Street Finance Corp.	32,520	319,672
Iron & Steel – 1.7%
Cliffs Natural Resources, Inc.	13,010	462,766
Nucor Corp.	10,840	431,974
		894,740
Manufacturing – 2.0%
Tyco International Ltd.	30,360	1,018,578
Media – 2.5%
Cablevision Systems Corp. Class A	32,520	746,659
Time Warner Cable, Inc.	12,980	511,931
		1,258,590
Oil & Gas – 4.1%
Cabot Oil & Gas Corp.	10,840	417,015
EQT Corp.	13,010	544,599
Noble Energy, Inc.	8,680	569,668
Range Resources Corp.	10,848	542,942
		2,074,224

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services – 1.4%
Smith International, Inc.	8,700	$241,251
Weatherford International Ltd. (a)	27,106	475,168
		716,419
Pharmaceuticals – 4.1%
Biovail Corp.	19,510	262,605
Hospira, Inc. (a)	21,680	967,795
Shire PLC	16,260	866,658
		2,097,058
Real Estate – 0.7%
Starwood Property Trust, Inc.	17,340	349,054
Real Estate Investment Trusts (REITS) – 2.1%
BioMed Realty Trust, Inc.	21,676	294,143
CreXus Investment Corp. (a)	17,340	245,881
ProLogis	48,620	550,865
		1,090,889
Retail – 7.3%
Abercrombie & Fitch Co. Class A	10,800	354,456
Advance Auto Parts, Inc.	15,173	565,346
Bed Bath & Beyond, Inc. (a)	15,170	534,136
Brinker International, Inc.	65,050	822,232
Burger King Holdings, Inc.	32,520	558,043
Chico's FAS, Inc. (a)	32,520	388,614
Phillips-Van Heusen Corp.	13,010	522,351
		3,745,178
Savings & Loans – 0.9%
NewAlliance Bancshares, Inc.	43,357	480,396
Semiconductors – 4.3%
Avago Technologies Ltd. (a)	30,360	455,400
Lam Research Corp. (a)	13,010	438,697
LSI Corp. (a)	108,410	555,059
Marvell Technology Group Ltd. (a)	26,020	356,994
Varian Semiconductor Equipment Associates, Inc. (a)	13,009	369,326
		2,175,476
Software – 0.8%
Electronic Arts, Inc. (a)	21,678	395,407
Telecommunications – 2.5%
ADC Telecommunications, Inc. (a)	54,200	351,758
Crown Castle International Corp. (a)	8,680	262,309
Juniper Networks, Inc. (a)	8,670	221,172
NII Holdings, Inc. (a)	17,340	466,966
		1,302,205
Toys, Games & Hobbies – 1.4%
Mattel, Inc.	39,030	738,838
Transportation – 1.2%
Atlas Air Worldwide Holdings, Inc. (a)	8,590	225,831
Norfolk Southern Corp.	8,680	404,662
		630,493
Trucking & Leasing – 1.0%
Aircastle Ltd.	65,050	515,196
TOTAL COMMON STOCK (Cost $46,403,337)		50,257,234
TOTAL EQUITIES (Cost $46,403,337)		50,257,234
TOTAL LONG-TERM INVESTMENTS (Cost $46,403,337)		50,257,234
	Principal Amount
SHORT-TERM INVESTMENTS – 4.6%
Repurchase Agreement – 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$2,358,228	2,358,228
TOTAL SHORT-TERM INVESTMENTS (Cost $2,358,228)		2,358,228
TOTAL INVESTMENTS – 102.8% (Cost $48,761,565) (c)		52,615,462
Other Assets/ (Liabilities) – (2.8)%		(1,431,173)
NET ASSETS – 100.0%		$51,184,289

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	Maturity value of $2,358,230. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $2,405,908.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.1%
COMMON STOCK – 99.1%
Advertising – 0.3%
Acorn International, Inc. Sponsored ADR (China) (a)	4,700	$27,119
Harte-Hanks, Inc.	6,415	75,312
inVentiv Health, Inc. (a)	9,523	161,701
		264,132
Aerospace & Defense – 1.1%
BE Aerospace, Inc. (a)	30,669	543,761
Cubic Corp.	2,177	75,564
GenCorp, Inc. (a)	10,831	80,583
Triumph Group, Inc.	3,953	185,040
		884,948
Agriculture – 0.4%
Agria Corp. Sponsored ADR (Cayman Islands) (a)	8,130	20,406
The Andersons, Inc.	3,367	104,478
Universal Corp.	4,346	180,750
		305,634
Airlines – 0.5%
Allegiant Travel Co. (a)	2,478	93,445
Hawaiian Holdings, Inc. (a)	15,804	112,050
Pinnacle Airlines Corp. (a)	3,430	20,683
Republic Airways Holdings, Inc. (a)	11,471	91,883
SkyWest, Inc.	8,878	124,026
		442,087
Apparel – 0.6%
Carter's, Inc. (a)	5,965	140,774
Perry Ellis International, Inc. (a)	3,611	49,362
Steven Madden Ltd. (a)	2,654	107,487
The Timberland Co. Class A (a)	12,059	195,115
		492,738
Auto Manufacturers – 0.1%
Force Protection, Inc. (a)	10,664	46,921
Oshkosh Corp.	780	24,383
		71,304
Automotive & Parts – 0.4%
ATC Technology Corp. (a)	6,303	131,732
Spartan Motors, Inc.	2,604	12,994
Standard Motor Products, Inc.	3,430	28,675
WABCO Holdings, Inc.	7,290	172,919
		346,320
Banks – 2.9%
Alliance Financial Corp.	929	24,191
Banco Latinoamericano de Comercio Exterior SA Class E	7,499	105,811
Banco Macro SA Class B Sponsored ADR (Argentina)	3,676	107,449
Bancolombia SA Sponsored ADR (Colombia)	2,643	104,610
Bank of Marin Bancorp	929	30,666
BBVA Banco Frances SA Sponsored ADR (Argentina)	3,720	23,548
Cass Information Systems, Inc.	271	8,057
Century Bancorp, Inc. Class A	900	21,897
First Citizens BancShares, Inc. Class A	401	59,749
The First of Long Island Corp.	1,026	24,798
Grupo Financiero Galicia SA Sponsored ADR (Argentina) (a)	7,561	43,854
Hancock Holding Co.	10,767	390,519
IBERIABANK Corp.	6,911	299,315
International Bancshares Corp.	9,390	139,442
National Bankshares, Inc.	600	16,266
Northrim BanCorp, Inc.	400	6,016
Oriental Financial Group, Inc.	13,876	147,779
Santander BanCorp (a)	2,219	25,519
Sterling Bancshares, Inc.	35,973	200,370
TCF Financial Corp.	23,198	274,432
Westamerica Bancorp	5,600	267,680
		2,321,968
Beverages – 0.1%
Cott Corp. (a)	10,758	84,988
Biotechnology – 1.2%
Acorda Therapeutics, Inc. (a)	11,577	251,568
American Oriental Bioengineering, Inc. (a)	20,600	81,576
Cambrex Corp. (a)	9,193	55,158
China-Biotics, Inc. (a)	1,570	18,212
Harvard Bioscience, Inc. (a)	6,660	24,109
Integra LifeSciences Holdings Corp (a)	8,973	274,036
Martek Biosciences Corp. (a)	7,918	142,207
PDL BioPharma, Inc.	20,486	172,287
		1,019,153
Building Materials – 1.0%
Aaon, Inc.	3,272	58,929
Apogee Enterprises, Inc.	9,766	129,302
Comfort Systems USA, Inc.	11,586	126,287
Eagle Materials, Inc.	16,301	405,080
Gibraltar Industries, Inc.	3,430	37,112
Interline Brands, Inc. (a)	1,714	25,024
NCI Building Systems, Inc. (a)	9,110	17,856
Universal Forest Products, Inc.	400	14,272
		813,862
Chemicals – 1.8%
A. Schulman, Inc.	6,134	106,548
Ashland, Inc.	5,147	177,777
Cabot Corp.	1,080	23,684
CF Industries Holdings, Inc.	560	46,620
Cytec Industries, Inc.	8,380	277,965
Hawkins, Inc.	2,986	62,766
Innophos Holdings, Inc.	8,926	172,718
Innospec, Inc.	1,670	19,739
KMG Chemicals, Inc.	2,000	24,600
Minerals Technologies, Inc.	3,228	159,011
NewMarket Corp.	1,926	180,081
Omnova Solutions, Inc. (a)	7,450	47,755

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PolyOne Corp. (a)	4,405	$24,580
Spartech Corp.	5,077	48,587
Stepan Co.	939	53,748
W.R. Grace & Co. (a)	2,350	51,442
		1,477,621
Coal – 0.1%
Alpha Natural Resources, Inc. (a)	3,165	107,515
Commercial Services – 6.5%
Administaff, Inc.	357	8,861
Advance America Cash Advance Centers, Inc.	18,059	89,211
AMN Healthcare Services, Inc. (a)	7,682	63,914
Avis Budget Group, Inc. (a)	17,744	149,050
Capella Education Co. (a)	8,635	594,952
Chemed Corp.	4,256	192,882
Convergys Corp. (a)	16,583	179,926
Corvel Corp. (a)	600	17,100
Cross Country Healthcare, Inc. (a)	418	3,453
Deluxe Corp.	10,362	147,451
Dollar Thrifty Automotive Group, Inc. (a)	6,094	112,800
Donnelley (R.R.) & Sons Co.	9,861	198,009
DynCorp International, Inc. Class A (a)	9,653	164,101
Emergency Medical Services Corp. Class A (a)	2,855	137,097
FirstService Corp. (a)	1,180	20,969
Gartner, Inc. (a)	9,013	167,822
Global Cash Access Holdings, Inc. (a)	13,557	85,816
Healthspring, Inc. (a)	14,586	209,017
Hillenbrand, Inc.	949	18,961
HMS Holdings Corp. (a)	6,680	286,772
Jackson Hewitt Tax Service, Inc.	9,500	46,645
Kendle International, Inc. (a)	1,006	16,981
Kforce, Inc. (a)	3,156	37,020
Lender Processing Services, Inc.	8,742	347,932
Net 1 UEPS Technologies, Inc. (a)	10,353	181,074
Pre-Paid Legal Services, Inc. (a)	1,819	71,923
Rent-A-Center, Inc. (a)	9,293	170,619
Resources Connection, Inc. (a)	13,426	231,867
Spherion Corp. (a)	6,999	34,645
Steiner Leisure Ltd. (a)	3,249	120,083
Team, Inc. (a)	2,800	45,444
TeleTech Holdings, Inc. (a)	10,961	196,092
Ticketmaster (a)	18,296	176,556
TNS, Inc. (a)	4,949	139,859
Valassis Communications, Inc. (a)	1,859	33,890
VistaPrint NV (a)	6,397	326,567
Watson Wyatt Worldwide, Inc. Class A	2,121	92,433
Wright Express Corp. (a)	5,692	158,864
		5,276,658
Computers – 2.7%
CACI International, Inc. Class A (a)	11,470	546,201
Ciber, Inc. (a)	8,969	28,880
Computer Task Group, Inc. (a)	2,800	19,516
Diebold, Inc.	700	21,168
DST Systems, Inc. (a)	3,626	151,240
Dynamics Research Corp. (a)	1,600	20,496
iGate Corp.	3,794	33,501
Jack Henry & Associates, Inc.	3,019	69,648
Manhattan Associates, Inc. (a)	6,485	148,831
MICROS Systems, Inc. (a)	4,821	129,781
NCR Corp. (a)	5,877	59,652
Ness Technologies, Inc. (a)	8,625	56,839
Rimage Corp. (a)	1,500	27,600
SYKES Enterprises, Inc. (a)	3,475	82,497
Synaptics, Inc. (a)	20,193	454,342
Syntel, Inc.	1,770	63,419
Telvent GIT SA	2,450	70,438
Unisys Corp. (a)	3,698	107,760
Virtusa Corp. (a)	8,761	78,674
		2,170,483
Cosmetics & Personal Care – 0.7%
Chattem, Inc. (a)	8,480	537,378
Distribution & Wholesale – 1.9%
Beacon Roofing Supply, Inc. (a)	8,898	127,775
Core-Mark Holding Co., Inc. (a)	3,008	82,329
Fossil, Inc. (a)	14,873	397,555
Houston Wire & Cable Co.	5,492	66,398
Pool Corp.	18,306	358,432
ScanSource, Inc. (a)	5,043	128,042
Tech Data Corp. (a)	4,779	183,657
WESCO International, Inc. (a)	6,747	172,453
		1,516,641
Diversified Financial – 3.5%
BGC Partners, Inc. Class A	9,310	44,967
Investment Technology Group, Inc. (a)	2,149	46,354
Knight Capital Group, Inc. Class A (a)	33,883	570,929
LaBranche & Co., Inc. (a)	21,151	58,377
MF Global Ltd. (a)	54,001	384,487
Nelnet, Inc. Class A (a)	7,956	111,623
Oppenheimer Holdings, Inc. Class A (c)	200	5,100
optionsXpress Holdings, Inc.	20,649	322,744
Penson Worldwide, Inc. (a)	11,460	111,735
Portfolio Recovery Associates, Inc. (a)	4,002	184,652
Rodman & Renshaw Capital Group, Inc. (a)	2,000	8,560
Stifel Financial Corp. (a)	10,765	559,349
Student Loan Corp.	562	23,632
Teton Advisors, Inc. Class A	15	151
TradeStation Group, Inc. (a)	13,701	105,772
Waddell & Reed Financial, Inc. Class A	4,502	126,326
World Acceptance Corp. (a)	7,256	182,053
		2,846,811

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electric – 1.7%
Avista Corp.	4,466	$84,675
Calpine Corp. (a)	1,090	12,252
Cia Paranaense de Energia Sponsored ADR (Brazil)	11,607	204,283
Cleco Corp.	7,474	184,981
El Paso Electric Co. (a)	2,827	53,006
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	3,330	26,307
Mirant Corp. (a)	9,952	139,129
NorthWestern Corp.	18,600	449,190
Pike Electric Corp. (a)	4,090	51,330
Unisource Energy Corp.	61	1,762
Unitil Corp.	2,895	59,898
Westar Energy, Inc.	8,315	159,232
		1,426,045
Electrical Components & Equipment – 1.3%
Encore Wire Corp.	5,382	111,676
EnerSys (a)	7,531	166,435
Greatbatch, Inc. (a)	12,565	247,154
Harbin Electric, Inc. (a)	10,600	168,858
Hubbell, Inc. Class B	4,240	180,327
Powell Industries, Inc. (a)	4,577	168,342
		1,042,792
Electronics – 1.0%
Benchmark Electronics, Inc. (a)	10,948	183,926
Checkpoint Systems, Inc. (a)	3,727	50,575
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands)	4,018	27,322
Cogent, Inc. (a)	5,090	49,119
Multi-Fineline Electronix, Inc. (a)	6,445	175,626
Spectrum Control, Inc. (a)	2,200	18,590
Technitrol, Inc.	5,450	42,456
Thomas & Betts Corp. (a)	5,193	177,653
TTM Technologies, Inc. (a)	10,568	107,477
Watts Water Technologies, Inc. Class A	780	22,035
		854,779
Energy — Alternate Sources – 0.1%
China Integrated Energy, Inc. (a)	3,230	18,573
GT Solar International, Inc. (a)	6,166	32,371
		50,944
Engineering & Construction – 1.1%
Dycom Industries, Inc. (a)	13,514	133,518
Emcor Group, Inc. (a)	7,764	183,386
Michael Baker Corp. (a)	2,615	93,356
Sterling Construction Co., Inc. (a)	2,840	45,809
Tutor Perini Corp. (a)	21,179	373,809
VSE Corp.	1,180	51,672
		881,550
Entertainment – 0.9%
Bally Technologies, Inc. (a)	14,502	571,233
International Speedway Corp. Class A	880	22,449
National CineMedia, Inc.	2,336	37,376
Speedway Motorsports, Inc.	3,757	50,870
Warner Music Group Corp. (a)	9,254	53,303
		735,231
Environmental Controls – 1.0%
Darling International, Inc. (a)	23,610	164,089
EnergySolutions, Inc.	30,388	253,436
Waste Connections, Inc. (a)	11,955	375,746
		793,271
Foods – 1.0%
American Italian Pasta Co. Class A (a)	2,904	78,902
Cal-Maine Foods, Inc.	2,266	61,522
Fresh Del Monte Produce, Inc. (a)	700	15,197
J&J Snack Foods Corp.	725	28,398
Lancaster Colony Corp.	861	41,827
M&F Worldwide Corp. (a)	1,525	32,452
Nash Finch Co.	1,152	33,385
Overhill Farms, Inc. (a)	4,020	21,949
TreeHouse Foods, Inc. (a)	10,803	404,032
Weis Markets, Inc.	1,762	62,375
		780,039
Forest Products & Paper – 0.3%
Buckeye Technologies, Inc. (a)	4,570	40,947
KapStone Paper and Packaging Corp. (a)	6,170	42,820
Rock-Tenn Co. Class A	2,957	129,517
Schweitzer-Mauduit International, Inc.	27	1,394
		214,678
Gas – 0.8%
AGL Resources, Inc.	5,247	183,435
Atmos Energy Corp.	6,515	181,443
Chesapeake Utilities Corp.	562	17,804
New Jersey Resources Corp.	4,433	156,042
Southwest Gas Corp.	5,566	139,094
		677,818
Hand & Machine Tools – 0.6%
K-Tron International, Inc. (a)	265	25,188
Lincoln Electric Holdings, Inc.	1,858	88,144
Regal-Beloit Corp.	7,492	351,225
		464,557
Health Care — Products – 3.7%
American Medical Systems Holdings, Inc. (a)	7,114	109,698
Atrion Corp.	384	45,469
Bruker Corp. (a)	3,395	36,802
Hill-Rom Holdings, Inc.	10,947	214,452
ICU Medical, Inc. (a)	20	700
Invacare Corp.	6,169	138,371
Kensey Nash Corp. (a)	3,254	77,803
Kinetic Concepts, Inc. (a)	4,130	137,075
Masimo Corp. (a)	6,486	172,333
Merit Medical Systems, Inc. (a)	10,290	174,724
Natus Medical, Inc. (a)	11,549	160,416
NuVasive, Inc. (a)	13,192	478,738
Orthofix International NV (a)	7,726	247,232
PSS World Medical, Inc. (a)	184	3,720
Steris Corp.	5,904	172,751
SurModics, Inc. (a)	7,789	199,476

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Symmetry Medical, Inc. (a)	9,497	$75,691
Utah Medical Products, Inc.	300	8,772
Volcano Corp. (a)	18,102	259,764
Wright Medical Group, Inc. (a)	19,061	309,741
Young Innovations, Inc.	980	23,177
		3,046,905
Health Care — Services – 5.7%
Alliance HealthCare Services, Inc. (a)	2,914	15,852
Allied Healthcare International, Inc. (a)	8,520	22,663
Amedisys, Inc. (a)	3,360	133,694
America Service Group, Inc.	3,629	47,612
American Dental Partners, Inc. (a)	1,760	20,926
AmSurg Corp. (a)	9,514	200,460
Centene Corp. (a)	9,274	165,355
Community Health Systems, Inc. (a)	2,315	72,413
Continucare Corp. (a)	8,130	21,301
The Ensign Group, Inc.	1,403	20,736
Genoptix, Inc. (a)	9,990	347,552
Gentiva Health Services, Inc. (a)	7,502	180,048
Health Management Associates, Inc. Class A (a)	113,247	690,807
HealthSouth Corp. (a)	8,007	116,982
Healthways, Inc. (a)	10,370	166,750
ICON PLC Sponsored ADR (Ireland) (a)	1,080	26,676
LHC Group, Inc. (a)	5,643	157,496
LifePoint Hospitals, Inc. (a)	5,993	169,782
Lincare Holdings, Inc. (a)	5,828	183,058
Magellan Health Services, Inc. (a)	4,346	139,637
Mednax, Inc. (a)	10,164	527,715
Metropolitan Health Networks, Inc. (a)	11,370	23,195
Molina Healthcare, Inc. (a)	6,741	126,192
Nighthawk Radiology Holdings, Inc. (a)	8,609	51,568
NovaMed, Inc. (a)	5,680	22,890
Odyssey Healthcare, Inc. (a)	10,097	140,752
RehabCare Group, Inc. (a)	6,663	124,931
Res-Care, Inc. (a)	4,269	51,356
Sun Healthcare Group, Inc. (a)	46,059	418,216
Triple-S Management Corp. Class B (a)	7,820	130,594
U.S. Physical Therapy, Inc. (a)	3,439	48,284
Universal Health Services, Inc. Class B	1,329	73,959
Virtual Radiologic Corp. (a)	1,860	23,901
		4,663,353
Holding Company — Diversified – 0.0%
Primoris Services Corp.	3,230	23,676
Home Furnishing – 0.2%
Tempur-Pedic International, Inc. (a)	7,463	144,558
Household Products – 0.6%
American Greetings Corp. Class A	1,080	21,967
Blyth, Inc.	3,039	107,672
Central Garden & Pet Co. Class A (a)	12,598	119,177
CSS Industries, Inc.	1,200	24,360
Ennis, Inc.	3,107	47,071
Helen of Troy Ltd. (a)	2,060	47,050
Kid Brands, Inc. (a)	4,310	21,421
Prestige Brands Holdings, Inc. (a)	12,664	85,609
		474,327
Housewares – 0.4%
National Presto Industries, Inc.	1,522	132,308
The Toro Co.	4,818	178,362
		310,670
Insurance – 3.9%
Allied World Assurance Holdings Ltd.	2,760	123,538
American Physicians Capital, Inc.	3,232	91,401
American Physicians Service Group, Inc.	880	21,182
American Safety Insurance Holdings Ltd. (a)	1,670	24,749
Amerisafe, Inc. (a)	7,877	146,040
Amtrust Financial Services, Inc.	9,603	108,322
Argo Group International Holdings Ltd. (a)	3,621	122,969
Aspen Insurance Holdings Ltd.	6,670	172,086
CNA Surety Corp. (a)	5,138	74,295
Conseco, Inc. (a)	10,483	54,616
EMC Insurance Group, Inc.	200	4,116
Employers Holdings, Inc.	4,250	62,985
Endurance Specialty Holdings Ltd.	4,716	169,729
Enstar Group Ltd. (a)	1,038	63,318
FBL Financial Group, Inc. Class A	1,370	27,606
First Mercury Financial Corp.	5,036	63,957
FPIC Insurance Group, Inc. (a)	1,940	65,630
The Hanover Insurance Group, Inc.	11,162	469,585
Harleysville Group, Inc.	1,250	39,163
Horace Mann Educators Corp.	3,616	44,947
Infinity Property & Casualty Corp.	3,343	129,274
Life Partners Holdings, Inc.	4,959	84,253
Meadowbrook Insurance Group, Inc.	3,965	26,684
Mercer Insurance Group, Inc.	1,400	26,012
National Interstate Corp.	1,142	20,682
National Western Life Insurance Co. Class A	139	24,486
Platinum Underwriters Holdings Ltd.	4,637	165,865
PMA Capital Corp. Class A (a)	5,931	28,350
ProAssurance Corp. (a)	3,478	174,874
Safety Insurance Group, Inc.	4,134	138,365
StanCorp Financial Group, Inc.	4,937	181,237
Unitrin, Inc.	1,100	21,560
Universal Insurance Holdings, Inc.	900	4,779
Validus Holdings Ltd.	6,235	157,746
		3,134,401

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet – 3.6%
Blue Coat Systems, Inc. (a)	28,349	$631,616
EarthLink, Inc.	18,612	150,757
eResearch Technology, Inc. (a)	14,612	108,129
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	7,802	57,032
GigaMedia Ltd. (a)	30,058	123,238
i2 Technologies, Inc. (a)	7,905	124,425
j2 Global Communications, Inc. (a)	23,706	484,788
NutriSystem, Inc.	6,045	130,088
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	3,069	135,067
Perficient, Inc. (a)	2,827	23,012
S1 Corp. (a)	14,385	86,310
Saba Software, Inc. (a)	5,500	23,595
Sohu.com, Inc. (a)	1,240	68,944
SonicWALL, Inc. (a)	10,165	80,710
TIBCO Software, Inc. (a)	39,022	341,442
United Online, Inc.	13,963	111,704
Valueclick, Inc. (a)	14,589	143,556
Web.com Group, Inc. (a)	1,926	13,559
Websense, Inc. (a)	4,443	71,354
		2,909,326
Investment Companies – 0.9%
Apollo Investment Corp.	2,530	22,770
Ares Capital Corp.	4,669	48,745
BlackRock Kelso Capital Corp.	3,300	24,123
Fifth Street Finance Corp.	8,337	81,953
Gladstone Capital Corp.	7,443	61,107
Gladstone Investment Corp.	4,300	21,715
Hercules Technology Growth Capital, Inc.	13,074	122,634
MCG Capital Corp. (a)	11,713	46,735
NGP Capital Resources Co.	3,400	24,344
PennantPark Investment Corp.	7,581	58,601
Prospect Capital Corp.	16,396	162,812
TICC Capital Corp.	100	492
Triangle Capital Corp.	1,580	18,944
		694,975
Iron & Steel – 0.0%
Mesabi Trust	1,646	16,477
Leisure Time – 0.3%
Ambassadors Group, Inc.	3,446	43,799
Interval Leisure Group, Inc. (a)	2,791	31,147
Polaris Industries, Inc.	3,186	134,035
		208,981
Lodging – 0.4%
Ameristar Casinos, Inc.	24,017	353,530
Machinery — Diversified – 2.1%
Altra Holdings, Inc. (a)	3,506	30,748
Chart Industries, Inc. (a)	8,435	166,760
DXP Enterprises, Inc. (a)	1,847	21,203
Gardner Denver, Inc. (a)	18,630	669,003
Graco, Inc.	16,196	446,038
Wabtec Corp.	10,687	392,854
		1,726,606
Manufacturing – 2.1%
A.O. Smith Corp.	400	15,852
American Railcar Industries, Inc.	2,250	22,500
Ameron International Corp.	2,343	138,190
AZZ, Inc. (a)	3,528	120,869
The Brink's Co.	2,842	67,441
Carlisle Cos., Inc.	4,937	153,245
Ceradyne, Inc. (a)	9,042	145,757
Colfax Corp. (a)	11,056	120,289
EnPro Industries, Inc. (a)	9,493	214,352
FreightCar America, Inc.	7,028	165,720
GP Strategies Corp. (a)	3,230	22,739
Harsco Corp.	1,704	53,659
Koppers Holdings, Inc.	3,794	99,099
LSB Industries, Inc. (a)	4,924	61,058
Myers Industries, Inc.	6,157	53,997
Smith & Wesson Holding Corp. (a)	4,279	18,271
Sturm, Ruger & Co., Inc.	13,672	145,197
Tredegar Corp.	7,877	107,364
		1,725,599
Media – 1.2%
Belo Corp. Class A	22,515	105,821
Courier Corp.	387	5,739
CTC Media, Inc. (a)	3,185	51,215
Entercom Communications Corp. Class A (a)	2,840	20,107
FactSet Research Systems, Inc.	6,138	393,139
Gannett Co., Inc.	2,945	28,920
John Wiley & Sons, Inc. Class A	1,449	51,034
Journal Communications, Inc. Class A	5,490	19,544
Lee Enterprises, Inc. (a)	2,100	6,405
The McClatchy Co. Class A	13,230	37,309
Mediacom Communications Corp. (a)	4,231	20,224
Scholastic Corp.	4,240	105,449
Sinclair Broadcast Group, Inc. Class A	15,226	59,990
Value Line, Inc.	780	23,993
World Wrestling Entertainment, Inc. Class A	3,500	46,480
		975,369
Metal Fabricate & Hardware – 0.3%
Ampco-Pittsburgh Corp.	2,895	77,876
Mueller Industries, Inc.	7,531	178,183
North American Galvanizing & Coating, Inc. (a)	5,237	26,290
		282,349
Mining – 0.9%
Century Aluminum Co. (a)	8,132	70,505
Compass Minerals International, Inc.	8,160	508,531
Redcorp Ventures Ltd. (a) (b)	89,600	416
Thompson Creek Metals Co., Inc. (a)	13,068	133,032
		712,484
Office Furnishings – 0.3%
Herman Miller, Inc.	10,068	155,551
Knoll, Inc.	8,678	85,044
		240,595

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 1.3%
CVR Energy, Inc. (a)	11,578	$121,801
Dominion Resources Black Warrior Trust	800	12,928
Encore Acquisition Co. (a)	3,617	134,082
Gulfport Energy Corp. (a)	1,800	13,734
Holly Corp.	21,362	619,712
Pengrowth Energy Trust	3,940	36,248
Pioneer Drilling Co. (a)	6,170	41,277
PrimeEnergy Corp. (a)	200	6,170
Provident Energy Trust	4,210	25,976
Rowan Companies, Inc.	1,080	25,110
Stone Energy Corp. (a)	1,570	24,068
		1,061,106
Oil & Gas Services – 1.7%
Acergy SA Sponsored ADR (Luxembourg)	13,920	172,330
Basic Energy Services, Inc. (a)	5,817	40,719
Bolt Technology Corp. (a)	2,244	22,821
Cal Dive International, Inc. (a)	12,381	95,086
Complete Production Services, Inc. (a)	2,160	20,585
Dawson Geophysical Co. (a)	2,174	52,502
Geokinetics, Inc. (a)	2,550	41,004
Key Energy Services, Inc. (a)	18,970	138,671
Matrix Service Co. (a)	5,266	46,709
Oil States International, Inc. (a)	6,286	216,490
SEACOR Holdings, Inc. (a)	2,072	168,391
T-3 Energy Services, Inc. (a)	3,486	69,790
TGC Industries, Inc. (a)	5,290	23,011
Tidewater, Inc.	3,043	126,802
Willbros Group, Inc. (a)	10,463	137,484
		1,372,395
Packaging & Containers – 0.7%
AEP Industries, Inc. (a)	2,123	74,050
Bway Holding Co. (a)	4,427	78,668
Packaging Corporation of America	24,096	440,475
		593,193
Pharmaceuticals – 2.2%
Align Technology, Inc. (a)	1,307	20,546
China Sky One Medical, Inc. (a)	3,360	39,883
Cornerstone Therapeutics, Inc. (a)	4,210	23,576
Cubist Pharmaceuticals, Inc. (a)	1,141	19,329
Endo Pharmaceuticals Holdings, Inc. (a)	3,766	84,358
Herbalife Ltd.	5,276	177,537
Impax Laboratories, Inc. (a)	5,090	45,199
King Pharmaceuticals, Inc. (a)	9,680	98,058
KV Pharmaceutical Co. Class A (a)	11,370	43,206
Medicis Pharmaceutical Corp. Class A	3,116	65,966
Perrigo Co.	5,119	190,376
PetMed Express, Inc.	1,500	23,535
PharMerica Corp. (a)	9,108	140,537
QLT, Inc. (a)	9,042	31,557
Questcor Pharmaceuticals, Inc. (a)	30,673	139,255
Savient Pharmaceuticals, Inc. (a)	35,709	449,933
Sirona Dental Systems, Inc. (a)	1,016	27,341
Valeant Pharmaceuticals International (a)	4,867	143,090
VCA Antech, Inc. (a)	2,020	48,116
		1,811,398
Pipelines – 0.6%
MarkWest Energy Partners, LP	20,744	498,063
Real Estate – 0.6%
E-House China Holdings Ltd. ADS (Cayman Islands) (a)	4,957	84,815
Forestar Group, Inc. (a)	4,649	68,619
Starwood Property Trust, Inc.	11,602	233,548
W.P. Carey & Co. LLC	2,493	69,056
		456,038
Real Estate Investment Trusts (REITS) – 6.3%
Agree Realty Corp.	1,855	43,277
American Capital Agency Corp.	6,861	178,386
Associated Estates Realty Corp.	2,550	23,256
CapitalSource, Inc.	37,192	132,404
CBL & Associates Properties, Inc.	2,650	21,624
Chimera Investment Corp.	94,385	329,404
Corporate Office Properties Trust	4,080	135,415
DiamondRock Hospitality Co. (a)	7,512	57,166
Digital Realty Trust, Inc.	12,928	583,441
Equity Lifestyle Properties, Inc.	600	27,870
Getty Realty Corp.	5,518	135,246
Hatteras Financial Corp.	14,445	405,904
Home Properties, Inc.	4,635	181,599
Hospitality Properties Trust	2,400	46,344
HRPT Properties Trust	3,530	24,816
LaSalle Hotel Properties	1,370	23,509
Liberty Property Trust	751	22,057
LTC Properties, Inc.	8,645	205,319
Mack-Cali Realty Corp.	1,443	44,661
Mid-America Apartment Communities, Inc.	15,145	663,654
Monmouth Real Estate Investment Corp. Class A	3,430	23,290
National Health Investors, Inc.	3,408	102,240
National Retail Properties, Inc.	8,102	157,017
Nationwide Health Properties, Inc.	751	24,220
PS Business Parks, Inc.	3,039	148,820
Realty Income Corp.	3,897	90,332
Senior Housing Properties Trust	7,347	141,650
Tanger Factory Outlet Centers, Inc.	16,831	640,756
Taubman Centers, Inc.	10,872	331,705
Universal Health Realty Income Trust	1,471	46,704
Walter Investment Management Corp.	9,920	129,158
		5,121,244
Retail – 9.0%
Aeropostale, Inc. (a)	4,560	171,137
AFC Enterprises (a)	3,566	28,635

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Asbury Automotive Group, Inc. (a)	12,341	$120,201
Barnes & Noble, Inc.	7,648	127,033
Big 5 Sporting Goods Corp.	1,126	16,608
Big Lots, Inc. (a)	7,057	176,778
Books-A-Million, Inc.	2,450	21,217
Borders Group, Inc. (a)	5,082	9,859
Cabela's, Inc. (a)	9,828	123,538
Carrols Restaurant Group, Inc. (a)	3,230	20,963
Cash America International, Inc.	6,258	189,367
The Cato Corp. Class A	9,139	180,130
CEC Entertainment, Inc. (a)	5,312	155,163
The Cheesecake Factory, Inc. (a)	2,609	47,432
The Children's Place Retail Store, Inc. (a)	12,042	378,721
Chipotle Mexican Grill, Inc. Class B (a)	4,800	383,568
Destination Maternity Corp. (a)	1,400	28,070
Dress Barn, Inc. (a)	10,752	194,074
DSW Inc. Class A (a)	10,464	200,909
Ezcorp, Inc. (a)	10,290	133,461
The Finish Line, Inc. Class A	9,535	96,685
First Cash Financial Services, Inc. (a)	6,937	119,178
Group 1 Automotive, Inc.	1,470	37,367
Guess?, Inc.	91	3,326
The Gymboree Corp. (a)	3,894	165,768
HSN, Inc. (a)	3,574	53,395
Inergy LP	10,480	324,566
Insight Enterprises, Inc. (a)	9,454	99,456
Jack in the Box, Inc. (a)	25,842	484,796
Jo-Ann Stores, Inc. (a)	880	23,426
Jos. A. Bank Clothiers, Inc. (a)	1,742	71,387
Kirkland's, Inc. (a)	12,843	161,565
Lithia Motors, Inc. Class A (a)	4,020	33,527
Men's Wearhouse, Inc.	7,656	177,389
MSC Industrial Direct Co., Inc. Class A	358	15,412
Nu Skin Enterprises, Inc. Class A	7,102	161,641
P.F. Chang's China Bistro, Inc. (a)	4,985	145,512
The Pantry, Inc. (a)	7,843	110,665
Papa John's International, Inc. (a)	6,313	142,042
PC Connection, Inc. (a)	793	4,663
PC Mall, Inc. (a)	3,620	25,666
Phillips-Van Heusen Corp.	12,720	510,708
RadioShack Corp.	10,507	177,463
Saks, Inc. (a)	45,270	253,965
School Specialty, Inc. (a)	8,665	192,796
Signet Jewelers Ltd. (a)	2,749	69,302
Sport Supply Group, Inc.	2,500	25,800
Stage Stores, Inc.	12,797	151,005
Tractor Supply Co. (a)	13,723	613,418
World Fuel Services Corp.	3,282	166,890
		7,325,643
Savings & Loans – 0.5%
First Defiance Financial Corp.	2,958	42,654
First Niagara Financial Group, Inc.	16,430	210,961
NASB Financial, Inc.	377	9,274
OceanFirst Financial Corp.	5,991	56,915
United Financial Bancorp, Inc.	3,928	50,475
		370,279
Semiconductors – 2.5%
Amkor Technology, Inc. (a)	3,530	19,450
Cypress Semiconductor Corp. (a)	1,132	9,543
Himax Technologies, Inc. Sponsored ADR (Cayman Islands)	20,898	55,171
Kopin Corp. (a)	10,390	46,132
Mellanox Technologies Ltd. (a)	2,023	35,301
Micrel, Inc.	14,402	107,583
Netlogic Microsystems, Inc. (a)	8,764	333,120
O2Micro International Ltd. Sponsored ADR (Cayman Islands) (a)	56	246
QLogic Corp. (a)	10,837	190,081
Semtech Corp. (a)	27,717	428,782
Sigma Designs, Inc. (a)	5,799	69,646
Silicon Motion Technology Corp. Sponsored ADR (Cayman Islands) (a)	3,882	13,509
Skyworks Solutions, Inc. (a)	29,757	310,365
Tessera Technologies, Inc. (a)	5,521	122,069
Varian Semiconductor Equipment Associates, Inc. (a)	8,492	241,088
Volterra Semiconductor Corp. (a)	1,900	26,315
		2,008,401
Software – 4.5%
Actuate Corp. (a)	13,049	65,375
Acxiom Corp. (a)	19,110	219,383
American Reprographics Co. (a)	14,479	86,874
Blackboard, Inc. (a)	9,477	336,149
Broadridge Financial Solutions, Inc.	9,163	190,682
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	690	20,790
Compuware Corp. (a)	18,142	128,083
Concur Technologies, Inc. (a)	4,940	176,062
CSG Systems International, Inc. (a)	8,182	133,694
DivX, Inc. (a)	2,110	10,149
Double-Take Software, Inc. (a)	3,282	30,424
Fair Isaac Corp.	9,261	188,276
Informatica Corp. (a)	8,403	178,396
Ituran Location and Control Ltd.	100	1,236
JDA Software Group, Inc. (a)	6,931	137,511
MedAssets, Inc. (a)	13,088	287,151
MicroStrategy, Inc. Class A (a)	2,213	193,128
Monotype Imaging Holdings, Inc. (a)	3,040	22,861
MSCI, Inc. Class A (a)	17,658	536,803

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novell, Inc. (a)	3,039	$12,429
Open Text Corp. (a)	515	19,076
OpenTV Corp. Class A (a)	7,545	11,619
Patni Computer Systems Ltd. Sponsored ADR (India)	4,841	93,189
Pervasive Software, Inc. (a)	4,410	21,609
Quest Software, Inc. (a)	9,797	164,296
Satyam Computer Services Ltd. Sponsored ADR (India) (a)	18,890	99,928
SkillSoft PLC Sponsored ADR (Ireland) (a)	7,221	69,177
Sybase, Inc. (a)	1,462	57,837
SYNNEX Corp. (a)	5,718	147,124
		3,639,311
Telecommunications – 4.3%
3Com Corp. (a)	38,621	198,512
ADTRAN, Inc.	6,582	151,649
Arris Group, Inc. (a)	46,566	477,767
Atheros Communications, Inc. (a)	11,307	278,378
Atlantic Tele-Network, Inc.	474	21,728
Black Box Corp.	3,252	86,211
Cincinnati Bell, Inc. (a)	56,785	174,898
Comtech Telecommunications (a)	13,272	426,297
HickoryTech Corp.	2,500	22,525
InterDigital, Inc. (a)	980	20,149
Netgear, Inc. (a)	1,506	27,455
NeuStar, Inc. Class A (a)	25,100	579,810
Nortel Inversora SA Series B Sponsored ADR (Argentina) (a)	1,570	21,917
Oplink Communications, Inc. (a)	2,023	30,001
Plantronics, Inc.	7,490	180,584
Polycom, Inc. (a)	13,005	279,217
Sierra Wireless, Inc. (a)	9,518	85,757
Starent Networks Corp. (a)	9,964	336,185
USA Mobility, Inc.	9,245	100,771
		3,499,811
Textiles – 0.2%
G&K Services, Inc. Class A	3,030	67,114
UniFirst Corp.	1,980	83,299
		150,413
Transportation – 2.1%
American Commercial Lines, Inc. (a)	3,499	75,053
Atlas Air Worldwide Holdings, Inc. (a)	1,800	47,322
Diana Shipping, Inc.	5,734	74,083
Gulfmark Offshore, Inc. (a)	5,273	145,904
Hub Group, Inc. Class A (a)	22,603	561,911
International Shipholding Corp.	1,965	65,140
Kirby Corp. (a)	3,001	101,434
Old Dominion Freight Line, Inc. (a)	20,526	533,471
Safe Bulkers, Inc.	8,926	62,125
Ship Finance International Ltd.	1,760	20,011
Teekay Tankers Ltd. Class A	7,688	62,273
		1,748,727
Trucking & Leasing – 0.0%
Aircastle Ltd.	2,798	22,160
Genesis Lease Ltd. ADR (Ireland)	959	7,960
		30,120
Water – 0.4%
Aqua America, Inc.	19,439	300,333
Cascal NV	100	542
		300,875
TOTAL COMMON STOCK (Cost $75,645,536)		80,533,143
TOTAL EQUITIES (Cost $75,645,536)		80,533,143
MUTUAL FUNDS – 0.0%
Diversified Financial – 0.0%
ASA Ltd.	71	5,174
TOTAL MUTUAL FUNDS (Cost $4,627)		5,174
RIGHTS – 0.0%
Pharmaceuticals – 0.0%
Indevus Pharmaceuticals, Inc., Strike 3.00 (a) (b)	300	3
TOTAL RIGHTS (Cost $0)		3
TOTAL LONG-TERM INVESTMENTS (Cost $75,650,163)		80,538,320
TOTAL INVESTMENTS – 99.1% (Cost $75,650,163) (d)		80,538,320
Other Assets/ (Liabilities) – 0.9%		693,387
NET ASSETS – 100.0%		$81,231,707

Notes to Portfolio of Investments
ADR	American Depositary Receipt
ADS	American Depository Shares
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 98.5%
COMMON STOCK – 98.5%
Advertising – 0.3%
Acorn International, Inc. Sponsored ADR (China) (a)	10,300	$59,431
Harte-Hanks, Inc.	14,382	168,845
inVentiv Health, Inc. (a)	21,269	361,147
		589,423
Aerospace & Defense – 1.1%
BE Aerospace, Inc. (a)	68,600	1,216,278
Cubic Corp.	4,800	166,608
GenCorp, Inc. (a)	24,400	181,536
Triumph Group, Inc.	8,760	410,056
		1,974,478
Agriculture – 0.4%
Agria Corp. Sponsored ADR (Cayman Islands) (a)	18,400	46,184
The Andersons, Inc.	7,538	233,904
Universal Corp.	9,592	398,931
		679,019
Airlines – 0.5%
Allegiant Travel Co. (a)	5,500	207,405
Hawaiian Holdings, Inc. (a)	35,341	250,568
Pinnacle Airlines Corp. (a)	7,700	46,431
Republic Airways Holdings, Inc. (a)	25,630	205,296
SkyWest, Inc.	19,800	276,606
		986,306
Apparel – 0.6%
Carter's, Inc. (a)	13,279	313,385
Perry Ellis International, Inc. (a)	8,060	110,180
Steven Madden Ltd. (a)	5,894	238,707
The Timberland Co. Class A (a)	26,889	435,064
		1,097,336
Auto Manufacturers – 0.1%
Force Protection, Inc. (a)	23,866	105,010
Oshkosh Corp.	1,800	56,268
		161,278
Automotive & Parts – 0.4%
ATC Technology Corp. (a)	13,862	289,716
Spartan Motors, Inc.	5,770	28,792
Standard Motor Products, Inc.	7,500	62,700
WABCO Holdings, Inc.	16,500	391,380
		772,588
Banks – 2.8%
Alliance Financial Corp.	2,200	57,288
Banco Latinoamericano de Comercio Exterior SA Class E	16,900	238,459
Banco Macro SA Class B Sponsored ADR (Argentina)	8,100	236,763
Bancolombia SA Sponsored ADR (Colombia)	5,800	229,564
Bank of Marin Bancorp	2,200	72,622
BBVA Banco Frances SA Sponsored ADR (Argentina)	8,300	52,539
Cass Information Systems, Inc.	590	17,541
Century Bancorp, Inc. Class A	2,067	50,290
First Citizens BancShares, Inc. Class A	1,000	149,000
The First of Long Island Corp.	2,500	60,425
Grupo Financiero Galicia SA Sponsored ADR (Argentina) (a)	17,300	100,340
Hancock Holding Co.	23,600	855,972
IBERIABANK Corp.	15,400	666,974
International Bancshares Corp.	21,200	314,820
National Bankshares, Inc.	1,200	32,532
Northrim BanCorp, Inc.	800	12,032
Oriental Financial Group, Inc.	30,767	327,668
Santander BanCorp (a)	4,400	50,600
Sterling Bancshares, Inc.	79,600	443,372
TCF Financial Corp.	51,300	606,879
Westamerica Bancorp	12,400	592,720
		5,168,400
Beverages – 0.1%
Cott Corp. (a)	24,200	191,180
Biotechnology – 1.2%
Acorda Therapeutics, Inc. (a)	26,000	564,980
American Oriental Bioengineering, Inc. (a)	39,900	158,004
Cambrex Corp. (a)	20,100	120,600
China-Biotics, Inc. (a)	3,500	40,600
Harvard Bioscience, Inc. (a)	14,700	53,214
Integra LifeSciences Holdings Corp (a)	19,900	607,746
Martek Biosciences Corp. (a)	17,638	316,778
PDL BioPharma, Inc.	45,548	383,059
		2,244,981
Building Materials – 1.0%
Aaon, Inc.	7,343	132,247
Apogee Enterprises, Inc.	21,813	288,804
Comfort Systems USA, Inc.	25,855	281,820
Eagle Materials, Inc.	35,900	892,115
Gibraltar Industries, Inc.	7,700	83,314
Interline Brands, Inc. (a)	3,850	56,210
NCI Building Systems, Inc. (a)	20,100	39,396
Universal Forest Products, Inc.	900	32,112
		1,806,018
Chemicals – 1.8%
A. Schulman, Inc.	13,677	237,570
Ashland, Inc.	11,378	392,996
Cabot Corp.	2,400	52,632
CF Industries Holdings, Inc.	1,200	99,900
Cytec Industries, Inc.	18,804	623,729
Hawkins, Inc.	6,700	140,834
Innophos Holdings, Inc.	19,683	380,866
Innospec, Inc.	3,800	44,916
KMG Chemicals, Inc.	4,400	54,120
Minerals Technologies, Inc.	7,265	357,874
NewMarket Corp.	4,400	411,400
Omnova Solutions, Inc. (a)	16,500	105,765

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PolyOne Corp. (a)	9,700	$54,126
Spartech Corp.	11,497	110,026
Stepan Co.	2,100	120,204
W.R. Grace & Co. (a)	5,100	111,639
		3,298,597
Coal – 0.1%
Alpha Natural Resources, Inc. (a)	7,000	237,790
Commercial Services – 6.4%
Administaff, Inc.	859	21,320
Advance America Cash Advance Centers, Inc.	40,020	197,699
AMN Healthcare Services, Inc. (a)	17,136	142,572
Avis Budget Group, Inc. (a)	39,700	333,480
Capella Education Co. (a)	19,200	1,322,880
Chemed Corp.	9,383	425,238
Convergys Corp. (a)	36,793	399,204
Corvel Corp. (a)	1,300	37,050
Cross Country Healthcare, Inc. (a)	1,100	9,086
Deluxe Corp.	23,084	328,485
Dollar Thrifty Automotive Group, Inc. (a)	13,420	248,404
Donnelley (R.R.) & Sons Co.	22,080	443,366
DynCorp International, Inc. Class A (a)	21,534	366,078
Emergency Medical Services Corp. Class A (a)	6,420	308,288
FirstService Corp. (a)	2,600	46,202
Gartner, Inc. (a)	20,271	377,446
Global Cash Access Holdings, Inc. (a)	30,426	192,597
Healthspring, Inc. (a)	32,631	467,602
Hillenbrand, Inc.	2,200	43,956
HMS Holdings Corp. (a)	14,900	639,657
Jackson Hewitt Tax Service, Inc.	21,300	104,583
Kendle International, Inc. (a)	2,300	38,824
Kforce, Inc. (a)	7,100	83,283
Lender Processing Services, Inc.	19,500	776,100
Net 1 UEPS Technologies, Inc. (a)	23,360	408,566
Pre-Paid Legal Services, Inc. (a)	4,100	162,114
Rent-A-Center, Inc. (a)	20,400	374,544
Resources Connection, Inc. (a)	29,917	516,667
Spherion Corp. (a)	15,638	77,408
Steiner Leisure Ltd. (a)	7,289	269,402
Team, Inc. (a)	6,200	100,626
TeleTech Holdings, Inc. (a)	24,357	435,747
Ticketmaster (a)	40,120	387,158
TNS, Inc. (a)	11,150	315,099
Valassis Communications, Inc. (a)	4,170	76,019
VistaPrint NV (a)	14,103	719,958
Watson Wyatt Worldwide, Inc. Class A	4,757	207,310
Wright Express Corp. (a)	12,610	351,945
		11,755,963
Computers – 2.7%
CACI International, Inc. Class A (a)	25,600	1,219,072
Ciber, Inc. (a)	19,645	63,257
Computer Task Group, Inc. (a)	6,200	43,214
Diebold, Inc.	1,600	48,384
DST Systems, Inc. (a)	7,953	331,720
Dynamics Research Corp. (a)	3,600	46,116
iGate Corp.	8,460	74,702
Jack Henry & Associates, Inc.	6,887	158,883
Manhattan Associates, Inc. (a)	14,522	333,280
MICROS Systems, Inc. (a)	10,900	293,428
NCR Corp. (a)	13,200	133,980
Ness Technologies, Inc. (a)	19,290	127,121
Rimage Corp. (a)	3,200	58,880
SYKES Enterprises, Inc. (a)	7,769	184,436
Synaptics, Inc. (a)	45,300	1,019,250
Syntel, Inc.	4,058	145,398
Telvent GIT SA	5,400	155,250
Unisys Corp. (a)	8,210	239,239
Virtusa Corp. (a)	19,770	177,535
		4,853,145
Cosmetics & Personal Care – 0.7%
Chattem, Inc. (a)	18,800	1,191,356
Distribution & Wholesale – 1.8%
Beacon Roofing Supply, Inc. (a)	19,911	285,922
Core-Mark Holding Co., Inc. (a)	6,761	185,048
Fossil, Inc. (a)	32,801	876,771
Houston Wire & Cable Co.	12,312	148,852
Pool Corp.	40,800	798,864
ScanSource, Inc. (a)	11,300	286,907
Tech Data Corp. (a)	10,500	403,515
WESCO International, Inc. (a)	15,000	383,400
		3,369,279
Diversified Financial – 3.5%
BGC Partners, Inc. Class A	20,700	99,981
Investment Technology Group, Inc. (a)	4,800	103,536
Knight Capital Group, Inc. Class A (a)	76,155	1,283,212
LaBranche & Co., Inc. (a)	47,440	130,934
MF Global Ltd. (a)	122,713	873,717
Nelnet, Inc. Class A (a)	17,715	248,541
Oppenheimer Holdings, Inc. Class A (d)	600	15,300
optionsXpress Holdings, Inc.	45,900	717,417
Penson Worldwide, Inc. (a)	25,581	249,415
Portfolio Recovery Associates, Inc. (a)	8,797	405,894
Rodman & Renshaw Capital Group, Inc. (a)	4,400	18,832
Stifel Financial Corp. (a)	24,000	1,247,040
Student Loan Corp.	1,200	50,460
Teton Advisors, Inc. Class A	29	293
TradeStation Group, Inc. (a)	30,961	239,019
Waddell & Reed Financial, Inc. Class A	9,800	274,988
World Acceptance Corp. (a)	16,195	406,332
		6,364,911

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electric – 1.7%
Avista Corp.	9,958	$188,804
Calpine Corp. (a)	2,000	22,480
Cia Paranaense de Energia Sponsored ADR (Brazil)	25,890	455,664
Cleco Corp.	16,500	408,375
El Paso Electric Co. (a)	6,300	118,125
Empresa Distribuidora y Comercializadora Norte SA Sponsored ADR (Argentina) (a)	7,400	58,460
Mirant Corp. (a)	22,170	309,936
NorthWestern Corp.	41,100	992,565
Pike Electric Corp. (a)	9,100	114,205
Unitil Corp.	6,900	142,761
Westar Energy, Inc.	18,600	356,190
		3,167,565
Electrical Components & Equipment – 1.3%
Encore Wire Corp.	12,045	249,934
EnerSys (a)	16,826	371,854
Greatbatch, Inc. (a)	28,100	552,727
Harbin Electric, Inc. (a)	23,540	374,992
Hubbell, Inc. Class B	9,500	404,035
Powell Industries, Inc. (a)	10,228	376,186
		2,329,728
Electronics – 1.0%
Benchmark Electronics, Inc. (a)	24,300	408,240
Checkpoint Systems, Inc. (a)	8,330	113,038
China Digital TV Holding Co. Ltd. Sponsored ADR (Cayman Islands)	8,900	60,520
Cogent, Inc. (a)	11,600	111,940
Multi-Fineline Electronix, Inc. (a)	14,440	393,490
Spectrum Control, Inc. (a)	5,000	42,250
Technitrol, Inc.	12,200	95,038
Thomas & Betts Corp. (a)	11,554	395,262
TTM Technologies, Inc. (a)	23,600	240,012
Watts Water Technologies, Inc. Class A	1,800	50,850
		1,910,640
Energy — Alternate Sources – 0.1%
China Integrated Energy, Inc. (a)	7,400	42,550
GT Solar International, Inc. (a)	13,760	72,240
		114,790
Engineering & Construction – 1.1%
Dycom Industries, Inc. (a)	29,300	289,484
Emcor Group, Inc. (a)	17,216	406,642
Michael Baker Corp. (a)	5,785	206,525
Sterling Construction Co., Inc. (a)	6,200	100,006
Tutor Perini Corp. (a)	47,185	832,815
VSE Corp.	2,600	113,854
		1,949,326
Entertainment – 0.9%
Bally Technologies, Inc. (a)	33,000	1,299,870
International Speedway Corp. Class A	2,000	51,020
National CineMedia, Inc.	5,100	81,600
Speedway Motorsports, Inc.	8,400	113,736
Warner Music Group Corp. (a)	20,710	119,290
		1,665,516
Environmental Controls – 1.0%
Darling International, Inc. (a)	52,000	361,400
EnergySolutions, Inc.	66,600	555,444
Waste Connections, Inc. (a)	26,700	839,181
		1,756,025
Foods – 0.9%
American Italian Pasta Co. Class A (a)	6,530	177,420
Cal-Maine Foods, Inc.	5,040	136,836
Fresh Del Monte Produce, Inc. (a)	1,500	32,565
J&J Snack Foods Corp.	1,600	62,672
Lancaster Colony Corp.	1,800	87,444
M&F Worldwide Corp. (a)	3,412	72,607
Nash Finch Co.	2,600	75,348
Overhill Farms, Inc. (a)	8,800	48,048
TreeHouse Foods, Inc. (a)	24,000	897,600
Weis Markets, Inc.	3,940	139,476
		1,730,016
Forest Products & Paper – 0.3%
Buckeye Technologies, Inc. (a)	10,300	92,288
KapStone Paper and Packaging Corp. (a)	13,600	94,384
Rock-Tenn Co. Class A	6,646	291,095
		477,767
Gas – 0.8%
AGL Resources, Inc.	11,640	406,934
Atmos Energy Corp.	14,590	406,332
Chesapeake Utilities Corp.	1,100	34,848
New Jersey Resources Corp.	9,880	347,776
Southwest Gas Corp.	12,100	302,379
		1,498,269
Hand & Machine Tools – 0.6%
K-Tron International, Inc. (a)	579	55,034
Lincoln Electric Holdings, Inc.	4,263	202,237
Regal-Beloit Corp.	16,900	792,272
		1,049,543
Health Care — Products – 3.7%
American Medical Systems Holdings, Inc. (a)	15,920	245,486
Atrion Corp.	1,000	118,410
Bruker Corp. (a)	7,800	84,552
Hill-Rom Holdings, Inc.	24,473	479,426
Invacare Corp.	13,758	308,592
Kensey Nash Corp. (a)	7,385	176,575
Kinetic Concepts, Inc. (a)	9,266	307,539
Masimo Corp. (a)	14,300	379,951
Merit Medical Systems, Inc. (a)	23,100	392,238
Natus Medical, Inc. (a)	25,586	355,390
NuVasive, Inc. (a)	29,500	1,070,555
Orthofix International NV (a)	17,300	553,600
PSS World Medical, Inc. (a)	400	8,088
Steris Corp.	13,000	380,380
SurModics, Inc. (a)	17,253	441,849
Symmetry Medical, Inc. (a)	21,100	168,167

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utah Medical Products, Inc.	500	$14,620
Volcano Corp. (a)	39,900	572,565
Wright Medical Group, Inc. (a)	42,500	690,625
Young Innovations, Inc.	2,100	49,665
		6,798,273
Health Care — Services – 5.7%
Alliance HealthCare Services, Inc. (a)	6,400	34,816
Allied Healthcare International, Inc. (a)	18,800	50,008
Amedisys, Inc. (a)	7,520	299,221
America Service Group, Inc.	8,100	106,272
American Dental Partners, Inc. (a)	3,900	46,371
AmSurg Corp. (a)	21,126	445,125
Centene Corp. (a)	20,735	369,705
Community Health Systems, Inc. (a)	5,157	161,311
Continucare Corp. (a)	18,000	47,160
The Ensign Group, Inc.	3,400	50,252
Genoptix, Inc. (a)	22,300	775,817
Gentiva Health Services, Inc. (a)	16,778	402,672
Health Management Associates, Inc. Class A (a)	253,400	1,545,740
HealthSouth Corp. (a)	17,820	260,350
Healthways, Inc. (a)	23,185	372,815
ICON PLC Sponsored ADR (Ireland) (a)	2,400	59,280
LHC Group, Inc. (a)	12,616	352,113
LifePoint Hospitals, Inc. (a)	13,378	378,999
Lincare Holdings, Inc. (a)	13,213	415,020
Magellan Health Services, Inc. (a)	9,693	311,436
Mednax, Inc. (a)	22,752	1,181,284
Metropolitan Health Networks, Inc. (a)	25,600	52,224
Molina Healthcare, Inc. (a)	15,082	282,335
Nighthawk Radiology Holdings, Inc. (a)	19,200	115,008
NovaMed, Inc. (a)	12,600	50,778
Odyssey Healthcare, Inc. (a)	22,630	315,462
RehabCare Group, Inc. (a)	14,923	279,806
Res-Care, Inc. (a)	9,510	114,405
Sun Healthcare Group, Inc. (a)	101,900	925,252
Triple-S Management Corp. Class B (a)	17,648	294,722
U.S. Physical Therapy, Inc. (a)	7,600	106,704
Universal Health Services, Inc. Class B	2,990	166,393
Virtual Radiologic Corp. (a)	4,100	52,685
		10,421,541
Holding Company — Diversified – 0.0%
Primoris Services Corp.	7,300	53,509
Home Furnishing – 0.2%
Tempur-Pedic International, Inc. (a)	16,665	322,801
Household Products – 0.6%
American Greetings Corp. Class A	2,500	50,850
Blyth, Inc.	6,807	241,172
Central Garden & Pet Co. Class A (a)	28,148	266,280
CSS Industries, Inc.	2,700	54,810
Ennis, Inc.	6,978	105,717
Helen of Troy Ltd. (a)	4,700	107,348
Kid Brands, Inc. (a)	9,500	47,215
Prestige Brands Holdings, Inc. (a)	27,700	187,252
		1,060,644
Housewares – 0.4%
National Presto Industries, Inc.	3,361	292,172
The Toro Co.	10,783	399,186
		691,358
Insurance – 3.8%
Allied World Assurance Holdings Ltd.	6,291	281,585
American Physicians Capital, Inc.	7,262	205,369
American Physicians Service Group, Inc.	2,000	48,140
American Safety Insurance Holdings Ltd. (a)	3,600	53,352
Amerisafe, Inc. (a)	17,563	325,618
Amtrust Financial Services, Inc.	20,662	233,067
Argo Group International Holdings Ltd. (a)	8,100	275,076
Aspen Insurance Holdings Ltd.	14,800	381,840
CNA Surety Corp. (a)	11,670	168,748
Conseco, Inc. (a)	23,300	121,393
EMC Insurance Group, Inc.	500	10,290
Employers Holdings, Inc.	9,400	139,308
Endurance Specialty Holdings Ltd.	10,554	379,838
Enstar Group Ltd. (a)	2,200	134,200
FBL Financial Group, Inc. Class A	3,000	60,450
First Mercury Financial Corp.	11,547	146,647
FPIC Insurance Group, Inc. (a)	4,250	143,778
The Hanover Insurance Group, Inc.	25,000	1,051,750
Harleysville Group, Inc.	2,821	88,382
Horace Mann Educators Corp.	7,800	96,954
Infinity Property & Casualty Corp.	7,504	290,180
Life Partners Holdings, Inc.	11,084	188,317
Meadowbrook Insurance Group, Inc.	8,572	57,690
Mercer Insurance Group, Inc.	3,000	55,740
National Interstate Corp.	2,600	47,086
National Western Life Insurance Co. Class A	300	52,848
Platinum Underwriters Holdings Ltd.	10,500	375,585
PMA Capital Corp. Class A (a)	13,300	63,574
ProAssurance Corp. (a)	7,741	389,218
Safety Insurance Group, Inc.	9,228	308,861
StanCorp Financial Group, Inc.	10,904	400,286
Unitrin, Inc.	2,500	49,000
Universal Insurance Holdings, Inc.	2,000	10,620
Validus Holdings Ltd.	14,058	355,667
		6,990,457

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Internet – 3.6%
Blue Coat Systems, Inc. (a)	63,700	$1,419,236
EarthLink, Inc.	41,567	336,692
eResearch Technology, Inc. (a)	32,642	241,551
Giant Interactive Group, Inc. Sponsored ADR (Cayman Islands)	17,410	127,267
GigaMedia Ltd. (a)	66,210	271,461
i2 Technologies, Inc. (a)	17,240	271,357
j2 Global Communications, Inc. (a)	52,535	1,074,341
NutriSystem, Inc.	13,496	290,434
Perfect World Co. Ltd. Sponsored ADR (Cayman Islands) (a)	6,910	304,109
Perficient, Inc. (a)	6,370	51,852
S1 Corp. (a)	32,160	192,960
Saba Software, Inc. (a)	12,200	52,338
Sohu.com, Inc. (a)	2,800	155,680
SonicWALL, Inc. (a)	22,755	180,675
TIBCO Software, Inc. (a)	87,200	763,000
United Online, Inc.	31,223	249,784
Valueclick, Inc. (a)	32,300	317,832
Web.com Group, Inc. (a)	4,320	30,413
Websense, Inc. (a)	9,900	158,994
		6,489,976
Investment Companies – 0.9%
Apollo Investment Corp.	5,710	51,390
Ares Capital Corp.	10,503	109,651
BlackRock Kelso Capital Corp.	7,300	53,363
Fifth Street Finance Corp.	18,600	182,838
Gladstone Capital Corp.	16,430	134,890
Gladstone Investment Corp.	9,300	46,965
Hercules Technology Growth Capital, Inc.	29,000	272,020
MCG Capital Corp. (a)	26,050	103,940
NGP Capital Resources Co.	7,500	53,700
PennantPark Investment Corp.	16,800	129,864
Prospect Capital Corp.	38,276	380,081
TICC Capital Corp.	300	1,476
Triangle Capital Corp.	3,800	45,562
		1,565,740
Iron & Steel – 0.0%
Mesabi Trust	3,660	36,637
Leisure Time – 0.3%
Ambassadors Group, Inc.	7,620	96,850
Interval Leisure Group, Inc. (a)	6,293	70,230
Polaris Industries, Inc.	7,100	298,697
		465,777
Lodging – 0.4%
Ameristar Casinos, Inc.	54,000	794,880
Machinery — Diversified – 2.1%
Altra Holdings, Inc. (a)	7,949	69,713
Chart Industries, Inc. (a)	18,854	372,744
DXP Enterprises, Inc. (a)	4,157	47,722
Gardner Denver, Inc. (a)	42,066	1,510,590
Graco, Inc.	35,900	988,686
Wabtec Corp.	23,900	878,564
		3,868,019
Manufacturing – 2.1%
A.O. Smith Corp.	900	35,667
American Railcar Industries, Inc.	5,000	50,000
Ameron International Corp.	5,200	306,696
AZZ, Inc. (a)	7,862	269,352
The Brink's Co.	6,430	152,584
Carlisle Cos., Inc.	11,060	343,303
Ceradyne, Inc. (a)	20,270	326,753
Colfax Corp. (a)	24,300	264,384
EnPro Industries, Inc. (a)	21,026	474,767
FreightCar America, Inc.	15,900	374,922
GP Strategies Corp. (a)	7,300	51,392
Harsco Corp.	3,800	119,662
Koppers Holdings, Inc.	8,470	221,236
LSB Industries, Inc. (a)	11,025	136,710
Myers Industries, Inc.	13,735	120,456
Smith & Wesson Holding Corp. (a)	9,400	40,138
Sturm, Ruger & Co., Inc.	30,000	318,600
Tredegar Corp.	17,580	239,615
		3,846,237
Media – 1.2%
Belo Corp. Class A	49,800	234,060
Courier Corp.	800	11,864
CTC Media, Inc. (a)	7,180	115,454
Entercom Communications Corp. Class A (a)	6,300	44,604
FactSet Research Systems, Inc.	13,700	877,485
Gannett Co., Inc.	6,500	63,830
John Wiley & Sons, Inc. Class A	3,100	109,182
Journal Communications, Inc. Class A	12,500	44,500
Lee Enterprises, Inc. (a)	4,600	14,030
The McClatchy Co. Class A	29,900	84,318
Mediacom Communications Corp. (a)	9,300	44,454
Scholastic Corp.	9,600	238,752
Sinclair Broadcast Group, Inc. Class A	34,102	134,362
Value Line, Inc.	1,800	55,368
World Wrestling Entertainment, Inc. Class A	7,700	102,256
		2,174,519
Metal Fabricate & Hardware – 0.3%
Ampco-Pittsburgh Corp.	6,573	176,814
Mueller Industries, Inc.	16,697	395,051
North American Galvanizing & Coating, Inc. (a)	11,680	58,633
		630,498
Mining – 0.9%
Century Aluminum Co. (a)	18,500	160,395
Compass Minerals International, Inc.	18,600	1,159,152
Redcorp Ventures Ltd. (a) (b)	338,800	1,573
Thompson Creek Metals Co., Inc. (a)	29,080	296,034
		1,617,154
Office Furnishings – 0.3%
Herman Miller, Inc.	22,500	347,625
Knoll, Inc.	19,435	190,463
		538,088

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas – 1.3%
CVR Energy, Inc. (a)	25,876	$272,215
Dominion Resources Black Warrior Trust	1,800	29,088
Encore Acquisition Co. (a)	8,365	310,091
Gulfport Energy Corp. (a)	4,000	30,520
Holly Corp.	47,515	1,378,410
Pengrowth Energy Trust	9,200	84,640
Pioneer Drilling Co. (a)	13,800	92,322
PrimeEnergy Corp. (a)	400	12,340
Provident Energy Trust	9,600	59,232
Rowan Companies, Inc.	2,400	55,800
Stone Energy Corp. (a)	3,500	53,655
		2,378,313
Oil & Gas Services – 1.7%
Acergy SA Sponsored ADR (Luxembourg)	30,400	376,352
Basic Energy Services, Inc. (a)	12,800	89,600
Bolt Technology Corp. (a)	5,100	51,867
Cal Dive International, Inc. (a)	27,400	210,432
Complete Production Services, Inc. (a)	4,800	45,744
Dawson Geophysical Co. (a)	4,953	119,615
Geokinetics, Inc. (a)	5,800	93,264
Key Energy Services, Inc. (a)	41,702	304,842
Matrix Service Co. (a)	11,887	105,438
Oil States International, Inc. (a)	14,000	482,160
SEACOR Holdings, Inc. (a)	4,700	381,969
T-3 Energy Services, Inc. (a)	7,681	153,774
TGC Industries, Inc. (a)	11,600	50,460
Tidewater, Inc.	6,750	281,272
Willbros Group, Inc. (a)	22,746	298,882
		3,045,671
Packaging & Containers – 0.7%
AEP Industries, Inc. (a)	4,700	163,936
Bway Holding Co. (a)	9,770	173,613
Packaging Corporation of America	54,400	994,432
		1,331,981
Pharmaceuticals – 2.2%
Align Technology, Inc. (a)	2,900	45,588
China Sky One Medical, Inc. (a)	7,530	89,381
Cornerstone Therapeutics, Inc. (a)	9,400	52,640
Cubist Pharmaceuticals, Inc. (a)	2,500	42,350
Endo Pharmaceuticals Holdings, Inc. (a)	8,418	188,563
Herbalife Ltd.	11,800	397,070
Impax Laboratories, Inc. (a)	11,400	101,232
King Pharmaceuticals, Inc. (a)	21,258	215,344
KV Pharmaceutical Co. Class A (a)	25,600	97,280
Medicis Pharmaceutical Corp. Class A	7,000	148,190
Perrigo Co.	11,600	431,404
PetMed Express, Inc.	3,400	53,346
PharMerica Corp. (a)	20,355	314,078
QLT, Inc. (a)	20,200	70,498
Questcor Pharmaceuticals, Inc. (a)	68,928	312,933
Savient Pharmaceuticals, Inc. (a)	79,900	1,006,740
Sirona Dental Systems, Inc. (a)	2,400	64,584
Valeant Pharmaceuticals International (a)	10,800	317,520
VCA Antech, Inc. (a)	4,504	107,285
		4,056,026
Pipelines – 0.6%
MarkWest Energy Partners, LP	47,300	1,135,673
Real Estate – 0.6%
E-House China Holdings Ltd. Sponsored ADR (Cayman Islands) (a)	11,100	189,921
Forestar Group, Inc. (a)	10,400	153,504
Starwood Property Trust, Inc.	26,000	523,380
W.P. Carey & Co. LLC	5,500	152,350
		1,019,155
Real Estate Investment Trusts (REITS) – 6.3%
Agree Realty Corp.	5,213	121,619
American Capital Agency Corp.	15,330	398,580
Associated Estates Realty Corp.	5,700	51,984
CapitalSource, Inc.	81,660	290,710
CBL & Associates Properties, Inc.	6,000	48,960
Chimera Investment Corp.	211,000	736,390
Corporate Office Properties Trust	9,091	301,730
DiamondRock Hospitality Co. (a)	16,500	125,565
Digital Realty Trust, Inc.	29,100	1,313,283
Equity Lifestyle Properties, Inc.	1,400	65,030
Getty Realty Corp.	12,130	297,306
Hatteras Financial Corp.	32,600	916,060
Home Properties, Inc.	10,437	408,922
Hospitality Properties Trust	5,300	102,343
HRPT Properties Trust	8,000	56,240
LaSalle Hotel Properties	3,000	51,480
Liberty Property Trust	1,600	46,992
LTC Properties, Inc.	18,900	448,875
Mack-Cali Realty Corp.	3,300	102,135
Mid-America Apartment Communities, Inc.	33,942	1,487,339
Monmouth Real Estate Investment Corp. Class A	7,700	52,283
National Health Investors, Inc.	7,757	232,710
National Retail Properties, Inc.	18,058	349,964
Nationwide Health Properties, Inc.	1,700	54,825
PS Business Parks, Inc.	6,820	333,975
Realty Income Corp.	8,694	201,527
Senior Housing Properties Trust	16,592	319,894
Tanger Factory Outlet Centers, Inc.	37,045	1,410,303
Taubman Centers, Inc.	24,200	738,342
Universal Health Realty Income Trust	3,300	104,775
Walter Investment Management Corp.	21,900	285,138
		11,455,279
Retail – 8.9%
Aeropostale, Inc. (a)	10,250	384,682
AFC Enterprises (a)	7,900	63,437

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Asbury Automotive Group, Inc. (a)	27,593	$268,756
Barnes & Noble, Inc.	16,800	279,048
Big 5 Sporting Goods Corp.	2,557	37,716
Big Lots, Inc. (a)	15,703	393,360
Books-A-Million, Inc.	5,500	47,630
Borders Group, Inc. (a)	11,380	22,077
Cabela's, Inc. (a)	21,826	274,353
Carrols Restaurant Group, Inc. (a)	7,400	48,026
Cash America International, Inc.	13,900	420,614
The Cato Corp. Class A	20,391	401,907
CEC Entertainment, Inc. (a)	12,028	351,338
The Cheesecake Factory, Inc. (a)	5,700	103,626
The Children's Place Retail Store, Inc. (a)	26,700	839,715
Chipotle Mexican Grill, Inc. Class B (a)	10,700	855,037
Destination Maternity Corp. (a)	3,000	60,150
Dress Barn, Inc. (a)	23,690	427,604
DSW Inc. Class A (a)	23,300	447,360
Ezcorp, Inc. (a)	23,010	298,440
The Finish Line, Inc. Class A	21,000	212,940
First Cash Financial Services, Inc. (a)	15,493	266,170
Group 1 Automotive, Inc.	3,400	86,428
The Gymboree Corp. (a)	8,709	370,742
HSN, Inc. (a)	8,114	121,223
Inergy LP	22,400	693,728
Insight Enterprises, Inc. (a)	21,101	221,983
Jack in the Box, Inc. (a)	57,026	1,069,808
Jo-Ann Stores, Inc. (a)	2,000	53,240
Jos. A. Bank Clothiers, Inc. (a)	3,900	159,822
Kirkland's, Inc. (a)	28,350	356,643
Lithia Motors, Inc. Class A (a)	9,100	75,894
Men's Wearhouse, Inc.	17,019	394,330
MSC Industrial Direct Co., Inc. Class A	700	30,135
Nu Skin Enterprises, Inc. Class A	15,883	361,497
P.F. Chang's China Bistro, Inc. (a)	11,100	324,009
The Pantry, Inc. (a)	17,499	246,911
Papa John's International, Inc. (a)	14,047	316,057
PC Connection, Inc. (a)	1,900	11,172
PC Mall, Inc. (a)	7,900	56,011
Phillips-Van Heusen Corp.	28,500	1,144,275
RadioShack Corp.	23,710	400,462
Saks, Inc. (a)	101,900	571,659
School Specialty, Inc. (a)	19,300	429,425
Signet Jewelers Ltd. (a)	6,180	155,798
Sport Supply Group, Inc.	5,500	56,760
Stage Stores, Inc.	28,590	337,362
Tractor Supply Co. (a)	30,669	1,370,904
World Fuel Services Corp.	7,400	376,290
		16,296,554
Savings & Loans – 0.5%
First Defiance Financial Corp.	6,800	98,056
First Niagara Financial Group, Inc.	36,800	472,512
NASB Financial, Inc.	900	22,140
OceanFirst Financial Corp.	13,200	125,400
United Financial Bancorp, Inc.	8,813	113,247
		831,355
Semiconductors – 2.5%
Amkor Technology, Inc. (a)	7,900	43,529
Cypress Semiconductor Corp. (a)	2,600	21,918
Himax Technologies, Inc. Sponsored ADR (Cayman Islands)	46,410	122,522
Kopin Corp. (a)	23,500	104,340
Mellanox Technologies Ltd. (a)	4,530	79,049
Micrel, Inc.	32,233	240,781
Netlogic Microsystems, Inc. (a)	19,700	748,797
QLogic Corp. (a)	24,200	424,468
Semtech Corp. (a)	62,419	965,622
Sigma Designs, Inc. (a)	12,950	155,529
Silicon Motion Technology Corp. Sponsored ADR (Cayman Islands) (a)	8,640	30,067
Skyworks Solutions, Inc. (a)	66,600	694,638
Tessera Technologies, Inc. (a)	12,335	272,727
Varian Semiconductor Equipment Associates, Inc. (a)	18,885	536,145
Volterra Semiconductor Corp. (a)	4,200	58,170
		4,498,302
Software – 4.5%
Actuate Corp. (a)	28,900	144,789
Acxiom Corp. (a)	42,600	489,048
American Reprographics Co. (a)	31,994	191,964
Blackboard, Inc. (a)	21,500	762,605
Broadridge Financial Solutions, Inc.	20,301	422,464
Changyou.com Ltd. Sponsored ADR (Cayman Islands) (a)	1,600	48,208
Compuware Corp. (a)	40,558	286,339
Concur Technologies, Inc. (a)	10,900	388,476
CSG Systems International, Inc. (a)	18,337	299,627
DivX, Inc. (a)	4,710	22,655
Double-Take Software, Inc. (a)	7,370	68,320
Fair Isaac Corp.	20,485	416,460
Informatica Corp. (a)	18,900	401,247
Ituran Location and Control Ltd.	300	3,708
JDA Software Group, Inc. (a)	15,430	306,131
MedAssets, Inc. (a)	29,600	649,424
MicroStrategy, Inc. Class A (a)	4,924	429,718
Monotype Imaging Holdings, Inc. (a)	6,800	51,136
MSCI, Inc. Class A (a)	40,600	1,234,240
Novell, Inc. (a)	6,900	28,221
Open Text Corp. (a)	1,038	38,448
OpenTV Corp. Class A (a)	16,530	25,456

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Patni Computer Systems Ltd. Sponsored ADR (India)	10,700	$205,975
Pervasive Software, Inc. (a)	9,900	48,510
Quest Software, Inc. (a)	21,900	367,263
Satyam Computer Services Ltd. Sponsored ADR (India) (a)	41,900	221,651
SkillSoft PLC Sponsored ADR (Ireland) (a)	16,130	154,525
Sybase, Inc. (a)	3,100	122,636
SYNNEX Corp. (a)	12,743	327,877
		8,157,121
Telecommunications – 4.3%
3Com Corp. (a)	85,400	438,956
ADTRAN, Inc.	14,800	340,992
Arris Group, Inc. (a)	104,400	1,071,144
Atheros Communications, Inc. (a)	24,900	613,038
Atlantic Tele-Network, Inc.	1,200	55,008
Black Box Corp.	7,320	194,053
Cincinnati Bell, Inc. (a)	126,811	390,578
Comtech Telecommunications (a)	30,100	966,812
HickoryTech Corp.	5,400	48,654
InterDigital, Inc. (a)	2,300	47,288
Netgear, Inc. (a)	3,372	61,472
NeuStar, Inc. Class A (a)	56,252	1,299,421
Nortel Inversora SA Series B Sponsored ADR (Argentina) (a)	3,600	50,256
Oplink Communications, Inc. (a)	4,526	67,121
Plantronics, Inc.	16,840	406,012
Polycom, Inc. (a)	29,400	631,218
Sierra Wireless, Inc. (a)	20,920	188,489
Starent Networks Corp. (a)	22,346	753,954
USA Mobility, Inc.	20,534	223,821
		7,848,287
Textiles – 0.2%
G&K Services, Inc. Class A	6,790	150,399
UniFirst Corp.	4,300	180,901
		331,300
Transportation – 2.1%
American Commercial Lines, Inc. (a)	7,812	167,567
Atlas Air Worldwide Holdings, Inc. (a)	4,000	105,160
Diana Shipping, Inc.	12,900	166,668
Gulfmark Offshore, Inc. (a)	11,283	312,201
Hub Group, Inc. Class A (a)	50,300	1,250,458
International Shipholding Corp.	4,310	142,877
Kirby Corp. (a)	6,700	226,460
Old Dominion Freight Line, Inc. (a)	46,400	1,205,936
Safe Bulkers, Inc.	19,920	138,643
Ship Finance International Ltd.	4,100	46,617
Teekay Tankers Ltd. Class A	17,000	137,700
		3,900,287
Trucking & Leasing – 0.0%
Aircastle Ltd.	6,310	49,975
Genesis Lease Ltd. ADR (Ireland)	2,200	18,260
		68,235
Water – 0.4%
Aqua America, Inc.	43,500	672,075
Cascal NV	300	1,626
		673,701
TOTAL COMMON STOCK (Cost $173,027,525)		179,784,581
TOTAL EQUITIES (Cost $173,027,525)		179,784,581
MUTUAL FUNDS – 0.5%
Diversified Financial – 0.5%
ASA Ltd.	220	16,034
iShares Russell 2000 Index Fund	16,800	946,680
TOTAL MUTUAL FUNDS (Cost $980,092)		962,714
RIGHTS – 0.0%
Pharmaceuticals – 0.0%
Indevus Pharmaceuticals, Inc., Strike 3.00 (a) (b)	600	6
TOTAL RIGHTS (Cost $0)		6
TOTAL LONG-TERM INVESTMENTS (Cost $174,007,617)		180,747,301
	Principal Amount
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreement – 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (c)	$2,054,857	2,054,857
TOTAL SHORT-TERM INVESTMENTS (Cost $2,054,857)		2,054,857
TOTAL INVESTMENTS – 100.1% (Cost $176,062,474) (e)		182,802,158
Other Assets/ (Liabilities) – (0.1)%		(266,530)
NET ASSETS – 100.0%		$182,535,628

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $2,054,859. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/25/24, and an aggregate market value, including accrued interest, of $2,099,891.
(d)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 99.2%
COMMON STOCK – 98.5%
Aerospace & Defense – 3.5%
The Boeing Co.	34,500	$1,649,100
Empresa Brasileira de Aeronautica SA ADR (Brazil) (a)	137,100	2,776,275
European Aeronautic Defence and Space Co.	218,780	4,109,962
Lockheed Martin Corp.	27,900	1,919,241
Raytheon Co.	66,900	3,029,232
		13,483,810
Apparel – 1.1%
Burberry Group PLC	122,940	1,087,553
Tod's SpA	44,400	3,071,508
		4,159,061
Auto Manufacturers – 0.5%
Bayerische Motoren Werke AG	41,124	2,014,563
Banks – 3.5%
HDFC Bank Ltd.	21,000	714,837
HSBC Holdings PLC	576,009	6,309,831
Societe Generale	48,763	3,247,221
Sumitomo Mitsui Financial Group, Inc.	99,800	3,408,929
		13,680,818
Beverages – 3.8%
Cia de Bebidas das Americas ADR (Brazil)	50,900	4,585,072
Diageo PLC	150,104	2,457,022
Fomento Economico Mexicano SAB de CV	1,201,400	5,114,128
Grupo Modelo SAB de CV Class C (a)	590,300	2,746,124
		14,902,346
Biotechnology – 0.7%
Basilea Pharmaceutica (a)	4,586	379,337
InterMune, Inc. (a)	51,900	626,952
NicOx SA (a)	33,780	371,591
Regeneron Pharmaceuticals, Inc. (a)	32,700	513,390
Seattle Genetics, Inc. (a)	113,700	1,032,396
		2,923,666
Chemicals – 0.2%
Linde AG	9,222	966,892
Commercial Services – 2.1%
Automatic Data Processing, Inc.	130,100	5,177,980
Secom Co. Ltd.	61,100	2,841,620
		8,019,600
Cosmetics & Personal Care – 1.4%
Colgate-Palmolive Co.	67,500	5,307,525
Diversified Financial – 4.5%
Credit Suisse Group	177,261	9,483,498
SLM Corp. (a)	437,000	4,238,900
UBS AG (a)	231,453	3,882,236
		17,604,634
Electric – 0.9%
Fortum Oyj	142,900	3,390,106
Electrical Components & Equipment – 0.9%
Emerson Electric Co.	72,800	2,748,200
Prysmian SpA	42,100	741,265
		3,489,465
Electronics – 5.4%
Fanuc Ltd.	19,700	1,645,477
Hoya Corp.	156,400	3,406,151
Keyence Corp.	14,420	2,845,178
Koninklijke Philips Electronics NV	176,900	4,458,539
Kyocera Corp.	24,700	2,055,607
Murata Manufacturing Co. Ltd.	88,210	4,323,249
Nidec Corp.	26,300	2,230,769
		20,964,970
Entertainment – 0.5%
Aristocrat Leisure Ltd.	76,883	305,356
International Game Technology	29,400	524,496
Lottomatica SpA	24,500	523,467
Shuffle Master, Inc. (a)	95,400	745,074
		2,098,393
Foods – 4.0%
Cadbury Schweppes PLC	327,839	4,147,432
Nestle SA	57,753	2,688,974
Tesco PLC	709,158	4,752,872
Unilever PLC	126,887	3,814,414
		15,403,692
Health Care — Services – 2.0%
Aetna, Inc.	154,400	4,019,032
WellPoint, Inc. (a)	84,300	3,941,868
		7,960,900
Holding Company — Diversified – 2.1%
LVMH Moet Hennessy Louis Vuitton SA	79,810	8,301,064
Home Furnishing – 1.6%
Sony Corp.	207,400	6,061,404
Household Products – 1.0%
Reckitt Benckiser Group PLC	79,796	3,984,637
Insurance – 5.0%
AFLAC, Inc.	105,600	4,381,344
Allianz SE	46,533	5,346,800
Fidelity National Financial, Inc. Class A	144,200	1,956,794
Prudential PLC	437,732	3,988,946
XL Capital Ltd. Class A	231,000	3,790,710
		19,464,594
Internet – 2.1%
eBay, Inc. (a)	360,300	8,023,881
Investment Companies – 1.1%
Investor AB Class B	239,748	4,315,117
Leisure Time – 1.4%
Carnival Corp.	186,200	5,422,144
Manufacturing – 3.9%
3M Co.	73,700	5,422,109
Siemens AG	108,297	9,783,794
		15,205,903
Media – 3.4%
Grupo Televisa SA Sponsored ADR (Mexico)	243,100	4,706,416
Sirius Satellite Radio, Inc. (a)	2,008,776	1,177,143
The Walt Disney Co.	204,900	5,608,113
Wire And Wireless India Ltd. (a) (b)	382,427	53,335

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zee Entertainment Enterprises Ltd.	340,202	$1,675,288
		13,220,295
Metal Fabricate & Hardware – 1.6%
Assa Abloy AB, Series B	352,900	6,315,180
Oil & Gas – 2.2%
Husky Energy, Inc.	106,600	2,820,368
Total SA	95,970	5,729,456
		8,549,824
Oil & Gas Services – 2.6%
Technip SA	81,470	5,143,529
Transocean Ltd. (a)	58,272	4,889,604
		10,033,133
Pharmaceuticals – 3.7%
Bayer AG	22,460	1,559,707
Roche Holding AG	46,592	7,477,082
Sanofi-Aventis	53,640	3,930,824
Schering-Plough Corp.	11,800	332,760
Theravance, Inc. (a)	86,900	1,213,993
		14,514,366
Retail – 6.4%
Bulgari SpA	297,900	2,440,725
Inditex SA	84,700	4,984,645
McDonald's Corp.	97,800	5,732,058
Seven & I Holdings Co. Ltd.	65,911	1,436,935
Tiffany & Co.	132,400	5,201,996
Wal-Mart Stores, Inc.	106,200	5,276,016
		25,072,375
Semiconductors – 4.1%
Altera Corp.	200,900	3,975,811
Linear Technology Corp.	57,000	1,475,160
Maxim Integrated Products, Inc.	203,500	3,392,345
MediaTek, Inc.	243,226	3,443,358
Taiwan Semiconductor Manufacturing Co. Ltd.	2,010,505	3,656,771
		15,943,445
Software – 8.5%
Adobe Systems, Inc. (a)	147,800	4,868,532
Infosys Technologies Ltd.	145,397	6,773,072
Intuit, Inc. (a)	229,300	6,665,751
Microsoft Corp.	292,400	8,108,252
SAP AG	146,705	6,646,611
		33,062,218
Telecommunications – 10.8%
Corning, Inc.	257,400	3,760,614
Juniper Networks, Inc. (a)	315,900	8,058,609
KDDI Corp.	861	4,549,533
Tandberg ASA	100,500	2,704,526
Telefonaktiebolaget LM Ericsson Class B	1,659,592	17,792,511
Turkcell Iletisim Hizmetleri AS Sponsored ADR (Turkey)	97,300	1,598,639
Vodafone Group PLC	1,658,128	3,684,464
		42,148,896
Toys, Games & Hobbies – 0.6%
Nintendo Co. Ltd.	9,200	2,332,920
Transportation – 1.0%
TNT NV	142,412	3,782,873
Venture Capital – 0.4%
3i Group PLC	391,831	1,696,529
TOTAL COMMON STOCK (Cost $393,254,982)		383,821,239
PREFERRED STOCK – 0.7%
Auto Manufacturers – 0.7%
Bayerische Motoren Werke AG	83,265	2,754,572
TOTAL PREFERRED STOCK (Cost $2,607,452)		2,754,572
TOTAL EQUITIES (Cost $395,862,434)		386,575,811
	Principal Amount
BONDS & NOTES – 0.1%
CORPORATE DEBT – 0.1%
Pharmaceuticals – 0.1%
Theravance, Inc. 3.000% 1/15/15	$518,000	434,472
TOTAL CORPORATE DEBT (Cost $518,000)		434,472
TOTAL BONDS & NOTES (Cost $518,000)		434,472
	Number of Shares
MUTUAL FUNDS – 1.0%
Diversified Financial – 1.0%
Oppenheimer Institutional Money Market Fund Class E (c)	3,814,131	3,814,131
TOTAL MUTUAL FUNDS (Cost $3,814,131)		3,814,131
TOTAL LONG-TERM INVESTMENTS (Cost $400,194,565)		390,824,414
TOTAL INVESTMENTS – 100.3% (Cost $400,194,565) (d)		390,824,414
Other Assets/ (Liabilities) – (0.3)%		(1,017,558)
NET ASSETS – 100.0%		$389,806,856

Notes to Portfolio of Investments
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 96.2%
COMMON STOCK – 95.2%
Aerospace & Defense – 1.0%
Empresa Brasileira de Aeronautica SA (a)	907,819	$4,650,547
European Aeronautic Defence and Space Co.	137,830	2,589,250
		7,239,797
Apparel – 1.6%
Burberry Group PLC	810,822	7,172,702
Geox SpA	534,500	4,099,321
		11,272,023
Auto Manufacturers – 1.9%
Bayerische Motoren Werke AG	38,764	1,898,953
Honda Motor Co. Ltd.	195,426	6,013,487
Toyota Motor Corp.	133,000	5,233,471
		13,145,911
Banks – 1.5%
Deutsche Bank AG	108,410	7,870,484
ICICI Bank Ltd. Sponsored ADR (India)	86,875	2,732,219
		10,602,703
Beverages – 2.3%
C&C Group PLC	1,011,265	3,737,875
C&C Group PLC	655,100	2,434,601
Heineken NV	69,500	3,085,260
Pernod-Ricard SA	81,133	6,789,066
		16,046,802
Biotechnology – 1.6%
CSL Ltd.	304,400	8,590,191
Marshall Edwards, Inc. (Acquired 1/02/03–7/28/08, Cost $7,366,207) (a) (b)	2,091,980	1,422,546
NicOx SA (a)	98,679	1,085,501
		11,098,238
Building Materials – 0.9%
James Hardie Industries NV (a)	373,500	2,376,844
Sika AG	2,638	3,577,967
		5,954,811
Chemicals – 0.5%
Filtrona PLC	1,295,246	3,541,201
Commercial Services – 8.0%
Aggreko PLC	590,440	7,383,498
BTG PLC (a)	829,531	2,601,066
Bunzl PLC	904,993	9,895,998
Capita Group PLC	1,288,958	16,198,292
De La Rue PLC	217,350	3,268,602
Dignity PLC	227,480	2,183,372
Experian Group Ltd.	704,889	6,485,847
Prosegur Cia de Seguridad SA	180,129	7,600,502
		55,617,177
Computers – 0.0%
Logitech International SA (a)	18,858	322,674
Cosmetics & Personal Care – 0.3%
L'Oreal	23,870	2,439,020
Distribution & Wholesale – 0.2%
Wolseley PLC (a)	75,925	1,541,603
Diversified Financial – 6.3%
BinckBank N.V.	367,153	7,284,851
Collins Stewart PLC	3,056,705	4,014,674
Credit Suisse Group	162,708	8,704,910
Housing Development Finance Corp.	32,500	1,805,614
ICAP PLC	1,178,395	7,880,982
Paragon Group of Cos. PLC	1,401,804	3,346,607
Swissquote Group Holding SA	53,477	2,755,887
Tullett Prebon PLC	1,392,471	8,290,283
		44,083,808
Electric – 0.3%
Fortum Oyj	84,500	2,004,646
Electronics – 6.2%
Art Advanced Research Technologies, Inc. (Acquired 11/21/07, Cost $447,711) (a) (b) (c) (d) (e)	2,757,900	76,807
Art Advanced Research Technologies, Inc. (a) (c)	3,163,727	88,110
Hoya Corp.	289,500	6,304,863
Ibiden Co. Ltd.	91,694	3,240,972
Keyence Corp.	38,009	7,499,472
Koninklijke Philips Electronics NV	139,500	3,515,920
Nidec Corp.	178,900	15,174,321
Nippon Electric Glass Co. Ltd.	147,000	1,593,385
Omron Corp.	123,421	2,078,302
Phoenix Mecano	8,811	3,330,004
		42,902,156
Energy — Alternate Sources – 0.6%
Ceres Power Holdings PLC (a)	1,483,621	4,292,613
Engineering & Construction – 3.7%
ABB Ltd. (a)	647,998	12,091,058
Boskalis Westminster	107,405	3,774,116
Leighton Holdings Ltd.	91,142	2,886,572
Trevi Finanziaria SpA	277,900	4,755,157
Vinci SA	38,615	2,020,636
		25,527,539
Entertainment – 0.4%
William Hill PLC	1,123,052	3,102,269
Foods – 4.0%
Aryzta AG (a)	103,552	4,075,238
Barry Callebaut AG (a)	14,419	8,062,767
Nestle SA	87,773	4,086,702
Unilever PLC	256,980	7,725,206
Woolworths Ltd.	159,602	4,097,929
		28,047,842
Health Care — Products – 7.6%
Cie Generale d'Optique Essilor International SA	87,910	4,940,598
DiaSorin SpA	244,000	8,947,557
Luxottica Group SpA (a)	164,300	3,998,169
Nobel Biocare Holding AG	47,085	1,338,003
Ortivus AB Class A (a) (c)	114,300	81,030
Ortivus AB Class B (a) (c)	859,965	635,734
Smith & Nephew PLC	389,608	3,461,884
Sonova Holding AG	48,672	5,016,473
Straumann Holding AG	21,211	5,125,406
Synthes, Inc.	82,932	9,857,434
Terumo Corp.	98,300	5,108,201
William Demant Holding (a)	59,200	4,221,665
		52,732,154

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care — Services – 1.8%
Sonic Healthcare Ltd.	1,037,567	$12,896,502
Holding Company — Diversified – 0.7%
LVMH Moet Hennessy Louis Vuitton SA	45,750	4,758,472
Home Furnishing – 0.6%
SEB SA	69,099	3,856,294
Household Products – 0.6%
Reckitt Benckiser Group PLC	84,697	4,229,370
Insurance – 3.1%
Allianz SE	15,977	1,835,812
AMP Ltd.	483,647	2,535,982
Prudential PLC	751,762	6,850,626
QBE Insurance Group Ltd.	529,178	10,691,649
		21,914,069
Internet – 1.6%
United Internet AG (a)	264,202	3,452,867
Yahoo! Japan Corp.	24,404	7,419,914
		10,872,781
Investment Companies – 0.1%
Reinet Investments SCA (a)	30,316	468,299
Leisure Time – 0.6%
Carnival Corp.	145,500	4,236,960
Machinery — Construction & Mining – 1.4%
Outotec OYJ	68,000	2,153,868
Rio Tinto PLC	165,186	7,322,164
		9,476,032
Machinery — Diversified – 1.6%
Alstom	131,830	9,150,831
Demag Cranes AG	57,886	2,010,927
		11,161,758
Manufacturing – 2.2%
Aalberts Industries NV	758,056	9,514,358
Siemens AG	63,155	5,705,564
		15,219,922
Media – 1.7%
British Sky Broadcasting Group PLC	149,750	1,311,171
Grupo Televisa SA Sponsored ADR (Mexico)	165,000	3,194,400
Vivendi SA	138,970	3,859,143
Zee Entertainment Enterprises Ltd.	664,516	3,272,336
		11,637,050
Mining – 2.6%
Impala Platinum Holdings Ltd.	367,700	8,010,609
Vale SA Sponsored ADR (Brazil)	445,700	10,295,670
		18,306,279
Office Equipment/Supplies – 0.9%
Canon, Inc.	172,200	6,425,900
Oil & Gas – 3.0%
BG Group PLC	539,390	9,338,896
BP PLC Sponsored ADR (United Kingdom)	94,500	5,350,590
Total SA	106,390	6,351,535
		21,041,021
Oil & Gas Services – 1.7%
Maire Tecnimont SpA	925,300	3,827,810
Saipem SpA	77,900	2,313,186
Technip SA	86,520	5,462,356
		11,603,352
Pharmaceuticals – 4.7%
Astellas Pharma, Inc.	41,470	1,509,791
GlaxoSmithKline PLC	58,803	1,212,834
Grifols SA	291,000	4,715,151
NeuroSearch AS (a)	170,309	2,808,297
Novogen Ltd. (a)	3,071,190	1,672,681
Roche Holding AG	62,371	10,009,295
Sanofi-Aventis	59,893	4,389,053
Santhera Pharmaceuticals AG (a)	27,735	780,404
Shionogi & Co. Ltd.	137,000	2,940,639
Takeda Pharmaceutical Co. Ltd.	61,800	2,471,337
		32,509,482
Real Estate – 0.7%
Solidere GDR (Lebanon) (d)	172,785	4,552,885
Retail – 3.4%
Compagnie Financiere Richemont AG Class A	120,221	3,371,329
Enterprise Inns PLC	772,880	1,506,902
Hennes & Mauritz AB Class B	49,200	2,838,606
Inditex SA	153,000	9,004,141
PPR SA	18,210	1,991,676
Swatch Group AG	20,370	4,756,480
		23,469,134
Software – 6.5%
Autonomy Corp. PLC (a)	770,336	17,005,209
Compugroup Holding AG (a)	190,199	2,354,904
Infosys Technologies Ltd.	246,738	11,493,871
Proteome Systems Ltd.	23,286,600	411,135
Sage Group PLC	688,540	2,417,835
SAP AG	108,173	4,900,882
Square Enix Holdings Co. Ltd.	51,200	1,273,540
Temenos Group AG (a)	247,527	5,651,661
		45,509,037
Telecommunications – 4.9%
BT Group PLC	1,872,968	4,015,980
KDDI Corp.	637	3,365,915
Tandberg ASA	382,100	10,282,580
Telefonaktiebolaget LM Ericsson Class B	1,288,660	13,815,744
Vodafone Group PLC	1,289,495	2,865,338
		34,345,557
Toys, Games & Hobbies – 0.9%
Nintendo Co. Ltd.	25,000	6,339,456
Transportation – 0.5%
Toll Holdings Ltd.	238,907	1,811,189
Tsakos Energy Navigation Ltd.	123,588	1,918,086
		3,729,275
Venture Capital – 0.5%
3i Group PLC	798,243	3,456,191
TOTAL COMMON STOCK (Cost $609,091,047)		663,530,065
CONVERTIBLE PREFERRED STOCK – 1.0%
Electronics – 0.0%
Art Advanced Research Technologies, Inc., Series 1 (a) (c) (e)	2,653,076	73,888
Art Advanced Research Technologies, Inc., Series 2 (a) (c) (e)	836,671	23,301
		97,189

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance – 1.0%
Ceres, Inc., Series C (Acquired 1/06/99–3/09/06, Cost $3,659,400) (b) (e)	900,000	$5,850,000
Ceres, Inc., Series C-1 (Acquired 7/31/01–2/05/07, Cost $384,192) (b) (e)	96,820	629,330
Ceres, Inc., Series D (Acquired 1/06/99, Cost $118,800) (b) (e)	29,700	193,050
		6,672,380
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $7,468,308)		6,769,569
TOTAL EQUITIES (Cost $616,559,355)		670,299,634
WARRANTS – 0.0%
Biotechnology – 0.0%
Marshall Edwards, Inc. Warrants, Expires 7/10/10, Strike 4.35 (Acquired 7/07/06, Cost $0) (a) (b) (e)	97,405	17,846
Tyrian Diagnostics Ltd. Warrants, Expires 10/12/31, Strike 0.03 (a) (e)	2,910,825	-
		17,846
TOTAL WARRANTS (Cost $0)		17,846
MUTUAL FUNDS – 3.9%
Diversified Financial – 3.9%
Oppenheimer Institutional Money Market Fund Class E (c)	26,895,734	26,895,734
TOTAL MUTUAL FUNDS (Cost $26,895,734)		26,895,734
RIGHTS – 0.0%
Computers – 0.0%
NeuroSearch A/S Expires 11/09/09, Strike 60 DKK (a)	131,793	86,223
TOTAL RIGHTS (Cost $310,398)		86,223
TOTAL LONG-TERM INVESTMENTS (Cost $643,765,487)		697,299,437
TOTAL INVESTMENTS – 100.1% (Cost $643,765,487) (f)		697,299,437
Other Assets/ (Liabilities) – (0.1)%		(449,897)
NET ASSETS – 100.0%		$696,849,540

Notes to Portfolio of Investments
ADR	American Depositary Receipt
DKK	Danish Krone
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Restricted security. (Note 2).
(c)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, these securities amounted to a value of $4,629,692 or 0.66% of net assets.
(e)	This security is valued in good faith under procedures established by the Board of Trustees.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 97.5%
COMMON STOCK – 95.3%
Aerospace & Defense – 3.7%
BAE Systems PLC	362,551	$1,873,773
Rolls-Royce Group PLC (a)	282,261	2,093,382
Rolls-Royce Group PLC, Class C (a) (b)	16,935,660	27,916
		3,995,071
Agriculture – 2.1%
Imperial Tobacco Group PLC	76,810	2,273,405
Banks – 4.9%
BOC Hong Kong Holdings Ltd.	762,500	1,751,605
DBS Group Holdings Ltd.	234,000	2,139,870
Julius Baer Group Ltd.	36,849	1,389,415
		5,280,890
Chemicals – 7.5%
K&S AG	35,506	1,939,038
Lonza Group AG Registered	20,860	1,627,908
Syngenta AG	8,657	2,052,511
Yara International ASA	73,654	2,461,924
		8,081,381
Commercial Services – 5.4%
Capita Group PLC	140,930	1,771,063
De La Rue PLC	138,857	2,088,191
Secom Co. Ltd.	41,700	1,939,370
		5,798,624
Cosmetics & Personal Care – 2.1%
Unicharm Corp.	24,200	2,305,597
Diversified Financial – 5.0%
Deutsche Boerse AG	13,719	1,115,498
Nomura Holdings, Inc.	302,800	2,107,077
UBS AG (a)	128,700	2,158,727
		5,381,302
Electronics – 2.0%
Nidec Corp.	25,700	2,179,877
Foods – 1.9%
Tesco PLC	297,960	1,996,968
Holding Company — Diversified – 1.4%
TUI Travel PLC	388,765	1,491,601
Household Products – 2.0%
Reckitt Benckiser Group PLC	44,299	2,212,083
Insurance – 10.0%
Admiral Group PLC	104,314	1,761,191
Muenchener Rueckversicherungs AG	15,717	2,499,238
Prudential PLC	235,764	2,148,460
SCOR SE	80,034	2,044,334
Zurich Financial Services AG	10,391	2,382,657
		10,835,880
Iron & Steel – 1.6%
Hitachi Metals Ltd.	185,000	1,745,719
Media – 2.0%
Jupiter Telecommunications Co. Ltd.	2,324	2,122,980
Mining – 7.5%
Centamin Egypt Ltd. (a)	1,505,624	3,003,805
Lihir Gold Ltd. (a)	891,637	2,439,347
Petropavlovsk PLC (a)	151,914	2,627,023
		8,070,175
Oil & Gas – 12.8%
BG Group PLC	117,872	2,040,813
BP PLC	236,379	2,235,789
Dana Petroleum PLC (a)	77,037	1,621,442
ENI SpA	81,628	2,029,028
Oil Search Ltd.	388,771	1,994,073
Total SA	33,982	2,028,742
Tullow Oil PLC	98,281	1,914,107
		13,863,994
Pharmaceuticals – 7.7%
Actelion Ltd. (a)	37,209	2,054,304
Bayer AG	31,264	2,171,091
Grifols SA	114,788	1,859,941
Shire Ltd.	126,853	2,253,415
		8,338,751
Real Estate – 1.8%
Sun Hung Kai Properties Ltd.	127,000	1,919,645
Retail – 1.2%
Seven & I Holdings Co. Ltd.	59,500	1,297,168
Software – 1.7%
Autonomy Corp. PLC (a)	82,109	1,812,561
Telecommunications – 8.0%
BT Group PLC	995,773	2,135,116
Koninklijke KPN NV	122,375	2,224,373
NTT DoCoMo, Inc.	1,369	1,983,128
Telefonica SA	83,352	2,332,522
		8,675,139
Transportation – 0.6%
Tokyu Corp.	155,000	673,454
Water – 2.4%
Suez Environnement SA	115,367	2,573,784
TOTAL COMMON STOCK (Cost $88,667,437)		102,926,049
PREFERRED STOCK – 2.2%
Health Care — Products – 2.2%
Fresenius SE	40,444	2,353,748
TOTAL PREFERRED STOCK (Cost $2,401,473)		2,353,748
TOTAL EQUITIES (Cost $91,068,910)		105,279,797
TOTAL LONG-TERM INVESTMENTS (Cost $91,068,910)		105,279,797
	Principal Amount
SHORT-TERM INVESTMENTS – 3.0%
Repurchase Agreement – 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (c)	$3,292,465	3,292,465
TOTAL SHORT-TERM INVESTMENTS (Cost $3,292,465)		3,292,465

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

Value
TOTAL INVESTMENTS – 100.5% (Cost $94,361,375) (d)	$108,572,262
Other Assets/ (Liabilities) – (0.5)%	(563,892)
NET ASSETS – 100.0%	$108,008,370

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $3,292,468. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $3,360,725.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

October 31, 2009

	Number of Shares	Value
EQUITIES – 97.2%
COMMON STOCK – 95.1%
Apparel – 2.0%
Far Eastern Textile Co.	1,004,700	$1,188,116
XTEP International Holdings	1,338,500	636,962
		1,825,078
Automotive & Parts – 2.2%
Hero Honda Motors Ltd.	30,082	987,014
Hyundai Mobis	7,378	963,194
		1,950,208
Banks – 20.0%
Bank Mandari Tbk PT	2,525,000	1,211,925
Bank Rakyat Indonesia	2,597,000	1,895,757
China Construction Bank Corp. Class H	2,489,000	2,138,221
Commercial International Bank	152,315	1,582,911
Credicorp Ltd.	18,000	1,242,540
ICICI Bank Ltd. Sponsored ADR (India)	35,500	1,116,475
Industrial & Commercial Bank of China	2,713,000	2,157,871
Itau Unibanco Holding SA Sponsored ADR (Brazil)	170,589	3,265,073
Turkiye Garanti Bankasi AS	430,030	1,545,993
Turkiye Halk Bankasi AS	282,854	1,675,430
		17,832,196
Building Materials – 1.9%
Asia Cement Corp.	1,635,640	1,721,564
Chemicals – 2.1%
Israel Chemicals Ltd.	47,543	563,289
Taiwan Fertilizer Co. Ltd.	410,000	1,279,600
		1,842,889
Diversified Financial – 5.3%
BM&F BOVESPA SA	172,100	1,124,224
Hong Kong Exchanges and Clearing Ltd.	51,500	904,056
Redecard SA	83,600	1,252,695
Yuanta Financial Holding Co. Ltd.	2,212,000	1,463,776
		4,744,751
Foods – 2.4%
Wimm-Bill-Dann Foods OJSC Sponsored ADR (Russia) (a)	15,227	1,029,040
X5 Retail Group NV GDR (Netherlands) (a)	44,680	1,070,477
		2,099,517
Health Care — Services – 0.8%
Diagnosticos da America SA (a)	29,000	724,522
Holding Company — Diversified – 0.5%
Orascom Development Holding AG (a)	6,022	471,308
Home Builders – 1.0%
Desarrolladora Homex SA de CV Sponsored ADR (Mexico) (a)	25,400	903,224
Household Products – 2.8%
Hypermarcas SA (a)	61,794	1,277,202
PDG Realty SA Empreendimentos e Participacoes	148,100	1,264,470
		2,541,672
Insurance – 1.8%
China Life Insurance Co. Ltd. Sponsored ADR (China)	23,186	1,590,792
Internet – 1.3%
NHN Corp. (a)	7,876	1,170,129
Leisure Time – 1.0%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	16,400	878,056
Media – 3.2%
Naspers Ltd.	78,324	2,810,040
Mining – 11.0%
Antofagasta PLC	112,432	1,428,389
Cia de Minas Buenaventura SA Sponsered ADR (Peru)	56,799	1,906,743
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	23,800	1,587,698
Vale SA Sponsored ADR (Brazil)	210,174	4,855,019
		9,777,849
Oil & Gas – 14.6%
CNOOC Ltd.	1,144,000	1,698,007
Gazprom OAO Sponsored ADR (Russia)	91,210	2,177,862
Lukoil OAO Sponsored ADR (Russia)	22,452	1,297,279
PetroChina Co. Ltd. Class H	1,562,000	1,885,701
Petroleo Brasileiro SA Sponsored ADR (Brazil)	107,578	4,316,029
Rosneft Oil Co. GDR (Russia)	148,900	1,126,384
Rosneft Oil Co. GDR (Russia)	66,500	508,725
		13,009,987
Real Estate – 2.8%
China Resources Land Ltd.	680,000	1,640,508
Yanlord Land Group Ltd.	517,000	828,389
		2,468,897
Retail – 1.7%
Parkson Retail Group Ltd.	918,500	1,487,648
Semiconductors – 5.2%
Samsung Electronics Co., Ltd.	6,707	4,037,423
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	63,817	608,814
		4,646,237
Software – 1.0%
HCL Technologies Ltd.	134,376	864,240
Telecommunications – 10.5%
America Movil SAB de C.V. Sponsored ADR (Mexico)	38,796	1,712,068

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
China Mobile Ltd.	295,000	$2,762,341
Mobile TeleSystems Sponsored ADR (Russia)	31,658	1,434,108
Telekomunikasi Indonesia Tbk PT	1,588,000	1,375,362
Vimpel-Communications Sponsored ADR (Russia) (a)	117,239	2,102,095
		9,385,974
TOTAL COMMON STOCK (Cost $59,940,359)		84,746,778
PREFERRED STOCK – 2.1%
Iron & Steel – 2.1%
Usinas Siderurgicas de Minas Gerais SA Class A	72,000	1,897,831
TOTAL PREFERRED STOCK (Cost $1,034,491)		1,897,831
TOTAL EQUITIES (Cost $60,974,850)		86,644,609
TOTAL LONG-TERM INVESTMENTS (Cost $60,974,850)		86,644,609
	Principal Amount
SHORT-TERM INVESTMENTS – 2.8%
Repurchase Agreement – 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/30/09, 0.010%, due 11/02/09 (b)	$2,457,548	2,457,548
TOTAL SHORT-TERM INVESTMENTS (Cost $2,457,548)		2,457,548
TOTAL INVESTMENTS – 100.0% (Cost $63,432,398) (c)		89,102,157
Other Assets/ (Liabilities) – 0.0%		33,504
NET ASSETS – 100%		$89,135,661

Notes to Portfolio of Investments
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,457,550. Collateralized by U.S. Government Agency obligations with a rate of 2.832%, maturity date of 4/01/34, and an aggregate market value, including accrued interest, of $2,507,090.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities
October 31, 2009

		MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Assets:
	Investments, at value (Note 2) (a)	$-	$295,765,374
	Short-term investments, at value (Note 2) (b)	775,914,436	147,320,022
	Total investments	775,914,436	443,085,396
	Foreign currency, at value (c)	-	-
	Receivables from:
	Investments sold	-	328,114
	Investments sold on a when-issued basis (Note 2)	-	484,038
	Open forward foreign currency contracts (Note 2)	-	-
	Investment adviser (Note 3)	208,319	10,768
	Fund shares sold	4,271,253	34,337
	Interest and dividends	72,551	2,916,798
	Open swap agreements, at value (Note 2)	-	814,228
	Total assets	780,466,559	447,673,679
Liabilities:
	Payables for:
	Investments purchased	-	5,190,909
	Reverse repurchase agreements (Note 2)	-	-
	Interest for reverse repurchase agreements (Note 2)	-	-
	Open forward foreign currency contracts (Note 2)	-	-
	Fund shares repurchased	12,111,107	3,174,226
	Investments purchased on a when-issued basis (Note 2)	-	51,466,472
	Open swap agreements, at value (Note 2)	-	47,287
	Trustees' fees and expenses (Note 3)	40,980	20,905
	Collateral held for open swaps contracts (Note 2)	-	580,000
	Affiliates (Note 3):
	Investment management fees	229,729	128,650
	Administration fees	125,594	71,642
	Service fees	58,845	15,259
	Distribution fees	-	917
	Due to custodian	-	-
	Accrued expense and other liabilities	67,799	46,061
	Total liabilities	12,634,054	60,742,328
	Net assets	$767,832,505	$386,931,351
Net assets consist of:
	Paid-in capital	$768,766,867	$377,855,737
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	(20,789)	10,624,969
	Accumulated net realized gain (loss) on investments	(913,573)	(9,303,247)
	Net unrealized appreciation (depreciation) on investments	-	7,753,892
	Net assets	$767,832,505	$386,931,351

(a)	Cost of investments:	$-	$288,059,652
(b)	Cost of short-term investments:	$775,914,436	$147,320,022
(c)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$309,322,783	$1,115,572,719	$278,014,415	$171,116,419	$27,628,580
123,745,384	365,708,702	87,805,883	5,290,508	1,562,360
433,068,167	1,481,281,421	365,820,298	176,406,927	29,190,940
-	-	-	-	54,194

-	14,424,351	4,956,695	2,281,213	-
-	17,865,798	1,571,263	-	-
-	-	-	-	236,881
3,291	26,346	22,337	-	8,898
248,950	109,934	1,040,887	4,656	88,829
1,379,146	10,579,365	2,688,044	4,220,101	366,262
-	2,778,533	702,055	-	-
434,699,554	1,527,065,748	376,801,579	182,912,897	29,946,004

2,463,706	2,622,028	533,262	1,390,110	835,178
167,502,477	-	-	-	-
49,810	-	-	-	-
-	-	-	-	141,540
252,052	1,821,671	382,672	258,413	52,403
-	334,478,624	78,322,720	-	-
-	153,315	41,780	-	-
8,262	75,519	13,635	4,578	793
-	500,000	760,000	-	-

104,074	479,856	124,228	75,927	14,113
30,502	157,107	73,654	31,650	1,349
8,225	38,003	9,477	7,805	134
54	149	354	152	24
-	25,656	163	1,043	-
41,363	83,048	44,463	37,396	49,105
170,460,525	340,434,976	80,306,408	1,807,074	1,094,639
$264,239,029	$1,186,630,772	$296,495,171	$181,105,823	$28,851,365

$267,802,975	$1,151,715,922	$292,043,390	$197,299,338	$27,680,111
(30,817)	35,011,733	14,141,090	10,291,071	(95,843)
(14,523,991)	(18,369,744)	(12,988,446)	(27,459,305)	(194,735)
10,990,862	18,272,861	3,299,137	974,719	1,461,832
$264,239,029	$1,186,630,772	$296,495,171	$181,105,823	$28,851,365

$298,331,921	$1,097,599,294	$274,784,251	$170,141,700	$26,272,916
$123,745,384	$365,708,702	$87,805,883	$5,290,508	$1,562,360
$-	$-	$-	$-	$54,661

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2009

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class A shares:
Net assets	$270,497,364	$68,067,376
Shares outstanding (a)	270,815,488	6,493,057
Net asset value and redemption price per share	$1.00	$10.48
Offering price per share (100/[100-maximum sales charge] of net asset value)	$-	$10.86
Class L shares:
Net assets	$-	$114,790,289
Shares outstanding (a)	-	10,911,203
Net asset value, offering price and redemption price per share	$-	$10.52
Class Y shares:
Net assets	$197,502,673	$56,551,770
Shares outstanding (a)	197,754,105	5,343,610
Net asset value, offering price and redemption price per share	$1.00	$10.58
Class S shares:
Net assets	$299,832,468	$143,113,886
Shares outstanding (a)	300,312,005	13,452,475
Net asset value, offering price and redemption price per share	$1.00	$10.64
Class N shares:
Net assets	$-	$4,408,030
Shares outstanding (a)	-	423,207
Net asset value, offering price and redemption price per share	$-	$10.42

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$38,644,920	$179,141,818	$44,120,956	$35,952,507	$610,221
3,814,899	16,187,637	4,101,300	4,144,761	59,517
$10.13	$11.07	$10.76	$8.67	$10.25
$10.64	$11.62	$11.30	$9.20	$10.76

$36,759,890	$211,250,034	$132,256,782	$4,391,056	$116,005
3,587,281	18,951,121	12,360,130	503,581	11,279
$10.25	$11.15	$10.70	$8.72	$10.28	*

$96,116,663	$144,756,691	$35,473,181	$65,221,999	$116,331
9,359,922	12,909,657	3,298,949	7,432,938	11,295
$10.27	$11.21	$10.75	$8.77	$10.30

$92,457,431	$650,767,731	$82,961,285	$74,817,134	$27,893,983
8,984,348	57,797,995	7,733,474	8,552,664	2,706,859
$10.29	$11.26	$10.73	$8.75	$10.30

$260,125	$714,498	$1,682,967	$723,127	$114,825
25,493	63,605	158,430	82,654	11,221
$10.20	$11.23	$10.62	$8.75	$10.23

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2009

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$116,725,158	$214,541,447
Short-term investments, at value (Note 2) (b)	14,681,066	3,462,346
Total investments	131,406,224	218,003,793
Cash	1,250	20,857
Receivables from:
Investments sold	6,240,576	7,113,006
Investments sold on a when-issued basis (Note 2)	1,469,136	-
Investment adviser (Note 3)	2,113	-
Fund shares sold	15,274	19,410
Interest and dividends	470,468	311,922
Variation margin on open futures contracts (Note 2)	6,703	-
Foreign taxes withheld	603	207,931
Open swap agreements, at value (Note 2)	103,530	-
Total assets	139,715,877	225,676,919
Liabilities:
Payables for:
Investments purchased	4,960,779	2,526,229
Fund shares repurchased	1,742,927	159,146
Investments purchased on a when-issued basis (Note 2)	12,512,146	-
Open swap agreements, at value (Note 2)	6,463	-
Trustees' fees and expenses (Note 3)	12,592	36,263
Affiliates (Note 3):
Investment management fees	50,705	98,066
Administration fees	12,052	21,330
Service fees	1,639	3,480
Distribution fees	25	29
Due to custodian	-	-
Accrued expense and other liabilities	51,657	39,916
Total liabilities	19,350,985	2,884,459
Net assets	$120,364,892	$222,792,460
Net assets consist of:
Paid-in capital	$146,801,842	$331,205,864
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	2,439,037	4,105,846
Accumulated net realized gain (loss) on investments	(35,483,325)	(128,932,716)
Net unrealized appreciation (depreciation) on investments	6,607,338	16,413,466
Net assets	$120,364,892	$222,792,460

(a) Cost of investments:	$110,153,434	$198,127,981
(b) Cost of short-term investments:	$14,681,066	$3,462,346

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$282,476,643	$16,070,749	$179,962,759	$707,972,567	$175,243,710
137,375	-	1,202,439	6,447,678	575,222
282,614,018	16,070,749	181,165,198	714,420,245	175,818,932
-	-	-	-	-

19,859,974	1,123,326	3,496,211	5,808,682	9,322,968
-	-	-	-	-
-	838	1,877	40,655	-
109,955	141	8,841	86,840	365,214
425,078	19,603	206,857	398,264	121,100
-	-	-	-	-
-	-	4,823	457,243	-
-	-	-	-	-
303,009,025	17,214,657	184,883,807	721,211,929	185,628,214

18,857,925	986,937	3,393,754	5,483,115	9,544,534
224,347	4,083	1,005,796	823,570	190,198
-	-	-	-	-
-	-	-	-	-
9,603	635	5,970	22,699	5,617

126,146	7,086	103,398	409,270	76,598
37,411	2,535	27,140	106,783	15,823
2,517	1,300	2,280	41,649	860
50	72	24	252	21
-	51,019	-	-	-
43,706	32,149	38,453	65,752	38,640
19,301,705	1,085,816	4,576,815	6,953,090	9,872,291
$283,707,320	$16,128,841	$180,306,992	$714,258,839	$175,755,923

$464,232,501	$27,422,529	$258,903,278	$853,773,220	$231,237,157
4,680,765	182,723	1,782,894	988,085	1,468,016
(188,136,445)	(12,645,636)	(90,697,232)	(188,844,656)	(72,126,711)
2,930,499	1,169,225	10,318,052	48,342,190	15,177,461
$283,707,320	$16,128,841	$180,306,992	$714,258,839	$175,755,923

$279,546,144	$14,901,524	$169,644,707	$659,645,929	$160,066,249
$137,375	$-	$1,202,439	$6,447,678	$575,222

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2009

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class A shares:
Net assets	$7,265,467	$15,490,368
Shares outstanding (a)	824,406	1,250,168
Net asset value and redemption price per share	$8.81	$12.39
Offering price per share (100/[100-maximum sales charge] of net asset value)	$9.35	$13.15
Class L shares:
Net assets	$2,077,641	$26,776,144
Shares outstanding (a)	232,824	2,152,574
Net asset value, offering price and redemption price per share	$8.92	$12.44
Class Y shares:
Net assets	$2,060,695	$1,021,452
Shares outstanding (a)	223,023	82,191
Net asset value, offering price and redemption price per share	$9.24	$12.43
Class S shares:
Net assets	$108,844,416	$179,373,200
Shares outstanding (a)	12,159,359	14,427,130
Net asset value, offering price and redemption price per share	$8.95	$12.43
Class N shares:
Net assets	$116,673	$131,296
Shares outstanding (a)	13,377	10,609
Net asset value, offering price and redemption price per share	$8.72	$12.38

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$11,098,942	$5,516,771	$10,082,378	$187,245,100	$4,102,238
1,334,841	611,106	1,404,141	21,376,862	548,394
$8.31	$9.03	$7.18	$8.76	$7.48
$8.82	$9.58	$7.62	$9.29	$7.94

$64,810,747	$880,794	$44,613,955	$55,614,093	$62,382,641
7,751,247	97,067	6,165,081	6,333,439	8,301,249
$8.36	$9.07	$7.24	$8.78	$7.51

$64,686,141	$8,877,080	$73,046	$14,797,258	$47,680,157
7,707,503	976,341	10,013	1,676,289	6,323,896
$8.39	$9.09	$7.30	$8.83	$7.54

$142,883,506	$523,590	$125,428,670	$455,466,231	$61,493,431
16,931,166	57,487	17,295,108	51,367,088	8,168,665
$8.44	$9.11	$7.25	$8.87	$7.53

$227,984	$330,606	$108,943	$1,136,157	$97,456
27,283	36,778	15,131	132,050	13,085
$8.36	$8.99	$7.20	$8.60	$7.45

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2009

		MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Assets:
	Investments, at value — unaffiliated issuers (Note 2) (a)	$50,257,234	$80,533,220
	Investments, at value — affiliated issuers (Note 2) (b)	-	5,100
	Short-term investments, at value (Note 2) (c)	2,358,228	-
	Total investments	52,615,462	80,538,320
	Foreign currency, at value (d)	-	-
	Receivables from:
	Investments sold	306,681	2,775,310
	Investment adviser (Note 3)	2,138	-
	Fund shares sold	39,900	32,439
	Interest and dividends	13,282	58,597
	Foreign taxes withheld	1,202	-
	Total assets	52,978,665	83,404,666
Liabilities:
	Payables for:
	Investments purchased	1,678,556	976,511
	Foreign currency overdraft (d)	-	-
	Fund shares repurchased	32,464	143,101
	Investment advisory fees	-	10,845
	Trustees' fees and expenses (Note 3)	1,366	2,760
	Affiliates (Note 3):
	Investment management fees	36,619	43,422
	Administration fees	7,613	12,251
	Service fees	4,087	1,399
	Distribution fees	173	21
	Due to custodian	-	941,084
	Accrued expense and other liabilities	33,498	41,565
	Total liabilities	1,794,376	2,172,959
	Net assets	$51,184,289	$81,231,707
Net assets consist of:
	Paid-in capital	$74,445,225	$120,182,767
	Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income)	10,810	356,698
	Accumulated net realized gain (loss) on investments	(27,125,643)	(44,195,909)
	Net unrealized appreciation (depreciation) on investments	3,853,897	4,888,151
	Net assets	$51,184,289	$81,231,707

(a)	Cost of investments — unaffiliated issuers:	$46,403,337	$75,645,058
(b)	Cost of investments — affiliated issuers:	$-	$5,105
(c)	Cost of short-term investments:	$2,358,228	$-
(d)	Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$180,732,001	$387,010,283	$669,424,833	$105,279,797	$86,644,609
15,300	3,814,131	27,874,604	-	-
2,054,857	-	-	3,292,465	2,457,548
182,802,158	390,824,414	697,299,437	108,572,262	89,102,157
-	56,738	253,251	-	8,792

2,407,033	506,317	247,290	-	-
-	51,014	-	3	16,259
9,572	24,799	79,261	134,447	5,605
129,823	411,790	1,111,272	227,682	230,753
-	370,231	808,168	178,424	3,555
185,348,586	392,245,303	699,798,679	109,112,818	89,367,121

2,160,483	877,872	900,151	897,054	-
34	-	-	-	-
436,517	1,054,720	1,102,955	40,756	94,813
16,056	-	-	-	-
19,327	13,573	42,374	2,673	1,357

95,772	274,570	518,611	84,530	83,690
28,463	90,770	102,183	17,415	10,181
14,382	7,709	10,495	7,778	89
13	177	42	206	36
-	-	-	-	347
41,911	119,056	272,328	54,036	40,947
2,812,958	2,438,447	2,949,139	1,104,448	231,460
$182,535,628	$389,806,856	$696,849,540	$108,008,370	$89,135,661

$264,555,716	$420,551,720	$669,888,965	$126,371,977	$50,556,418
440,422	3,299,779	3,447,168	1,783,497	724,904
(89,200,181)	(24,632,234)	(29,877,834)	(34,368,790)	12,184,408
6,739,671	(9,412,409)	53,391,241	14,221,686	25,669,931
$182,535,628	$389,806,856	$696,849,540	$108,008,370	$89,135,661

$173,992,273	$396,380,434	$599,954,540	$91,068,910	$60,974,850
$15,344	$3,814,131	$43,810,947	$-	$-
$2,054,857	$-	$-	$3,292,465	$2,457,548
$(34)	$57,244	$250,326	$-	$8,852

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities
October 31, 2009

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Class A shares:
Net assets	$17,549,187	$6,150,454
Shares outstanding (a)	2,263,276	783,247
Net asset value and redemption price per share	$7.75	$7.85
Offering price per share (100/[100-maximum sales charge] of net asset value)	$8.22	$8.33
Class L shares:
Net assets	$3,481,835	$31,510,280
Shares outstanding (a)	446,950	3,987,835
Net asset value, offering price and redemption price per share	$7.79	$7.90
Class Y shares:
Net assets	$4,038,252	$173,311
Shares outstanding (a)	516,708	21,912
Net asset value, offering price and redemption price per share	$7.82	$7.91
Class S shares:
Net assets	$25,329,838	$43,305,518
Shares outstanding (a)	3,241,911	5,474,079
Net asset value, offering price and redemption price per share	$7.81	$7.91
Class N shares:
Net assets	$785,177	$92,144
Shares outstanding (a)	101,969	11,761
Net asset value, offering price and redemption price per share	$7.70	$7.84	*

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$63,548,916	$34,123,575	$47,641,884	$35,135,541	$238,303
8,811,059	3,767,921	3,971,160	3,251,174	14,517
$7.21	$9.06	$12.00	$10.81	$16.42
$7.65	$9.61	$12.73	$11.47	$17.42

$4,675,089	$147,549,682	$56,493,573	$19,065,149	$27,255,947
639,352	16,146,459	4,646,988	1,754,490	1,656,574
$7.31	$9.14	$12.16	$10.87	$16.45

$940,632	$3,219,104	$30,347,267	$7,493,718	$164,950
127,823	353,394	2,476,246	689,465	10,010
$7.36	$9.11	$12.26	$10.87	$16.48

$113,311,885	$204,098,316	$562,175,811	$45,363,142	$61,312,653
15,384,314	22,283,597	45,817,344	4,162,997	3,717,483
$7.37	$9.16	$12.27	$10.90	$16.49

$59,106	$816,179	$191,005	$950,820	$163,808
8,360	89,786	16,162	88,791	10,010
$7.07	$9.09	$11.82	$10.71	$16.36

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2009

		MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
	Dividends	$-	$20,900
	Interest (a)	7,613,932	15,916,844
	Total investment income	7,613,932	15,937,744
Expenses (Note 3):
	Investment management fees	3,016,054	1,369,644
	Custody fees	76,362	44,129
	Interest expense	-	-
	Audit fees	27,954	27,499
	Legal fees	8,351	10,598
	Proxy fees	493	493
	Shareholder reporting fees*	374,359	17,330
	Trustees' fees	103,077	33,448
		3,606,650	1,503,141
	Administration fees:
	Class A	970,963	203,348
	Class L**	153,039	331,408
	Class Y	374,518	68,921
	Class S	233,924	154,930
	Class N	-	13,335
	Distribution fees:
	Class N	-	9,037
	Service fees:
	Class A	743,235	159,414
	Class N	-	9,037
	Total expenses	6,082,329	2,452,571
	Expenses waived (Note 3):
	Class A fees waived by advisor	(612,373)	-
	Class L fees waived by advisor**	(13,988)	-
	Class Y fees waived by advisor	(194,148)	-
	Class S fees waived by advisor	(144,357)	-
	Class N fees waived by advisor	-	-
	Class A administrative fees waived	(654,047)	(44,636)
	Class L administrative fees waived**	(84,345)	(72,746)
	Class N administrative fees waived	-	(2,530)
	Net expenses	4,379,071	2,332,659
	Net investment income (loss)	3,234,861	13,605,085
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions***	64,330	(1,062,175)
	Futures contracts	-	(1,571,721)
	Swap agreements	-	38,967
	Foreign currency transactions	-	-
	Net realized gain (loss)	64,330	(2,594,929)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	-	34,317,273
	Futures contracts	-	(111,469)
	Swap agreements	-	(31,817)
	Translation of assets and liabilities in foreign currencies	-	27,273
	Net change in unrealized appreciation (depreciation)	-	34,201,260
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	64,330	31,606,331
	Net increase (decrease) in net assets resulting from operations	$3,299,191	$45,211,416

(a)	Net of withholding tax:	$-	$2,335
	The shareholder reporting fees of the Money Market Fund includes $337,874 of participation fee for the Money Market Guarantee Program. (Note 2).
**	Class L shares of the Money Market Fund were converted into Class S shares prior to the opening of business on July 27, 2009.
***	Amount includes net realized loss from redemptions in-kind of $3,898,853 and $9,071,356 for the Diversified Bond Fund and High Yield Fund, respectively.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$-	$47,500	$31,771	$-	$-
986,948	54,231,992	14,514,245	13,432,351	991,420
986,948	54,279,492	14,546,016	13,432,351	991,420

1,109,903	5,351,178	1,443,775	718,175	150,535
25,333	123,225	42,360	16,837	12,596
159,412	-	-	-	-
27,850	29,205	28,246	29,240	12,549
5,996	32,054	10,038	3,627	87,684
493	493	493	493	635
12,785	48,393	15,162	8,665	2,393
27,380	121,844	33,755	17,195	3,026
1,369,152	5,706,392	1,573,829	794,232	269,418

100,262	476,874	144,831	95,619	820
97,380	588,476	465,601	11,712	317
96,554	182,284	65,940	102,402	159
26,738	515,424	154,880	85,370	12,250
708	1,984	6,342	2,355	368

535	1,397	3,811	1,493	262

89,266	418,163	98,929	69,430	683
535	1,397	3,811	1,493	262
1,781,130	7,892,391	2,517,974	1,164,106	284,539

-	-	-	-	(1,160)
-	-	-	-	(448)
-	-	-	-	(449)
-	-	-	-	(91,582)
-	-	-	-	(445)
(35,706)	(133,812)	(59,357)	-	-
-	(165,128)	(185,745)	-	-
(214)	(447)	(2,287)	-	-
1,745,210	7,593,004	2,270,585	1,164,106	190,455
(758,262)	46,686,488	12,275,431	12,268,245	800,965

(3,205,796)	(7,496,350)	(8,404,731)	(16,725,564)	(1,631,198)
-	(142,217)	(886,157)	-	-
-	169,165	(95,200)	-	-
-	-	-	-	424,743
(3,205,796)	(7,469,402)	(9,386,088)	(16,725,564)	(1,206,455)

40,109,022	152,368,127	45,834,716	38,584,411	5,538,145
-	(1,369,777)	(368,882)	-	-
-	(761,584)	(253,798)	-	-
-	-	-	-	(662,002)
40,109,022	150,236,766	45,212,036	38,584,411	4,876,143
36,903,226	142,767,364	35,825,948	21,858,847	3,669,688
$36,144,964	$189,453,852	$48,101,379	$34,127,092	$4,470,653

$-	$7,706	$1,850	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2009

		MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
	Dividends (a)	$1,739,570	$6,028,061
	Interest	2,203,427	3,595
	Total investment income	3,942,997	6,031,656
Expenses (Note 3):
	Investment management fees	548,563	999,029
	Custody fees	45,223	34,467
	Audit fees	26,061	27,839
	Legal fees	856	5,028
	Proxy fees	893	909
	Shareholder reporting fees	3,519	16,389
	Trustees' fees	10,388	22,496
		635,503	1,106,157
	Administration fees:
	Class A	28,241	41,230
	Class L	7,295	70,555
	Class Y	4,613	1,685
	Class S	89,711	105,307
	Class N	477	414
	Distribution fees:
	Class N	261	275
	Service fees:
	Class A	17,793	32,639
	Class N	261	275
	Total expenses	784,155	1,358,537
	Expenses waived (Note 3):
	Class A fees waived by advisor	-	-
	Class L fees waived by advisor	-	-
	Class Y fees waived by advisor	-	-
	Class S fees waived by advisor	-	-
	Class N fees waived by advisor	-	-
	Class A administrative fees waived	(1,423)	-
	Class L administrative fees waived	(368)	-
	Class Y administrative fees waived	(374)	-
	Class S administrative fees waived	(20,671)	-
	Class N administrative fees waived	(21)	-
	Net expenses	761,298	1,358,537
	Net investment income (loss)	3,181,699	4,673,119
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(21,338,363)	(68,636,270)
	Futures contracts	869,430	-
	Written options	-	195,222
	Swap agreements	12,268	-
	Foreign currency transactions	-	25,695
	Net realized gain (loss)	(20,456,665)	(68,415,353)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	31,771,744	94,564,071
	Futures contracts	(43,748)	-
	Swap agreements	(32,804)	-
	Translation of assets and liabilities in foreign currencies	-	-
	Net change in unrealized appreciation (depreciation)	31,695,192	94,564,071
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	11,238,527	26,148,718
	Net increase (decrease) in net assets resulting from operations	$14,420,226	$30,821,837

(a)	Net of withholding tax of:	$120	$41,674

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund	MassMutual Premier Enhanced Index Core Equity Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Enhanced Index Growth Fund

$8,491,416	$385,311	$3,745,279	$7,099,833	$3,090,341
51,712	29	3,199	2,599	271
8,543,128	385,340	3,748,478	7,102,432	3,090,612

1,350,349	73,417	1,079,964	4,191,287	809,792
51,702	19,143	67,243	120,610	46,291
29,799	31,517	27,780	29,690	28,563
6,869	388	4,197	17,315	4,115
893	893	909	944	893
14,155	3,875	9,767	27,898	9,525
28,756	1,960	19,609	70,888	18,752
1,482,523	131,193	1,209,469	4,458,632	917,931

33,881	12,748	30,948	511,288	7,190
187,718	2,613	130,159	161,405	121,759
95,841	9,503	102	26,766	26,190
80,478	265	125,380	401,798	8,793
745	1,090	479	3,293	222

506	862	333	2,352	210

27,456	11,967	24,958	426,074	8,384
506	862	333	2,352	210
1,909,654	171,103	1,522,161	5,993,960	1,090,889

-	(15,306)	(12,828)	(258,113)	-
-	(3,138)	(53,839)	(11,678)	-
-	(26,129)	(81)	(3,977)	-
-	(1,479)	(145,843)	(327,062)	-
-	(1,068)	(173)	(763)	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
1,909,654	123,983	1,309,397	5,392,367	1,090,889
6,633,474	261,357	2,439,081	1,710,065	1,999,723

(103,237,241)	(5,138,436)	(60,509,289)	(144,193,675)	(38,687,524)
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	(3,477)	(16,279)	(10)
(103,237,241)	(5,138,436)	(60,512,766)	(144,209,954)	(38,687,534)

102,438,597	5,880,950	78,814,155	246,219,660	62,557,130
-	-	-	-	-
-	-	-	-	-
-	-	-	47,305	-
102,438,597	5,880,950	78,814,155	246,266,965	62,557,130
(798,644)	742,514	18,301,389	102,057,011	23,869,596
$5,834,830	$1,003,871	$20,740,470	$103,767,076	$25,869,319

$264	$28	$3,937	$136,637	$19

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations
For the Year Ended October 31, 2009

		MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small Cap Fund
Investment income (Note 2):
	Dividends (a)	$565,840	$1,211,464
	Dividends from affiliated issuers	-	-
	Interest	786	1,103
	Total investment income	566,626	1,212,567
Expenses (Note 3):
	Investment management fees	329,514	471,845
	Custody fees	21,162	221,386
	Audit fees	30,196	29,023
	Legal fees	390	2,033
	Proxy fees	909	909
	Shareholder reporting fees	4,830	6,226
	Trustees' fees	5,255	10,290
		392,256	741,712
	Administration fees:
	Class A	44,143	15,350
	Class L	8,969	94,399
	Class Y	5,690	106
	Class S	9,540	22,323
	Class N	2,752	183
	Distribution fees:
	Class N	1,529	131
	Service fees:
	Class A	36,786	12,791
	Class N	1,529	131
	Total expenses	503,194	887,126
	Expenses waived (Note 3):
	Class A fees waived by advisor	(15,066)	(16,408)
	Class L fees waived by advisor	(3,063)	(101,182)
	Class Y fees waived by advisor	(3,890)	(188)
	Class S fees waived by advisor	(13,780)	(121,409)
	Class N fees waived by advisor	(1,238)	(141)
	Net expenses	466,157	647,798
	Net investment income (loss)	100,469	564,769
Realized and unrealized gain (loss):
	Net realized gain (loss) on:
	Investment transactions	(14,514,695)	(28,774,521)
	Foreign currency transactions	(2,267)	(762)
	Net realized gain (loss)	(14,516,962)	(28,775,283)
	Net change in unrealized appreciation (depreciation) on:
	Investment transactions	23,532,755	40,130,546
	Translation of assets and liabilities in foreign currencies	(63)	(14)
	Net change in unrealized appreciation (depreciation)	23,532,692	40,130,532
	Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,015,730	11,355,249
	Net increase (decrease) in net assets resulting from operations	$9,116,199	$11,920,018

(a)	Net of withholding tax of:	$901	$446
*	Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund*

$2,389,815	$7,497,365	$13,246,301	$2,952,731	$1,487,661
-	34,715	361,413	-	-
806	19,282	17,610	609	199
2,390,621	7,551,362	13,625,324	2,953,340	1,487,860

933,710	2,711,493	4,969,890	795,510	656,678
203,332	180,963	441,827	69,389	71,960
27,302	37,232	38,534	27,292	33,648
4,024	9,984	14,444	798	3,914
909	944	909	917	1,035
9,068	16,361	25,486	6,379	27,912
21,848	39,290	59,797	8,062	6,149
1,200,193	2,996,267	5,550,887	908,347	801,296

174,313	100,957	127,531	88,896	494
11,471	469,922	169,976	42,706	51,115
1,265	6,421	40,469	9,305	185
94,925	318,014	650,641	18,786	22,544
200	2,571	579	3,363	431

126	1,568	392	1,868	308

146,679	70,109	99,883	74,080	412
126	1,568	392	1,868	308
1,629,298	3,967,397	6,640,750	1,149,219	877,093

(89,552)	(17,898)	-	(4,350)	(299)
(5,893)	(135,862)	-	(1,457)	(30,902)
(979)	(1,946)	-	(879)	(224)
(149,214)	(307,436)	-	-	(81,438)
(77)	(1,716)	-	(314)	(222)
1,383,583	3,502,539	6,640,750	1,142,219	764,008
1,007,038	4,048,823	6,984,574	1,811,121	723,852

(57,473,522)	(22,340,823)	(20,717,835)	(18,062,256)	12,168,163
(3,211)	(29,639)	(278,663)	(262,619)	20,562
(57,476,733)	(22,370,462)	(20,996,498)	(18,324,875)	12,188,725

78,855,116	105,145,077	188,111,606	42,214,370	25,669,759
(25)	(45,254)	(66,308)	28,358	172
78,855,091	105,099,823	188,045,298	42,242,728	25,669,931
21,378,358	82,729,361	167,048,800	23,917,853	37,858,656
$22,385,396	$86,778,184	$174,033,374	$25,728,974	$38,582,508

$921	$613,544	$955,617	$247,377	$167,881

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,234,861	$21,499,846
Net realized gain (loss) on investment transactions	64,330	(1,114,710)
Net change in unrealized appreciation (depreciation) on investments	-	-
Net increase (decrease) in net assets resulting from operations	3,299,191	20,385,136
Distributions to shareholders (Note 2):
From net investment income:
Class A	(844,415)	(6,348,471)
Class L*	(334,947)	(2,497,555)
Class Y	(806,220)	(5,231,975)
Class S	(1,249,279)	(7,292,849)
Class N	-	-
Total distributions from net investment income	(3,234,861)	(21,370,850)
From net realized gains:
Class A	-	-
Class L*	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total distributions from net realized gains	-	-
Tax return of capital:
Class A	-	(37,993)
Class L*	-	(14,947)
Class Y	-	(31,304)
Class S	-	(43,644)
Total tax return of capital	-	(127,888)
Net fund share transactions (Note 5):
Class A	(21,261,008)	10,806,755
Class L*	(112,778,840)	27,940,179
Class Y	(34,097,275)	18,160,596
Class S	(23,327,169)	64,761,198
Class N	-	-
Increase (decrease) in net assets from fund share transactions	(191,464,292)	121,668,728
Total increase (decrease) in net assets	(191,399,962)	120,555,126
Net assets
Beginning of year	959,232,467	838,677,341
End of year	$767,832,505	$959,232,467
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$(20,789)	$(20,789)

*		Class L shares of the Money Market Fund were converted into Class S shares prior to the opening of business on July 27, 2009.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund		MassMutual Premier Core Bond Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

$13,605,085	$17,279,156	$(758,262)	$18,486,662	$46,686,488	$63,066,252
(2,594,929)	4,574,856	(3,205,796)	(235,124)	(7,469,402)	30,317,550
34,201,260	(25,740,760)	40,109,022	(27,376,461)	150,236,766	(136,555,580)
45,211,416	(3,886,748)	36,144,964	(9,124,923)	189,453,852	(43,171,778)

(3,009,522)	(3,448,727)	(2,639,242)	(1,574,693)	(8,890,448)	(9,697,349)
(5,688,137)	(9,316,431)	(2,721,815)	(3,085,856)	(13,369,457)	(19,529,318)
(1,785,297)	(2,669,831)	(5,766,482)	(3,997,854)	(8,078,881)	(11,140,856)
(7,395,374)	(9,621,489)	(7,350,706)	(8,492,070)	(35,566,444)	(38,109,538)
(151,074)	(209,267)	(13,509)	(11,242)	(11,690)	(218,817)
(18,029,404)	(25,265,745)	(18,491,754)	(17,161,715)	(65,916,920)	(78,695,878)

-	-	-	-	(1,503,365)	-
-	-	-	-	(2,186,504)	-
-	-	-	-	(1,298,007)	-
-	-	-	-	(5,654,273)	-
-	-	-	-	(3,315)	-
-	-	-	-	(10,645,464)	-

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

(688,495)	3,592,918	1,618,442	8,265,407	(2,425,432)	(2,300,927)
(16,473,896)	(40,424,329)	(2,846,533)	(22,938,624)	(58,117,337)	(92,366,617)
18,213,597	(17,703,214)	19,240,845	8,152,150	(29,425,183)	(24,687,106)
(20,032,832)	(32,042,398)	(25,764,276)	(73,967,457)	(39,947,287)	(89,311,247)
668,605	(294,209)	57,598	(29,737)	297,506	(3,749,536)
(18,313,021)	(86,871,232)	(7,693,924)	(80,518,261)	(129,617,733)	(212,415,433)
8,868,991	(116,023,725)	9,959,286	(106,804,899)	(16,726,265)	(334,283,089)

378,062,360	494,086,085	254,279,743	361,084,642	1,203,357,037	1,537,640,126
$386,931,351	$378,062,360	$264,239,029	$254,279,743	$1,186,630,772	$1,203,357,037
$10,624,969	$14,604,019	$(30,817)	$18,488,881	$35,011,733	$51,562,164

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,275,431	$19,286,328
Net realized gain (loss) on investment transactions	(9,386,088)	2,160,651
Net change in unrealized appreciation (depreciation) on investments	45,212,036	(42,816,184)
Net increase (decrease) in net assets resulting from operations	48,101,379	(21,369,205)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(2,237,587)	(2,328,409)
Class L	(7,624,280)	(9,878,244)
Class Y	(1,750,051)	(1,664,343)
Class S	(7,224,443)	(9,510,011)
Class N	(86,361)	(80,439)
Total distributions from net investment income	(18,922,722)	(23,461,446)
From net realized gains:
Class A	(91,578)	(175,653)
Class L	(296,254)	(722,306)
Class Y	(66,183)	(121,250)
Class S	(282,533)	(696,120)
Class N	(3,706)	(6,392)
Total distributions from net realized gains	(740,254)	(1,721,721)
Tax return of capital:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Total tax return of capital	-	-
Net fund share transactions (Note 5):
Class A	3,712,196	(2,830,056)
Class L	(10,615,124)	(44,079,876)
Class Y	5,569,320	(21,714,279)
Class S	(71,947,951)	(46,309,111)
Class N	31,620	78,547
Increase (decrease) in net assets from fund share transactions	(73,249,939)	(114,854,775)
Total increase (decrease) in net assets	(44,811,536)	(161,407,147)
Net assets
Beginning of year	341,306,707	502,713,854
End of year	$296,495,171	$341,306,707
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$14,141,090	$16,062,090

*	Fund commenced operations on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund		MassMutual Premier International Bond Fund		MassMutual Premier Balanced Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Period Ended October 31, 2008*	Year Ended October 31, 2009	Year Ended October 31, 2008

$12,268,245	$14,539,620	$800,965	$950,419	$3,181,699	$4,138,696
(16,725,564)	(19,931,458)	(1,206,455)	626,394	(20,456,665)	(13,964,912)
38,584,411	(35,805,141)	4,876,143	(3,414,311)	31,695,192	(33,592,482)
34,127,092	(41,196,979)	4,470,653	(1,837,498)	14,420,226	(43,418,698)

(2,694,011)	(2,352,442)	(18,271)	-	(229,094)	(251,708)
(330,635)	(367,134)	(11,744)	-	(58,421)	(60,257)
(5,013,563)	(7,686,805)	(11,890)	-	(56,517)	(66,170)
(5,593,021)	(3,978,386)	(2,447,770)	-	(3,935,905)	(4,929,830)
(52,789)	(150,573)	(11,195)	-	(2,829)	(2,887)
(13,684,019)	(14,535,340)	(2,500,870)	-	(4,282,766)	(5,310,852)

-	(84,445)	-	-	-	(166,629)
-	(13,070)	-	-	-	(36,398)
-	(265,308)	-	-	-	(37,589)
-	(136,380)	-	-	-	(2,678,133)
-	(5,664)	-	-	-	(2,252)
-	(504,867)	-	-	-	(2,921,001)

-	-	(781)	-	-	-
-	-	(503)	-	-	-
-	-	(514)	-	-	-
-	-	(104,738)	-	-	-
-	-	(482)	-	-	-
-	-	(107,018)	-	-	-

8,271,624	737,872	375,472	210,913	(1,215,020)	(350,264)
920,380	(849,865)	12,247	100,100	96,784	64,462
(19,394,139)	1,321,667	12,404	100,100	(54,843)	54,862
20,663,830	7,783,423	2,172,187	25,730,898	(11,546,715)	(22,647,047)
111,429	(1,026,718)	11,677	100,100	4	4
10,573,124	7,966,379	2,583,987	26,242,111	(12,719,790)	(22,877,983)
31,016,197	(48,270,807)	4,446,752	24,404,613	(2,582,330)	(74,528,534)

150,089,626	198,360,433	24,404,613	-	122,947,222	197,475,756
$181,105,823	$150,089,626	$28,851,365	$24,404,613	$120,364,892	$122,947,222

$10,291,071	$11,693,938	$(95,843)	$1,613,074	$2,439,037	$3,406,217

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Value Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,673,119	$5,641,389
Net realized gain (loss) on investment transactions	(68,415,353)	(58,560,616)
Net change in unrealized appreciation (depreciation) on investments	94,564,071	(119,748,412)
Net increase (decrease) in net assets resulting from operations	30,821,837	(172,667,639)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(220,262)	(239,891)
Class L	(639,646)	(846,482)
Class Y	(36,571)	(53,746)
Class S	(4,000,574)	(5,110,480)
Class N	(1,398)	-
Total distributions from net investment income	(4,898,451)	(6,250,599)
From net realized gains:
Class A	-	(2,902,661)
Class L	-	(7,864,364)
Class Y	-	(446,063)
Class S	-	(39,867,893)
Class N	-	(14,033)
Total distributions from net realized gains	-	(51,095,014)
Net fund share transactions (Note 5):
Class A	(102,110)	(632,871)
Class L	(8,634,675)	(11,214,104)
Class Y	(781,135)	(599,875)
Class S	(18,979,098)	(32,072,532)
Class N	4,762	56,088
Increase (decrease) in net assets from fund share transactions	(28,492,256)	(44,463,294)
Total increase (decrease) in net assets	(2,568,870)	(274,476,546)
Net assets
Beginning of year	225,361,330	499,837,876
End of year	$222,792,460	$225,361,330
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$4,105,846	$4,300,505

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund		MassMutual Premier Enhanced Index Core Equity Fund		MassMutual Premier Main Street Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

$6,633,474	$11,027,213	$261,357	$555,522	$2,439,081	$3,249,318
(103,237,241)	(83,062,792)	(5,138,436)	(6,284,355)	(60,512,766)	(28,699,035)
102,438,597	(116,389,870)	5,880,950	(9,202,893)	78,814,155	(102,758,596)
5,834,830	(188,425,449)	1,003,871	(14,931,726)	20,740,470	(128,208,313)

(344,302)	(65,468)	(114,316)	(70,985)	(134,984)	(172,118)
(1,986,451)	(487,734)	(33,132)	(21,132)	(715,559)	(966,384)
(2,282,517)	(589,661)	(261,569)	(615,021)	(1,167)	-
(5,498,935)	(1,387,309)	(11,999)	(9,212)	(2,161,044)	(3,013,869)
(5,043)	(1,073)	(11,159)	(5,265)	(2,256)	(450)
(10,117,248)	(2,531,245)	(432,175)	(721,615)	(3,015,010)	(4,152,821)

-	-	-	-	-	(2,606,549)
-	-	-	-	-	(12,158,184)
-	-	-	-	-	(16,154)
-	-	-	-	-	(30,818,725)
-	-	-	-	-	(16,154)
-	-	-	-	-	(45,615,766)

(1,011,791)	578,972	578,236	295,442	(2,140,998)	1,458,536
(1,123,236)	(14,162,736)	(337,605)	20,575	(6,819,376)	(3,828,374)
(3,626,583)	(44,529,062)	(1,343,472)	(35,581,213)	1	17
(19,208,070)	(20,963,419)	74,446	272,063	(6,743,114)	(5,864,182)
11,483	(113,618)	(141,060)	114,329	(96,502)	273,384
(24,958,197)	(79,189,863)	(1,169,455)	(34,878,804)	(15,799,989)	(7,960,619)
(29,240,615)	(270,146,557)	(597,759)	(50,532,145)	1,925,471	(185,937,519)

312,947,935	583,094,492	16,726,600	67,258,745	178,381,521	364,319,040
$283,707,320	$312,947,935	$16,128,841	$16,726,600	$180,306,992	$178,381,521
$4,680,765	$8,363,215	$182,723	$357,564	$1,782,894	$2,363,170

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Capital Appreciation Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,710,065	$694,211
Net realized gain (loss) on investment transactions	(144,209,954)	(43,343,697)
Net change in unrealized appreciation (depreciation) on investments	246,266,965	(471,054,910)
Net increase (decrease) in net assets resulting from operations	103,767,076	(513,704,396)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	(451,904)	(647,901)
Class N	-	-
Total distributions from net investment income	(451,904)	(647,901)
From net realized gains:
Class A	-	(7,349,865)
Class L	-	(2,033,656)
Class Y	-	(1,115,179)
Class S	-	(16,183,017)
Class N	-	(31,934)
Total distributions from net realized gains	-	(26,713,651)
Tax return of capital:
Class S	-	(212,686)
Total tax return of capital	-	(212,686)
Net fund share transactions (Note 5):
Class A	(21,031,330)	(31,244,155)
Class L	(7,435,062)	18,390,567
Class Y	(9,127,955)	(16,860,058)
Class S	(25,261,596)	31,221,603
Class N	76,835	(23,085)
Increase (decrease) in net assets from fund share transactions	(62,779,108)	1,484,872
Total increase (decrease) in net assets	40,536,064	(539,793,762)
Net assets
Beginning of year	673,722,775	1,213,516,537
End of year	$714,258,839	$673,722,775
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$988,085	$(7,654)

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund		MassMutual Premier Discovery Value Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

$1,999,723	$1,843,925	$100,469	$101,342
(38,687,534)	(32,172,864)	(14,516,962)	(12,460,787)
62,557,130	(74,779,901)	23,532,692	(22,603,042)
25,869,319	(105,108,840)	9,116,199	(34,962,487)

(19,714)	(7,087)	(1,017)	-
(509,958)	(363,990)	(13,263)	(893)
(456,924)	(321,323)	(25,811)	(8,322)
(796,944)	(863,197)	(88,452)	(29,043)
(219)	-	-	-
(1,783,759)	(1,555,597)	(128,543)	(38,258)

-	(142,094)	-	(937,792)
-	(3,101,126)	-	(57,845)
-	(2,264,213)	-	(442,198)
-	(5,269,074)	-	(1,125,175)
-	(4,215)	-	(38,638)
-	(10,780,722)	-	(2,601,648)

-	-	-	-
-	-	-	-

416,964	515,726	416,717	9,188,618
(1,036,384)	(1,905,428)	(96,339)	4,173,464
995,086	(29,271,129)	(1,088,715)	(414,170)
(14,247,033)	(24,146,426)	6,458,935	3,701,770
-	4	72,695	317,162
(13,871,367)	(54,807,253)	5,763,293	16,966,844
10,214,193	(172,252,412)	14,750,949	(20,635,549)

165,541,730	337,794,142	36,433,340	57,068,889
$175,755,923	$165,541,730	$51,184,289	$36,433,340
$1,468,016	$1,260,770	$10,810	$44,872

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Small Cap Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$564,769	$503,624
Net realized gain (loss) on investment transactions	(28,775,283)	(15,410,462)
Net change in unrealized appreciation (depreciation) on investments	40,130,532	(39,370,764)
Net increase (decrease) in net assets resulting from operations	11,920,018	(54,277,602)
Distributions to shareholders (Note 2):
From net investment income:
Class A	(7,110)	(20,832)
Class L	(123,810)	(262,044)
Class Y	-	(1)
Class S	(280,046)	(460,610)
Class N	-	-
Total distributions from net investment income	(410,966)	(743,487)
From net realized gains:
Class A	-	(76,721)
Class L	-	(940,811)
Class Y	-	(2)
Class S	-	(1,230,659)
Class N	-	(586)
Total distributions from net realized gains	-	(2,248,779)
Net fund share transactions (Note 5):
Class A	1,141,698	2,985,098
Class L	(7,950,061)	8,229,047
Class Y	155,344	12,729
Class S	(13,615,396)	13,971,017
Class N	56,322	2,941
Increase (decrease) in net assets from fund share transactions	(20,212,093)	25,200,832
Total increase (decrease) in net assets	(8,703,041)	(32,069,036)
Net assets
Beginning of year	89,934,748	122,003,784
End of year	$81,231,707	$89,934,748
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$356,698	$228,490

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund		MassMutual Premier Global Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008

$1,007,038	$986,088	$4,048,823	$8,042,193
(57,476,733)	(31,369,938)	(22,370,462)	14,032,564
78,855,091	(96,445,216)	105,099,823	(323,898,308)
22,385,396	(126,829,066)	86,778,184	(301,823,551)

-	(824,879)	(203,963)	(388,570)
(14,832)	(54,438)	(1,537,964)	(2,827,621)
(390)	(60,959)	(48,329)	(114,399)
(534,310)	(2,192,376)	(2,701,059)	(5,041,252)
-	(94)	(4,389)	(5,915)
(549,532)	(3,132,746)	(4,495,704)	(8,377,757)

-	(27,079,229)	(1,078,606)	(2,872,871)
-	(1,420,247)	(5,440,749)	(16,687,314)
-	(1,116,883)	(147,074)	(592,455)
-	(36,473,567)	(7,170,028)	(23,558,299)
-	(18,109)	(23,361)	(40,645)
-	(66,108,035)	(13,859,818)	(43,751,584)

(12,682,259)	(14,698,819)	1,095,778	2,616,234
(290,688)	437,889	(14,954,992)	(28,974,445)
230,651	(4,064,748)	(641,073)	(2,795,793)
(3,506,700)	(8,174,017)	(16,454,573)	(52,722,333)
-	153	105,433	163,279
(16,248,996)	(26,499,542)	(30,849,427)	(81,713,058)
5,586,868	(222,569,389)	37,573,235	(435,665,950)

176,948,760	399,518,149	352,233,621	787,899,571
$182,535,628	$176,948,760	$389,806,856	$352,233,621
$440,422	$74,772	$3,299,779	$3,709,355

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,984,574	$12,330,752
Net realized gain (loss) on investment transactions	(20,996,498)	72,168,725
Net change in unrealized appreciation (depreciation) on investments	188,045,298	(650,376,129)
Net increase (decrease) in net assets resulting from operations	174,033,374	(565,876,652)
Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(1,588,876)
Class L	(50,610)	(1,942,331)
Class Y	(56,372)	(1,359,714)
Class S	(1,591,608)	(20,108,176)
Class N	-	(4,147)
Total distributions from net investment income	(1,698,590)	(25,003,244)
From net realized gains:
Class A	(3,078,112)	-
Class L	(4,012,256)	-
Class Y	(1,623,639)	-
Class S	(35,201,195)	-
Class N	(12,661)	-
Total distributions from net realized gains	(43,927,863)	-
Net fund share transactions (Note 5):
Class A	(48,071)	(20,437,696)
Class L	(7,202,852)	(10,231,016)
Class Y	3,592,688	(37,149,754)
Class S	432,588	(103,649,261)
Class N	129	41
Increase (decrease) in net assets from fund share transactions	(3,225,518)	(171,467,686)
Total increase (decrease) in net assets	125,181,403	(762,347,582)
Net assets
Beginning of year	571,668,137	1,334,015,719
End of year	$696,849,540	$571,668,137
Undistributed (accumulated) net investment income (loss) (distributions in excess of net investment income) included in net assets at end of year	$3,447,168	$(711,860)

*	Fund commenced operations on November 3, 2008.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended October 31, 2009	Year Ended October 31, 2008	Period Ended October 31, 2009*

$1,811,121	$1,547,871	$723,852
(18,324,875)	(16,288,768)	12,188,725
42,242,728	(44,440,685)	25,669,931
25,728,974	(59,181,582)	38,582,508

(186,185)	(339,117)	-
(69,703)	(155,052)	-
(76,601)	(7,145)	(1)
(291,890)	(273,388)	(4,336)
(2,508)	(5,638)	-
(626,887)	(780,340)	(4,337)

-	(1,028,282)	-
-	(437,792)	-
-	(17,944)	-
-	(660,756)	-
-	(20,954)	-
-	(2,165,728)	-

86,813	17,363,748	144,106
6,565,078	2,132,158	16,275,429
329,694	6,056,907	100,101
11,463,566	18,471,962	33,937,754
110,709	359,621	100,100
18,555,860	44,384,396	50,557,490
43,657,947	(17,743,254)	89,135,661

64,350,423	82,093,677	-
$108,008,370	$64,350,423	$89,135,661
$1,783,497	$184,748	$724,904

MassMutual Premier Inflation–Protected and Income Fund

Statement of Cash Flows
For the year ended October 31, 2009

MassMutual Premier Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$36,144,964
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(109,697,611)
Investments sold	88,611,745
(Purchase) Sale of short-term investments, net	(123,673,431)
Amortization (accretion) of discount and premium, net	4,635,365
(Increase) Decrease in dividend interest receivable	71,051
(Increase) Decrease in investment adviser receivable	(3,291)
Increase (Decrease) in payable for interest for reverse repurchase agreements	49,810
Increase (Decrease) in payable for Trustees' fees and expenses	5,436
Increase (Decrease) in payable for investment management fees	(9,478)
Increase (Decrease) in payable for administration fees	3,212
Increase (Decrease) in payable for service fees	446
Increase (Decrease) in payable for distribution fees	11
Increase (Decrease) in payable for accrued expenses and other liabilities	(12,508)
Net change in unrealized (appreciation) depreciation on investments	(40,109,022)
Net realized (gain) loss from investments	3,205,796
Net cash provided by (used in) operating activities	(140,777,505)
Cash flows from (used in) financing activities:
Proceeds from shares sold	97,917,236
Payment on shares redeemed	(124,635,166)
Cash distributions paid	(7,042)
Proceeds from reverse repurchase agreements	244,290,112
Repayment of reverse repurchase agreements	(76,787,635)
Net cash from (used in) financing activities	140,777,505

Net increase (decrease) in cash	-
Cash at beginning of year	-
Cash at end of year	$-

Non cash financing activities not included herein consist of reinvestment of all distributions:	$18,484,712
Cash paid out for interest on reverse repurchase agreements	$109,602

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.02	***	0.04	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.00	) †	(0.00	) †	-		-		-
Total income (loss) from investment operations	0.00	†	0.02		0.04		0.04		0.02
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.02)		(0.04)		(0.04)		(0.02)
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	(0.00	) †	(0.02)		(0.04)		(0.04)		(0.02)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return ^	0.28%		2.33%		4.59%		4.09%		2.09%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$270,497		$291,735		$281,270		$187,991		$90,342
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		0.98%		0.96%		0.98%		0.95%
After expense waiver	0.57%	#	0.78%	#	0.77%	#	0.77%	#	0.77%	#
Net investment income (loss) to average daily net assets	0.28%		2.30%		4.50%		4.11%		2.07%

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.03	***	0.05	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.00	) †	(0.00	) †	-		-		-
Total income (loss) from investment operations	0.00	†	0.03		0.05		0.04		0.02
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.03)		(0.05)		(0.04)		(0.02)
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	(0.00	) †	(0.03)		(0.05)		(0.04)		(0.02)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return ^	0.35%		2.54%		4.81%		4.32%		2.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$197,503		$231,584		$213,690		$111,314		$76,384
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%		0.58%		0.56%		0.58%		0.55%
After expense waiver	0.50%	#	0.58%	##	0.55%	#	0.55%	#	0.55%	##
Net investment income (loss) to average daily net assets	0.38%		2.47%		4.71%		4.31%		2.20%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	0.03	***	0.05	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.00	) †	(0.00	) †	-		-		-
Total income (loss) from investment operations	0.00	†	0.03		0.05		0.04		0.02
Less distributions to shareholders:
From net investment income	(0.00	) †	(0.03)		(0.05)		(0.04)		(0.02)
Tax return of capital	-		(0.00	) †	-		-		-
Total distributions	(0.00	) †	(0.03)		(0.05)		(0.04)		(0.02)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return ^	0.40%		2.64%		4.92%		4.42%		2.42%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$299,832		$323,136		$258,751		$249,221		$214,152
Ratio of expenses to average daily net assets:
Before expense waiver	0.49%		0.48%		0.46%		0.48%		0.45%
After expense waiver	0.45%	#	0.48%	##	0.45%	#	0.45%	#	0.45%	##
Net investment income (loss) to average daily net assets	0.41%		2.55%		4.81%		4.36%		2.36%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short–Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.65		$10.35		$10.23		$10.21		$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.36	***	0.44	***	0.39	***	0.32 ***
Net realized and unrealized gain (loss) on investments	0.93		(0.53)		0.11		0.01		(0.23)
Total income (loss) from investment operations	1.29		(0.17)		0.55		0.40		0.09
Less distributions to shareholders:
From net investment income	(0.46)		(0.53)		(0.43)		(0.38)		(0.37)
From net realized gains	-		-		-		-		(0.03)
Total distributions	(0.46)		(0.53)		(0.43)		(0.38)		(0.40)
Net asset value, end of year	$10.48		$9.65		$10.35		$10.23		$10.21
Total Return ^	13.99%	^^	(1.73%	) ^^	5.55%	^^	4.09%	^^	0.88% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$68,067		$63,490		$64,506		$73,351		$64,617
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		1.00%		1.00%		1.00%		0.99%
After expense waiver	0.94%	#	0.93%	#	0.92%	#	0.92%	#	0.92% #
Net investment income (loss) to average daily net assets	3.67%		3.59%		4.37%		3.91%		3.17%
Portfolio turnover rate	232%		140%		332%		156%		114%

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.68		$10.38		$10.26		$10.23		$10.53
Income (loss) from investment operations:
Net investment income (loss)	0.39	***	0.39	***	0.47	***	0.42	***	0.35 ***
Net realized and unrealized gain (loss) on investments	0.93		(0.53)		0.10		0.02		(0.23)
Total income (loss) from investment operations	1.32		(0.14)		0.57		0.44		0.12
Less distributions to shareholders:
From net investment income	(0.48)		(0.56)		(0.45)		(0.41)		(0.39)
From net realized gains	-		-		-		-		(0.03)
Total distributions	(0.48)		(0.56)		(0.45)		(0.41)		(0.42)
Net asset value, end of year	$10.52		$9.68		$10.38		$10.26		$10.23
Total Return ^	14.19%		(1.35%	)	5.74%		4.41%		1.20%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$114,790		$123,378		$173,954		$174,021		$196,942
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%		0.75%		0.75%		0.75%		0.74%
After expense waiver	0.69%	#	0.68%	#	0.67%	#	0.67%	#	0.67% #
Net investment income (loss) to average daily net assets	4.01%		3.88%		4.60%		4.14%		3.44%
Portfolio turnover rate	232%		140%		332%		156%		114%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short–Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.74	$10.42	$10.30		$10.27		$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.39 ***	0.40 ***	0.48	***	0.43	***	0.36 ***
Net realized and unrealized gain (loss) on investments	0.95	(0.52)	0.10		0.02		(0.24)
Total income (loss) from investment operations	1.34	(0.12)	0.58		0.45		0.12
Less distributions to shareholders:
From net investment income	(0.50)	(0.56)	(0.46)		(0.42)		(0.40)
From net realized gains	-	-	-		-		(0.03)
Total distributions	(0.50)	(0.56)	(0.46)		(0.42)		(0.43)
Net asset value, end of year	$10.58	$9.74	$10.42		$10.30		$10.27
Total Return ^	14.36%	(1.29% )	5.86%		4.48%		1.17%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,552	$34,550	$55,094		$80,419		$68,287
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.60%	0.60%		0.60%		0.59%
After expense waiver	N/A	0.60% ##	0.59%	#	0.59%	#	0.59% ##
Net investment income (loss) to average daily net assets	3.90%	3.95%	4.77%		4.24%		3.48%
Portfolio turnover rate	232%	140%	332%		156%		114%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.79	$10.49	$10.37		$10.34		$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.41 ***	0.40 ***	0.49	***	0.44	***	0.37 ***
Net realized and unrealized gain (loss) on investments	0.94	(0.53)	0.10		0.01		(0.24)
Total income (loss) from investment operations	1.35	(0.13)	0.59		0.45		0.13
Less distributions to shareholders:
From net investment income	(0.50)	(0.57)	(0.47)		(0.42)		(0.40)
From net realized gains	-	-	-		-		(0.03)
Total distributions	(0.50)	(0.57)	(0.47)		(0.42)		(0.43)
Net asset value, end of year	$10.64	$9.79	$10.49		$10.37		$10.34
Total Return ^	14.34%	(1.23% )	5.88%		4.51%		1.33%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$143,114	$153,218	$196,525		$184,830		$157,275
Ratio of expenses to average daily net assets:
Before expense waiver	0.56%	0.55%	0.55%		0.55%		0.54%
After expense waiver	N/A	0.55% ##	0.54%	#	0.54%	#	0.54% ##
Net investment income (loss) to average daily net assets	4.13%	3.97%	4.75%		4.29%		3.54%
Portfolio turnover rate	232%	140%	332%		156%		114%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short–Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.58		$10.31		$10.20		$10.16		$10.47
Income (loss) from investment operations:
Net investment income (loss)	0.33	***	0.33	***	0.39	***	0.36	***	0.24 ***
Net realized and unrealized gain (loss) on investments	0.93		(0.52)		0.12		0.03		(0.19)
Total income (loss) from investment operations	1.26		(0.19)		0.51		0.39		0.05
Less distributions to shareholders:
From net investment income	(0.42)		(0.54)		(0.40)		(0.35)		(0.33)
From net realized gains	-		-		-		-		(0.03)
Total distributions	(0.42)		(0.54)		(0.40)		(0.35)		(0.36)
Net asset value, end of year	$10.42		$9.58		$10.31		$10.20		$10.16
Total Return ^	13.72%	^^	(2.02%	) ^^	5.25%	^^	3.74%	^^	0.62% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,408		$3,426		$4,006		$103		$103
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%		1.30%		1.30%		1.30%		1.29%
After expense waiver	1.24%	#	1.23%	#	1.22%	#	1.22%	#	1.22% #
Net investment income (loss) to average daily net assets	3.38%		3.28%		3.80%		3.61%		2.39%
Portfolio turnover rate	232%		140%		332%		156%		114%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation–Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$9.38		$10.39		$10.19		$10.51	$10.60
Income (loss) from investment operations:
Net investment income (loss)	(0.04	) ***	0.57	***	0.25	***	0.45 ***	0.69 ***
Net realized and unrealized gain (loss) on investments	1.52		(1.04)		0.28		(0.24)	(0.48)
Total income (loss) from investment operations	1.48		(0.47)		0.53		0.21	0.21
Less distributions to shareholders:
From net investment income	(0.73)		(0.54)		(0.33)		(0.52)	(0.29)
From net realized gains	-		-		-		(0.01)	(0.01)
Total distributions	(0.73)		(0.54)		(0.33)		(0.53)	(0.30)
Net asset value, end of year	$10.13		$9.38		$10.39		$10.19	$10.51
Total Return ^	16.40%	^^	(5.00%	) ^^	5.44%	^^	2.07% ^^	1.95% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$38,645		$34,282		$29,868		$20,591	$15,983
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	1.09%		1.04%		1.04%		1.04%	1.04%
After expense waiver‡‡	0.99%	#	0.94%	#	1.00%	#	N/A	N/A
Interest expense to average daily net assets‡‡‡	0.07%		N/A		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.45%	)	5.46%		2.52%		4.50%	6.52%
Portfolio turnover rate	35%		17%		17%		4%	7%

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$9.47		$10.49		$10.28		$10.59	$10.66
Income (loss) from investment operations:
Net investment income (loss)	(0.05	) ***	0.59	***	0.45	***	0.46 ***	0.46 ***
Net realized and unrealized gain (loss) on investments	1.56		(1.06)		0.11		(0.23)	(0.23)
Total income (loss) from investment operations	1.51		(0.47)		0.56		0.23	0.23
Less distributions to shareholders:
From net investment income	(0.73)		(0.55)		(0.35)		(0.53)	(0.29)
From net realized gains	-		-		-		(0.01)	(0.01)
Total distributions	(0.73)		(0.55)		(0.35)		(0.54)	(0.30)
Net asset value, end of year	$10.25		$9.47		$10.49		$10.28	$10.59
Total Return ^	16.63%		(4.92%	)	5.68%		2.29%	2.22%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$36,760		$36,903		$63,394		$5,232	$4,977
Net expenses to average daily net assets‡‡	0.82%		0.79%		0.79%		0.79%	0.79%
Interest expense to average daily net assets‡‡‡	0.07%		N/A		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.54%	)	5.56%		4.50%		4.52%	4.32%
Portfolio turnover rate	35%		17%		17%		4%	7%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
‡‡ Excludes interest expense.

‡‡‡

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation–Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$9.50		$10.52	$10.31	$10.61	$10.67
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	0.61 ***	0.30 ***	0.49 ***	0.56 ***
Net realized and unrealized gain (loss) on investments	1.55		(1.06)	0.28	(0.23)	(0.31)
Total income (loss) from investment operations	1.53		(0.45)	0.58	0.26	0.25
Less distributions to shareholders:
From net investment income	(0.76)		(0.57)	(0.37)	(0.55)	(0.30)
From net realized gains	-		(0.00)	-	(0.01)	(0.01)
Total distributions	(0.76)		(0.57)	(0.37)	(0.56)	(0.31)
Net asset value, end of year	$10.27		$9.50	$10.52	$10.31	$10.61
Total Return ^	16.74%		(4.77% )	5.85%	2.53%	2.32%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$96,117		$71,147	$71,072	$85,267	$79,985
Net expenses to average daily net assets‡‡	0.64%		0.64%	0.64%	0.64%	0.64%
Interest expense to average daily net assets‡‡‡	0.07%		N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.23%	)	5.76%	3.01%	4.81%	5.27%
Portfolio turnover rate	35%		17%	17%	4%	7%

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$9.51		$10.53	$10.33	$10.63	$10.68
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	0.62 ***	0.32 ***	0.50 ***	0.56 ***
Net realized and unrealized gain (loss) on investments	1.58		(1.06)	0.26	(0.23)	(0.30)
Total income (loss) from investment operations	1.55		(0.44)	0.58	0.27	0.26
Less distributions to shareholders:
From net investment income	(0.77)		(0.58)	(0.38)	(0.56)	(0.30)
From net realized gains	-		-	-	(0.01)	(0.01)
Total distributions	(0.77)		(0.58)	(0.38)	(0.57)	(0.31)
Net asset value, end of year	$10.29		$9.51	$10.53	$10.33	$10.63
Total Return ^	16.82%		(4.58% )	5.86%	2.63%	2.49%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$92,457		$111,763	$196,517	$197,648	$141,438
Net expenses to average daily net assets‡‡	0.54%		0.54%	0.54%	0.54%	0.54%
Interest expense to average daily net assets‡‡‡	0.07%		N/A	N/A	N/A	N/A
Net investment income (loss) to average daily net assets	(0.27%	)	5.85%	3.18%	4.95%	5.24%
Portfolio turnover rate	35%		17%	17%	4%	7%

*** Per share amount calculated on the average shares method.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

‡‡ Excludes interest expense.

‡‡‡

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation–Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$9.43		$10.44		$10.25		$10.55	$10.61
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	0.54	***	0.22	***	0.41 ***	0.48 ***
Net realized and unrealized gain (loss) on investments	1.49		(1.05)		0.29		(0.23)	(0.31)
Total income (loss) from investment operations	1.46		(0.51)		0.51		0.18	0.17
Less distributions to shareholders:
From net investment income	(0.69)		(0.50)		(0.32)		(0.47)	(0.22)
From net realized gains	-		-		-		(0.01)	(0.01)
Total distributions	(0.69)		(0.50)		(0.32)		(0.48)	(0.23)
Net asset value, end of year	$10.20		$9.43		$10.44		$10.25	$10.55
Total Return ^	16.05%	^^	(5.32%	) ^^	5.17%	^^	1.77% ^^	1.60% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$260		$185		$234		$212	$113
Ratio of expenses to average daily net assets:
Before expense waiver‡‡	1.41%		1.34%		1.34%		1.35%	1.34%
After expense waiver‡‡	1.31%	#	1.24%	#	1.30%	#	N/A	N/A
Interest expense to average daily net assets‡‡‡	0.07%		N/A		N/A		N/A	N/A
Net investment income (loss) to average daily net assets	(0.29%	)	5.13%		2.24%		4.00%	4.49%
Portfolio turnover rate	35%		17%		17%		4%	7%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
‡‡ Excludes interest expense.

‡‡‡

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses in the Statement of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statement of Operations.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.99	$10.97		$10.87		$10.88		$10.88
Income (loss) from investment operations:
Net investment income (loss)	0.40 ***	0.43	***	0.47	***	0.44	***	0.39 ***
Net realized and unrealized gain (loss) on investments	1.32	(0.83)		0.08		0.02		(0.32)
Total income (loss) from investment operations	1.72	(0.40)		0.55		0.46		0.07
Less distributions to shareholders:
From net investment income	(0.55)	(0.58)		(0.45)		(0.47)		(0.07)
From net realized gains	(0.09)	-		-		-		-
Total distributions	(0.64)	(0.58)		(0.45)		(0.47)		(0.07)
Net asset value, end of year	$11.07	$9.99		$10.97		$10.87		$10.88
Total Return ^	18.13% ^^	(3.90%	) ^^	5.23%	^^	4.31%	^^	0.64% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$179,142	$164,141		$183,196		$217,383		$239,708
Ratio of expenses to average daily net assets:
Before expense waiver	1.05%	1.04%		1.04%		1.04%		1.03%
After expense waiver	0.97% #	0.96%	#	0.96%	#	0.96%	#	0.95% #
Net investment income (loss) to average daily net assets	3.88%	4.06%		4.39%		4.13%		3.62%
Portfolio turnover rate	333%	263%		394%		197%		219%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$10.06	$11.04		$10.94		$10.95		$10.94
Income (loss) from investment operations:
Net investment income (loss)	0.43 ***	0.47	***	0.50	***	0.47	***	0.42 ***
Net realized and unrealized gain (loss) on investments	1.33	(0.84)		0.08		0.01		(0.33)
Total income (loss) from investment operations	1.76	(0.37)		0.58		0.48		0.09
Less distributions to shareholders:
From net investment income	(0.58)	(0.61)		(0.48)		(0.49)		(0.08)
From net realized gains	(0.09)	-		-		-		-
Total distributions	(0.67)	(0.61)		(0.48)		(0.49)		(0.08)
Net asset value, end of year	$11.15	$10.06		$11.04		$10.94		$10.95
Total Return ^	18.41%	(3.63%	)	5.49%		4.55%		0.79%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$211,250	$249,701		$368,954		$425,017		$385,684
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%	0.79%		0.79%		0.79%		0.79%
After expense waiver	0.72% #	0.71%	#	0.71%	#	0.71%	#	0.71% #
Net investment income (loss) to average daily net assets	4.19%	4.34%		4.64%		4.37%		3.86%
Portfolio turnover rate	333%	263%		394%		197%		219%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$10.12	$11.08	$10.98		$10.99		$10.97
Income (loss) from investment operations:
Net investment income (loss)	0.44 ***	0.48 ***	0.51	***	0.48	***	0.43 ***
Net realized and unrealized gain (loss) on investments	1.32	(0.83)	0.08		0.01		(0.33)
Total income (loss) from investment operations	1.76	(0.35)	0.59		0.49		0.10
Less distributions to shareholders:
From net investment income	(0.58)	(0.61)	(0.49)		(0.50)		(0.08)
From net realized gains	(0.09)	-	-		-		-
Total distributions	(0.67)	(0.61)	(0.49)		(0.50)		(0.08)
Net asset value, end of year	$11.21	$10.12	$11.08		$10.98		$10.99
Total Return ^	18.40%	(3.36% )	5.56%		4.60%		0.90%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$144,757	$160,857	$202,008		$212,477		$214,159
Ratio of expenses to average daily net assets:
Before expense waiver	0.65%	0.64%	0.64%		0.64%		0.64%
After expense waiver	N/A	0.64% ##	0.64%	##	0.64%	##	0.64% ##
Net investment income (loss) to average daily net assets	4.24%	4.41%	4.71%		4.44%		3.93%
Portfolio turnover rate	333%	263%	394%		197%		219%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$10.16	$11.14	$11.04		$11.04		$11.02
Income (loss) from investment operations:
Net investment income (loss)	0.45 ***	0.48 ***	0.52	***	0.48	***	0.44 ***
Net realized and unrealized gain (loss) on investments	1.33	(0.84)	0.07		0.03		(0.34)
Total income (loss) from investment operations	1.78	(0.36)	0.59		0.51		0.10
Less distributions to shareholders:
From net investment income	(0.59)	(0.62)	(0.49)		(0.51)		(0.08)
From net realized gains	(0.09)	-	-		-		-
Total distributions	(0.68)	(0.62)	(0.49)		(0.51)		(0.08)
Net asset value, end of year	$11.26	$10.16	$11.14		$11.04		$11.04
Total Return ^	18.53%	(3.48% )	5.57%		4.64%		1.00%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$650,768	$628,314	$779,239		$861,000		$828,275
Ratio of expenses to average daily net assets:
Before expense waiver	0.60%	0.59%	0.59%		0.59%		0.59%
After expense waiver	N/A	0.59% ##	0.59%	##	0.59%	##	0.59% ##
Net investment income (loss) to average daily net assets	4.26%	4.43%	4.77%		4.49%		3.98%
Portfolio turnover rate	333%	263%	394%		197%		219%

*** Per share amount calculated on the average shares method.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.95		$10.92		$10.73		$10.76		$10.79
Income (loss) from investment operations:
Net investment income (loss)	0.36	***	0.43	***	0.42	***	0.40	***	0.36	***
Net realized and unrealized gain (loss) on investments	1.34		(0.83)		0.09		0.00	†	(0.33)
Total income (loss) from investment operations	1.70		(0.40)		0.51		0.40		0.03
Less distributions to shareholders:
From net investment income	(0.33)		(0.57)		(0.32)		(0.43)		(0.06)
From net realized gains	(0.09)		-		-		-		-
Total distributions	(0.42)		(0.57)		(0.32)		(0.43)		(0.06)
Net asset value, end of year	$11.23		$9.95		$10.92		$10.73		$10.76
Total Return ^	17.65%	^^	(3.86%	) ^^	4.91%	^^	3.86%	^^	0.30%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$714		$344		$4,244		$377		$1,367
Ratio of expenses to average daily net assets:
Before expense waiver	1.37%		1.37%		1.36%		1.36%		1.36%
After expense waiver	1.29%	#	1.28%	#	1.28%	#	1.28%	#	1.28%	#
Net investment income (loss) to average daily net assets	3.46%		4.04%		3.89%		3.77%		3.30%
Portfolio turnover rate	333%		263%		394%		197%		219%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.72	$10.97		$10.85		$10.75		$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.37 ***	0.45	***	0.48	***	0.44	***	0.39 ***
Net realized and unrealized gain (loss) on investments	1.28	(1.09)		0.09		0.05		(0.30)
Total income (loss) from investment operations	1.65	(0.64)		0.57		0.49		0.09
Less distributions to shareholders:
From net investment income	(0.59)	(0.57)		(0.45)		(0.39)		(0.36)
From net realized gains	(0.02)	(0.04)		-		-		(0.05)
Total distributions	(0.61)	(0.61)		(0.45)		(0.39)		(0.41)
Net asset value, end of year	$10.76	$9.72		$10.97		$10.85		$10.75
Total Return ^	17.93% ^^	(6.16%	) ^^	5.40%	^^	4.72%	^^	0.83% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$44,121	$36,268		$44,028		$33,904		$38,218
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%	1.16%		1.16%		1.15%		1.15%
After expense waiver	1.01% #	1.00%	#	0.99%	#	0.99%	#	0.99% #
Net investment income (loss) to average daily net assets	3.75%	4.27%		4.52%		4.13%		3.61%
Portfolio turnover rate	322%	282%		427%		208%		137%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.67	$10.91		$10.80		$10.71		$11.02
Income (loss) from investment operations:
Net investment income (loss)	0.42 ***	0.47	***	0.50	***	0.48	***	0.41 ***
Net realized and unrealized gain (loss) on investments	1.25	(1.08)		0.08		0.03		(0.29)
Total income (loss) from investment operations	1.67	(0.61)		0.58		0.51		0.12
Less distributions to shareholders:
From net investment income	(0.62)	(0.59)		(0.47)		(0.42)		(0.38)
From net realized gains	(0.02)	(0.04)		-		-		(0.05)
Total distributions	(0.64)	(0.63)		(0.47)		(0.42)		(0.43)
Net asset value, end of year	$10.70	$9.67		$10.91		$10.80		$10.71
Total Return ^	18.21%	(5.94%	)	5.60%		4.91%		1.13%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$132,257	$130,078		$191,936		$237,088		$138,848
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%	0.92%		0.92%		0.91%		0.91%
After expense waiver	0.77% #	0.76%	#	0.75%	#	0.75%	#	0.75% #
Net investment income (loss) to average daily net assets	4.29%	4.53%		4.73%		4.54%		3.84%
Portfolio turnover rate	322%	282%		427%		208%		137%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.72	$10.97	$10.85		$10.76		$11.07
Income (loss) from investment operations:
Net investment income (loss)	0.43 ***	0.48 ***	0.48	***	0.46	***	0.43 ***
Net realized and unrealized gain (loss) on investments	1.24	(1.10)	0.11		0.05		(0.31)
Total income (loss) from investment operations	1.67	(0.62)	0.59		0.51		0.12
Less distributions to shareholders:
From net investment income	(0.62)	(0.59)	(0.47)		(0.42)		(0.38)
From net realized gains	(0.02)	(0.04)	-		-		(0.05)
Total distributions	(0.64)	(0.63)	(0.47)		(0.42)		(0.43)
Net asset value, end of year	$10.75	$9.72	$10.97		$10.85		$10.76
Total Return ^	18.18%	(5.97% )	5.68%		4.91%		1.15%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,473	$26,651	$51,537		$11,218		$10,329
Ratio of expenses to average daily net assets:
Before expense waiver	0.76%	0.76%	0.76%		0.75%		0.75%
After expense waiver	N/A	0.75% #	0.74%	#	0.74%	#	0.74% #
Net investment income (loss) to average daily net assets	4.28%	4.54%	4.48%		4.34%		4.00%
Portfolio turnover rate	322%	282%	427%		208%		137%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.69	$11.01	$10.89		$10.79		$11.10
Income (loss) from investment operations:
Net investment income (loss)	0.44 ***	0.48 ***	0.51	***	0.47	***	0.44 ***
Net realized and unrealized gain (loss) on investments	1.24	(1.17)	0.09		0.06		(0.31)
Total income (loss) from investment operations	1.68	(0.69)	0.60		0.53		0.13
Less distributions to shareholders:
From net investment income	(0.62)	(0.59)	(0.48)		(0.43)		(0.39)
From net realized gains	(0.02)	(0.04)	-		-		(0.05)
Total distributions	(0.64)	(0.63)	(0.48)		(0.43)		(0.44)
Net asset value, end of year	$10.73	$9.69	$11.01		$10.89		$10.79
Total Return ^	18.21%	(6.51% )	5.69%		5.06%		1.10%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$82,961	$146,819	$213,606		$210,289		$157,993
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.71%	0.71%		0.70%		0.70%
After expense waiver	N/A	0.70% #	0.69%	#	0.69%	#	0.69% #
Net investment income (loss) to average daily net assets	4.42%	4.56%	4.80%		4.40%		4.06%
Portfolio turnover rate	322%	282%	427%		208%		137%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$9.60		$10.84		$10.73		$10.65		$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.34	***	0.41	***	0.44	***	0.41	***	0.36 ***
Net realized and unrealized gain (loss) on investments	1.26		(1.07)		0.08		0.04		(0.30)
Total income (loss) from investment operations	1.60		(0.66)		0.52		0.45		0.06
Less distributions to shareholders:
From net investment income	(0.56)		(0.54)		(0.41)		(0.37)		(0.32)
From net realized gains	(0.02)		(0.04)		-		-		(0.05)
Total distributions	(0.58)		(0.58)		(0.41)		(0.37)		(0.37)
Net asset value, end of year	$10.62		$9.60		$10.84		$10.73		$10.65
Total Return ^	17.54%	^^	(6.44%	) ^^	5.04%	^^	4.35%	^^	0.56% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,683		$1,491		$1,608		$1,238		$1,245
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.46%		1.46%		1.45%		1.45%
After expense waiver	1.31%	#	1.30%	#	1.29%	#	1.29%	#	1.29% #
Net investment income (loss) to average daily net assets	3.50%		3.98%		4.19%		3.95%		3.33%
Portfolio turnover rate	322%		282%		427%		208%		137%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$7.89	$10.89		$10.85	$10.64	$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.63 ***	0.73	***	0.80 ***	0.76 ***	0.74 ***
Net realized and unrealized gain (loss) on investments	1.07	(2.92)		(0.11)	0.21	(0.37)
Total income (loss) from investment operations	1.70	(2.19)		0.69	0.97	0.37
Less distributions to shareholders:
From net investment income	(0.92)	(0.78)		(0.63)	(0.71)	(0.12)
From net realized gains	-	(0.03)		(0.02)	(0.05)	-
Total distributions	(0.92)	(0.81)		(0.65)	(0.76)	(0.12)
Net asset value, end of year	$8.67	$7.89		$10.89	$10.85	$10.64
Total Return ^	25.11% ^^	(21.44%	) ^^	6.53% ^^	9.64% ^^	3.56% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$35,953	$23,752		$32,164	$15,895	$5,660
Ratio of expenses to average daily net assets:
Before expense waiver	1.15%	1.14%		1.14%	1.15%	1.16%
After expense waiver	N/A	N/A		N/A	1.15% ##	1.15% #
Net investment income (loss) to average daily net assets	8.22%	7.69%		7.42%	7.24%	6.98%
Portfolio turnover rate	101%	87%		93%	61%	59%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$7.93	$10.94		$10.89	$10.67	$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.65 ***	0.76	***	0.83 ***	0.79 ***	0.76 ***
Net realized and unrealized gain (loss) on investments	1.07	(2.94)		(0.10)	0.20	(0.36)
Total income (loss) from investment operations	1.72	(2.18)		0.73	0.99	0.40
Less distributions to shareholders:
From net investment income	(0.93)	(0.80)		(0.66)	(0.72)	(0.12)
From net realized gains	-	(0.03)		(0.02)	(0.05)	-
Total distributions	(0.93)	(0.83)		(0.68)	(0.77)	(0.12)
Net asset value, end of year	$8.72	$7.93		$10.94	$10.89	$10.67
Total Return ^	25.46%	(21.19%	)	6.73%	9.97%	3.78%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,391	$2,990		$5,135	$2,515	$369
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	0.89%		0.88%	0.90%	0.91%
After expense waiver	N/A	N/A		N/A	0.90% ##	0.90% #
Net investment income (loss) to average daily net assets	8.47%	7.93%		7.67%	7.53%	7.18%
Portfolio turnover rate	101%	87%		93%	61%	59%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$7.97	$10.99	$10.93	$10.67	$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.67 ***	0.78 ***	0.85 ***	0.80 ***	0.77 ***
Net realized and unrealized gain (loss) on investments	1.07	(2.96)	(0.11)	0.22	(0.37)
Total income (loss) from investment operations	1.74	(2.18)	0.74	1.02	0.40
Less distributions to shareholders:
From net investment income	(0.94)	(0.81)	(0.66)	(0.71)	(0.12)
From net realized gains	-	(0.03)	(0.02)	(0.05)	-
Total distributions	(0.94)	(0.84)	(0.68)	(0.76)	(0.12)
Net asset value, end of year	$8.77	$7.97	$10.99	$10.93	$10.67
Total Return ^	25.59%	(21.10% )	6.85%	10.15%	3.92%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$65,222	$77,447	$105,706	$79,691	$64,235
Ratio of expenses to average daily net assets:
Before expense waiver	0.75%	0.74%	0.73%	0.75%	0.75%
After expense waiver	N/A	N/A	N/A	0.75% ##	0.75% ##
Net investment income (loss) to average daily net assets	8.59%	8.10%	7.80%	7.59%	7.29%
Portfolio turnover rate	101%	87%	93%	61%	59%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$7.97	$10.98	$10.92	$10.67	$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.67 ***	0.78 ***	0.85 ***	0.80 ***	0.78 ***
Net realized and unrealized gain (loss) on investments	1.07	(2.94)	(0.11)	0.22	(0.37)
Total income (loss) from investment operations	1.74	(2.16)	0.74	1.02	0.41
Less distributions to shareholders:
From net investment income	(0.96)	(0.82)	(0.66)	(0.72)	(0.13)
From net realized gains	-	(0.03)	(0.02)	(0.05)	-
Total distributions	(0.96)	(0.85)	(0.68)	(0.77)	(0.13)
Net asset value, end of year	$8.75	$7.97	$10.98	$10.92	$10.67
Total Return ^	25.68%	(21.03% )	6.98%	10.17%	3.96%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$74,817	$45,375	$53,406	$32,625	$24,644
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%	0.69%	0.68%	0.70%	0.70%
After expense waiver	N/A	N/A	N/A	0.70% ##	0.70% ##
Net investment income (loss) to average daily net assets	8.66%	8.14%	7.86%	7.65%	7.37%
Portfolio turnover rate	101%	87%	93%	61%	59%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$7.88		$10.88		$10.87	$10.62		$10.39
Income (loss) from investment operations:
Net investment income (loss)	0.61	***	0.73	***	0.77 ***	0.75	***	0.70	***
Net realized and unrealized gain (loss) on investments	1.09		(2.95)		(0.11)	0.18		(0.36)
Total income (loss) from investment operations	1.70		(2.22)		0.66	0.93		0.34
Less distributions to shareholders:
From net investment income	(0.83)		(0.75)		(0.63)	(0.63)		(0.11)
From net realized gains	-		(0.03)		(0.02)	(0.05)		-
Total distributions	(0.83)		(0.78)		(0.65)	(0.68)		(0.11)
Net asset value, end of year	$8.75		$7.88		$10.88	$10.87		$10.62
Total Return ^	24.87%	^^	(21.67%	) ^^	6.08% ^^	9.29%	^^	3.25%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$723		$525		$1,949	$1,963		$109
Ratio of expenses to average daily net assets:
Before expense waiver	1.45%		1.44%		1.43%	1.45%		1.45%
After expense waiver	N/A		N/A		N/A	1.45%	##	1.45%	##
Net investment income (loss) to average daily net assets	7.93%		7.50%		7.11%	7.10%		6.60%
Portfolio turnover rate	101%		87%		93%	61%		59%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L
	Year Ended 10/31/09	Period Ended 10/31/08+		Year Ended 10/31/09	Period Ended 10/31/08+
Net asset value, beginning of period	$9.70	$10.00		$9.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27 ***	0.27	***	0.28 ***	0.30	***
Net realized and unrealized gain (loss) on investments	1.48	(0.57)		1.50	(0.58)
Total income (loss) from investment operations	1.75	(0.30)		1.78	(0.28)
Less distributions to shareholders:
From net investment income	(1.15)	-		(1.17)	-
Tax return of capital	(0.05)	-		(0.05)	-
Total distributions	(1.20)	-		(1.22)	-
Net asset value, end of period	$10.25	$9.70		$10.28	$9.72
Total Return ^	18.86% ^^	(3.00%	) **^^	19.17%	(2.80%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$610	$200		$116	$97
Ratio of expenses to average daily net assets:
Before expense waiver	1.62%	1.48%	*	1.37%	1.23%	*
After expense waiver	1.20% #	1.20%	*#	0.95% #	0.95%	*#
Net investment income (loss) to average daily net assets	2.78%	3.01%	*	2.98%	3.29%	*
Portfolio turnover rate	59%	53%	**	59%	53%	**

	Class Y			Class S
	Year Ended 10/31/09	Period Ended 10/31/08+		Year Ended 10/31/09	Period Ended 10/31/08+
Net asset value, beginning of period	$9.73	$10.00		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.30 ***	0.31	***	0.31 ***	0.32	***
Net realized and unrealized gain (loss) on investments	1.51	(0.58)		1.50	(0.59)
Total income (loss) from investment operations	1.81	(0.27)		1.81	(0.27)
Less distributions to shareholders:
From net investment income	(1.19)	-		(1.19)	-
Tax return of capital	(0.05)	-		(0.05)	-
Total distributions	(1.24)	-		(1.24)	-
Net asset value, end of period	$10.30	$9.73		$10.30	$9.73
Total Return ^	19.45%	(2.70%	) **	19.49%	(2.70%	) **
Ratios / Supplemental Data:
Net assets, end of period (000's)	$116	$97		$27,894	$23,913
Ratio of expenses to average daily net assets:
Before expense waiver	1.22%	1.08%	*	1.12%	0.98%	*
After expense waiver	0.80% #	0.80%	*#	0.75% #	0.75%	*#
Net investment income (loss) to average daily net assets	3.13%	3.44%	*	3.20%	3.49%	*
Portfolio turnover rate	59%	53%	**	59%	53%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 20, 2007 (commencement of operations) through October 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Period Ended 10/31/08+
Net asset value, beginning of period	$9.67		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.25	***
Net realized and unrealized gain (loss) on investments	1.50		(0.58)
Total income (loss) from investment operations	1.73		(0.33)
Less distributions to shareholders:
From net investment income	(1.12)		-
Tax return of capital	(0.05)		-
Total distributions	(1.17)		-
Net asset value, end of period	$10.23		$9.67
Total Return ^	18.59%	^^	(3.30%	) **^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$115		$97
Ratio of expenses to average daily net assets:
Before expense waiver	1.92%		1.78%	*
After expense waiver	1.50%	#	1.50%	*#
Net investment income (loss) to average daily net assets	2.43%		2.73%	*
Portfolio turnover rate	59%		53%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 20, 2007 (commencement of operations) through October 31, 2008.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$7.98		$11.07		$10.31		$9.45		$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.18	***	0.19	***	0.24	***	0.20	***	0.17	***
Net realized and unrealized gain (loss) on investments	0.88		(2.86)		0.75		0.87		0.36
Total income (loss) from investment operations	1.06		(2.67)		0.99		1.07		0.53
Less distributions to shareholders:
From net investment income	(0.23)		(0.25)		(0.23)		(0.21)		(0.18)
From net realized gains	-		(0.17)		-		-		-
Total distributions	(0.23)		(0.42)		(0.23)		(0.21)		(0.18)
Net asset value, end of year	$8.81		$7.98		$11.07		$10.31		$9.45
Total Return ^	13.82%	^^	(25.01%	) ^^	9.76%	^^	11.47%	^^	5.84%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$7,265		$7,972		$11,595		$9,378		$7,838
Ratio of expenses to average daily net assets:
Before expense waiver	1.20%		1.25%		1.20%		1.21%		1.17%
After expense waiver	1.18%	#	1.23%	#	1.16%	#	1.16%	#	1.16%	#
Net investment income (loss) to average daily net assets	2.29%		1.94%		2.23%		2.04%		1.84%
Portfolio turnover rate	215%		184%		194%		150%		139%

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$8.09		$11.22		$10.44		$9.55		$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.22	***	0.27	***	0.23	***	0.20	***
Net realized and unrealized gain (loss) on investments	0.90		(2.91)		0.76		0.88		0.36
Total income (loss) from investment operations	1.09		(2.69)		1.03		1.11		0.56
Less distributions to shareholders:
From net investment income	(0.26)		(0.27)		(0.25)		(0.22)		(0.19)
From net realized gains	-		(0.17)		-		-		-
Total distributions	(0.26)		(0.44)		(0.25)		(0.22)		(0.19)
Net asset value, end of year	$8.92		$8.09		$11.22		$10.44		$9.55
Total Return ^	14.05%		(24.84%	)	10.04%		11.86%		6.02%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,078		$1,785		$2,418		$2,195		$2,119
Ratio of expenses to average daily net assets:
Before expense waiver	0.95%		1.00%		0.95%		0.96%		0.92%
After expense waiver	0.93%	#	0.98%	#	0.91%	#	0.91%	#	0.91%	#
Net investment income (loss) to average daily net assets	2.44%		2.18%		2.48%		2.29%		2.14%
Portfolio turnover rate	215%		184%		194%		150%		139%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$8.37		$11.59	$10.77		$9.86		$9.48
Income (loss) from investment operations:
Net investment income (loss)	0.21	***	0.24 ***	0.29	***	0.25	***	0.22	***
Net realized and unrealized gain (loss) on investments	0.93		(3.00)	0.79		0.90		0.38
Total income (loss) from investment operations	1.14		(2.76)	1.08		1.15		0.60
Less distributions to shareholders:
From net investment income	(0.27)		(0.29)	(0.26)		(0.24)		(0.22)
From net realized gains	-		(0.17)	-		-		-
Total distributions	(0.27)		(0.46)	(0.26)		(0.24)		(0.22)
Net asset value, end of year	$9.24		$8.37	$11.59		$10.77		$9.86
Total Return ^	14.20%		(24.71% )	10.25%		11.90%		6.31%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$2,061		$1,911	$2,597		$2,119		$1,923
Ratio of expenses to average daily net assets:
Before expense waiver	0.80%		0.85%	0.80%		0.81%		0.77%
After expense waiver	0.78%	#	0.83% #	0.76%	#	0.76%	#	0.76%	#
Net investment income (loss) to average daily net assets	2.58%		2.33%	2.63%		2.44%		2.26%
Portfolio turnover rate	215%		184%	194%		150%		139%

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$8.12		$11.26	$10.47		$9.59		$9.22
Income (loss) from investment operations:
Net investment income (loss)	0.23	***	0.25 ***	0.30	***	0.26	***	0.23	***
Net realized and unrealized gain (loss) on investments	0.89		(2.91)	0.77		0.88		0.37
Total income (loss) from investment operations	1.12		(2.66)	1.07		1.14		0.60
Less distributions to shareholders:
From net investment income	(0.29)		(0.31)	(0.28)		(0.26)		(0.23)
From net realized gains	-		(0.17)	-		-		-
Total distributions	(0.29)		(0.48)	(0.28)		(0.26)		(0.23)
Net asset value, end of year	$8.95		$8.12	$11.26		$10.47		$9.59
Total Return ^	14.41%		(24.61% )	10.42%		12.12%		6.43%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$108,844		$111,174	$180,719		$207,263		$231,935
Ratio of expenses to average daily net assets:
Before expense waiver	0.64%		0.69%	0.64%		0.65%		0.61%
After expense waiver	0.62%	#	0.67% #	0.60%	#	0.60%	#	0.60%	#
Net investment income (loss) to average daily net assets	2.83%		2.50%	2.80%		2.61%		2.43%
Portfolio turnover rate	215%		184%	194%		150%		139%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$7.90		$10.97		$10.21		$9.37		$9.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.16	***	0.20	***	0.18	***	0.15	***
Net realized and unrealized gain (loss) on investments	0.88		(2.84)		0.75		0.84		0.34
Total income (loss) from investment operations	1.03		(2.68)		0.95		1.02		0.49
Less distributions to shareholders:
From net investment income	(0.21)		(0.22)		(0.19)		(0.18)		(0.12)
From net realized gains	-		(0.17)		-		-		-
Total distributions	(0.21)		(0.39)		(0.19)		(0.18)		(0.12)
Net asset value, end of year	$8.72		$7.90		$10.97		$10.21		$9.37
Total Return ^	13.49%	^^	(25.29%	) ^^	9.48%	^^	11.03%	^^	5.49%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$117		$106		$147		$137		$416
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%		1.56%		1.51%		1.52%		1.48%
After expense waiver	1.49%	#	1.54%	#	1.47%	#	1.47%	#	1.47%	#
Net investment income (loss) to average daily net assets	1.89%		1.63%		1.92%		1.81%		1.60%
Portfolio turnover rate	215%		184%		194%		150%		139%

*** Per share amount calculated on the average shares method.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$10.76	$20.67		$18.72	$16.82	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.17	***	0.14 ***	0.16 ***	0.22 ***
Net realized and unrealized gain (loss) on investments	1.60	(7.74)		2.94	2.07	0.82
Total income (loss) from investment operations	1.80	(7.57)		3.08	2.23	1.04
Less distributions to shareholders:
From net investment income	(0.17)	(0.16)		(0.80)	(0.24)	(0.09)
From net realized gains	-	(2.18)		(0.33)	(0.09)	-
Total distributions	(0.17)	(2.34)		(1.13)	(0.33)	(0.09)
Net asset value, end of year	$12.39	$10.76		$20.67	$18.72	$16.82
Total Return ^	17.27% ^^	(40.92%	) ^^	17.21% ^^	13.45% ^^	6.52% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$15,490	$13,721		$27,778	$24,149	$15,932
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.10%		1.10%	1.10%	1.09%
After expense waiver	N/A	N/A		N/A	1.10% ##	N/A
Net investment income (loss) to average daily net assets	1.88%	1.07%		0.72%	0.93%	1.32%
Portfolio turnover rate	138%	156%		151%	157%	53%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$10.82	$20.76		$18.78	$16.86	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.23 ***	0.22	***	0.20 ***	0.24 ***	0.28 ***
Net realized and unrealized gain (loss) on investments	1.60	(7.77)		2.94	2.04	0.80
Total income (loss) from investment operations	1.83	(7.55)		3.14	2.28	1.08
Less distributions to shareholders:
From net investment income	(0.21)	(0.21)		(0.83)	(0.27)	(0.09)
From net realized gains	-	(2.18)		(0.33)	(0.09)	-
Total distributions	(0.21)	(2.39)		(1.16)	(0.36)	(0.09)
Net asset value, end of year	$12.44	$10.82		$20.76	$18.78	$16.86
Total Return ^	17.57%	(40.71%	)	17.55%	13.76%	6.82%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$26,776	$33,000		$78,980	$77,697	$121,377
Ratio of expenses to average daily net assets:
Before expense waiver	0.83%	0.81%		0.81%	0.81%	0.80%
After expense waiver	N/A	N/A		N/A	0.81% ##	N/A
Net investment income (loss) to average daily net assets	2.16%	1.37%		1.01%	1.36%	1.66%
Portfolio turnover rate	138%	156%		151%	157%	53%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$10.82	$20.76	$18.80	$16.87	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.24 ***	0.23 ***	0.22 ***	0.24 ***	0.30 ***
Net realized and unrealized gain (loss) on investments	1.60	(7.76)	2.94	2.07	0.80
Total income (loss) from investment operations	1.84	(7.53)	3.16	2.31	1.10
Less distributions to shareholders:
From net investment income	(0.23)	(0.23)	(0.87)	(0.29)	(0.10)
From net realized gains	-	(2.18)	(0.33)	(0.09)	-
Total distributions	(0.23)	(2.41)	(1.20)	(0.38)	(0.10)
Net asset value, end of year	$12.43	$10.82	$20.76	$18.80	$16.87
Total Return ^	17.69%	(40.63% )	17.63%	13.89%	6.97%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$1,021	$1,727	$4,389	$3,400	$3,147
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	0.70%	0.70%	0.70%	0.69%
After expense waiver	N/A	N/A	N/A	0.70% ##	N/A
Net investment income (loss) to average daily net assets	2.28%	1.46%	1.12%	1.38%	1.78%
Portfolio turnover rate	138%	156%	151%	157%	53%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$10.83	$20.78	$18.81	$16.89	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.25 ***	0.25 ***	0.24 ***	0.26 ***	0.32 ***
Net realized and unrealized gain (loss) on investments	1.60	(7.77)	2.94	2.06	0.80
Total income (loss) from investment operations	1.85	(7.52)	3.18	2.32	1.12
Less distributions to shareholders:
From net investment income	(0.25)	(0.25)	(0.88)	(0.31)	(0.10)
From net realized gains	-	(2.18)	(0.33)	(0.09)	-
Total distributions	(0.25)	(2.43)	(1.21)	(0.40)	(0.10)
Net asset value, end of year	$12.43	$10.83	$20.78	$18.81	$16.89
Total Return ^	17.81%	(40.58% )	17.78%	14.00%	7.05%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$179,373	$176,805	$388,559	$370,894	$393,965
Ratio of expenses to average daily net assets:
Before expense waiver	0.62%	0.60%	0.60%	0.60%	0.59%
After expense waiver	N/A	N/A	N/A	0.60% ##	N/A
Net investment income (loss) to average daily net assets	2.41%	1.57%	1.22%	1.51%	1.89%
Portfolio turnover rate	138%	156%	151%	157%	53%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$10.74		$20.51		$18.68	$16.78		$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.17	***	0.12	***	0.06 ***	0.04	***	0.19	***
Net realized and unrealized gain (loss) on investments	1.61		(7.71)		2.91	2.12		0.79
Total income (loss) from investment operations	1.78		(7.59)		2.97	2.16		0.98
Less distributions to shareholders:
From net investment income	(0.14)		-		(0.81)	(0.17)		(0.07)
From net realized gains	-		(2.18)		(0.33)	(0.09)		-
Total distributions	(0.14)		(2.18)		(1.14)	(0.26)		(0.07)
Net asset value, end of year	$12.38		$10.74		$20.51	$18.68		$16.78
Total Return ^	16.95%	^^	(41.07%	) ^^	16.64% ^^	13.06%	^^	6.18%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$131		$109		$132	$762		$182
Ratio of expenses to average daily net assets:
Before expense waiver	1.43%		1.41%		1.41%	1.42%		1.40%
After expense waiver	N/A		N/A		N/A	1.42%	##	N/A
Net investment income (loss) to average daily net assets	1.57%		0.75%		0.31%	0.23%		1.13%
Portfolio turnover rate	138%		156%		151%	157%		53%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$8.40	$13.12		$13.45	$12.20	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.15 ***	0.22	***	0.19 ***	0.18 ***	0.18 ***
Net realized and unrealized gain (loss) on investments	(0.01)	(4.90)		0.79	2.17	1.16
Total income (loss) from investment operations	0.14	(4.68)		0.98	2.35	1.34
Less distributions to shareholders:
From net investment income	(0.23)	(0.04)		(0.19)	(0.19)	(0.04)
From net realized gains	-	-		(1.08)	(0.91)	(0.06)
Tax return of capital	-	-		(0.04)	-	-
Total distributions	(0.23)	(0.04)		(1.31)	(1.10)	(0.10)
Net asset value, end of year	$8.31	$8.40		$13.12	$13.45	$12.20
Total Return ^	2.15% ^^	(35.83%	) ^^	7.62% ^^	20.68% ^^	12.30% ^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$11,099	$12,315		$18,838	$4,698	$1,509
Ratio of expenses to average daily net assets:
Before expense waiver	1.11%	1.10%		1.10%	1.14%	1.16%
After expense waiver	N/A	1.10%	##	1.09% #	1.09% #	1.09% #
Net investment income (loss) to average daily net assets	2.06%	1.95%		1.42%	1.48%	1.47%
Portfolio turnover rate	115%	148%		139%	144%	150%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$8.45	$13.18		$13.52	$12.20	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.17 ***	0.25	***	0.23 ***	0.21 ***	0.21 ***
Net realized and unrealized gain (loss) on investments	0.00 †	(4.93)		0.79	2.19	1.14
Total income (loss) from investment operations	0.17	(4.68)		1.02	2.40	1.35
Less distributions to shareholders:
From net investment income	(0.26)	(0.05)		(0.23)	(0.17)	(0.05)
From net realized gains	-	-		(1.08)	(0.91)	(0.06)
Tax return of capital	-	-		(0.05)	-	-
Total distributions	(0.26)	(0.05)		(1.36)	(1.08)	(0.11)
Net asset value, end of year	$8.36	$8.45		$13.18	$13.52	$12.20
Total Return ^	2.35%	(35.62%	)	7.83%	21.04%	12.47%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$64,811	$65,257		$118,847	$15,911	$2,192
Ratio of expenses to average daily net assets:
Before expense waiver	0.86%	0.85%		0.85%	0.89%	0.91%
After expense waiver	N/A	0.85%	##	0.84% #	0.84% #	0.84% #
Net investment income (loss) to average daily net assets	2.28%	2.20%		1.65%	1.67%	1.74%
Portfolio turnover rate	115%	148%		139%	144%	150%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05
Net asset value, beginning of year	$8.48	$13.22	$13.56	$12.24	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.18 ***	0.27 ***	0.26 ***	0.24 ***	0.23 ***
Net realized and unrealized gain (loss) on investments	0.01	(4.95)	0.78	2.18	1.16
Total income (loss) from investment operations	0.19	(4.68)	1.04	2.42	1.39
Less distributions to shareholders:
From net investment income	(0.28)	(0.06)	(0.25)	(0.19)	(0.05)
From net realized gains	-	-	(1.08)	(0.91)	(0.06)
Tax return of capital	-	-	(0.05)	-	-
Total distributions	(0.28)	(0.06)	(1.38)	(1.10)	(0.11)
Net asset value, end of year	$8.39	$8.48	$13.22	$13.56	$12.24
Total Return ^	2.57%	(35.56% )	7.98%	21.22%	12.74%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$64,686	$68,843	$157,740	$109,358	$78,550
Ratio of expenses to average daily net assets:
Before expense waiver	0.71%	0.70%	0.70%	0.74%	0.76%
After expense waiver	N/A	0.70% ##	0.69% #	0.69% #	0.69% #
Net investment income (loss) to average daily net assets	2.45%	2.37%	1.90%	1.93%	1.95%
Portfolio turnover rate	115%	148%	139%	144%	150%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05+
Net asset value, beginning of year	$8.53	$13.29	$13.57	$12.25	$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.19 ***	0.28 ***	0.25 ***	0.26 ***	0.25 ***
Net realized and unrealized gain (loss) on investments	0.01	(4.98)	0.87	2.17	1.15
Total income (loss) from investment operations	0.20	(4.70)	1.12	2.43	1.40
Less distributions to shareholders:
From net investment income	(0.29)	(0.06)	(0.27)	(0.20)	(0.05)
From net realized gains	-	-	(1.08)	(0.91)	(0.06)
Tax return of capital	-	-	(0.05)	-	-
Total distributions	(0.29)	(0.06)	(1.40)	(1.11)	(0.11)
Net asset value, end of year	$8.44	$8.53	$13.29	$13.57	$12.25
Total Return ^	2.71%	(35.50% )	8.55%	21.37%	12.85%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$142,884	$166,317	$287,201	$241	$112
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%	0.60%	0.60%	0.64%	0.66%
After expense waiver	N/A	0.60% ##	0.59% #	0.59% #	0.59% #
Net investment income (loss) to average daily net assets	2.57%	2.45%	1.80%	2.04%	2.08%
Portfolio turnover rate	115%	148%	139%	144%	150%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$8.42		$13.19		$13.48	$12.16		$10.96
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.19	***	0.15 ***	0.15	***	0.15	***
Net realized and unrealized gain (loss) on investments	0.00	†	(4.93)		0.79	2.18		1.15
Total income (loss) from investment operations	0.13		(4.74)		0.94	2.33		1.30
Less distributions to shareholders:
From net investment income	(0.19)		(0.03)		(0.12)	(0.10)		(0.04)
From net realized gains	-		-		(1.08)	(0.91)		(0.06)
Tax return of capital	-		-		(0.03)	-		-
Total distributions	(0.19)		(0.03)		(1.23)	(1.01)		(0.10)
Net asset value, end of year	$8.36		$8.42		$13.19	$13.48		$12.16
Total Return ^	1.85%	^^	(36.01%	) ^^	7.26% ^^	20.35%	^^	11.96%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$228		$216		$468	$134		$111
Ratio of expenses to average daily net assets:
Before expense waiver	1.42%		1.41%		1.41%	1.45%		1.47%
After expense waiver	N/A		1.41%	##	1.40% #	1.40%	#	1.40%	#
Net investment income (loss) to average daily net assets	1.72%		1.66%		1.13%	1.23%		1.27%
Portfolio turnover rate	115%		148%		139%	144%		150%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$8.60		$13.83		$12.46		$10.80		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.12	***	0.13	***	0.10	***	0.09	***	0.09	***
Net realized and unrealized gain (loss) on investments	0.52		(5.24)		1.38		1.67		0.81
Total income (loss) from investment operations	0.64		(5.11)		1.48		1.76		0.90
Less distributions to shareholders:
From net investment income	(0.21)		(0.12)		(0.11)		(0.10)		(0.05)
Total distributions	(0.21)		(0.12)		(0.11)		(0.10)		(0.05)
Net asset value, end of year	$9.03		$8.60		$13.83		$12.46		$10.80
Total Return ^	7.86%	^^	(37.19%	) ^^	11.89%	^^	16.45%	^^	9.02%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$5,517		$4,557		$7,136		$2,693		$344
Ratio of expenses to average daily net assets:
Before expense waiver	1.41%		1.20%		1.13%		1.20%		1.20%
After expense waiver	1.09%	#	1.09%	#	1.09%	#	1.09%	#	1.09%	#
Net investment income (loss) to average daily net assets	1.49%		1.11%		0.79%		0.78%		0.86%
Portfolio turnover rate	127%		138%		148%		163%		154%

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$8.66		$13.90		$12.50		$10.82		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.15	***	0.16	***	0.14	***	0.13	***	0.12	***
Net realized and unrealized gain (loss) on investments	0.50		(5.25)		1.37		1.67		0.80
Total income (loss) from investment operations	0.65		(5.09)		1.51		1.80		0.92
Less distributions to shareholders:
From net investment income	(0.24)		(0.15)		(0.11)		(0.12)		(0.05)
Total distributions	(0.24)		(0.15)		(0.11)		(0.12)		(0.05)
Net asset value, end of year	$9.07		$8.66		$13.90		$12.50		$10.82
Total Return ^	8.06%		(37.05%	)	12.17%		16.78%		9.26%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$881		$1,234		$1,972		$777		$720
Ratio of expenses to average daily net assets:
Before expense waiver	1.16%		0.95%		0.88%		0.94%		0.95%
After expense waiver	0.84%	#	0.84%	#	0.84%	#	0.84%	#	0.84%	#
Net investment income (loss) to average daily net assets	1.87%		1.37%		1.04%		1.13%		1.08%
Portfolio turnover rate	127%		138%		148%		163%		154%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$8.67		$13.92	$12.51		$10.83		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.19 ***	0.16	***	0.15	***	0.16	***
Net realized and unrealized gain (loss) on investments	0.50		(5.28)	1.38		1.67		0.77
Total income (loss) from investment operations	0.66		(5.09)	1.54		1.82		0.93
Less distributions to shareholders:
From net investment income	(0.24)		(0.16)	(0.13)		(0.14)		(0.05)
Total distributions	(0.24)		(0.16)	(0.13)		(0.14)		(0.05)
Net asset value, end of year	$9.09		$8.67	$13.92		$12.51		$10.83
Total Return ^	8.28%		(37.02% )	12.33%		17.00%		9.39%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$8,877		$10,009	$57,125		$39,859		$31,582
Ratio of expenses to average daily net assets:
Before expense waiver	1.01%		0.80%	0.73%		0.79%		0.80%
After expense waiver	0.69%	#	0.69% #	0.69%	#	0.69%	#	0.69%	#
Net investment income (loss) to average daily net assets	1.95%		1.56%	1.21%		1.28%		1.46%
Portfolio turnover rate	127%		138%	148%		163%		154%

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$8.69		$13.96	$12.55		$10.85		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.19 ***	0.18	***	0.16	***	0.17	***
Net realized and unrealized gain (loss) on investments	0.52		(5.29)	1.37		1.68		0.78
Total income (loss) from investment operations	0.68		(5.10)	1.55		1.84		0.95
Less distributions to shareholders:
From net investment income	(0.26)		(0.17)	(0.14)		(0.14)		(0.05)
Total distributions	(0.26)		(0.17)	(0.14)		(0.14)		(0.05)
Net asset value, end of year	$9.11		$8.69	$13.96		$12.55		$10.85
Total Return ^	8.41%		(36.92% )	12.48%		17.01%		9.70%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$524		$415	$390		$204		$109
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.75%	0.68%		0.74%		0.70%
After expense waiver	0.59%	#	0.59% #	0.59%	#	0.59%	#	0.59%	#
Net investment income (loss) to average daily net assets	1.96%		1.60%	1.33%		1.37%		1.56%
Portfolio turnover rate	127%		138%	148%		163%		154%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Core Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$8.58		$13.83		$12.44		$10.77		$9.95
Income (loss) from investment operations:
Net investment income (loss)	0.11	***	0.09	***	0.05	***	0.07	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.49		(5.22)		1.39		1.66		0.78
Total income (loss) from investment operations	0.60		(5.13)		1.44		1.73		0.86
Less distributions to shareholders:
From net investment income	(0.19)		(0.12)		(0.05)		(0.06)		(0.04)
Total distributions	(0.19)		(0.12)		(0.05)		(0.06)		(0.04)
Net asset value, end of year	$8.99		$8.58		$13.83		$12.44		$10.77
Total Return ^	7.54%	^^	(37.48%	) ^^	11.58%	^^	16.13%	^^	8.66%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$331		$512		$636		$125		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.71%		1.50%		1.43%		1.49%		1.51%
After expense waiver	1.40%	#	1.40%	#	1.40%	#	1.40%	#	1.40%	#
Net investment income (loss) to average daily net assets	1.37%		0.80%		0.39%		0.57%		0.75%
Portfolio turnover rate	127%		138%		148%		163%		154%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$6.45		$12.50		$11.58	$10.15		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.07	***	0.07	***	0.09 ***	0.06	***	0.05	***
Net realized and unrealized gain (loss) on investments	0.74		(4.42)		1.48	1.49		0.10
Total income (loss) from investment operations	0.81		(4.35)		1.57	1.55		0.15
Less distributions to shareholders:
From net investment income	(0.08)		(0.09)		(0.09)	(0.12)		-
From net realized gains	-		(1.61)		(0.56)	-		-
Total distributions	(0.08)		(1.70)		(0.65)	(0.12)		-
Net asset value, end of period	$7.18		$6.45		$12.50	$11.58		$10.15
Total Return ^	12.86%	^^	(39.67%	) ^^	14.20% ^^	15.35%	^^	1.50%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$10,082		$11,185		$20,165	$13,292		$4,562
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.27%		1.27%	1.27%		1.25%	*
After expense waiver	1.16%	#	1.16%	#	1.16% #	1.23%	#	1.23%	*#
Net investment income (loss) to average daily net assets	1.11%		0.79%		0.73%	0.58%		0.54%	*
Portfolio turnover rate	121%		116%		105%	110%		78%	**

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$6.51		$12.59		$11.64	$10.17		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.10	***	0.12 ***	0.10	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.74		(4.46)		1.49	1.48		0.09
Total income (loss) from investment operations	0.83		(4.36)		1.61	1.58		0.17
Less distributions to shareholders:
From net investment income	(0.10)		(0.11)		(0.10)	(0.11)		-
From net realized gains	-		(1.61)		(0.56)	-		-
Total distributions	(0.10)		(1.72)		(0.66)	(0.11)		-
Net asset value, end of period	$7.24		$6.51		$12.59	$11.64		$10.17
Total Return ^	13.13%		(39.50%	)	14.52%	15.69%		1.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$44,614		$47,796		$99,145	$107,627		$99,450
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.02%		1.02%	1.02%		1.01%	*
After expense waiver	0.91%	#	0.91%	#	0.91% #	0.93%	#	0.93%	*#
Net investment income (loss) to average daily net assets	1.36%		1.04%		1.01%	0.92%		0.93%	*
Portfolio turnover rate	121%		116%		105%	110%		78%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$6.57		$12.55	$11.64	$10.17		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.11 ***	0.13 ***	0.11	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.76		(4.48)	1.48	1.49		0.09
Total income (loss) from investment operations	0.85		(4.37)	1.61	1.60		0.17
Less distributions to shareholders:
From net investment income	(0.12)		-	(0.14)	(0.13)		-
From net realized gains	-		(1.61)	(0.56)	-		-
Total distributions	(0.12)		(1.61)	(0.70)	(0.13)		-
Net asset value, end of period	$7.30		$6.57	$12.55	$11.64		$10.17
Total Return ^	13.30%		(39.40% )	14.43%	15.96%		1.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$73		$66	$126	$117		$102
Ratio of expenses to average daily net assets:
Before expense waiver	0.89%		0.87%	0.87%	0.87%		0.85%	*
After expense waiver	0.76%	#	0.76% #	0.76% #	0.83%	#	0.83%	*#
Net investment income (loss) to average daily net assets	1.49%		1.20%	1.10%	1.02%		1.01%	*
Portfolio turnover rate	121%		116%	105%	110%		78%	**

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$6.53		$12.63	$11.69	$10.19		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	***	0.11 ***	0.15 ***	0.14	***	0.10	***
Net realized and unrealized gain (loss) on investments	0.74		(4.46)	1.49	1.49		0.09
Total income (loss) from investment operations	0.84		(4.35)	1.64	1.63		0.19
Less distributions to shareholders:
From net investment income	(0.12)		(0.14)	(0.14)	(0.13)		-
From net realized gains	-		(1.61)	(0.56)	-		-
Total distributions	(0.12)		(1.75)	(0.70)	(0.13)		-
Net asset value, end of period	$7.25		$6.53	$12.63	$11.69		$10.19
Total Return ^	13.28%		(39.38% )	14.74%	16.18%		1.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$125,429		$119,111	$244,758	$246,658		$229,247
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.82%	0.82%	0.82%		0.81%	*
After expense waiver	0.71%	#	0.71% #	0.67% #	0.60%	#	0.60%	*#
Net investment income (loss) to average daily net assets	1.54%		1.24%	1.24%	1.25%		1.26%	*
Portfolio turnover rate	121%		116%	105%	110%		78%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$6.47		$12.52		$11.58		$10.11		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.04	***	0.05	***	0.03	***	0.03	***
Net realized and unrealized gain (loss) on investments	0.74		(4.44)		1.49		1.50		0.08
Total income (loss) from investment operations	0.80		(4.40)		1.54		1.53		0.11
Less distributions to shareholders:
From net investment income	(0.07)		(0.04)		(0.04)		(0.06)		-
From net realized gains	-		(1.61)		(0.56)		-		-
Total distributions	(0.07)		(1.65)		(0.60)		(0.06)		-
Net asset value, end of period	$7.20		$6.47		$12.52		$11.58		$10.11
Total Return ^	12.52%	^^	(39.88%	) ^^	13.87%	^^	15.07%	^^	1.20%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$109		$224		$125		$116		$101
Ratio of expenses to average daily net assets:
Before expense waiver	1.59%		1.57%		1.57%		1.57%		1.55%	*
After expense waiver	1.46%	#	1.46%	#	1.46%	#	1.53%	#	1.53%	*#
Net investment income (loss) to average daily net assets	1.01%		0.48%		0.45%		0.31%		0.31%	*
Portfolio turnover rate	121%		116%		105%		110%		78%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.53		$13.41		$10.98		$10.06		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	***†	(0.02	) ***	(0.03	) ***	(0.02	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.23		(5.59)		2.46		0.94		0.06
Total income (loss) from investment operations	1.23		(5.61)		2.43		0.92		0.06
Less distributions to shareholders:
From net realized gains	-		(0.27)		-		-		-
Total distributions	-		(0.27)		-		-		-
Net asset value, end of period	$8.76		$7.53		$13.41		$10.98		$10.06
Total Return ^	16.33%	^^	(42.62%	) ^^	22.13%	^^	9.15%	^^	0.60%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$187,245		$182,254		$363,471		$317,251		$294,065
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%		1.23%		1.23%		1.23%		1.23%	*
After expense waiver	1.09%	#	1.09%	#	1.09%	#	1.09%	#	1.09%	*#
Net investment income (loss) to average daily net assets	0.01%		(0.18%	)	(0.21%	)	(0.22%	)	0.06%	*
Portfolio turnover rate	51%		75%		57%		58%		59%	**

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.54		$13.41		$10.97		$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	***	(0.01	) ***	(0.01	) ***	(0.01	) ***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.23		(5.59)		2.45		0.95		0.07
Total income (loss) from investment operations	1.24		(5.60)		2.44		0.94		0.07
Less distributions to shareholders:
From net investment income	-		-		-		(0.04)		-
From net realized gains	-		(0.27)		-		-		-
Tax return of capital	-		-		-		(0.00	) †	-
Total distributions	-		(0.27)		-		(0.04)		-
Net asset value, end of period	$8.78		$7.54		$13.41		$10.97		$10.07
Total Return ^	16.45%		(42.55%	)	22.24%		9.30%		0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$55,614		$53,947		$75,119		$23,252		$10,104
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%		0.98%		0.98%		0.99%		0.98%	*
After expense waiver	0.97%	#	0.97%	#	0.97%	#	0.97%	#	0.97%	*#
Net investment income (loss) to average daily net assets	0.13%		(0.07%	)	(0.08%	)	(0.12%	)	0.00%	*††
Portfolio turnover rate	51%		75%		57%		58%		59%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
†† Amount is less than 0.005%.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.57		$13.45		$10.98		$10.07		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.01	***	0.00	***†	0.02	***
Net realized and unrealized gain (loss) on investments	1.24		(5.62)		2.46		0.95		0.05
Total income (loss) from investment operations	1.26		(5.61)		2.47		0.95		0.07
Less distributions to shareholders:
From net investment income	-		-		-		(0.04)		-
From net realized gains	-		(0.27)		-		-		-
Tax return of capital	-		-		-		(0.00	) †	-
Total distributions	-		(0.27)		-		(0.04)		-
Net asset value, end of period	$8.83		$7.57		$13.45		$10.98		$10.07
Total Return ^	16.64%		(42.49%	)	22.50%		9.49%		0.70%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$14,797		$21,666		$57,564		$45,576		$23,856
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.83%		0.83%		0.83%		0.84%	*
After expense waiver	0.82%	#	0.82%	#	0.82%	#	0.82%	#	0.82%	*#
Net investment income (loss) to average daily net assets	0.32%		0.10%		0.06%		0.04%		0.20%	*
Portfolio turnover rate	51%		75%		57%		58%		59%	**

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.60		$13.51		$11.01		$10.09		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.02	***	0.02	***	0.02	***	0.04	***
Net realized and unrealized gain (loss) on investments	1.25		(5.65)		2.48		0.94		0.05
Total income (loss) from investment operations	1.28		(5.63)		2.50		0.96		0.09
Less distributions to shareholders:
From net investment income	(0.01)		(0.01)		-		(0.04)		-
From net realized gains	-		(0.27)		-		-		-
Tax return of capital	-		(0.00	) †	-		(0.00	) †	-
Total distributions	(0.01)		(0.28)		-		(0.04)		-
Net asset value, end of period	$8.87		$7.60		$13.51		$11.01		$10.09
Total Return ^	16.86%		(42.46%	)	22.71%		9.51%		0.90%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$455,466		$414,956		$715,738		$544,457		$485,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.79%		0.78%		0.78%		0.78%		0.78%	*
After expense waiver	0.71%	#	0.71%	#	0.71%	#	0.71%	#	0.71%	*#
Net investment income (loss) to average daily net assets	0.39%		0.19%		0.17%		0.16%		0.45%	*
Portfolio turnover rate	51%		75%		57%		58%		59%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.42		$13.27		$10.90		$10.03		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03	) ***	(0.06	) ***	(0.07	) ***	(0.06	) ***	(0.02	) ***
Net realized and unrealized gain (loss) on investments	1.21		(5.52)		2.44		0.93		0.05
Total income (loss) from investment operations	1.18		(5.58)		2.37		0.87		0.03
Less distributions to shareholders:
From net realized gains	-		(0.27)		-		-		-
Total distributions	-		(0.27)		-		-		-
Net asset value, end of period	$8.60		$7.42		$13.27		$10.90		$10.03
Total Return ^	15.90%	^^	(42.85%	) ^^	21.74%	^^	8.67%	^^	0.30%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$1,136		$898		$1,624		$1,014		$426
Ratio of expenses to average daily net assets:
Before expense waiver	1.54%		1.53%		1.53%		1.53%		1.53%	*
After expense waiver	1.46%	#	1.46%	#	1.46%	#	1.46%	#	1.46%	*#
Net investment income (loss) to average daily net assets	(0.36%	)	(0.55%	)	(0.58%	)	(0.62%	)	(0.29%	) *
Portfolio turnover rate	51%		75%		57%		58%		59%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.52	$10.77		$9.14	$8.24		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	0.03	***	0.02 ***	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	0.94	(3.94)		1.62	0.91		0.61
Total income (loss) from investment operations	1.00	(3.91)		1.64	0.93		0.63
Less distributions to shareholders:
From net investment income	(0.04)	(0.02)		(0.01)	(0.03)		(0.04)
From net realized gains	-	(0.32)		-	-		-
Total distributions	(0.04)	(0.34)		(0.01)	(0.03)		(0.04)
Net asset value, end of year	$7.48	$6.52		$10.77	$9.14		$8.24
Total Return ^	15.53% ^^	(37.38%	) ^^	17.91% ^^	11.33%	^^	8.20%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,102	$3,096		$4,532	$1,621		$226
Ratio of expenses to average daily net assets:
Before expense waiver	1.03%	1.03%		1.02%	1.12%		1.15%
After expense waiver	N/A	1.02%	#	N/A	1.07%	#	1.09%	#
Net investment income (loss) to average daily net assets	0.86%	0.32%		0.20%	0.24%		0.28%
Portfolio turnover rate	125%	155%		181%	163%		127%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.55	$10.82		$9.18	$8.26		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.07 ***	0.05	***	0.04 ***	0.02	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.95	(3.96)		1.63	0.92		0.59
Total income (loss) from investment operations	1.02	(3.91)		1.67	0.94		0.65
Less distributions to shareholders:
From net investment income	(0.06)	(0.04)		(0.03)	(0.02)		(0.04)
From net realized gains	-	(0.32)		-	-		-
Total distributions	(0.06)	(0.36)		(0.03)	(0.02)		(0.04)
Net asset value, end of year	$7.51	$6.55		$10.82	$9.18		$8.26
Total Return ^	15.80%	(37.22%	)	18.29%	11.44%		8.50%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$62,383	$54,216		$92,738	$8,280		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.78%	0.78%		0.77%	0.89%		0.91%
After expense waiver	N/A	0.78%	##	N/A	0.84%	#	0.84%	#
Net investment income (loss) to average daily net assets	1.12%	0.58%		0.42%	0.24%		0.70%
Portfolio turnover rate	125%	155%		181%	163%		127%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$6.58	$10.85	$9.20	$8.27		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.07 ***	0.06 ***	0.05	***	0.06	***
Net realized and unrealized gain (loss) on investments	0.95	(3.98)	1.63	0.92		0.60
Total income (loss) from investment operations	1.03	(3.91)	1.69	0.97		0.66
Less distributions to shareholders:
From net investment income	(0.07)	(0.04)	(0.04)	(0.04)		(0.04)
From net realized gains	-	(0.32)	-	-		-
Total distributions	(0.07)	(0.36)	(0.04)	(0.04)		(0.04)
Net asset value, end of year	$7.54	$6.58	$10.85	$9.20		$8.27
Total Return ^	16.01%	(37.16% )	18.40%	11.71%		8.66%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$47,680	$40,591	$99,772	$52,415		$33,336
Ratio of expenses to average daily net assets:
Before expense waiver	0.63%	0.63%	0.62%	0.73%		0.76%
After expense waiver	N/A	0.63% ##	N/A	0.67%	#	0.69%	#
Net investment income (loss) to average daily net assets	1.27%	0.74%	0.62%	0.62%		0.78%
Portfolio turnover rate	125%	155%	181%	163%		127%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.57	$10.84	$9.21	$8.28		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.09 ***	0.07 ***	0.06 ***	0.06	***	0.08	***
Net realized and unrealized gain (loss) on investments	0.95	(3.97)	1.61	0.91		0.59
Total income (loss) from investment operations	1.04	(3.90)	1.67	0.97		0.67
Less distributions to shareholders:
From net investment income	(0.08)	(0.05)	(0.04)	(0.04)		(0.04)
From net realized gains	-	(0.32)	-	-		-
Total distributions	(0.08)	(0.37)	(0.04)	(0.04)		(0.04)
Net asset value, end of year	$7.53	$6.57	$10.84	$9.21		$8.28
Total Return ^	16.12%	(37.16% )	18.20%	11.74%		8.80%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$61,493	$67,554	$140,611	$332		$108
Ratio of expenses to average daily net assets:
Before expense waiver	0.58%	0.58%	0.57%	0.67%		0.71%
After expense waiver	N/A	0.58% ##	N/A	0.57%	#	0.59%	#
Net investment income (loss) to average daily net assets	1.34%	0.79%	0.61%	0.72%		0.95%
Portfolio turnover rate	125%	155%	181%	163%		127%

*** Per share amount calculated on the average shares method.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Enhanced Index Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.48		$10.72		$9.11		$8.22		$7.65
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.00	***†	(0.01	) ***	(0.01	) ***	0.01	***
Net realized and unrealized gain (loss) on investments	0.95		(3.92)		1.62		0.90		0.59
Total income (loss) from investment operations	0.99		(3.92)		1.61		0.89		0.60
Less distributions to shareholders:
From net investment income	(0.02)		-		-		-		(0.03)
From net realized gains	-		(0.32)		-		-		-
Total distributions	(0.02)		(0.32)		-		-		(0.03)
Net asset value, end of year	$7.45		$6.48		$10.72		$9.11		$8.22
Total Return ^	15.11%	^^	(37.52%	) ^^	17.67%	^^	10.83%	^^	7.88%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$97		$85		$140		$119		$108
Ratio of expenses to average daily net assets:
Before expense waiver	1.33%		1.33%		1.32%		1.42%		1.46%
After expense waiver	N/A		1.33%	##	N/A		1.38%	#	1.40%	#
Net investment income (loss) to average daily net assets	0.57%		0.02%		(0.06%	)	(0.07%	)	0.14%
Portfolio turnover rate	125%		155%		181%		163%		127%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
## Amount waived had no impact on the ratio of expenses to average daily net assets.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.32		$12.95		$11.57		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) ***†	(0.01	) ***	(0.03	) ***	0.08	***
Net realized and unrealized gain (loss) on investments	1.43		(6.06)		2.41		1.50
Total income (loss) from investment operations	1.43		(6.07)		2.38		1.58
Less distributions to shareholders:
From net investment income	(0.00	) †	-		(0.07)		(0.01)
From net realized gains	-		(0.56)		(0.93)		-
Total distributions	-		(0.56)		(1.00)		(0.01)
Net asset value, end of period	$7.75		$6.32		$12.95		$11.57
Total Return ^	22.64%	^^	(48.86%	) ^^	21.97%	^^	15.76%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$17,549		$14,031		$18,211		$158
Ratio of expenses to average daily net assets:
Before expense waiver	1.50%		1.46%		1.67%		1.90%	*
After expense waiver	1.40%	#	1.40%	#	1.40%	#	1.40%	*#
Net investment income (loss) to average daily net assets	(0.01%	)	(0.11%	)	(0.24%	)	0.78%	*
Portfolio turnover rate	109%		121%		119%		180%	**

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.36		$13.00		$11.59		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.00	***†	0.10	***
Net realized and unrealized gain (loss) on investments	1.44		(6.08)		2.42		1.50
Total income (loss) from investment operations	1.46		(6.07)		2.42		1.60
Less distributions to shareholders:
From net investment income	(0.03)		(0.01)		(0.08)		(0.01)
From net realized gains	-		(0.56)		(0.93)		-
Total distributions	(0.03)		(0.57)		(1.01)		(0.01)
Net asset value, end of period	$7.79		$6.36		$13.00		$11.59
Total Return ^	23.06%		(48.71%	)	22.30%		15.98%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,482		$3,026		$1,322		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.25%		1.21%		1.42%		1.65%	*
After expense waiver	1.15%	#	1.15%	#	1.15%	#	1.15%	*#
Net investment income (loss) to average daily net assets	0.26%		0.14%		0.03%		0.99%	*
Portfolio turnover rate	109%		121%		119%		180%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$6.38		$13.02	$11.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.03 ***	0.02 ***	0.11	***
Net realized and unrealized gain (loss) on investments	1.44		(6.10)	2.41	1.51
Total income (loss) from investment operations	1.47		(6.07)	2.43	1.62
Less distributions to shareholders:
From net investment income	(0.03)		(0.01)	(0.09)	(0.01)
From net realized gains	-		(0.56)	(0.93)	-
Total distributions	(0.03)		(0.57)	(1.02)	(0.01)
Net asset value, end of period	$7.82		$6.38	$13.02	$11.61
Total Return ^	23.30%		(48.62% )	22.45%	16.20%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$4,038		$4,745	$10,352	$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%		1.06%	1.27%	1.50%	*
After expense waiver	1.00%	#	1.00% #	1.00% #	1.00%	*#
Net investment income (loss) to average daily net assets	0.46%		0.29%	0.19%	1.14%	*
Portfolio turnover rate	109%		121%	119%	180%	**

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$6.38		$13.02	$11.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	***	0.04 ***	0.02 ***	0.12	***
Net realized and unrealized gain (loss) on investments	1.44		(6.11)	2.42	1.50
Total income (loss) from investment operations	1.47		(6.07)	2.44	1.62
Less distributions to shareholders:
From net investment income	(0.04)		(0.01)	(0.10)	(0.01)
From net realized gains	-		(0.56)	(0.93)	-
Total distributions	(0.04)		(0.57)	(1.03)	(0.01)
Net asset value, end of period	$7.81		$6.38	$13.02	$11.61
Total Return ^	23.27%		(48.60% )	22.53%	16.21%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$25,330		$14,024	$26,301	$11,905
Ratio of expenses to average daily net assets:
Before expense waiver	1.00%		0.96%	1.17%	1.40%	*
After expense waiver	0.93%	#	0.93% #	0.93% #	0.93%	*#
Net investment income (loss) to average daily net assets	0.41%		0.36%	0.18%	1.21%	*
Portfolio turnover rate	109%		121%	119%	180%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.30		$12.93		$11.54		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02	) ***	(0.04	) ***	(0.05	) ***	0.04	***
Net realized and unrealized gain (loss) on investments	1.42		(6.03)		2.39		1.50
Total income (loss) from investment operations	1.40		(6.07)		2.34		1.54
Less distributions to shareholders:
From net investment income	-		-		(0.02)		(0.00	) †
From net realized gains	-		(0.56)		(0.93)		-
Total distributions	-		(0.56)		(0.95)		(0.00	) †
Net asset value, end of period	$7.70		$6.30		$12.93		$11.54
Total Return ^	22.42%	^^	(49.02%	) ^^	21.58%	^^	15.42%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$785		$607		$883		$116
Ratio of expenses to average daily net assets:
Before expense waiver	1.90%		1.86%		2.07%		2.30%	*
After expense waiver	1.70%	#	1.70%	#	1.70%	#	1.70%	*#
Net investment income (loss) to average daily net assets	(0.31%	)	(0.41%	)	(0.39%	)	0.44%	*
Portfolio turnover rate	109%		121%		119%		180%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.86		$11.47		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.06	***	(0.00	) ***†
Net realized and unrealized gain (loss) on investments	0.98		(4.37)		0.97		0.45
Total income (loss) from investment operations	1.00		(4.36)		1.03		0.45
Less distributions to shareholders:
From net investment income	(0.01)		(0.05)		-		-
From net realized gains	-		(0.20)		(0.01)		-
Total distributions	(0.01)		(0.25)		(0.01)		-
Net asset value, end of period	$7.85		$6.86		$11.47		$10.45
Total Return ^	14.63%	^^	(38.72%	) ^^	9.85%	^^	4.50%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$6,150		$4,051		$3,420		$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.46%		1.34%		1.40%		5.08%	*
After expense waiver	1.14%	#	1.14%	#	1.14%	#	1.14%	*#
Net investment income (loss) to average daily net assets	0.31%		0.06%		0.52%		(0.19%	) *
Portfolio turnover rate	141%		131%		127%		17%	**

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.89		$11.50		$10.45		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03	***	0.08	***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.99		(4.39)		0.98		0.45
Total income (loss) from investment operations	1.03		(4.36)		1.06		0.45
Less distributions to shareholders:
From net investment income	(0.02)		(0.05)		-		-
From net realized gains	-		(0.20)		(0.01)		-
Total distributions	(0.02)		(0.25)		(0.01)		-
Net asset value, end of period	$7.90		$6.89		$11.50		$10.45
Total Return ^	15.09%		(38.61%	)	10.14%		4.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$31,510		$35,469		$49,729		$105
Ratio of expenses to average daily net assets:
Before expense waiver	1.21%		1.09%		1.15%		4.83%	*
After expense waiver	0.89%	#	0.89%	#	0.89%	#	0.89%	*#
Net investment income (loss) to average daily net assets	0.61%		0.30%		0.74%		0.07%	*
Portfolio turnover rate	141%		131%		127%		17%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period September 27, 2006 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$6.88		$11.52	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.04 ***	0.07 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.99		(4.38)	1.01	0.45
Total income (loss) from investment operations	1.03		(4.34)	1.08	0.45
Less distributions to shareholders:
From net investment income	-		(0.10)	-	-
From net realized gains	-		(0.20)	(0.01)	-
Total distributions	-		(0.30)	(0.01)	-
Net asset value, end of period	$7.91		$6.88	$11.52	$10.45
Total Return ^	14.97%		(38.50% )	10.33%	4.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$173		$9	$0	$105
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%		0.94%	1.00%	4.68%	*
After expense waiver	0.79%	#	0.79% #	0.79% #	0.79%	#
Net investment income (loss) to average daily net assets	0.46%		0.38%	0.67%	0.17%	*
Portfolio turnover rate	141%		131%	127%	17%	**

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$6.91		$11.52	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.05 ***	0.10 ***	0.00	***†
Net realized and unrealized gain (loss) on investments	0.99		(4.39)	0.99	0.45
Total income (loss) from investment operations	1.04		(4.34)	1.09	0.45
Less distributions to shareholders:
From net investment income	(0.04)		(0.07)	(0.01)	-
From net realized gains	-		(0.20)	(0.01)	-
Total distributions	(0.04)		(0.27)	(0.02)	-
Net asset value, end of period	$7.91		$6.91	$11.52	$10.45
Total Return ^	15.21%		(38.43% )	10.41%	4.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$43,306		$50,384	$68,822	$10,034
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%		0.84%	0.90%	4.58%	*
After expense waiver	0.69%	#	0.69% #	0.69% #	0.69%	*#
Net investment income (loss) to average daily net assets	0.80%		0.50%	0.87%	0.27%	*
Portfolio turnover rate	141%		131%	127%	17%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period September 27, 2006 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$6.85		$11.44		$10.44		$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01	) ***	(0.03	) ***	0.01	***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	1.00		(4.36)		1.00		0.45
Total income (loss) from investment operations	0.99		(4.39)		1.01		0.44
Less distributions to shareholders:
From net realized gains	-		(0.20)		(0.01)		-
Total distributions	-		(0.20)		(0.01)		-
Net asset value, end of period	$7.84		$6.85		$11.44		$10.44
Total Return ^	14.45%	^^	(38.97%	) ^^	9.67%	^^	4.40%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$92		$22		$33		$104
Ratio of expenses to average daily net assets:
Before expense waiver	1.76%		1.64%		1.70%		5.38%	*
After expense waiver	1.49%	#	1.49%	#	1.49%	#	1.49%	*#
Net investment income (loss) to average daily net assets	(0.15%	)	(0.29%	)	0.11%		(0.54%	) *
Portfolio turnover rate	141%		131%		127%		17%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period September 27, 2006 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05
Net asset value, beginning of year	$6.28		$12.60		$16.99		$16.84		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.02	***	0.01	***	0.05	***	(0.04	) ***	(0.05	) ***
Net realized and unrealized gain (loss) on investments	0.91		(4.11)		1.26		1.63		1.10
Total income (loss) from investment operations	0.93		(4.10)		1.31		1.59		1.05
Less distributions to shareholders:
From net investment income	-		(0.05)		-		-		-
From net realized gains	-		(2.17)		(5.70)		(1.44)		(0.00	) †
Total distributions	-		(2.22)		(5.70)		(1.44)		(0.00	) †
Net asset value, end of year	$7.21		$6.28		$12.60		$16.99		$16.84
Total Return ^	14.81%	^^	(38.44%	) ^^	9.94%	^^	9.81%	^^	6.74%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$63,549		$69,067		$163,154		$236,029		$411,467
Ratio of expenses to average daily net assets:
Before expense waiver	1.29%		1.25%		1.23%		1.17%		1.15%
After expense waiver	1.14%	#	1.14%	#	1.14%	#	1.14%	#	1.14%	#
Net investment income (loss) to average daily net assets	0.36%		0.08%		0.40%		(0.24%	)	(0.28%	)
Portfolio turnover rate	137%		109%		111%		134%		45%

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.37		$12.74		$17.08		$16.89		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.03	***	0.08	***	0.00	***†	(0.01	) ***
Net realized and unrealized gain (loss) on investments	0.92		(4.16)		1.28		1.63		1.11
Total income (loss) from investment operations	0.96		(4.13)		1.36		1.63		1.10
Less distributions to shareholders:
From net investment income	(0.02)		(0.07)		-		-		-
From net realized gains	-		(2.17)		(5.70)		(1.44)		(0.00	) †
Total distributions	(0.02)		(2.24)		(5.70)		(1.44)		(0.00	) †
Net asset value, end of year	$7.31		$6.37		$12.74		$17.08		$16.89
Total Return ^	15.17%		(38.30%	)	10.28%		10.09%		6.99%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$4,675		$4,637		$8,595		$74,494		$88,802
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%		1.00%		0.98%		0.92%		0.90%
After expense waiver	0.89%	#	0.89%	#	0.89%	#	0.89%	#	0.89%	#
Net investment income (loss) to average daily net assets	0.61%		0.33%		0.56%		0.02%		(0.03%	)
Portfolio turnover rate	137%		109%		111%		134%		45%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.39		$12.79	$17.11		$16.91		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.04	***	0.05 ***	0.10	***	0.02	***	0.01	***
Net realized and unrealized gain (loss) on investments	0.94		(4.18)	1.28		1.62		1.11
Total income (loss) from investment operations	0.98		(4.13)	1.38		1.64		1.12
Less distributions to shareholders:
From net investment income	(0.01)		(0.10)	-		-		-
From net realized gains	-		(2.17)	(5.70)		(1.44)		(0.00	) †
Total distributions	(0.01)		(2.27)	(5.70)		(1.44)		(0.00	) †
Net asset value, end of year	$7.36		$6.39	$12.79		$17.11		$16.91
Total Return ^	15.29%		(38.22% )	10.33%		10.21%		7.12%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$941		$622	$6,898		$6,564		$14,667
Ratio of expenses to average daily net assets:
Before expense waiver	0.94%		0.89%	0.88%		0.82%		0.80%
After expense waiver	0.79%	#	0.79% #	0.79%	#	0.79%	#	0.79%	#
Net investment income (loss) to average daily net assets	0.65%		0.48%	0.76%		0.13%		0.07%
Portfolio turnover rate	137%		109%	111%		134%		45%

	Class S
	Year Ended 10/31/09		Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.42		$12.84	$17.15		$16.92		$15.79
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.05 ***	0.11	***	0.04	***	0.03	***
Net realized and unrealized gain (loss) on investments	0.93		(4.19)	1.28		1.63		1.10
Total income (loss) from investment operations	0.98		(4.14)	1.39		1.67		1.13
Less distributions to shareholders:
From net investment income	(0.03)		(0.11)	-		-		-
From net realized gains	-		(2.17)	(5.70)		(1.44)		(0.00	) †
Total distributions	(0.03)		(2.28)	(5.70)		(1.44)		(0.00	) †
Net asset value, end of year	$7.37		$6.42	$12.84		$17.15		$16.92
Total Return ^	15.48%		(38.17% )	10.45%		10.26%		7.25%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$113,312		$102,572	$220,767		$328,698		$368,359
Ratio of expenses to average daily net assets:
Before expense waiver	0.84%		0.80%	0.78%		0.72%		0.70%
After expense waiver	0.69%	#	0.69% #	0.69%	#	0.69%	#	0.69%	#
Net investment income (loss) to average daily net assets	0.79%		0.52%	0.85%		0.22%		0.17%
Portfolio turnover rate	137%		109%	111%		134%		45%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Company Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05+
Net asset value, beginning of year	$6.18		$12.42		$16.87		$16.79		$15.79
Income (loss) from investment operations:
Net investment income (loss)	(0.00	) ***†	(0.02	) ***	0.01	***	(0.10	) ***	(0.11	) ***
Net realized and unrealized gain (loss) on investments	0.89		(4.04)		1.24		1.62		1.11
Total income (loss) from investment operations	0.89		(4.06)		1.25		1.52		1.00
Less distributions to shareholders:
From net investment income	-		(0.01)		-		-		-
From net realized gains	-		(2.17)		(5.70)		(1.44)		(0.00	) †
Total distributions	-		(2.18)		(5.70)		(1.44)		(0.00	) †
Net asset value, end of year	$7.07		$6.18		$12.42		$16.87		$16.79
Total Return ^	14.40%	^^	(38.63%	) ^^	9.54%	^^	9.45%	^^	6.36%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$59		$52		$104		$140		$140
Ratio of expenses to average daily net assets:
Before expense waiver	1.64%		1.60%		1.58%		1.52%		1.50%
After expense waiver	1.49%	#	1.49%	#	1.49%	#	1.49%	#	1.49%	#
Net investment income (loss) to average daily net assets	(0.01%	)	(0.27%	)	0.06%		(0.58%	)	(0.63%	)
Portfolio turnover rate	137%		109%		111%		134%		45%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 1, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.48	$14.24		$12.43	$10.58		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06 ***	0.11	***	0.04 ***	0.08	***	0.00	***†
Net realized and unrealized gain (loss) on investments	1.87	(5.96)		2.23	1.86		0.58
Total income (loss) from investment operations	1.93	(5.85)		2.27	1.94		0.58
Less distributions to shareholders:
From net investment income	(0.05)	(0.10)		(0.13)	(0.09)		-
From net realized gains	(0.30)	(0.81)		(0.33)	-		-
Total distributions	(0.35)	(0.91)		(0.46)	(0.09)		-
Net asset value, end of period	$9.06	$7.48		$14.24	$12.43		$10.58
Total Return ^	27.89% ^^	(43.64%	) ^^	18.73% ^^	18.41%	^^	5.80%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$34,124	$27,145		$49,635	$31,763		$6,539
Ratio of expenses to average daily net assets:
Before expense waiver	1.49%	1.48%		1.50%	1.50%		1.50%	*
After expense waiver	1.43% #	1.43%	#	1.43% #	1.43%	#	1.43%	*#
Net investment income (loss) to average daily net assets	0.78%	0.97%		0.34%	0.69%		0.00%	*††
Portfolio turnover rate	34%	13%		16%	25%		25%	**

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.55	$14.36		$12.51	$10.60		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.14	***	0.08 ***	0.11	***	0.05	***
Net realized and unrealized gain (loss) on investments	1.89	(6.01)		2.24	1.87		0.55
Total income (loss) from investment operations	1.97	(5.87)		2.32	1.98		0.60
Less distributions to shareholders:
From net investment income	(0.08)	(0.13)		(0.14)	(0.07)		-
From net realized gains	(0.30)	(0.81)		(0.33)	-		-
Total distributions	(0.38)	(0.94)		(0.47)	(0.07)		-
Net asset value, end of period	$9.14	$7.55		$14.36	$12.51		$10.60
Total Return ^	28.27%	(43.50%	)	19.07%	18.78%		6.00%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$147,550	$137,391		$303,017	$290,689		$245,413
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	1.23%		1.25%	1.24%		1.25%	*
After expense waiver	1.14% #	1.14%	#	1.14% #	1.14%	#	1.14%	*#
Net investment income (loss) to average daily net assets	1.09%	1.24%		0.63%	0.96%		0.59%	*
Portfolio turnover rate	34%	13%		16%	25%		25%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
†† Amount is less than 0.005%.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.54	$14.34	$12.50	$10.61		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.14 ***	0.10 ***	0.12	***	0.06	***
Net realized and unrealized gain (loss) on investments	1.88	(5.98)	2.24	1.87		0.55
Total income (loss) from investment operations	1.96	(5.84)	2.34	1.99		0.61
Less distributions to shareholders:
From net investment income	(0.09)	(0.15)	(0.17)	(0.10)		-
From net realized gains	(0.30)	(0.81)	(0.33)	-		-
Total distributions	(0.39)	(0.96)	(0.50)	(0.10)		-
Net asset value, end of period	$9.11	$7.54	$14.34	$12.50		$10.61
Total Return ^	28.26%	(43.41% )	19.29%	18.86%		6.10%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$3,219	$3,651	$10,514	$4,702		$3,099
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.08%	1.10%	1.10%		1.12%	*
After expense waiver	1.03% #	1.03% #	1.03% #	1.03%	#	1.03%	*#
Net investment income (loss) to average daily net assets	1.04%	1.23%	0.74%	1.06%		0.66%	*
Portfolio turnover rate	34%	13%	16%	25%		25%	**

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.58	$14.42	$12.55	$10.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10 ***	0.17 ***	0.12 ***	0.14	***	0.07	***
Net realized and unrealized gain (loss) on investments	1.89	(6.04)	2.25	1.88		0.55
Total income (loss) from investment operations	1.99	(5.87)	2.37	2.02		0.62
Less distributions to shareholders:
From net investment income	(0.11)	(0.16)	(0.17)	(0.09)		-
From net realized gains	(0.30)	(0.81)	(0.33)	-		-
Total distributions	(0.41)	(0.97)	(0.50)	(0.09)		-
Net asset value, end of period	$9.16	$7.58	$14.42	$12.55		$10.62
Total Return ^	28.52%	(43.37% )	19.43%	19.11%		6.20%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$204,098	$183,478	$423,870	$436,584		$372,258
Ratio of expenses to average daily net assets:
Before expense waiver	1.06%	1.05%	1.07%	1.06%		1.06%	*
After expense waiver	0.89% #	0.89% #	0.89% #	0.89%	#	0.89%	*#
Net investment income (loss) to average daily net assets	1.34%	1.48%	0.87%	1.21%		0.85%	*
Portfolio turnover rate	34%	13%	16%	25%		25%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Period Ended 10/31/05+
Net asset value, beginning of period	$7.51		$14.31		$12.48		$10.56		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.10	***	0.03	***	0.06	***	0.02	***
Net realized and unrealized gain (loss) on investments	1.88		(6.00)		2.24		1.88		0.54
Total income (loss) from investment operations	1.93		(5.90)		2.27		1.94		0.56
Less distributions to shareholders:
From net investment income	(0.05)		(0.09)		(0.11)		(0.02)		-
From net realized gains	(0.30)		(0.81)		(0.33)		-		-
Total distributions	(0.35)		(0.90)		(0.44)		(0.02)		-
Net asset value, end of period	$9.09		$7.51		$14.31		$12.48		$10.56
Total Return ^	27.77%	^^	(43.75%	) ^^	18.69%	^^	18.35%	^^	5.60%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$816		$568		$864		$574		$291
Ratio of expenses to average daily net assets:
Before expense waiver	1.79%		1.78%		1.80%		1.80%		1.79%	*
After expense waiver	1.52%	#	1.52%	#	1.52%	#	1.52%	#	1.52%	*#
Net investment income (loss) to average daily net assets	0.69%		0.89%		0.23%		0.53%		0.27%	*
Portfolio turnover rate	34%		13%		16%		25%		25%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 31, 2004 (commencement of operations) through October 31, 2005.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††
Net asset value, beginning of year	$9.92	$19.25		$14.55		$11.61		$9.64
Income (loss) from investment operations:
Net investment income (loss)	0.08 ***	0.13	***	0.18	***	0.07	***	0.03	***
Net realized and unrealized gain (loss) on investments	2.78	(9.16)		4.66		2.96		1.94
Total income (loss) from investment operations	2.86	(9.03)		4.84		3.03		1.97
Less distributions to shareholders:
From net investment income	-	(0.30)		(0.14)		(0.09)		-
From net realized gains	(0.78)	-		-		-		-
Total distributions	(0.78)	(0.30)		(0.14)		(0.09)		-
Net asset value, end of year	$12.00	$9.92		$19.25		$14.55		$11.61
Total Return ^	32.49% ^^	(47.54%	) ^^	33.50%	^^	26.27%	^^	20.44%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$47,642	$39,212		$103,369		$85,486		$55,809
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	1.51%		1.53%		1.55%		1.54%
After expense waiver	N/A	1.50%	#	1.52%	#	1.52%	#	1.52%	#
Net investment income (loss) to average daily net assets	0.81%	0.82%		1.05%		0.55%		0.28%
Portfolio turnover rate	42%	29%		25%		27%		26%

	Class L
	Year Ended 10/31/09	Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††
Net asset value, beginning of year	$10.02	$19.45		$14.66		$11.69		$9.69
Income (loss) from investment operations:
Net investment income (loss)	0.11 ***	0.18	***	0.22	***	0.10	***	0.06	***
Net realized and unrealized gain (loss) on investments	2.82	(9.26)		4.70		2.99		1.94
Total income (loss) from investment operations	2.93	(9.08)		4.92		3.09		2.00
Less distributions to shareholders:
From net investment income	(0.01)	(0.35)		(0.13)		(0.12)		-
From net realized gains	(0.78)	-		-		-		-
Total distributions	(0.79)	(0.35)		(0.13)		(0.12)		-
Net asset value, end of year	$12.16	$10.02		$19.45		$14.66		$11.69
Total Return ^	32.77%	(47.40%	)	33.87%		26.61%		20.64%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$56,494	$51,881		$113,298		$118,352		$223,255
Ratio of expenses to average daily net assets:
Before expense waiver	1.27%	1.26%		1.28%		1.30%		1.29%
After expense waiver	N/A	1.25%	#	1.27%	#	1.27%	#	1.27%	#
Net investment income (loss) to average daily net assets	1.10%	1.12%		1.28%		0.77%		0.54%
Portfolio turnover rate	42%	29%		25%		27%		26%

*** Per share amount calculated on the average shares method.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††
Net asset value, beginning of year	$10.10	$19.59	$14.79		$11.80		$9.76
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.19 ***	0.25	***	0.13	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.85	(9.31)	4.74		3.00		1.97
Total income (loss) from investment operations	2.97	(9.12)	4.99		3.13		2.05
Less distributions to shareholders:
From net investment income	(0.03)	(0.37)	(0.19)		(0.14)		(0.01)
From net realized gains	(0.78)	-	-		-		-
Total distributions	(0.81)	(0.37)	(0.19)		(0.14)		(0.01)
Net asset value, end of year	$12.26	$10.10	$19.59		$14.79		$11.80
Total Return ^	33.08%	(47.32% )	34.05%		26.68%		20.95%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$30,347	$20,833	$83,333		$73,348		$59,211
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	1.11%	1.13%		1.15%		1.14%
After expense waiver	N/A	1.10% #	1.12%	#	1.12%	#	1.12%	#
Net investment income (loss) to average daily net assets	1.21%	1.17%	1.46%		0.93%		0.69%
Portfolio turnover rate	42%	29%	25%		27%		26%

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††
Net asset value, beginning of year	$10.12	$19.63	$14.82		$11.82		$9.78
Income (loss) from investment operations:
Net investment income (loss)	0.12 ***	0.20 ***	0.25	***	0.13	***	0.08	***
Net realized and unrealized gain (loss) on investments	2.84	(9.33)	4.76		3.01		1.97
Total income (loss) from investment operations	2.96	(9.13)	5.01		3.14		2.05
Less distributions to shareholders:
From net investment income	(0.03)	(0.38)	(0.20)		(0.14)		(0.01)
From net realized gains	(0.78)	-	-		-		-
Total distributions	(0.81)	(0.38)	(0.20)		(0.14)		(0.01)
Net asset value, end of year	$12.27	$10.12	$19.63		$14.82		$11.82
Total Return ^	33.13%	(47.32% )	34.17%		26.76%		20.91%
Ratios / Supplemental Data:
Net assets, end of year (000's)	$562,176	$459,583	$1,033,709		$806,440		$608,471
Ratio of expenses to average daily net assets:
Before expense waiver	1.09%	1.08%	1.10%		1.12%		1.11%
After expense waiver	N/A	1.07% #	1.09%	#	1.09%	#	1.09%	#
Net investment income (loss) to average daily net assets	1.24%	1.29%	1.47%		0.97%		0.72%
Portfolio turnover rate	42%	29%	25%		27%		26%

*** Per share amount calculated on the average shares method.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Year Ended 10/31/06		Year Ended 10/31/05†††
Net asset value, beginning of year	$9.81		$19.05		$14.40		$11.50		$9.58
Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.09	***	0.12	***	0.03	***	(0.00	) ***†
Net realized and unrealized gain (loss) on investments	2.74		(9.07)		4.63		2.93		1.92
Total income (loss) from investment operations	2.79		(8.98)		4.75		2.96		1.92
Less distributions to shareholders:
From net investment income	-		(0.26)		(0.10)		(0.06)		-
From net realized gains	(0.78)		-		-		-		-
Total distributions	(0.78)		(0.26)		(0.10)		(0.06)		-
Net asset value, end of year	$11.82		$9.81		$19.05		$14.40		$11.50
Total Return ^	32.22%	^^	(47.71%	) ^^	33.12%	^^	25.82%	^^	20.04%	^^
Ratios / Supplemental Data:
Net assets, end of year (000's)	$191		$158		$308		$232		$186
Ratio of expenses to average daily net assets:
Before expense waiver	1.82%		1.81%		1.83%		1.85%		1.84%
After expense waiver	N/A		1.80%	#	1.82%	#	1.82%	#	1.82%	#
Net investment income (loss) to average daily net assets	0.51%		0.59%		0.74%		0.23%		(0.01%	)
Portfolio turnover rate	42%		29%		25%		27%		26%

*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.

†††

Effective November 1, 2004, rebated brokerage commissions are included with realized gain or loss on investment transactions. Prior to November 1, 2004, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change due to immateriality. (See Note 3).

# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$8.41		$17.20		$12.41		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16	***	0.19	***	0.08	***	0.07	***
Net realized and unrealized gain (loss) on investments	2.30		(8.43)		4.80		2.34
Total income (loss) from investment operations	2.46		(8.24)		4.88		2.41
Less distributions to shareholders:
From net investment income	(0.06)		(0.13)		(0.00	) †	-
From net realized gains	-		(0.42)		(0.09)		-
Total distributions	(0.06)		(0.55)		(0.09)		-
Net asset value, end of period	$10.81		$8.41		$17.20		$12.41
Total Return ^	29.25%	^^	(49.39%	) ^^	39.55%	^^	24.10%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$35,136		$27,401		$36,718		$3,773
Ratio of expenses to average daily net assets:
Before expense waiver	1.58%		1.62%		1.75%		1.70%	*
After expense waiver	1.56%	#	1.58%	#	1.58%	#	1.58%	*#
Net investment income (loss) to average daily net assets	1.80%		1.38%		0.57%		0.68%	*
Portfolio turnover rate	74%		106%		95%		81%	**

	Class L
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$8.45		$17.27		$12.44		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	***	0.22	***	0.11	***	(0.01	) ***
Net realized and unrealized gain (loss) on investments	2.30		(8.48)		4.82		2.45
Total income (loss) from investment operations	2.49		(8.26)		4.93		2.44
Less distributions to shareholders:
From net investment income	(0.07)		(0.14)		(0.01)		-
From net realized gains	-		(0.42)		(0.09)		-
Total distributions	(0.07)		(0.56)		(0.10)		-
Net asset value, end of period	$10.87		$8.45		$17.27		$12.44
Total Return ^	29.61%		(49.32%	)	39.91%		24.40%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$19,065		$7,993		$17,632		$9,667
Ratio of expenses to average daily net assets:
Before expense waiver	1.33%		1.37%		1.50%		2.21%	*
After expense waiver	1.31%	#	1.33%	#	1.33%	#	1.33%	*#
Net investment income (loss) to average daily net assets	2.07%		1.62%		0.78%		(0.13%	) *
Portfolio turnover rate	74%		106%		95%		81%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$8.48	$17.31	$12.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.18 ***	0.14 ***	0.12	***
Net realized and unrealized gain (loss) on investments	2.30	(8.43)	4.82	2.33
Total income (loss) from investment operations	2.50	(8.25)	4.96	2.45
Less distributions to shareholders:
From net investment income	(0.11)	(0.16)	(0.01)	-
From net realized gains	-	(0.42)	(0.09)	-
Total distributions	(0.11)	(0.58)	(0.10)	-
Net asset value, end of period	$10.87	$8.48	$17.31	$12.45
Total Return ^	29.85%	(49.19% )	40.12%	24.50%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$7,494	$5,474	$739	$179
Ratio of expenses to average daily net assets:
Before expense waiver	1.18%	1.22%	1.35%	2.52%	*
After expense waiver	1.16% #	1.18% #	1.18% #	1.18%	*#
Net investment income (loss) to average daily net assets	2.18%	1.47%	0.95%	1.13%	*
Portfolio turnover rate	74%	106%	95%	81%	**

	Class S
	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Period Ended 10/31/06+
Net asset value, beginning of period	$8.49	$17.33	$12.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.20 ***	0.27 ***	0.15 ***	0.13	***
Net realized and unrealized gain (loss) on investments	2.32	(8.53)	4.82	2.33
Total income (loss) from investment operations	2.52	(8.26)	4.97	2.46
Less distributions to shareholders:
From net investment income	(0.11)	(0.16)	(0.01)	-
From net realized gains	-	(0.42)	(0.09)	-
Total distributions	(0.11)	(0.58)	(0.10)	-
Net asset value, end of period	$10.90	$8.49	$17.33	$12.46
Total Return ^	29.90%	(49.18% )	40.18%	24.60%	**
Ratios / Supplemental Data:
Net assets, end of period (000's)	$45,363	$22,846	$26,159	$6,036
Ratio of expenses to average daily net assets:
Before expense waiver	1.08%	1.12%	1.25%	2.52%	*
After expense waiver	N/A	N/A	1.15% #	1.15%	*#
Net investment income (loss) to average daily net assets	2.23%	1.96%	1.04%	1.22%	*
Portfolio turnover rate	74%	106%	95%	81%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class N
	Year Ended 10/31/09		Year Ended 10/31/08		Year Ended 10/31/07		Period Ended 10/31/06+
Net asset value, beginning of period	$8.34		$17.10		$12.37		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	***	0.14	***	0.02	***	0.05	***
Net realized and unrealized gain (loss) on investments	2.27		(8.37)		4.80		2.32
Total income (loss) from investment operations	2.40		(8.23)		4.82		2.37
Less distributions to shareholders:
From net investment income	(0.03)		(0.11)		-		-
From net realized gains	-		(0.42)		(0.09)		-
Total distributions	(0.03)		(0.53)		(0.09)		-
Net asset value, end of period	$10.71		$8.34		$17.10		$12.37
Total Return ^	28.90%	^^	(49.58%	) ^^	39.19%	^^	23.70%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$951		$636		$847		$151
Ratio of expenses to average daily net assets:
Before expense waiver	1.98%		2.02%		2.15%		3.35%	*
After expense waiver	1.94%	#	1.88%	#	1.88%	#	1.88%	*#
Net investment income (loss) to average daily net assets	1.40%		1.08%		0.13%		0.47%	*
Portfolio turnover rate	74%		106%		95%		81%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
+ For the period December 1, 2005 (commencement of operations) through October 31, 2006.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A		Class L		Class Y		Class S		Class N
	Period Ended 10/31/09+		Period Ended 10/31/09+		Period Ended 10/31/09+		Period Ended 10/31/09+		Period Ended 10/31/09+
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	***	0.13	***	0.13	***	0.15	***	0.05	***
Net realized and unrealized gain (loss) on investments	6.33		6.32		6.35		6.34		6.31
Total income (loss) from investment operations	6.42		6.45		6.48		6.49		6.36
Less distributions to shareholders:
From net investment income	-		-		(0.00	) †	(0.00	) †	-
Total distributions	-		-		(0.00	) †	(0.00	) †	-
Net asset value, end of period	$16.42		$16.45		$16.48		$16.49		$16.36
Total Return ^	64.00%	**^^	64.30%	**	64.60%	**	64.73%	**	63.50%	**^^
Ratios / Supplemental Data:
Net assets, end of period (000's)	$238		$27,256		$165		$61,313		$164
Ratio of expenses to average daily net assets:
Before expense waiver	1.83%	*	1.58%	*	1.43%	*	1.33%	*	2.13%	*
After expense waiver	1.65%	*#	1.40%	*#	1.25%	*#	1.15%	*#	1.95%	*#
Net investment income (loss) to average daily net assets	0.73%	*	0.98%	*	1.08%	*	1.23%	*	0.38%	*
Portfolio turnover rate	75%	**	75%	**	75%	**	75%	**	75%	**

* Annualized.
** Percentage represents the results for the period and is not annualized.
*** Per share amount calculated on the average shares method.
† Amount is less than $0.005 per share.
+ For the period November 3, 2008 (commencement of operations) through October 31, 2009.
# Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.

^

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

^^ Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund

MassMutual Premier Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a "Fund" or collectively as the "Funds"): MassMutual Premier Money Market Fund ("Money Market Fund"), MassMutual Premier Short-Duration Bond Fund ("Short-Duration Bond Fund"), MassMutual Premier Inflation-Protected and Income Fund (formerly MassMutual Premier Inflation-Protected Bond Fund) ("Inflation-Protected and Income Fund"), MassMutual Premier Core Bond Fund ("Core Bond Fund"), MassMutual Premier Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Premier High Yield Fund ("High Yield Fund"), MassMutual Premier International Bond Fund ("International Bond Fund"), MassMutual Premier Balanced Fund ("Balanced Fund"), MassMutual Premier Value Fund ("Value Fund"), MassMutual Premier Enhanced Index Value Fund ("Enhanced Index Value Fund"), MassMutual Premier Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MassMutual Premier Main Street Fund ("Main Street Fund"), MassMutual Premier Capital Appreciation Fund ("Capital Appreciation Fund"), MassMutual Premier Enhanced Index Growth Fund ("Enhanced Index Growth Fund"), MassMutual Premier Discovery Value Fund ("Discovery Value Fund"), MassMutual Premier Main Street Small Cap Fund ("Main Street Small Cap Fund"), MassMutual Premier Small Company Opportunities Fund ("Small Company Opportunities Fund"), MassMutual Premier Global Fund ("Global Fund"), MassMutual Premier International Equity Fund ("International Equity Fund"), MassMutual Premier Focused International Fund ("Focused International Fund"), and MassMutual Premier Strategic Emerging Markets Fund ("Strategic Emerging Markets Fund").

The International Bond Fund commenced operations on December 20, 2007. The Strategic Emerging Markets Fund commenced operations on November 3, 2008.

Each Fund, except for the Money Market Fund, has the following five classes of shares: Class A, Class L, Class Y, Class S, and Class N. The Money Market Fund has the following four classes of shares: Class A, Class Y, Class S and Class N. Class N shares of the Money Market Fund are not currently available. Class L shares of the Money Market Fund were converted into Class S shares prior to the opening of business on July 27, 2009. The conversion was effected on a share-for-share basis. Each share class invests in the same portfolio of assets. The principal economic difference among the classes is the level of service and administration fees, and shareholder and distribution services borne by the classes. Because each class will have different fees and expenses, performance and share prices among these classes will vary. The classes of shares are offered to different types of investors, as outlined in the Trust's Prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter ("OTC") securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest,

Notes to Financial Statements (Continued)

whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. Swaps are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a valuation, or for which such market quotations or valuations are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds' Valuation Committee in accordance with procedures approved by the Board of Trustees ("Trustees"), and under the ultimate supervision of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value guidelines may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset's sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in foreign securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds' portfolio securities may change on days when the prices of the Funds' shares are not calculated. The prices of the Funds' shares will reflect any such changes when the prices of the Funds' shares are next calculated, which is the next day the New York Stock Exchange is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds' investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds' Valuation Committee pursuant to guidelines established by the Trustees, and under the ultimate supervision of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Notes to Financial Statements (Continued)

Level 1 — quoted prices (unadjusted) in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts ("ADRs"), futures, exchange-traded funds ("ETFs"), and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Notes to Financial Statements (Continued)

Asset backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety otherwise it could be categorized as Level 3.

Derivative contracts. Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the contract and the terms of the transaction, the fair value of the OTC derivative contracts can be modeled using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative contracts valued by the Funds using pricing models fall into this category and are categorized within the Level 2 of the fair value hierarchy.

The Money Market Fund, Inflation-Protected and Income Fund, High Yield Fund, and International Bond Fund had all investments at Level 2, with corresponding industries as represented in the Portfolios of Investments, as of October 31, 2009.

The Value Fund, Enhanced Index Value Fund, Main Street Fund, Enhanced Index Growth Fund, and Discovery Value Fund had all long-term investments at Level 1, with corresponding industries as represented in the Portfolios of Investments, and all short-term investments at Level 2, as of October 31, 2009.

The Enhanced Index Core Equity Fund had all investments at Level 1, with corresponding industries as represented in the Portfolio of Investments, as of October 31, 2009.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of October 31, 2009 for the Funds' investments:

Assets Valuation Inputs

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Equities
Preferred Stock
Financial	$-	$-	$424,485	$424,485
Total Preferred Stock	-	-	424,485	424,485
Total Equities	-	-	424,485	424,485
Bonds & Notes
Total Corporate Debt	-	153,818,942	-	153,818,942
Total Municipal Obligations	-	251,027	-	251,027
Non-U.S. Government Agency Obligations
Automobile ABS	-	5,335,808	-	5,335,808
Commercial MBS	-	15,125,715	-	15,125,715
Credit Card ABS	-	2,505,437	-	2,505,437
Home Equity ABS	-	3,053	-	3,053
Student Loans ABS	-	3,219,410	2,463,190	5,682,600
WL Collateral CMO	-	5,049,326	-	5,049,326
WL Collateral PAC	-	78,570	-	78,570
Total Non-U.S. Government Agency Obligations	-	31,317,319	2,463,190	33,780,509
Total Sovereign Debt Obligations	-	1,576,255	-	1,576,255
U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	88,240,045	-	88,240,045
Total U.S. Government Agency Obligations and Instrumentalities	-	88,240,045	-	88,240,045
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	17,674,111	-	17,674,111
Total U.S. Treasury Obligations	-	17,674,111	-	17,674,111
Total Bonds & Notes	-	292,877,699	2,463,190	295,340,889
Total Long-Term Investments	-	292,877,699	2,887,675	295,765,374
Total Short-Term Investments	-	147,320,022	-	147,320,022
Total Investments	$-	$440,197,721	$2,887,675	$443,085,396

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Core Bond Fund
Equities
Preferred Stock
Financial	$-	$-	$964,739	$964,739
Total Preferred Stock	-	-	964,739	964,739
Total Equities	-	-	964,739	964,739
Bonds & Notes
Total Corporate Debt	-	435,952,424	1,906,954	437,859,378
Total Municipal Obligations	-	5,816,052	-	5,816,052
Non-U.S. Government Agency Obligations
Automobile ABS	-	2,970,723	-	2,970,723
Commercial MBS	-	45,511,812	-	45,511,812
Home Equity ABS	-	11,762	-	11,762
Student Loans ABS	-	9,083,620	7,439,103	16,522,723
WL Collateral CMO	-	14,743,716	-	14,743,716
WL Collateral PAC	-	279,647	-	279,647
Total Non-U.S. Government Agency Obligations	-	72,601,280	7,439,103	80,040,383
Total Sovereign Debt Obligations	-	6,142,430	-	6,142,430
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	3,166,666	-	3,166,666
Pass-Through Securities	-	459,259,482	-	459,259,482
Total U.S. Government Agency Obligations and Instrumentalities	-	462,426,148	-	462,426,148
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	122,323,589	-	122,323,589
Total U.S. Treasury Obligations	-	122,323,589	-	122,323,589
Total Bonds & Notes	-	1,105,261,923	9,346,057	1,114,607,980
Total Long-Term Investments	-	1,105,261,923	10,310,796	1,115,572,719
Total Short-Term Investments	-	365,708,702	-	365,708,702
Total Investments	$-	$1,470,970,625	$10,310,796	$1,481,281,421

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Diversified Bond Fund
Equities
Common Stock
Communications	$49,609	$-	$-	$49,609
Total Common Stock	49,609	-	-	49,609
Preferred Stock
Financial	-	-	578,843	578,843
Total Preferred Stock	-	-	578,843	578,843
Total Equities	49,609	-	578,843	628,452
Bonds & Notes
Total Corporate Debt	-	123,605,172	-	123,605,172
Total Municipal Obligations	-	1,490,070	-	1,490,070
Non-U.S. Government Agency Obligations
Automobile ABS	-	700,768	-	700,768
Commercial MBS	-	12,170,096	-	12,170,096
Home Equity ABS	-	534	-	534
Student Loans ABS	-	2,196,986	2,011,142	4,208,128
WL Collateral CMO	-	4,181,299	-	4,181,299
WL Collateral PAC	-	34,817	-	34,817
Total Non-U.S. Government Agency Obligations	-	19,284,500	2,011,142	21,295,642
Total Sovereign Debt Obligations	-	1,585,235	-	1,585,235
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	110,096	-	110,096
Pass-Through Securities	-	114,475,357	-	114,475,357
Total U.S. Government Agency Obligations and Instrumentalities	-	114,585,453	-	114,585,453
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	14,824,391	-	14,824,391
Total U.S. Treasury Obligations	-	14,824,391	-	14,824,391
Total Bonds & Notes	-	275,374,821	2,011,142	277,385,963
Total Long-Term Investments	49,609	275,374,821	2,589,985	278,014,415
Total Short-Term Investments	-	87,805,883	-	87,805,883
Total Investments	$49,609	$363,180,704	$2,589,985	$365,820,298

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Balanced Fund
Equities
Common Stock
Basic Materials	$2,062,760	$-	$-	$2,062,760
Communications	7,605,290	-	-	7,605,290
Consumer, Cyclical	6,102,198	-	-	6,102,198
Consumer, Non-cyclical	16,860,798	-	-	16,860,798
Diversified	29,144	-	-	29,144
Energy	8,238,494	-	-	8,238,494
Financial	10,351,163	-	-	10,351,163
Industrial	7,753,741	-	-	7,753,741
Technology	10,561,446	-	-	10,561,446
Utilities	2,414,295	-	-	2,414,295
Total Common Stock	71,979,329	-	-	71,979,329
Total Equities	71,979,329	-	-	71,979,329
Bonds & Notes
Total Corporate Debt	-	17,094,546	-	17,094,546
Total Municipal Obligations	-	229,441	-	229,441
Non-U.S. Government Agency Obligations
Automobile ABS	-	108,826	-	108,826
Commercial MBS	-	1,641,986	-	1,641,986
Student Loans ABS	-	350,122	115,409	465,531
WL Collateral CMO	-	556,775	-	556,775
WL Collateral PAC	-	16,946	-	16,946
Total Non-U.S. Government Agency Obligations	-	2,674,655	115,409	2,790,064
Total Sovereign Debt Obligations	-	87,650	-	87,650
U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	107,463	-	107,463
Pass-Through Securities	-	16,978,761	-	16,978,761
Total U.S. Government Agency Obligations and Instrumentalities	-	17,086,224	-	17,086,224
U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	4,923,997	-	4,923,997
Total U.S. Treasury Obligations	-	4,923,997	-	4,923,997
Total Bonds & Notes	-	42,096,513	115,409	42,211,922
Total Mutual Funds	2,533,907	-	-	2,533,907

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Balanced Fund (Continued)
Total Long-Term Investments	$74,513,236	$42,096,513	$115,409	$116,725,158
Total Short-Term Investments	-	14,681,066	-	14,681,066
Total Investments	$74,513,236	$56,777,579	$115,409	$131,406,224
Capital Appreciation Fund
Equities
Common Stock
Basic Materials	$30,938,194	$-	$-	$30,938,194
Communications	106,159,932	-	-	106,159,932
Consumer, Cyclical	47,456,862	6,686,858	-	54,143,720
Consumer, Non-cyclical	160,656,393	37,815,691	-	198,472,084
Energy	69,636,888	-	-	69,636,888
Financial	47,208,053	12,121,440	-	59,329,493
Industrial	34,518,676	10,413,064	-	44,931,740
Technology	144,360,516	-	-	144,360,516
Total Common Stock	640,935,514	67,037,053	-	707,972,567
Total Equities	640,935,514	67,037,053	-	707,972,567
Total Long-Term Investments	640,935,514	67,037,053	-	707,972,567
Total Short-Term Investments	-	6,447,678	-	6,447,678
Total Investments	$640,935,514	$73,484,731	$-	$714,420,245
Main Street Small Cap Fund
Equities
Common Stock
Basic Materials	$2,291,326	$-	$416	$2,291,742
Communications	7,648,637	-	-	7,648,637
Consumer, Cyclical	12,130,485	-	-	12,130,485
Consumer, Non-cyclical	17,976,298	-	-	17,976,298
Diversified	23,676	-	-	23,676
Energy	2,963,222	-	-	2,963,222
Financial	14,945,717	-	-	14,945,717
Industrial	12,230,978	-	-	12,230,978
Technology	7,917,651	-	-	7,917,651
Utilities	2,404,737	-	-	2,404,737
Total Common Stock	80,532,727	-	416	80,533,143
Total Equities	80,532,727	-	416	80,533,143
Total Mutual Funds	5,174	-	-	5,174
Rights
Consumer, Cyclical	-	-	3	3
Total Rights	-	-	3	3
Total Long-Term Investments	80,537,901	-	419	80,538,320
Total Investments	$80,537,901	$-	$419	$80,538,320

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Small Company Opportunities Fund
Equities
Common Stock
Basic Materials	$5,137,486	$-	$1,573	$5,139,059
Communications	17,102,206	-	-	17,102,206
Consumer, Cyclical	27,032,253	-	-	27,032,253
Consumer, Non-cyclical	40,075,654	-	-	40,075,654
Diversified	53,509	-	-	53,509
Energy	6,630,965	-	-	6,630,965
Financial	33,395,297	-	-	33,395,297
Industrial	27,285,553	-	-	27,285,553
Technology	17,730,550	-	-	17,730,550
Utilities	5,339,535	-	-	5,339,535
Total Common Stock	179,783,008	-	1,573	179,784,581
Total Equities	179,783,008	-	1,573	179,784,581
Total Mutual Funds	962,714	-	-	962,714
Rights
Consumer, Cyclical	-	-	6	6
Total Rights	-	-	6	6
Total Long-Term Investments	180,745,722	-	1,579	180,747,301
Total Short-Term Investments	-	2,054,857	-	2,054,857
Total Investments	$180,745,722	$2,054,857	$1,579	$182,802,158
Global Fund
Equities
Common Stock
Basic Materials	$-	$2,526,600	$-	$2,526,600
Communications	32,933,415	30,406,322	53,335	63,393,072
Consumer, Cyclical	22,901,784	24,259,075	-	47,160,859
Consumer, Non-cyclical	34,611,220	36,845,804	-	71,457,024
Diversified	-	8,301,064	-	8,301,064
Energy	7,709,971	10,872,985	-	18,582,956
Financial	14,367,748	42,393,945	-	56,761,693
Industrial	17,544,157	45,698,045	-	63,242,202
Technology	28,485,851	20,519,812	-	49,005,663
Utilities	-	3,390,106	-	3,390,106
Total Common Stock	158,554,146	225,213,758	53,335	383,821,239
Preferred Stock
Consumer, Cyclical	-	2,754,572	-	2,754,572
Total Preferred Stock	-	2,754,572	-	2,754,572
Total Equities	158,554,146	227,968,330	53,335	386,575,811
Bonds & Notes
Total Corporate Debt	-	434,472	-	434,472
Total Bonds & Notes	-	434,472	-	434,472

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Global Fund (Continued)
Total Mutual Funds	$3,814,131	$-	$-	$3,814,131
Total Long-Term Investments	162,368,277	228,402,802	53,335	390,824,414
Total Investments	$162,368,277	$228,402,802	$53,335	$390,824,414
International Equity Fund
Equities
Common Stock
Basic Materials	$10,295,670	$18,873,974	$-	$29,169,644
Communications	3,194,400	53,660,988	-	56,855,388
Consumer, Cyclical	4,236,960	62,726,690	-	66,963,650
Consumer, Non-cyclical	1,422,546	214,194,041	-	215,616,587
Diversified	-	4,758,472	-	4,758,472
Energy	5,350,590	31,586,396	-	36,936,986
Financial	7,285,104	77,792,851	-	85,077,955
Industrial	6,656,743	107,155,576	76,807	113,889,126
Technology	-	52,257,611	-	52,257,611
Utilities	-	2,004,646	-	2,004,646
Total Common Stock	38,442,013	625,011,245	76,807	663,530,065
Convertible Preferred Stock
Financial	-	-	6,672,380	6,672,380
Industrial	-	-	97,189	97,189
Total Convertible Preferred Stock	-	-	6,769,569	6,769,569
Total Equities	38,442,013	625,011,245	6,846,376	670,299,634
Warrants
Biotechnology	-	17,846	-	17,846
Total Warrants	-	17,846	-	17,846
Total Mutual Funds	26,895,734	-	-	26,895,734
Rights
Consumer, Non-cyclical	86,223	-	-	86,223
Total Rights	86,223	-	-	86,223
Total Long-Term Investments	65,423,970	625,029,091	6,846,376	697,299,437
Total Investments	$65,423,970	$625,029,091	$6,846,376	$697,299,437
Focused International Fund
Equities
Common Stock
Basic Materials	$-	$20,068,366	$-	$20,068,366
Communications	-	10,798,120	-	10,798,120
Consumer, Cyclical	-	2,788,769	-	2,788,769
Consumer, Non-cyclical	-	20,754,337	-	20,754,337
Energy	-	13,863,994	-	13,863,994
Financial	-	23,417,716	-	23,417,716

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Focused International Fund (Continued)
Industrial	$-	$6,820,487	$27,916	$6,848,403
Technology	-	1,812,561	-	1,812,561
Utilities	-	2,573,783	-	2,573,783
Total Common Stock	-	102,898,133	27,916	102,926,049
Preferred Stock
Consumer, Non-cyclical	-	2,353,748	-	2,353,748
Total Preferred Stock	-	2,353,748	-	2,353,748
Total Equities	-	105,251,881	27,916	105,279,797
Total Long-Term Investments	-	105,251,881	27,916	105,279,797
Total Short-Term Investments	-	3,292,465	-	3,292,465
Total Investments	$-	$108,544,346	$27,916	$108,572,262
Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$8,349,461	$3,271,278	$-	$11,620,739
Communications	6,126,327	8,117,872	-	14,244,199
Consumer, Cyclical	903,224	5,262,934	-	6,166,158
Consumer, Non-cyclical	4,101,242	-	-	4,101,242
Diversified	-	471,308	-	471,308
Energy	9,426,278	3,583,708	-	13,009,986
Financial	10,856,269	17,044,836	-	27,901,105
Industrial	-	1,721,564	-	1,721,564
Technology	608,814	4,901,663	-	5,510,477
Total Common Stock	40,371,615	44,375,163	-	84,746,778
Preferred Stock
Basic Materials	1,897,831	-	-	1,897,831
Total Preferred Stock	1,897,831	-	-	1,897,831
Total Equities	42,269,446	44,375,163	-	86,644,609
Total Long-Term Investments	42,269,446	44,375,163	-	86,644,609
Total Short-Term Investments	-	2,457,548	-	2,457,548
Total Investments	$42,269,446	$46,832,711	$-	$89,102,157

Notes to Financial Statements (Continued)

The following is the aggregate value by input level as of October 31, 2009 for the Funds' other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Duration Bond Fund	$-	$814,228	$-	$814,228
Core Bond Fund	-	2,778,533	-	2,778,533
Diversified Bond Fund	-	702,055	-	702,055
International Bond Fund	-	236,881	-	236,881
Balanced Fund	25,310	103,530	-	128,840

Liabilities Valuation Inputs

	Other Financial Instruments*
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Short-Duration Bond Fund	$-	$(47,287)	$-	$(47,287)
Core Bond Fund	-	(153,315)	-	(153,315)
Diversified Bond Fund	-	(41,780)	-	(41,780)
International Bond Fund	-	(141,540)	-	(141,540)
Balanced Fund	-	(6,463)	-	(6,463)

*Other financial instruments include forward contracts, futures contracts, and swap agreements.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 10/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 10/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/09
Short-Duration Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$435,435	$-	$-	$(10,950)	$-	$-	$424,485	$(10,950)
Bonds & Notes
Corporate Debt	289,066	-	180	1,273	(290,519)	-	-	-
Non-U.S. Government Agency Obligation

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 10/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/09
Short-Duration Bond Fund (continued)
Student Loans ABS	$2,730,374	$-	$(920,583)	$767,430	$(114,031)	$-	$2,463,190	$167,518
	$3,454,875	$-	$(920,403)	$757,753	$(404,550)	$-	$2,887,675	$156,568

Core Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$989,625	$-	$-	$(24,886)	$-	$-	$964,739	$(24,886)
Bonds & Notes
Corporate Debt	4,789,515	-	(1,010,888)	1,862,866	(3,734,539)	-	1,906,954	29,065
Non-U.S. Government Agency Obligation
Student Loans ABS	8,231,438	-	(2,739,298)	2,286,276	(339,313)	-	7,439,103	501,170
Total	$14,010,578	$-	$(3,750,186)	$4,124,256	$(4,073,852)	$-	$10,310,796	$505,349

Diversified Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$593,775	$-	$-	$(14,932)	$-	$-	$578,843	$(14,932)
Bonds & Notes
Corporate Debt	914,892	-	(28,440)	277,549	(1,164,001)	-	-	-
Non-U.S. Government Agency Obligation
Student Loans ABS	2,421,588	-	(956,352)	774,281	(228,375)	-	2,011,142	262,161
	$3,930,255	$-	$(984,792)	$1,036,898	$(1,392,376)	$-	$2,589,985	$247,229

Balanced Fund
Long-Term Investments
Bonds & Notes
Corporate Debt	$237,662	$-	$(434,750)	$466,971	$(269,883)	$-	$-	$-
Non-U.S. Government Agency Obligation
Student Loans ABS	218,564	-	(224,532)	149,190	(27,813)	-	115,409	2,870
	$456,226	$-	$(659,282)	$616,161	$(297,696)	$-	$115,409	$2,870

Main Street Fund
Long-Term Investments
Equities
Warrants
Basic Materials	$1,278	$-	$(2,655)	$1,420	$(43)	$-	$-	$-

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/08	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers in and/or (out) of Level 3	Balance as of 10/31/09	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/09

Main Street Small Cap Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(4,006)	$-	$4,422	$416	$(4,006)
Warrants
Basic Materials	184	-	-	(184)	-	-	-	-
Rights
Consumer, Cyclicals	-	-	-	3	-	-	3	3
	$184	$-	$-	$(4,187)	$-	$4,422	$419	$(4,003)

Small Company Opportunities Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$-	$-	$-	$(15,146)	$-	$16,719	$1,573	$(15,146)
Warrants
Basic Materials	697	-	-	(697)	-	-	-	-
Rights
Consumer, Cyclical	-	-	-	6	-	-	6	6
	$697	$-	$-	$(15,837)	$-	$16,719	$1,579	$(15,140)

Global Fund
Long-Term Investments
Equities
Common Stock
Communications	$-	$-	$-	$(20,762)	$74,097	$-	$53,335	$(20,762)

International Equity Fund
Long-Term Investments
Equities
Common Stock
Industrial	$136,097	$-	$-	$(59,290)	$-	$-	$76,807	$(59,290)
Convertible Preferred Stock
Financial	9,829,915	-	1,386,034	(1,202,394)	(3,341,175)	-	6,672,380	-
Industrial	172,213	-	-	(75,024)	-	-	97,189	(75,024)
	$10,138,225	$-	$1,386,034	$(1,336,708)	$(3,341,175)	$-	$6,846,376	$(134,314)

Focused International Fund
Long-Term Investments
Equities
Common Stock
Industrial	$27,882	$-	$-	$185	$27,731	$(27,882)	$27,916	$185

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. Each Fund may use the derivatives it held during the year ended October 31, 2009, as follows:

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund	Value Fund	International Equity Fund
Foreign Currency Exchange Transactions *
Hedging/Risk Management				X
Directional Exposures to Currencies				X
Futures Contracts **
Hedging/Risk Management	X	X	X		X
Duration/Credit Quality Management	X	X	X		X
Short-term Cash Deployment	X	X	X		X
Substitution for Cash Investment	X	X	X		X
Intention to Create Investment Leverage in Portfolio	X	X	X		X
Interest Rate Swaps ***
Hedging/Risk Management	X	X	X		X
Duration Management	X	X	X		X
Substitution for Cash Investment	X	X	X		X
Intention to Create Investment Leverage in Portfolio	X	X	X		X
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	X	X	X		X
Duration/Credit Quality Management	X	X	X		X
Directional Investment	X	X	X		X
Intention to Create Investment Leverage in Portfolio	X	X	X		X
Options (Purchased)
Hedging/Risk Management						X
Directional Investment						X
Options (Sold)
Hedging/Risk Management						X
Directional Investment						X
Rights and Warrants
Directional Investment							X

Notes to Financial Statements (Continued)

*Includes any options, futures contracts, forward contracts, and swap agreements, if applicable.

**Includes any options on futures contracts, if applicable.

***Includes caps, floors, and collars, and related options, if applicable.

The Balanced Fund, Main Street Fund, Main Street Small Cap Fund, Small Company Opportunities Fund, Global Fund, and International Equity Fund held rights during the year as a result of corporate actions. The Main Street Fund, Main Street Small Cap Fund, Small Company Opportunities Fund, and International Equity Fund held warrants during the year as a result of corporate actions.

At October 31, 2009, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Interest Rate Risk	Foreign Exchange Risk		Credit Risk	Equity Risk		Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$17,964		$-	$796,264		$-	$814,228
Liability Derivatives
Swap Agreements^	$-		$-	$(47,287)		$-	$(47,287)
Realized Gain (Loss)#
Futures Contracts	$(1,571,721)		$-	$-		$-	$(1,571,721)
Swap Agreements	26,242	-		12,725	-		38,967
Total Realized Gain (Loss)	$(1,545,479)		$-	$12,725		$-	$(1,532,754)
Change in Appreciation (Depreciation)##
Futures Contracts	$(111,469)		$-	$-		$-	$(111,469)
Swap Agreements	17,964	-		(49,781)	-		(31,817)
Total Change in Appreciation (Depreciation)	$(93,505)		$-	$(49,781)		$-	$(143,286)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	135		-	-		-	135
Swap Agreements	$48,000,000	$-		$7,708,333	$-		$55,708,333

Core Bond Fund
Asset Derivatives
Swap Agreements*	$60,910		$-	$2,717,623		$-	$2,778,533
Liability Derivatives
Swap Agreements^	$-		$-	$(153,315)		$-	$(153,315)
Realized Gain (Loss)#
Futures Contracts	$(142,217)		$-	$-		$-	$(142,217)
Swap Agreements	88,975		-	80,190		-	169,165
Total Realized Gain (Loss)	$(53,242)		$-	$80,190		$-	$26,948
Change in Appreciation (Depreciation)##
Futures Contracts	$(1,369,777)		$-	$-		$-	$(1,369,777)
Swap Agreements	60,910	-		(822,494)	-		(761,584)
Total Change in Appreciation (Depreciation)	$(1,308,867)		$-	$(822,494)		$-	$(2,131,361)

Notes to Financial Statements (Continued)

	Interest Rate Risk		Foreign Exchange Risk		Credit Risk		Equity Risk		Total
Core Bond Fund (continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	213			-		-		-	213
Swap Agreements	$162,750,000		$-		$28,928,333		$-		$191,678,333

Diversified Bond Fund
Asset Derivatives
Swap Agreements*	$16,000			$-	$686,055			$-	$702,055
Liability Derivatives
Swap Agreements^		$-		$-	$(41,780)			$-	$(41,780)
Realized Gain (Loss)#
Futures Contracts	$(886,157)			$-		$-		$-	$(886,157)
Swap Agreements	(157,376)		-		62,176		-		(95,200)
Total Realized Gain (Loss)	$(1,043,533)			$-	$62,176			$-	$(981,357)
Change in Appreciation (Depreciation)##
Futures Contracts	$(368,882)			$-		$-		$-	$(368,882)
Swap Agreements	16,000		-		(269,798)		-		(253,798)
Total Change in Appreciation (Depreciation)	$(352,882)			$-	$(269,798)			$-	$(622,680)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	68		-		-		-		68
Swap Agreements	$40,737,500		$-		$7,441,667		$-		$48,179,167

International Bond Fund
Asset Derivatives
Forward Contracts*		$-	$236,881			$-		$-	$236,881
Liability Derivatives
Forward Contracts^		$-	$(141,540)			$-		$-	$(141,540)
Realized Gain (Loss)#
Forward Contracts		$-	$259,674			$-		$-	$259,674
Change in Appreciation (Depreciation)##
Forward Contracts		$-	$(731,914)			$-		$-	$(731,914)
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-		$17,221,402		$-		$-		$17,221,402

Balanced Fund
Asset Derivatives
Futures Contracts^^	$25,310			$-		$-		$-	$25,310
Swap Agreements*	2,526		-		101,004		-		103,530
Total Value	$27,836			$-	$101,004			$-	$128,840
Liability Derivatives
Swap Agreements^		$-		$-	$(6,463)			$-	$(6,463)

Notes to Financial Statements (Continued)

	Interest Rate Risk		Foreign Exchange Risk		Credit Risk		Equity Risk	Total
Balanced Fund (continued)
Realized Gain (Loss)#
Futures Contracts	$285,807			$-		$-	$583,623	$869,430
Swap Agreements	3,690		-		8,578		-	12,268
Total Realized Gain (Loss)	$289,497			$-	$8,578		$583,623	$881,698
Change in Appreciation (Depreciation)##
Futures Contracts	$(43,748)			$-		$-	$-	$(43,748)
Swap Agreements	2,526		-		(35,330)		-	(32,804)
Total Change in Appreciation (Depreciation)	$(41,222)			$-	$(35,330)		$-	$(76,552)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	15		-		-		75	90
Swap Agreements	$6,750,000		$-		$1,189,667		$-	$7,939,667
Rights	-		-		-		5,100	5,100

Value Fund
Realized Gain (Loss)#
Purchased Options		$-		$-		$-	$(54,143)	$(54,143)
Written Options	-		-		-		195,222	195,222
Total Realized Gain (Loss)		$-		$-		$-	$141,079	$141,079

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-		-		-		73,600	73,600
Written Options	-		-		-		80,400	80,400

Main Street Fund
Realized Gain (Loss)#
Rights		$-		$-		$-	$226	$226
Warrants	-		-		-		(2,655)	(2,655)
Total Realized Gain (Loss)		$-		$-		$-	$(2,429)	$(2,429)
Change in Appreciation (Depreciation)##
Warrants		$-		$-		$-	$1,420	$1,420

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-		-		-		24,757	24,757
Warrants	-		-		-		14,163	14,163

Notes to Financial Statements (Continued)

	Interest Rate Risk		Foreign Exchange Risk		Credit Risk		Equity Risk	Total

Main Street Small Cap Fund
Asset Derivatives
Rights*		$-		$-		$-	$3	$3
Realized Gain (Loss)#
Rights		$-		$-		$-	$10,577	$10,577
Change in Appreciation (Depreciation)##
Rights	$-			$-		$-	$3	$3
Warrants	-		-		-		(184)	(184)
Total Change in Appreciation (Depreciation)		$-		$-		$-	$(181)	$(181)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-		-		-		322	322
Warrants	-		-		-		44,800	44,800

Small Company Opportunities Fund
Asset Derivatives
Rights*		$-		$-		$-	$6	$6
Realized Gain (Loss)#
Rights		$-		$-		$-	$18,058	$18,058
Change in Appreciation (Depreciation)##
Rights	$-		$-		$-		$6	$6
Warrants	-		-		-		(697)	(697)
	$-		$-		$-		$(691)	$(691)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-		-		-		642	642
Warrants	-		-		-		169,400	169,400

Global Fund
Number of Contracts, Notional Amounts or Shares/Units†
Rights		-		-		-	220,191	220,191

International Equity Fund
Asset Derivatives*
Rights		$-		$-		$-	$86,223	$86,223
Warrants	-		-		-		17,846	17,846
	$-		$-		$-		$104,069	$104,069

Notes to Financial Statements (Continued)

	Interest Rate Risk		Foreign Exchange Risk		Credit Risk		Equity Risk	Total
International Equity Fund (continued)
Realized Gain (Loss)#
Rights		$-		$-		$-	$(190,679)	$(190,679)
Warrants		-		-		-	(55)	(55)
	$-		$-		$-		$(190,734)	$(190,734)
Change in Appreciation (Depreciation)##
Rights		$-		$-		$-	$(224,175)	$(224,175)
Warrants	-		-		-		(79,035)	(79,035)
Total Change in Appreciation (Depreciation)		$-		$-		$-	$(303,210)	$(303,210)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-		-		-		400,835	400,835
Warrants	-		-		-		872,931	872,931
Focused International Fund Realized Gain (Loss)#
Forward Contracts		$-	$954			$-	$-	$954
Change in Appreciation (Depreciation)##
Forward Contracts		$-	$9,632			$-	$-	$9,632
Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts		$-	$1,278,276			$-	$-	$1,278,276

*Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts, open swap agreements, at value, or investments, at value, as applicable.

^Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options, as applicable.

^^Cumulative appreciation (depreciation) on futures contracts is reported in "Futures Contracts" below. Only current day's variation margin, if any, is reported within the Statements of Assets and Liabilities.

#Statements of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions, futures contracts, swap agreements, investment transactions, or written options, as applicable.

##Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies, futures contracts, swap agreements, investment transactions, or written options, as applicable.

†Amount(s) disclosed represent average number of contracts, notional amounts, or shares/units outstanding for the months that the Fund held such derivatives during the year ended October 31, 2009.

The Value Fund had no change in appreciation (depreciation) on purchased options during the year ended October 31, 2009.

The Balanced Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights, the Main Street Fund had no change in appreciation (depreciation) on rights, and the Global Fund had no change in appreciation (depreciation) and no realized gain (loss) on rights during the year ended October 31, 2009.

The Main Street Small Cap Fund and Small Company Opportunities Fund had no realized gain (loss) on warrants during the year ended October 31, 2009.

Notes to Financial Statements (Continued)

Further details regarding the derivatives and other investments held by the Funds during the year ended October 31, 2009, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able, to perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into foreign currency exchange transactions, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risk are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at October 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the contract.

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	Contracts at Value	In Exchange for U.S. Dollars	Unrealized Appreciation (Depreciation)
International Bond Fund
BUYS
Credit Suisse Securities LLC London	3,200,000	Swedish Krona	12/03/09	$453,771	$451,678	$2,093

Deutsche Bank AG London	270,000	British Pound	12/15/09	444,946	437,258	7,688
Deutsche Bank AG London	11,136,081	Japanese Yen	11/19/09	123,032	118,142	4,890
Deutsche Bank AG London	2,100,000	Norwegian Krone	12/03/09	368,145	348,299	19,846

Notes to Financial Statements (Continued)

Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	Contracts at Value	In Exchange for U.S. Dollars	Unrealized Appreciation (Depreciation)
International Bond Fund (continued)
Deutsche Bank AG London	260,000	Polish Zloty	12/03/09	$89,981	$90,028	$(47)
				1,026,104	993,727	32,377

JP Morgan Chase Bank	381,000,000	Japanese Yen	11/19/09	4,209,313	4,031,511	177,802

Royal Bank of Scotland PLC	243,000	Euro	11/25/09	358,515	356,184	2,331

UBS AG London	740,000	Canadian Dollar	12/15/09	686,968	688,276	(1,308)

				$6,734,671	$6,521,376	$213,295
SELLS
Deutsche Bank AG London	26,000,000	Japanese Yen	11/19/09	$287,250	$284,451	$(2,799)

Royal Bank of Scotland PLC	1,470,000	Euro	11/25/09	2,168,794	2,102,176	(66,618)
Royal Bank of Scotland PLC	1,135,000	Polish Zloty	12/03/09	392,803	395,256	2,453
				2,561,597	2,497,432	(64,165)

UBS AG London	9,000,000	Japanese Yen	11/19/09	99,433	101,093	1,660
UBS AG London	100,000	Euro	11/25/09	147,537	147,307	(230)
UBS AG London	400,000	Polish Zloty	12/03/09	138,433	140,400	1,967
UBS AG London	1,080,000	British Pound	12/15/09	1,779,781	1,795,932	16,151
UBS AG London	1,450,000	Australian Dollar	12/15/09	1,304,972	1,242,969	(62,003)
UBS AG London	3,380,000	Mexican Peso	12/15/09	255,524	246,989	(8,535)
				3,725,680	3,674,690	(50,990)

				$6,574,527	$6,456,573	$(117,954)

Futures Contracts

A Fund may seek to limit a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the

Notes to Financial Statements (Continued)

asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at October 31, 2009:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Balanced Fund
BUYS
11	U.S. Treasury Note 5 Year	12/31/09	$1,280,984	$25,310

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index).

When a Fund enters into an interest rate swap, it will typically agree to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund also may enter into credit default swap agreements, as a "buyer" or "seller" of credit protection. The buyer of credit protection typically makes periodic payments to the seller based on short-term interest rates in return for the promise of the seller to purchase from the buyer of protection one or more securities at "par value" (full notional value) upon the occurrence of a credit event affecting the issuer of the securities. The credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. The use of credit default swaps may result in the creation of leverage in a Fund's portfolio. A Fund may enter into credit default swaps to hedge against interest rate or credit risks or to earn additional income.

Notes to Financial Statements (Continued)

During the period when a credit default swap is open, the agreement is marked to market in accordance with the terms of the agreement based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through the valuation date. Changes in the values of credit default swap agreements are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk – the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at October 31, 2009. A Fund's maximum risk of loss from counterparty risk is the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Short-Duration Bond Fund*
Credit Default Swaps
1,250,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$(176)	$-	$(176)
1,050,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(27,613)	-	(27,613)
650,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	(18,453)	12,038	(6,415)
							(46,242)	12,038	(34,204)
225,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	47,952	-	47,952
650,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000)%	Pitney Bowes, Inc.	(6,816)	(6,267)	(13,083)
1,500,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(3,750)	150,000	146,250
5,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	4,125	493,125	497,250

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Short-Duration Bond Fund* (continued)
Credit Default Swaps (continued)
1,075,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	$34,937	$69,875	$104,812
							28,496	706,733	735,229
							$30,206	$718,771	$748,977
Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
32,000,000	USD	5/05/10	Merrill Lynch International		Absolute value of the (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$17,964	$-	$17,964
Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Core Bond Fund**
Credit Default Swaps
3,800,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$(535)	$-	$(535)
3,300,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(86,784)	-	(86,784)
2,200,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	(62,457)	40,743	(21,714)
							(149,776)	40,743	(109,033)
4,020,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	153,050	-	153,050
825,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	175,823	-	175,823
							328,873	-	328,873
2,200,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000)%	Pitney Bowes, Inc.	(23,071)	(21,211)	(44,282)
17,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	13,750	1,643,750	1,657,500
5,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(12,500)	500,000	487,500
2,500,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	81,250	162,500	243,750
							59,429	2,285,039	2,344,468
							$238,526	$2,325,782	$2,564,308
Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
108,500,000	USD	5/05/10	Merrill Lynch International		Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$60,910	$-	$60,910

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Diversified Bond Fund***
Credit Default Swaps
800,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$(113)	$-	$(113)
900,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sarah Lee Corp.	(23,668)	-	(23,668)
600,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	(17,034)	11,112	(5,922)
							(40,815)	11,112	(29,703)
1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	42,831	-	42,831
200,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp.	42,624	-	42,624
							85,455	-	85,455
600,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000)%	Pitney Bowes, Inc.	(6,292)	(5,785)	(12,077)
4,420,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	3,575	427,375	430,950
1,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(3,250)	130,000	126,750
440,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	14,300	28,600	42,900
							8,333	580,190	588,523
							$52,973	$591,302	$644,275
Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
28,500,000	USD	5/05/10	Merrill Lynch International		Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$16,000	$-	$16,000
Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Balanced Fund
Credit Default Swaps
200,000	USD	12/20/09	Barclays Bank PLC	Buy	(0.550)%	Cox Communications, Inc.	$(28)	$-	$(28)
140,000	USD	6/20/17	Barclays Bank PLC	Buy	(0.850)%	Sara Lee Corp.	(3,682)	-	(3,682)
75,000	USD	6/20/14	Barclays Bank PLC	Buy	(1.000)%	Centex Corp.	(2,129)	1,389	(740)
							(5,839)	1,389	(4,450)
180,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriot International, Inc.	6,853	-	6,853
25,000	USD	9/20/17	Credit Suisse Securities LLC	Buy	(1.050)%	Brunswick Corp. Notes.	5,328	-	5,328
							12,181	-	12,181
100,000	USD	6/20/14	Goldman Sachs & Co.	Buy	(1.000)%	Pitney Bowes, Inc.	(1,049)	(964)	(2,013)
646,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	523	62,463	62,986

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Balanced Fund (continued)
Credit Default Swaps (continued)
190,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	$(475)	$19,000	$18,525
75,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	2,437	4,875	7,312
							1,436	85,374	86,810
							$7,778	$86,763	$94,541
Notional Amount	Currency	Expiration Date	Counterparty		Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
4,500,000	USD	5/05/10	Merrill Lynch International		Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if negative	Absolute value of (USD-CMM30-FNMA rate – the USD-10Y CMS rate – 0.42)% if positive	$2,526	$-	$2,526

*Collateral for swap agreements received from Goldman Sachs & Co. amounted to $580,000 at October 31, 2009.

**Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $500,000 and securities valued at $2,367,464, respectively, at October 31, 2009. Collateral for swap agreements held by Barclays Bank PLC was a security valued at $275,519.

***Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $300,000 and $460,000, respectively, at October 31, 2009.

USD U.S. Dollar

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a "directional" strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security

Notes to Financial Statements (Continued)

later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC options are valued using prices supplied by a primary pricing source authorized by the Trustees.

A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and

Notes to Financial Statements (Continued)

warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Transactions in written option contracts during the year ended October 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Value Fund
Options outstanding at October 31, 2008	-	$-
Options written	7,846	574,613
Options terminated in closing purchase transactions	(6,857)	(499,073)
Options expired	(989)	(75,540)
Options outstanding at October 31, 2009	-	$-

The Fund(s) had rights and warrants as shown in the Portfolio(s) of Investments at October 31, 2009.

The Fund(s) had no purchased options or written options at October 31, 2009.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund's existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

These securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

The Fund(s) had securities purchased on a when-issued, delayed-delivery, or forward commitment basis as shown in the Portfolio(s) of Investments at October 31, 2009.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Notes to Financial Statements (Continued)

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The Inflation-Protected and Income Fund held inflation-indexed bonds during the year ended October 31, 2009.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Fund may be delayed or limited.

The Fund(s) had repurchase agreements as shown in the Portfolio(s) of Investments at October 31, 2009.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the

Notes to Financial Statements (Continued)

reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at October 31, 2009:

Description	Value
Inflation-Protected and Income Fund
Agreement with Goldman Sachs, dated 09/10/09, 0.260%, to be repurchased on demand until 11/10/09 at value plus accrued interest.	$31,942,000
Agreement with Goldman Sachs, dated 08/05/09, 0.280%, to be repurchased on demand until 11/10/09 at value plus accrued interest.	23,611,000
Agreement with Goldman Sachs, dated 08/05/09, 0.280%, to be repurchased on demand until 11/10/09 at value plus accrued interest.	8,105,000
Agreement with Goldman Sachs, dated 10/21/09, 0.220%, to be repurchased on demand until 01/12/10 at value plus accrued interest.	22,122,000
Agreement with HSBC Finance Corp., dated 10/27/09, 0.200%, to be repurchased on demand until 12/02/09 at value plus accrued interest.	13,931,250
Agreement with Morgan Stanley, dated 10/20/09, 0.150%, to be repurchased on demand until 11/24/09 at value plus accrued interest.	9,793,271
Agreement with Morgan Stanley, dated 09/08/09, 0.280%, to be repurchased on demand until 12/09/09 at value plus accrued interest.	11,422,614
Agreement with Morgan Stanley, dated 09/23/09, 0.260%, to be repurchased on demand until 01/05/10 at value plus accrued interest.	23,877,932
Agreement with Morgan Stanley, dated 10/16/09, 0.220%, to be repurchased on demand until 01/19/10 at value plus accrued interest.	22,697,410
$167,502,477
Average balance outstanding	$108,098,506
Average interest rate	0.30%
Maximum balance outstanding	$167,502,477

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Restricted Securities

Certain securities are restricted as to resale. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and value of these securities held at October 31, 2009 were as follows:

	Aggregate Cost	Aggregate Value	Value as Percentage of Funds' Net Assets
Short-Duration Bond Fund	$3,978,751	$2,887,675	0.7%
Core Bond Fund	13,589,169	10,310,796	0.9%
Diversified Bond Fund	3,485,470	2,589,985	0.9%
Balanced Fund	249,710	115,409	0.1%
International Equity Fund	11,976,310	8,189,579	1.2%

Notes to Financial Statements (Continued)

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments (which may include proceeds received from litigation) and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country's tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Credit Risk

The Funds invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation of such securities.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized

Notes to Financial Statements (Continued)

capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Money Market Guarantee Program

The Money Market Fund participated in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The Program expired at the close of business on September 18, 2009. The Program sought to guarantee the net asset value of certain shares of money market funds as of September 19, 2008 at $1.00 per share to the extent that a fund's market-based net asset value per share fell below $0.995 (the "Guarantee Event"). The Fund paid a premium of 0.01% of its net asset value as of September 19, 2008 to participate in the Program for the initial three-month period, paid an additional premium of 0.015% of its net asset value as of September 19, 2008 to participate in the Program for the extension through April 30, 2009 and paid a further premium of 0.015% of its net asset value as of September 19, 2008 to participate in the Program for the extension through September 18, 2009. The participation fee for the year ended October 31, 2009, is included in shareholder reporting fees on the Statement of Operations.

3. Management Fees and Other Transactions

Investment Management Fees

Under agreements between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly, based upon each Fund's average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40%
Inflation-Protected and Income Fund	0.48%
Core Bond Fund	0.48% of the first $1.5 billion,
0.43% of any excess over $1.5 billion
Diversified Bond Fund	0.50%
High Yield Fund	0.50%
International Bond Fund	0.60%
Balanced Fund	0.48%
Value Fund	0.50%
Enhanced Index Value Fund	0.50%
Enhanced Index Core Equity Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Enhanced Index Growth Fund	0.50%
Discovery Value Fund	0.80%
Main Street Small Cap Fund	0.58%

Notes to Financial Statements (Continued)

Small Company Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund	0.85% of the first $1.25 billion,
0.80% of any excess over $1.25 billion
Focused International Fund	0.90%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC ("Babson Capital"), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund's average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Enhanced Index Value Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Enhanced Index Core Equity Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Enhanced Index Growth Fund*	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million

*Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, "Aggregate Assets" means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.

MassMutual has entered into investment subadvisory agreements with its indirect subsidiary OppenheimerFunds, Inc. ("OFI") on behalf of certain Funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund's average daily net assets, at the following annual rates:

Capital Appreciation Fund	0.42% of the first $700 million,
0.25% of any excess over $700 million
Global Fund	0.50% of the first $750 million,
0.28% of the next $50 million,
0.25% of any excess over $800 million

Notes to Financial Statements (Continued)

MassMutual has entered into investment subadvisory agreements with OFI Institutional Asset Management, Inc. ("OFI Institutional"), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these Funds. OFI Institutional receives a subadvisory fee from MassMutual, based upon each Fund's average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion,
0.30% of any excess over $1 billion
Discovery Value Fund	0.40%
Main Street Small Cap Fund	0.40%
Small Company Opportunities Fund	0.40% of the first $1 billion,
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $250 million,
0.475% of the next $250 million,
0.425% of the next $500 million,
0.40% of the next $500 million,
0.375% of any excess over $1.5 billion

MassMutual has entered into investment subadvisory agreements with its indirect subsidiary Baring International Investment Limited ("Baring") on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund's average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

The Funds' subadvisory fees are paid out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee monthly, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N
Money Market Fund	0.3266%	N/A	0.1766%	0.0766%	N/A
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%
Inflation-Protected and Income Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%
International Bond Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	0.4568%
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%
Enhanced Index Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%
Enhanced Index Core Equity Fund	0.2663%	0.2663%	0.1163%	0.0663%	0.3163%
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%
Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N
Enhanced Index Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	0.2644%
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Main Street Small Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%
Small Company Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	0.3971%
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	0.3692%
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%
Strategic Emerging Markets Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%

Distribution and Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the "Sub-Distributor") acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the following Funds (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N
International Bond Fund*	1.2000%	0.9500%	0.8000%	0.7500%	1.5000%
Enhanced Index Core Equity Fund*#	1.0900%	0.8400%	0.6900%	0.5900%	1.4000%
Main Street Fund*#	1.1600%	0.9100%	0.7600%	0.7100%	1.4600%
Capital Appreciation Fund*	1.0900%	0.9700%	0.8200%	0.7100%	1.4600%
Discovery Value Fund*#	1.4000%	1.1500%	1.0000%	0.9300%	1.7000%
Main Street Small Cap Fund*#	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Small Company Opportunities Fund*#	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%
Global Fund*#	1.4300%	1.1400%	1.0300%	0.8900%	1.5200%
Focused International Fund**#	1.5800%	1.3300%	1.1800%	1.1500%	1.8800%
Strategic Emerging Markets Fund***#	1.6500%	1.4000%	1.2500%	1.1500%	1.9500%

*Expense caps in effect through February 28, 2010.

**Expense caps in effect through March 1, 2009.

***Expense cap in effect through March 1, 2010.

#Expense cap excludes Acquired Fund fees and expenses. Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Notes to Financial Statements (Continued)

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

MassMutual has agreed to voluntarily waive, through February 28, 2010, administration fees for Classes A, L, and N, as follows: 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund. MassMutual has also agreed to voluntarily waive 0.22% of the administration fees for Classes A and N of the Money Market Fund, 0.10% of the administration fees for Classes A and N of the Inflation-Protected and Income Fund, and 0.02% of the administration fees for Classes A, L, Y, S, and N of the Balanced Fund.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest and shall be recorded on the Funds' books as other liabilities. For the year ended October 31, 2009, no significant amounts have been deferred.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds' shares by affiliated parties at October 31, 2009:

Total % Ownership by Related Party
Money Market Fund	76.3%
Short-Duration Bond Fund	93.9%
Inflation-Protected and Income Fund	92.6%
Core Bond Fund	92.5%
Diversified Bond Fund	90.9%
High Yield Fund	86.5%
International Bond Fund	99.6%
Balanced Fund	97.5%
Value Fund	97.5%
Enhanced Index Value Fund	88.9%
Enhanced Index Core Equity Fund	80.3%
Main Street Fund	97.0%
Capital Appreciation Fund	96.6%
Enhanced Index Growth Fund	89.6%
Discovery Value Fund	77.1%
Main Street Small Cap Fund	97.4%
Small Company Opportunities Fund	97.9%
Global Fund	95.6%
International Equity Fund	98.0%
Focused International Fund	87.7%
Strategic Emerging Markets Fund	100.0%

Notes to Financial Statements (Continued)

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2009, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$537,848,676	$101,297,937	$566,362,933	$66,394,886
Inflation-Protected and Income Fund	54,086,233	58,075,084	88,611,745	-
Core Bond Fund	3,381,415,159	236,888,621	3,497,553,890	310,462,885
Diversified Bond Fund	837,953,652	71,335,786	900,719,188	100,377,925
High Yield Fund	-	153,451,891	-	133,211,180
International Bond Fund	1,279,095	13,556,329	867,899	13,488,234
Balanced Fund	137,552,601	101,848,903	143,501,726	107,389,087
Value Fund	-	268,560,142	-	296,647,059
Enhanced Index Value Fund	-	312,934,689	-	340,936,388
Enhanced Index Core Equity Fund	-	18,864,094	-	20,276,740
Main Street Fund	-	198,659,116	-	213,893,419
Capital Appreciation Fund	-	327,991,882	-	385,501,158
Enhanced Index Growth Fund	-	203,919,282	-	218,550,381
Discovery Value Fund	-	48,921,124	-	41,990,437
Main Street Small Cap Fund	-	114,140,972	-	134,070,342
Small Company Opportunities Fund	-	218,963,669	-	234,389,377
Global Fund	-	115,755,288	-	160,479,407
International Equity Fund	-	250,154,144	-	295,933,645
Focused International Fund	-	82,917,755	-	64,419,443
Strategic Emerging Markets Fund	-	93,527,470	-	44,727,603

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Money Market Fund Class A
Sold	490,047,339	$490,047,341	499,460,042	$499,460,049
Issued as reinvestment of dividends	844,295	844,295	6,385,038	6,385,038
Redeemed	(512,152,644)	(512,152,644)	(495,038,325)	(495,038,332)
Net increase (decrease)	(21,261,010)	$(21,261,008)	10,806,755	$10,806,755
Money Market Fund Class L*
Sold	48,289,774	$48,289,774	149,871,483	$149,871,483
Issued as reinvestment of dividends	334,947	334,947	2,512,502	2,512,502
Redeemed	(116,935,261)	(116,935,261)	(124,443,806)	(124,443,806)
Conversion to Class S	(44,596,414)	(44,468,300)	-	-
Net increase (decrease)	(112,906,954)	$(112,778,840)	27,940,179	$27,940,179

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Money Market Fund Class Y
Sold	302,125,851	$302,125,851	496,559,178	$496,559,178
Issued as reinvestment of dividends	806,220	806,220	5,263,279	5,263,279
Redeemed	(337,029,346)	(337,029,346)	(483,661,861)	(483,661,861)
Net increase (decrease)	(34,097,275)	$(34,097,275)	18,160,596	$18,160,596
Money Market Fund Class S*
Sold	177,990,345	$177,990,344	358,972,033	$358,972,033
Conversion from Class L	44,596,414	44,468,300	-	-
Issued as reinvestment of dividends	1,249,279	1,249,279	7,336,493	7,336,493
Redeemed	(247,035,092)	(247,035,092)	(301,547,328)	(301,547,328)
Net increase (decrease)	(23,199,054)	$(23,327,169)	64,761,198	$64,761,198
Short-Duration Bond Fund Class A
Sold	1,709,965	$16,966,856	1,677,302	$16,903,132
Issued as reinvestment of dividends	323,243	3,009,390	349,767	3,448,700
Redeemed	(2,116,755)	(20,664,741)	(1,685,853)	(16,758,914)
Net increase (decrease)	(83,547)	$(688,495)	341,216	$3,592,918
Short-Duration Bond Fund Class L
Sold	3,649,779	$37,025,098	4,911,111	$49,269,289
Issued as reinvestment of dividends	609,661	5,688,137	943,914	9,316,431
Redeemed	(6,087,637)	(59,187,131)	(9,874,953)	(99,010,049)
Net increase (decrease)	(1,828,197)	$(16,473,896)	(4,019,928)	$(40,424,329)
Short-Duration Bond Fund Class Y
Sold	4,392,531	$44,129,460	1,228,880	$12,383,386
Issued as reinvestment of dividends	190,533	1,785,297	269,136	2,669,831
Redeemed	(2,786,580)	(27,701,160)	(3,236,413)	(32,756,431)
Net increase (decrease)	1,796,484	$18,213,597	(1,738,397)	$(17,703,214)
Short-Duration Bond Fund Class S
Sold	8,778,055	$86,788,680	4,441,828	$44,962,545
Issued as reinvestment of dividends	785,072	7,395,374	965,044	9,621,489
Redeemed	(11,753,377)	(114,216,886)	(8,499,426)	(86,626,432)
Net increase (decrease)	(2,190,250)	$(20,032,832)	(3,092,554)	$(32,042,398)
Short-Duration Bond Fund Class N
Sold	73,744	$748,838	51,538	$514,816
Issued as reinvestment of dividends	16,280	151,074	20,763	203,897
Redeemed	(24,345)	(231,307)	(103,491)	(1,012,922)
Net increase (decrease)	65,679	$668,605	(31,190)	$(294,209)
Inflation-Protected and Income Fund Class A
Sold	1,268,322	$12,181,839	1,639,554	$17,231,585
Issued as reinvestment of dividends	277,507	2,639,093	156,217	1,574,667
Redeemed	(1,386,812)	(13,202,490)	(1,013,533)	(10,540,845)
Net increase (decrease)	159,017	$1,618,442	782,238	$8,265,407
Inflation-Protected and Income Fund Class L
Sold	887,466	$8,715,353	1,112,767	$11,822,897
Issued as reinvestment of dividends	283,227	2,721,815	303,726	3,085,856
Redeemed	(1,480,645)	(14,283,701)	(3,562,969)	(37,847,377)
Net increase (decrease)	(309,952)	$(2,846,533)	(2,146,476)	$(22,938,624)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Class Y
Sold	4,277,537	$42,207,900	2,459,745	$26,362,684
Issued as reinvestment of dividends	599,426	5,766,482	392,717	3,997,854
Redeemed	(3,008,765)	(28,733,537)	(2,118,856)	(22,208,388)
Net increase (decrease)	1,868,198	$19,240,845	733,606	$8,152,150
Inflation-Protected and Income Fund Class S
Sold	3,553,675	$34,897,678	3,279,778	$35,013,229
Issued as reinvestment of dividends	763,313	7,350,706	833,373	8,492,070
Redeemed	(7,079,040)	(68,012,660)	(11,022,598)	(117,472,756)
Net increase (decrease)	(2,762,052)	$(25,764,276)	(6,909,447)	$(73,967,457)
Inflation-Protected and Income Fund Class N
Sold	9,179	$89,203	292	$3,105
Issued as reinvestment of dividends	689	6,616	614	6,234
Redeemed	(3,954)	(38,221)	(3,771)	(39,076)
Net increase (decrease)	5,914	$57,598	(2,865)	$(29,737)
Core Bond Fund Class A
Sold	2,671,038	$27,533,721	4,023,113	$43,027,683
Issued as reinvestment of dividends	1,056,680	10,392,861	927,006	9,696,478
Redeemed	(3,965,968)	(40,352,014)	(5,227,860)	(55,025,088)
Net increase (decrease)	(238,250)	$(2,425,432)	(277,741)	$(2,300,927)
Core Bond Fund Class L
Sold	3,678,501	$38,992,024	8,870,306	$94,699,943
Issued as reinvestment of dividends	1,573,150	15,555,961	1,858,165	19,529,318
Redeemed	(11,117,723)	(112,665,322)	(19,324,443)	(206,595,878)
Net increase (decrease)	(5,866,072)	$(58,117,337)	(8,595,972)	$(92,366,617)
Core Bond Fund Class Y
Sold	4,453,522	$47,091,545	3,263,797	$35,203,593
Issued as reinvestment of dividends	943,429	9,376,888	1,057,007	11,140,856
Redeemed	(8,383,773)	(85,893,616)	(6,653,782)	(71,031,555)
Net increase (decrease)	(2,986,822)	$(29,425,183)	(2,332,978)	$(24,687,106)
Core Bond Fund Class S
Sold	9,645,079	$101,011,987	14,735,432	$159,685,356
Issued as reinvestment of dividends	4,128,739	41,163,966	3,590,424	38,058,498
Redeemed	(17,806,314)	(182,123,240)	(26,423,123)	(287,055,101)
Net increase (decrease)	(4,032,496)	$(39,947,287)	(8,097,267)	$(89,311,247)
Core Bond Fund Class N
Sold	41,100	$423,576	36,898	$388,522
Issued as reinvestment of dividends	1,504	15,005	21,020	218,817
Redeemed	(13,594)	(141,075)	(411,874)	(4,356,875)
Net increase (decrease)	29,010	$297,506	(353,956)	$(3,749,536)
Diversified Bond Fund Class A
Sold	1,464,948	$14,574,228	1,788,630	$18,854,402
Issued as reinvestment of dividends	246,164	2,329,063	239,724	2,504,062
Redeemed	(1,341,512)	(13,191,095)	(2,310,233)	(24,188,520)
Net increase (decrease)	369,600	$3,712,196	(281,879)	$(2,830,056)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Diversified Bond Fund Class L
Sold	2,442,269	$24,157,945	3,955,926	$41,311,662
Issued as reinvestment of dividends	843,333	7,920,534	1,021,694	10,600,550
Redeemed	(4,375,069)	(42,693,603)	(9,117,052)	(95,992,088)
Net increase (decrease)	(1,089,467)	$(10,615,124)	(4,139,432)	$(44,079,876)
Diversified Bond Fund Class Y
Sold	802,663	$8,004,404	404,578	$4,265,115
Issued as reinvestment of dividends	192,364	1,816,234	171,265	1,785,593
Redeemed	(437,707)	(4,251,318)	(2,532,394)	(27,764,987)
Net increase (decrease)	557,320	$5,569,320	(1,956,551)	$(21,714,279)
Diversified Bond Fund Class S
Sold	2,110,860	$20,673,434	4,620,520	$48,598,735
Issued as reinvestment of dividends	797,595	7,506,976	975,214	10,206,131
Redeemed†	(10,320,000)	(100,128,361)	(9,858,361)	(105,113,977)
Net increase (decrease)	(7,411,545)	$(71,947,951)	(4,262,627)	$(46,309,111)
Diversified Bond Fund Class N
Sold	25,560	$252,687	37,281	$388,840
Issued as reinvestment of dividends	9,611	90,067	8,393	86,831
Redeemed	(32,080)	(311,134)	(38,611)	(397,124)
Net increase (decrease)	3,091	$31,620	7,063	$78,547
High Yield Fund Class A
Sold	1,636,000	$12,652,070	846,665	$8,138,044
Issued as reinvestment of dividends	407,526	2,693,747	249,879	2,435,097
Redeemed	(909,002)	(7,074,193)	(1,039,435)	(9,835,269)
Net increase (decrease)	1,134,524	$8,271,624	57,109	$737,872
High Yield Fund Class L
Sold	197,314	$1,506,967	148,245	$1,427,276
Issued as reinvestment of dividends	49,870	330,635	38,894	380,204
Redeemed	(120,711)	(917,222)	(279,581)	(2,657,345)
Net increase (decrease)	126,473	$920,380	(92,442)	$(849,865)
High Yield Fund Class Y
Sold	2,865,469	$22,091,892	1,351,812	$13,020,516
Issued as reinvestment of dividends	730,444	4,864,754	793,517	7,788,620
Redeemed††	(5,878,205)	(46,350,785)	(2,050,053)	(19,487,469)
Net increase (decrease)	(2,282,292)	$(19,394,139)	95,276	$1,321,667
High Yield Fund Class S
Sold	3,738,170	$28,564,389	2,384,767	$22,535,906
Issued as reinvestment of dividends	842,322	5,593,021	419,666	4,114,766
Redeemed	(1,724,089)	(13,493,580)	(1,970,223)	(18,867,249)
Net increase (decrease)	2,856,403	$20,663,830	834,210	$7,783,423
High Yield Fund Class N
Sold	31,335	$242,648	34,417	$355,910
Issued as reinvestment of dividends	7,902	52,789	15,235	148,777
Redeemed	(23,204)	(184,008)	(162,115)	(1,531,405)
Net increase (decrease)	16,033	$111,429	(112,463)	$(1,026,718)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
International Bond Fund Class A**
Sold	50,969	$495,199	21,702	$221,713
Issued as reinvestment of dividends	1,976	19,052	-	-
Redeemed	(14,066)	(138,779)	(1,064)	(10,800)
Net increase (decrease)	38,879	$375,472	20,638	$210,913
International Bond Fund Class L**
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	1,269	12,247	-	-
Redeemed	-	-	-	-
Net increase (decrease)	1,269	$12,247	10,010	$100,100
International Bond Fund Class Y**
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	1,285	12,404	-	-
Redeemed	-	-	-	-
Net increase (decrease)	1,285	$12,404	10,010	$100,100
International Bond Fund Class S**
Sold	1,325,474	$12,485,780	4,239,285	$43,972,899
Issued as reinvestment of dividends	264,509	2,552,508	-	-
Redeemed	(1,339,638)	(12,866,101)	(1,782,771)	(18,242,001)
Net increase (decrease)	250,345	$2,172,187	2,456,514	$25,730,898
International Bond Fund Class N**
Sold	-	$-	10,010	$100,100
Issued as reinvestment of dividends	1,211	11,677	-	-
Redeemed	-	-	-	-
Net increase (decrease)	1,211	$11,677	10,010	$100,100
Balanced Fund Class A
Sold	173,572	$1,381,302	436,770	$4,383,040
Issued as reinvestment of dividends	30,202	228,326	39,913	416,970
Redeemed	(377,706)	(2,824,648)	(525,396)	(5,150,274)
Net increase (decrease)	(173,932)	$(1,215,020)	(48,713)	$(350,264)
Balanced Fund Class L
Sold	21,914	$173,340	24,327	$237,206
Issued as reinvestment of dividends	7,647	58,421	9,145	96,655
Redeemed	(17,274)	(134,977)	(28,458)	(269,399)
Net increase (decrease)	12,287	$96,784	5,014	$64,462
Balanced Fund Class Y
Sold	70,697	$576,880	42,918	$435,597
Issued as reinvestment of dividends	7,145	56,517	9,511	103,759
Redeemed	(83,114)	(688,240)	(48,211)	(484,494)
Net increase (decrease)	(5,272)	$(54,843)	4,218	$54,862
Balanced Fund Class S
Sold	998,367	$8,010,551	466,948	$4,628,537
Issued as reinvestment of dividends	515,171	3,935,905	719,722	7,607,963
Redeemed	(3,043,805)	(23,493,171)	(3,551,507)	(34,883,547)
Net increase (decrease)	(1,530,267)	$(11,546,715)	(2,364,837)	$(22,647,047)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Balanced Fund Class N
Sold	- +	$2	-	$-
Issued as reinvestment of dividends	- +	2	- +	4
Redeemed	-	-	-	-
Net increase (decrease)	-	$4	-	$4
Value Fund Class A
Sold	191,790	$2,125,191	202,395	$3,204,600
Issued as reinvestment of dividends	23,308	220,262	179,793	3,142,532
Redeemed	(239,798)	(2,447,563)	(451,500)	(6,980,003)
Net increase (decrease)	(24,700)	$(102,110)	(69,312)	$(632,871)
Value Fund Class L
Sold	349,127	$3,668,965	592,764	$9,040,878
Issued as reinvestment of dividends	67,616	639,646	496,360	8,710,846
Redeemed	(1,314,818)	(12,943,286)	(1,843,364)	(28,965,828)
Net increase (decrease)	(898,075)	$(8,634,675)	(754,240)	$(11,214,104)
Value Fund Class Y
Sold	23,013	$236,455	29,743	$447,581
Issued as reinvestment of dividends	3,870	36,571	28,480	499,809
Redeemed	(104,306)	(1,054,161)	(110,014)	(1,547,265)
Net increase (decrease)	(77,423)	$(781,135)	(51,791)	$(599,875)
Value Fund Class S
Sold	845,777	$8,445,424	471,279	$7,493,681
Issued as reinvestment of dividends	423,790	4,000,574	2,561,021	44,978,373
Redeemed	(3,167,392)	(31,425,096)	(5,403,208)	(84,544,586)
Net increase (decrease)	(1,897,825)	$(18,979,098)	(2,370,908)	$(32,072,532)
Value Fund Class N
Sold	817	$8,184	12,180	$186,394
Issued as reinvestment of dividends	81	768	234	4,075
Redeemed	(403)	(4,190)	(8,739)	(134,381)
Net increase (decrease)	495	$4,762	3,675	$56,088
Enhanced Index Value Fund Class A
Sold	465,963	$3,352,557	503,680	$5,837,914
Issued as reinvestment of dividends	46,091	344,302	5,362	65,468
Redeemed	(643,668)	(4,708,650)	(478,114)	(5,324,410)
Net increase (decrease)	(131,614)	$(1,011,791)	30,928	$578,972
Enhanced Index Value Fund Class L
Sold	2,375,240	$16,876,382	2,332,021	$26,439,965
Issued as reinvestment of dividends	264,860	1,986,451	39,783	487,734
Redeemed	(2,613,503)	(19,986,069)	(3,663,623)	(41,090,435)
Net increase (decrease)	26,597	$(1,123,236)	(1,291,819)	$(14,162,736)
Enhanced Index Value Fund Class Y
Sold	1,689,426	$12,188,681	1,568,863	$17,646,143
Issued as reinvestment of dividends	303,526	2,282,517	47,979	589,661
Redeemed	(2,399,977)	(18,097,781)	(5,430,937)	(62,764,866)
Net increase (decrease)	(407,025)	$(3,626,583)	(3,814,095)	$(44,529,062)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Enhanced Index Value Fund Class S
Sold	2,954,233	$21,321,946	3,847,943	$45,426,878
Issued as reinvestment of dividends	728,336	5,498,935	112,197	1,386,749
Redeemed	(6,238,741)	(46,028,951)	(6,079,766)	(67,777,046)
Net increase (decrease)	(2,556,172)	$(19,208,070)	(2,119,626)	$(20,963,419)
Enhanced Index Value Fund Class N
Sold	4,023	$28,764	3,036	$34,410
Issued as reinvestment of dividends	435	3,278	43	532
Redeemed	(2,868)	(20,559)	(12,884)	(148,560)
Net increase (decrease)	1,590	$11,483	(9,805)	$(113,618)
Enhanced Index Core Equity Fund Class A
Sold	224,231	$1,735,946	218,657	$2,616,699
Issued as reinvestment of dividends	14,846	114,312	5,494	70,985
Redeemed	(157,914)	(1,272,022)	(210,316)	(2,392,242)
Net increase (decrease)	81,163	$578,236	13,835	$295,442
Enhanced Index Core Equity Fund Class L
Sold	15,735	$120,000	17,409	$204,081
Issued as reinvestment of dividends	4,292	33,132	1,514	19,634
Redeemed	(65,477)	(490,737)	(18,241)	(203,140)
Net increase (decrease)	(45,450)	$(337,605)	682	$20,575
Enhanced Index Core Equity Fund Class Y
Sold	124,921	$945,050	217,992	$2,603,460
Issued as reinvestment of dividends	33,838	261,569	47,419	615,021
Redeemed	(337,357)	(2,550,091)	(3,214,683)	(38,799,694)
Net increase (decrease)	(178,598)	$(1,343,472)	(2,949,272)	$(35,581,213)
Enhanced Index Core Equity Fund Class S
Sold	15,531	$120,270	32,800	$417,023
Issued as reinvestment of dividends	1,207	9,344	574	7,464
Redeemed	(7,017)	(55,168)	(13,567)	(152,424)
Net increase (decrease)	9,721	$74,446	19,807	$272,063
Enhanced Index Core Equity Fund Class N
Sold	6,073	$47,620	37,608	$320,840
Issued as reinvestment of dividends	1,198	9,213	317	4,098
Redeemed	(30,153)	(197,893)	(24,251)	(210,609)
Net increase (decrease)	(22,882)	$(141,060)	13,674	$114,329
Main Street Fund Class A
Sold	159,078	$974,191	453,575	$4,081,159
Issued as reinvestment of dividends	23,114	134,984	273,279	2,778,550
Redeemed	(511,821)	(3,250,173)	(605,975)	(5,401,173)
Net increase (decrease)	(329,629)	$(2,140,998)	120,879	$1,458,536
Main Street Fund Class L
Sold	514,517	$3,201,410	351,933	$3,105,627
Issued as reinvestment of dividends	121,901	715,559	1,281,469	13,124,568
Redeemed	(1,817,142)	(10,736,345)	(2,164,393)	(20,058,569)
Net increase (decrease)	(1,180,724)	$(6,819,376)	(530,991)	$(3,828,374)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Main Street Fund Class Y
Sold	-	$-	-	$-
Issued as reinvestment of dividends	- +	1	2	17
Redeemed	-	-	-	-
Net increase (decrease)	-	$1	2	$17
Main Street Fund Class S
Sold	1,616,560	$9,645,402	781,585	$7,051,647
Issued as reinvestment of dividends	367,525	2,161,044	3,293,025	33,832,594
Redeemed	(2,935,564)	(18,549,560)	(5,209,877)	(46,748,423)
Net increase (decrease)	(951,479)	$(6,743,114)	(1,135,267)	$(5,864,182)
Main Street Fund Class N
Sold	576	$3,673	36,877	$348,136
Issued as reinvestment of dividends	273	1,602	2	18
Redeemed	(20,262)	(101,777)	(12,346)	(74,770)
Net increase (decrease)	(19,413)	$(96,502)	24,533	$273,384
Capital Appreciation Fund Class A
Sold	2,224,036	$16,376,184	2,019,112	$22,897,810
Issued as reinvestment of dividends	-	-	584,714	7,349,854
Redeemed	(5,049,678)	(37,407,514)	(5,505,026)	(61,491,819)
Net increase (decrease)	(2,825,642)	$(21,031,330)	(2,901,200)	$(31,244,155)
Capital Appreciation Fund Class L
Sold	3,228,176	$22,264,802	4,137,807	$47,040,201
Issued as reinvestment of dividends	-	-	161,786	2,033,656
Redeemed	(4,049,285)	(29,699,864)	(2,745,887)	(30,683,290)
Net increase (decrease)	(821,109)	$(7,435,062)	1,553,706	$18,390,567
Capital Appreciation Fund Class Y
Sold	946,430	$6,513,630	871,491	$9,014,968
Issued as reinvestment of dividends	-	-	88,436	1,115,179
Redeemed	(2,131,590)	(15,641,585)	(2,379,160)	(26,990,205)
Net increase (decrease)	(1,185,160)	$(9,127,955)	(1,419,233)	$(16,860,058)
Capital Appreciation Fund Class S
Sold	4,927,738	$36,431,973	11,074,050	$134,669,226
Issued as reinvestment of dividends	67,549	451,904	1,348,531	17,043,604
Redeemed	(8,202,227)	(62,145,473)	(10,842,548)	(120,491,227)
Net increase (decrease)	(3,206,940)	$(25,261,596)	1,580,033	$31,221,603
Capital Appreciation Fund Class N
Sold	26,989	$198,251	33,261	$354,914
Issued as reinvestment of dividends	-	-	2,349	29,192
Redeemed	(15,891)	(121,416)	(37,043)	(407,191)
Net increase (decrease)	11,098	$76,835	(1,433)	$(23,085)
Enhanced Index Growth Fund Class A
Sold	386,800	$2,404,314	214,293	$2,010,785
Issued as reinvestment of dividends	3,308	19,714	14,321	144,764
Redeemed	(316,878)	(2,007,064)	(174,429)	(1,639,823)
Net increase (decrease)	73,230	$416,964	54,185	$515,726

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Enhanced Index Growth Fund Class L
Sold	2,572,467	$15,912,379	3,048,848	$28,155,512
Issued as reinvestment of dividends	85,277	509,958	341,322	3,465,116
Redeemed	(2,628,797)	(17,458,721)	(3,691,451)	(33,526,056)
Net increase (decrease)	28,947	$(1,036,384)	(301,281)	$(1,905,428)
Enhanced Index Growth Fund Class Y
Sold	1,279,937	$8,090,901	2,227,951	$21,284,196
Issued as reinvestment of dividends	76,281	456,924	254,090	2,585,536
Redeemed	(1,202,983)	(7,552,739)	(5,505,279)	(53,140,861)
Net increase (decrease)	153,235	$995,086	(3,023,238)	$(29,271,129)
Enhanced Index Growth Fund Class S
Sold	2,867,778	$17,578,998	6,423,587	$62,218,916
Issued as reinvestment of dividends	133,268	796,944	603,112	6,127,398
Redeemed	(5,111,448)	(32,622,975)	(9,723,013)	(92,492,740)
Net increase (decrease)	(2,110,402)	$(14,247,033)	(2,696,314)	$(24,146,426)
Enhanced Index Growth Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	- +	4
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	-	$4
Discovery Value Fund Class A
Sold	723,151	$4,813,414	1,396,288	$15,141,336
Issued as reinvestment of dividends	180	1,017	79,197	932,149
Redeemed	(679,901)	(4,397,714)	(662,425)	(6,884,867)
Net increase (decrease)	43,430	$416,717	813,060	$9,188,618
Discovery Value Fund Class L
Sold	213,309	$1,368,672	559,764	$6,088,493
Issued as reinvestment of dividends	2,347	13,263	4,483	52,203
Redeemed	(244,298)	(1,478,274)	(190,353)	(1,967,232)
Net increase (decrease)	(28,642)	$(96,339)	373,894	$4,173,464
Discovery Value Fund Class Y
Sold	328,679	$2,154,622	149,351	$1,520,911
Issued as reinvestment of dividends	4,560	25,811	37,557	444,777
Redeemed	(560,323)	(3,269,148)	(238,206)	(2,379,858)
Net increase (decrease)	(227,084)	$(1,088,715)	(51,298)	$(414,170)
Discovery Value Fund Class S
Sold	1,855,179	$11,880,378	1,706,018	$17,835,087
Issued as reinvestment of dividends	15,628	88,452	50,596	599,034
Redeemed	(825,980)	(5,509,895)	(1,579,034)	(14,732,351)
Net increase (decrease)	1,044,827	$6,458,935	177,580	$3,701,770
Discovery Value Fund Class N
Sold	44,331	$296,477	51,129	$541,555
Issued as reinvestment of dividends	-	-	2,808	32,995
Redeemed	(38,773)	(223,782)	(25,770)	(257,388)
Net increase (decrease)	5,558	$72,695	28,167	$317,162

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Main Street Small Cap Fund Class A
Sold	544,116	$3,567,985	473,454	$4,565,344
Issued as reinvestment of dividends	1,175	7,110	9,412	97,553
Redeemed	(352,904)	(2,433,397)	(190,248)	(1,677,799)
Net increase (decrease)	192,387	$1,141,698	292,618	$2,985,098
Main Street Small Cap Fund Class L
Sold	1,343,093	$8,418,511	3,335,173	$31,912,478
Issued as reinvestment of dividends	20,397	123,810	115,658	1,202,855
Redeemed	(2,520,408)	(16,492,382)	(2,628,759)	(24,886,286)
Net increase (decrease)	(1,156,918)	$(7,950,061)	822,072	$8,229,047
Main Street Small Cap Fund Class Y
Sold	44,486	$334,914	1,323	$12,772
Issued as reinvestment of dividends	-	-	- +	3
Redeemed	(23,901)	(179,570)	(5)	(46)
Net increase (decrease)	20,585	$155,344	1,318	$12,729
Main Street Small Cap Fund Class S
Sold	1,804,330	$11,149,381	3,936,760	$37,966,491
Issued as reinvestment of dividends	46,136	280,046	162,744	1,691,269
Redeemed	(3,670,624)	(25,044,823)	(2,777,684)	(25,686,743)
Net increase (decrease)	(1,820,158)	$(13,615,396)	1,321,820	$13,971,017
Main Street Small Cap Fund Class N
Sold	9,454	$62,963	270	$2,577
Issued as reinvestment of dividends	-	-	57	586
Redeemed	(846)	(6,641)	(29)	(222)
Net increase (decrease)	8,608	$56,322	298	$2,941
Small Company Opportunities Fund Class A
Sold	1,290,260	$7,900,540	747,130	$6,267,884
Issued as reinvestment of dividends	-	-	2,931,488	27,903,763
Redeemed	(3,478,161)	(20,582,799)	(5,631,161)	(48,870,466)
Net increase (decrease)	(2,187,901)	$(12,682,259)	(1,952,543)	$(14,698,819)
Small Company Opportunities Fund Class L
Sold	200,964	$1,272,481	132,431	$1,095,349
Issued as reinvestment of dividends	2,639	14,832	152,896	1,474,685
Redeemed	(292,139)	(1,578,001)	(232,250)	(2,132,145)
Net increase (decrease)	(88,536)	$(290,688)	53,077	$437,889
Small Company Opportunities Fund Class Y
Sold	61,212	$399,360	32,134	$302,269
Issued as reinvestment of dividends	69	390	121,705	1,177,842
Redeemed	(30,735)	(169,099)	(596,135)	(5,544,859)
Net increase (decrease)	30,546	$230,651	(442,296)	$(4,064,748)
Small Company Opportunities Fund Class S
Sold	1,623,785	$9,596,222	731,730	$6,423,352
Issued as reinvestment of dividends	94,568	534,310	3,972,027	38,665,943
Redeemed	(2,306,500)	(13,637,232)	(5,923,328)	(53,263,312)
Net increase (decrease)	(588,147)	$(3,506,700)	(1,219,571)	$(8,174,017)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
Small Company Opportunities Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	16	153
Redeemed	-	-	-	-
Net increase (decrease)	-	$-	16	$153
Global Fund Class A
Sold	979,726	$7,409,829	1,213,544	$13,417,330
Issued as reinvestment of dividends	198,703	1,282,569	257,382	3,261,394
Redeemed	(1,040,181)	(7,596,620)	(1,326,422)	(14,062,490)
Net increase (decrease)	138,248	$1,095,778	144,504	$2,616,234
Global Fund Class L
Sold	1,148,058	$8,833,122	705,121	$7,883,990
Issued as reinvestment of dividends	1,066,414	6,978,713	1,528,188	19,514,935
Redeemed	(4,263,741)	(30,766,827)	(5,132,312)	(56,373,370)
Net increase (decrease)	(2,049,269)	$(14,954,992)	(2,899,003)	$(28,974,445)
Global Fund Class Y
Sold	217,791	$1,697,974	143,913	$1,619,092
Issued as reinvestment of dividends	29,903	195,403	55,505	706,854
Redeemed	(378,812)	(2,534,450)	(448,164)	(5,121,739)
Net increase (decrease)	(131,118)	$(641,073)	(248,746)	$(2,795,793)
Global Fund Class S
Sold	2,406,017	$17,190,725	735,935	$8,033,442
Issued as reinvestment of dividends	1,500,226	9,871,087	2,234,191	28,599,551
Redeemed	(5,836,559)	(43,516,385)	(8,159,693)	(89,355,326)
Net increase (decrease)	(1,930,316)	$(16,454,573)	(5,189,567)	$(52,722,333)
Global Fund Class N
Sold	20,148	$149,145	31,801	$366,656
Issued as reinvestment of dividends	3,727	24,171	2,945	37,472
Redeemed	(9,758)	(67,883)	(19,448)	(240,849)
Net increase (decrease)	14,117	$105,433	15,298	$163,279
International Equity Fund Class A
Sold	662,759	$6,548,408	716,203	$11,330,093
Issued as reinvestment of dividends	376,631	3,077,793	94,965	1,588,757
Redeemed	(1,021,791)	(9,674,272)	(2,228,004)	(33,356,546)
Net increase (decrease)	17,599	$(48,071)	(1,416,836)	$(20,437,696)
International Equity Fund Class L
Sold	1,412,064	$13,547,534	1,607,409	$24,170,864
Issued as reinvestment of dividends	490,493	4,062,866	115,135	1,942,331
Redeemed	(2,430,871)	(24,813,252)	(2,370,888)	(36,344,211)
Net increase (decrease)	(528,314)	$(7,202,852)	(648,344)	$(10,231,016)
International Equity Fund Class Y
Sold	875,124	$9,103,315	400,029	$5,773,535
Issued as reinvestment of dividends	200,683	1,680,011	80,078	1,359,714
Redeemed	(662,166)	(7,190,638)	(2,670,748)	(44,283,003)
Net increase (decrease)	413,641	$3,592,688	(2,190,641)	$(37,149,754)

Notes to Financial Statements (Continued)

	Year ended October 31, 2009		Year ended October 31, 2008
	Shares	Amount	Shares	Amount
International Equity Fund Class S
Sold	3,998,358	$40,198,212	4,967,556	$80,454,979
Issued as reinvestment of dividends	4,390,515	36,792,803	1,182,834	20,108,176
Redeemed	(7,997,197)	(76,558,427)	(13,372,273)	(204,212,416)
Net increase (decrease)	391,676	$432,588	(7,221,883)	$(103,649,261)
International Equity Fund Class N
Sold	-	$-	-	$-
Issued as reinvestment of dividends	16	129	2	41
Redeemed	-	-	-	-
Net increase (decrease)	16	$129	2	$41
Focused International Fund Class A
Sold	759,609	$6,872,360	2,165,769	$30,753,455
Issued as reinvestment of dividends	21,524	186,185	87,194	1,361,950
Redeemed	(788,437)	(6,971,732)	(1,129,034)	(14,751,657)
Net increase (decrease)	(7,304)	$86,813	1,123,929	$17,363,748
Focused International Fund Class L
Sold	1,315,887	$11,000,871	988,332	$14,167,975
Issued as reinvestment of dividends	8,030	69,703	37,510	587,273
Redeemed	(515,307)	(4,505,496)	(1,100,928)	(12,623,090)
Net increase (decrease)	808,610	$6,565,078	(75,086)	$2,132,158
Focused International Fund Class Y
Sold	153,149	$1,346,473	851,156	$8,832,647
Issued as reinvestment of dividends	8,835	76,601	1,234	19,321
Redeemed	(118,148)	(1,093,380)	(249,437)	(2,795,061)
Net increase (decrease)	43,836	$329,694	602,953	$6,056,907
Focused International Fund Class S
Sold	2,668,551	$22,336,090	2,385,876	$33,850,075
Issued as reinvestment of dividends	33,628	291,890	42,635	667,451
Redeemed	(1,230,332)	(11,164,414)	(1,247,098)	(16,045,564)
Net increase (decrease)	1,471,847	$11,463,566	1,181,413	$18,471,962
Focused International Fund Class N
Sold	17,025	$149,716	33,740	$441,343
Issued as reinvestment of dividends	254	2,188	1,371	21,352
Redeemed	(4,722)	(41,195)	(8,383)	(103,074)
Net increase (decrease)	12,557	$110,709	26,728	$359,621
Strategic Emerging Markets Fund Class A***
Sold	18,716	$183,692
Issued as reinvestment of dividends	-	-
Redeemed	(4,199)	(39,586)
Net increase (decrease)	14,517	$144,106
Strategic Emerging Markets Fund Class L***
Sold	1,971,397	$20,511,657
Issued as reinvestment of dividends	-	-
Redeemed	(314,823)	(4,236,228)
Net increase (decrease)	1,656,574	$16,275,429

Notes to Financial Statements (Continued)

	Year ended October 31, 2009			Year ended October 31, 2008
	Shares		Amount	Shares	Amount
Strategic Emerging Markets Fund Class Y***
Sold	10,010		$100,100
Issued as reinvestment of dividends	-	+	1
Redeemed	-		-
Net increase (decrease)	10,010		$100,101
Strategic Emerging Markets Fund Class S***
Sold	4,326,465		$42,814,639
Issued as reinvestment of dividends	426		4,336
Redeemed	(609,408)		(8,881,221)
Net increase (decrease)	3,717,483		$33,937,754
Strategic Emerging Markets Fund Class N***
Sold	10,010		$100,100
Issued as reinvestment of dividends	-		-
Redeemed	-		-
Net increase (decrease)	10,010		$100,100

*Class L shares of the Money Market Fund were converted into Class S shares prior to the opening of business on July 27, 2009.

**Fund commenced operations on December 20, 2007.

***Fund commenced operations on November 3, 2008.

+Amount rounds to less than 0.5 share.

†Amounts include redemptions in-kind of 3,064,766 shares totaling $29,789,529 for the year ended October 31, 2009.

††Amounts include redemptions in-kind of 4,050,637 shares totaling $32,121,552 for the year ended October 31, 2009.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended October 31, 2009, were waived for any redemptions or exchanges subject to such a charge.

6. Federal Income Tax Information

At October 31, 2009, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$438,419,932	$11,943,044	$(7,277,580)	$4,665,464
Inflation-Protected and Income Fund	425,534,313	8,142,704	(608,850)	7,533,854
Core Bond Fund	1,472,559,399	35,193,746	(26,471,724)	8,722,022
Diversified Bond Fund	364,837,256	9,252,455	(8,269,413)	983,042
High Yield Fund	175,513,578	6,934,159	(6,040,810)	893,349
International Bond Fund	28,011,048	1,484,391	(304,499)	1,179,892
Balanced Fund	129,079,183	5,309,346	(2,982,305)	2,327,041
Value Fund	208,909,148	16,567,967	(7,473,322)	9,094,645
Enhanced Index Value Fund	311,752,206	23,071,828	(52,210,016)	(29,138,188)
Enhanced Index Core Equity Fund	16,329,037	293,199	(551,487)	(258,288)
Main Street Fund	172,423,715	13,146,762	(4,405,279)	8,741,483
Capital Appreciation Fund	682,642,803	60,425,831	(28,648,389)	31,777,442
Enhanced Index Growth Fund	168,583,596	10,870,905	(3,635,569)	7,235,336

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Discovery Value Fund	$51,661,931	$2,787,714	$(1,834,183)	$953,531
Main Street Small Cap Fund	77,528,300	7,119,251	(4,109,231)	3,010,020
Small Company Opportunities Fund	178,023,641	16,475,594	(11,697,077)	4,778,517
Global Fund	405,724,852	46,685,538	(61,585,976)	(14,900,438)
International Equity Fund	656,739,388	128,272,467	(87,712,418)	40,560,049
Focused International Fund	100,815,197	10,790,834	(3,033,769)	7,757,065
Strategic Emerging Markets Fund	63,478,904	26,158,962	(535,709)	25,623,253

Note: The aggregate cost for investments for the Money Market Fund at October 31, 2009, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

At October 31, 2009, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2011	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017
Money Market Fund	$-	$-	$-	$913,573	$-
Short-Duration Bond Fund	-	2,722,309	-	-	3,540,665
Inflation-Protected and Income Fund	-	715,787	5,031,637	1,672,741	3,672,355
Core Bond Fund	-	-	-	-	9,539,132
Diversified Bond Fund	-	-	-	-	10,806,869
High Yield Fund	-	-	-	19,891,231	7,619,761
International Bond Fund	-	-	-	18,963	-
Balanced Fund	-	-	-	12,173,049	19,040,283
Value Fund	-	-	-	50,076,697	71,537,198
Enhanced Index Value Fund	-	-	-	68,935,519	87,132,239
Enhanced Index Core Equity Fund	905,868	-	-	5,804,337	4,507,919
Main Street Fund	-	-	-	27,649,062	61,471,601
Capital Appreciation Fund	-	-	-	35,755,420	136,540,040
Enhanced Index Growth Fund	-	-	-	26,481,520	37,703,065
Discovery Value Fund	-	-	-	10,097,199	14,128,078
Main Street Small Cap Fund	-	-	-	13,211,951	29,109,217
Small Company Opportunities Fund	-	-	-	28,954,070	58,293,517
Global Fund	-	-	-	-	19,659,901
International Equity Fund	-	-	-	-	20,024,416
Focused International Fund	-	-	-	14,968,836	15,014,828

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2009, was as follows:

	Ordinary Income	Undistributed Long Term Capital Gain	Return of Capital
Money Market Fund	$3,234,861	$-	$-

Notes to Financial Statements (Continued)

	Ordinary Income	Undistributed Long Term Capital Gain	Return of Capital
Short-Duration Bond Fund	$18,029,404	$-	$-
Inflation-Protected and Income Fund	18,491,754	-	-
Core Bond Fund	76,562,384	-	-
Diversified Bond Fund	19,662,976	-	-
High Yield Fund	13,684,019	-	-
International Bond Fund	2,500,870	-	107,018
Balanced Fund	4,282,766	-	-
Value Fund	4,898,451	-	-
Enhanced Index Value Fund	10,117,248	-	-
Enhanced Index Core Equity Fund	432,175	-	-
Main Street Fund	3,015,010	-	-
Capital Appreciation Fund	451,904	-	-
Enhanced Index Growth Fund	1,783,759	-	-
Discovery Value Fund	128,543	-	-
Main Street Small Cap Fund	410,966	-	-
Small Company Opportunities Fund	549,532	-	-
Global Fund	4,482,542	13,872,980	-
International Equity Fund	1,698,590	43,927,863	-
Focused International Fund	626,887	-	-
Strategic Emerging Markets Fund	4,337	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year October 31, 2008, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$21,370,850	$-	$127,887
Short-Duration Bond Fund	25,265,745	-	-
Inflation-Protected and Income Fund	17,161,715	-	-
Core Bond Fund	78,695,878	-	-
Diversified Bond Fund	25,183,167	-	-
High Yield Fund	14,535,341	504,867	-
Balanced Fund	5,641,619	2,590,234	-
Value Fund	22,710,996	34,634,617	-
Enhanced Index Value Fund	2,531,245	-	-
Enhanced Index Core Equity Fund	721,616	-	-
Main Street Fund	20,722,847	29,045,740	-
Capital Appreciation Fund	860,587	26,713,651	212,686
Enhanced Index Growth Fund	9,226,977	3,109,341	-
Discovery Value Fund	2,269,379	370,527	-
Main Street Small Cap Fund	2,936,499	55,766	-
Small Company Opportunities Fund	57,182,758	12,058,023	-
Global Fund	9,083,074	43,046,268	-
International Equity Fund	21,054,756	3,948,488	-
Focused International Fund	1,800,456	1,145,611	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through foreign tax credit for the year ended October 31, 2009:

Amount
Global Fund	$563,512
International Equity Fund	952,409
Focused International Fund	186,047
Strategic Emerging Markets Fund	170,013

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At October 31, 2009, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, swap agreements, passive foreign investment companies, and the deferral of wash sale losses.

At October 31, 2009, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$9,505	$(913,573)	$(30,294)	$-
Short-Duration Bond Fund	10,672,302	(6,262,974)	(14,884)	4,681,170
Inflation-Protected and Income Fund	-	(11,092,520)	(5,280)	7,533,854
Core Bond Fund	35,671,518	(9,539,132)	(238,994)	9,021,458
Diversified Bond Fund	14,277,699	(10,806,869)	(18,091)	999,042
High Yield Fund	10,426,928	(27,510,992)	(2,800)	893,349
International Bond Fund	-	(18,963)	(503)	1,190,720
Balanced Fund	2,457,433	(31,213,332)	(10,618)	2,329,567
Value Fund	4,139,239	(121,613,895)	(33,393)	9,094,645
Enhanced Index Value Fund	4,687,013	(156,067,758)	(6,248)	(29,138,188)
Enhanced Index Core Equity Fund	183,136	(11,218,124)	(413)	(258,287)
Main Street Fund	1,784,544	(89,120,663)	(1,650)	8,741,483
Capital Appreciation Fund	1,002,363	(172,295,460)	(14,278)	31,792,994
Enhanced Index Growth Fund	1,471,640	(64,184,585)	(3,625)	7,235,336
Discovery Value Fund	11,689	(24,225,277)	(879)	953,531
Main Street Small Cap Fund	361,870	(42,321,168)	(1,776)	3,010,014
Small Company Opportunities Fund	465,701	(87,247,587)	(16,707)	4,778,505
Global Fund	3,862,787	(19,659,901)	(8,921)	(14,938,829)
International Equity Fund	6,438,992	(20,024,416)	(34,444)	40,580,443
Focused International Fund	3,853,839	(29,983,664)	(1,646)	7,767,864
Strategic Emerging Markets Fund	12,865,160	91,349	(691)	25,623,425

Notes to Financial Statements (Continued)

During the year ended October 31, 2009, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss )
Short-Duration Bond Fund	$-	$(445,269)	$445,269
Inflation-Protected and Income Fund	(129,349)	(600,969)	730,318
Core Bond Fund	-	(2,952,214)	2,952,214
Diversified Bond Fund	(3,898,853)	(827,438)	4,726,291
High Yield Fund	(9,071,356)	9,058,449	12,907
International Bond Fund	(1,145,987)	1,047,981	98,006
Balanced Fund	601	(134,488)	133,887
Value Fund	(4,980)	(25,693)	30,673
Enhanced Index Value Fund	-	192,158	(192,158)
Enhanced Index Core Equity Fund	-	3,617	(3,617)
Main Street Fund	999	3,348	(4,347)
Capital Appreciation Fund	-	262,422	(262,422)
Enhanced Index Growth Fund	-	8,718	(8,718)
Discovery Value Fund	-	5,988	(5,988)
Main Street Small Cap Fund	(2,748)	28,343	(25,595)
Small Company Opportunities Fund	(66,083)	157,939	(91,856)
Global Fund	-	(37,310)	37,310
International Equity Fund	-	1,126,956	(1,126,956)
Focused International Fund	-	(414,515)	414,515
Strategic Emerging Markets Fund	(1,072)	(4,317)	5,389

The Funds did not have any unrecognized tax benefits at October 31, 2009, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended October 31, 2009, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds' understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Investment in Affiliated Issuers

A summary of the Funds' transactions in the securities of affiliated issuers during the year ended October 31, 2009, was as follows:

	Number of Shares Held, Beginning of Year	Purchases	Sales	Number of Shares Held, End of Year	Value, End of Year	Dividend Income	Net Realized Gain (Loss	)
Main Street Small Cap Fund
Oppenheimer Holdings, Inc. Class A	-	200	-	200	$$5,100	$-	$-
Small Company Opportunities Fund
Oppenheimer Holdings, Inc. Class A	-	600	-	600	$15,300	$-	$-
Global Fund
Oppenheimer Institutional Money Market Fund Class E	4,039,618	67,547,309	67,772,796	3,814,131	$3,814,131	$34,715	$-
International Equity Fund
Art Advanced Research Technologies, Inc.*	2,757,900	-	-	2,757,900	$76,807	$-	$-
Art Advanced Research Technologies, Inc.*	3,163,727	-	-	3,163,727	88,110	-	-

Notes to Financial Statements (Continued)

	Number of Shares Held, Beginning of Year	Purchases	Sales	Number of Shares Held, End of Year	Value, End of Year	Dividend Income	Net Realized Gain (Loss	)
International Equity Fund (Continued)
Ortivus AB Class A*	114,300	-	-	114,300	$81,030	$-	$-
Ortivus AB Class B*	859,965	-	-	859,965	635,734	-	-
Art Advanced Research Technologies, Inc., Series 1*	2,653,076	-	-	2,653,076	73,888	-	-
Art Advanced Research Technologies, Inc., Series 2*	836,671	-	-	836,671	23,301	-	-
Oppenheimer Institutional Money Market Fund Class E	58,882,604	123,895,364	155,882,234	26,895,734	26,895,734	361,413	-
					$27,874,604	$361,413	$-

*Issuer is considered to be an affiliate of the Fund by virtue of the Fund owning 5% or more of its outstanding voting securities.

8. Indemnifications

Under the Funds' organizational documents, current and former Trustees and Officers are provided with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9. Subsequent Events

Management has evaluated the events and transactions subsequent to October 31, 2009 through December 29, 2009, the date when financial statements were issued, and determined that there are no material events or transactions that would require adjustments or disclosure in the Funds' financial statements other than those disclosed below.

Effective December 4, 2009, Class N shares of the International Bond Fund, Balanced Fund, Enhanced Index Growth Fund, Small Company Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund are no longer available.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MassMutual Premier Funds:

We have audited the statements of assets and liabilities, including the portfolios of investments, of MassMutual Premier Funds (the "Trust"), comprised of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund (formerly MassMutual Premier Inflation-Protected Bond Fund), MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small Cap Fund, MassMutual Premier Small Company Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (the "Funds") as of October 31, 2009, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the above mentioned Funds constituting the Trust as of October 31, 2009, the results of their operations for the year then ended, the cash flows of the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 29, 2009

Trustees and Officers (Unaudited)

The following table lists the Trust's Trustees and Officers as of October 31, 2009; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 51	Chairman Trustee	Since 2006 Since 2003	Professor of Management Practice (since 2005), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	30	Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Director (since 2007), Virtual Radiologic Corporation.

Maria D. Furman Age: 55	Trustee	Since 2004	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	30	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 58	Trustee	Since 2004	Senior Vice President, Genzyme Business Excellence Initiative (since 2009), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	30	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Corine T. Norgaard Age: 72	Trustee	Since 2004	President (2004-2005), Thompson Enterprises (real estate investment); Dean (1996-2004), Barney School of Business at the University of Hartford.	32***	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Frederick C. Castellani^ Age: 62	Vice Chairman and Trustee President Vice President	Since 2006 (2006-2008) (2004-2006)	Retired; Executive Vice President (2001-2008), Senior Vice President (1996-2001), MassMutual.	30	Trustee and Vice Chairman (since 2006), Vice President (2006-2008), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John E. Deitelbaum Age: 41	Vice President Clerk and Chief Legal Officer	Since 2006 (2006-2008)	Corporate Vice President and Associate General Counsel (since 2007), Assistant Secretary (since 2008), Vice President and Associate General Counsel (2006-2007), Second Vice President and Associate General Counsel (2000-2006), MassMutual; Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), Secretary and Chief Legal Officer (2006-2008), MML Series Investment Fund (open-end investment company); Vice President (since 2006), Clerk and Chief Legal Officer (2006-2008), MML Series Investment Fund II (open-end investment company).	86

Michael C. Eldredge Age: 45	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (1998-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	86

Andrew M. Goldberg Age: 43	Vice President, Clerk and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	86

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 44	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Senior Vice President (2003-2004), CDC IXIS Asset Management Services, Inc. and CDC IXIS Asset Management Advisers, L.P.; Vice President (1996-2003), Loomis Sayles & Company, L.P.; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	86

Philip S. Wellman Age: 45	Vice President and Chief Compliance Officer	Since 2007	Vice President, Compliance (since 2007), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	86

Eric H. Wietsma Age: 43	President Vice President	Since 2008 (2006- 2008)	Corporate Vice President (since 2007), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	86

*The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate. Notwithstanding the above, however, the term of Mr. Castellani has been extended for two full years, beginning upon the date of his retirement from M assMutual and ending on the two-year anniversary of the date of his retirement.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

***MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^Mr. Castellani is an "Interested Person," as that term is defined in the 1940 Act, through his former employment with MassMutual.

^^The President, Treasurer and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)' year ended October 31, 2009, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Value Fund	41.63%
Enhanced Index Value Fund	100.00%
Enhanced Index Core Equity Fund	100.00%
Main Street Fund	66.50%
Capital Appreciation Fund	100.00%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	71.65%
Main Street Small Cap Fund	100.00%
Small Company Opportunities Fund	49.67%
Global Fund	26.74%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2009:

Qualified Dividend Income
Balanced Fund	96.13%
Value Fund	100.00%
Enhanced Index Value Fund	92.98%
Enhanced Index Core Equity Fund	95.60%
Main Street Fund	100.00%
Capital Appreciation Fund	100.00%
Enhanced Index Growth Fund	100.00%
Discovery Value Fund	100.00%
Main Street Small Cap Fund	100.00%
Small Company Opportunities Fund	35.19%
Global Fund	100.00%
International Equity Fund	100.00%
Focused International Fund	100.00%
Strategic Emerging Markets Fund	100.00%

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com /retire and on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees' Approval of Investment Advisory Contracts

At meetings in April and May 2009, the Trustees, including the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust, MassMutual or Subadvisers (the "Independent Trustees"), re-approved the existing Advisory Agreements and Subadvisory Agreements (collectively, the "Contracts") for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Enhanced Index Value Fund, Enhanced Index Core Equity Fund, Main Street Fund, Capital Appreciation Fund, Enhanced Index Growth Fund, Discovery Value Fund, Main Street Small Cap Fund, Small Company Opportunities Fund, Global Fund, International Equity Fund, and Focused International Fund. In preparation for the meeting, the Trustees requested, and MassMutual and the Subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the "Meeting Materials"). In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees received in advance of the meeting (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the "Third-Party Report") with respect to each Fund prepared by an independent third-party vendor (the "Third-Party"). The Third Party Report provided detailed comparative management fee, total expense and performance information for each Fund to assist the Trustees in their evaluation of the Contracts. The Trustees also considered information presented to them throughout the year regarding MassMutual and each Subadviser.

The Trustees considered the nature, scope and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability and business strategy of MassMutual; (ii) the capability of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual's ability to provide investment oversight, administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services.

The Trustees then reviewed, and considered separately for each Fund, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund's advisory fee and total net expense ratio against peer funds; and (ii) the Fund's relative performance (over various time periods against peer funds and a benchmark index). In connection with their review, MassMutual provided commentary and analysis regarding each Fund's performance and expenses. The Trustees also noted that they had received in advance of the meeting or during the course of the past year: (i) detailed information regarding MassMutual's ability to provide investment oversight, administrative and shareholder services to the Funds; and (ii) a wide range of information about each

Other Information (Unaudited) (Continued)

Subadviser and its personnel with responsibilities for providing services to the respective Fund and the fees payable to each Subadviser by MassMutual. Throughout the discussion, MassMutual responded to Trustee questions and provided additional information concerning each Fund.

The Trustees reviewed performance and expense information for each of the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Enhanced Index Value Fund, Main Street Fund, Enhanced Index Growth Fund, Global Fund, International Equity Fund, and Focused International Fund, separately. In the course of the discussion, they noted, among other things, the fact that each Fund (i) had total net expenses that ranked in the 3rd quintile or better in the Fund's expense group or expense universe or were close to median (within approximately 10 basis points) and (ii) had performance for the three-year period ended December 31, 2008, or the one-year period for the International Bond Fund, that ranked in the 3rd quintile or better in the Fund's performance group or performance universe.

In their review of the Money Market Fund, the Trustees noted that the Fund had a generally acceptable total net expense ratio (total net expenses that were within approximately 10 basis points of the Fund's expense group and expense universe medians), and that, although the Fund had experienced unfavorable relative three-year performance, the Fund had performed consistent with expectations during the very difficult past year. They noted that, due principally to the Fund's conservative positioning, the Fund avoided many of the net asset value concerns that had affected certain other money market funds.

The Trustees noted that the Value Fund, which had experienced unfavorable relative performance, had recently undergone a change in portfolio manager. MassMutual discussed with the Trustees the factors that had led to the Fund's underperformance and the qualifications of the new portfolio manager, including the basis for MassMutual's confidence in the new portfolio manager. MassMutual reported that the performance of the Fund had improved since the change was made. The Trustees noted that the Fund had total net expenses that ranked in the 2nd quintile in the Fund's expense group and expense universe.

In the case of the Capital Appreciation Fund and Discovery Value Fund, the Trustees noted that, although the Funds had experienced unfavorable relative performance for the three-year period ended December 31, 2008, each had achieved performance that ranked in the 3rd quintile or better in the Fund's performance universe in 2007 and 2006, and that MassMutual had reiterated its continued confidence in the respective portfolio managers. MassMutual noted that each Fund had performance for the year-to-date period ended March 31, 2009 that ranked in the 1st quintile of its performance universe. In connection with the Trustees' review of the Main Street Small Cap Fund and Small Company Opportunities Fund, MassMutual noted that each Fund has been managed by the same portfolio management team since 2006, and that, although the Small Company Opportunities Fund had experienced unfavorable relative performance prior to the appointment of that team, both of the Funds had achieved performance that ranked in the 3rd quintile or better in the Fund's performance universe in 2007. MassMutual also noted that, with respect to these Funds, the market volatility in 2008 was challenging for quantitative managers. As to the Enhanced Index Core Equity Fund, the Trustees noted that, although the Fund had experienced unfavorable relative performance in 2008 and 2007, the Fund had achieved performance that ranked in the 2nd and 3rd quintiles in the Fund's performance universe in 2006 and 2005, respectively. MassMutual reiterated its continued confidence in the Fund's portfolio management team, noting that other Funds with similar quantitative strategies managed by the Fund's portfolio management team had strong relative performance for the three-year period ended December 31, 2008. The Trustees also noted that each of the Funds referred to in this paragraph had total net expenses that ranked in the 3rd quintile or better in the Fund's expense group or expense universe.

In conjunction with their review of the Third-Party Report, the Trustees also reviewed and considered information included in the Meeting Materials or discussed at the meeting concerning economies of scale and the profitability of MassMutual's relationship with the various Funds, including: (i) a description

Other Information (Unaudited) (Continued)

of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each Fund individually, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions and consideration included the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to Subadvisers due to so-called "soft-dollar arrangements."

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Independent Trustees did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual's oversight of each Fund and the subadvisory process; (ii) MassMutual's levels of profitability from its relationship to the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund's total net expenses are fair and reasonable; (iii) the investment processes, research capabilities and philosophies of each Subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed to remedy any underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders.

Submission of Matters to a Vote of Security Holders

The Trustees unanimously approved on June 23, 2009, an Agreement and Plan of Reorganization pursuant to which the MassMutual Premier Strategic Income Fund ("Premier Strategic Income Fund") would be reorganized with and into the Oppenheimer Strategic Income Fund (the "Reorganization").  Pursuant to a written consent, dated October 23, 2009, MassMutual, in its capacity as the majority shareholder of the Premier Strategic Income Fund, approved the Reorganization, as presented in the Prospectus/Information Statement dated September 22, 2009.  The Reorganization was completed prior to the opening of business on October 27, 2009.

Other Information (Unaudited) (Continued)

Fund Expenses October 31, 2009

Expense Examples:

The following information is in regards to expenses for the six months ended October 31, 2009:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended October 31, 2009.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Operating Expenses Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class A	$1,000	0.40%	$1,000.00	$2.02	$1,023.20	$2.04
Class Y	1,000	0.40%	1,000.00	2.02	1,023.20	2.04
Class S	1,000	0.40%	1,000.00	2.02	1,023.20	2.04
Short-Duration Bond Fund
Class A	1,000	0.93%	1,081.50	4.88	1,020.50	4.74
Class L	1,000	0.68%	1,083.40	3.57	1,021.80	3.47
Class Y	1,000	0.60%	1,084.00	3.15	1,022.20	3.06
Class S	1,000	0.55%	1,083.50	2.89	1,022.40	2.80
Class N	1,000	1.23%	1,080.90	6.45	1,019.00	6.26
Inflation-Protected and Income Fund
Class A	1,000	0.95%	1,068.60	4.95	1,020.40	4.84
Class L	1,000	0.80%	1,068.80	4.17	1,021.20	4.08
Class Y	1,000	0.65%	1,069.80	3.39	1,021.90	3.31
Class S	1,000	0.55%	1,069.60	2.87	1,022.40	2.80
Class N	1,000	1.25%	1,065.80	6.51	1,019.00	6.36

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Core Bond Fund
Class A	$1,000	0.96%	$1,098.20	$5.08	$1,020.40	$4.89
Class L	1,000	0.71%	1,099.60	3.76	1,021.60	3.62
Class Y	1,000	0.64%	1,100.10	3.39	1,022.00	3.26
Class S	1,000	0.59%	1,100.70	3.12	1,022.20	3.01
Class N	1,000	1.28%	1,095.60	6.76	1,018.80	6.51
Diversified Bond Fund
Class A	1,000	1.01%	1,105.90	5.36	1,020.10	5.14
Class L	1,000	0.77%	1,106.50	4.09	1,021.30	3.92
Class Y	1,000	0.76%	1,107.10	4.04	1,021.40	3.87
Class S	1,000	0.71%	1,107.30	3.77	1,021.60	3.62
Class N	1,000	1.31%	1,104.00	6.95	1,018.60	6.67
High Yield Fund
Class A	1,000	1.14%	1,160.60	6.21	1,019.50	5.80
Class L	1,000	0.89%	1,162.70	4.85	1,020.70	4.53
Class Y	1,000	0.74%	1,163.10	4.03	1,021.50	3.77
Class S	1,000	0.69%	1,163.60	3.76	1,021.70	3.52
Class N	1,000	1.44%	1,158.90	7.84	1,017.90	7.32
International Bond Fund
Class A	1,000	1.20%	1,136.40	6.46	1,019.20	6.11
Class L	1,000	0.95%	1,137.20	5.12	1,020.40	4.84
Class Y	1,000	0.80%	1,139.40	4.31	1,021.20	4.08
Class S	1,000	0.75%	1,138.10	4.04	1,021.40	3.82
Class N	1,000	1.50%	1,134.10	8.07	1,017.60	7.63
Balanced Fund
Class A	1,000	1.15%	1,156.20	6.25	1,019.40	5.85
Class L	1,000	0.91%	1,156.90	4.95	1,020.60	4.63
Class Y	1,000	0.76%	1,157.90	4.13	1,021.40	3.87
Class S	1,000	0.59%	1,159.30	3.21	1,022.20	3.01
Class N	1,000	1.47%	1,153.40	7.98	1,017.80	7.48
Value Fund
Class A	1,000	1.11%	1,231.60	6.24	1,019.60	5.65
Class L	1,000	0.82%	1,234.10	4.62	1,021.10	4.18
Class Y	1,000	0.71%	1,234.40	4.00	1,021.60	3.62
Class S	1,000	0.61%	1,234.40	3.44	1,022.10	3.11
Class N	1,000	1.42%	1,230.60	7.98	1,018.00	7.22
Enhanced Index Value Fund
Class A	1,000	1.09%	1,197.40	6.04	1,019.70	5.55
Class L	1,000	0.84%	1,199.40	4.66	1,021.00	4.28
Class Y	1,000	0.69%	1,200.30	3.83	1,021.70	3.52
Class S	1,000	0.59%	1,200.60	3.27	1,022.20	3.01
Class N	1,000	1.40%	1,196.00	7.75	1,018.10	7.12

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Enhanced Index Core Equity Fund
Class A	$1,000	1.09%	$1,197.60	$6.04	$1,019.70	$5.55
Class L	1,000	0.84%	1,198.20	4.65	1,021.00	4.28
Class Y	1,000	0.69%	1,199.20	3.82	1,021.70	3.52
Class S	1,000	0.59%	1,200.30	3.27	1,022.20	3.01
Class N	1,000	1.40%	1,195.50	7.75	1,018.10	7.12
Main Street Fund
Class A	1,000	1.16%	1,175.10	6.36	1,019.40	5.90
Class L	1,000	0.91%	1,177.20	4.99	1,020.60	4.63
Class Y	1,000	0.76%	1,177.40	4.17	1,021.40	3.87
Class S	1,000	0.71%	1,176.90	3.90	1,021.60	3.62
Class N	1,000	1.46%	1,172.60	8.00	1,017.80	7.43
Capital Appreciation Fund
Class A	1,000	1.09%	1,191.80	6.02	1,019.70	5.55
Class L	1,000	0.97%	1,191.30	5.36	1,020.30	4.94
Class Y	1,000	0.82%	1,193.20	4.53	1,021.10	4.18
Class S	1,000	0.71%	1,193.80	3.93	1,021.60	3.62
Class N	1,000	1.46%	1,189.50	8.06	1,017.80	7.43
Enhanced Index Growth Fund
Class A	1,000	0.99%	1,198.70	5.49	1,020.20	5.04
Class L	1,000	0.74%	1,201.30	4.11	1,021.50	3.77
Class Y	1,000	0.59%	1,200.60	3.27	1,022.20	3.01
Class S	1,000	0.54%	1,202.90	3.00	1,022.50	2.75
Class N	1,000	1.29%	1,197.70	7.15	1,018.70	6.56
Discovery Value Fund
Class A	1,000	1.40%	1,186.80	7.72	1,018.10	7.12
Class L	1,000	1.15%	1,187.50	6.34	1,019.40	5.85
Class Y	1,000	1.00%	1,190.30	5.52	1,020.20	5.09
Class S	1,000	0.93%	1,188.70	5.13	1,020.50	4.74
Class N	1,000	1.70%	1,184.60	9.36	1,016.60	8.64
Main Street Small Cap Fund
Class A	1,000	1.14%	1,154.40	6.19	1,019.50	5.80
Class L	1,000	0.89%	1,156.70	4.84	1,020.70	4.53
Class Y	1,000	0.79%	1,158.10	4.30	1,021.20	4.02
Class S	1,000	0.69%	1,158.10	3.75	1,021.70	3.52
Class N	1,000	1.49%	1,154.60	8.09	1,017.70	7.58
Small Company Opportunities Fund
Class A	1,000	1.14%	1,155.40	6.19	1,019.50	5.80
Class L	1,000	0.89%	1,158.50	4.84	1,020.70	4.53
Class Y	1,000	0.79%	1,159.10	4.30	1,021.20	4.02
Class S	1,000	0.69%	1,160.60	3.76	1,021.70	3.52
Class N	1,000	1.49%	1,155.20	8.09	1,017.70	7.58

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Global Fund
Class A	$1,000	1.43%	$1,285.10	$8.24	$1,018.00	$7.27
Class L	1,000	1.14%	1,287.30	6.57	1,019.50	5.80
Class Y	1,000	1.03%	1,288.50	5.94	1,020.00	5.24
Class S	1,000	0.89%	1,288.30	5.13	1,020.70	4.53
Class N	1,000	1.52%	1,283.90	8.75	1,017.50	7.73
International Equity Fund
Class A	1,000	1.51%	1,301.40	8.76	1,017.60	7.68
Class L	1,000	1.26%	1,301.80	7.31	1,018.90	6.41
Class Y	1,000	1.12%	1,304.20	6.50	1,019.60	5.70
Class S	1,000	1.09%	1,304.90	6.33	1,019.70	5.55
Class N	1,000	1.82%	1,299.90	10.55	1,016.00	9.25
Focused International Fund
Class A	1,000	1.53%	1,287.20	8.82	1,017.50	7.78
Class L	1,000	1.28%	1,289.80	7.39	1,018.80	6.51
Class Y	1,000	1.13%	1,291.00	6.53	1,019.50	5.75
Class S	1,000	1.03%	1,290.30	5.95	1,020.00	5.24
Class N	1,000	1.93%	1,285.70	11.12	1,015.50	9.80
Strategic Emerging Markets Fund
Class A	1,000	1.65%	1,404.10	10.00	1,016.90	8.39
Class L	1,000	1.40%	1,405.50	8.49	1,018.10	7.12
Class Y	1,000	1.25%	1,406.80	7.58	1,018.90	6.36
Class S	1,000	1.15%	1,407.70	6.98	1,019.40	5.85
Class N	1,000	1.95%	1,402.20	11.81	1,015.40	9.91

* Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2009, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:
MML Distributors, LLC
1295 State Street
Springfield, MA 01111-0001

December 30, 2009

Securities offered through registered representatives of MML Investors Services, Inc., member FINRA and SIPC (www.finra.org and www.sipc.org), 1295 State Street, Springfield, MA 01111.

MassMutual FINANCIAL GROUP®

© 2009 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.

L4544 1209
C:05477-04

Item 2. Code of Ethics.

As of October 31, 2009, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2009, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2009 and 2008 were $900,550 and $699,086, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2009 and 2008 were $100,400 and $55,200, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2009 and 2008.
(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2009 and 2008 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2009 and 2008 were $508,718 and $233,819, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date	12/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date	12/29/09

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	12/29/09